File Nos. 002-86008

811-03828

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. 46	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 45	☒

SELIGMAN MUNICIPAL FUND SERIES, INC.

(Exact name of registrant as specified in charter)

100 PARK AVENUE, NEW YORK, NEW YORK 10017

(Address of principal executive offices)

Registrant’s Telephone Number: 212-850-1864 or

Toll-Free: 800-221-2450

LAWRENCE P. VOGEL, Treasurer

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

It is proposed that this filing will become effective (check the appropriate box).

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	75 days after filing pursuant to paragraph (a)(2)

☒	on February 1, 2008 pursuant to paragraph (a)(1)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

February 1, 2008

Seligman

Municipal Funds

Seeking Income Exempt from Regular Income Tax

•	Seligman Municipal Fund Series, Inc.

•	Seligman Municipal Series Trust

•	Seligman New Jersey Municipal Fund, Inc.

•	Seligman Pennsylvania Municipal Fund Series

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

MUNI-1  2/2008

The Funds

Overview of the Funds

This Prospectus contains information about four separate series that together offer 19 investment options (each, a “Fund”, collectively, the “Funds”):

Seligman Municipal Fund Series, Inc. offers the following 13 Funds:

National Fund	Minnesota Fund
Colorado Fund	Missouri Fund
Georgia Fund	New York Fund
Louisiana Fund	Ohio Fund
Maryland Fund	Oregon Fund
Massachusetts Fund	South Carolina Fund
Michigan Fund

Seligman Municipal Series Trust offers the following four Funds:

California High-Yield Fund	Florida Fund
California Quality Fund	North Carolina Fund

Seligman New Jersey Municipal Fund, Inc. (New Jersey Fund)

Seligman Pennsylvania Municipal Fund Series (Pennsylvania Fund)

Investment Objectives

Each Fund has its own investment objective. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.

The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no guarantee that the Funds will achieve their objectives.

Principal Investment Strategies

Each Fund also has its own principal investment strategies and risks.

Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. This principal investment strategy is fundamental and may be changed only with shareholder approval. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

Alternative Minimum Tax (“AMT”):

A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal securities are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase by a Fund. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent that Fund from achieving its investment objective.

A Fund’s investment objective may be changed only with shareholder approval. Except as otherwise noted, the principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by that Fund’s Board of Directors/Trustees. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

Principal Risks

Below is a description of investment risks that apply to the Funds. More specific risks that apply to individual Funds are included in the individual Fund descriptions in the pages that follow.

The value of your investment in a Fund will change with fluctuations in the value of individual securities held by that Fund. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The principal factors that may affect the value of a Fund’s portfolio are changes in interest rates and the creditworthiness of a Fund’s portfolio holdings, as described below:

Risks Related to Pending State Law Action. On November 5, 2007, the United States Supreme Court held oral arguments on appeal from a decision of a Kentucky appellate court which held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds while taxing interest on bonds issued by other states violated the United States Constitution. If the Supreme Court overturns the decision, the status quo of the municipal market will be upheld, which would allow Kentucky (and a number of other states) to continue with their taxing practice. If, however, the Supreme Court upholds the Kentucky ruling, this could impact the yields of all states’ bonds, including the current investments in the Funds. However, the outcome of this appeal and its effect, if any, on any exemption from state or local income taxes of dividends from the Funds designated as exempt interest dividends, or on the market value of the Funds, cannot be predicted. The Supreme Court is expected to announce its ruling before it concludes its June 2008 session.

Interest rate risk. Changes in market interest rates will affect the value of securities held by a Fund’s investment portfolio. Generally, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund’s net asset value per share moves in the same direction as the market value of

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the Fund’s securities holdings. Therefore, if interest rates rise, you should expect a Fund’s net asset value per share to fall, and if interest rates decline, you should expect a Fund’s net asset value to rise.

Additionally, longer maturity bonds, like those held by the Funds, are generally more sensitive to changes in interest rates. Each Fund’s strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to a Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.

Credit risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities periodically face budget shortfalls and other problems as a result of economic downturns. The failure to address these problems in a satisfactory manner could affect a state’s or municipality’s credit quality and result in downgrading or a decline in a security’s market value. Credit risk also includes the risk that an issuer of a municipal bond (or, in the case of an insured bond, the issuer and the insurer) would be unable to make or timely make interest and principal payments. Further, revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If a Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund’s portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

Concentration risk. Each Fund is a non-diversified fund (except the National Fund) that invests primarily in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. These factors may include state or local legislation or policy changes, economic factors, natural disasters and the possibility of credit problems. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer. Notwithstanding these restrictions, a Fund may be invested in a smaller number of securities. Consequently, if one or more of the securities held in a Fund declines in value or underperforms, it may have a greater impact on the Fund’s performance than if the Fund held a larger number of securities. The Funds may experience more volatility, especially over the short term, than a Fund with a greater number of holdings.

Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund’s ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market prices. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund’s portfolio do not perform as expected, that Fund’s net asset value may decline.

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Risks of territories and possessions of the United States. Each Fund may invest in municipal securities of territories and possessions of the United States, such as Puerto Rico, Guam and the Virgin Islands. Adverse market, political, economic or other conditions or developments within these territories or possessions may negatively affect the value of a Fund’s holdings in such obligations.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the applicable Fund’s Statement of Additional Information.

Past Performance

Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of each Class compares to two widely-used measures of municipal bond performance.

Although each Fund’s fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund’s Classes due to their different fees and expenses.

Fees and Expenses

The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses, net of management fee waivers and/or expense reimbursements, if applicable, are deducted from a Fund’s assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund’s fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

Discussions of each Fund begin on page 5.

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National Fund

Investment Objective

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Fund’s performance may also be affected by legislation or policy changes, economic or political factors, natural disasters, terrorist attacks or other factors.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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National Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.69% – quarter ended 12/31/00.

Worst calendar quarter return: -2.26% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.43)%	2.73%	3.59%	n/a
Return after taxes on distributions	(1.43)	2.73	3.59	n/a
Return after taxes on distributions and sale of Fund shares	0.42	2.93	3.70	n/a
Class C	1.33	2.74	n/a	3.11%
Class D	1.33	2.74	3.13	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper General Municipal Debt Funds Average	1.15	3.48	4.08	4.10

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper General Municipal Debt Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper Average measures the performance of funds that invest primarily in municipal debt issues in the top four credit ratings. Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

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National Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.30%		0.30%	0.30%
Total Annual Fund Operating Expenses	0.90%		1.80%	1.80%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$538	$724	$926	$1,508
Class C	283	566	975	2,116
Class D	283	566	975	2,116

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$538	$724	$926	$1,508
Class C	183	566	975	2,116
Class D	183	566	975	2,116

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California High-Yield Fund

Investment Objective

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

Principal Investment Strategies

The California High-Yield Fund uses the following investment strategies to pursue its investment objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of California.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the California High-Yield Fund is subject to the following risks:

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The Fund’s performance may be affected by local, state, and regional factors including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters, terrorist attacks and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

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Because the Fund may invest in non-investment-grade bonds, it is subject to greater risk of loss of principal and interest than funds that invest in higher-rated investment-grade bonds. The Fund may pay higher yields than funds that invest in investment-grade bonds, but at the same time, may experience greater volatility.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the California High-Yield Fund to 0.40% per annum of the Fund’s average daily net assets. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008,

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the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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California High-Yield Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.73% – quarter ended 3/31/00.

Worst calendar quarter return: -2.34% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.25)%	3.34%	4.27%	n/a
Return after taxes on distributions	(1.28)	3.30	4.20	n/a
Return after taxes on distributions and sale of Fund shares	0.59	3.45	4.25	n/a
Class C	1.31	3.36	n/a	3.80%
Class D	1.31	3.36	3.79	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper California Municipal Debt Funds Average	0.39	3.98	4.43	4.26

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

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California High-Yield Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees(2)	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.35%		0.35%	0.35%
Total Annual Fund Operating Expenses	0.95%		1.85%	1.85%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)	Seligman, at its discretion, is waiving a portion of its management fee to limit the per annum management fee of the California High-Yield Fund to 0.40% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$543	$739	$952	$1,564
Class C	288	582	1,001	2,169
Class D	288	582	1,001	2,169

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$543	$739	$952	$1,564
Class C	188	582	1,001	2,169
Class D	188	582	1,001	2,169

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California Quality Fund

Investment Objective

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

Principal Investment Strategies

The California Quality Fund uses the following investment strategies to pursue its investment objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody’s Investors Service (Moody’s) (Aaa, Aa, or A) or Standard & Poor’s Ratings Services (S&P) (AAA, AA, or A) on the date of purchase. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of California.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the California Quality Fund is subject to the following risk:

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The Fund’s performance may be affected by local, state, and regional factors. These may include, but are not limited to, state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees

12

and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

13

California Quality Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.31% – quarter ended 12/31/00.

Worst calendar quarter return: -2.53% – quarter ended 6/30/99.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.67)%	2.51%	3.92%	n/a
Return after taxes on distributions	(1.78)	2.43	3.77	n/a
Return after taxes on distributions and sale of Fund shares	0.44	2.72	3.91	n/a
Class C	1.03	2.53	n/a	3.51%
Class D	1.03	2.53	3.47	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper California Municipal Debt Funds Average	0.39	3.98	4.43	4.26

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

14

California Quality Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.32%		0.32%	0.32%
Total Annual Fund Operating Expenses	0.92%		1.82%	1.82%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$540	$730	$936	$1,530
Class C	285	573	985	2,137
Class D	285	573	985	2,137

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$540	$730	$936	$1,530
Class C	185	573	985	2,137
Class D	185	573	985	2,137

15

Colorado Fund

Investment Objective

The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Colorado Fund uses the following investment strategies to pursue its investment objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Colorado.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Colorado Fund is subject to the following risks:

■

The Fund’s performance may be affected by state, local or regional factors. These may include, but are not limited to, state or local legislation or policy changes, terrorist attacks, long-term water availability, the possibility of a significant correction in the housing sector affecting the construction industry and consumer spending, volatility in energy prices and its effect on the State’s natural resources sector, credit availability, state and local government budgetary shortfalls and economic and other factors.

■

Due to the current economic conditions in the State, together with the State’s constitutionally mandated inability to increase taxes without voter approval and constitutionally mandated minimum increases in funding for elementary and secondary education, the State of Colorado faces difficult budget issues that must be resolved by the legislature. In the past, Colorado voters passed a referendum allowing the State to retain excess collected revenues for a certain number of years, however, these funds are earmarked for specific areas and will not completely alleviate the State’s budget problems. Colorado’s constitutional and statutory restrictions on spending and taxes may adversely affect the ability of state and local governments to provide necessary services.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on

16

purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and beside the chart do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

17

Colorado Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.40% – quarter ended 12/31/00.

Worst calendar quarter return: -2.33% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(0.88)%	2.98%	4.04%	n/a
Return after taxes on distributions	(0.88)	2.96	4.01	n/a
Return after taxes on distributions and sale of Fund shares	0.77	3.12	4.06	n/a
Class C	1.84	3.02	n/a	3.60%
Class D	1.84	3.02	3.59	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Colorado Municipal Debt Funds Average	1.63	3.61	4.20	4.20

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

18

Colorado Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.34%		0.34%	0.34%
Total Annual Fund Operating Expenses	0.94%		1.84%	1.84%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class C	287	579	995	2,159
Class D	287	579	995	2,159

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class C	187	579	995	2,159
Class D	187	579	995	2,159

19

Florida Fund

Investment Objective

The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

Principal Investment Strategies

The Florida Fund uses the following investment strategies to pursue its investment objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Florida.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Florida Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■

The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State’s ability to pay principal and interest in a timely manner.

■	Florida’s economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to 0.35% per annum of the Fund’s average daily net assets. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007

20

would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

21

Florida Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.66% – quarter ended 12/31/00.

Worst calendar quarter return: -2.24% – quarter ended 6/30/99.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.40)%	2.53%	3.89%	n/a
Return after taxes on distributions	(1.57)	2.47	3.83	n/a
Return after taxes on distributions and sale of Fund shares	0.69	2.75	3.93	n/a
Class C	1.40	2.73	n/a	3.62%
Class D	1.40	2.73	3.60	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Florida Municipal Debt Funds Average	1.02	4.09	4.46	4.23

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

22

Florida Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees(2)	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%
Other Expenses	0.39%		0.39%	0.39%
Total Annual Fund Operating Expenses	1.14%		1.89%	1.89%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)	Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to 0.35% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$561	$796	$1,049	$1,774
Class C	292	594	1,021	2,212
Class D	292	594	1,021	2,212

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$561	$796	$1,049	$1,774
Class C	192	594	1,021	2,212
Class D	192	594	1,021	2,212

23

Georgia Fund

Investment Objective

The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Georgia Fund uses the following investment strategies to pursue its investment objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Georgia.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Georgia Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■

Georgia’s economy is affected by, among other factors, trends in trade, transportation and utilities, professional and business services, education and health services industries and manufacturing, as these industries, along with government, comprise the largest sources of employment within the State.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the

24

impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from of losses realized on the sale of Fund shares.

25

Georgia Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.81% – quarter ended 12/31/00.

Worst calendar quarter return: -2.21% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(2.42)%	2.18%	3.52%	n/a
Return after taxes on distributions	(2.42)	2.18	3.43	n/a
Return after taxes on distributions and sale of Fund shares	(0.30)	2.44	3.58	n/a
Class C	0.23	2.21	n/a	2.99%
Class D	0.23	2.21	3.07	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Georgia Municipal Debt Funds Average	1.57	3.16	4.09	4.10

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

26

Georgia Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.34%		0.34%	0.34%
Total Annual Fund Operating Expenses	0.94%		1.84%	1.84%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class C	287	579	995	2,159
Class D	287	579	995	2,159

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class C	187	579	995	2,159
Class D	187	579	995	2,159

27

Louisiana Fund

Investment Objective

The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Louisiana Fund uses the following investment strategies to pursue its investment objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Louisiana.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Louisiana Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters including the effects of hurricanes, such as Katrina and Rita, and terrorist attacks.

■	Louisiana’s economy is affected by, among other factors, trends in the oil and gas, tourism, and gaming industries within the State.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and

28

may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

29

Louisiana Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.73% – quarter ended 12/31/00.

Worst calendar quarter return: -1.77% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.20)%	2.47%	3.82%	n/a
Return after taxes on distributions	(1.26)	2.41	3.74	n/a
Return after taxes on distributions and sale of Fund shares	0.68	2.69	3.87	n/a
Class C	1.37	2.46	n/a	3.35%
Class D	1.37	2.49	3.36	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Louisiana Municipal Debt Funds Average	2.39	3.45	4.22	4.20

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

30

Louisiana Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.34%		0.34%	0.34%
Total Annual Fund Operating Expenses	0.94%		1.84%	1.84%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class C	287	579	995	2,159
Class D	287	579	995	2,159

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class C	187	579	995	2,159
Class D	187	579	995	2,159

31

Maryland Fund

Investment Objective

The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Maryland Fund uses the following investment strategies to pursue its investment objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Maryland.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Maryland Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■

Because the Fund favors investing in revenue bonds, including revenue bonds issued on behalf of health-care providers, its performance may also be affected by economic developments impacting a specific facility or type of facility.

■	The performance of general obligation bonds of Maryland issuers may be affected by efforts to limit or reduce state or local taxes.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated

32

using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

33

Maryland Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.41% – quarter ended 12/31/00.

Worst calendar quarter return: -1.61% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.56)%	2.58%	3.77%	n/a
Return after taxes on distributions	(1.57)	2.52	3.71	n/a
Return after taxes on distributions and sale of Fund shares	0.18	2.75	3.81	n/a
Class C	1.03	2.59	n/a	3.29%
Class D	1.03	2.59	3.32	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Maryland Municipal Debt Funds Average	0.84	3.05	3.99	3.94

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

34

Maryland Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.34%		0.34%	0.34%
Total Annual Fund Operating Expenses	0.94%		1.84%	1.84%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class C	287	579	995	2,159
Class D	287	579	995	2,159

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class C	187	579	995	2,159
Class D	187	579	995	2,159

35

Massachusetts Fund

Investment Objective

The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Massachusetts Fund uses the following investment strategies to pursue its investment objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Massachusetts.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Massachusetts Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■

Additionally, Massachusetts and certain of its cities, towns, counties, and other political subdivisions have, at certain times in the past, experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default on payments of, outstanding obligations issued by Massachusetts or its public authorities or municipalities.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees

36

and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

37

Massachusetts Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 6.45% – quarter ended 12/31/00.

Worst calendar quarter return: -2.80% – quarter ended 9/30/99.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.23)%	2.41%	4.00%	n/a
Return after taxes on distributions	(1.33)	2.36	3.94	n/a
Return after taxes on distributions and sale of Fund shares	0.74	2.64	4.02	n/a
Class C	1.46	2.48	n/a	3.55%
Class D	1.33	2.46	3.54	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Massachusetts Municipal Debt Funds Average	1.52	3.45	4.18	4.23

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

38

Massachusetts Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.29%		0.29%	0.29%
Total Annual Fund Operating Expenses	0.89%		1.79%	1.79%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$537	$721	$921	$1,497
Class C	282	563	970	2,105
Class D	282	563	970	2,105

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$537	$721	$921	$1,497
Class C	182	563	970	2,105
Class D	182	563	970	2,105

39

Michigan Fund

Investment Objective

The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Michigan Fund uses the following investment strategies to pursue its investment objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Michigan.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Michigan Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■

Michigan’s economy continues to suffer from the effects of the recent prolonged national economic slowdown. Michigan’s economy, with its emphasis on the automotive and manufacturing sector, has been slower to recover than the overall economy. The largest sources of Michigan tax revenues are the individual income tax and sales and use taxes. There is a strong correlation between income tax collections and salaries and wages earned from employment, and Michigan’s high unemployment rate has adversely impacted individual income tax collections. The second major source of tax revenues are sales and use taxes, which are directly correlated with disposable income, and also suffer from the lagging Michigan economy. The Fund’s Statement of Additional Information contains additional discussion of these factors.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have

40

been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

41

Michigan Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.98% – quarter ended 12/31/00.

Worst calendar quarter return: -2.00% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.87)%	2.43%	3.86%	n/a
Return after taxes on distributions	(1.97)	2.36	3.76	n/a
Return after taxes on distributions and sale of Fund shares	0.23	2.64	3.89	n/a
Class C	0.87	2.45	n/a	3.40%
Class D	0.87	2.45	3.40	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Michigan Municipal Debt Funds Average	1.42	3.70	4.32	4.15

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

42

Michigan Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.27%		0.27%	0.27%
Total Annual Fund Operating Expenses	0.87%		1.77%	1.77%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$535	$715	$911	$1,474
Class C	280	557	959	2,084
Class D	280	557	959	2,084

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$535	$715	$911	$1,474
Class C	180	557	959	2,084
Class D	180	557	959	2,084

43

Minnesota Fund

Investment Objective

The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Minnesota Fund uses the following investment strategies to pursue its investment objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Minnesota.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Minnesota Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■

Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce. That issue is expected to be heard by the U.S. Supreme Court in first half of 2008.

■

The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. For example, projected budget deficits for the 2002-2003 biennium almost exhausted the State’s reserves, and it was necessary to take action in 2003 to enable the State to balance the biennial budget for the period ended June 30, 2003. The State then achieved surpluses for the 2004-2005 biennium and for the biennium ended June 30, 2007. However, a November 2007 forecast projects a $373 million deficit for the 2008-2009 biennium. The budget for each biennial period must be balanced.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective

44

June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

45

Minnesota Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.04% – quarter ended 12/31/00.

Worst calendar quarter return: -2.43% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.54)%	2.26%	3.69%	n/a
Return after taxes on distributions	(1.62)	2.23	3.64	n/a
Return after taxes on distributions and sale of Fund shares	0.40	2.48	3.74	n/a
Class C	1.20	2.28	n/a	3.16%
Class D	1.19	2.28	3.24	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Minnesota Municipal Debt Funds Average	1.11	3.48	4.14	4.10

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

46

Minnesota Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.28%		0.28%	0.28%
Total Annual Fund Operating Expenses	0.88%		1.78%	1.78%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$536	$718	$916	$1,486
Class C	281	560	964	2,095
Class D	281	560	964	2,095

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$536	$718	$916	$1,486
Class C	181	560	964	2,095
Class D	181	560	964	2,095

47

Missouri Fund

Investment Objective

The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Missouri Fund uses the following investment strategies to pursue its investment objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Missouri.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Missouri Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■

Defense-related business and agriculture play an important role in Missouri’s economy. Negative trends in these industries or the relocation of major employers engaged in such industries could have a negative impact on the economy of the State.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

48

returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

49

Missouri Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 6.34% – quarter ended 12/31/00.

Worst calendar quarter return: -2.33% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.67)%	2.49%	3.91%	n/a
Return after taxes on distributions	(1.75)	2.43	3.82	n/a
Return after taxes on distributions and sale of Fund shares	0.24	2.67	3.91	n/a
Class C	1.01	2.50	n/a	3.50%
Class D	1.01	2.50	3.45	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Missouri Municipal Debt Funds Average	1.38	3.47	4.28	4.27

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

50

Missouri Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.34%		0.34%	0.34%
Total Annual Fund Operating Expenses	0.94%		1.84%	1.84%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class C	287	579	995	2,159
Class D	287	579	995	2,159

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class C	187	579	995	2,159
Class D	187	579	995	2,159

51

New Jersey Fund

Investment Objective

The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The New Jersey Fund uses the following investment strategies to pursue its investment objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of New Jersey.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the New Jersey Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors (e.g., budget shortfalls), natural disasters and terrorist attacks.

■

New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey’s economy will be affected by trends in these sectors.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the

52

impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

53

New Jersey Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.02% – quarter ended 12/31/00.

Worst calendar quarter return: -2.51% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.25)%	2.45%	3.67%	n/a
Return after taxes on distributions	(1.32)	2.40	3.59	n/a
Return after taxes on distributions and sale of Fund shares	0.60	2.65	3.70	n/a
Class C	1.62	2.62	n/a	3.32%
Class D	1.62	2.62	3.35	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper New Jersey Municipal Debt Funds Average	1.07	4.12	4.32	4.14

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

54

New Jersey Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%
Other Expenses	0.42%		0.42%	0.42%
Total Annual Fund Operating Expenses	1.17%		1.92%	1.92%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$564	$805	$1,065	$1,806
Class C	295	603	1,037	2,243
Class D	295	603	1,037	2,243

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$564	$805	$1,065	$1,806
Class C	195	603	1,037	2,243
Class D	195	603	1,037	2,243

55

New York Fund

Investment Objective

The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The New York Fund uses the following investment strategies to pursue its investment objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of New York.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the New York Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters, terrorist attacks and transit workers union strike.

■	New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

■

A future terrorist attack within New York City could have a substantial negative effect on the economy of New York City, including the displacement or closure of many businesses, a decline in tourism, and retrenchment in the securities industry, which is a major source of employment in the City.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

56

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

57

New York Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 6.11% – quarter ended 12/31/00.

Worst calendar quarter return: -2.54% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.23)%	2.81%	4.15%	n/a
Return after taxes on distributions	(1.30)	2.77	4.06	n/a
Return after taxes on distributions and sale of Fund shares	0.67	2.98	4.14	n/a
Class C	1.45	2.82	n/a	3.66%
Class D	1.45	2.82	3.68	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper New York Municipal Debt Funds Average	1.32	3.83	4.32	4.23

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

58

New York Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.25%		0.25%	0.25%
Total Annual Fund Operating Expenses	0.85%		1.75%	1.75%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$533	$709	$900	$1,452
Class C	278	551	949	2,062
Class D	278	551	949	2,062

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$533	$709	$900	$1,452
Class C	178	551	949	2,062
Class D	178	551	949	2,062

59

North Carolina Fund

Investment Objective

The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

Principal Investment Strategies

The North Carolina Fund uses the following investment strategies to pursue its investment objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of North Carolina.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the North Carolina Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■

While during 2007, the North Carolina economy’s recovery from the 2001 recession continued, job growth has been moderate and some sectors of the economy, particularly manufacturing employment, continued to decline.

■

While the State has been successful in recent years in balancing its budget after coping with a significant budget shortfall some years ago, the State continues to face pressures in matching revenues to expenses and will continue to deal with budget problems until the growth rate in the North Carolina economy increases or changes are made to the tax system to match the changing economy, thereby increasing overall tax revenues. Because of these budget problems, both Moody’s and S&P reviewed their ratings of North Carolina general obligations in 2002. While S&P retained its “AAA” rating for North Carolina’s general obligations, Moody’s reduced its rating of such obligations to “Aa1”. However, on January 12, 2007, Moody’s restored its rating of North Carolina general obligations to its highest “Aaa” level. A failure to adequately deal with future budget issues could adversely effect the credit ratings of general obligations of the State.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008

60

would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

61

North Carolina Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.65% – quarter ended 12/31/00.

Worst calendar quarter return: -2.22% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(2.06)%	2.17%	3.57%	n/a
Return after taxes on distributions	(2.06)	2.10	3.45	n/a
Return after taxes on distributions and sale of Fund shares	(0.22)	2.34	3.56	n/a
Class C	0.81	2.34	n/a	3.24%
Class D	0.81	2.34	3.26	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21(1)
Lipper North Carolina Municipal Debt Funds Average	1.13	3.19	4.03	4.01

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

62

North Carolina Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%
Other Expenses	0.54%		0.54%	0.54%
Total Annual Fund Operating Expenses	1.29%		2.04%	2.04%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$575	$841	$1,126	$1,936
Class C	307	640	1,098	2,369
Class D	307	640	1,098	2,369

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$575	$841	$1,126	$1,936
Class C	207	640	1,098	2,369
Class D	207	640	1,098	2,369

63

Ohio Fund

Investment Objective

The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Ohio Fund uses the following investment strategies to pursue its investment objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Ohio.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Ohio Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■

Ohio’s economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other less industrial states and in the nation as a whole.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal

64

marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

65

Ohio Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.38% – quarter ended 12/31/00.

Worst calendar quarter return: -2.12% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.41)%	2.33%	3.75%	n/a
Return after taxes on distributions	(1.45)	2.29	3.68	n/a
Return after taxes on distributions and sale of Fund shares	0.42	2.53	3.79	n/a
Class C	1.41	2.37	n/a	3.29%
Class D	1.41	2.37	3.31	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Ohio Municipal Debt Funds Average	1.95	3.38	4.10	4.09

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

66

Ohio Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.26%		0.26%	0.26%
Total Annual Fund Operating Expenses	0.86%		1.76%	1.76%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$534	$712	$905	$1,463
Class C	279	554	954	2,073
Class D	279	554	954	2,073

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$534	$712	$905	$1,463
Class C	179	554	954	2,073
Class D	179	554	954	2,073

67

Oregon Fund

Investment Objective

The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Oregon Fund uses the following strategies to pursue its investment objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Oregon.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Oregon Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■

Oregon’s economy may be adversely affected by, among other factors, a potential downturn in its manufacturing industry caused by a global economic slowdown and/or a depreciation of the U.S. dollar and rising regional energy prices.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and

68

may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

69

Oregon Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.07% – quarter ended 12/31/00.

Worst calendar quarter return: -1.78% – quarter ended 6/30/99.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.47)%	2.68%	3.99%	n/a
Return after taxes on distributions	(1.49)	2.64	3.91	n/a
Return after taxes on distributions and sale of Fund shares	0.40	2.85	3.99	n/a
Class C	1.19	2.67	n/a	3.50%
Class D	1.19	2.67	3.52	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Oregon Municipal Debt Funds Average	2.01	3.52	4.20	4.17

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

70

Oregon Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.30%		0.30%	0.30%
Total Annual Fund Operating Expenses	0.90%		1.80%	1.80%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$538	$724	$926	$1,508
Class C	283	566	975	2,116
Class D	283	566	975	2,116

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$538	$724	$926	$1,508
Class C	183	566	975	2,116
Class D	183	566	975	2,116

71

Pennsylvania Fund

Investment Objective

The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

Principal Investment Strategies

The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Pennsylvania. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the Pennsylvania Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■

Pennsylvania and various of its political subdivisions, including the Philadelphia School District and the cities of Philadelphia, Pittsburgh and Scranton, have, in the past, encountered financial difficulties due to slowdowns in the pace of economic activity and other factors.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

72

returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

73

Pennsylvania Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.28% – quarter ended 12/31/00.

Worst calendar quarter return: -2.61% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(2.12)%	1.85%	3.52%	n/a
Return after taxes on distributions	(2.12)	1.82	3.43	n/a
Return after taxes on distributions and sale of Fund shares	(0.29)	2.05	3.52	n/a
Class C	0.85	2.00	n/a	3.14%
Class D	0.72	2.00	3.21	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Pennsylvania Municipal Debt Funds Average	1.21	3.81	4.20	4.15

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

74

Pennsylvania Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.24%		1.00%	1.00%
Other Expenses	0.61%		0.61%	0.61%
Total Annual Fund Operating Expenses	1.35%		2.11%	2.11%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$581	$858	$1,156	$2,001
Class C	314	661	1,134	2,441
Class D	314	661	1,134	2,441

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$581	$858	$1,156	$2,001
Class C	214	661	1,134	2,441
Class D	214	661	1,134	2,441

75

South Carolina Fund

Investment Objective

The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The South Carolina Fund uses the following investment strategies to pursue its investment objective:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of South Carolina.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated under the “Principal Risks” section at the beginning of this Prospectus, the South Carolina Fund is subject to the following risks:

■

The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■

Although South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties from 1991 to 1993 and from 2000 to 2004. These difficulties did not affect the State’s ability to pay its indebtedness, but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996. In 2005, S&P again lowered its rating on South Carolina general obligation bonds to AA+, primarily citing the overall economic climate in South Carolina. Moody’s has maintained its rating on South Carolina general obligation bonds of Aaa.

■

South Carolina had year-end deficits of $87.4 million, $149 million and $177 million for fiscal years 2001, 2002 and 2003, respectively. The deficit for fiscal year 2002 exhausted the State’s General Reserve Fund. Appropriations to the General Reserve Fund made in fiscal year 2003 were applied to the reduction of the deficit at the end of fiscal year 2003.

■

South Carolina experienced further revenue shortfalls in the first two quarters of fiscal year 2004. In August 2003, the Capital Reserve Fund for fiscal year 2004 was sequestered and a 1% across the board reduction of General Fund appropriations implemented. As of December 15, 2003, Moody’s assigned a negative outlook to the State’s general obligation debt credit rating. In March, 2007, Moody’s changed the outlook to stable, which remains in effect as of the date of this Prospectus.

■

Due to more positive financial results for fiscal years 2004, 2005 and 2006, South Carolina has eliminated the cumulative $177 million deficit and has fully restored the required balances in the General Reserve Fund and the Capital Reserve Fund.

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■

The state sales tax was increased by one cent (“1¢”), excluding food and accommodations, effective June 1, 2007. Taxpayers began receiving relief from the school operating exemption on their tax bills due in January 2008. Revenues from the additional 1¢ tax will be placed into a trust fund. The trust fund will be used (in priority order) to replace the eliminated school operating taxes on owner occupied homes with revenues from the 1¢ general sales tax imposed; then provide $2.5 million total in minimum replacement funding for each county to be distributed among the school districts; then, if funds are available, roll back county operations taxes on owner occupied homes as far as possible, as remaining funds are available from imposition of the new 1¢ general sales tax. If the revenues in the trust fund are ever insufficient to remove all school operating property taxes on owner occupied homes based on the growth factors outlined in Act 388 of 2006, the difference must be made up from the General Fund. Only the school operating replacement funds and the funds for the $2.5 million floor become an obligation of the General Fund if growth is ever not sufficient to cover the obligations of the fund.

■

Property taxing entities are prohibited from raising the operating millage rate by more than population growth plus the increase in the Consumer Price Index. This cap may not be overridden except in the case of an emergency situation, as listed below. This increase requires a two-thirds vote of the local governing body. The additional tax must be listed separately on the tax statement, and may only be put into effect for the amount of time necessary to remedy the emergency. Allowable emergency situations are a previous year’s deficit; a catastrophic event; court order or decree; loss of a taxpaying entity that made up more than 10% of the county’s property tax revenue; or a federal or state requirement enacted after date of ratification.

■	The state sales tax on groceries (non-prepared food) was permanently eliminated beginning on November 1, 2007.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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South Carolina Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.68% – quarter ended 12/31/00.

Worst calendar quarter return: -2.38% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(2.11)%	3.00%	4.01%	n/a
Return after taxes on distributions	(2.14)	2.92	3.92	n/a
Return after taxes on distributions and sale of Fund shares	0.01	3.10	4.01	n/a
Class C	0.58	3.01	n/a	3.63%
Class D	0.58	3.01	3.57	n/a
Lehman Brothers Municipal Bond Index	3.36	4.30	5.18	5.21	(1)
Lipper Other States Municipal Debt Funds Average	1.44	4.00	4.35	3.96

The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper Other States Municipal Debt Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper Other States Municipal Debt Funds Average measures the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis. Investors cannot invest directly in an index or an average.

(1)	From 5/28/99.

South Carolina Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.50%		1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.27%		0.27%	0.27%
Total Annual Fund Operating Expenses	0.87%		1.77%	1.77%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$535	$715	$911	$1,474
Class C	280	557	959	2,084
Class D	280	557	959	2,084

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$535	$715	$911	$1,474
Class C	180	557	959	2,084
Class D	180	557	959	2,084

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Management of the Funds

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017, is the investment manager of each Fund. Seligman manages the investment of each Fund’s assets, including making purchases and sales of portfolio securities consistent with each Fund’s investment objective and strategies, and administers each Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $11.6 billion in assets as of December 31, 2007. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2007 of approximately $8.1 billion.

Each Fund pays Seligman a fee for its management services. For the fiscal year ended September 30, 2007, the fee for each Fund is equal to an annual rate of 0.50% of each Fund’s average daily net assets. Seligman, at its discretion, has agreed to waive a portion of its fees so as to limit the per annum management fee of the California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively. Seligman may discontinue its fee waivers at any time.

A discussion regarding the basis for the Boards of Directors’ or Trustees’ (as applicable) approval of the continuance of the investment management agreements between the Funds and Seligman will be made available in the applicable Funds’ Mid-Year Reports, dated March 31, 2008.

Portfolio Management

The Funds are managed by the Seligman Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles, a Director and Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Funds. He is also Executive Vice President and Co- Portfolio Manager of Seligman Select Municipal Fund, Inc. (a closed-end investment company). Mr. Moles joined Seligman in 1983.

Ms. Eileen A. Comerford, a Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Funds. She is also Vice President and Co-Portfolio Manager of Seligman Select Municipal Fund, Inc. Ms. Comerford joined Seligman in 1980.

Mr. Moles and Ms. Comerford each have decision making authority with respect to the investments of the Funds.

Each Fund’s Statement of Additional Information provides additional information about the compensation of each Co-Portfolio Manager, other accounts managed by each Co-Portfolio Manager, and each Co-Portfolio Manager’s ownership of securities of the Funds.

Affiliates of Seligman:

Seligman Advisors, Inc. (“Seligman Advisors”):

Each Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

Each Fund’s shareholder service agent; provides shareholder account services to the Funds at cost.

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Regulatory Matters

In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. (Seligman Advisors) relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

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Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Funds’ Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in a Fund, or another Seligman mutual fund.

■	If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price(1)
Less than $100,000	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50	3.63	3.00
$250,000 – $499,999	2.50	2.56	2.25
$500,000 – $999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds, “single persons” includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a “single person”, please consult the applicable Fund’s Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

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Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group of mutual funds if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in a Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the applicable Fund’s Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the applicable Fund’s Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

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Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of a Fund, the other investment companies in the Seligman Group of mutual funds, Seligman, SDC and Seligman’s affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the applicable Fund’s Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds’ distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group of Funds in connection with a deferred fee arrangement for outside Directors, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Funds or their directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Funds’ distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or record keeper.

For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the applicable Fund’s Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Class C or Class D*

■ No initial sales charge on purchases. ■ A 1% CDSC on shares sold within one year of purchase. ■ Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.	Your purchase of Class C or Class D shares must be for less than $1,000,000 because if you invest $1,000,000 or more, you will pay less in fees and charges if you buy Class A shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

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*	Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of a Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Seligman (as well as the Funds’ distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the applicable Fund’s Statement of Additional Information.

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, that allows each Class of a Fund to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Boards of Directors or Trustees, as applicable, believe that no conflict of interest currently exists between a Fund’s Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

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How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you purchased the shares of that Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of that Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class C and Class D shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors/Trustees; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the applicable Fund’s Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class of a Fund by dividing that Class’s share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the

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close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of a Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by a Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors/Board of Trustees. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Funds’ shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see “Deciding Which Class of Shares to Buy—Class D.”

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the applicable Fund or Funds directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

■	Regular (non-retirement) accounts: $1,000

■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in a Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder

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service agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until the Fund’s minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of a Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Funds. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell these Funds’ shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy these Funds’ shares. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange,

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unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund’s required minimum initial investment. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Funds, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to an address other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;

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■	a trustee or custodian; or
■	in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your Fund shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares or Class D shares, you may annually withdraw 10%, of each class, of the value of your accounts (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check redemptions may be subject to a CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least one year.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of a Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your fund account if its value falls below $500, although the Funds generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

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If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund’s NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of a Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors/Trustees of each of the Seligman Municipal Fund Series, Seligman Municipal Series Trust, the New Jersey Fund and the Pennsylvania Fund has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund’s portfolio. If any Fund, Seligman Advisors (the Funds’ distributor) or SDC (the Funds’ shareholder service agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund’s shares by any person for any reason, including if that person is

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believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Funds’ policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund’s portfolio, hinder such Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

Each Fund generally declares dividends from its net investment income daily and pays dividends monthly. The Funds distribute any net capital gains realized on investments annually. It is expected that the Funds’ distributions will be primarily income dividends. The National Fund, Georgia Fund and Pennsylvania Fund have capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2011, 2013 and 2015, respectively. Accordingly, no capital gains distributions are expected to

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be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividend:

A payment by a mutual fund, usually derived from a Fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates its NAV.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

Taxes

Each Fund intends to pay dividends that are primarily exempt from regular federal income taxes and (except for National Fund) regular personal income taxes in its respective state. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Accordingly, a portion of dividends paid by the Funds that are not otherwise exempt generally are taxable to you as ordinary income. Income exempt from federal tax may be subject to state and local tax.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which an exempt interest dividend is paid and you held the shares for six months or less, any loss you realize will be disallowed to the extent of the exempt interest dividend. Further, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize, to the extent not disallowed pursuant to the immediate preceding sentence, will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

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An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund’s Statement of Additional Information. However, because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

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Financial Highlights

The tables below are intended to help you understand the financial performance of each Fund’s Classes for the past five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during a particular period. “Total Return” shows the rate that you would have earned (or lost) on an investment in each Class of the Funds, assuming you reinvested all of your dividends and capital gain distributions, if any. Total returns do not reflect any fees, sales charges or taxes. If such fees, charges and taxes were included, the returns presented below would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their Reports, along with the Funds’ financial statements, are included in each Fund’s Annual Report, which is available upon request.

National Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.81	$7.88	$7.97	$7.98	$8.05
Income from investment operations:
Net investment income	0.33	0.35	0.34	0.34	0.33
Net realized and unrealized loss on investments	(0.08)	(0.07)	(0.09)	(0.01)	(0.07)
Total from investment operations	0.25	0.28	0.25	0.33	0.26
Less distributions:
Dividends from net investment income	(0.32)	(0.35)	(0.34)	(0.34)	(0.33)
Distributions from net realized capital gain	—	—	—	—	—
Total distributions	(0.32)	(0.35)	(0.34)	(0.34)	(0.33)
Net asset value, end of year	$7.74	$7.81	$7.88	$7.97	$7.98
Total Return	3.21%	3.58%	3.18%	4.16%	3.29%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$58,002	$65,846	$67,861	$73,970	$86,905
Ratio of expenses to average net assets	0.90%	0.92%	0.94%	0.91%	0.95%
Ratio of net investment income to average net assets	4.19%	4.46%	4.29%	4.22%	4.14%
Portfolio turnover rate	28.55%	—	4.55%	—	7.04%

See footnotes on page 123.

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National Fund (continued)

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.81	$7.88	$7.97	$7.98	$8.05
Income from investment operations:
Net investment income	0.26	0.28	0.27	0.26	0.26
Net realized and unrealized loss on investments	(0.07)	(0.07)	(0.09)	(0.01)	(0.07)
Total from investment operations	0.19	0.21	0.18	0.25	0.19
Less distributions:
Dividends from net investment income	(0.25)	(0.28)	(0.27)	(0.26)	(0.26)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.25)	(0.28)	(0.27)	(0.26)	(0.26)
Net asset value, end of year	$7.75	$7.81	$7.88	$7.97	$7.98
Total Return	2.42%	2.66%	2.25%	3.23%	2.36%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,729	$2,343	$2,998	$3,503	$5,446
Ratio of expenses to average net assets	1.80%	1.82%	1.84%	1.81%	1.85%
Ratio of net investment income to average net assets	3.29%	3.56%	3.39%	3.32%	3.24%
Portfolio turnover rate	28.55%	—	4.55%	—	7.04%

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.81	$7.88	$7.97	$7.98	$8.05
Income from investment operations:
Net investment income	0.26	0.28	0.27	0.26	0.26
Net realized and unrealized loss on investments	(0.07)	(0.07)	(0.09)	(0.01)	(0.07)
Total from investment operations	0.19	0.21	0.18	0.25	0.19
Less distributions:
Dividends from net investment income	(0.25)	(0.28)	(0.27)	(0.26)	(0.26)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.25)	(0.28)	(0.27)	(0.26)	(0.26)
Net asset value, end of year	$7.75	$7.81	$7.88	$7.97	$7.98
Total Return	2.42%	2.66%	2.25%	3.23%	2.36%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,060	$1,239	$1,600	$1,799	$2,942
Ratio of expenses to average net assets	1.80%	1.82%	1.84%	1.81%	1.85%
Ratio of net investment income to average net assets	3.29%	3.56%	3.39%	3.32%	3.24%
Portfolio turnover rate	28.55%	—	4.55%	—	7.04%

See footnotes on page 123.

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California High-Yield Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$6.60	$6.62	$6.65	$6.59	$6.74
Income from investment operations:
Net investment income	0.28	0.28	0.26	0.28	0.28
Net realized and unrealized gain (loss) on investments	(0.06)	(0.02)	0.04	0.06	(0.12)
Total from investment operations	0.22	0.26	0.30	0.34	0.16
Less distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.26)	(0.27)	(0.28)
Distributions from net realized capital gains	—	—	(0.07)	(0.01)	(0.03)
Total distributions	(0.27)	(0.28)	(0.33)	(0.28)	(0.31)
Net asset value, end of year	$6.55	$6.60	$6.62	$6.65	$6.59
Total Return	3.35%	3.99%	4.63%	5.30%	2.48%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$28,641	$30,079	$31,432	$34,315	$38,798
Ratio of expenses to average net assets	0.85%	0.90%	0.92%	0.90%	0.88%
Ratio of net investment income to average net assets	4.25%	4.26%	3.97%	4.20%	4.24%
Portfolio turnover rate	8.03%	—	1.47%	—	4.43%
Without management fee waiver:*
Ratio of expenses to average net assets	0.95%	1.00%	1.02%	1.00%	0.98%
Ratio of net investment income to average net assets	4.15%	4.16%	3.87%	4.10%	4.14%

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$6.61	$6.63	$6.66	$6.60	$6.75
Income from investment operations:
Net investment income	0.22	0.22	0.20	0.22	0.22
Net realized and unrealized gain (loss) on investments	(0.06)	(0.02)	0.04	0.06	(0.12)
Total from investment operations	0.16	0.20	0.24	0.28	0.10
Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.20)	(0.21)	(0.22)
Distributions from net realized capital gains	—	—	(0.07)	(0.01)	(0.03)
Total distributions	(0.21)	(0.22)	(0.27)	(0.22)	(0.25)
Net asset value, end of year	$6.56	$6.61	$6.63	$6.66	$6.60
Total Return	2.42%	3.06%	3.69%	4.35%	1.56%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,281	$2,649	$2,475	$2,964	$3,482
Ratio of expenses to average net assets	1.75%	1.80%	1.82%	1.80%	1.78%
Ratio of net investment income to average net assets	3.35%	3.35%	3.07%	3.30%	3.34%
Portfolio turnover rate	8.03%	—	1.47%	—	4.43%
Without management fee waiver:*
Ratio of expenses to average net assets	1.85%	1.90%	1.92%	1.90%	1.88%
Ratio of net investment income to average net assets	3.25%	3.25%	2.97%	3.20%	3.24%

See footnotes on page 123.

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California High-Yield Fund (continued)

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$6.61	$6.63	$6.66	$6.60	$6.75
Income from investment operations:
Net investment income	0.22	0.22	0.20	0.22	0.22
Net realized and unrealized gain (loss) on investments	(0.06)	(0.02)	0.04	0.06	(0.12)
Total from investment operations	0.16	0.20	0.24	0.28	0.10
Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.20)	(0.21)	(0.22)
Distributions from net realized capital gains	—	—	(0.07)	(0.01)	(0.03)
Total distributions	(0.21)	(0.22)	(0.27)	(0.22)	(0.25)
Net asset value, end of year	$6.56	$6.61	$6.63	$6.66	$6.60
Total Return	2.42%	3.06%	3.69%	4.35%	1.56%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,778	$3,056	$2,988	$2,519	$4,832
Ratio of expenses to average net assets	1.75%	1.80%	1.82%	1.80%	1.78%
Ratio of net investment income to average net assets	3.35%	3.35%	3.07%	3.30%	3.34%
Portfolio turnover rate	8.03%	—	1.47%	—	4.43%
Without management fee waiver:*
Ratio of expenses to average net assets	1.85%	1.90%	1.92%	1.90%	1.88%
Ratio of net investment income to average net assets	3.25%	3.25%	2.97%	3.20%	3.24%

California Quality Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$6.69	$6.79	$6.89	$6.88	$7.04
Income from investment operations:
Net investment income	0.28	0.28	0.28	0.28	0.27
Net realized and unrealized loss on investments	(0.12)	(0.07)	(0.02)	—	(0.16)
Total from investment operations	0.16	0.21	0.26	0.28	0.11
Less distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.27)	(0.27)	(0.27)
Distributions from net realized capital gains	(0.01)	(0.03)	(0.09)	—	—
Total distributions	(0.28)	(0.31)	(0.36)	(0.27)	(0.27)
Net asset value, end of year	$6.57	$6.69	$6.79	$6.89	$6.88
Total Return	2.51%	3.14%	3.90%	4.23%	1.63%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$37,598	$42,495	$47,186	$51,395	$61,566
Ratio of expenses to average net assets	0.92%	0.94%	0.94%	0.93%	0.93%
Ratio of net investment income to average net assets	4.17%	4.19%	4.04%	4.06%	3.96%
Portfolio turnover rate	4.66%	—	—	0.86%	1.43%

See footnotes on page 123.

98

California Quality Fund (continued)

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$6.66	$6.76	$6.87	$6.85	$7.01
Income from investment operations:
Net investment income	0.22	0.22	0.21	0.22	0.21
Net realized and unrealized gain (loss) on investments	(0.12)	(0.07)	(0.02)	0.01	(0.16)
Total from investment operations	0.10	0.15	0.19	0.23	0.05
Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.21)	(0.21)	(0.21)
Distributions from net realized capital gains	(0.01)	(0.03)	(0.09)	—	—
Total distributions	(0.22)	(0.25)	(0.30)	(0.21)	(0.21)
Net asset value, end of year	$6.54	$6.66	$6.76	$6.87	$6.85
Total Return	1.60%	2.23%	2.84%	3.46%	0.72%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,570	$1,921	$3,259	$4,783	$5,772
Ratio of expenses to average net assets	1.82%	1.84%	1.84%	1.83%	1.83%
Ratio of net investment income to average net assets	3.27%	3.29%	3.13%	3.16%	3.06%
Portfolio turnover rate	4.66%	—	—	0.86%	1.43%

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$6.66	$6.76	$6.87	$6.85	$7.01
Income from investment operations:
Net investment income	0.22	0.22	0.21	0.22	0.21
Net realized and unrealized gain (loss) on investments	(0.12)	(0.07)	(0.02)	0.01	(0.16)
Total from investment operations	0.10	0.15	0.19	0.23	0.05
Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.21)	(0.21)	(0.21)
Distributions from net realized capital gains	(0.01)	(0.03)	(0.09)	—	—
Total distributions	(0.22)	(0.25)	(0.30)	(0.21)	(0.21)
Net asset value, end of year	$6.54	$6.66	$6.76	$6.87	$6.85
Total Return	1.60%	2.23%	2.84%	3.46%	0.72%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$815	$1,037	$1,022	$1,306	$1,512
Ratio of expenses to average net assets	1.82%	1.84%	1.84%	1.83%	1.83%
Ratio of net investment income to average net assets	3.27%	3.29%	3.13%	3.16%	3.06%
Portfolio turnover rate	4.66%	—	—	0.86%	1.43%

See footnotes on page 123.

99

Colorado Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.56	$7.65	$7.66	$7.63	$7.69
Income from investment operations:
Net investment income	0.31	0.31	0.31	0.31	0.31
Net realized and unrealized gain (loss) on investments	(0.09)	(0.09)	(0.01)	0.03	(0.06)
Total from investment operations	0.22	0.22	0.30	0.34	0.25
Less distributions:
Dividends from net investment income	(0.30)	(0.31)	(0.31)	(0.31)	(0.30)
Distributions from net realized capital gains	(0.05)	—	—	—	(0.01)
Total distributions	(0.35)	(0.31)	(0.31)	(0.31)	(0.31)
Net asset value, end of year	$7.43	$7.56	$7.65	$7.66	$7.63
Total Return	2.97%	2.92%	3.93%	4.49%	3.38%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$30,496	$32,558	$35,058	$36,025	$38,560
Ratio of expenses to average net assets	0.94%	0.95%	0.96%	0.94%	0.99%
Ratio of net investment income to average net assets	4.11%	4.13%	4.05%	4.05%	4.05%
Portfolio turnover rate	10.86%	3.27%	—	5.04%	4.10%

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.55	$7.64	$7.65	$7.62	$7.68
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.24	0.24
Net realized and unrealized gain (loss) on investments	(0.09)	(0.09)	(0.01)	0.03	(0.05)
Total from investment operations	0.15	0.15	0.23	0.27	0.19
Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.24)	(0.24)	(0.24)
Distributions from net realized capital gains	(0.05)	—	—	—	(0.01)
Total distributions	(0.28)	(0.24)	(0.24)	(0.24)	(0.25)
Net asset value, end of year	$7.42	$7.55	$7.64	$7.65	$7.62
Total Return	2.05%	2.01%	3.00%	3.56%	2.46%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$194	$206	$105	$121	$205
Ratio of expenses to average net assets	1.84%	1.85%	1.86%	1.84%	1.89%
Ratio of net investment income to average net assets	3.21%	3.23%	3.15%	3.15%	3.15%
Portfolio turnover rate	10.86%	3.27%	—	5.04%	4.10%

See footnotes on page 123.

100

Colorado Fund (continued)

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.55	$7.64	$7.65	$7.62	$7.68
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.24	0.24
Net realized and unrealized gain (loss) on investments	(0.09)	(0.09)	(0.01)	0.03	(0.05)
Total from investment operations	0.15	0.15	0.23	0.27	0.19
Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.24)	(0.24)	(0.24)
Distributions from net realized capital gains	(0.05)	—	—	—	(0.01)
Total distributions	(0.28)	(0.24)	(0.24)	(0.24)	(0.25)
Net asset value, end of year	$7.42	$7.55	$7.64	$7.65	$7.62
Total Return	2.05%	2.01%	3.00%	3.56%	2.46%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$169	$141	$153	$138	$276
Ratio of expenses to average net assets	1.84%	1.85%	1.86%	1.84%	1.89%
Ratio of net investment income to average net assets	3.21%	3.23%	3.15%	3.15%	3.15%
Portfolio turnover rate	10.86%	3.27%	—	5.04%	4.10%

Florida Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.77	$7.92	$8.00	$8.08	$8.08
Income from investment operations:
Net investment income	0.33	0.33	0.33	0.32	0.32
Net realized and unrealized gain (loss) on investments	(0.11)	(0.11)	(0.08)	(0.06)	0.01
Total from investment operations	0.22	0.22	0.25	0.26	0.33
Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.32)	(0.32)	(0.32)
Distributions from net realized capital gains	(0.01)	(0.05)	(0.01)	(0.02)	(0.01)
Total distributions	(0.33)	(0.37)	(0.33)	(0.34)	(0.33)
Net asset value, end of year	$7.66	$7.77	$7.92	$8.00	$8.08
Total Return	2.88%	2.86%	3.17%	3.26%	4.16%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$22,372	$25,750	$29,298	$32,470	$34,131
Ratio of expenses to average net assets	0.99%	1.00%	0.98%	0.99%	1.00%
Ratio of net investment income to average net assets	4.23%	4.20%	4.11%	4.05%	3.98%
Portfolio turnover rate	18.37%	5.12%	—	—	12.51%
Without management fee waiver:*
Ratio of expenses to average net assets	1.14%	1.15%	1.13%	1.14%	1.15%
Ratio of net investment income to average net assets	4.08%	4.05%	3.96%	3.90%	3.83%

See footnotes on page 123.

101

Florida Fund (continued)

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.79	$7.93	$8.02	$8.09	$8.10
Income from investment operations:
Net investment income	0.27	0.27	0.27	0.26	0.26
Net realized and unrealized loss on investments	(0.12)	(0.09)	(0.09)	(0.05)	—
Total from investment operations	0.15	0.18	0.18	0.21	0.26
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.26)	(0.26)	(0.26)
Distributions from net realized capital gains	(0.01)	(0.05)	(0.01)	(0.02)	(0.01)
Total distributions	(0.27)	(0.32)	(0.27)	(0.28)	(0.27)
Net asset value, end of year	$7.67	$7.79	$7.93	$8.02	$8.09
Total Return	1.98%	2.22%	2.27%	2.61%	3.24%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,076	$3,171	$3,907	$4,683	$4,686
Ratio of expenses to average net assets	1.74%	1.75%	1.73%	1.74%	1.75%
Ratio of net investment income to average net assets	3.48%	3.45%	3.36%	3.30%	3.23%
Portfolio turnover rate	18.37%	5.12%	—	—	12.51%
Without management fee waiver:*
Ratio of expenses to average net assets	1.89%	1.90%	1.88%	1.89%	1.90%
Ratio of net investment income to average net assets	3.33%	3.30%	3.21%	3.15%	3.08%

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.79	$7.93	$8.02	$8.10	$8.10
Income from investment operations:
Net investment income	0.27	0.27	0.27	0.26	0.26
Net realized and unrealized gain (loss) on investments	(0.12)	(0.09)	(0.09)	(0.06)	0.01
Total from investment operations	0.15	0.18	0.18	0.20	0.27
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.26)	(0.26)	(0.26)
Distributions from net realized capital gains	(0.01)	(0.05)	(0.01)	(0.02)	(0.01)
Total distributions	(0.27)	(0.32)	(0.27)	(0.28)	(0.27)
Net asset value, end of year	$7.67	$7.79	$7.93	$8.02	$8.10
Total Return	1.98%	2.22%	2.27%	2.48%	3.37%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,011	$1,164	$1,176	$1,351	$1,567
Ratio of expenses to average net assets	1.74%	1.75%	1.73%	1.74%	1.75%
Ratio of net investment income to average net assets	3.48%	3.45%	3.36%	3.30%	3.23%
Portfolio turnover rate	18.37%	5.12%	—	—	12.51%
Without management fee waiver:*
Ratio of expenses to average net assets	1.89%	1.90%	1.88%	1.89%	1.90%
Ratio of net investment income to average net assets	3.33%	3.30%	3.21%	3.15%	3.08%

See footnotes on page 123.

102

Georgia Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.74	$7.78	$7.84	$8.01	$8.10
Income from investment operations:
Net investment income	0.31	0.32	0.31	0.32	0.33
Net realized and unrealized loss on investments	(0.14)	(0.04)	(0.06)	(0.16)	(0.06)
Total from investment operations	0.17	0.28	0.25	0.16	0.27
Less distributions:
Dividends from net investment income	(0.30)	(0.32)	(0.31)	(0.32)	(0.33)
Distributions from net realized capital gains	—	—	—	(0.01)	(0.03)
Total distributions	(0.30)	(0.32)	(0.31)	(0.33)	(0.36)
Net asset value, end of year	$7.61	$7.74	$7.78	$7.84	$8.01
Total Return	2.18%	3.70%	3.19%	2.09%	3.48%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$25,664	$27,966	$30,456	$32,928	$35,086
Ratio of expenses to average net assets	0.94%	0.95%	0.98%	0.94%	0.97%
Ratio of net investment income to average net assets	4.03%	4.15%	3.93%	4.11%	4.16%
Portfolio turnover rate	6.42%	—	8.59%	20.43%	—

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.76	$7.80	$7.86	$8.02	$8.12
Income from investment operations:
Net investment income	0.24	0.25	0.24	0.25	0.26
Net realized and unrealized loss on investments	(0.14)	(0.04)	(0.06)	(0.15)	(0.07)
Total from investment operations	0.10	0.21	0.18	0.10	0.19
Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.24)	(0.25)	(0.26)
Distributions from net realized capital gains	—	—	—	(0.01)	(0.03)
Total distributions	(0.23)	(0.25)	(0.24)	(0.26)	(0.29)
Net asset value, end of year	$7.63	$7.76	$7.80	$7.86	$8.02
Total Return	1.26%	2.76%	2.26%	1.30%	2.42%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$294	$485	$586	$639	$620
Ratio of expenses to average net assets	1.84%	1.85%	1.88%	1.84%	1.87%
Ratio of net investment income to average net assets	3.13%	3.25%	3.03%	3.21%	3.26%
Portfolio turnover rate	6.42%	—	8.59%	20.43%	—

See footnotes on page 123.

103

Georgia Fund (continued)

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.76	$7.80	$7.86	$8.03	$8.12
Income from investment operations:
Net investment income	0.24	0.25	0.24	0.25	0.26
Net realized and unrealized loss on investments	(0.13)	(0.04)	(0.06)	(0.16)	(0.06)
Total from investment operations	0.11	0.21	0.18	0.09	0.20
Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.24)	(0.25)	(0.26)
Distributions from net realized capital gains	—	—	—	(0.01)	(0.03)
Total distributions	(0.23)	(0.25)	(0.24)	(0.26)	(0.29)
Net asset value, end of year	$7.64	$7.76	$7.80	$7.86	$8.03
Total Return	1.39%	2.76%	2.26%	1.17%	2.55%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$960	$899	$1,107	$1,479	$1,658
Ratio of expenses to average net assets	1.84%	1.85%	1.88%	1.84%	1.87%
Ratio of net investment income to average net assets	3.13%	3.25%	3.03%	3.21%	3.26%
Portfolio turnover rate	6.42%	—	8.59%	20.43%	—

Louisiana Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.97	$8.06	$8.22	$8.27	$8.41
Income from investment operations:
Net investment income	0.34	0.34	0.34	0.34	0.36
Net realized and unrealized loss on investments	(0.10)	(0.06)	(0.13)	(0.03)	(0.12)
Total from investment operations	0.24	0.28	0.21	0.31	0.24
Less distributions:
Dividends from net investment income	(0.33)	(0.34)	(0.34)	(0.34)	(0.35)
Distributions from net realized capital gains	(0.02)	(0.03)	(0.03)	(0.02)	(0.03)
Total distributions	(0.35)	(0.37)	(0.37)	(0.36)	(0.38)
Net asset value, end of year	$7.86	$7.97	$8.06	$8.22	$8.27
Total Return	3.10%	3.51%	2.53%	3.77%	3.03%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$26,750	$29,877	$38,036	$41,960	$46,181
Ratio of expenses to average net assets	0.94%	0.97%	0.95%	0.91%	0.94%
Ratio of net investment income to average net assets	4.25%	4.26%	4.16%	4.14%	4.33%
Portfolio turnover rate	11.58%	—	2.54%	2.51%	—

See footnotes on page 123.

104

Louisiana Fund (continued)

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.97	$8.06	$8.22	$8.27	$8.41
Income from investment operations:
Net investment income	0.26	0.27	0.27	0.27	0.28
Net realized and unrealized loss on investments	(0.10)	(0.06)	(0.14)	(0.04)	(0.11)
Total from investment operations	0.16	0.21	0.13	0.23	0.17
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.26)	(0.26)	(0.28)
Distributions from net realized capital gains	(0.02)	(0.03)	(0.03)	(0.02)	(0.03)
Total distributions	(0.28)	(0.30)	(0.29)	(0.28)	(0.31)
Net asset value, end of year	$7.85	$7.97	$8.06	$8.22	$8.27
Total Return	2.05%	2.58%	1.62%	2.84%	2.11%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$447	$652	$759	$698	$687
Ratio of expenses to average net assets	1.84%	1.87%	1.85%	1.81%	1.84%
Ratio of net investment income to average net assets	3.35%	3.36%	3.27%	3.24%	3.43%
Portfolio turnover rate	11.58%	—	2.54%	2.51%	—

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.98	$8.06	$8.22	$8.27	$8.41
Income from investment operations:
Net investment income	0.26	0.27	0.27	0.27	0.28
Net realized and unrealized loss on investments	(0.10)	(0.05)	(0.14)	(0.04)	(0.11)
Total from investment operations	0.16	0.22	0.13	0.23	0.17
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.26)	(0.26)	(0.28)
Distributions from net realized capital gains	(0.02)	(0.03)	(0.03)	(0.02)	(0.03)
Total distributions	(0.28)	(0.30)	(0.29)	(0.28)	(0.31)
Net asset value, end of year	$7.86	$7.98	$8.06	$8.22	$8.27
Total Return	2.05%	2.71%	1.61%	2.84%	2.11%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$564	$598	$580	$464	$843
Ratio of expenses to average net assets	1.84%	1.87%	1.85%	1.81%	1.84%
Ratio of net investment income to average net assets	3.35%	3.36%	3.27%	3.24%	3.43%
Portfolio turnover rate	11.58%	—	2.54%	2.51%	—

See footnotes on page 123.

105

Maryland Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.92	$7.97	$8.03	$8.05	$8.27
Income from investment operations:
Net investment income	0.29	0.32	0.31	0.31	0.32
Net realized and unrealized loss on investments	(0.09)	(0.03)	(0.02)	—	(0.14)
Total from investment operations	0.20	0.29	0.29	0.31	0.18
Less distributions:
Dividends from net investment income	(0.28)	(0.32)	(0.31)	(0.31)	(0.31)
Distributions from net realized capital gains	(0.06)	(0.02)	(0.04)	(0.02)	(0.09)
Total distributions	(0.34)	(0.34)	(0.35)	(0.33)	(0.40)
Net asset value, end of year	$7.78	$7.92	$7.97	$8.03	$8.05
Total Return	2.50%	3.78%	3.72%	3.94%	2.29%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$32,690	$34,623	$39,148	$41,082	$45,239
Ratio of expenses to average net assets	0.94%	0.95%	0.96%	0.93%	0.96%
Ratio of net investment income to average net assets	3.76%	4.04%	3.87%	3.89%	3.92%
Portfolio turnover rate	4.57%	13.33%	9.77%	5.66%	10.98%

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.93	$7.98	$8.05	$8.06	$8.29
Income from investment operations:
Net investment income	0.22	0.25	0.24	0.24	0.24
Net realized and unrealized gain (loss) on investments	(0.09)	(0.03)	(0.03)	0.01	(0.14)
Total from investment operations	0.13	0.22	0.21	0.25	0.10
Less distributions:
Dividends from net investment income	(0.20)	(0.25)	(0.24)	(0.24)	(0.24)
Distributions from net realized capital gains	(0.06)	(0.02)	(0.04)	(0.02)	(0.09)
Total distributions	(0.26)	(0.27)	(0.28)	(0.26)	(0.33)
Net asset value, end of year	$7.80	$7.93	$7.98	$8.05	$8.06
Total Return	1.71%	2.85%	2.66%	3.13%	1.25%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$355	$490	$421	$419	$444
Ratio of expenses to average net assets	1.84%	1.85%	1.86%	1.83%	1.86%
Ratio of net investment income to average net assets	2.86%	3.14%	2.97%	2.99%	3.02%
Portfolio turnover rate	4.57%	13.33%	9.77%	5.66%	10.98%

See footnotes on page 123.

106

Maryland Fund (continued)

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.93	$7.98	$8.05	$8.06	$8.29
Income from investment operations:
Net investment income	0.22	0.25	0.24	0.23	0.24
Net realized and unrealized gain (loss) on investments	(0.09)	(0.03)	(0.03)	0.02	(0.14)
Total from investment operations	0.13	0.22	0.21	0.25	0.10
Less distributions:
Dividends from net investment income	(0.20)	(0.25)	(0.24)	(0.24)	(0.24)
Distributions from net realized capital gains	(0.06)	(0.02)	(0.04)	(0.02)	(0.09)
Total distributions	(0.26)	(0.27)	(0.28)	(0.26)	(0.33)
Net asset value, end of year	$7.80	$7.93	$7.98	$8.05	$8.06
Total Return	1.71%	2.85%	2.66%	3.13%	1.25%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,115	$1,548	$1,932	$2,016	$2,291
Ratio of expenses to average net assets	1.84%	1.85%	1.86%	1.83%	1.86%
Ratio of net investment income to average net assets	2.86%	3.14%	2.97%	2.99%	3.02%
Portfolio turnover rate	4.57%	13.33%	9.77%	5.66%	10.98%

Massachusetts Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$8.01	$8.15	$8.27	$8.34	$8.38
Income from investment operations:
Net investment income	0.34	0.34	0.34	0.33	0.33
Net realized and unrealized loss on investments	(0.12)	(0.11)	(0.11)	(0.07)	(0.05)
Total from investment operations	0.22	0.23	0.23	0.26	0.28
Less distributions:
Dividends from net investment income	(0.33)	(0.34)	(0.33)	(0.33)	(0.32)
Distributions from net realized capital gains	(0.04)	(0.03)	(0.02)	‡	—
Total distributions	(0.37)	(0.37)	(0.35)	(0.33)	(0.32)
Net asset value, end of year	$7.86	$8.01	$8.15	$8.27	$8.34
Total Return	2.83%	2.86%	2.90%	3.18%	3.48%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$57,796	$62,426	$69,598	$76,118	$83,379
Ratio of expenses to average net assets	0.89%	0.90%	0.91%	0.89%	0.92%
Ratio of net investment income to average net assets	4.27%	4.25%	4.09%	3.98%	3.96%
Portfolio turnover rate	6.81%	—	4.55%	1.97%	2.42%

See footnotes on page 123.

107

Massachusetts Fund (continued)

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$8.01	$8.15	$8.27	$8.34	$8.37
Income from investment operations:
Net investment income	0.27	0.27	0.26	0.26	0.25
Net realized and unrealized loss on investments	(0.11)	(0.12)	(0.10)	(0.08)	(0.03)
Total from investment operations	0.16	0.15	0.16	0.18	0.22
Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.26)	(0.25)	(0.25)
Distributions from net realized capital gains	(0.04)	(0.03)	(0.02)	‡	—
Total distributions	(0.30)	(0.29)	(0.28)	(0.25)	(0.25)
Net asset value, end of year	$7.87	$8.01	$8.15	$8.27	$8.34
Total Return	2.03%	1.93%	1.98%	2.25%	2.68%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,904	$2,450	$2,527	$3,052	$3,284
Ratio of expenses to average net assets	1.79%	1.80%	1.81%	1.79%	1.82%
Ratio of net investment income to average net assets	3.37%	3.35%	3.19%	3.08%	3.06%
Portfolio turnover rate	6.81%	—	4.55%	1.97%	2.42%

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$8.01	$8.15	$8.27	$8.34	$8.37
Income from investment operations:
Net investment income	0.27	0.27	0.26	0.26	0.25
Net realized and unrealized loss on investments	(0.12)	(0.12)	(0.10)	(0.08)	(0.03)
Total from investment operations	0.15	0.15	0.16	0.18	0.22
Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.26)	(0.25)	(0.25)
Distributions from net realized capital gains	(0.04)	(0.03)	(0.02)	‡	—
Total distributions	(0.30)	(0.29)	(0.28)	(0.25)	(0.25)
Net asset value, end of year	$7.86	$8.01	$8.15	$8.27	$8.34
Total Return	1.91%	1.93%	1.98%	2.25%	2.68%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$224	$518	$607	$785	$1,293
Ratio of expenses to average net assets	1.79%	1.80%	1.81%	1.79%	1.82%
Ratio of net investment income to average net assets	3.37%	3.35%	3.19%	3.08%	3.06%
Portfolio turnover rate	6.81%	—	4.55%	1.97%	2.42%

See footnotes on page 123.

108

Michigan Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$8.33	$8.44	$8.57	$8.64	$8.64
Income from investment operations:
Net investment income	0.33	0.34	0.35	0.35	0.32
Net realized and unrealized gain (loss) on investments	(0.13)	(0.08)	(0.14)	(0.06)	0.04
Total from investment operations	0.20	0.26	0.21	0.29	0.36
Less distributions:
Dividends from net investment income	(0.32)	(0.34)	(0.34)	(0.34)	(0.32)
Distributions from net realized capital gains	(0.06)	(0.03)	**	(0.02)	(0.04)
Total distributions	(0.38)	(0.37)	(0.34)	(0.36)	(0.36)
Net asset value, end of year	$8.15	$8.33	$8.44	$8.57	$8.64
Total Return	2.47%	3.12%	2.56%	3.51%	4.24%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$78,824	$89,978	$100,016	$108,791	$116,487
Ratio of expenses to average net assets	0.87%	0.88%	0.90%	0.87%	0.91%
Ratio of net investment income to average net assets	4.02%	4.12%	4.11%	4.08%	3.79%
Portfolio turnover rate	11.33%	10.63%	8.64%	—	6.10%

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$8.32	$8.43	$8.56	$8.63	$8.63
Income from investment operations:
Net investment income	0.26	0.27	0.27	0.27	0.25
Net realized and unrealized gain (loss) on investments	(0.13)	(0.09)	(0.13)	(0.05)	0.03
Total from investment operations	0.13	0.18	0.14	0.22	0.28
Less distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.27)	(0.27)	(0.24)
Distributions from net realized capital gains	(0.06)	(0.03)	**	(0.02)	(0.04)
Total distributions	(0.31)	(0.29)	(0.27)	(0.29)	(0.28)
Net asset value, end of year	$8.14	$8.32	$8.43	$8.56	$8.63
Total Return	1.55%	2.20%	1.64%	2.59%	3.32%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$923	$958	$918	$851	$728
Ratio of expenses to average net assets	1.77%	1.78%	1.80%	1.77%	1.81%
Ratio of net investment income to average net assets	3.12%	3.22%	3.21%	3.18%	2.89%
Portfolio turnover rate	11.33%	10.63%	8.64%	—	6.10%

See footnotes on page 123.

109

Michigan Fund (continued)

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$8.32	$8.43	$8.56	$8.63	$8.63
Income from investment operations:
Net investment income	0.26	0.27	0.27	0.27	0.25
Net realized and unrealized gain (loss) on investments	(0.13)	(0.09)	(0.13)	(0.05)	0.03
Total from investment operations	0.13	0.18	0.14	0.22	0.28
Less distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.27)	(0.27)	(0.24)
Distributions from net realized capital gains	(0.06)	(0.03)	**	(0.02)	(0.04)
Total distributions	(0.31)	(0.29)	(0.27)	(0.29)	(0.28)
Net asset value, end of year	$8.14	$8.32	$8.43	$8.56	$8.63
Total Return	1.55%	2.20%	1.64%	2.59%	3.32%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,753	$2,061	$2,101	$2,583	$2,093
Ratio of expenses to average net assets	1.77%	1.78%	1.80%	1.77%	1.81%
Ratio of net investment income to average net assets	3.12%	3.22%	3.21%	3.18%	2.89%
Portfolio turnover rate	11.33%	10.63%	8.64%	—	6.10%

Minnesota Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.67	$7.75	$7.83	$7.87	$7.92
Income from investment operations:
Net investment income	0.30	0.31	0.31	0.31	0.29
Net realized and unrealized loss on investments	(0.11)	(0.08)	(0.09)	(0.05)	(0.06)
Total from investment operations	0.19	0.23	0.22	0.26	0.23
Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.30)	(0.30)	(0.28)
Distributions from net realized capital gains	(0.01)	(0.01)	—	—	—
Total distributions	(0.31)	(0.31)	(0.30)	(0.30)	(0.28)
Net asset value, end of year	$7.55	$7.67	$7.75	$7.83	$7.87
Total Return	2.52%	3.04%	2.90%	3.41%	3.02%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$70,804	$78,066	$84,659	$91,022	$96,175
Ratio of expenses to average net assets	0.88%	0.89%	0.92%	0.88%	0.93%
Ratio of net investment income to average net assets	4.01%	4.04%	3.96%	3.95%	3.69%
Portfolio turnover rate	4.48%	10.60%	8.09%	1.85%	9.37%

See footnotes on page 123.

110

Minnesota Fund (continued)

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.68	$7.75	$7.83	$7.87	$7.93
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.24	0.22
Net realized and unrealized loss on investments	(0.12)	(0.07)	(0.09)	(0.05)	(0.07)
Total from investment operations	0.12	0.17	0.15	0.19	0.15
Less distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.23)	(0.23)	(0.21)
Distributions from net realized capital gains	(0.01)	(0.01)	—	—	—
Total distributions	(0.24)	(0.24)	(0.23)	(0.23)	(0.21)
Net asset value, end of year	$7.56	$7.68	$7.75	$7.83	$7.87
Total Return	1.59%	2.16%	1.95%	2.49%	1.97%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$136	$249	$287	$390	$555
Ratio of expenses to average net assets	1.78%	1.79%	1.82%	1.78%	1.83%
Ratio of net investment income to average net assets	3.11%	3.14%	3.06%	3.05%	2.79%
Portfolio turnover rate	4.48%	10.60%	8.09%	1.85%	9.37%

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.68	$7.75	$7.83	$7.87	$7.93
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.24	0.22
Net realized and unrealized loss on investments	(0.12)	(0.07)	(0.09)	(0.05)	(0.07)
Total from investment operations	0.12	0.17	0.15	0.19	0.15
Less distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.23)	(0.23)	(0.21)
Distributions from net realized capital gains	(0.01)	(0.01)	—	—	—
Total distributions	(0.24)	(0.24)	(0.23)	(0.23)	(0.21)
Net asset value, end of year	$7.56	$7.68	$7.75	$7.83	$7.87
Total Return	1.59%	2.16%	1.95%	2.49%	1.97%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$328	$637	$762	$1,315	$1,370
Ratio of expenses to average net assets	1.78%	1.79%	1.82%	1.78%	1.83%
Ratio of net investment income to average net assets	3.11%	3.14%	3.06%	3.05%	2.79%
Portfolio turnover rate	4.48%	10.60%	8.09%	1.85%	9.37%

See footnotes on page 123.

111

Missouri Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.78	$7.84	$7.89	$7.94	$8.02
Income from investment operations:
Net investment income	0.29	0.31	0.31	0.30	0.30
Net realized and unrealized loss on investments	(0.13)	(0.04)	(0.04)	(0.04)	(0.06)
Total from investment operations	0.16	0.27	0.27	0.26	0.24
Less distributions:
Dividends from net investment income	(0.28)	(0.31)	(0.31)	(0.30)	(0.30)
Distributions from net realized capital gains	(0.05)	(0.02)	(0.01)	(0.01)	(0.02)
Total distributions	(0.33)	(0.33)	(0.32)	(0.31)	(0.32)
Net asset value, end of year	$7.61	$7.78	$7.84	$7.89	$7.94
Total Return	2.20%	3.51%	3.39%	3.38%	2.98%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$26,279	$29,097	$31,347	$33,899	$36,409
Ratio of expenses to average net assets	0.94%	0.95%	0.97%	0.94%	0.97%
Ratio of net investment income to average net assets	3.83%	4.03%	3.95%	3.83%	3.79%
Portfolio turnover rate	20.86%	15.02%	—	3.99%	2.95%

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.77	$7.84	$7.89	$7.95	$8.02
Income from investment operations:
Net investment income	0.22	0.24	0.24	0.23	0.23
Net realized and unrealized loss on investments	(0.12)	(0.05)	(0.04)	(0.05)	(0.05)
Total from investment operations	0.10	0.19	0.20	0.18	0.18
Less distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.24)	(0.23)	(0.23)
Distributions from net realized capital gains	(0.05)	(0.02)	(0.01)	(0.01)	(0.02)
Total distributions	(0.26)	(0.26)	(0.25)	(0.24)	(0.25)
Net asset value, end of year	$7.61	$7.77	$7.84	$7.89	$7.95
Total Return	1.28%	2.58%	2.46%	2.33%	2.18%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$43	$44	$141	$139	$88
Ratio of expenses to average net assets	1.84%	1.85%	1.87%	1.84%	1.87%
Ratio of net investment income to average net assets	2.93%	3.13%	3.05%	2.93%	2.90%
Portfolio turnover rate	20.86%	15.02%	—	3.99%	2.95%

See footnotes on page 123.

112

Missouri Fund (continued)

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.78	$7.84	$7.89	$7.95	$8.02
Income from investment operations:
Net investment income	0.22	0.24	0.24	0.23	0.23
Net realized and unrealized loss on investments	(0.12)	(0.04)	(0.04)	(0.05)	(0.05)
Total from investment operations	0.10	0.20	0.20	0.18	0.18
Less distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.24)	(0.23)	(0.23)
Distributions from net realized capital gains	(0.05)	(0.02)	(0.01)	(0.01)	(0.02)
Total distributions	(0.26)	(0.26)	(0.25)	(0.24)	(0.25)
Net asset value, end of year	$7.62	$7.78	$7.84	$7.89	$7.95
Total Return	1.42%	2.58%	2.46%	2.33%	2.18%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$281	$309	$362	$345	$511
Ratio of expenses to average net assets	1.84%	1.85%	1.87%	1.84%	1.86%
Ratio of net investment income to average net assets	2.93%	3.13%	3.05%	2.93%	2.90%
Portfolio turnover rate	20.86%	15.02%	—	3.99%	2.95%

New Jersey Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.37	$7.49	$7.54	$7.60	$7.65
Income from investment operations:
Net investment income	0.29	0.30	0.30	0.29	0.29
Net realized and unrealized loss on investments	(0.07)	(0.08)	(0.04)	(0.05)	(0.04)
Total from investment operations	0.22	0.22	0.26	0.24	0.25
Less distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.30)	(0.29)	(0.29)
Distributions from net realized capital gains	(0.02)	(0.04)	(0.01)	(0.01)	(0.01)
Total distributions	(0.31)	(0.34)	(0.31)	(0.30)	(0.30)
Net asset value, end of year	$7.28	$7.37	$7.49	$7.54	$7.60
Total Return	3.04%	2.99%	3.40%	3.28%	3.34%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$30,619	$32,449	$35,209	$43,324	$46,610
Ratio of expenses to average net assets	1.17%	1.15%	1.20%	1.13%	1.13%
Ratio of net investment income to average net assets	4.00%	4.03%	3.95%	3.91%	3.82%
Portfolio turnover rate	21.67%	4.39%	2.53%	—	4.39%

See footnotes on page 123.

113

New Jersey Fund (continued)

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.47	$7.59	$7.64	$7.69	$7.74
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.24	0.23
Net realized and unrealized loss on investments	(0.08)	(0.08)	(0.04)	(0.04)	(0.04)
Total from investment operations	0.16	0.16	0.20	0.20	0.19
Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.24)	(0.24)	(0.23)
Distributions from net realized capital gains	(0.02)	(0.04)	(0.01)	(0.01)	(0.01)
Total distributions	(0.25)	(0.28)	(0.25)	(0.25)	(0.24)
Net asset value, end of year	$7.38	$7.47	$7.59	$7.64	$7.69
Total Return	2.22%	2.17%	2.57%	2.58%	2.52%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,435	$3,289	$3,453	$3,659	$5,271
Ratio of expenses to average net assets	1.92%	1.91%	1.96%	1.90%	1.90%
Ratio of net investment income to average net assets	3.25%	3.28%	3.19%	3.14%	3.05%
Portfolio turnover rate	21.67%	4.39%	2.53%	—	4.39%

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.47	$7.59	$7.64	$7.69	$7.74
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.24	0.23
Net realized and unrealized loss on investments	(0.08)	(0.08)	(0.04)	(0.04)	(0.04)
Total from investment operations	0.16	0.16	0.20	0.20	0.19
Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.24)	(0.24)	(0.23)
Distributions from net realized capital gains	(0.02)	(0.04)	(0.01)	(0.01)	(0.01)
Total distributions	(0.25)	(0.28)	(0.25)	(0.25)	(0.24)
Net asset value, end of year	$7.38	$7.47	$7.59	$7.64	$7.69
Total Return	2.22%	2.17%	2.57%	2.58%	2.52%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$836	$864	$920	$1,002	$1,299
Ratio of expenses to average net assets	1.92%	1.91%	1.96%	1.90%	1.90%
Ratio of net investment income to average net assets	3.25%	3.28%	3.19%	3.14%	3.05%
Portfolio turnover rate	21.67%	4.39%	2.53%	—	4.39%

See footnotes on page 123.

114

New York Fund

	Year Ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$8.19	$8.26	$8.27	$8.34	$8.43
Income from investment operations:
Net investment income	0.34	0.35	0.33	0.35	0.34
Net realized and unrealized loss on investments	(0.12)	(0.06)	(0.01)	(0.06)	(0.07)
Total from investment operations	0.22	0.29	0.32	0.29	0.27
Less distributions:
Dividends from net investment income	(0.34)	(0.34)	(0.33)	(0.34)	(0.34)
Distributions from net realized capital gains	ø	(0.02)	øø	(0.02)	(0.02)
Total distributions	(0.34)	(0.36)	(0.33)	(0.36)	(0.36)
Net asset value, end of year	$8.07	$8.19	$8.26	$8.27	$8.34
Total Return	2.76%	3.61%	3.96%	3.60%	3.24%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$60,746	$63,794	$69,563	$71,698	$80,452
Ratio of expenses to average net assets	0.85%	0.88%	0.90%	0.88%	0.91%
Ratio of net income to average net assets	4.22%	4.25%	4.03%	4.18%	4.11%
Portfolio turnover rate	16.19%	—	10.47%	—	6.35%

	Year Ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$8.20	$8.27	$8.29	$8.35	$8.44
Income from investment operations:
Net investment income	0.27	0.27	0.26	0.27	0.27
Net realized and unrealized loss on investments	(0.13)	(0.05)	(0.02)	(0.04)	(0.07)
Total from investment operations	0.14	0.22	0.24	0.23	0.20
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.26)	(0.27)	(0.27)
Distributions from net realized capital gains	ø	(0.02)	øø	(0.02)	(0.02)
Total distributions	(0.26)	(0.29)	(0.26)	(0.29)	(0.29)
Net asset value, end of year	$8.08	$8.20	$8.27	$8.29	$8.35
Total Return	1.83%	2.68%	2.91%	2.79%	2.32%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$4,110	$4,905	$4,994	$5,732	$7,295
Ratio of expenses to average net assets	1.75%	1.78%	1.80%	1.78%	1.81%
Ratio of net investment income to average net assets	3.32%	3.35%	3.13%	3.28%	3.21%
Portfolio turnover rate	16.19%	—	10.47%	—	6.35%

See footnotes on page 123.

115

New York Fund (continued)

	Year Ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$8.20	$8.27	$8.29	$8.35	$8.44
Income from investment operations:
Net investment income	0.27	0.27	0.26	0.27	0.27
Net realized and unrealized loss on investments	(0.13)	(0.05)	(0.02)	(0.04)	(0.07)
Total from investment operations	0.14	0.22	0.24	0.23	0.20
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.26)	(0.27)	(0.27)
Distributions from net realized capital gains	ø	(0.02)	øø	(0.02)	(0.02)
Total distributions	(0.26)	(0.29)	(0.26)	(0.29)	(0.29)
Net asset value, end of year	$8.08	$8.20	$8.27	$8.29	$8.35
Total Return	1.83%	2.68%	2.91%	2.79%	2.32%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,987	$2,139	$2,442	$2,437	$2,653
Ratio of expenses to average net assets	1.75%	1.78%	1.80%	1.78%	1.81%
Ratio of net investment income to average net assets	3.32%	3.35%	3.13%	3.28%	3.21%
Portfolio turnover rate	16.19%	—	10.47%	—	6.35%

North Carolina Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.86	$7.94	$8.05	$8.14	$8.19
Income from investment operations:
Net investment income	0.27	0.27	0.29	0.29	0.29
Net realized and unrealized loss on investments	(0.12)	(0.02)	(0.10)	(0.07)	(0.01)
Total from investment operations	0.15	0.25	0.19	0.22	0.28
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.28)	(0.28)	(0.29)
Distributions from net realized capital gains	(0.07)	(0.06)	(0.02)	(0.03)	(0.04)
Total distributions	(0.33)	(0.33)	(0.30)	(0.31)	(0.33)
Net asset value, end of year	$7.68	$7.86	$7.94	$8.05	$8.14
Total Return	1.95%	3.14%	2.45%	2.82%	3.51%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$12,799	$15,471	$16,781	$19,856	$22,778
Ratio of expenses to average net assets	1.29%	1.28%	1.24%	1.19%	1.19%
Ratio of net investment income to average net assets	3.46%	3.51%	3.60%	3.55%	3.65%
Portfolio turnover rate	5.17%	29.32%	—	7.93%	10.00%

See footnotes on page 123.

116

North Carolina Fund (continued)

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.86	$7.94	$8.04	$8.13	$8.18
Income from investment operations:
Net investment income	0.21	0.22	0.23	0.22	0.23
Net realized and unrealized loss on investments	(0.13)	(0.03)	(0.09)	(0.06)	(0.01)
Total from investment operations	0.08	0.19	0.14	0.16	0.22
Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.22)	(0.22)	(0.23)
Distributions from net realized capital gains	(0.07)	(0.06)	(0.02)	(0.03)	(0.04)
Total distributions	(0.27)	(0.27)	(0.24)	(0.25)	(0.27)
Net asset value, end of year	$7.67	$7.86	$7.94	$8.04	$8.13
Total Return	1.06%	2.37%	1.82%	2.06%	2.74%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$471	$1,142	$1,414	$3,012	$2,778
Ratio of expenses to average net assets	2.04%	2.03%	1.99%	1.94%	1.94%
Ratio of net investment income to average net assets	2.71%	2.76%	2.85%	2.80%	2.90%
Portfolio turnover rate	5.17%	29.32%	—	7.93%	10.00%

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.85	$7.93	$8.04	$8.13	$8.18
Income from investment operations:
Net investment income	0.21	0.22	0.23	0.22	0.23
Net realized and unrealized loss on investments	(0.13)	(0.03)	(0.10)	(0.06)	(0.01)
Total from investment operations	0.08	0.19	0.13	0.16	0.22
Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.22)	(0.22)	(0.23)
Distributions from net realized capital gains	(0.07)	(0.06)	(0.02)	(0.03)	(0.04)
Total distributions	(0.27)	(0.27)	(0.24)	(0.25)	(0.27)
Net asset value, end of year	$7.66	$7.85	$7.93	$8.04	$8.13
Total Return	1.06%	2.37%	1.69%	2.06%	2.74%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$487	$517	$532	$706	$824
Ratio of expenses to average net assets	2.04%	2.03%	1.99%	1.94%	1.94%
Ratio of net investment income to average net assets	2.71%	2.76%	2.85%	2.80%	2.90%
Portfolio turnover rate	5.17%	29.32%	—	7.93%	10.00%

See footnotes on page 123.

117

Ohio Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.90	$8.01	$8.10	$8.14	$8.26
Income from investment operations:
Net investment income	0.31	0.31	0.32	0.31	0.32
Net realized and unrealized loss on investments	(0.09)	(0.09)	(0.07)	(0.02)	(0.11)
Total from investment operations	0.22	0.22	0.25	0.29	0.21
Less distributions:
Dividends from net investment income	(0.30)	(0.31)	(0.31)	(0.31)	(0.32)
Distributions from net realized capital gains	—	(0.02)	(0.03)	(0.02)	(0.01)
Total distributions	(0.30)	(0.33)	(0.34)	(0.33)	(0.33)
Net asset value, end of year	$7.82	$7.90	$8.01	$8.10	$8.14
Total Return	2.84%	2.78%	3.09%	3.69%	2.63%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$94,031	$100,686	$107,587	$114,544	$122,692
Ratio of expenses to average net assets	0.86%	0.87%	0.89%	0.87%	0.91%
Ratio of net investment income to average net assets	3.95%	3.94%	3.92%	3.88%	3.97%
Portfolio turnover rate	8.54%	7.15%	4.57%	—	6.79%

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.95	$8.06	$8.15	$8.18	$8.31
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.24	0.25
Net realized and unrealized loss on investments	(0.09)	(0.09)	(0.06)	(0.01)	(0.12)
Total from investment operations	0.15	0.15	0.18	0.23	0.13
Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.24)	(0.24)	(0.25)
Distributions from net realized capital gains	—	(0.02)	(0.03)	(0.02)	(0.01)
Total distributions	(0.23)	(0.26)	(0.27)	(0.26)	(0.26)
Net asset value, end of year	$7.87	$7.95	$8.06	$8.15	$8.18
Total Return	1.90%	1.84%	2.15%	2.87%	1.58%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$670	$844	$922	$1,005	$1,339
Ratio of expenses to average net assets	1.76%	1.77%	1.79%	1.77%	1.81%
Ratio of net investment income to average net assets	3.05%	3.04%	3.02%	2.98%	3.07%
Portfolio turnover rate	8.54%	7.15%	4.57%	—	6.79%

See footnotes on page 123.

118

Ohio Fund (continued)

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.95	$8.06	$8.15	$8.18	$8.31
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.24	0.25
Net realized and unrealized loss on investments	(0.09)	(0.09)	(0.06)	(0.01)	(0.12)
Total from investment operations	0.15	0.15	0.18	0.23	0.13
Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.24)	(0.24)	(0.25)
Distributions from net realized capital gains	—	(0.02)	(0.03)	(0.02)	(0.01)
Total distributions	(0.23)	(0.26)	(0.27)	(0.26)	(0.26)
Net asset value, end of year	$7.87	$7.95	$8.06	$8.15	$8.18
Total Return	1.90%	1.84%	2.15%	2.87%	1.58%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$615	$757	$773	$1,012	$1,440
Ratio of expenses to average net assets	1.76%	1.77%	1.79%	1.77%	1.81%
Ratio of net investment income to average net assets	3.05%	3.04%	3.02%	2.98%	3.07%
Portfolio turnover rate	8.54%	7.15%	4.57%	—	6.79%

Oregon Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.83	$7.87	$7.91	$7.94	$8.03
Income from investment operations:
Net investment income	0.31	0.32	0.31	0.32	0.31
Net realized and unrealized loss on investments	(0.10)	(0.04)	(0.03)	(0.03)	(0.07)
Total from investment operations	0.21	0.28	0.28	0.29	0.24
Less distributions:
Dividends from net investment income	(0.30)	(0.31)	(0.31)	(0.31)	(0.30)
Distributions from net realized capital gains	(0.06)	(0.01)	(0.01)	(0.01)	(0.03)
Total distributions	(0.36)	(0.32)	(0.32)	(0.32)	(0.33)
Net asset value, end of year	$7.68	$7.83	$7.87	$7.91	$7.94
Total Return	2.79%	3.75%	3.53%	3.73%	3.10%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$46,168	$49,862	$53,109	$56,182	$56,365
Ratio of expenses to average net assets	0.90%	0.92%	0.92%	0.91%	0.95%
Ratio of net investment income to average net assets	4.00%	4.10%	3.97%	4.00%	3.87%
Portfolio turnover rate	3.27%	16.84%	4.88%	1.92%	3.56%

See footnotes on page 123.

119

Oregon Fund (continued)

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.82	$7.86	$7.90	$7.93	$8.03
Income from investment operations:
Net investment income	0.24	0.25	0.24	0.24	0.24
Net realized and unrealized loss on investments	(0.10)	(0.04)	(0.03)	(0.02)	(0.08)
Total from investment operations	0.14	0.21	0.21	0.22	0.16
Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.24)	(0.24)	(0.23)
Distributions from net realized capital gains	(0.06)	(0.01)	(0.01)	(0.01)	(0.03)
Total distributions	(0.29)	(0.25)	(0.25)	(0.25)	(0.26)
Net asset value, end of year	$7.67	$7.82	$7.86	$7.90	$7.93
Total Return	1.87%	2.82%	2.60%	2.81%	2.05%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,298	$1,314	$1,282	$1,641	$1,767
Ratio of expenses to average net assets	1.80%	1.82%	1.82%	1.81%	1.85%
Ratio of net investment income to average net assets	3.10%	3.20%	3.07%	3.10%	2.97%
Portfolio turnover rate	3.27%	16.84%	4.88%	1.92%	3.56%

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.82	$7.86	$7.90	$7.93	$8.03
Income from investment operations:
Net investment income	0.24	0.25	0.24	0.24	0.24
Net realized and unrealized loss on investments	(0.10)	(0.04)	(0.03)	(0.02)	(0.08)
Total from investment operations	0.14	0.21	0.21	0.22	0.16
Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.24)	(0.24)	(0.23)
Distributions from net realized capital gains	(0.06)	(0.01)	(0.01)	(0.01)	(0.03)
Total distributions	(0.29)	(0.25)	(0.25)	(0.25)	(0.26)
Net asset value, end of year	$7.67	$7.82	$7.86	$7.90	$7.93
Total Return	1.87%	2.82%	2.60%	2.81%	2.05%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,088	$1,265	$1,442	$1,517	$1,848
Ratio of expenses to average net assets	1.80%	1.82%	1.82%	1.81%	1.85%
Ratio of net investment income to average net assets	3.10%	3.20%	3.07%	3.10%	2.97%
Portfolio turnover rate	3.27%	16.84%	4.88%	1.92%	3.56%

See footnotes on page 123.

120

Pennsylvania Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.84	$7.93	$8.03	$8.09	$8.26
Income from investment operations:
Net investment income	0.27	0.27	0.28	0.27	0.27
Net realized and unrealized loss on investments	(0.14)	(0.04)	(0.10)	(0.05)	(0.08)
Total from investment operations	0.13	0.23	0.18	0.22	0.19
Less distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.27)	(0.27)	(0.27)
Distributions from net realized capital gains	—	(0.06)	(0.01)	(0.01)	(0.09)
Total distributions	(0.25)	(0.32)	(0.28)	(0.28)	(0.36)
Net asset value, end of year	$7.72	$7.84	$7.93	$8.03	$8.09
Total Return	1.69%	3.02%	2.34%	2.72%	2.37%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$14,428	$16,906	$18,548	$19,721	$22,354
Ratio of expenses to average net assets	1.35%	1.43%	1.48%	1.36%	1.30%
Ratio of net investment income to average net assets	3.50%	3.45%	3.54%	3.32%	3.38%
Portfolio turnover rate	—	2.98%	18.95%	5.34%	8.30%

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.82	$7.91	$8.01	$8.07	$8.24
Income from investment operations:
Net investment income	0.21	0.21	0.22	0.21	0.21
Net realized and unrealized loss on investments	(0.14)	(0.04)	(0.10)	(0.05)	(0.08)
Total from investment operations	0.07	0.17	0.12	0.16	0.13
Less distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.21)	(0.21)	(0.21)
Distributions from net realized capital gains	—	(0.06)	(0.01)	(0.01)	(0.09)
Total distributions	(0.19)	(0.26)	(0.22)	(0.22)	(0.30)
Net asset value, end of year	$7.70	$7.82	$7.91	$8.01	$8.07
Total Return	0.94%	2.26%	1.58%	1.96%	1.60%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$557	$785	$913	$1,100	$1,133
Ratio of expenses to average net assets	2.11%	2.18%	2.23%	2.11%	2.05%
Ratio of net investment income to average net assets	2.74%	2.70%	2.79%	2.57%	2.63%
Portfolio turnover rate	—	2.98%	18.95%	5.34%	8.30%

See footnotes on page 123.

121

Pennsylvania Fund (continued)

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$7.82	$7.91	$8.01	$8.07	$8.24
Income from investment operations:
Net investment income	0.21	0.21	0.22	0.21	0.21
Net realized and unrealized loss on investments	(0.14)	(0.04)	(0.10)	(0.05)	(0.08)
Total from investment operations	0.07	0.17	0.12	0.16	0.13
Less distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.21)	(0.21)	(0.21)
Distributions from net realized capital gains	—	(0.06)	(0.01)	(0.01)	(0.09)
Total distributions	(0.19)	(0.26)	(0.22)	(0.22)	(0.30)
Net asset value, end of year	$7.70	$7.82	$7.91	$8.01	$8.07
Total Return	0.94%	2.26%	1.58%	1.96%	1.60%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$430	$460	$490	$556	$624
Ratio of expenses to average net assets	2.11%	2.18%	2.23%	2.11%	2.05%
Ratio of net investment income to average net assets	2.74%	2.70%	2.79%	2.57%	2.63%
Portfolio turnover rate	—	2.98%	18.95%	5.34%	8.30%

South Carolina Fund

	Year ended September 30,
CLASS A	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$8.16	$8.19	$8.18	$8.23	$8.25
Income from investment operations:
Net investment income	0.32	0.32	0.32	0.31	0.31
Net realized and unrealized gain (loss) on investments	(0.10)	(0.03)	0.03	0.05	—
Total from investment operations	0.22	0.29	0.35	0.36	0.31
Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.32)	(0.30)	(0.31)
Distributions from net realized capital gains	(0.05)	—	(0.02)	(0.11)	(0.02)
Total distributions	(0.37)	(0.32)	(0.34)	(0.41)	(0.33)
Net asset value, end of year	$8.01	$8.16	$8.19	$8.18	$8.23
Total Return	2.70%	3.62%	4.23%	4.51%	3.91%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$62,402	$70,937	$75,442	$76,913	$79,463
Ratio of expenses to average net assets	0.87%	0.88%	0.91%	0.91%	0.92%
Ratio of net investment income to average net assets	4.03%	4.00%	3.89%	3.77%	3.83%
Portfolio turnover rate	8.67%	9.93%	—	—	34.81%

See footnotes on page 123.

122

South Carolina Fund (continued)

	Year ended September 30,
CLASS C	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$8.15	$8.19	$8.18	$8.23	$8.24
Income from investment operations:
Net investment income	0.25	0.25	0.25	0.23	0.24
Net realized and unrealized gain (loss) on investments	(0.09)	(0.04)	0.02	0.06	0.01
Total from investment operations	0.16	0.21	0.27	0.29	0.25
Less distributions:
Dividends from net investment income	(0.25)	(0.25)	(0.24)	(0.23)	(0.24)
Distributions from net realized capital gains	(0.05)	—	(0.02)	(0.11)	(0.02)
Total distributions	(0.30)	(0.25)	(0.26)	(0.34)	(0.26)
Net asset value, end of year	$8.01	$8.15	$8.19	$8.18	$8.23
Total Return	1.90%	2.57%	3.30%	3.58%	3.11%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,895	$4,026	$4,939	$5,200	$5,483
Ratio of expenses to average net assets	1.77%	1.78%	1.81%	1.81%	1.82%
Ratio of net investment income to average net assets	3.13%	3.10%	2.99%	2.87%	2.93%
Portfolio turnover rate	8.67%	9.93%	—	—	34.81%

	Year ended September 30,
CLASS D	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$8.15	$8.19	$8.18	$8.23	$8.24
Income from investment operations:
Net investment income	0.25	0.25	0.25	0.23	0.24
Net realized and unrealized gain (loss) on investments	(0.09)	(0.04)	0.02	0.06	0.01
Total from investment operations	0.16	0.21	0.27	0.29	0.25
Less distributions:
Dividends from net investment income	(0.25)	(0.25)	(0.24)	(0.23)	(0.24)
Distributions from net realized capital gains	(0.05)	—	(0.02)	(0.11)	(0.02)
Total distributions	(0.30)	(0.25)	(0.26)	(0.34)	(0.26)
Net asset value, end of year	$8.01	$8.15	$8.19	$8.18	$8.23
Total Return	1.90%	2.57%	3.30%	3.58%	3.11%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,868	$2,050	$2,515	$3,035	$3,947
Ratio of expenses to average net assets	1.77%	1.78%	1.81%	1.81%	1.82%
Ratio of net investment income to average net assets	3.13%	3.10%	2.99%	2.87%	2.93%
Portfolio turnover rate	8.67%	9.93%	—	—	34.81%

*	During the periods stated, Seligman voluntarily waived portions of its management fees and/or reimbursed expenses. Absent such reimbursements/waivers, returns would have been lower.
**	Capital gain of $0.001 per share was paid.
‡	Capital gain of $0.004 per share was paid.
ø	Capital gain of $0.003 per share was paid.
øø	Capital gain of $0.002 per share was paid.

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How to Contact Us

The Funds

Write	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Account Services

Write	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Non-Retirement Accounts Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Retirement Plan Services Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

124

For More Information

The information below is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

The Statements of Additional Information (SAIs) contain additional information about the Funds. They are on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. In the Funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year. Each Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Funds, including the Prospectus and SAIs, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The SAIs, Prospectus, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Numbers:

Seligman Municipal Fund Series, Inc.:

811-3828

Seligman Municipal Series Trust: 811-4250

Seligman New Jersey Municipal Fund, Inc.: 811-5126

Seligman Pennsylvania Municipal Fund Series: 811-4666

SELIGMAN MUNICIPAL FUND SERIES, INC.

National Fund, Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund,

Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New York Fund,

Ohio Fund, Oregon Fund and South Carolina Fund

Statement of Additional Information

February 1, 2008

100 Park Avenue

New York, New York 10017

(212) 850-1864

Toll Free Telephone: (800) 221-2450

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2008 (the “Prospectus”), offering Class A shares, Class C shares and Class D shares of the funds of Seligman Municipal Fund Series, Inc. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the above address or telephone numbers.

The financial statements and notes included in the Annual Report of Seligman Municipal Fund Series, Inc., which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

TEA1A

Fund History

Seligman Municipal Fund Series, Inc. (the “Series”) was incorporated in Maryland on August 8, 1983.

Description of the Funds and their Investments and Risks

Classification

The Series is a non-diversified, open-end management investment company, or mutual fund, consisting of thirteen separate funds (collectively, the “Funds”), which are:

National Municipal Series (“National Fund”)	Minnesota Municipal Series (“Minnesota Fund”)
Colorado Municipal Series (“Colorado Fund”)	Missouri Municipal Series (“Missouri Fund”)
Georgia Municipal Series (“Georgia Fund”)	New York Municipal Series (“New York Fund”)
Louisiana Municipal Series (“Louisiana Fund”)	Ohio Municipal Series (“Ohio Fund”)
Maryland Municipal Series (“Maryland Fund”)	Oregon Municipal Series (“Oregon Fund”)
Massachusetts Municipal Series (“Massachusetts Fund”)	South Carolina Municipal Series (“South Carolina Fund”)
Michigan Municipal Series (“Michigan Fund”)

Investment Strategies and Risks

The following information regarding the Funds’ investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local income taxes, to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.

Each Fund is expected to invest principally, without percentage limitations, in municipal securities, which on the date of purchase are rated within the four highest rating categories of Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”). Municipal securities rated in these categories are commonly referred to as investment grade. Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated “BBB” by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and repay principal than bonds in higher rating categories and bonds rated Baa by Moody’s lack outstanding investment characteristics and in fact have speculative characteristics according to Moody’s. Municipal securities in the fourth rating category of S&P or Moody’s will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of a Fund’s investment objectives and structure might be necessary in the future due to market or other conditions or events that may result from future changes in the tax laws or the status of the state income tax exemption for interest on municipal securities, including recent legal actions challenging the same.

On November 5, 2007, the United States Supreme Court held oral arguments on appeal from a decision of a Kentucky appellate court which held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds while taxing interest on bonds issued by other states violated the United States Constitution. The outcome of this appeal and its effect, if any, on any exemption from state or local income taxes of dividends from the Funds designated as exempt interest dividends, or on the market value of the Funds, cannot be predicted.

Municipal Securities. Municipal securities include short-term notes, commercial paper, and intermediate and long-term bonds issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and in certain instances, applicable state or local income taxes. Municipal securities are traded primarily in the over-the-counter market. A Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended (“1940 Act”), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds (“IDBs”) are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are “general obligation” and “revenue.” General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal notes include:

1.	Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

2.	Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or insurer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (2) the period remaining until the obligation’s next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Tender Option Bonds. Tender option bonds are securities that are similar to variable rate demand obligations. Tender options bonds are tax-exempt obligations in the form of custodial receipts that are issued by a trust based on underlying collateral of a longer-term tax-exempt bond or bonds of a single issuer, less certain fees paid to the sponsor, usually a bank, broker-dealer or other financial institution. Tender option bonds are variable rate securities whose rates are reset periodically, linked to prevailing short-term interest rates. Tender option bonds incorporate a feature that permits the holder to tender them at par plus accrued interest at each rate-reset period, thereby effectively creating a demand obligation. Based on the tender option, the Funds will treat tender option bonds as having a maturity shorter than the stated final maturity of the underlying bonds.

Risks associated with tender option bonds include the risk that the holder of such instruments may not be considered the owner for federal income tax purposes and thus will not be permitted to treat any income derived from the tender option bond as exempt from federal income taxes. Certain defaults or credit rating downgrades might impair the ability of the holder to tender these securities back to the trust or liquidity provider, with the result that the tender option bonds could become illiquid.

A Fund will purchase tender option bonds only where the investment manager is satisfied that the credit risk of the underlying bonds is appropriate for that Fund and believes that the custody and tender option arrangements will not adversely affect the tax-exempt status of the securities. Based on the tender option bond arrangements, the investment manager expects to be able to value the securities at par, although the instrument will be monitored to assure that it is valued at fair value.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund’s participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a “when-issued” basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer’s purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund may purchase a municipal security on a when-issued basis with or without the intention of actually acquiring the securities and may sell these securities before the purchase settlement date if it is deemed advisable.

When investing in when-issued securities, cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments will be segregated at the Funds’ custodian in connection with any purchase of when-issued securities, and is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of securities (those segregated or otherwise) or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund’s payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund’s assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Municipal securities of the territories and possessions of the United States. Each Fund may invest in municipal securities of territories and possessions of the United States, such as Puerto Rico, Guam and the Virgin Islands. Adverse market, political, economic or other conditions or developments within these territories or possessions may negatively affect the value of a Fund’s holdings in such obligations. The respective factors affecting the territories or possessions listed above may include, but are not limited to, the following:

•

Puerto Rico. Puerto Rico’s economy is based on manufacturing, services and tourism and generally parallels the US economy. Historically, Puerto Rico’s economy has benefited from tax incentives contained in the Internal Revenue Code that allowed tax credits to US corporations operating in Puerto Rico. However, these incentives were phased out in 2006. This may decrease Puerto Rico’s competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters in Puerto Rico could have a negative effect on the overall economy of Puerto Rico.

•

Guam. Guam’s economy is dependent on revenues from tourism, the US military and service industries. Its employment is concentrated in federal and local government jobs. A decrease in US operations and natural disasters in Guam may have a negative impact on Guam’s economy.

•

Virgin Islands. The Virgin Islands’ economy is heavily dependent on tourism for both revenue and employment. Economic difficulties in the United States and natural disasters in the Virgin Islands could have a negative impact on the tourism industry and, in turn, the overall economy of the Virgin Islands.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (“1933 Act”)) and other securities that are not readily marketable. Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act, and the Series’ Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and (except for the National Fund) regular, personal income tax of its designated state. Such interest, however, may be subject to the federal alternative minimum tax and any applicable state alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund’s net assets.

Except as otherwise specifically noted above, the Funds’ investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fundamental Restrictions

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

•

Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

•	Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

•

Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

•

As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the US Government or its agencies or instrumentalities);

•

Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund’s obligations under its deferred compensation plan for directors;

•

Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

•	Write or purchase put, call, straddle or spread options; purchase securities on margin or sell “short”; or underwrite the securities of other issuers;

•	Purchase or sell commodities or commodity contracts; or

•

Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. No Fund has a present intention of entering into repurchase agreements.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Funds will provide shareholders with at least 60 days prior notice of any change in a Fund’s investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy.” This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic or political conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund’s investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not regular personal state income taxes. Such securities would include those described under “Municipal Securities” above that would otherwise meet a Fund’s objectives.

Also, under the conditions discussed above, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the US Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated “Aa3” or better by Moody’s or “AA-” or better by S&P); prime commercial paper (rated “P-1” by Moody’s or “A-1+/A-1” by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund’s objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities. A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.

The portfolio turnover rates for each Fund for the fiscal years ended September 30, 2007 and 2006 were: National – 28.55% and 0-%; Colorado – 10.86% and 3.27%; Georgia – 6.42% and -0-%; Louisiana – 11.58% and -0-%; Maryland – 4.57% and 13.33%; Massachusetts – 6.81% and -0-%; Michigan – 11.33% and 10.63%; Minnesota – 4.48% and 10.60%; Missouri – 20.86% and 15.02%; New York – 16.19% and -0-%; Ohio – 8.54% and 7.15%; Oregon – 3.27% and 16.84%; and South Carolina – 8.67% and 9.93%. The fluctuation in portfolio turnover rates of certain Funds during the fiscal years ended September 30, 2007 and 2006 resulted from conditions in the specific state and/or the bond market in general. A Fund’s portfolio turnover rate will not be a limiting factor when a Fund deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings

The Funds’ full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Funds’ distributor, Seligman Advisors, Inc. (“Seligman Advisors”)(www.seligman.com). In addition, the Funds’ top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Funds’ portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series’ Board of Directors, the Funds’ portfolio holdings may be disclosed to certain parties prior to their public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds’ procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated (“Seligman”) (or its designee) and the Funds’ Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of Seligman or the President of Seligman Advisors (or their respective designees) and the Funds’ CCO with respect to disclosures intended for legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the Funds. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds’ portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series’ Board of Directors regarding compliance with the Funds’ policies, and Seligman’s Chief Compliance Officer monitor compliance with this policy.

In addition, the Funds’ policies expressly permit Seligman’s employees to release the Funds’ holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman’s views on individual securities or whether the Funds own or do not own a particular security, provided that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds may also permit their auditors to have access to the Funds’ portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Funds’ portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Standard & Poor’s Securities Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds’ portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT. Seligman discloses portfolio holdings to the third parties listed above on a daily basis. Accordingly, the time elapsed between the date of such information and the date of its disclosure is generally less than 24 hours.

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman’s Chief Investment Officer and/or the Funds’ CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds’ portfolio holdings pursuant to these arrangements.

Management of the Funds

Board of Directors

The Board of Directors of the Series provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Directors and officers of the Series is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

Name, (Age), Position(s) With Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS

Dr. Maureen Fonseca**** (52) Director	July 2007 to Date	Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).	59

John R. Galvin (78) Director	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director of USLIFE Corporation (life insurance). From June 1987 to June 1992, he was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.	61

John F. Maher (64) Director	2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).	59

Frank A. McPherson (74) Director	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System's Kansas City Reserve Bank.	61

Betsy S. Michel (65) Director	1984 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	61

Name, (Age), Position(s) With Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
Leroy C. Richie (66) Director	2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally, Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel , Automotive Legal Affairs, Chrysler Corporation.	61

Robert L. Shafer (75) Director	1983 to Date	Ambassador and Permanent Observer of the Sovereign and Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, from May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).	61

James N. Whitson (72) Director	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).	61
INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

William C. Morris*** (69) Director and Chairman of the Board	1988 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company); and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	61

Brian T. Zino*** (55) Director, President and Chief Executive Officer	Dir.: 1993 to Date Pres.: 1995 to Date CEO: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp; and a member of the Board of Governors of the Investment Company Institute. Formerly, Director and Chairman, ICI Mutual Insurance Company.	61

Thomas G. Moles (65) Vice President and Co-Portfolio Manager	1983 to Date	In addition to his position with the Series, he is Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series; Executive Vice President and Co-Portfolio Manager, Seligman Select Municipal Fund, Inc. (a closed-end investment company); and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly, President, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.	N/A

Eileen A. Comerford (49) Vice President and Co-Portfolio Manager	2003 to Date	In addition to her position with the Series, she is a Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and Seligman Select Municipal Fund, Inc.	N/A

Eleanor T.M. Hoagland (56) Vice President and Chief Compliance Officer	2004 to Date	Managing Director, J. & W Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds**.	N/A

Name, (Age), Position(s) With Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
Thomas G. Rose (50) Vice President	2000 to Date	Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.	N/A

Lawrence P. Vogel (51) Vice President and Treasurer	V.P.: 1992 to Date Treas.: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds**; and Treasurer, Seligman Data Corp.	N/A

Frank J. Nasta (43) Secretary	1994 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.	N/A

*	Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
**	The Seligman Group of Funds currently consists of twenty-four registered investment companies, including the Series.
***	Mr. Morris and Mr. Zino are considered “interested persons” of the Series, as defined in the 1940 Act, by virtue of their positions with Seligman and its affiliates.
****Dr.	Fonseca was appointed to the Board of Directors on July 19, 2007.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not “interested” persons of the Funds as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met six times during the fiscal year ended September 30, 2007. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Maher, Richie, Shafer and Whitson, and Mses. Fonseca and Michel. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a “lead independent director,” as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and Seligman between board meetings in respect of general matters.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund’s financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended September 30, 2007. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Maher and Richie.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Series occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least $10,000 of a Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a Director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which Directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Funds at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Series’ Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds and the candidate's ability to qualify as a disinterested Director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Series at the address above.

The Committee met twice during the fiscal year ended September 30, 2007. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Ms. Michel.

Beneficial Ownership of Shares

As of December 31, 2007, the Directors beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

Name	Dollar Range of Shares Owned By Directors(1)			Aggregate Dollar Range of Shares Owned by Director in the Seligman Group of Funds
	Michigan Fund	National Fund	New York Fund
INDEPENDENT DIRECTORS

Dr. Maureen Fonseca	None	None	None	$1-$10,000
John R. Galvin	None	$1-$10,000	None	$50,001-$100,000
John F. Maher	None	$1-$10,000	None	Over $100,000
Frank A. McPherson	None	$1-$10,000	None	Over $100,000
Betsy S. Michel	None	$10,001-$50,000	None	Over $100,000
Leroy C. Richie	$1-$10,000	None	None	Over $100,000
Robert L. Shafer	None	None	None	Over $100,000
James N. Whitson	None	$10,001-$50,000	None	Over $100,000

INTERESTED DIRECTORS

William C. Morris	None	$10,001-$50,000	Over $100,000	Over $100,000
Brian T. Zino	None	None	None	Over $100,000

(1)	As of December 31, 2007, none of the Directors beneficially owned shares of the following Funds: Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Minnesota Fund, Missouri Fund, Ohio Fund, Oregon Fund and South Carolina Fund.

Compensation

Name and Position with Series	Aggregate Compensation from Series (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Series and Fund Complex Paid to Directors (1)(2)
Dr. Maureen Fonseca, Director (3)	$2,628	N/A	$21,065
John R. Galvin, Director	9,555	N/A	107,222
John F. Maher, Director (4)	7,665	N/A	84,783
Frank A. McPherson, Director	9,729	N/A	107,222
Betsy S. Michel, Director	10,077	N/A	110,222
Leroy C. Richie, Director	10,090	N/A	110,222
Robert L. Shafer, Director	10,077	N/A	110,222
James N. Whitson, Director	9,555	N/A	107,222

(1)	For the Funds’ fiscal year ended September 30, 2007.
(2)	As of the date hereof, the Seligman Group of Funds consisted of twenty-four investment companies, including the Series.
(3)	Dr. Fonseca was appointed to the Board of Directors on July 19, 2007.
(4)	Mr. Maher was appointed to the Board of Directors on December 18, 2006.

No compensation is paid by the Funds to Directors or officers of the Series who are employees of Seligman.

The Series has a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings, when incurred, is included in directors’ fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Funds’ financial statements.

Mr. Maher is currently deferring compensation pursuant to the deferred compensation plan. Mr. Maher has accrued deferred compensation (including earnings/losses) in respect of the Series in the amount of $9,770 as of December 31, 2007.

Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former directors (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Code of Ethics

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another’s intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman’s Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All transactions by Employees in non-exempt securities must be pre-cleared through Seligman’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (“SEC”). You can access it through the SEC’s Internet site, www.sec.gov.

Control Persons and Principal Holders of Securities

Control Persons

As of January 7, 2008, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of January 7, 2008, the following principal holders owned of record 5% or more of the then outstanding shares of capital stock of a Class of shares of the following Funds:

Name and Address	Fund/Class	Percentage of Total Shares Held
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	National/A	7.60%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	National/A	5.36%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	National/C	17.98%

RBC Dain Raucscher FBO Accounts, 595 Ashland Avenue, Buffalo, NY 14222	National/C	11.52%

Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311	National/C	8.04%

D.J. Smith JT TEN, PO Box 129, Valley View, TX 76272	National/C	6.18%

RBC Dain Raucscher FBO Accounts, 3620 West Mercer Lane, Phoenix, AZ 85029	National/C	5.62%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	National/D	29.52%

Fliess Trust, 319 S. Oakland Avenue, Burlington, WI 53105	National/D	12.76%

First Clearing LLC, FBO Accounts, 1391 Briarcliff Road, Macon, GA 31211	National/D	10.95%

Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311	National/D	9.34%

Pershing LLC, PO Box 2052, Jersey City, NJ 07303	National/D	5.21%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Colorado/A	6.26%

Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	Colorado/C	24.82%

Name and Address	Fund/Class	Percentage of Total Shares Held
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Colorado/C	18.27%

Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	Colorado/C	17.73%

UBS Financial Services Inc., FBO Accounts, 1200 Galapago, Denver, CO 80204	Colorado/C	13.40%

Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311	Colorado/C	12.20%

UBS Financial Services Inc., FBO Accounts, 1200 Galapago, Denver, CO 80204	Colorado/C	8.02%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Colorado/D	94.40%

C. Haynes, 12520 W. Gould Dr., Littleton, CO 80127	Colorado/D	5.55%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Georgia/A	15.14%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Georgia /A	5.71%

The Swann Family Trust, 2734 Peachtree Road, Atlanta, GA 30305	Georgia/C	33.37%

E. Pritchett, 2600 Peachtree Road, Atlanta, GA 30305	Georgia/C	23.90%

First Clearing, LLC, FBO Customers, 95 Skidaway Island Park Rd., Savannah, GA 31411	Georgia/C	20.71%

Mellon Trust, 3103 Sandhurst Drive, Woodstock, GA 30189	Georgia/C	11.76%

Raymond James & Associates Inc., FBO Customer Accounts, 506 Woodland Trce, Woodstock, CA 30189	Georgia/C	5.91%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Georgia/D	60.77%

NFS LLC FEBO Accounts, 115 Haag Dr., Warner Robins, GA 31093	Georgia/D	15.58%

NFS LLC FEBO Accounts, 204 Deerwood Circle, Warner Robins, GA 31093	Georgia/D	5.89%

LPL Financial Services, FBO Accounts, 9785 Towne Centre Drive, San Diego, CA 92121	Georgia/D	5.47%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Louisiana/A	17.83%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Louisiana/A	14.87%

Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311	Louisiana/A	10.96%

Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311	Louisiana/C	41.11%

AG Edwards & Sons Inc., FBO Accounts, 1 North Jefferson, St. Louis, MO 63103	Louisiana/C	23.07%

Name and Address	Fund/Class	Percentage of Total Shares Held
First Clearing LLC, FBO Accounts, 2500 18th St., Lake Charles, LA 70605	Louisiana/C	18.16%

First Clearing LLC, FBO Accounts, 426 N. Pine Street, Deridder, LA 70634	Louisiana/C	9.99%

UBS Financial Services Inc, FBO Customers, 430 Normandy Road, Lafayette, LA 70503	Louisiana/C	5.06%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Louisiana/D	43.94%

First Clearing LLC, FBO Accounts, 3405 Holly Hill Road, Lake Charles, LA 70605	Louisiana/D	24.11%

Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311	Louisiana/D	22.26%

Morgan Keegan & Company Inc., FBO Accounts, 219 Pierremont Rd., Shreveport, LA 71105	Louisiana/D	8.06%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Maryland/A	8.33%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Maryland/A	13.92%

Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311	Maryland/A	5.02%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Maryland/C	32.81%

Janney Montgomery Scott LLC, FBO Accounts, 1801 Market St., Philadelphia, PA 19103	Maryland/C	14.85%

UBS Financial Services Inc, FBO Customers, 2525 Pot Springs Road, Mercy Ridge, Timonium, MD 21093	Maryland/C	11.09%

Raymond James & Associates Inc., FBO Customer Accounts, 15101 Interlachen Dr., Silver Spring, MD 20906	Maryland/C	10.88%

UBS Financial Services Inc, FBO Customers, 12 Delgreen Court, Baltimore, MD 21236	Maryland/C	8.82%

UBS Financial Services Inc, FBO Customers, 300 East Lombard Street, Baltimore, MD 21202	Maryland/C	7.87%

Raymond James & Associates Inc., FBO Customer Accounts, 6600Greenspring Avenue, Baltimore, MD 21209	Maryland/C	7.35%

Headley Trust, 123 Crooked Creek Lane, Durham, NC 27713	Maryland/D	12.73%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Maryland/D	8.39%

C. Kucera, 60 Linda Lane, Millersville, MD 21108	Maryland/D	11.97%

Raymond James & Assoc Inc., FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716	Maryland/D	7.18%

UBS Financial Services Inc, FBO Customers, 3041 Woodside Ave., Parkville, MD 21234	Maryland/D	7.14%

Name and Address	Fund/Class	Percentage of Total Shares Held
Pershing LLC, PO Box 22052, Jersey City, NJ 07303	Maryland/D	6.14%

First Clearing Corporation, FBO Customer Accounts, 2307 Tickwood Rd., Baltimore MD 21221	Maryland/D	5.90%

Raymond James & Assoc Inc., FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716	Maryland/D	5.29%

Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311	Massachusetts/A	6.97%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Massachusetts/A	5.35%

NFS LLC FEBO Accounts, 180 Maiden Lane, New York, NY 10038	Massachusetts/C	16.47%

NFS LLC FEBO Accounts, 293 Caterina Heights, Concord, MA 02446	Massachusetts/C	8.88%

NFS LLC FEBO Accounts, 14 Bluefield Terrace, Weymouth, MA 02190	Massachusetts/C	7.43%

Pershing LLC, PO Box 22052, Jersey City, NJ 07303	Massachusetts/C	6.34%

Pershing LLC, PO Box 22052, Jersey City, NJ 07303	Massachusetts/C	5.33%

NFS LLC FEBO Accounts, 20 Adams Rd., Boxford, MA 01921	Massachusetts/D	23.17%

Raymond James & Associates Inc., FBO Customer Accounts, 30 Pal Drive, Shrewsbury, MA 01545	Massachusetts/D	15.40%

Pershing LLC, PO Box 22052, Jersey City, NJ 07303	Massachusetts/D	11.41%

UBS Financial Services Inc, FBO Customers, 12 Oxford Street, Harvard University, Cambridge, MA 02138	Massachusetts/D	9.97%

UBS Financial Services Inc, FBO Customers, 109 Maple Street, Scituate, MA 02066	Massachusetts/D	9.81%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Massachusetts/D	7.86%

Goewey JT TEN, 115 Baldwinville State Rd., Winchendon, MA 01475	Massachusetts/D	6.87%

UBS Financial Services Inc, FBO Customers, 52 Country Village Ln, Sudbury, MA 01776	Massachusetts/D	5.04%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Michigan/A	8.93%

UBS Financial Services Inc, FBO Customers, 1451 Stanlake, East Lansing, MI 48823	Michigan/C	18.15%

NFS LLC FEBO Burrell Trust, 934 Grenoble Drive, Lansing, MI 48917	Michigan/C	13.61%

AG Edwards & Sons Inc., FBO Accounts, 1 North Jefferson, St. Louis, MO 63103	Michigan/C	12.31%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Michigan/C	11.83%

Name and Address	Fund/Class	Percentage of Total Shares Held
AG Edwards & Sons Inc., FBO Accounts, 1 North Jefferson, St. Louis, MO 63103	Michigan/C	6.99%

First Clearing LLC, FBO Accounts, 2601 Lambros Drive, Midland, MI 48642	Michigan/C	5.97%

Stewart JT TEN, 2590 Middlebelt Rd, West Bloomfield, MI 48324	Michigan/C	5.21%

Charles Schwab & Co Inc., FBO Customer Accounts, Attn. Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104	Michigan/C	5.09%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Michigan/D	69.48%

J. Hendrickson, 1985 Glenvale Drive, Wyoming, MI 49509	Michigan/D	11.35%

Schweigert Trust, 4388 Lamson Dr., Waterford, MI 48329	Michigan/D	5.54%

RBC Dain Rauscher FBO Customer Accounts, 3402 22nd Street, St. Cloud, MN 56301	Minnesota/C	27.16%

UBS Financial Services Inc, FBO Customers, 134 Cheval Dr., Sartell, MN 56377	Minnesota/C	29.13%

UBS Financial Services Inc, FBO Customers, 134 Cheval Drive, Sartell, MN 56377	Minnesota/C	17.15%

UBS Financial Services Inc, FBO Customers, 629 2nd Street, Cold Spring, MN 56320	Minnesota/C	13.49%

UBS Financial Services Inc, FBO Customers, 2416 5th Street SW, Rochester, MN 55902	Minnesota/C	6.55%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Minnesota/D	38.12%

UBS Financial Services Inc, FBO Customers, 305 5th Street, Ada, MN 56510	Minnesota/D	15.18%

Primevest Financial Services, FBO Accounts, 400 First Street South, Suite 300, St. Cloud, MN 56302	Minnesota/D	11.04%

UBS Financial Services Inc, FBO Customers, 305 5th Street, Ada, MN 56510	Minnesota/D	8.96%

Wells Fargo Investments LLC, FBO Accounts, 608 Second Avenue South, Minneapolis, MN 55402	Minnesota/D	8.65%

Pershing LLC, PO Box 22052, Jersey City, NJ 07303	Minnesota/D	6.16%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Missouri/A	8.12%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Missouri/A	5.36%

Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311	Missouri/C	54.42%

AG Edwards & Sons Inc, FBO Accounts, One North Jefferson, St. Louis, MO 63103	Missouri/C	45.58%

Name and Address	Fund/Class	Percentage of Total Shares Held
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Missouri/D	50.53%

NFS LLC FEBO Accounts, 1031 Satinwood Ct., Jefferson City, MO 65109	Missouri/D	20.71%

Fahnestock & Co Inc, FBO Accounts, 475 Bardot Drive, Florissant, MO 63031	Missouri/D	13.55%

Oppenheimer & Co Inc., FBO Accounts, 12848 Stump Road, St. Louis, MO 63131	Missouri/D	5.48%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	New York/A	6.99%

RBC Dain Rauscher FBO Accounts, 201 East 66th Street, New York, NY 10021	New York/C	12.90%

Raymond James & Assoc Inc., FBO Accounts, 25 Eastland Dr., Glen Cove, NY 11542	New York/C	8.78%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	New York/C	8.35%

Raymond James & Assoc Inc., FBO Accounts, PO Box 112, Wading River, NY 11792	New York/C	7.93%

RBC Dain Rauscher FBO Accounts, 201 E. 66th Street, New York, NY 10021	New York/C	6.13%

UBS Financial Services Inc, FBO Customers, 1020 Park Avenue, New York, NY 10028	New York/D	44.16%

Raymond James & Assoc Inc., FBO Accounts, PO Box 112, Wading River, NY 11792	New York/D	13.64%

RBC Dain Rauscher FBO Accounts, 99 Roxbury Park, East Amherst, NY 14051	New York/D	11.54%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	New York/D	9.13%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Ohio/A	8.32%

NFS LLC FEBO Accounts, 7320 Frederick Pike, Dayton, OH 45414	Ohio/C	17.84%

AG Edwards & Sons Inc, FBO Accounts, One North Jefferson, St. Louis, MO 63103	Ohio/C	13.58%

UBS Financial Services Inc, FBO Customers, 38443 Old Willoughby Drive, Willoughby, OH 44094	Ohio/C	13.46%

First Clearing LLC, FBO Accounts, 400 9th Street, Surfside, FL 33154	Ohio/C	5.80%

UBS Financial Services Inc, FBO Customers, 6232 Arrowhead Drive, Sylvania, OH 43560	Ohio/C	5.29%

AG Edwards & Sons Inc, FBO Accounts, One North Jefferson, St. Louis, MO 63103	Ohio/C	5.15%

Linnevers Trust, 32744 Fallhaven Circle, North Ridgeville, OH 44039	Ohio/D	32.58%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Ohio/D	25.39%

Name and Address	Fund/Class	Percentage of Total Shares Held
Pershing LLC, PO Box 2052, Jersey City, NJ 07303	Ohio/D	10.87%

B. Tomcik TOD Beneficiaries on File Subject to STA TOD Rules, PO Box 39551, North Ridgeville, OH 44039	Ohio/D	7.19%

NFS LLC FEBO Accounts, 2048 Nottingham Pkwy, Avon, OH 44011	Ohio/D	5.92%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	Oregon/A	8.46%

Davis Trust, 2627 NW Hwy 47, Forest Grove, OR 97116	Oregon/A	6.63%

LPL Financial Services, FBO Accounts, 9785 Towne Centre Drive, San Diego, CA 92121	Oregon/C	46.46%

NFS LLC FEBO Accounts, PO Box 228, Azalea, OR, 97410	Oregon/C	13.33%

Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311	Oregon/C	16.29%

The Leveckes, 140 Cherry St., Silverton, OR 97381	Oregon/C	6.00%

NFS LLC FEBO Accounts, PO Box 228, Azalea, OR, 97410	Oregon/C	13.33%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	Oregon/D	32.90%

The Ochs Trust, 441 9th Street, Lake Oswego, OR 97034-2912	Oregon/D	31.66%

E. Garcia, 38 Morningview Cir, Lade Oswego, OR 97035	Oregon/D	9.38%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	South Carolina/A	8.48%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	South Carolina/A	8.09%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	South Carolina/C	33.13%

Morgan Keegan & Company, FBO Accounts, 454 Carolina Club Dr., Spartanburg, SC 29306	South Carolina/C	14.07%

Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311	South Carolina/C	9.96%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	South Carolina/D	28.67%

The Arnolds, 10 Greenview Drive, Greenville, SC 29609	South Carolina/D	18.04%

Management Ownership

As of January 7, 2008, Directors and officers of the Funds did not own any Class A shares of the then outstanding shares of capital stock of the Funds, with the exception of the Michigan Fund, National Fund and New York Fund, of which Directors and officers as a group owned less than 1% with respect to the Michigan Fund and National Fund, and as a group, owned 3.68% of the New York Fund.

As of the same period, Directors and officers of the Funds did not own any Class C or Class D shares of the then outstanding shares of capital stock of the Funds.

Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Directors, Seligman manages the investment of the assets of the Funds and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Funds (“Management Agreement”). Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Series, make up the “Seligman Group of Funds.” There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or Seligman with respect to the Funds’ investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Directors and Director of the Series, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Series listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of each Fund’s average daily net assets. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 2007, 2006 and 2005.

Fund	Fiscal Year Ended	Management Fee Paid ($)
National	9/30/07	$327,359
	9/30/06	353,179
	9/30/05	379,359

Colorado	9/30/07	$160,106
	9/30/06	170,798
	9/30/05	180,764

Georgia	9/30/07	$140,819
	9/30/06	153,315
	9/30/05	169,338

Louisiana	9/30/07	$147,468
	9/30/06	168,757
	9/30/05	207,391

Maryland	9/30/07	$177,465
	9/30/06	191,651
	9/30/05	213,060

Massachusetts	9/30/07	$315,843
	9/30/06	343,191
	9/30/05	381,196

Michigan	9/30/07	$439,037
	9/30/06	488,324
	9/30/05	539,228

Minnesota	9/30/07	$375,995
	9/30/06	408,960
	9/30/05	448,917

Missouri	9/30/07	$140,556
	9/30/06	151,253
	9/30/05	166,096

Fund	Fiscal Year Ended	Management Fee Paid ($)
New York	9/30/07	$342,695
	9/30/06	364,734
	9/30/05	393,365

Ohio	9/30/07	$491,337
	9/30/06	525,248
	9/30/05	563,167

Oregon	9/30/07	$248,955
	9/30/06	269,440
	9/30/05	289,738

South Carolina	9/30/07	$363,984
	9/30/06	396,449
	9/30/05	421,325

Each Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying a Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Series not employed by or serving as a director of Seligman or its affiliates, insurance premiums, interest on borrowings, and extraordinary expenses such as litigation expenses. Certain expenses are allocated among the Funds in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was initially adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement with respect to a Fund will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days’ written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Municipal Fund Series, Inc. has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman’s business.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, located at 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under “Management Information” as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund’s investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp. (“SDC”), the Funds’ shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to any of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Funds or Seligman with respect to the Funds’ investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of each Fund, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%

$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services, Inc. (“Seligman Services”), an affiliate of Seligman, is a limited purpose broker/dealer. Prior to January 1, 2006, Seligman Services received commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2006 (only through December 31, 2005) and 2005, Seligman Services received commissions in the following amounts:

Fund	Commissions Paid to Seligman Services
	2006	2005
National	$66	$2,027
Colorado	210	1,521
Georgia	-0-	-0-
Louisiana	9	4
Maryland	196	1,837
Massachusetts	4	1,492
Michigan	34	100
Minnesota	13	62
Missouri	43	765
New York	5,719	4,814
Ohio	898	1,876
Oregon	-0-	175
South Carolina	153	758

Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund’s Class A, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Funds; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Funds, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of the Funds. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of shares of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series’ Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board of Directors of the Series.

Class A

Under the 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to 0.10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors and may not be increased from 0.10% without approval of the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2007, equivalent to 0.10% per annum of the Class A shares’ average daily net assets, was as follows:

Fund	Total Fees Paid
National	$63,189
Colorado	31,801
Georgia	26,849
Louisiana	28,277
Maryland	33,428
Massachusetts	59,554
Michigan	84,957
Minnesota	74,428
Missouri	27,638
New York	59,943
Ohio	96,793
Oregon	47,207
South Carolina	66,395

Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class C shares is used, along with any contingent deferred sales charge (“CDSC”) proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class C shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class C shares to Service Organizations who elect not to receive a time of sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect not to receive a time of sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2007, equivalent to 1% per annum of the Class C shares’ average daily net assets, was as follows:

Fund	Total Fees Paid
National	$21,024
Colorado	2,039
Georgia	3,804
Louisiana	4,334
Maryland	4,145
Massachusetts	27,725
Michigan	9,545
Minnesota	1,981
Missouri	436
New York	44,114
Ohio	7,738
Oregon	12,964
South Carolina	40,438

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman Advisors in respect to Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2007, Seligman Advisors incurred the following amounts of expenses in respect of each Fund’s Class C shares that were not reimbursed from amounts received from each Fund’s 12b-1 Plan:

Fund	Amount of Unreimbursed Expenses Incurred With Respect to Class C Shares	% of the Net Assets of Class C at September 30, 2007
National	$276,420	15.99%
Colorado	16,369	8.44
Georgia	23,178	7.88
Louisiana	23,795	5.33
Maryland	18,398	5.18
Massachusetts	122,911	4.23
Michigan	33,353	3.62
Minnesota	11,146	8.17
Missouri	4,010	9.24
New York	126,152	3.07
Ohio	27,423	4.09
Oregon	28,384	2.19
South Carolina	123,206	3.16

If the 12b-1 Plan is terminated in respect to Class C shares of the Funds, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time of sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2007, equivalent to 1% per annum of the Class D shares’ average daily net assets, was as follows:

Fund	Total Fees Paid
National	$10,589
Colorado	1,369
Georgia	9,355
Louisiana	6,222
Maryland	15,088
Massachusetts	4,251
Michigan	18,720
Minnesota	4,380
Missouri	2,918
New York	20,755
Ohio	6,334
Oregon	11,317
South Carolina	19,455

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from that Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2007, Seligman Advisors incurred the following amounts of expenses in respect of each Fund’s Class D shares that were not reimbursed from amounts received from each Fund’s 12b-1 Plan:

Fund	Amount of Unreimbursed Expenses Incurred With Respect to Class D Shares	% of the Net Assets of Class D at September 30, 2007
National	$81,762	7.71%
Colorado	47,291	27.91
Georgia	116,499	12.13
Louisiana	56,157	9.96
Maryland	59,751	5.36
Massachusetts	83,634	37.34
Michigan	84,762	4.84
Minnesota	65,044	19.82
Missouri	50,409	17.94
New York	61,845	3.11
Ohio	50,606	8.23
Oregon	90,312	8.30
South Carolina	153,684	8.23

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Funds under the 12b-1 Plan in respect of Class A shares, Class C shares and Class D shares for the fiscal year ended September 30, 2007, were spent on the following activities in the following amounts:

Fund/Class	Compensation To Underwriters	Compensation To Broker/Dealers
National/A	$-0-	$63,189
National/C	3,031	17,993
National/D	755	9,834

Colorado/A	$-0-	$31,801
Colorado/C	246	1,793
Colorado/D	38	1,331

Georgia/A	$-0-	$26,849
Georgia/C	98	3,706
Georgia/D	1,007	8,348

Louisiana/A	$-0-	$28,277
Louisiana/C	1,406	2,928
Louisiana/D	622	5,600

Maryland/A	$-0-	$33,428
Maryland/C	600	3,545
Maryland/D	509	14,579

Massachusetts/A	$-0-	$59,554
Massachusetts/C	7,407	20,318
Massachusetts/D	59	4,192

Michigan/A	$-0-	$84,957
Michigan/C	1,772	7,773
Michigan/D	166	18,554

Minnesota/A	$-0-	$74,428
Minnesota/C	108	1,873
Minnesota/D	44	4,336

Missouri/A	$-0-	$27,638
Missouri/C	1	435
Missouri/D	18	2,900

Fund/Class	Compensation To Underwriters	Compensation To Broker/Dealers
New York/A	$-0-	$59,943
New York/C	1,916	42,198
New York/D	536	20,219

Ohio/A	$-0-	$96,793
Ohio/C	166	7,572
Ohio/D	1,942	4,392

Oregon/A	$-0-	$47,207
Oregon/C	75	12,889
Oregon/D	2,259	9,058

South Carolina/A	$-0-	$66,395
South Carolina/C	5,726	34,712
South Carolina/D	1,381	18,074

The 12b-1 Plan was initially approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (“Qualified Directors”) and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund’s 12b-1 Plan for providing personal services and account maintenance to such accounts. For the fiscal years ended September 30, 2007, Seligman Services received service fees pursuant to each Fund’s 12b-1 Plan as follows:

Fund	Service Fees Paid to Seligman Services 2007

National	$6,289
Colorado	2,507
Georgia	978
Louisiana	1,336
Maryland	1,515
Massachusetts	2,579
Michigan	2,388
Minnesota	2,232
Missouri	1,120
New York	10,257
Ohio	3,375
Oregon	444
South Carolina	2,786

Other Service Providers

SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Funds are also officers and directors of SDC. SDC’s address is 100 Park Avenue, New York, NY 10017.

Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a “portfolio manager.” The following table sets forth certain additional information from that discussed in the Prospectus with respect to the portfolio managers of the Funds. Unless noted otherwise, all information is provided as of September 30, 2007.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each of the portfolio managers, the number of accounts managed (other than the Funds) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below have an advisory fee based on the performance of the account. For purposes of the table below, each series or portfolio of a registered investment company (other than the Series) is treated as a separate registered investment company.

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas G. Moles	7 Registered Investment Companies, one of which includes four portfolios, with approximately $387 million in total assets under management.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $970,000 in total assets under management.

Eileen A. Comerford	7 Registered Investment Companies with approximately $387 million in total assets under management.	0 Pooled Investment Vehicles.	3 Other Accounts with approximately $820,000 in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of a Fund’s investments and investments in other accounts.

Compensation:

As compensation for his responsibilities, Mr. Moles received a base salary and discretionary bonus for the year ended December 31, 2007. The discretionary bonus was based on numerous qualitative and quantitative factors relating to Mr. Moles’ responsibilities as portfolio manager and Municipal Team Leader. The factors include, among other things, an evaluation of the performance of the funds managed by Mr. Moles. Throughout 2007, Seligman periodically reviewed the pre-tax investment performance of the funds managed by Mr. Moles versus their respective index benchmarks (as provided in each fund’s prospectuses) and Lipper averages and for one-, three- and five-year periods. Seligman also considered Mr. Moles’ leadership role with respect to his investment team, as well as the competitive environment for Mr. Moles’ services.

As compensation for her responsibilities, Ms. Comerford received a base salary and discretionary bonus for the year ended December 31, 2007. The discretionary bonus was based on numerous qualitative and quantitative factors, including, among other things, an evaluation of Ms. Comerford’s skills as a research analyst (i.e., quality of research), her particular contributions to her investment team, her ability to take initiative with respect to new roles/responsibilities, her leadership abilities and potential for growth as a portfolio manager, her ability to assimilate new concepts and ideas, her ability to work within a team structure, as well as the competitive environment for her services.

To reduce the amount of time the Portfolio Managers dedicate to marketing efforts and client services, each investment team has an experienced product manager that acts as the primary liaison between Seligman Advisors' marketing department and the investment team.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Funds have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Funds (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Funds. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.
Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of September 30, 2007, Mr. Moles owned between $1 - $10,000 of the National Fund’s shares. Other than as described previously, neither Mr. Moles nor Ms. Comerford owned shares of the Funds.

Portfolio Transactions and Other Practices

Portfolio Transactions

When two or more of the investment companies in the Seligman Group of Funds or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed-income securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law. Prices paid to dealers will generally include a “spread”, i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.

Commissions

The Funds will not incur commissions with the purchase and sale of its municipal securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions.

For the fiscal years ended September 30, 2007, 2006 and 2005, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining “best execution”. Seligman will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the investment companies of the Seligman Group of Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the investment companies of the Seligman Group of Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Funds’ fiscal year ended September 30, 2007, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Capital Stock and Other Securities

Capital Stock

The Series is authorized to issue 1,300,000,000 shares of capital stock, each with a par value of $.001 each, divided into thirteen different series (which represent each of the Funds). Each Fund has three classes, designated Class A common stock, Class C common stock and Class D common stock. Each share of a Fund’s Class A, Class C and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Series’ Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the Prospectus (the “Breakpoint Discounts”).

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of the Funds that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares in an account held by a “single person.” A “single person” includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Prospectus, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that the Funds may sell shares at net asset value to “eligible employee benefit plans” which have at least $2 million in plan assets at the time of investment in a Fund, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Funds’ shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a “fund of funds” arrangement;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)	to those partners and employees of outside counsel to the Funds or its directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees;

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts as broker-dealer, trustee, or recordkeeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation or letter of intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value without an initial sales charge. However, Class C shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

The Board of Directors of the Series has approved the automatic conversion of all of the Funds’ outstanding Class D shares to Class C shares at their respective net asset values on a future date to be determined. The conversion is currently expected to be implemented in the first half of 2008, although it may be delayed or terminated at any time prior to effectiveness. Holders of Class D shares will be advised of the details of the conversion of such shares at the time it is implemented. The conversion is not expected to affect account values.

Systematic Withdrawals. Class C and Class D shareholders may use the Funds’ Systematic Withdrawal Plan to withdraw up to 10%, of each class, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)

in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, or minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc., or NYLIM Service Company LLC, or retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, directors/trustees fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities. Any securities accepted by a Fund in payment for that Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Offering Price

When you buy or sell Fund shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Series has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class’s share of the value of the net assets of the Funds (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee paid by each Fund, are accrued daily and taken into account for the purpose of determining NAV.

Generally, portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at current market quotations or amortized cost if Seligman believes it approximates fair value. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 4.50%, and Class C shares and Class D shares are sold at NAV(1). Using each Class’s NAV at September 30, 2007, the maximum offering price of the Funds’ shares is as follows:

Class A shares

Fund	NAV Per Share	+	Maximum Sales Charge (4.50% of Offering Price)	=	Offering Price to Public
National	$7.74		$0.36		$8.10
Colorado	7.43		0.35		7.78
Georgia	7.61		0.36		7.97
Louisiana	7.86		0.37		8.23
Maryland	7.78		0.37		8.15
Massachusetts	7.86		0.37		8.23
Michigan	8.15		0.38		8.53
Minnesota	7.55		0.36		7.91
Missouri	7.61		0.36		7.97
New York	8.07		0.38		8.45
Ohio	7.82		0.37		8.19
Oregon	7.68		0.36		8.04
South Carolina	8.01		0.38		8.39

Class C and Class D shares

Fund	Class C NAV and Offering Price Per Share(1)	Class D NAV and Offering Price Per Share(1)
National	$7.75	$7.75
Colorado	7.42	7.42
Georgia	7.63	7.64
Louisiana	7.85	7.86
Maryland	7.80	7.80
Massachusetts	7.87	7.86
Michigan	8.14	8.14
Minnesota	7.56	7.56
Missouri	7.61	7.62
New York	8.08	8.08
Ohio	7.87	7.87
Oregon	7.67	7.67
South Carolina	8.01	8.01

(1)	Class C shares and Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency, which make the disposal by a Fund of its shares impracticable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds’ shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Funds' responsibility for the prevention of money laundering, you may be required by the Funds, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Funds or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Funds. The Funds, by written notice to you, may suspend payment to you of any proceeds or distributions if the Funds or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Funds, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Funds have no arrangements with any person to permit frequent trading of Fund shares.

Taxation of the Funds

Federal Income Taxes. Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest is distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, US Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gains and losses will be made separately for each Fund.

If, at the end of each quarter of its taxable year, at least 50% of a Fund’s total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Internal Revenue Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Funds and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest.

Dividends from net investment income that are not designated as exempt-interest dividends and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gains, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund’s capital gains from property held for more than one year and recognized in taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Shareholders receiving distributions in the form of additional shares issued by a Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund’s distributions are exempt from federal income tax.

At September 30, 2007, the National and Georgia Funds had net capital loss carryforwards for federal income tax purposes of $1,145,602 (expiring in 2011) and $725,541 (expiring in 2013), respectively, which are available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards. During the year ended September 30, 2007, the National and Georgia Funds utilized $437,451 and $115,139, respectively, of prior years’ capital loss carryforwards.

In addition, from November 1, 2006 through September 30, 2007, the Colorado Fund incurred $17,483 of net realized capital losses. As permitted by tax regulations, the Colorado Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2008. These losses will be available to offset future taxable net gains.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of in taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by a Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury Department a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the US Treasury Department, a Fund may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be “substantial users” (or “related person” of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Colorado Taxes

In the opinion of Ireland Stapleton Pryor Pascoe, P.C., Colorado tax counsel to the Colorado Fund, individuals, trusts, estates and corporations who are holders of the Colorado Fund and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code, which are derived from interest income received by the Colorado Fund on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1, 1980, or if issued before May 1, 1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations; (b) obligations of the United States or its possessions to the extent included in federal taxable income; or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states (collectively, “Colorado Obligations”). To the extent that Colorado Fund distributions are attributable to sources not described in the preceding sentence, such distributions, including but not limited to, long or short-term gains, will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Fund are exempt from Colorado property taxes.

The Colorado Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado Obligations and exempt from the Colorado income tax.

Georgia Taxes

In the opinion of King & Spalding LLP, Georgia tax counsel to the Georgia Fund, under existing Georgia law, shareholders of the Georgia Fund will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Fund to the extent that such distributions represent exempt-interest dividends for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments, territories or possessions of the United States to the extent that federal law exempts interest on such obligations from taxation by the states (collectively, “Georgia Obligations”), which are held by the Georgia Fund. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes.

Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Fund, at least 80% of the value of the net assets of the Georgia Fund will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.

The Georgia Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

Louisiana Taxes

In the opinion of Liskow & Lewis, Louisiana tax counsel to the Louisiana Fund, based upon technical advice obtained from the Louisiana Department of Revenue, and subject to the current policies of the Louisiana Department of Revenue, shareholders of the Louisiana Fund who are corporations; individuals, and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Fund dividends to the extent that such dividends are attributable to interest on (a) tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies, or instrumentalities authorized under the laws of the State of Louisiana to issue tax-exempt obligations, (b) obligations of the United States or its possessions to the extent included in federal taxable income, and (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that distributions on the Louisiana Fund are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.

Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Fund dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Fund in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

The Louisiana Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.

Maryland Taxes

In the opinion of Venable LLP, Maryland tax counsel to the Maryland Fund, as long as dividends paid by the Maryland Fund qualify as interest excludable under Section 103 of the Internal Revenue Code and the Maryland Fund qualifies as a regulated investment company under the Internal Revenue Code, the portion of exempt-interest dividends that represents interest received by the Maryland Fund on obligations (a) of Maryland or its political subdivisions and authorities; or (b) of the United States or an authority, commission, instrumentality, possession, or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Fund.

Gains realized by the Maryland Fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission, or instrumentality of the United States will not be subject to Maryland state and local income taxes.

To the extent that distributions of the Maryland Fund are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Fund on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Fund shares, such distributions will be subject to Maryland state and local income taxes. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

The Maryland legislature has enacted and the Governor has signed into law the Tax Reform Act of 2007 and the Transportation and State Investment Act making broad changes in Maryland tax law. Among other tax law changes, effective for tax years beginning after December 31, 2007, three new individual income tax brackets are created to impose tax at rates of 5%, 5.25% and 5.5% (increasing the highest tax rate from 4.75%) and the income tax on corporations is increased from 7% to 8.25%. Personal exemptions are also increased.

Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Fund, at least 80% of the value of the net assets of the Maryland Fund will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.

The Maryland Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Maryland obligations and exempt from Maryland state and local income taxes.

Massachusetts Taxes

In the opinion of Edwards Angell Palmer & Dodge LLP, Massachusetts tax counsel to the Massachusetts Fund, provided that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Fund who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Fund to the extent that these distributions: (1) qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, “Massachusetts Obligations”); (2) are attributable to interest on obligations of the United States exempt from state taxation; or (3) qualify as capital gain dividends, which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities, or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Distributions of income to Massachusetts holders of the Massachusetts Fund that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Fund.

Massachusetts Fund dividends are not excluded in determining the Massachusetts excise tax on corporations. Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Fund in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.

The Massachusetts Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations or obligations of the United States and exempt from Massachusetts personal income tax.

Michigan Taxes

In the opinion of Dickinson Wright PLLC, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan individual income tax will not be subject to the Michigan individual income tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto Rico)(collectively, “Michigan Obligations”). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan individual income tax. To the extent that distributions on the Michigan Series are not subject to Michigan individual income tax, they are not subject to the uniform city individual income tax imposed by certain Michigan cities.

Taxpayers engaging in business and investment activity within Michigan are subject to the Michigan Business Tax (which replaces the repealed Single Business Tax), effective on and after January 1, 2008, however, individuals, estates, partnerships or trusts organized exclusively for estate or gift planning purposes, that derive income solely in connection with personal investment activity, and not in the course of a regular trade or business, will not be subject to the Michigan Business Tax.

Taxpayers that are subject to the Michigan Business Tax, other than individuals, estates, partnerships or trusts organized exclusively for estate or gift planning purposes, that acquire shares of the Michigan Series in connection with personal investment activity and not in the course of a regular trade or business, and who derive Michigan apportioned or allocated gross receipts, including gains on capital assets, of $350,000 or more, will not be subject to the business income tax component of the Michigan Business Tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are attributable to interest on “Michigan Obligations,” but may be subject to the modified gross receipts tax component of the Michigan Business Tax, in an amount equal to .8% of modified gross receipts, including distributions from the Michigan Series and long or short-term capital gains on the disposition shares of the Michigan Series.

No opinion is expressed relative to the ownership of shares of the Michigan Series, or the receipt of distributions from the Michigan Series, by financial institutions or insurance companies.

Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.

The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

Minnesota Taxes

In the opinion of Faegre & Benson LLP, Minnesota tax counsel to the Minnesota Fund, provided that the Minnesota Fund qualifies as a regulated investment company under the Internal Revenue Code, and subject to the discussion in the following two paragraphs, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities (“Minnesota Sources”). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years.

In Davis v. Department of the Finance and Administration Cabinet, 197 S.W.3d557 (Ky. App. 2006), cert. granted, 127 S. Ct. 2451 (2007), the Kentucky Court of Appeals held that a Kentucky statute that exempted interest income derived from Kentucky state and local bonds from taxation but that taxed interest income derived from non-Kentucky state and local bonds violated the Commerce Clause of the United States Constitution by unlawfully discriminating against interstate commerce. The United States Supreme Court agreed to hear the case on May 21, 2007, and it was argued before the Court on November 5, 2007. A decision is expected by July, 2008, but the outcome of the case cannot be predicted. If the decision of the Kentucky Court of Appeals is upheld, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers’ federal alternative minimum taxable income, which includes federal tax preference items. The Internal Revenue Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Fund, at least 80% of the value of the net assets of the Minnesota Fund will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Fund will invest so that the 95% test described above is met.

The Minnesota Fund will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

Missouri Taxes

In the opinion of Bryan Cave LLP, Missouri tax counsel to the Missouri Fund, dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities, or obligations issued by the government of Puerto Rico or its authority (collectively, “Missouri Obligations”). Capital gain dividends, as defined in Section 852(b)(3) of the Internal Revenue Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Fund are not subject to Missouri personal property taxes.

Dividends paid by the Missouri Fund, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Internal Revenue Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain US obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Fund of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Fund, at least 80% of the value of the net assets of the Missouri Fund will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.

The Missouri Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

New York State and City Taxes

In the opinion of Sullivan & Cromwell LLP, counsel to the Funds, holders of shares of the New York Fund who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes (but may be subject to New York State and City franchise taxes on corporations and financial institutions) on New York Fund dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto Rico) (collectively, “New York Obligations”). To the extent that distributions on the New York Fund are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

Except during temporary defensive periods or when acceptable investments are unavailable to the New York Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Fund in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.

The Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

Ohio Taxes

In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to the Ohio Fund, holders of the Ohio Fund who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Fund (“Distributions”) to the extent that such Distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (collectively, “Ohio Obligations”), provided that the Ohio Fund qualifies as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Fund will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

Distributions that are properly attributable to profit made on the sale, exchange or other disposition of Ohio Obligations held by the Ohio Fund are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio.

Distributions properly attributable to interest on obligations of Puerto Rico, the Virgin Islands or Guam, the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio Corporation franchise tax.

The Ohio Fund is not subject to the Ohio personal income tax or municipal or school district income taxes in Ohio. The Ohio Fund is not subject to corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if the Ohio Fund has a sufficient nexus to the State of Ohio to be subject to Ohio taxation, then such entity shall be exempt from such taxes only if it complies with certain reporting requirements.

Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Fund in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

The Ohio Fund will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Fund.

Oregon Taxes

In the opinion of Schwabe, Williamson & Wyatt, P.C., Oregon tax counsel to the Oregon Fund, under present law, (A) individual shareholders of the Oregon Fund will not be subject to Oregon personal income taxes on distributions received from the Oregon Fund to the extent that such distributions (1) qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code; and (2) are derived from interest on obligations of the state of Oregon or a political subdivision or authority of the state of Oregon (“Oregon Obligations”) or from interest on obligations of any authority, commission, instrumentality or territorial possession of the United States which, by the laws of the United States, are exempt from state income taxes; and (B) shares of the Oregon Fund are not subject to Oregon property tax.

Oregon tax counsel to the Oregon Fund has expressed no opinion (I) as to whether other distributions, including long-term and short-term capital gains, will be exempt from personal income taxes in Oregon; and (II) as to the taxation under the Oregon Corporate Excise Tax or the Oregon Corporate Income Tax of the dividends paid by the Oregon Fund.

South Carolina Taxes

In the opinion of Haynsworth Sinkler Boyd, P.A., South Carolina tax counsel to the South Carolina Fund, shareholders of the South Carolina Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest on obligations of the United States and its possessions or on obligations of any authority or commission of the United States, the interest from which is exempt from state income taxes under the laws of the United States (collectively, “South Carolina Obligations”). To the extent that South Carolina Fund distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes. In addition, South Carolina Fund dividends are not exempt from South Carolina inheritance, estate, transfer, or certain franchise taxes.

Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Fund, at least 80% of the value of the net assets of the South Carolina Fund will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.

The South Carolina Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

Other State and Local Taxes

The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Fund may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Fund may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities.

Prospective investors should be aware that an investment in a certain Fund may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds’ capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under “Dealer Reallowances” and, prior to June 4, 2007, Class C shares. Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of the Funds for the fiscal years ended September 30, 2007, 2006 and 2005, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares.

2007

Fund	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
National	$18,992	$3,601
Colorado	11,071	1,275
Georgia	17,005	2,538
Louisiana	22,476	2,848
Maryland	13,082	2,766
Massachusetts	39,513	3,825
Michigan	20,153	2,887
Minnesota	35,607	4,740
Missouri	12,379	1,530
New York	31,659	6,334
Ohio	40,274	5,247
Oregon	75,778	9,258
South Carolina	73,520	8,890

2006

Fund	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
National	$41,570	$4,666
Colorado	32,238	3,723
Georgia	10,740	1,302
Louisiana	31,738	4,117
Maryland	15,350	1,694
Massachusetts	17,239	2,055
Michigan	29,709	3,415
Minnesota	37,367	4,644
Missouri	11,350	1,353
New York	52,230	6,778
Ohio	40,102	5,118
Oregon	58,996	7,363
South Carolina	90,785	11,862

2005

Fund	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
National	$30,321	$3,709
Colorado	26,874	3,445
Georgia	11,287	1,342
Louisiana	64,584	8,027
Maryland	25,768	3,055
Massachusetts	30,405	3,746
Michigan	55,297	6,655
Minnesota	29,434	3,552
Missouri	11,125	1,396
New York	37,744	4,416
Ohio	27,281	3,282
Oregon	71,056	8,962
South Carolina	93,810	11,780

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2007:

Fund	Net Underwriting Discounts and Commissions (Class A and Class C Sales Charges Retained)(1)	Compensation on Redemptions and Repurchases (CDSC on Class A, Class C and Class D Shares Retained)	Brokerage Commissions	Other Compensation(2)
National	$3,601	$525	$-0-	$3,786
Colorado	1,275	57	-0-	284
Georgia	2,538	213	-0-	1,105
Louisiana	2,848	1	-0-	2,028
Maryland	2,766	1	-0-	1,109
Massachusetts	3,825	1,916	-0-	7,466
Michigan	2,887	202	-0-	1,938
Minnesota	4,740	1	-0-	152
Missouri	1,530	1	-0-	19
New York	6,334	484	-0-	2,452
Ohio	5,247	75	-0-	2,108
Oregon	9,258	4	-0-	2,334
South Carolina	8,890	360	-0-	7,107

(1)	Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Accordingly, any net underwriting discounts and commissions in respect of Class C shares retained by Seligman Advisors would relate to purchases prior to June 4, 2007.
(2)	During the year ended September 30, 2007, Seligman Advisors received distribution and service fees paid by the Fund in respect of Class C and Class D shares pursuant to the Fund’s Rule 12b-1 Plan. The arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

Other Payments

Seligman Advisors pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. (the “TargETFunds”) and Seligman Cash Management Fund, Inc. (the “Cash Fund”)) of $1,000,000 or more (“NAV sales”), calculated as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV sales)
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

With respect to purchases of Class A shares of the TargETFunds, Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has, for accounts opened prior to January 7, 2008, at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available or, for accounts opened on or after January 7, 2008, at least $2 million in plan assets at the time of investment in a Fund. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than the TargETFunds and the Cash Fund) is as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV sales)
sales up to but not including $4,000,000	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The payment schedule, for each calendar year, in respect of the TargETFunds is 0.25% of sales. These fees in respect of eligible employee benefit plans and the fees on NAV sales described above are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

With respect to the fees relating to eligible employee benefit plans and NAV sales (each as described above), no fees shall be payable on any assets invested in a Fund by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Fund.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, “Financial Intermediaries”), subject to Seligman’s and Seligman Advisors’ respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the “Seligman Funds”). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors’ internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors’ headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors’ internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the annual operating expenses set forth in the Prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders’ fees and loads paid by Seligman Advisors, as set forth in the Prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Funds’ Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return).

Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period. The cumulative total returns for each Class of shares of the Funds is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum initial sales charge for Class A shares; determining the total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends or gain distributions or on the redemption of shares.

Historical Investment Results

Class A

The annualized yields for the 30-day period ended September 30, 2007 for each Fund’s Class A shares were as follows: National – 3.31%, Colorado – 3.22%, Georgia – 3.21%, Louisiana – 3.23%, Maryland – 3.19%, Massachusetts – 2.99%, Michigan – 3.36%, Minnesota – 3.21%, Missouri – 3.22%, New York – 3.28%, Ohio – 3.20%, Oregon – 3.42%, and South Carolina – 3.46%. The annualized yield was computed by dividing a Fund’s net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum initial sales charge of 4.50%, in respect of Class A shares only, of the gross amount invested) on September 30, 2007, which was the last day of this period. The average number of Class A shares per Fund were: National – 7,528,859, Colorado – 4,103,141, Georgia –3,385,509, Louisiana – 3,416,220, Maryland – 4,200,611, Massachusetts – 7,351,873, Michigan – 9,745,659, Minnesota – 9,408,404, Missouri – 3,453,398, New York – 7,556,026, Ohio – 12,027,569, Oregon – 6,015,496 and South Carolina – 7,854,093, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the 30-day period ended September 30, 2007 for each Fund’s Class A shares were as follows: National – 5.09%, Colorado – 5.19%, Georgia – 5.24%, Louisiana – 5.27%, Maryland – 5.14%, Massachusetts – 5.20%, Michigan – 5.37%, Minnesota – 5.35%, Missouri – 5.26%, New York – 5.40%, Ohio – 5.26%, Oregon – 5.77% and South Carolina – 5.70%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt from federal and state income taxes was determined. This portion of the yield was then divided by one minus the following percentages: National –35.00%, Colorado – 38.01%, Georgia – 38.90%, Louisiana – 38.90%, Maryland – 38.09%, Massachusetts – 42.80%, Michigan – 37.54%, Minnesota – 40.10%, Missouri –38.90%, New York – 39.45%, Ohio – 39.26%, Oregon – 40.85% and South Carolina – 39.55%, (which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state’s personal income taxes). Then the small portion of the yield (for all the Funds except the National Fund) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares’ yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2007 for each Fund’s Class A shares were as follows: National – (1.46)%, 2.53% and 3.78%, Colorado – (1.71)%, 2.60% and 4.13%, Georgia – (2.36)%, 1.99% and 3.73%, Louisiana – (1.59)%, 2.23% and 3.96%, Maryland – (2.07)%, 2.30% and 3.89%, Massachusetts – (1.83)%, 2.12% and 4.16%, Michigan – (2.11)%, 2.23% and 4.02%, Minnesota – (2.07)%, 2.04% and 3.77%, Missouri – (2.44)%, 2.14% and 4.01% , New York – (1.91)%, 2.48% and 4.29% , Ohio – (1.76)%, 2.06% and 3.91% , Oregon – (1.85)%, 2.43% and 4.14% and South Carolina – (1.88)%, 2.84% and 4.23% . These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund, subtracting the maximum initial sales charge of 4.50% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five-, and ten-year periods of each Fund, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class A shares of the Funds for the ten-year period ended September 30, 2007 were as follows: National – 44.97%, Colorado – 49.91%, Georgia – 44.18%, Louisiana – 47.52%, Maryland – 46.51%, Massachusetts – 50.33%, Michigan – 48.25, Minnesota – 44.82%, Missouri – 48.11%, New York – 52.18%, Ohio – 46.82%, Oregon – 49.96% and South Carolina – 51.33%. Thus, a $1,000 investment in Class A shares made on September 30, 1997 had a value on September 30, 2007 of: National $1,450, Colorado $1,499, Georgia $1,442, Louisiana $1,475, Maryland $1,465, Massachusetts $1,503, Michigan $1,483, Minnesota $1,448, Missouri $1,481, New York $1,522, Ohio $1,468, Oregon $1,500, and South Carolina $1,513.

Class C

The annualized yields for the 30-day period ended September 30, 2007 for each Fund’s Class C shares were as follows: National – 2.58%, Colorado – 2.48%, Georgia –2.47%, Louisiana – 2.48%, Maryland – 2.44%, Massachusetts – 2.23%, Michigan – 2.63%, Minnesota – 2.47%, Missouri –2.48%, New York – 2.55%, Ohio – 2.45%, Oregon – 2.69% and South Carolina – 2.73%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares per Fund was: National – 238,772, Colorado – 26,704, Georgia – 38,125, Louisiana – 56,826, Maryland – 48,829, Massachusetts – 368,913, Michigan – 112,014, Minnesota – 18,025, Missouri – 5,701, New York – 519,470, Ohio – 85,070, Oregon – 168,953 and South Carolina – 489,402, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2007 for each Fund’s Class C shares were as follows: National – 3.97%, Colorado – 3.99%, Georgia – 4.03%, Louisiana – 4.04%, Maryland – 3.95%, Massachusetts – 3.88%, Michigan – 4.20%, Minnesota – 4.11%, Missouri – 4.05%, New York – 4.20%, Ohio – 4.03%, Oregon 4.54% and South Carolina – 4.50%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one- and five-year periods ended September 30, 2007 and for the period from May 27, 1999 (inception) to September 30, 2007 for each Fund’s Class C shares were as follows: National – 1.43%, 2.58% and 3.11%, Colorado – 1.07%, 2.62% and 3.55% , Georgia – 0.27%, 2.0% and 3.02%, Louisiana – 1.07%, 2.24% and 3.35%, Maryland – 0.73%, 2.32% and 3.26%, Massachusetts – 1.05%, 2.18% and 3.52% , Michigan – 0.58%, 2.26% and 3.40%, Minnesota – 0.61%, 2.03% and 3.14%, Missouri – 0.30%, 2.17% and 3.46%, New York – 0.85%, 2.51% and 3.62%, Ohio – 0.91%, 2.07% and 3.25% , Oregon – 0.89%, 2.43% and 3.49% and South Carolina – 0.92%, 2.89% and 3.66%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of each Fund and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class C shares of the Funds for the period from May 27, 1999 (inception) through September 30, 2007 were as follows: National – 29.15%, Colorado – 33.80%, Georgia – 28.19%, Louisiana – 31.70%, Maryland – 30.75%, Massachusetts – 33.53%, Michigan – 32.23%, Minnesota – 29.44%, Missouri – 32.86%, New York – 34.59%, Ohio – 30.66%, Oregon – 33.14% and South Carolina – 35.03%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2007 of: National $1,292, Colorado $1,338, Georgia $1,282, Louisiana $1,317, Maryland $1,308, Massachusetts $1,335, Michigan $1,322, Minnesota $1,294, Missouri $1,329, New York $1,346, Ohio $1,307, Oregon $1,331, and South Carolina $1,350.

Class D

The annualized yields for the 30-day period ended September 30, 2007 for each Fund’s Class D shares were as follows: National – 2.58%, Colorado – 2.48%, Georgia – 2.46%, Louisiana – 2.48%, Maryland – 2.42%, Massachusetts – 2.23%, Michigan – 2.62%, Minnesota – 2.47%, Missouri – 2.48%, New York – 2.55%, Ohio – 2.45%, Oregon – 2.69% and South Carolina – 2.73%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares were: National – 142,544, Colorado – 18,925, Georgia – 125,625, Louisiana – 71,516, Maryland – 193,339, Massachusetts – 28,472, Michigan – 215,253, Minnesota – 44,348, Missouri – 36,854, New York – 245,694, Ohio – 78,089, Oregon – 141,787 and South Carolina – 232,848, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2007 for each Fund’s Class D shares were as follows: National – 3.97%, Colorado – 3.99%, Georgia – 4.02%, Louisiana – 4.04%, Maryland – 3.90%, Massachusetts – 3.88%, Michigan – 4.19%, Minnesota – 4.11%, Missouri – 4.05%, New York – 4.20%, Ohio – 4.03%, Oregon – 4.54% and South Carolina – 4.50%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2007 for each Fund’s Class D shares were as follows: National – 1.43%, 2.58% and 3.33%, Colorado – 1.07%, 2.62% and 3.67%, Georgia – 0.40%, 2.02% and 3.29%, Louisiana – 1.06%, 2.27% and 3.52%, Maryland – 0.73%, 2.32% and 3.45%, Massachusetts – 0.92%, 2.15% and 3.70%, Michigan – 0.58%, 2.26% and 3.57%, Minnesota – 0.61%, 2.03% and 3.32%, Missouri – 0.44%, 2.19% and 3.57%, New York – 0.85%, 2.51% and 3.83%, Ohio – 0.91%, 2.07% and 3.47%, Oregon – 0.89%, 2.43% and 3.67% and South Carolina – 0.92%, 2.89% and 3.77%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class D shares of the Funds for the ten-year period ended September 30, 2007 were as follows: National – 38.77%, Colorado – 43.39%, Georgia – 38.24%, Louisiana – 41.35%, Maryland – 40.32%, Massachusetts – 43.84%, Michigan – 42.01%, Minnesota – 38.65%, Missouri – 41.99%, New York – 45.57%, Ohio – 40.60%, Oregon – 43.36% and South Carolina – 44.73%. Thus, a $1,000 investment in Class D shares made on September 30, 1997 had a value on September 30, 2007 of: National $1,388, Colorado $1,434, Georgia $1,382, Louisiana $1,414, Maryland $1,403, Massachusetts $1,438, Michigan $1,420, Minnesota $1,387, Missouri $1,420, New York $1,456, Ohio $1,406, Oregon $1,434, and South Carolina $1,447.

Financial Statements

The Series’ Annual Report to Shareholders for the fiscal year ended September 30, 2007, contains portfolios of the investments of the Funds as of September 30, 2007, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Funds. Their address is Two World Financial Center, New York, New York 10281.

APPENDIX A

RISK FACTORS AFFECTING THE FUNDS

The following information is a summary of special factors affecting the Funds. Such information is derived from public official documents relating to securities offerings of each state issuer which are generally available to investors. The Funds have no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The following information constitutes only a brief summary of the information in such public official documents and does not purport to be a complete description of all considerations regarding investments in the Funds’ state municipal securities.

Risk Factors Affecting the Colorado Fund

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several state agencies and other instrumentalities of the state are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.

The state constitution does allow local governments and other political subdivisions of the state to issue general obligation debt, subject to certain requirements in the constitution as well as debt limits imposed by statute. As of October 2007, Colorado had in excess of 2,985 active units of local government, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special purpose districts, all with varied constitutional and statutory authority to incur indebtedness and levy taxes. Of these active units of local government, 2,726 units are currently assessing some form of tax.

The major sources of revenue for repayment of public indebtedness are the ad valorem property tax and sales tax. The ad valorem property tax is presently imposed and collected solely at the local level, although the state also has authority to do so. Total revenue from property taxes in Colorado in 2006 was $5.47 billion, an increase from $5.30 billion in 2005. The total assessed value (which is less than actual value) of all taxable property, real and personal, in the state in 2006 was $74.55 billion, an increase from $70.63 billion in 2005. Residential assessed values increased 3.74%, and commercial values increased 2.33% in 2006. The total assessed value of oil and gas properties increased by 44.98% in 2006, and grew to 9.83% of the taxable value base in the state from 7.2% in 2005. Since 2000, Colorado has experienced a 393% increase in the total assessed value of oil and gas properties. The largest share of property tax revenue (51%) goes to support the state’s public schools. The state and many local governments assess a sales tax on sales of most tangible personal property in their jurisdictions. The assessment rates for sales tax in these jurisdictions vary significantly.

Colorado has strict constitutional and statutory limitations on government revenue, debt and spending. Among these limitations is the Taxpayer’s Bill of Rights (“TABOR”), adopted by Colorado voters in 1992. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain. TABOR provides that, without voter approval, state revenues may grow only to account for inflation and increases in population and local government revenues may grow only to account for inflation and annual local growth. All excess revenue must be returned to the taxpayers. TABOR also requires voter approval prior to the creation of any multiple-fiscal year debt or financial obligations without present cash reserves pledged irrevocably and held for payments in all future fiscal years. Its provisions generally apply to the state and any local government but not to “enterprises.” An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of its annual revenue in grants from all Colorado state and local governments combined.

In November 2005, however, Colorado voters passed Referendum C, which allows the state to retain all revenue from Fiscal Years 2005-06 through 2009-10, without having to refund any TABOR surplus to the taxpayers. Officials at the Office of State Planning and Budgeting estimate that the state will be allowed to keep $6.21 billion in additional funds during these five years, which otherwise would have been refunded to the taxpayers by the TABOR mechanism. State revenues exceeded the TABOR limit for the first time in fiscal year 1996-97 and continued to exceed the TABOR limit every year through fiscal year 2000-01, when the revenue limit was $7.95 billion and excess revenue totaled $927.2 million. The state government was required to refund approximately $3.25 billion to the Colorado taxpayers for those years. However, due to a downturn in the Colorado economy and reductions in state taxes, there was no state TABOR surplus revenue again until fiscal year 2004-05, when excess revenue totaled $43.0 million. The current TABOR revenue limit is $8.33 billion. Excess revenue for fiscal year 2006-07 was $249.3 million.

Part of the reason for the state’s renewed TABOR surpluses is a phenomenon referred to as the “ratcheting down” of the TABOR revenue limit. When actual revenue drops below the allowable TABOR revenue limit, as in the 2001-02 and 2002-03 fiscal years, the new TABOR revenue limit is the lower actual revenue figure. The allowable increase in the revenue limit for inflation and population growth for the subsequent year is then applied to the lower revenue figure. As a result of the ratcheting down effect, the state’s revenue limit was reduced by almost $1 billion because of the low revenue collections. The ratchet-down effect made it difficult to resume government services that were reduced or eliminated when TABOR revenues fell. But Referendum C will effectively end the ratcheting down effect of TABOR. Under the new system implemented by Referendum C, the base TABOR revenue limit which will go into effect in fiscal year 2010-11 will be the highest total state revenue amount which occurs during the period from fiscal years 2005-06 through 2009-10, with subsequent adjustments each fiscal year for inflation and population growth. Thus, the state revenue cap beginning in fiscal year 2010-11 will no longer be based upon the prior year's actual revenues, but instead will be based upon the prior year's actual revenue cap, even if the actual revenues were below that cap.

Several other constitutional amendments affect government spending and taxing in Colorado. Amendment 23, enacted in 2000, requires minimum increases in funding for elementary and secondary education, diverts a portion of income tax revenues to a special fund, and establishes minimum levels of appropriation increases for the school finance act. The Gallagher Amendment, enacted in the early 1980s, holds down increases in the property tax base for local governments, including school districts by limiting the taxable value of residential property. The balanced-budget requirement of Article X, Section 16 of the Colorado Constitution requires that state appropriations for a fiscal year may not exceed expected state tax revenues for such fiscal year. Finally, Colorado statutory law also limits, subject to several exceptions including payment of interest and principal on bonds, the amount of revenue that may be generated from real property taxes for many types of local governments to 5.5% above the revenue generated for the prior year.

Many observers blamed the state budgetary problems that occurred as a result of the last economic downturn on the complex interactions between these constitutional and statutory provisions. The shortfalls that occurred over the last several years were at least partly due to the state's inability to raise taxes without approval of the voters or to retain the excess revenues experienced in past fiscal years to cover future years' revenue shortfalls, both resulting from TABOR. In addition, because of the requirements of Amendment 23, Colorado must provide increased public school funding even though the TABOR surpluses from which the funding was supposed to come did not exist. Such funding, therefore, came from the state’s general fund, exacerbating an already difficult budget situation in the state. But while Referendum C is predicted to greatly improve this situation, excess revenue funds that would be refunded to the taxpayers in the absence of Referendum C are specifically allocated to the following four areas: education; healthcare; transportation projects; and retirement plans for firefighters and police officers. While Referendum C specifically limits excess revenue spending to these four areas, it did not specify in what proportion those funds were to be distributed, and politically charged battles are already taking shape over which of these perceived budget shortfall areas should reap the financial benefits of Referendum C. Finally, it is important to note that while the Colorado legislature now has the power to retain substantially more revenue over the next five years, Referendum C does not alter the TABOR restrictions on what revenue the state may collect in the first place, and Colorado will continue to be limited to a greater extent than most other states in how and when it can levy additional taxes and create additional sources of revenue. Additionally, some local governments in Colorado, especially those that rely heavily on sales tax revenues continue to experience revenue shortfalls. Many units of local government have already received voter exemptions from TABOR.

The factors and forecasts outlined below are generally indicative of the current economic condition of Colorado. They were compiled from the following economic reports prepared by government and private sector economists and other reports as noted: Office of State Planning and Budgeting, Colorado Economic Perspective, December 20, 2007 (“Colorado Economic Perspective”); Colorado Legislative Council Staff Forecasts, 2007-2012, December 20, 2007 (“Staff Forecasts”); Dr. Tucker Hart Adams, US Bank 2008 Economic Forecast (“US Bank”), issued in September 2007; and Colorado Business Economic Outlook Forum 2008 (“Colorado Outlook”), issued in December 2007. There can be no assurance that these forecasts will be accurate or that additional factors or economic difficulties will not adversely affect the market value of obligations of the Colorado Fund or the ability of the respective obligors to repay such obligations.

According to the US Census Bureau, the Colorado population was just over 4.3 million in 2000, representing 30.6% growth from 1990. Colorado’s population is now thought to be almost 4.9 million, though this will not be confirmed until the next census count in 2010. Colorado economists estimate that the state's population grew approximately 2.0% in 2007 and forecast that Colorado’s 2008 population growth will be between 1.9% and 2.1%.

Colorado posted employment gains of approximately 2.4% in non-agricultural jobs in 2006, slightly up from 2005. The economic forecasts estimates call for increased gains in non-agricultural jobs of 1.5% to 2.4% in 2007. The economists forecast that non-agricultural job growth will continue at a slightly slower rate in 2008, with estimates of growth between 0.5% and 1.9%. The Colorado unemployment had reached approximately 4.3% in 2006, and is expected to decrease slightly to 3.7% in 2007. Economists forecast the unemployment rate for 2008 to be between 3.9% and 4.8%.

Colorado personal income growth in 2006 was between 6.3% and 7.0%. Estimates for 2007 Colorado personal income growth range from 6.0% to 6.5% and forecasts for the growth of personal income in 2008 range from 5.0% to 6.3%. After an increase in retail sales in Colorado in 2006 of approximately 5.5%, retail sales made gains in 2007, with estimates varying from 4.9% to 8.0%. Projections by Colorado economists are for continued retail sales growth in 2008, but vary between 3.6% and 5.6%.

As most economists forecasted, Colorado’s new housing sector declined in 2006 and 2007, with estimates of issuance of housing permits in 2007 ranging from a decline of 16% to 34%. Economists forecast the issuance of housing permits in 2008 to improve, but estimates vary between an increase of 0.7% to 6.4%. US Bank’s economists are less optimistic, and forecast a decline of 7.1%. Credit availability and the growing issue of long-term water availability may become factors in this sector. Adding to the concern surrounding the housing market is the fact Colorado posted the nation’s highest foreclosure rate for much of 2006, and the fourth highest foreclosure rate at the end of 2007. A high rate of foreclosure increases inventory of homes on the market, resulting in further downward pressure in prices. In the non-residential construction sector, the change in the value of contracts varies widely from year to year. In 2006, non-residential construction was essentially flat over 2005. Economists’ opinions differ as to their estimates for 2007, with estimates varying between an increase of 11% to a decline of 3.0%, and a 4.0% increase to a 14% decline in 2008. A growth rate in the construction sector may continue to be resort development, as several resorts are in the midst of significant re-development and expansion.

The total value of oil, gas, and carbon dioxide produced in the state decreased by approximately 14% in 2006 to $8.4 billion. Colorado Outlook estimates that the value of such resources declined 3.0% in 2007, but will increase approximately 6.0% in 2008. At the same time, employment in the Natural Resources and Mining sectors of the state increased by 20% in 2006, and is estimated to increase 19% in 2007. This growth rate is predicted to continue in 2008 Colorado has experienced severe economic shock in these industries in the past when prices in the energy sector collapsed, most notably in the early 1980's.

According to Colorado Outlook, Colorado was ranked 10th in the country for real estate GDP growth, 15th for percentage change in employment and 16th for the percentage change in personal income. A number of factors could still have a significant impact on the state’s economy. A major concern is the significant correction in the housing sector and its potential spillover to consumer spending. In 2006, Colorado had one of the highest per capita rates of unconventional mortgage products in the country. As stated previously, Colorado currently has one of the highest foreclosure rates in the country. Another significant concern is credit availability. While the effects of the 2002 drought in Colorado have diminished in most parts of the state, the need to address water storage issues is becoming even more critical as the state moves into a period of stronger growth. And while the passage of Referendum C may alleviate some of the state’s budgetary problems in the near term, how the legislature manages the higher revenues may have an affect on the state’s economic growth. Another concern is the volatility of prices in the energy sector, which creates the potential to reverse many of the strong economic gains Colorado has experienced in the last few years in the natural resources sector. Finally, events and conditions negatively impacting the national economy such as terrorist attacks, governmental and national financial imbalances, inflation and high energy prices would likely have a similarly negative effect on the Colorado economy.

Risk Factors Affecting the Georgia Fund

Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State’s long-term obligations were issued by 10 separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody’s rates Georgia general obligation bonds Aaa and S&P rates such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.

In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of June 30, 2007, the State’s highest total annual commitment in any current or subsequent fiscal year equaled 5.22% of preliminary fiscal year 2007 receipts.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

The obligations held from time-to-time in the Georgia Fund will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefore. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding municipal obligations issued within the State.

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “fiscal year 2007” refers to the year ended June 30, 2007.

According to the Annual Report of the Georgia Department of Revenue for fiscal year 2006, income tax receipts and sales tax receipts of the State for fiscal year 2006 comprised approximately 54.17% and 35.02%, respectively, of the State tax receipts. Further, data from the State Accounting Office shows that preliminary total State Treasury Receipts for fiscal 2007 increased by approximately 8.5% compared to such State Treasury Receipts in fiscal 2006. As of December 2007, the State estimates State Treasury Receipts for 2008 at $20,196,475,557, an estimated increase of approximately 1.5% from 2007 State Treasury Receipts.

The average unemployment rate of the civilian labor force in the State for 2006 was 4.6% according to data provided by the U.S. Department of Labor. The Metropolitan Atlanta-Sandy Springs-Mariatta area, which is the largest employment center in the area comprised of Georgia, Alabama, North Carolina, South Carolina and Tennessee, and which accounts for approximately 50% of the State’s population, has an average unemployment rate of 4.6% for calendar year 2006. In descending order, trade, transportation and utilities, government, professional and business services, education and health services, and manufacturing, comprise the largest sources of non-agricultural employment within the State.

Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Fund, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

Employment in the State of Georgia as measured by non-farm payrolls peaked in the first quarter of calendar year 2001 and continued to fall until the middle of 2003, the start of fiscal year 2004. Declines in employment were broad-based and spread across most sectors of the regional economy. The decline in non-farm payrolls and the very low rates of growth in nominal personal income associated with this recession resulted in state revenues decreasing for fiscal years 2002 and 2003.

Year over year job growth in the State of Georgia slid from 2.4 percent in April to 1.9 percent in July 2006. This decline reflects the slowing national economy which has also seen job growth sag in recent months. Personal income growth sagged in the first quarter of calendar year 2006 and fell below personal income growth in the U.S.

Beginning with the fiscal year ending June 30, 2007, the State of Georgia will implement financial requirements for Other Post Employment Benefits (OPEB) plans under Governmental Accounting Standards Board (GASB) Statement 43. Beginning with the fiscal year ending June 30, 2008, the State of Georgia will implement accounting and reporting requirements for employers under GASB Statement 45. Financial statements will report accrued OPEB costs and funding progress and other information required by the GASB statements. In accounting terms, the State Health Benefit Plan, which covers active state employees, local teachers, local public school employees and their respective retirees and which is administered by the Board of Community Health, operates on a “pay as you go” basis. This is also true for the separate group health plan administered for active employees and retirees by the Board of Regents of the University System of Georgia. Each fiscal year the General Assembly in the general appropriations act determines the amount of the State’s contributions and the Board of Community Health and Board of Regents, respectively, determine plan benefits, terms and conditions and the cost to participants.

Under the “pay as you go” system, funds have not been set aside to pay future health care costs of retirees. In response to the GASB statements, the General Assembly has provided by law for a trust fund for retiree health benefits for the State Health Benefit Plan, in which employer contributions for future retiree health costs may be accumulated and invested and which is expected to facilitate the separate financial reporting of OPEB. In 2007, the General Assembly enacted similar legislation for the Board of Regents. On the recommendation of the Governor, the General Assembly appropriated state funds to state agencies for State Health Benefit Plan employer contributions of $100 million above pay as you go costs for OPEB for the State Health Benefit Plan for fiscal year 2008. At the present time there are no official, specific proposals of that nature in regard to the Board of Regents plan.

Both the Board of Community Health and the Board of Regents have now received from actuaries reports of unfunded accrued actuarial liability and annual required contributions as of fiscal year 2006 and fiscal year 2005, respectively. For the State Health Benefit Plan, the fiscal year 2006 “unfunded actuarial accrued liability” is valued actuarially at $19,184,355,909. The “annual required contribution,” the amount required to operate “in an actuarially sound manner,” is $1,677,840,316. For the Board of Regents the fiscal year 2005 comparable amounts are $1,792,500,000 and $210,900,000.

The State’s participation in the costs of the health benefit plans remains subject to the annual appropriations process, and the plan terms, benefits and cost to participants remain within the discretion of the Board of Community Health and the Board of Regents.

Risk Factors Affecting the Louisiana Fund

Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Fund invests in both types of obligations.

The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State’s full faith and credit, pari passu. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State’s current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

The legislature has limited its ability to authorize certain debt and the State Bond Commission’s ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

A limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is a limit on the debt service a portion of the State budget. The forced restrictions on borrowing have led to a steady reduction in the share of the budget required to service debt as required under the 1993 constitutional amendment.

The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

The foregoing limitations on indebtedness imposed upon the legislature and the State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.

Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.

As of the date hereof, reconstruction of the major business, port and tourism facilities damaged by hurricane Katrina is mostly complete. An additional $34 billion in new major construction projects have been announced, almost all of which have funding available. These projects are the largest collection of commercial and industrial facilities ever constructed in a two-to-three year time frame in Louisiana. Most of the Go Zone tax benefits expire in December 2010. Employment losses caused by hurricanes Katrina and Rita at a statewide level have almost fully recovered.

Louisiana revenue estimating conference financial forecast for state government revenues were revised upward in November 2007 by $657 million to $1.7 billion. Louisiana governmental revenues have sharply increased due to higher than expected personal income tax collections (partly due to hurricane recovery) and sharply higher oil and natural gas prices. The state rainy day fund is now at its budgeted capacity. Louisiana has historically operated with a balanced budget or annual surplus. The revenue forecasting conference estimate for 2008-09 is for continued surpluses even through approximately $300 million in tax reductions were approved in 2006-07. Surplus revenue in the general fund of Louisiana can only be spent for one time events such as construction projects, road repair, early debt retirement, and coastal restoration projects.

Risk Factors Affecting the Maryland Fund

The Maryland Fund's concentration on municipal bonds issued by the State of Maryland (the State), political subdivisions of the State and State and local agencies means that investors are subject to risks of default or change in value of the securities making up the Maryland Fund deriving from certain unique factors affecting Maryland issuers. The information presented below has been derived from the most recent official statement for the State's general obligation bonds, and does not purport to be comprehensive and is necessarily limited to general economic conditions.

General Factors. The State of Maryland has a population of approximately 5.6 million, with employment based largely in services, trade, and government. Those sectors, along with financial activities, are the largest contributors to the gross state product, according to the US Department of Commerce, Bureau of Economic Analysis. Population is concentrated around Baltimore and Washington, DC, and proximity to Washington, DC influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years. The unemployment figure for 2006 was 3.9% compared to a national rate for the same period of 4.6%. Total employment increased by 14.0% between 1997 and 2006. The State’s per capita personal income was the fourth highest in the country in 2006, according to the Bureau of Economic Analysis, at 122% of the national average.

State Finances. The State constitution mandates a balanced budget. The State enacts its budget annually. The State’s general fund expenditures for the fiscal years ending June 30, 2004, June 30, 2005 and June 30, 2006 were $16,813,013, $17,670,747 and $18,650,704 respectively. For the fiscal year ended June 30, 2006, total expenditures of government funds, including expenditures from the general fund, were $23,493,305. Revenues are derived largely from certain broad-based taxes, including Statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State’s fiscal year ended June 30, 2006, were above estimates by $46.5 million, or 0.4%. The State ended fiscal year 2006 with a $1.4 billion general fund balance on a budgetary basis. This balance reflects a $50.7 million increase compared to the balance projected at the time the 2007 budget was enacted. In addition, there was a balance in the Revenue Stabilization Account of $758.8 million. On a GAAP basis, the fiscal year 2006 reserved general fund balance was $1.5 billion, while the unreserved, designated and undesignated, fund balances were $1.3 billion and $730.9 million, respectively; this compares to the reserved general fund balance of $1.5 billion and unreserved, designated and undesignated fund balances of $776.9 million and $307.5 million, respectively, at the end of fiscal year 2005. The total GAAP fund balance for fiscal year 2006 was $3.5 billion compared with a total GAAP fund balance of $2.6 billion for fiscal year 2005.

For fiscal year 2007 the total budget was $29.5 billion, a $3.3 billion increase over fiscal year 2006. The General Fund accounts for approximately $14.2 billion, of which the largest expenditures were for health and education, which together represent 69.0% of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

Reserve funds consist of the Revenue Stabilization Account and other reserve funds, which together totaled $811.4 million at the end of fiscal year 2006. The Revenue Stabilization Account was established to retain State revenues for future needs and to reduce the need for future tax increases. Estimates for the close of fiscal year 2007 project a total reserve balance of $1,579.5 million, of which $1,431.3 million is projected to be in the Revenue Stabilization Account. The projected balance in the Revenue Stabilization Account represents 11.1% of estimated general fund revenues.

On March 27, 2006, the General Assembly approved the Budget for fiscal year 2007. The Budget includes, among other things: (i) funds to the State's retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (ii) $5.0 billion in aid to local governments from general funds reflecting full funding of the public school assistance enhancements enacted at the 2002 Session of the General Assembly, as amended; (iii) $147.7 million for capital projects; (iv) $771.4 million to the State Reserve Fund; and (v) deficiency appropriations of $182.3 million for fiscal year 2006, including $67.8 million for Medicaid and the Children’s Health Program ($40.0 million relating to services provided in fiscal year 2005); $29.1 million for increased energy costs and medical services at public safety institutions; $23.7 million to the Dedicated Purpose Account for energy assistance to low-income families and for costs associated with early voting; $21.0 million for the Department of Juvenile Services for staff salaries, per diem placements, and renovations; and $6.5 million for salary supplements to implement a correctional officer recruitment and retention program.

The $771.4 million for the State Reserve Fund for fiscal year 2006 includes $593.3 million to the Revenue Stabilization Account representing a portion of the fiscal year 2005 general fund balance in excess of the amount used to fund the fiscal year 2006 budget (less $10.0 million). The General Assembly authorized the use of $15.7 million from the Revenue Stabilization Account for capital projects and operating grants. The remaining $178.1 million is for the Dedicated Purpose Account, reflecting $53.0 million to be transferred to the Maryland Transportation Authority for the Intercounty Connector in lieu of repaying the Transportation Trust Fund $100.0 million to fund future costs of retirees’ health benefits, and $25.1 million for energy assistance to low-income families. The General Assembly authorized the transfer of $51.5 million from funds overbudgeted in State agencies for health insurance costs to the Dedicated Purpose Account to support enhanced pension benefits.

The Budget funds all fiscal year 2007 debt service on the State’s general obligation bonds entirely with special funds, primarily from State property tax revenues. The amount of State property tax revenues projected reflects a reduction in the fiscal year 2007 State property tax rate of 2 cents (per $100 of taxable assessed value) from 13.2 cents to 11.2 cents, which rate was established by the Board of Public Works on April 19, 2006.

The Budget includes funds for an employee cost of living adjustment ranging from $900 to $1,400 per employee, employee merit increases, and the statutory match for contributions to deferred compensation. In addition, the Budget provides $37.6 million for correctional officer salary increases and new positions.

Maryland municipal debt. The public indebtedness of Maryland, its political subdivisions and its agencies are divided into three basic types. The State and its political subdivisions issue general obligation bonds, to the payment of which the ad valorem property tax is pledged, for capital improvements and for various State or local-sponsored projects. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State, its political subdivisions and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation.

At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Maryland had $6.8 billion of net State tax supported debt outstanding as of March 31, 2007. General obligation bonds accounted for $5.1 billion of that amount. In fiscal year 2006, debt service on general obligation bonds was paid primarily from State property tax receipts. Department of Transportation bonds outstanding account for another $1.1 billion as of March 31, 2007; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicle fuel and a portion of the corporate income tax. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $284.6 million of State tax supported debt outstanding as of March 31, 2007. Rental payments under the leases are subject to annual appropriation by the General Assembly. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly, in the amount of $230.3 million.

The State had $1,091.6 million of authorized but unissued debt as of March 31, 2007. The State issued $375.0 million of its general obligation bonds on August 1, 2007.

Risks associated with Maryland municipal bonds. Risks associated with municipal obligations vary by type. Major factors affecting the State’s general obligation bonds are discussed above under the headings “General Factors” and “State Finances.” As noted, proximity to Washington, DC influences the above average percentage of employees in government, and changes in government employment could affect economic conditions statewide and at the local level. Efforts to reduce projected deficits in the State's budget may lead to reductions in aid to local governments, which may affect the financial strength of the local governments. Also, factors affecting the local economy of a particular county or city may affect the investment quality of that county or city’s general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State or other Maryland counties or cities. Limited obligation revenue bonds may fluctuate in investment quality due to factors affecting only the particular revenue stream. For example, a downturn in the Maryland health care sector or a downturn for a specific health care borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific health care revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured.

Industry-specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds issued by Maryland governmental entities. Water and sewer revenues are affected by trends in population and new construction and by weather cycles. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private, non-profit healthcare corporations and hospitals are subject to federal and state regulatory restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. Maryland hospitals and healthcare corporations generally face a more difficult operating environment than their counterparts in many other states, due to revenue constraints imposed by the Maryland Health Services Cost Review Commission. The revenues of private colleges and universities are affected by enrollment demand, cost pressures, and change in State aid. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

Risk Factors Affecting the Massachusetts Fund

The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.

Total expenditures and other uses for fiscal 2003 totaled approximately $25.750 billion and total revenues and other sources totaled approximately $25.298 billion. The budgeted operating funds ended fiscal 2003 with a deficit of revenues and other sources as compared to expenditures and other uses of $451.9 million, and with positive fund balances of approximately $936.1 million. Total expenditures and other uses for fiscal 2004 totaled approximately $24.907 billion and total revenues and other sources totaled approximately $26.047 billion. The budgeted operating funds ended fiscal 2004 with an excess of revenues and other sources as compared to expenditures and other uses of $1.140 billion, and with positive fund balances of approximately $1.893 billion. Total expenditures and other uses for fiscal 2005 totaled approximately $26.010 billion and total revenues and other sources totaled approximately $26.605 billion. The budgeted operating funds ended fiscal 2005 with an excess of revenues and other sources as compared to expenditures and other uses of $594.4 million, and with positive fund balances of approximately $2.487 billion. Total expenditures and other uses for fiscal 2006 totaled approximately $26.943 billion and total revenues and other sources totaled approximately $27.664 billion. The budgeted operating funds ended fiscal 2006 with an excess of revenues and other sources as compared to expenditures and other uses of $720.9 million, and with positive fund balances of approximately $3.208 billion. Total expenditures and other uses for fiscal 2007 totaled approximately $29.478 billion and total revenues and other sources totaled approximately $29.169 billion. The budgeted operating funds ended fiscal 2007 with a deficit of revenues and other sources as compared to expenditures and other uses of $307.1 million, and with positive fund balances of approximately $2.901 billion.

The Commonwealth’s fiscal 2008 budget is based on estimated total revenues and other sources of approximately $28.749 billion. Total expenditures and other uses for fiscal 2008 are estimated at approximately $29.236 billion. The fiscal 2008 budget estimates that fiscal 2008 will end with a deficit of revenues and other sources as compared to expenditures and other uses of $487.7 million, and with positive fund balances of approximately $2.413 billion. The fiscal 2008 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. “Proposition 2 1/2”, an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year’s increase in the tax levy for all cities and towns to 2 1/2% of the prior year’s maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.

The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 2002, decreased slightly in fiscal 2003 and fiscal 2004, and increased slightly in fiscal 2005, 2006 and 2007.

Limitations on state tax revenues have been established by an initiative petition approved by the voters on November 4, 1986. The initiative petition contains no exclusion for debt service on Commonwealth bonds and notes. Under this measure, excess revenues are returned to taxpayers in the form of lower taxes. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by the initiative petition.

The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board (“GASB”). The fiscal 2002 financial statements were the first prepared by the Commonwealth in accordance with GASB Statements Nos. 34, 35, 37 and 38. Such GAAP basis financial statements indicated that the Commonwealth ended fiscal 2002 with fund equities of approximately $2.468 billion, ended fiscal 2003 with fund equities of approximately $2.021 billion, ended fiscal 2004 with fund equities of approximately $4.424 billion, ended fiscal 2005 with fund equities of approximately $5.048 billion and ended fiscal 2006 with fund equities of approximately$7.263 billion.

Risk Factors Affecting the Michigan Fund

The principal sectors of Michigan’s economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State’s economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be a significant part of the State’s economy. These particular industries are highly cyclical and in recent years, operated at significantly less than full capacity. The cyclical nature of these industries, the U.S. economy in general and the Michigan economy in particular can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

As described in greater detail below, Michigan's economy has been disproportionately impacted by the U.S. economic slowdown. Michigan employment has been in decline due to, among other things, the economic recovery in Michigan lagging behind national trends, declining motor vehicle production and sales, and continued loss of domestic (Big 3) automobile manufacturers' market share. In particular, Michigan's unemployment rate has declined during the last two fiscal years, reaching 7.7% at the end of the fiscal year ended September 30, 2007, its highest level in fifteen years. The State’s recent budget and revenue forecasts project the unemployment rate to increase further during the next two calendar years.

The decline in overall employment and reduced wages and salaries included in personal income have contributed to a decline in Michigan individual income taxes, which represent the largest source of the State's tax revenues.

Individual income tax collections have declined in four of the last five fiscal years. A reduction in personal disposable income also adversely impacts sales tax collections, another significant source of Michigan tax revenues. The State's revenues from the Single Business Tax imposed on businesses, the third-largest source of tax revenues, have similarly declined over the last several fiscal years.

The Single Business Tax was repealed effective January 1, 2008, and a replacement Michigan Business Tax (MBT ) was enacted. Although the Governor's office and administration initially sought a “revenue neutral” replacement tax, the Michigan Business Tax that was enacted fell short of replacing the then anticipated revenues under the repealed Single Business Tax. In order to balance the fiscal year 2007-2008 budget, revenue enhancements were enacted during 2007 in the form of an increase to Michigan's individual income tax rate, and the expansion of the 6% Michigan use tax to include hundreds of categories of services. Immediately following the scheduled December 1, 2007 effective date of the tax on services, that tax was repealed and replaced with a surcharge on the MBT liability of most taxpayers. The MBT surcharge, however, is estimated to generate less than the amount of additional revenues that the increased use taxes had been expected to generate. The significant changes to the taxation of business activity in Michigan, including new tax regimes regarding the taxation of financial institutions and insurance companies, the adoption of unitary business tax principles and expanded nexus provisions, as well as other significant changes in tax policy and to long-standing provisions and interpretations under the Single Business Tax, may lead to additional uncertainties in terms of tax revenues and collections, and the possibilities of taxpayer challenges to the MBT. A significant part of the MBT reform will result in reductions of local property taxes on commercial and industrial personal property, which may adversely impact the revenues of Michigan local government units.

The State is currently faced with difficult budget challenges resulting in significant expenditure reductions, including decreases in State funding of local school districts and significant cuts in revenue sharing with local units of government. Declining tax revenues and reduced revenue sharing for local units of government may adversely impact revenues and the ability of the State and local governmental units to meet their debt obligations.

In 1977, the State enacted legislation, which created the Counter-Cyclical Budget and Economic Stabilization Fund (“BSF”). The BSF operates as a “rainy day fund” and is designed to accumulate balances during years of significant economic growth, which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Michigan’s General Fund surplus during 1992-2000 was transferred, as required by statute, to the BSF. The additions to the BSF in these fiscal years reflected the effects of an expanding economy and increased tax and other revenues received by the State. However, the balance of the BSF declined from its September 30, 2000 high point of $1.25 billion during the fiscal year ended September 30, 2001, declined each year thereafter, and was fully depleted by the end of fiscal year 2003. A modest transfer of approximately $2 million was made to the BSF during the fiscal year ended September 30, 2005, and no transfer was made to the BSF during the fiscal year ended September 30, 2006, the latest year for which the State has released its Comprehensive Annual Report. Withdrawals from the BSF in future years are predicted in the State’s recent Economic and Revenue Outlooks.

Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal (Proposal A) and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

Under Proposal A, much of the additional revenue generated by the new taxes is dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State’s constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future. In addition, the shift in education costs to the State, in the face of declining State tax and other revenues, has resulted in the State reducing state aid to school districts.

Recent official statements issued in connection with State note and bond offerings have called attention to the U.S. Supreme Court's agreement on May 21, 2007 to review the decision of a Kentucky appellate court in the case of Department of Revenue of Kentucky v. Davis. On December 5, 2007, the Supreme Court heard oral argument in the case. The Kentucky court held that under the Constitution of the United States, the Commonwealth of Kentucky may not exempt interest on bonds issued by that state or political subdivisions thereof from state and local taxes unless the state also provides such exemption to interest on bonds issued by other states and their political subdivisions. Michigan law is similar to the Kentucky law in question. The outcome of the Supreme Court's review of Davis, and its impact, if any, on the exemption from taxation of Michigan municipal obligations, or on the market value thereof, cannot be predicted.

The State is a party to various legal proceedings seeking damages or injunctive or other relief and, certain of these proceedings could, if unfavorably resolved from the point of view of the State, be material to the State’s financial statements and could substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, improvement of prison medical and health care and refund claims for state taxes. The State has not expressed an opinion in disclosure materials relating to municipal bond offerings regarding the ultimate disposition and consequences of any of this litigation, or the disposition and consequences of these cases in combination with any State revenue loss, the implementation of any tax reduction or the failure to realize any budget assumption.

Following downgrades in the second half of calendar 2003 and in 2005, the State’s general obligation bonds are rated “Aa2” by Moody’s and “AA” by S&P. These ratings were further noted for downgrades within the existing ratings at the beginning of 2007. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

The information contained herein was compiled from budget and economic information contained in the State's audited and other financial statements, from official statements prepared for State and other bond issues, and from other publicly available information from governmental sources, including the State of Michigan Comprehensive Annual Financial Report prepared by the State's Department of Management and Budget for the fiscal year ended September 30, 2006, and the State of Michigan, Executive Budget of the Governor, Fiscal Year 2007-2008, both of which may be found at www.michigan.gov/budget.

Risk Factors Affecting the Minnesota Fund

The following highlights certain information relating to the Minnesota economy and some of the more significant revenue and fiscal trends affecting Minnesota, and is based on information drawn from official statements and Prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this SAI, as well as State financial forecasts and other publicly available documents. The Minnesota Fund has not independently verified any of the information contained in such documents, but is not aware of any fact which would render such information inaccurate. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, and does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Fund.

Constitutional State Revenue Limitations. Minnesota’s constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State’s Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State’s legislature is not in session the Governor is empowered to convene a special session.

Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.

Minnesota’s Economy. The State of Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the State’s economy. In 2006, the structure of the State’s economy closely paralleled the structure of the United States’ economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of the national employment share.

During the period from 1990 to 2000, overall employment growth in Minnesota exceeded national growth; total employment in Minnesota increased 23.9% compared to 19.9% nationwide. Employment data indicate that the recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota’s recovery was more rapid than the nation’s. The most recent recession and recovery presents a mixed picture. For the 2000 to 2003 period, Minnesota non-farm employment declined 0.9% compared to 1.4% nationally. However, in the 2003 to 2006 period, Minnesota’s non-farm employment grew only 2.8% compared to 4.7% nationally.

Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period. In 2006, Minnesota per capita personal income was 106.7% of the national average.

Minnesota’s monthly unemployment rate was generally less than the national average during 2005 and 2006, averaging 4.1% in 2005, as compared to the national average of 5.6%. In 2006, Minnesota’s unemployment rate averaged 4.0%, as compared to the national average of 4.6%. For the first four months of 2007, Minnesota’s unemployment rate exceeded the national average.

Minnesota’s resident population grew from 4,390,000 in 1990 to 4,934,000 in 2000, or at an average annual compound rate of 1.2%. In comparison, US population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2006, Minnesota’s population grew at an annual rate of 0.8% compared to 1.0% for the US. Minnesota’s population is forecast by the US Department of Commerce to grow at an annual compound rate of 0.79% through 2030.

Minnesota’s manufacturing industries accounted for 12.4% of the State’s employment mix in 2006. In the durable goods industries, the State’s employment in 2006 was highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3% of the State’s durable goods employment was concentrated in 2006, as compared to 14.6% for the United States as a whole. This emphasis is partly explained by the location in the State of a number of computer equipment manufacturers which are included in the computers and electronics classification.

The importance of the State’s resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2006, 35.3% of the State’s non-durable goods employment was concentrated in food manufacturing. This compares to 28.6% in the national economy. Food manufacturing relies heavily on renewable resources in the State. Over half of the State’s acreage is devoted to agricultural purposes. Printing and related activities are also relatively more important in Minnesota than in the nation.

State Fiscal Matters. The State of Minnesota has experienced budgeting and financial problems from time-to-time since 1980. For several years prior to 2002, Accounting General Fund Revenues were positive. However, Minnesota’s budget outlook weakened at the beginning of the 2002-2003 biennium which commenced July 1, 2001 and persisted through the 2004-2005 biennium. Forecasted economic conditions indicate a return to a weakened outlook for the 2008-2009 biennium.

Because Minnesota’s Constitution prohibits borrowing beyond the end of the biennium for operating purposes, action must be taken by the Governor and the Legislature if necessary to bring revenues and expenditures into balance.

For the 2004-2005 biennium which ended June 30, 2005, a positive revenue variance and slightly lower spending combined to yield a balance of $337 million at the end of the biennium. By law, this balance was transferred to the tax relief account and is treated as a reserve which cannot be accessed without legislative action.

The State experienced an approximately $1 billion budget surplus in the 2006-2007 biennium.

General fund revenues for the 2008-2009 biennium are expected to total approximately $33 billion. This includes an increase in projected tax revenue from approximately $30 billion during the 2006-2007 biennium to an estimated $31 billion during the 2008-2009 biennium.

General fund spending is projected to be approximately $34.654 billion for the 2008-2009 biennium and $35.924 billion in the 2010-2011 biennium.

The November 2007 forecast projects a budget deficit of approximately $373 million for the 2008-2009 biennium $211 million structural deficit for the 2010-2011 biennium. The projections assume an extension of current law and appropriations, which assumptions may not be accurate. In addition, the 2008-2009 deficit does not include an adjustment for general inflation in the calculation which, if included, would increase the spending forecast for 2008-2009 by $1.0 billion.

Both the Constitution and state statutes require that the budget for the two-year biennial period be balanced. Article XI, section 6 of the Constitution prohibits issuing certificates of indebtedness beyond the end of a biennium and requires that a statewide property tax levy be instituted if funds are insufficient to pay back short-term borrowing within a biennium.

Minnesota Statutes 16A.152 governs use of the state budget reserve and the Governor’s unallotment authority. Current statute requires that any amounts in the budget reserve first be used in its entirety, before the Commissioner of Finance has the authority to unallot or reduce state general fund appropriations with the approval of the Governor and after notification to the Legislative Advisory Commission.

The State’s bond ratings in July 2007 were Aa1 by Moody’s and AAA by Standard & Poor’s.

Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

Local finances are affected by the amount of state aid that is made available. The State provides its political or governmental subdivisions, municipalities, governmental agencies, and instrumentalities with significant financial aid paid from State revenues. Because Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which are sensitive to economic conditions, the amount of State aid in a particular year may vary, depending on these conditions.

Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

Minnesota Legislation. Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action.

In Davis v. Department of Revenue of the Finance and Administration Cabinet, 197 S.W.3d 557 (Ky. App. 2006), cert. granted, 127 S. Ct. 2451 (2007), the Kentucky Court of Appeals held that a Kentucky statute that exempted interest income derived from Kentucky state and local bonds from taxation but that taxed interest income derived from non-Kentucky state and local bonds violated the Commerce Clause of the United States Constitution by unlawfully discriminating against interstate commerce. The United States Supreme Court agreed to hear the case on May 21, 2007, and it was argued before the Court on November 5, 2007. A decision is expected by July, 2008, but the outcome of the case cannot be predicted. If the decision of the Kentucky Court of Appeals is upheld, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

Risk Factors Affecting the Missouri Fund

Industry and Employment. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution. Since the mid-1990’s, Missouri unemployment levels have generally been equal to or lower than the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.

The Missouri portions of the St. Louis and Kansas City metropolitan areas collectively contain over 50% of Missouri’s 2000 population census of 5,595,211. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

Governmental contract and defense related business plays an important role in Missouri’s economy. There are a large number of civilians employed at the various military installations and training bases in the State. In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. There can be no assurances there will not be further changes in the levels of military or defense appropriations, and, to the extent that further changes in military or defense appropriations are enacted by the United States Congress or foreign governments purchasing military equipment manufactured in the State, Missouri could be disproportionately affected. It is impossible to determine what effect, if any, continued consolidation in defense related industries will have on the economy of the State. Any shift or loss of production operations now conducted in Missouri could have a negative impact on the economy of the State.

State Budget Considerations. The State of Missouri experienced revenue declines as a result of the overall economic state of the country during the fiscal years ended June 30, 2003 and 2004. As a result of reduced tax receipts, the State was faced with significant budgetary shortfalls in such fiscal years, which it was able to balance through the use of a one-time revenue bond issuance of $387.5 million to fund various capital improvement projects, $900 million in spending cuts and the elimination of approximately 1,0000 state jobs. Beginning with the fiscal year ending June 30, 2005, the State has experienced increased tax collections that has permitted the State to restore certain previously cut spending programs, as well as release almost all of the funding withheld from various departments. Since the beginning of fiscal year 2006, State revenue receipts have exceeded estimates and exceeded collections during the same months in the prior fiscal year. It is impossible to determine whether the increase in the State’s revenue collections will continue or what impact on the economy of the State would occur if the State’s actual collections are less than expected.

Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (Hancock Amendment), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (General Assembly) as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by Section 18 of Article X by more than 1%, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

When a local governmental unit’s tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Risk Factors Affecting the New York Fund

See Appendix B to this SAI for information regarding “Risk Factors Affecting the New York Fund.”

Risk Factors Affecting the Ohio Fund

As described above under “Ohio Taxes” and except to the extent investments are in temporary investments, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of January 23, 2008, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State’s area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%) and in 2005 (5.9% vs. 5.1%). In November 2007, the State unemployment rate was higher than the national rate (5.6% vs. 4.7%). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

The GRF ending fund balance for Fiscal Year 2007 was $215,534,000.

Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)
1996-97	$1,367,750,000	$834,933,000	$149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000
2006-07	1,432,925,000	215,534,000	215,534,000

(a)	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.
(b)	Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The appropriations acts for the 2008-09 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the ITRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions with budgetary pressures during this period primarily due to lower anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160,000,000 from the BSF and $100,000,000 from the Family Services Stabilization Fund aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

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Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

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December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Year 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game estimated to generate $40,000,000 annually beginning in Fiscal Year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRS of the then remaining BSF balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the Fiscal Year 2002 ending GFR balance to $100,000,000; increased cigarette tax by 31¢ per pack (to a total of 55¢ per pack) estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003; additional transfers to the GRF of $345,000,000 from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose authorized general obligations bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283,000,000 in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash) based on the remedial steps described above, including transfers of $289,600,000 from tobacco settlement moneys and $534,300,000 from the BSF (leaving Fiscal Year 2002 ending BSF balance $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720,000,000. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: an additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of $56,400,000 to the GRF from unclaimed funds and various rotary funds and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.

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Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to an ongoing legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

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Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

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Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

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Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

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Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that phased in over the 2006 through 2010 fiscal years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000.

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GFR fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GFR appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GFR revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

Current Biennium. Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act reflects total GRF biennial estimated revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures are: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•	Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million over the biennium.

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Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds, Series 2007 to fund capital expenditures for higher education ($938.0 million) and common school ($4.112 billion) purposes over the next three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF will fund the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of those anticipated tobacco receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal year 2012 and making a partial allocation thereafter through Fiscal year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

OBM continually monitors and analyzes revenues and expenditures and prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $114,535,618 in Fiscal Year 2009. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments. The maximum annual payment under those agreements, made from GRF appropriations, is $16,700,825 in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $137,590,000. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time. The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment, the State has issued $100,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $39,573,516 in Fiscal Year 2008.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor’s spending reduction order for Fiscal Year 1993.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•	1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•	1998-99 – $11.6 billion (18.3% over the previous biennium).

•	2000-01 – $13.3 billion (15% over the previous biennium).

•	2002-03 – $15.2 billion (17% over the previous biennium before the expenditure reductions).

•	2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

•	2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductings).

State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

Those total State 2008-09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $648,106,000 in Fiscal Year 2004, $645,137,000 in Fiscal Year 2005, $646,276,000 in Fiscal Year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund) and $669,327,000 in Fiscal Year 2007. Ohio’s participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2006, no districts received catastrophic grants and one district received a solvency advance in the amount of $41,000. In Fiscal Year 2007, two districts received solvency advances in the amount of $16,937,000 and no district received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently nine school districts in fiscal emergency status and thirteen in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that some remedial costs be shared by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium were $100,800,000 in 1998-99, $23,700,000 in 2000-01, and $1,000,000 in 2002-03. All cases were settled prior to the end of Fiscal Year 2003 and there is no further State liability.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Twelve municipalities and two townships are in “fiscal emergency” status and seven municipalities in preliminary “fiscal watch” status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

Risk Factors Affecting the Oregon Fund

The following information is a summary of special factors affecting the Oregon Municipal Series. It does not purport to be a complete description and is based in part on (1) the December 2007, Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, Office of Economic Analysis, and (2) the November 7, 2007, Official Statement prepared for the issuance by the State of Oregon State Board of Higher Education for General Obligation Bonds, 2007 Series C, E, F and G.

Oregon Economic Review and Forecast

Summary of Recent Trends

Statewide Trends

After 16 consecutive quarters of job gains that started in the middle of 2003, Oregon lost some jobs in third quarter 2007. The initial estimate of job loss was an annualized rate of 0.3%. Nonetheless, on a year-over-year (Y/Y) basis, jobs increased in the third quarter by 0.9%. Total nonfarm jobs in Oregon now stand at 1,723,300, down 1,150 from the second quarter.

The third quarter job loss was not entirely unexpected. There has been a sharp deceleration of job growth in recent quarters. The revised first quarter job growth rate was 2.6%, and the second quarter job growth stood at 0.8%. Job gains had been expected to be slow for 2007. Job loss of 0.3% in the third quarter shows that the labor market will face an uncertain future for some time to come.

The details of third quarter growth reveal mostly expected results. It also highlights the vulnerability of sectors sensitive to the business cycle. Durable goods manufacturing continued to experience job loss, led by losses in wood products and transportation equipment industries. Both manufacturing and private nonmanufacturing sectors lost jobs. Professional and business services lost a substantial number of jobs, while the retail industry struggled to a lesser degree. The leisure and hospitality industry posted a marginal increase.

The construction sector posted some job gains in the third quarter. The slowing housing sector has had a limited impact on overall construction employment, a consequence of a strong nonresidential side. However, the housing sector correction has yet to exert its full impact on the economy. A slump in the housing sector also led to job losses in some industries that depend heavily on that sector, most notably in wood products and in some financial services industries.

The information sector sustained a recent trend of high growth. Job loss in the health care services industry, although not big, is a significant departure from the recent trend, as it has been consistently adding jobs. Government sector jobs also increased, led by a boost in local government employment.

The most recent Blue Chip Job Growth rankings place Oregon 35th in the nation for Y/Y job growth. Between August 2006 and August 2007, jobs increased by 16,400 or 0.96%. A year ago Oregon ranked 7th.

U.S. employment growth during this period was 1.12%. A year ago, the nation enjoyed 1.73% growth. Many states experienced much slower growth compared to a year ago. Utah was ranked 1st, with 4.54% growth. California ranked 32nd, while Idaho was 9th. While California, Idaho, and Oregon moved down, Washington moved up from l0th to 7th among the 50 states, with 2.51% job growth.

The Office of Economic Analysis (OEA) anticipated that the Oregon job market would be flat in third quarter 2007. The annualized quarterly job loss of 0.3%, while a disappointment, is consistent with that expectation. Deceleration of job growth has occurred since hitting the recent high of 4.2% in first quarter 2006. In fact, fourth quarter 2006 produced a meager 0.4% job growth. A surprising strength in first quarter 2007 gave way to lackluster growth in the second quarter. Finally, the third quarter finally saw some job losses. A little pause in job creation has been expected after three strong years of growth between 2004 and 2006. The slowing national economy has also added strain to Oregon’s labor market.

While percent change in the preliminary estimate shows the most recent development in the employment front, Y/Y growth indicates what has happened over a year’s time. Unless noted otherwise, the employment figures are seasonally adjusted, and all percentage rates discussed below reflect annualized rates of change for third quarter 2007. When the preliminary estimate is lower than OEA’s forecast, forecast error is shown as negative. Positive forecast error then means that the preliminary estimate came in higher than OEA’s forecast.

Only a few sectors show job gains. In fact, Oregon’s total private sector employment declined in the third quarter, registering 1.2% loss from second quarter 2007. Y/Y employment was still up by 0.7%. Public sector employment growth partly offset private sector loss. Government jobs in Oregon increased by 4.6% in the third quarter. Y/Y growth for the government sector was 1.6%. Entire growth is accounted for by local government jobs. In fact, federal and state government jobs declined from 2006.

Manufacturing has lost jobs now for four quarters in a row, with third quarter 2007 posting a sizeable 4.2% job loss. This came after a 4.1% loss in the second quarter. Sluggish business investment and correction in residential housing were behind this loss. Manufacturing jobs totaled 200,000 as of third quarter 2007. They accounted for

11.6% of total nonfarm jobs in Oregon. Transportation equipment, wood products, and food manufacturing led the decline in manufacturing jobs, while metals and machinery continued to grow. Y/Y job loss in manufacturing amounts to 3.6%.

Durable goods manufacturing showed a sign of stabilizing. Job loss in the sector was only 0.7% in third quarter 2007 after 4.3% loss in the second quarter. The computer and electronic product industry, which includes semiconductors and electronic instrument manufacturing, added some jobs in the third quarter. Weak business capital spending has plagued this industry, and an uncertain business environment clouds the outlook for this sector. Current employment in this industry is about the same as in second quarter 2004.

Wood products employment showed a continued slide from the strong growth of 2004 and early 2005. Third quarter job loss was not as severe as in the prior three quarters but was severe enough to register a 5.8% falloff. Slumping housing construction explains the suffering in this industry.

Transportation equipment industry job loss was still high with a 5.5% decline. With the end of a temporary surge in production to accommodate the use of new low sulfur diesel, employment in heavy-truck production had been declining. Y/Y job loss in this industry now stands at 13.1%. Reflecting overall weak durable goods manufacturing, other durable goods manufacturing posted a 6.9% loss.

One bright spot in durable manufacturing is metals and machinery. Thanks to strong exports and nonresidential construction, this industry has been expanding tremendously. Third quarter job growth in this industry was 8.5%, continuing strong gains from recent quarters.

Non-durable manufacturing jobs decreased by 13.6%. Food manufacturing lost a lot of ground with 26.8% loss in employment. Food manufacturing has been very volatile due to industry restructuring and seasonal factors. However, employment in this sector has not changed much since 2005.

Private jobs outside manufacturing also lost jobs. This sector includes all private sectors except manufacturing. Its third quarter job loss of 0.8% stood in sharp contrast to 16 consecutive quarters of job growth until last quarter. There was a sudden and sharp decline of jobs in the professional and business services sector. The strongest growth comes from the information industry. Retail and wholesale trade jobs declined.

Construction employment has continued to grow, defying market expectations. Its growth was 1.0% in third quarter 2007. Construction jobs currently number 102,400, accounting for 5.9% of total nonfarm jobs in Oregon. The construction industry has seen much slower growth recently, with Y/Y growth of 1.4%. Its employment growth was 10.4% in 2006, following a 9.9% growth in 2005. So far, the housing sector slowdown has had only a limited impact on construction employment in Oregon, thanks to a strong nonresidential side.

The 7.1% decline in jobs experienced by the professional and business services industry was unexpected; however, it is consistent with a precipitous decline in consumer and business sentiment. Financial market turmoil that started during the summer had a profound impact on the business environment, and this sector was a casualty.

The information industry, which includes publishers of software along with more traditional publishers such as newspapers, continues to grow. This industry has steadily added jobs since 2005. Its growth rate was 4.6%, following 10.0% growth in the prior quarter. As the Y/Y growth rate of 5.6% indicates, the industry has been experiencing robust growth.

The Financial activities industry continues to reflect the slowdown in the housing market. The industry lost 0.6% of jobs for the quarter with Y/Y loss at 0.9%. Retail also struggled, with 0.9% job loss in the third quarter. Retail’s weakness is reflective of worsening consumer finance. Consumers now have limited ability to tap into mortgage equity, and the slowing job market has not helped. Weaker commerce traffic also hurt wholesale trade.

Educational services have been quite volatile with wide seasonal swings. After steep losses in the preceding quarters, third quarter 2007 saw strong job growth. However, the number of jobs in the sector fluctuates around 30,000.

Health services suddenly shed jobs in the third quarter. However, the 0.9% loss is not considered the start of a declining trend. In fact, this sector has continued growth even through the down cycle of current expansion. Y/Y growth in this industry now stands at 1.9%.

Growth in the leisure and hospitality industry continues. After some loss in second quarter 2007, this industry regained some of those lost jobs in the third quarter. A slower pace of growth in this sector was not unexpected since the torrid pace of growth in the prior quarters was not going to continue. Y/Y growth is strong at 3.4%. Other services increased by 3.2%, with Y/Y growth at 1.7%.

The government sector posted strong job gains in the third quarter. Employment losses in federal and state government were more than made up for by exceptional gains in local government. Overall Y/Y growth in the government sector is 1.6%.

Regional Trends

Employment growth has slowed almost everywhere in Oregon during 2007, but this trend is especially marked in those regions which have generally been the fastest-growing. Central Oregon has had the biggest slowdown in growth: its 4.7% Y/Y growth in third quarter 2006 has given way to 1.9% growth in third quarter 2007. The Portland area also saw a noteworthy slowdown in job growth: a drop from 3.3% in third quarter 2006 to 1.5% in third quarter 2007. Despite seeing the largest slowdowns, however, these two regions continue to have the most rapid job growth of all regions.

Slowdown also occurred in the Willamette Valley and Southern Oregon. These two regions trimmed their job growth rates by about one percentage point over the past year. Their Y/Y growth rates are now 0.9% in the Willamette Valley and 1.1% in Southern Oregon. Employment growth on the Coast has also slowed a bit, moving from 0.9% growth in 2006 to a 0.6% growth rate in 2007.

Eastern Oregon presents an exception to the general slowdown in job growth; its 1.1% growth over the past year is slightly higher than the comparable figure from the previous year. Some individual counties in other regions also saw stability or increases in job growth rates, but not enough to fully offset the slowdowns of the other counties in their regions.

Due to the slowdown in the fastest-growing regions, Y/Y job growth rates have a narrow range from 0.6% on the coast to 1.9% in Central Oregon. Despite slower job growth, unemployment rates are at a low level in most of Oregon’s counties.

Greater Portland Area Sees Slower Job Growth: Clackamas, Columbia, Multnomah, Washington, and Yamhill counties

Annual job growth slowed from 3.3% in third quarter 2006 to 1.5% in third quarter 2007. The slowing is centered in Washington, Columbia, and Yamhill counties. Slowing is evident but less prominent in Multnomah County, while Clackamas County shows no weakening of job growth.

Construction is still the fastest growing broad industry, though the pace of growth has slowed dramatically over the past year as the area absorbs the impact of a cooling housing market. Inventory is up, sales are down, and the pace of price appreciation continues to slow. On the other hand, the nonresidential side of construction has taken off, partially offsetting the slowdown in the residential market.

Layoffs first at Intel and then at Freightliner have brought manufacturing employment down from year-ago levels. The small natural resources (e.g., logging) and mining sector has also lost jobs. All other broad private-sector industries are up Y/Y, but most have slowed their pace of growth. Information is the exception; that industry gained 2.4% over the past year. Government’s Y/Y employment change rose in third quarter 2007 as the seasonal education components surged.

September unemployment rates in the Portland area were essentially unchanged from September 2006.

Willamette Valley Jobs Rise by 1.0% Year over Year: Benton, Lane, Linn, Marion, and Polk counties

The gain in jobs from third quarter 2006 to third quarter 2007 was slower than in the previous year: 0.9% versus 2.0%. Within the region, Benton County was the only area that did not reduce its job growth rate.

Lane County had the slowest growth in the region – and in fact was essentially unchanged – with a 0.1% gain over the past year. Lane County was hampered by a sizeable job loss in its manufacturing sector, including a loss of transportation equipment manufacturing jobs. Linn County had growth of 1.0% despite a loss of jobs in the county’s wood product manufacturing industry. The Marion-Polk area added 1.4% to its job count. Benton County’s job growth sped up to 1.9% with notable Y/Y job gains in educational and health services, professional and business services, and leisure and hospitality. The region’s construction industry grew more slowly over the past year than it did during the previous year.

A big news item in the Valley is the opening of the Lowe’s distribution center in Lebanon. They initially hired 300 hourly employees, with more to come. On the bad news front, Linn County’s lumber and wood products industry lost 300 jobs or 13% over the past 12 months due largely to poor market conditions, as well as the closure of Weyerhaeuser’s old mills to make new, more efficient mills. Unemployment rates remained at low levels compared to those of recent years.

Coastal Oregon Sees Wide Range of Growth Rates: Clatsop, Coos, Curry, Lincoln, and Tillamook counties

As of third quarter 2007, the Coastal region’s Y/Y growth was 0.6%, the same as in the second quarter. Growth rates ranged from about 2% in Clatsop and Tillamook counties to almost -2.0% in Curry County. In between, both Lincoln and Coos counties had little change in employment (+0.2%).

Clatsop and Tillamook counties’ Y/Y payroll employment growth were almost unchanged from a year ago at 1.8% and 2.0%, respectively. The other counties’ job growth rates were lower than the year-ago rates.

Summer is the peak season for tourism-dependent leisure and hospitality as well as the construction sector. Leisure and hospitality employment in 2007 was below year-ago levels in Lincoln and Curry counties but above in Coos County. Construction employment in Curry County was lower than in 2006, but in Clatsop County it was much higher. The region’s unemployment rates remain at low levels compared to those of recent years.

Southern Oregon Slowing, Jackson County Steady: Douglas, Jackson, and Josephine counties

Unemployment rates in Southern Oregon’s three counties were about the same in the third quarter as they were one year earlier. Jackson County’s 1.7% growth over the past year is close to the 1.6% rate over the previous year. Meanwhile, Douglas and Josephine counties showed marked employment slowdown, with Y/Y job growth falling from 2.0% or more in third quarter 2006 to just tenths of a percent in third quarter 2007. As a region, jobs rose by 1.1% over the past year, a bit slower than the 1.9% rate from third quarter 2005 to third quarter 2006.

The summer months generally see job increases in many industry sectors, especially in leisure and hospitality, recreational activities, and construction. Both nationally and locally, slower housing sales and less new residential construction meant fewer opportunities for seasonal construction employment in 2007. However, a number of commercial and public sector construction projects have lessened the blow of the slower residential building activity.

Job gains in other industries also helped maintain growth in the region. In Jackson County, the largest Y/Y job gains were in leisure and hospitality, educational and health services, manufacturing, and trade. Douglas County saw gains in construction, business services (call centers and temp firms), and leisure and hospitality. Josephine County had substantial gains in health care and social assistance and in leisure and hospitality, despite sizable losses in construction.

Central Oregon Slows But Remains Fastest-Growing Region: Crook, Deschutes, Gilliam, Hood River, Jefferson, Klamath, Lake, Sherman, Wasco, and Wheeler counties

With job growth of 1.9% between third quarter 2006 and third quarter 2007, the 10-county region of Central Oregon remained the state’s fastest-growing region. However, the region’s growth rate has dropped from the 4.7% Y/Y growth experienced in third quarter 2006.

Most industries continued to add jobs over the past year, but at a slower pace. This is especially evident in industries related to housing. For example, in Deschutes County, the natural resources, mining, and construction industries added about 300 jobs Y/Y during third quarter 2007, but in 2006 during the same quarter the industries’ Y/Y gain was about 1,400 jobs. Financial activities, which include real estate agents, mortgage brokers, and banks, recorded about 50 more jobs Y/Y in third quarter 2007 versus about 230 in third quarter 2006. On the other hand, retail trade is still adding jobs at a pace consistent with that of 2006, with about 500 more jobs in third quarter 2007 than in third quarter 2006 following the expansion of a Wal-Mart in Redmond. Jefferson County saw the opening of Deer Ridge Correctional Institution near Madras in September, adding 100 employees to the county’s state government jobs.

Manufacturing is the main industry that has actually lost jobs over the past year. The industry has been affected by the slump in the housing market. The wood products industry is sharply lower in Klamath County. Also, the region lost a major boat manufacturer in Jefferson County due to company restructuring.

Even with slower job growth, the region is still experiencing a labor crunch. Unemployment rates remain at low levels compared to those of recent years, although Jefferson County has seen slightly higher rates than expected due to the slowdown in wood products and the closure of the boat manufacturer.

Eastern Oregon Holds Steady With Slow Growth: Baker, Grant, Harney, Malheur, Morrow, Umatilla, Union, and Wallowa counties

In recent months, unemployment rates across Eastern Oregon have been the lowest in years. Growth has continued at about the same rate during third quarter 2007 as in third quarter 2006. The eight-county region grew by 1.1% Y/Y, compared to 0.9% in 2006. Most of the job gains were in Malheur, Morrow, Umatilla, and Union counties.

Elsewhere in Eastern Oregon, the statewide slowing trend was evident. Baker and Grant counties showed the steepest slowdowns, with slight employment losses over the year. Wallowa County’s employment growth slowed slightly as well. Harney and Grant counties’ employment has been declining in recent years.

Manufacturing employment is down slightly over the year in the eight-county region. Baker, Grant, and Wallowa counties lost the most manufacturing jobs over the year, many due to curtailments in wood product manufacturing. Morrow County has added manufacturing jobs since 2006.

Information on employment in Oregon’s 15 workforce regions and 36 counties is available at www.QualityInfo.org. For more information, contact Art Ayre, state employment economist, Art.L.Ayre@state.or.us, 503-947-1268.

Oregon Index of Leading Indicators (OILI)

For the six months ending in September 2007, the Oregon Index of Leading Indicators declined an annualized 6.0%, following a revised 7.3% decline the prior month. We continue to characterize a signal of this magnitude as indicative of the sub par economic growth projected for the next two to three quarters. Annualized employment growth of 1.2% for the six months through September followed a revised 1.6% increase for July.

The primary contributing components to the decline were the semiconductor book-to-bill ratio, help-wanted ads, the yield curve, and consumer sentiment. The relative value of the dollar and the purchasing managers index were the primary contrary indicators.

Short-Term Outlook

Overview

Oregon saw 16 consecutive quarters of job gains until third quarter 2007. The job gains have been slowing since first quarter 2006. This slowdown in job creation has been expected after three years of strong job growth in Oregon. The national employment growth rate is also on the way down.

OEA anticipated a flat third quarter. However, Oregon suffered a job loss of 0.3%. Although in line with the forecast, the job market was slightly weaker than expected. Altogether, Oregon lost 1,150 jobs in the third quarter.

Despite surprisingly strong third quarter economic growth, the national economy will grow at a much slower rate in 2007 and early part of 2008. Given the prospects for a continuing slump in the housing sector, the negative impacts lingering from high energy prices and continued unraveling of the credit crunch, and financial market uncertainty, the Oregon economy is expected to slow as well. In the mean time, a strong global economy and robust exports will act as countervailing forces. One important reason behind strong exports is the falling U.S. dollar.

Partly helped by surging exports, business capital spending has recovered. However, its further strength is not assured, considering the uncertain business environment surrounding the U.S. economy. Still, manufacturing will continue to expand production to fill depleted inventories and meet unfilled orders.

A meltdown of the subprime mortgage market and tighter lending standards are working against the already weighed down housing market. This slumping housing sector together with elevated gasoline prices will depress consumer spending. Compounding the negatives on consumer spending from losses in housing wealth and higher gasoline prices is the volatility in the stock market. Stock market gains had been considered a cushion against declining consumer spending.

The volatility in the stock market and unraveling of the subprime mortgage problem, coupled with lingering concern over the possibility of recession, continue to plague the economy. A credit squeeze is a lingering concern despite the return of stability in the commercial paper market for short-term financing needs.

The Fed’s reputation as an inflation fighter is firmly intact under Chairman Bernanke’s direction. Despite the fact that the headline inflation figures are within its comfort level, the Fed continues to express inflation concerns. However, recent run-up in oil and gasoline prices and the elevated level of commodity prices pose a substantial threat to a stable inflation environment. The weakening U.S. dollar also puts pressure on the inflation rate via higher import prices.

The financial market expects that there will be further cuts in interest rates. At this point, however, any rate cut will be a stimulus to consumer and business spending. At the same time, the cut will help financial institutions to cope better with the mounting accounting losses related to subprime mortgages and other asset-backed securities.

Despite noticeable risks, the expansion in the national and Oregon economies will continue. The economy continues to create jobs, and the unemployment rate remains low. Consumers are cutting back on consumption, but they have not stopped spending altogether. Business spending rebounded strongly in the second and third quarter, and exports will provide much needed support to the manufacturing sector. However, the near-term growth rate will come in below the economy’s potential.

OEA forecasts Oregon’s employment to rise by 1.2% for 2007, a sharp deceleration from 2005 and 2006. This is because OEA continues to assume that the rest of 2007 will see much more subdued growth. OEA projects the job growth in fourth quarter 2007 to be 0.5%, continuing the slowing trend since the 2.6% growth in the first quarter. Manufacturing will stabilize, and retail and services will continue to feel the impact from slower consumer spending.

The housing sector will continue to undergo a down cycle. A meaningful recovery in new home construction and overall home sales in that sector will have to wait until the middle of 2008. Even this scenario is subject to potential further unraveling of the mortgage markets should the subprime mortgage problem spill over to other segments of the economy. So far, fallout from the subprime mess and credit crunch has been confined to the financial sector with only modest impact on the macro economy.

Oregon’s economy will continue to expand with 0.9% job growth in 2008, overcoming the flat growth of late 2007 and early 2008. In fact, the improving job market will characterize the second half of the year. 2009 will be much stronger than 2007 and 2008, with job gains of 1.8%.

All forecasts project job gains and personal income growth. Most forecasts follow a similar outlook for employment, with a restrained growth in 2007 and 2008 and improvement in 2009. (In the employment forecast, the consensus outlook is distorted upward due to an outlier in the panel).

OEA’s forecast of 2007 employment growth is in the middle of the entire group, while the 2008 growth forecast is at the lower end of the panel. While there is a wide diversity of views on Oregon’s economy for 2008, no one is forecasting a recession, typified by job losses. In fact, the consensus is that the economy will post strong growth in 2009, after low growth in the prior two years.

The national economy has been expanding since 2001. Oregon joined the recovery a little later than the nation at large. However, Oregon’s employment growth had been much stronger than the nation’s for 2004-2006. A maturing business cycle and the fallout from the housing sector recession have slowed job growth both in the U.S. and Oregon. Subdued growth will give the economy time to shake off excesses and to readjust any existing imbalances. In this sense, slower growth in 2007 and 2008 is not entirely an unwelcome event. Correction in the economy will continue in 2008, and a stronger economy will emerge during the process. This is the perspective behind the current forecast.

OEA’s forecast of personal income growth is close to the consensus. Relatively strong 2007 personal income growth will be followed by weaker growth in 2008. OEA continues to believe that the economy will hit the bottom of the cycle sometime late in 2007 or early 2008 and gradually regain momentum in the later part of 2008. However, weak income growth in the second half of 2007 lowers the average income growth in 2008. With an improving economy and resumption of robust employment growth, 2009 personal income growth will reach 5.8%, higher than in 2008.

After 3.0% job growth in 2005 and 2.9% job growth in 2006, Oregon’s economy is expected to see job growth of 1.2% in 2007. Total private nonfarm employment will grow 1.2%, a substantial deceleration from the 3.4 growth of 2006. It will grow at a slightly lower rate of 0.8% in 2008, but accelerate with 2.0% growth in 2009.

Goods Producing Sectors

The durable goods manufacturing sector will suffer job losses in 2007, reflecting weak wood product, transportation equipment, and computer and electronics industries. Wood product manufacturing is projected to close out with 8.7% job loss in 2007 and then decline another 2.9% in 2008. We expect some job gains in 2009 as the economy recovers from the housing slump. In fact, improvement in this industry is expected to start in late 2008. However, the forecast is subject to financial market stability and better availability of credit in mortgage lending down the road.

The computer and electronic products industry, which contains semiconductors, will show a slow decline in jobs or flat growth during the forecast horizon. The job outlook is uncertain, with a decline of 2.7% in 2007 but some rebound in 2008. The out years are projected to keep this sector on a flat or slightly downward path. The sector is subject to further uncertainty as high tech firms try to become more cost-effective in manufacturing, research, and development. Off-shoring of manufacturing facilities may expedite the downward trend. Still, broad-based growth in the world economy will continue to provide sturdy support to this sector, working as a countervailing force against the downward trend.

Employment in the transportation equipment industry will decline 10.4% in 2007, partly reflecting the pullout of Freightliner commercial trucks from Portland. With the end of the temporary surge in production to accommodate the use of new low sulfur diesel, employment in heavy-truck production had been declining. This sector will stabilize in 2008 and will fluctuate around business cycles in out years, with some growth in 2009. Emission standards change from time to time, and anticipated change will boost this sector.

Construction jobs will stay virtually flat in 2007 after averaging 10.0% growth in the prior two years. The housing sector slowdown has yet to exert its full impact, but for now the nonresidential sector has more than offset the loss in housing construction. We expect some job loss in 2008, followed by flat growth in 2009. If the housing sector deteriorates worse than expected, which is a distinct possibility at this point, 2007 could see a decline in construction jobs. Non-residential construction and public projects may not be large enough to offset job losses from residential construction. With retail and office space construction providing less support than in 2007 and 2008, recovering residential construction will lead this sector. On net, 2009 will settle for only a minimal gain in jobs.

Service Producing Sectors

Service producing sectors will grow, but at a much slower rate than in the recent past. Despite flat growth in the third quarter, healthy growth will return in the leisure and hospitality industry in 2008. OEA expects that leisure and hospitality industry job growth will be 3.5% in 2007 and 2.4% in 2008, followed by 2.2% growth in 2009.

This industry will benefit from a changing consumer spending pattern away from goods (related to housing) to services. Employment in this industry will also be supported by a population increase. However, consumers are cutting back on spending. This cut-back resulted in minimal gains in jobs in the third quarter. This industry’s short-term outlook relies on continued consumer spending. With uncertainty surrounding consumers, this industry may produce some disappointment.

Countervailing this negative impact is the expected increase in international tourism. A weak U.S. dollar will boost spending power of foreign economies. Some of the increased spending will fall on international travel to the U.S.

Retail trade jobs will increase by 2.8% in 2007. This strength is a consequence of spectacular growth in the first half of the year, but the second half will stay essentially flat. Much slower growth will show up in 2008, followed by a good 2.2% growth in 2009. Consumer spending has weakened recently, and the industry’s employment growth will be stunted as a result. In outer years, retail employment will be supported by increasing population and income.

Wholesale trade will see a good increase in jobs in 2007, followed by job gains of 0.6% in 2008 and 1.2% in 2009. The strength in 2007 is largely a result of high growth rates in the fourth quarter of 2006 and the first quarter of 2007. Minimal growth is expected for the rest of this year, a reflection of slowing commerce traffic. A better economy in 2009 will give the industry a little boost.

The professional and business services industry grew rapidly with the booming economy in 2004-2006. It will see a substantial slowdown in 2007. This sector started the year strongly, but there was a major decline in jobs in the third quarter. It will grow 1.4% in 2007, which is much lower than the 4.1% growth in 2006 and the 5.3% growth in 2005. Business firms became more cautious about the uncertainty of the economy, and this industry could slow down more substantially. This industry will see basically flat growth in 2008. The rate of growth will accelerate again, with 4.6% growth in 2009. Again, this forecast assumes an expected pickup in economic expansion.

Health services grew even during the recession. Robust growth continues in this sector with a 2.2% increase in 2007, followed by similar increases in both 2008 and 2009. This sector is also supported by a robust population increase and increased demand due to changing demographics in Oregon.

Government employment is expected to increase by 1.4% in 2007, followed by growth of 1.4% in 2008 and 0.9% in 2009. Local government jobs will continue to experience mild growth to meet an increasing service demand due to population growth.

Population growth in Oregon is expected to be higher than the U.S. average, but slower than the growth experienced in the mid-1990s. Growth will be slightly higher than during the recession over the next three years, with increases of 1.4 to 1.5% for each year.

Personal Income Components

The growth in personal income will closely mimic the pattern of employment growth. Personal income is forecast to grow by 6.2% in 2007, followed by growth of 5.4% in 2008, and 5.8% in 2009. After a strong first quarter, income growth has stayed below 6.0%. The remainder of 2007 will see moderate growth, reflecting a flat employment pattern. Reflecting softer growth in the second half of 2007 and early part of 2008, personal income growth in 2008 is weaker than in 2007. But the growth momentum in the second half of 2008 will carry over to 2009.

Wage and salary income will grow 5.8% in 2007. This component will feel the impact of slowing employment growth. With softer job growth, wage and salary income will increase 4.9% in 2008. 2009 will see stronger growth with 5.5% gains. There was a return of high labor productivity growth in the third quarter. If robust productivity growth continues, wage and salary income could increase more than expected.

The forecast of various personal income components is provided in Appendix A. Nonfarm proprietors’ income, which includes income of small businesses, will grow a mild 2.4% in 2007, reflecting sub-par performance of the economy. The growth rate in this income component will improve in 2008 to 5.7%. Expected improvement in employment growth in the second half of the year is behind this forecast. Other components in personal income will track with the national forecast, with slower growth in 2007 and 2008, and better performance in 2009.

Per capita income in Oregon will stay slightly below the U.S. average throughout the forecast horizon. Oregon’s economy is expected to grow faster than the U.S. economy, with Oregon’s total personal income growing faster than the nation’s. Most job gains will come from the nonmanufacturing sector of the private economy. But Oregon’s population growth also will be higher than the nation’s. As a result, per capita income in Oregon will not appreciatively gain or lose ground compared to the U.S. average.

Forecast Changes Relative to the September 2007 Forecast

OEA’s December 2007 Oregon economic forecast reflects substantial changes to personal income from the prior forecast. It is in large part a consequence of the Bureau of Economic Analysis (BEA)’s revision of state personal income for 2004-2007. In fact, BEA revisions put Oregon’s personal income much lower than in prior estimates for 2004-2007.

The forecast also shows some downward adjustments in the employment forecast. Third quarter actual employment came in lower than our September forecast.

The average wage rate was revised down, reflecting the development of some slack in the labor market. While the nation reported healthy job gains in October, Oregon actually saw a little decline. This weaker wage growth contributed to lower overall wage and salary growth. After 2007, near term annual forecasts have declined slightly.

The total nonfarm employment forecast is slightly lower than September and reflects heightened uncertainty in the economy. However, the revision remains minimal throughout the forecast horizon. Professional and business services have been revised down substantially. Adjustment in this sector is happening much faster than expected. If the uncertainty surrounding the economy clears up, this sector will start adding jobs fast.

Housing starts were strong in the first quarter, helped by a dry winter. However, the second and third quarter saw a complete turnaround. Housing starts tumbled 48.2% in the second quarter and another 24.9% in the third quarter. This wiped out gains from the first quarter. OEA revised down housing starts substantially for the rest of the year. Housing starts were revised down by 2.4% for 2007, followed by more downward revision for ensuing years. With the subprime mortgage problem spreading further to other segments of the mortgage and financial markets, the housing sector may weaken even more. Another negative factor in the housing sector is tightening lending standards. A worsening housing sector will have significant consequences on the rest of the economy.

Manufacturing is revised down slightly for 2007, with similar downward revisions for the near term. While durable manufacturing is holding ground, weaker nondurable manufacturing contributed to this downward revision.

The prospect for wood products worsened a little bit throughout the forecast horizon. Upward revision in 2008 is not a reflection of an improving trend. Although severe correction in housing is expected to bottom out in a year or so, lost jobs are not going to be replaced easily. In fact, this industry is expected to stay flat throughout the forecast horizon.

The employment level forecast for private nonmanufacturing was revised down. This is a consequence of major downward revision in professional and business services. This sector is sensitive to the business cycle, and OEA cannot rule out a substantial revision in this sector when business conditions change unexpectedly.

The information sector is revised up to reflect its strong growth in the second quarter. The forecast is raised for the near term. OEA has not changed the outlook on this sector, but the level shift resulted in an improved forecast.

Retail trade is raised modestly, reflecting its mildly surprising performance in the third quarter. Again, OEA’s outlook on this industry has not changed, but the forecast reflects a higher level starting in the second quarter. Retail trade will slow substantially in fourth quarter 2007 and the first half of 2008. Consumer spending will not be as strong as in the days when mortgage equity withdrawal was rampant. Higher gasoline prices also force consumers to cut back on spending in other areas. Credit crunch and a turbulent financial market have damaged consumer confidence. Job gains will slow and will further dampen consumer confidence.

There is a slight upward revision in the leisure and hospitality industry in 2007 and 2008. We see this industry growing stronger in out years. Oregon is a popular tourist destination for both domestic and international tourists. In the short run, a weaker dollar will attract travelers from all over the world. This industry will also benefit from the growing population.

There is an upward revision in the 2007 forecast for the government sector. The forecast is revised up slightly for the rest of the forecast horizon reflecting a level shift.

Alternative Scenarios

The baseline forecast is our projection of the most likely outcome for the Oregon economy. As with any forecast, however, other scenarios are possible. The economy could either under- or over-perform relative to our baseline forecast. We broadly call these forecasts the Optimistic and Pessimistic scenarios. While we attach the highest probability to the baseline forecast, these other outcomes are within the realm of possibility.

The outlook for the U.S. economy has a direct influence on the outlook for the Oregon economy. Global Insight provides alternative forecasts to their baseline forecast that we label “Optimistic” and “Pessimistic.” Essentially, the optimistic forecast has stronger growth in the next few years while the pessimistic forecast has weaker growth for the same period. The Governor’s Council of Economic Advisors (GCEA) met with OEA to discuss the outlook for the U.S. economy. Members were asked to compare their outlook with that of forecaster Global Insight, whose forecast fours the basis for OEA’s Oregon economic model.

GCEA believes the Baseline Scenario has a greater chance of occurrence, with more downside risks than upside. This heightened view of risks in the next few years is reflected in OEA’s forecast for the Oregon economy.

Optimistic Scenario: The spread of the credit crunch is limited and the financial market stabilizes quickly. The housing sector bottoms out sooner than expected. High productivity helps economic growth, leads to employment gains, lowers budget deficits, brings down inflation, and promotes a stronger dollar. Business investment spending is strong. Foreign growth boosts stronger exports, helping the manufacturing sector. Residential construction rebounds due to better job growth, lower interest rates, lower mortgage rates, and higher consumer confidence. Energy prices are substantially lower.

In this scenario, Oregon continues to grow above trend. Employment will grow 1.4% in 2007, stronger than the baseline forecast of 1.2%. Job growth gets even stronger in 2008 and 2009. Personal income also grows strongly at 6.5% in 2007 compared to the baseline forecast of 6.2%. Its growth will continue to be over 6.0% in 2008 and 2009.

Pessimistic Scenario: The subprime mortgage problem spreads to other segments of the financial market. There are widespread credit problems, and the financial market is in turmoil. Financial market instability spreads over to the real sector of the economy. Productivity is weaker, and oil and gasoline prices are much higher. There is a deeper housing downturn and decline in house prices. Business capital spending stays flat or declines. The U.S. dollar weakens as foreign investors lose confidence in the dollar. Higher inflation causes the Fed to hike interest rates. Consumer confidence suffers, and consumers rein in their spending. The global economy slows down substantially. A sluggish China does not work as the engine of growth for Asian countries.

Under this economic environment, Oregon’s economy worsens for the rest of 2007. 2008 will see some job losses. Manufacturing sheds jobs. Personal income growth suffers, and weak consumer spending does not support jobs in the retail and service sectors. Employment growth stays well below the baseline scenario through 2009.

Forecast Risks

Forecasts risks from prior forecasts still remain. In fact, the economy is facing heightened uncertainty.

With the national economy going through a slowdown in 2007, the risks are higher from any disturbances that could throw the economy off track. The same major drag for the slowdown, a slowing housing market, could hurt the economy further when it is most susceptible. The credit crunch and the ensuing instability in the global financial market bring added uncertainty. Businesses are nervous about potential repercussions from the turmoil in the financial markets across the world. Any geopolitical disruptions during this time would be more harmful than when the economy is stronger.

Despite good headline inflation numbers, inflation pressures still exist. The Fed continues to warn about a potential flare-up in inflation pressure. The expectation is that the softening economy will ease inflation pressures. However, sharply higher oil and gasoline prices coupled with a sharp rise in food prices will add inflationary pressure. A weaker dollar may contribute to price pressure through a run-up in import prices.

The housing market in Oregon and the U.S. continue to work off excesses accumulated in the past housing boom. Building permits and housing starts are sharply down. In fact, both have declined more than expected. With declining sales, home prices are coming down at the national level. While house price appreciation has continued in

Oregon, some parts of the country have seen house prices drop substantially. House prices will continue to soften in most regions. Negative wealth effect from lower house values and less mortgage equity withdrawal will dampen consumer spending. There is a risk that the housing market may deteriorate worse than expected.

The subprime mortgage problem has led to bankruptcies and huge write-offs in the financial industry. While the credit squeeze continues for some borrowers, short-term financing through the commercial paper market has been stabilizing. Stricter lending standards also limit credit access, but qualified borrowers continue to enjoy stable financing.

Record oil prices remain a substantial risk. So far, the world economy has withstood the attack of high oil prices remarkably well. Still, there is no question that high oil prices are a significant threat to the already soft U.S. economy.

Oil supplies can be disrupted for many different reasons, and higher energy prices cannot be ruled out. Crude oil prices continue to hover around record levels. The global supply is still tight, and demand is still strong, particularly from China and the rest of Asia. Geopolitical tensions continue to exist, and there is always room for speculative attacks. There is an indication that current oil prices are being partly supported by speculators.

A rebound in business spending started in the first quarter of 2007. We expect business spending to stay robust in 2007. However, the current instability in the global financial market and uncertainty surrounding the overall economy are weighing on business confidence, which may lead businesses to change their capital spending plan. At the same time, if the economy slows further, a pickup in business investment may be delayed, and Oregon’s manufacturing may be negatively affected.

We will continue to monitor and recognize the potential impacts of these risk factors on the Oregon economy. The major risks now facing the Oregon economy are listed below:

•

Contagion of the credit crunch and financial market instability. The current instability in the financial market is weighing on business confidence, which may lead businesses to change their capital spending plans. The central banks are ready to inject more money to alleviate short-term credit problems, and their measures have been successful so far. At the same time, the Fed has lowered interest rates to stimulate the economy.

•

A further worsening in the housing market. Low interest rates and easy lending standards have aided a boom in home purchases and mortgage refinancing. With the subprime mortgage problem spreading and tighter lending standards in place, the mortgage market is not as conducive to residential real estate activity as in the past. Any drop in house price appreciation coupled with a large drop in mortgage equity withdrawal will slow down consumer spending. The Oregon housing market could be adversely impacted by a major housing correction in California and the rest of the nation. Continued gains in employment and personal income will be needed to keep consumer spending from falling.

•

A major deceleration in the U.S economy and a global downturn triggered by the U.S. slowdown. The U.S. economy has been an important engine of growth for the global economy. Thanks to a strong global economy, the chances are lower that the U.S. slowdown will set off a global downturn. The rest of the world is growing nicely even with a soft U.S. economy, but if the U.S. economy falters even more, the whole world will surely feel the impact. Asia in particular will be severely affected due to its large exposure to the U.S. economy.

•

A sharp fall of the U S. dollar. As the dollar depreciates against foreign currencies, U.S. exports are promoted as U.S. products become more price-competitive (or less expensive). Oregon’s manufacturing sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Oregon’s trading partners because the lower dollar makes imports more expensive to U.S. consumers. As U.S. trading partners export less to the U.S., their economies may weaken and lower their demand for Oregon products. In the end, a controlled lowering of the U.S. dollar is most beneficial to the Oregon economy.

•	A sharp and major stock market correction. This would slow consumer spending. Lower stock prices could also limit the ability of businesses to raise necessary capital in the equity markets.

•

A hard landing in China. The Chinese economy is growing very fast. Building construction and other business investments are largely responsible for this economic growth. Inflationary pressure is strong. The central government’s efforts to curb growth have produced minimal success. Limited experience in macro policymaking may result in an undesirable set of policy measures. A major slowdown in China will hurt most Asian economies, along with commodity-exporting countries, including Canada. Given that Canada and Asian countries are the major destinations of Oregon’s manufacturing exports, the manufacturing sector would be negatively impacted.

•

Geopolitical risks. Uncertainty still abounds in Iraq. Tensions with Iran and heightened security risks weigh on businesses and consumers. Disruptions in travel, oil supplies, and consumer confidence could be severe. The drop in business activity could be deeper if this uncertainty persists, or if the transition out of the Iraq war goes badly for the U.S. The winding down of military expenses will not greatly impact Oregon. There is also an upside risk that the transition will go more smoothly than anticipated, and stability in the Mideast will provide a stronger than forecasted stimulus to the economy.

•

Inflation and Federal Reserve Bank reactions. A growing economy with surging energy costs is a formula for inflation. Even with a slowing economy, higher inflation than forecasted may force the Federal Reserve to raise interest rates more quickly and to higher levels. This action could further slow the U.S. economy and in turn slow down the Oregon economy as higher interest rates hurt consumers and businesses.

•

Rising regional energy prices. More businesses may slow production and lay off workers. A geopolitical incident could dramatically disrupt gasoline and natural gas prices. Regionally, electricity generation is subject to weather patterns and natural gas prices. As demand surpasses the available capacity of hydro generation, electric generation may move towards natural gas-powered turbine engines. Higher electricity prices could result because they are pegged to natural gas prices.

•	Initiatives, referendums, and referrals. Generally, the ballot box brings a number of unknowns that could have sweeping impacts on the Oregon economy.

Extended Outlook

The Oregon economy grew slower than the U.S. economy from 1998 through 2003. This has not occurred since 1985. It outpaced the nation in growth in 2004 through 2006. Between 2007 and 2013, employment growth in Oregon will be slower than in the mid-1990s. However, the U.S. economy is expected to have even slower growth than that expected in Oregon.

The slower economic growth of 1998 through 2003 also slowed the growth of Oregon’s per capita income and average wages. The devastating 1980-82 recession slowed the growth of incomes and wages until 1986. In the 1990s, as the Oregon economy became more industrially diversified, per capita income and wages grew faster than the nation’s as a whole. Going forward, the Oregon economy is projected to grow faster than the nation’s. However, it will take some time for per capita income and average wages to catch up with the national averages.

The key factors that will fuel the state’s long-term growth are listed below:

•

Steady in-migration and population growth: High population growth is an opportunity for economic growth as the state creates jobs to serve a growing population. At the same time, it presents a challenge for the state as the demand for services increases.

•	Pacific Rim orientation: The economies in the Pacific Rim, including Canada and Asian countries, are growing very rapidly.

•

Export growth and high commodity prices: Global economic expansion will increase demand for Oregon commodities, both finished and capital goods. Oregon is well positioned for trade with Asian countries. High commodity prices will benefit agricultural and timber producers in the state.

•	Continued strength in domestic markets: Continued economic growth in California and other major domestic markets will fuel demand for Oregon products.

•

Business costs advantages: The Oregon economy will benefit from a comprehensive energy plan. Efforts which have long been in place for electricity planning should extend to all energy sources. If the plan can assure businesses of an abundant, reliable, and relatively inexpensive supply of electricity and other sources of energy, the state (and the Pacific Northwest) will continue to have a relative energy cost advantage over other regions. Oregon has other business cost advantages, such as lower workers’ compensation rates and multi-modal transportation options compared to other states. Equally important is an educated work force that contributes to productivity.

•	Environmental issues: Salmon protection measures, the Portland Super Fund, and other issues could change the economic landscape.

•

Affordable housing: For most of the late 1990s and the early part of this decade, California, Washington, and the nation as a whole have experienced more rapidly rising housing costs than Oregon. Oregon’s house price appreciation is finally picking up. If housing costs rise faster in Oregon than in the rest of the nation, companies will face increased difficulties recruiting workers. If Oregon can maintain a relative cost advantage in housing, this factor will be attractive for firm location.

•

Biotechnology and Clean Technology: These sectors are seen by many as the next growth industries. Portland and the State have launched funding plans to promote the biotechnology sector. The platform for the Oregon Business Plan includes nanotechnology as an emerging field for Oregon. It is too early to tell if these are indeed the next growth industries and what returns they may bring.

•

Sustainable development: Centered in the Portland area, this movement in sustainable building practices is spreading throughout the U.S. Uncertainty surrounds the number of new jobs associated with this movement, but it may allow gains in market shares for construction and consulting firms in Oregon.

•	Quality of life: Oregon will continue to attract financially secure retirees. Companies that place a high premium on quality of life will also want to locate in Oregon.

REVENUE FORECAST

2005-07 General Fund Revenues

The December 2007 forecast for General Fund revenues is $13,108.6 million, an increase of $22.0 million over the September 2007 forecast. While the overall uncertainty about the national economy has increased, the current state of the economy is consistent with OEA’s assumptions underlying recent forecast updates. In addition, General Fund collections are tracking closely with the September forecast. There is little indication of a substantial adjustment to the revenue forecast at this time. Including the beginning balance of $1,429.4 million, and adjusting for cash flow management costs and distribution to the Oregon Rainy Day Fund, net available General Fund resources total $14,161.3 million. Subtracting legislatively-adopted appropriations of $13,945.7 million, the projected ending balance is $206.6 million.

The latest revenue forecast for the current biennium represents the most probable outcome given available information. OEA feels that it is important that anyone using this forecast for decision-making purposes recognize the potential for actual revenues to depart significantly from this projection. Actual revenues are likely to fall within 4.0% of the forecast produced at this point in the biennium, and are highly unlikely to deviate more than 8.0%. Section D discusses explicit risks that might cause actual revenues to differ substantially from the forecast.

Personal Income Tax

Personal income tax collections amounted to $1,174.5 million for the first fiscal quarter, $26.3 million below the most recent forecast. Withholding fell $39.2 million below the forecast, although a short September accounted for some of the shortfall. 3 Withholding continues to run flat on a year-over-year basis due to changes in withholding tables and formulas for 2007. Estimated payments were $12.3 million less than projected, but were 8.2% above the year-ago level.

Final payments came in $7.3 million under the September forecast. The first fiscal quarter is a light one for payment and refund activity related to prior tax years, and it is not unusual to see significant fluctuations within a quarter. Refunds were $32.4 million less than projected, offsetting the majority of the shortfalls experienced in payments. Compared to the same quarter in fiscal year 2007, net personal tax receipts increased 3.0%.

The forecast for total personal income tax collections in 2007-09 is $12,403.4 million, which exceeds the September forecast by $27.8 million. The increase is due to a slight upward revision to tax liability for tax year 2007 based on related collections activity to date. If total revenues excluding corporate income tax exceed the Close of Session (COS) forecast by 2.0% or more, the entire surplus would be refunded to 2008 personal income taxpayers following the end of the biennium. As of this forecast, expected non-corporate revenues are 1.0% above the COS forecast.

Corporate Income Tax

Corporate tax receipts totaled $117.4 million for the first fiscal quarter of 2008, a $10.0 million shortfall relative to the September forecast. Advanced quarterly payments were less than $1.0 million short of forecast, while final payments for prior tax years exceeded the latest projections by $3.2 million. An unanticipated jump in refunds, $12.5 million more than projected, was responsible for the shortfall in net corporate collections. On a Y/Y basis, quarterly corporate tax receipts were down 7.5%.

Corporate income taxes will total $920.6 million for the 2007-09 biennium, a $0.4 million revision from the prior forecast and nearly identical to the 2007 COS forecast. If, when the biennium is completed, corporate income tax revenues exceed the COS forecast by 2.0% or more, the difference will be credited to 2009 corporate income taxpayers. As of this forecast, projected corporate income taxes are $18.3 million short of triggering the kicker.

Non-income Tax Sources of Revenue

Revenues from all other sources will equal $833.8 million, a decline of $6.2 million from the September forecast. The most significant revision occurred in interest earnings, a decline of $23.5 million from the prior forecast. An adjustment was made for interest earnings credited to the Oregon Rainy Day Fund per House Bill 2707. Other minor decreases occurred in insurance taxes and criminal fines and assessments. Inheritance taxes were revised upward by $16.5 million as a result of better-than-expected collections in the first quarter of the biennium. Other positive adjustments were made in state court fees, corporate filing fees, and liquor apportionment.

Extended General Fund Revenue Outlook

The forecast for General Fund revenues for the 2009-11 biennium is $15,840.8 million, a 20.8% increase over the 2007-09 biennium. The large increase is a product of the $1.1 billion personal income tax kicker rebate in the 2007-09 biennium. Excluding the kicker effect, anticipated revenue growth in 2009-11 would be 11.7%. Personal income taxes will equal $14,012.6 million, while corporate income tax collections will total $979.5 million. All other revenue will increase modestly to $848.6%.

General Fund revenues will reach $17,750.1 million in the 2011-13 biennium, a 12.1% increase from the prior biennium. Personal income taxes are the primary growth driver, rising 13.3% to $15,873.3 million for the biennium. Corporate income taxes will total $1,002.8 million, with mild growth of 2.4% typical of late-stage business cycle patterns. Other sources of revenue will rise 3.0% to $874.0 million.

Tax Law Assumptions

The revenue forecast is based on existing law, including actions signed into law during the 2007 Oregon Legislative Session and recent federal legislation. Routine adjustments are made to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.

Beginning with the May 2003 forecast, the manner in which tax law changes are factored into the revenue forecast changed. In the past, legislative impact estimates were characterized at the point of collections. However, tax laws are directly related to tax liability for given tax years. In fact, the original tax law impacts developed by the Legislative Revenue Office are characterized at the point of liability and irrespective of the timing of receipt. Given the focus on taxable income and liability in the personal and corporate income tax models, incorporating tax law changes as adjustments to the liability forecast proved far easier to administer and more intuitively accessible.

A rough rule of thumb for personal income tax is that nearly all collections activity on a given tax year occurs between the start of the tax year and June of the following year. Modest payment and refund activity continues for years thereafter, but with only a marginal net impact on revenues. This 18-month window is suitable for all but the most technical purposes.

Corporate income tax is more difficult in that corporations do not have a standardized tax year. A corporate tax year is signified by the calendar year in which the corporation’s fiscal year begins. The rule of thumb is that the majority of corporate collections on a given tax year will be received in the State fiscal year that begins July 1 of that year, i.e. the corporate tax impact for tax year 2007 will be realized primarily in state fiscal year 2007-08. Contact the Office of Economic Analysis at (503) 378-3455 with questions regarding tax law impacts.

Forecast Risks

The revenue forecast presented herein constitutes a guideline for budgetary purposes. Variation above or below this forecast is to be expected, although OEA strives to minimize the magnitude of this variation by investigating new data resources and methodological approaches, as well as regularly consulting with experts from the economics, financial, and accounting communities.

The following are major factors that could cause actual revenues to deviate from this forecast by a significant degree:

•

Personal income tax is expected to account for nearly ninety percent of General Fund revenues in the 2007-09 biennium. The income tax forecast is based on OEA’s outlook regarding general economic conditions. To the extent that actual economic performance departs from this outlook, particularly with respect to factors that influence more volatile forms of non-wage income, so too will the personal income tax, and thus the General Fund forecast.

•

The future of capital gains income remains highly uncertain. Equity prices are quite volatile, and the realization of potential gains depends on behavioral factors that often defy precise prediction. Following the collapse in the stock market in 2001, net capital gains income recovered significantly by 2005, although it remains to be seen what fraction of these increases are permanent. Depending on the source of the additional gains, whether from the exhaustion of losses, the sale of business assets, stock market appreciation, and/or real estate activity, the potential exists for taxable gains to vary greatly in either direction from current projections.

•

Numerous changes have been made to Oregon’s corporate income tax code in recent years. The most significant is in how multi-state corporations apportion federal taxable income to compute income taxable in Oregon. Prior to July 1, 2005, the formula was based on the relative presence of three factors: payroll, property, and sales. For tax years beginning on or after July 1, 2005, the apportionment calculation is a function of the percentage of total sales that take place in Oregon. This change is expected to cause a major shift in the distribution of corporate tax liability across industrial sectors, e.g., away from manufacturing and towards services. While the long-run effect will be more stable collections, the near-term consequences are uncertain and could result in sizable variation from the current forecast.

Growth in revenues is partly due to inflation. Wage inflation contributes to rising wage and salary income, and consequently personal income tax collections. Price inflation raises gross corporate revenues and, potentially, corporate income tax revenue. Rental and small business income exhibit similar growth factors. The magnitude of actual revenue growth will depend on actual inflation rates. Currently, OEA expects inflation to remain low for the coming years, contributing to slower than expected revenue growth compared to that experienced in the previous two decades. Should inflation be stronger than expected, revenue growth could also exceed forecast.

Lottery Earnings Forecast

Projected lottery earnings for the 2007-09 biennium will equal $1,347.9 million, an increase of $12.9 million from the September forecast. Including the beginning balance in the Economic Development Fund and other sources of revenue, total resources available equal $1,426.1 million. The projected ending balance in the fund, after accounting for dedicated distributions and legislatively-adopted allocations, is $36.6 million.

Anticipated earnings on traditional games rose $2.1 million from the September forecast. Increases occurred in Megabucks and Powerball due to extended jackpot runs in the first quarter of the biennium. This was offset in part by downward earnings revisions in Scratch-its, Win 4 Life, and Keno. Since the beginning of October, Video lottery sales have fallen well below forecast. At the same time, the weather has been uncharacteristically good, which may explain the soft sales. Conversely, there is evidence that consumer spending is finally reflecting economic conditions and escalating energy prices. The relative merits of each potential factor will be known in time. For the December forecast, OEA assumes a combination of meteorological and economic factors, with only a modest impact on sales in the long run.

In addition to changes in the sales forecast, the Oregon State Lottery has chosen to make a temporary increase in the percentage of net video sales that it transfers to the state each quarter. The agency expects to generate some administrative savings for the current business year, and this action shifts some of those dollars into the quarterly transfers rather than after the close of the year. The impact of this action is an additional $18.5 million. In the absence of this action, earnings would be down slightly due to the change in Video sales projections.

As a result of the slightly lower projections for Video lottery sales, anticipated earnings for future biennia are modestly lower than in the September forecast. For the 2009-11 biennium, earnings will equal $1,400.2 million, while available resources reach $1,404.7 million. By the 2011-13 biennium, revenues will rise to $1,551.1 million, with available resources totaling $1,557.1 million.

RECENT DEVELOPMENTS

2007 Legislative Session

The 2007 Legislative Assembly convened its 74th regular session on January 8, 2007 and adjourned June 28, 2007. The 2007 Legislative Assembly adopted a balanced State budget for the 2007-09 biennium that began July 1, 2007, as required by the State Constitution. The State General Fund and Lottery Revenues budget adopted by the Legislative Assembly totals $15.11 billion. The budget allocates State General Fund and Lottery Revenues among the following program areas: $6.24 billion to funding K-12 education, $3.43 billion to human services, approximately $2.38 billion to public safety (including judicial services), $896 million to higher education, $511 million to community colleges and $551 million to other education, with the balance allocated among natural resources, economic development and other programs.

The Legislative Assembly also created the Oregon Rainy Day Fund that may be used for any General Fund purpose in the event of a downturn in State revenues. With the approval of three-fifths of each house, the Legislative Assembly may appropriate up to two-thirds of the money in the Oregon Rainy Day Fund if certain economic or revenue triggers occur. The Legislative Assembly diverted most of the projected corporate income tax credit (the corporate “kicker”) to the Oregon Rainy Day Fund. See “—Revenue Forecasts” below and “REVENUES—Reserve Funds” in Appendix A. The State expects the Oregon Rainy Day Fund to receive an initial one-time deposit of approximately $319 million during the 2007-09 biennium. Based on current estimates of the amount of the corporate kicker, the State also expects that the Oregon Rainy Day Fund will earn and retain interest in the amount of approximately $26 million during the 2007-09 biennium. After the current biennium, the Oregon Rainy Day Fund is to receive biennial deposits from the ending General Fund balance in an amount equal to the lesser of (a) the actual General Fund ending balance for the preceding biennium or (b) one percent of the amount of General Fund appropriations for the preceding biennium. Under current projections, approximately $140 million would be deposited in the Oregon Rainy Day Fund in the 2009-11 biennium. The amount deposited to the Oregon Rainy Day Fund is capped at 7.5% of General Fund revenues for a biennium.

The 2007 Legislative Assembly provided for the issuance during the 2007-09 biennium of approximately $953 million in general obligation bonds, $486 million in Lottery revenue bonds and $272 million in certificates of participation and other financing agreements.

The Legislative Assembly also referred several measures to Oregon voters for their approval. Voters in the November 6, 2007 election approved changes to Measure 37, an initiative measure concerning land use regulations but did not approve an increase of 84.5 cents per pack to the State’s cigarette tax to provide funding for health care for children, low income adults and rural communities. On the May 20, 2008 ballot, voters may be asked to approve changes to the State’s criminal forfeiture and victims’ rights laws. On the November 4, 2008 ballot, Oregon voters may be asked to (i) eliminate the requirement that 50% of registered voters cast ballots and a majority of those participating approve property tax measures; (ii) repeal a requirement that people be 21 years old to participate in school board elections; and (iii) approve a constitutional change to the redrawing of legislative districts. A lawsuit is pending, however, that challenges the legislature’s referral of all of the measures to the ballot, including the changes to Measure 37.

Legislators also enacted a number of measures to protect the environment, consumers and workers and expanded the State’s ethics laws. The Legislative Assembly is scheduled to convene again in a special session in February 2008.

Revenue Forecasts

The Legislative Assembly is required by the State Constitution to balance the State’s General Fund budget. The Department’s Office of Economic Analysis (the “OEA”) produces a forecast of projected revenues for the biennium each March, June (May in years when the Legislative Assembly is in session), September and December. If, over the course of a biennium, the forecasted revenues decrease significantly from the May forecast (the “close of session” or the “COS forecast”), the Legislative Assembly may meet in special session to rebalance the budget, or the Governor may direct that expenditures be reduced.

In the State’s September 2007 revenue forecast, General Fund revenues are forecast to be approximately $13 billion for the 2007-09 biennium. This represents an increase of approximately $94 million in General Fund resources from the 2007 COS forecast. This increase is due to a $94 million decrease in the projected personal income tax rebate. The State currently anticipates that when these forecast revenues are added to the remaining $1.4 billion balance from the 2005-07 biennium, total available General Fund resources are approximately $14.1 billion for the 2007-09 biennium. In addition, Lottery resources are expected to total approximately $1.3 billion for the 2007-09 biennium. Although the amount of projected resources may increase or decrease based upon future revenue forecasts, the General Fund budget for the 2007-09 biennium is balanced, based on projected revenues and the legislative adopted budget.

Under the Oregon Constitution, if the amount of General Fund revenues actually received in a biennium exceeds the amount of revenues estimated for the biennium by two percent or more, the excess of any revenues received over the original biennial estimate must be returned to Oregon taxpayers. This return of excess revenues is popularly known as the “kicker.” Under current estimates for the 2005-07 biennium, the State expects to return approximately $1.07 billion of personal income taxes in the 2007-09 biennium. The State also expects to provide a credit to some corporate taxpayers in the 2007-09 biennium, although, as described above, most of the corporate kicker is being diverted to the Oregon Rainy Day Fund. The amount of the “kicker” may increase or decrease based upon future revenue projections and will ultimately depend on the amount of General Fund revenues that were actually received in the 2005-07 biennium.

Pension and Other Post Retirement Benefit Programs

The State participates in three retirement pension benefit programs provided through the Oregon Public Employees’ Retirement System (“PERS” or the “System”) and three retirement healthcare benefit programs (two under PERS and one under the Public Employees’ Benefit Board, hereinafter “PEBB”).

Pension Programs. PERS’ three pension programs provide a combination of defined benefit (with investment risk borne by the employer) and defined contribution plans. The pension programs are funded with a combination of employer contributions, investment earnings and employee contributions. Participants who entered the System before August 29, 2003 are known as Tier 1 or Tier 2 program participants (“T1/T2”). Employees hired later participate in a program known as the “Oregon Public Service Retirement Plan” (“OPSRP”).

The State and a number of other governmental employers in Oregon have issued pension obligation bonds to prepay portions of their shares of the unfunded actuarial liability (the “UAL”) of the System and thus to reduce the size of the expected increases in their employer contribution rates. The net proceeds of the pension obligation bonds were deposited with PERS and credited to side accounts (the “UAL Lump Sum Accounts”) established for the issuers of the pension bonds. The State issued its pension bonds (the “State Pension Bonds”) in October 2003 in the aggregate principal amount of approximately $2.1 billion. As of June 30, 2007, $2.08 billion aggregate principal amount of the State Pension Bonds remain outstanding. The State is required to pay debt service on the outstanding State Pension Bonds in addition to making contributions to PERS.

According to the December 31, 2005 valuation reported to the System by its actuary, PERS estimates that as of December 1, 2005 the funded ratio of the State’s share of PERS’ Tl/T2 pension programs’ accrued actuarial liabilities was 106.1% (an actuarial surplus of approximately $816.4 million) taking into account the State’s UAL Lump Sum Account and that the funded ratio of the State’s share of the combined T1/T2 and OPSRP pension program was also 106.1% (an actuarial surplus of $816.8 million) taking into account the State’s UAL Lump Sum Account.

Other Post-Employment Benefits. In addition to pension benefits, the State provides healthcare benefits (medical, vision and dental) to approximately 37,906 T1/T2 retirees through PERS and to approximately 3,390 retirees through PEBB. Under PERS’ Retirement Health Insurance Account (“RHIA”) program, retirees may receive a subsidy for Medicare supplemental health insurance of up to $60 per month towards the cost of their health insurance premiums. As of December 31, 2005 the State’s share of the RHIA UAL is approximately $84.7 million.

Another subsidy is available to pre-Medicare-age State retirees through the Retiree Health Insurance Premium Account (“RHIPA”) program. As of December 31, 2005 the RHIPA program had an unfunded actuarial liability (the “RHIPA UAL”) of approximately $20.9 million, representing a funded ratio of approximately 22.6%, all of which is allocable to the State.

For retirees who do not receive health insurance benefits through PERS and who are not yet eligible for Medicare, the State provides some health insurance benefits through PEBB. Based upon the actuarial valuation dated April 11, 2007, the State estimates that PEBB’s unfunded actuarial liability as of July 1, 2006 is approximately $309 million.

Combining the information from the valuation reports, a total funded ratio that includes the State’s share of PERS’ T1/T2 Pension Programs, the OPSRP pension program and other post-employment benefits consisting of RHIA and RHIPA, is calculated to be 105.3%.

Measure 37

In November 2004, Oregon voters approved a citizen initiative (“Measure 37”) that added several new statutory provisions to Oregon law. Measure 37 entitles certain landowners either (1) to compensation for the decline in the market value of their property as the result of certain land use regulations that are enacted or enforced by the State, a city, a county, or the Metropolitan Service District; or (2) to have the land use regulations waived as to the owner’s use of their property.

Measure 37 does not apply to laws that were enacted to prevent nuisances, or to protect public health, or to laws that are required to comply with federal law. A property owner is not entitled to compensation for land use regulations that were enacted before the property owner or a member of the property owner’s family acquired the property. In addition, Measure 37 may indicate that a government is not required to pay claims that arise under Measure 37 unless the government affirmatively acts to fund those claims. If claims are not paid within two years after they accrue, Measure 37 releases the property from the land use regulations, and it is not clear whether the government(s) enforcing the land use regulation(s) have any residual liability. Claims for land use regulations that were enacted before the effective date of Measure 37 must be submitted within two years of the effective date of Measure 37 or the date the land use regulation is applied as an approval criterion to a land use application submitted by the property owner, whichever is later. The two year deadline expired on December 4, 2006. For claims submitted after that date to the State’s Department of Land Conservation and Development (“DLCD”), claimants must show that a city, county, the Metropolitan Service District or a State agency had adopted a final decision on a land use application and that the application was denied or conditioned based on the DLCD regulation or local implementation of such a regulation.

Measure 37 changes Oregon statutes and not the State Constitution, so the Legislative Assembly has the power to modify Measure 37. In its 2007 session, the Legislative Assembly enacted two bills with respect to Measure 37. House Bill 3546 extended the deadline by which action had to be taken on claims and is discussed in more detail below. The changes in the second bill, House Bill 3540, were approved by Oregon voters in the November 2007 election. A lawsuit has been filed, however, that challenges all of the legislature’s referrals to the ballot, including the Measure 37 changes. House Bill 3540 provides three alternatives for persons who have submitted claims for compensation under the measure. Under the “unconditional” alternative, a claimant may build up to three home-sites on its property. A “conditional” alternative allows four to ten home-sites on the claimant’s property. The third alternative allows a claimant to continue to pursue its claim under Measure 37 if the claimant has a vested right as of the effective date of Measure 37. House Bill 3540 also provides for transferability of development rights, revises the claims process for future land use regulations and provides a methodology for determining the amount of compensation to which a claimant may be entitled.

Because Measure 37 applies only to certain property owners and certain land use regulations and permits governments to release property from the land use regulations instead of paying claims, it is extremely difficult to predict the cost to the State of Measure 37. The State has received more than 6,800 Measure 37 claims. The State estimates that the compensation requested under those claims exceeds $19 billion. The State has issued at least

3,373 Final Orders on claims. More than 3,200 claims, however, remain to be processed. Claims against the State are initially filed with the Department. The Department determines which state agencies are primarily responsible for enforcement of the land use restrictions at issue and forwards claims on to the pertinent agencies for processing.

The State received more than 3,500 claims between November 17, 2006 and December 4, 2006, the expiration date of the two-year period described above. Under Measure 37 as originally enacted, if a land use regulation continued to apply to property 180 days after a claim was submitted, and the claim was not denied or the regulation waived, the property owner had a cause of action for compensation and litigation expenses against the governing body. Because of the large volume of claims submitted, however, the Legislative Assembly passed House Bill 3546, modifying the 180-day period for claims submitted between November 1 and December 4, 2007 to 540 days. The Governor signed House Bill 3546 on May 10, 2007. The bill gives state agencies approximately one more year to take action on claims submitted after November 1, 2006.

Ultimately, the amount of compensation paid for submitted, and later filed, Measure 37 claims is likely to be considerably smaller than the total compensation requested because, absent further legislation or appropriation of funds to pay claims, the State expects to deny claims or waive regulations rather than pay compensation. There can be no assurance, however, that future claims filed will be denied or waived or that the State will not be ordered to pay some claims as a result of litigation. The State continues to receive additional claims for compensation and expects appeals from the denials of claims.

Numerous lawsuits have been filed that assert the State’s actions in waiving state laws or denying claims do not comply with Measure 37 or are unlawful or violate the Oregon Constitution for other reasons not yet considered by the Oregon courts. Claimants have asserted, for instance, that under Measure 37 State agencies lack the authority to waive statutory land use restrictions because the measure provides that only the governing body that enacted a law may waive it (and that is the Legislative Assembly in the case of statutes). The Oregon appellate courts have not yet addressed this issue. If the courts determine that only the Legislative Assembly can waive statutory land use restrictions, the Legislative Assembly may address that issue by enacting legislation expressly delegating such authority to State agencies, and the State believes that such legislation may be retroactive. If the Legislative Assembly chooses not to act, claimants for whom the State had waived enforcement of a regulation may be entitled to compensation. The impact of these cases on the interpretation and implementation of Measure 37 is uncertain.

The State cannot predict how Measure 37 will ultimately be interpreted or whether in addition to House Bill 3546 and House Bill 3540, the Legislative Assembly may change any other provisions of Measure 37 in the future; nor can it predict the amount of claims compensation that ultimately may be payable by the State.

Initiative Petitions

General. The State Constitution, Article IV, Section 1, reserves to the people of the State (1) the initiative power to amend the State constitution or to enact State legislation by placing measures on the statewide general election ballot for consideration by the voters and (2) the referendum power to approve or reject at an election any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session. The Legislative Assembly may also refer an act to the voters for approval or rejection.

State law permits any person to file a proposed initiative with the Secretary of State’s office without payment of fees or other burdensome requirements. Although a large number of initiative measures are submitted to the Secretary of State’s office, a much smaller number of petitions contain sufficient signatures to be placed on the ballot. Because many proposed initiative measures are submitted that do not qualify for the ballot, the State does not formally or systematically monitor the impact of those measures or estimate their financial effect prior to the time the measures qualify for the ballot. Consequently, the State does not ordinarily disclose information about proposed initiative measures that have not qualified for the ballot.

Proposed Initiative Measures that Qualify to Be Placed on the Ballot. To place a proposed initiative on a general election ballot, the proponents must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State. For the 2008 general election, the requirement is eight percent (110,358 signatures) for a constitutional amendment measure and six percent (82,769 signatures) for a statutory initiative. The last day for submitting signed initiative petitions for the 2008 general election is July 3, 2008. Any elector may sign an initiative petition for any measure on which the elector is entitled to vote.

The initiative petition must be submitted to the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. As a practical matter, proponents of an initiative have approximately two years in which to gather the necessary number of signatures. State law permits persons circulating initiative petitions to pay money to persons obtaining signatures for the petition.

Once an initiative measure has gathered a sufficient number of signatures and qualified for placement on the ballot, the State is required to prepare a formal estimate of the measure’s financial impact. Typically, this estimate is limited to an evaluation of the direct dollar impact.

Historically, a larger number of initiative measures have qualified to be placed on the ballot than have been approved by the electors. According to the Elections Division of the Secretary of State, the total number of initiative petitions that have qualified for the ballot and the numbers that have passed in recent general elections are as follows:

Year of General Election	Number of Initiatives that Qualified	Number of Initiatives that Passed
1996	16	4
1998	16	6
2000	18	8
2002	7	3
2004	6	2
2006	10	3

Referendum Petitions

Within 90 days after the end of a legislative session, any person may file a petition seeking to have any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session referred to the voters for their approval or rejection at the next general election, or at a special election provided for by the Legislative Assembly. To place a proposed referendum on the ballot, the proponents must submit to the Secretary of State within 90 days after the end of the legislative session referendum petitions signed by the number of qualified voters equal to four percent of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State. For the 2008 general election, that requirement is 55,179 signatures. Any elector may sign a referendum petition for any measure on which the elector is entitled to vote. An act approved by the voters through the referendum process becomes effective 30 days after the date of the election at which it was approved. A referendum on part of an act does not prevent the remainder of the act from becoming effective as provided in the act.

LITIGATION

Claims Against the State of Oregon Exceeding $50 Million

Tobacco Cases

Estate of Williams, Estate of Schwarz v. Philip Morris, Inc.

The State and Philip Morris, Inc. (“Philip Morris”), together with a number of other states and U.S. territories (the “Settling States”) and tobacco manufacturers, are parties to a Master Settlement Agreement (the “MSA”). Under the terms of the MSA, the State expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion by the year 2025.

Separate tort actions were filed in the State circuit court against Philip Morris on behalf of two decedents claiming their deaths from tobacco-related causes were due to the actions of Philip Morris. The plaintiffs prevailed in the trial court. The estate of Schwarz was awarded approximately $100 million in punitive damages. The estate of Williams was awarded approximately $80 million in punitive damages. By statute, the State is entitled to 60% of all punitive damages awards. The constitutionality of that statute has been upheld by the Oregon Supreme Court. The constitutionality of the statute under federal law, however, may still be challenged in another proceeding. In that event, the State will continue to defend the constitutionality of the statute.

Philip Morris appealed the award in Williams to the Court of Appeals and then to the Oregon Supreme Court. Both courts upheld the award. Philip Morris then appealed the Williams case to the United States Supreme Court, which set aside the punitive damages and remanded the case back to the State courts for further consideration. On remand, the Court of Appeals and the Oregon Supreme Court again held that the original punitive damages award of $80 million was correct. Philip Morris appealed again to the United States Supreme Court, and the court again set aside the punitive damages award. The court determined that under the instructions given to the jury, the jury could have erroneously based its punitive damages award on harm done to others, not just the Williams plaintiff. The case is remanded back to the Oregon Supreme Court for reconsideration, including whether to further remand for a new trial.

Philip Morris appealed the Schwarz decision to the Oregon Court of Appeals. On May 17, 2006, the Court of Appeals issued its decision, holding that an instruction given to the jury with respect to the awarding of punitive damages was erroneous. The court vacated the punitive damages award and remanded the case back to the trial court for a new determination of the amount of punitive damages. The plaintiff has petitioned the Oregon Supreme Court for review of the Court of Appeals’ decision.

Philip Morris has notified the State that, if it must pay punitive damages in the Oregon cases, and if part of the award is payable to the State, it intends to treat any such payment to the State as a release of, or an offset against, moneys payable to the State under the MSA. If the company’s appeal in the Williams case is denied, the State may receive approximately $48 million (plus accrued interest on such amount at the rate of nine percent per annum) as part of the punitive damages award from that case. In that event, Philip Morris has indicated that the State would receive correspondingly less under the MSA. Any amount offset by Philip Morris would match the punitive damages received by the State. The State disagrees with Philip Morris’ position and intends to dispute any future release or offset of moneys owed under the MSA. The dispute between the State and Philip Morris has been assigned to a judge in the Multnomah County Circuit Court. The court, however, has reinstated a stay in the case pending a final decision in the Schwarz and Williams cases.

Non-participating Manufacturer Claims

Under the MSA, there is a non-participating manufacturers’ adjustment (“NPM Adjustment”) that operates to reduce the payments of the participating manufacturers (“PMs”) under the MSA in the event that the PMs incur losses in market share to non-participating manufacturers (“NPMs”) during a calendar year as a result of the PMs’ participation in the MSA. Three conditions must be met to trigger an NPM Adjustment for one or more Settling States: (1) the aggregate market share of the PMs in any year must fall more than two percent below the aggregate market share held by those same PMs in 1997 (a condition that has existed for every year since 2000), (2) a nationally recognized firm of economic consultants must determine that the disadvantages experienced as a result of the provisions of the MSA were a significant factor contributing to the market share loss for the year in question, and (3) the Settling States in question must be proven to not have diligently enforced their Model Statutes.

Each of the three original PMs notified the Settling States that, in connection with the market share loss for calendar years 2003 and 2004, they are seeking an NPM Adjustment. In March 2006, the economic consultants hired to make the significant factor determination, the Brattle Group, announced its decision that the operation of the provisions of the MSA was a significant factor contributing to the market share loss related to 2003. In addition, in February 2007, the Brattle Group determined that the operation of the provisions of the MSA was also a significant factor contributing to the market share loss related to 2004.

The NPM Adjustment is applied to the subsequent year’s annual payments and the decrease in total funds available as a result of the NPM Adjustment is then allocated on a pro rata basis among those Settling States that have been found (i) to have not diligently enforced their Model Statutes, or (ii) to have enacted a Model Statute or Qualifying Statute (an “NPM Statute”) that is declared invalid or unenforceable by a court of competent jurisdiction.

The State of Oregon enacted an NPM Statute and believes that it has been diligently enforcing that statute. The diligence of any state’s enforcement efforts, including Oregon’s, has not been considered by any court. In April 2006, some of the PMs paid part of their annual MSA payments to an escrow account for disputed amounts instead of to the states. As a result, in 2006, Oregon received approximately $8 million less than its anticipated April 2006 payment of $75 million. In addition, in April 2007, some of the PMs withheld or paid part of their annual MSA payments to an undisputed account based on their claim to an NPM adjustment for 2004. As a result, in 2007, Oregon received approximately $9 million less than its anticipated April 2007 payment of $78 million. It is possible that the PMs could withhold more from the State’s payments in the future. The State intends to refute vigorously any claims that it has not diligently enforced its NPM Statute. On April 23, 2006, the State filed suit in Oregon’s Multnomah County Circuit Court against the PMs. Its complaint asserted that the State was entitled to the full amount of MSA payments because the State had enacted, and had diligently enforced, its NPM Statute. Several other states have also filed suits. On August 21, 2006, the court heard a motion by several of the tobacco companies to compel arbitration of the dispute; the court granted the motion and sent the case to arbitration.

Cases Challenging Expenditure Reductions

A number of cases have been filed against the State seeking injunctive relief to prevent certain expenditure reductions that were enacted by the Legislative Assembly as a result of the decline in General Fund revenues over the 2001-05 biennia. The cases challenge various expenditure reductions that have been made by the Legislative Assembly to education, the court system and social services programs that provide, among other things, prescription drugs under the Oregon Health Plan, residential care facilities for the mentally ill, outpatient mental health and chemical dependency services, general assistance payments from the State and payments to medically needy persons. Collectively, if all of the plaintiffs prevailed, the State would be required to allocate approximately $200 million for the challenged program cuts. The State believes it is unlikely that all of the plaintiffs will prevail. It is difficult to determine with certainty the amount of General Fund resources the State may be required to allocate as a result of these lawsuits. It is likely that if further expenditure reductions go into effect, additional lawsuits will be filed with respect to other programs that are paid for from the State’s General Fund.

Challenges Related to PERS

Several Oregon employees filed lawsuits challenging various aspects of the 2003 legislation that enacted significant changes to PERS. The PERS legislation, among other things, affected the earnings calculation on Tier One members’ accounts; created a new retirement program; blocked further contributions to variable rate accounts, and required updated actuarial tables. The initial challenges to the PERS legislation were consolidated and decided by the Oregon Supreme Court in 2005, although several additional lawsuits remain pending in the Oregon state courts. The United States Court of Appeals for the Ninth Circuit decided the initial federal court challenges to the PERS legislation in October 2006, including one case challenging the updated actuarial tables. In that case, the Ninth Circuit affirmed in part, reversed in part and remanded back to the lower court for further proceedings related to the procedural posture of the case.

The PERS legislation also provided a statutory remedy to a prior case filed by the City of Eugene and other public employers. In that case, the trial court ruled, among other things, that the PERS Board (“PERB”) credited too much in 1999 earnings to certain member accounts. The decision was appealed by PERS members who intervened in the case. The original parties in the case entered into a settlement agreement in which PERB agreed, among other things, to reduce the 1999 earnings credited to certain member regular accounts. In 2005, the Oregon Supreme Court dismissed the appeal of the case as moot and in July 2006, the court vacated the underlying trial court judgment.

The Supreme Court’s decision in the City of Eugene appeal will affect certain pending cases that challenge PERB’s actions taken to address the 1999 over-crediting addressed in the litigation, the City of Eugene settlement, and PERS legislation. This decision will most directly affect a class action suit filed by certain retirees which challenges PERB’s recovery of funds from the 1999 earnings over-crediting. The amount at issue is approximately $800 million. In June 2007, the Multnomah County Circuit court issued an opinion in favor of the retirees who challenged the recovery of the 1999 over-crediting from the recipients of the over-payments. The court determined that the retirees were not liable for repayment of any excess benefits and that the System should treat the over-payments as administrative expenses. The State is in the process of determining its response to the court’s decision, including whether to appeal. If the State does not prevail, PERS may be required to devise an alternative method to recover the funds. A similar issue is pending in another case filed by non-retired participants whose account balances were lowered to adjust for the 1999 earnings over-crediting. The amount at issue for non-retirees is also approximately $800 million.

The most recent actuarial valuations of the PERS system take into account the court decisions in existence when the valuations were completed. The outcome of the pending federal and state cases challenging the Legislative Assembly’s and PERB’s actions may affect the System’s unfunded actuarial liability in the future. Nevertheless, the State believes that, in the pending litigation described above, there are strong legal arguments for upholding the 2003 legislation and PERB’s actions.

School Funding Case

On March 21, 2006, a group of school districts and students filed a lawsuit against the State in Multnomah County Circuit Court, Pendleton School District 16R et al. v. State of Oregon. The plaintiffs’ claim that the Legislative Assembly’s funding of public K-12 education is inadequate under Article VIII, sections 3 and 8 of the Oregon Constitution. Section 3 requires the Legislative Assembly to establish a system of common schools. Section 8, adopted in 1999 through an initiative, provides in part that “[t]he Legislature shall appropriate in each biennium a sum of money sufficient to ensure that the state’s system of public education meets quality goals established by law, and publish a report that either demonstrates the appropriation is sufficient, or identifies the reasons for the insufficiency.”. The Legislative Assembly has enacted a number of statutory goals for the State’s public education system. The Governor also created the Oregon Quality Education Commission. The commission is charged with determining the amount of moneys sufficient to ensure that the State’s system of K-12 education “meets the quality goals.” In 2002 and 2004, the commission issued reports that recommended funding levels that were, respectively, $1.4 and $1.8 billion higher than the amount appropriated by the Legislative Assembly. The plaintiffs have asked the court to declare (i) that the Legislative Assembly must appropriate a sum sufficient to maintain an adequate school system and to fund the statutory quality goals and (ii) that the Legislative Assembly failed to appropriate sufficient moneys for the 2005-07 biennium. Plaintiffs have also requested that the court require the Legislative Assembly to appropriate moneys to meet the quality goals. The State disagrees with the plaintiffs’ interpretation of the constitution and intends to defend vigorously the Legislative Assembly’s funding levels. In September 2006, the trial court ruled in favor of the State on the parties’ motions for summary judgment. The plaintiffs have appealed the ruling to the Oregon Court of Appeals. During its April 2006 special session, the Legislative Assembly appropriated an additional $42.2 million for K-12 education. The Legislative Assembly has the power, if it chooses, to revise the quality goals, increase funding or both. At this time the State cannot predict the potential impact of this case to the General Fund.

Challenge to Tort Claims Act Limits

On July 5, 2006, the Oregon Court of Appeals decided a case challenging the constitutionality of parts of the Oregon Tort Claims Act, Clarke v. Oregon Health Sciences University (“OHSU”). Under the Act, the State’s common law sovereign immunity from suit is lifted and claims may be brought against a public body in Oregon, including the State. The liability of public bodies, however, is capped at $200,000 for individual claims. In addition, the public body may be substituted as a defendant in lieu of individual employees of the public body, thereby limiting recovery for claims against individual employees to the limits applicable to public bodies. In Clarke, the plaintiff was severely disabled as a result of the negligence of health professionals employed at OHSU. The damages alleged amounted to approximately $12 million.

Article I, Section 10 of the Oregon Constitution provides the right to a remedy to persons who are injured in their person, property or reputation. The Court of Appeals concluded in Clarke that, based upon the amount of damages alleged, the substitution of OHSU for the individual plaintiffs, with the resulting $200,000 cap on the amount of potential recovery, did not provide a substantial remedy to plaintiff in lieu of what he would have been able to claim at common law. Therefore, the substitution of OHSU for the individual plaintiffs, under the facts at issue in Clarke, violated Article I, Section 10 of the Oregon Constitution.

The impact of the court’s holding in this case on other public bodies, such as the State, is uncertain. OHSU appealed the court’s decision to the Oregon Supreme Court, and oral arguments were held in January 2007. Under the Act, the State currently indemnifies its employees for any liability that they incur within the scope of their work. Accordingly, if the decision is upheld, it may mean that the State must pay higher amounts to indemnify its employees because the State may not substitute its limited liability for its employees. The State is in the process of assessing its potential exposure to such increased liability amounts and has not determined the extent of any increased liability it may incur. The State self insures through the State Insurance Fund and is still evaluating the impact, if any, that the Clarke decision may have on the Fund. Presently, it is too early to determine a specific course of action the State may take if the Oregon Supreme Court upholds the decision in Clarke.

Pro Se Cases

There are also several pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of the State having to pay anything in any of these cases is negligible.

Risk Factors Affecting the South Carolina Fund

The South Carolina Fund will invest most of its net assets in obligations (the “South Carolina Obligations”) issued by or on behalf of the State of South Carolina (the “State”), political subdivisions of the State, school districts of the State, and agencies and instrumentalities of the State. The South Carolina Fund is therefore susceptible to general or particular economic, political, or regulatory factors that may affect the issuers of the South Carolina Obligations. The following information constitutes only a general overview of the State’s laws relating to the issuance of debt and some of the factors that may have an effect on the creditworthiness of the South Carolina Obligations. This information is derived from official statements of the State and from other publicly available information. Although it is believed to be accurate, no independent verification has been made of any of the following information.

General. The State has the power to issue (a) general obligation bonds secured by the full faith and credit of the State, and (b) revenue bonds secured solely by a revenue producing project or from a special source, which source does not involve revenues from any tax. The State’s power to issue general obligation bonds includes the power to issue, in addition to bonds secured solely by the full faith and credit of the State, State Highway Bonds (which are additionally secured by so much of the revenues as may be made applicable by the General Assembly for State highway purposes from any and all taxes or licenses imposed upon individuals or vehicles for the privilege of using the public highways of the State) and State Institution Bonds (which are additionally secured by the respective special funds created at each State institution of higher learning from the tuition fees imposed at such institution).

South Carolina political subdivisions (other than school districts) are empowered to issue (a) general obligation bonds, which are secured by the full faith and credit of the applicable political subdivision, and not by the resources of the State of South Carolina or any other political subdivision, and (b) revenue bonds secured solely by a revenue-producing project or from a special source, which source does not involve revenues from any tax or license. South Carolina school districts are empowered to issue general obligation bonds secured by the full faith and credit of the applicable school district. Most political subdivisions of, and all school districts in, the State are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose, which is also a corporate purpose of the applicable political subdivision.

Generally, the creditworthiness of South Carolina Obligations issued by political subdivisions and school districts of the State is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on such local obligations. The State is a “home rule” jurisdiction, and therefore the State has no direct supervisory or approval rights over local debt issuances. There are numerous political subdivisions and school districts within the State, each of which has its own fiscal policy and debt tolerance, and each of which has varying degrees of financial strength. Moreover, the State maintains only limited records of the current debt structure and financial position of such political subdivisions and school districts. Accordingly, no assurance can be given that such political subdivisions and school districts will have the ability to repay their indebtedness or that, if such indebtedness is paid, it will be paid in a timely fashion.

State General Obligation Debt Limit. Under Article X of the South Carolina Constitution, the State may issue general obligation debt without either a referendum or a supermajority vote of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X, Section 13(6)(c) of the South Carolina Constitution limits the issuance of general obligation debt of the State such that, in the absence of a referendum or a supermajority vote of the General Assembly, maximum annual debt service on all general obligation bonds of the State (excluding State Highway Bonds, State Institution Bonds, tax anticipation notes, and bond anticipation notes) may not exceed five percent (5%) of the general revenues of the State for the fiscal year next preceding (excluding revenues which are authorized to be pledged for State Highway Bonds and State Institution Bonds). Article X, §13(6)(c) of the South Carolina Constitution further provides that the percentage rate of general revenues of the State by which general obligation bond debt service is limited may be reduced to not less than four percent (4%) or increased to not more than seven percent (7%) by legislative enactment passed by a two-thirds vote of the total membership of the Senate and a two-thirds vote of the total membership of the House of Representatives.

During the 2002 session of the General Assembly, the limitation on general obligation bond debt service provided in Article X, Section 13, Paragraph 6, Subparagraph (c) was increased from five percent (5%) to five and one-half percent (5.5%) of general fund revenues of the preceding fiscal year, with the additional debt service limited exclusively to bonds issued under the “State General Obligation Economic Development Bond Act,” codified at South Carolina Code Sections 11-41-10 et seq. Section 11-41-60 of the South Carolina Code provides that the maximum annual debt service on bonds issued under the State General Obligation Economic Development Bond Act must not exceed one-half of one percent (.50%) of the general fund revenues of the State for the fiscal year next preceding (excluding revenues which are authorized to be pledged for State Highway Bonds and State Institution Bonds).

During the 2004 session of the General Assembly, the limitation on general obligation debt service provided in Article X, Section 13, Paragraph 6, Subparagraph (c) was further increased from five and one-half percent (5.5%) to six percent (6%) of general fund revenues of the preceding fiscal year, with the additional debt service limited exclusively to bonds issued under the “South Carolina Research University Infrastructure Act,” codified at South Carolina Code Sections 11-51-10 et seq. Section 11-51-50 of the South Carolina Code provides that the maximum annual debt service on bonds issued under the South Carolina Research University Infrastructure Act must not exceed one-half of one percent (.50%) of the general fund revenues of the State for the fiscal year next preceding (excluding revenues which are authorized to be pledged for State Highway Bonds and State Institution Bonds). Section 11-51-40 of the South Carolina Code limits the amount of general obligation debt that may be outstanding at any one time pursuant to the South Carolina Research University Infrastructure Act to two hundred and fifty million dollars ($250,000,000).

Political Subdivision and School District General Obligation Debt Limit. Political subdivisions and school districts of the State have the power to issue general obligation debt without a referendum in an aggregate principal amount that does not exceed eight percent of the assessed value of all taxable property within the taxing jurisdiction of such political subdivision or school district. General obligation debt that is approved in a public referendum is not subject to the limitation. Similarly, certain special classes of indebtedness (for example, tax increment bonds, bond anticipation notes, special tax or assessment bonds, and tax anticipation notes) are also not subject to this limitation.

Article X of the South Carolina Constitution requires the levy and collection of an ad valorem tax to pay debt service on general obligation bonds. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. A statutory enactment provides for prospective application of state appropriations for school district debt, if a failure of timely payment appears likely. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds or to defray directly the cost of certain improvements.

Revenue Bonds. Revenue bonds issued by the State or a political subdivision thereof (which, under State law, may include industrial development bonds or other conduit issues) are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source, and are not subject to any debt limit. The repayment of revenue bonds depends entirely on the quality of the pledged revenue credit. No assurance can be given that the pledged revenue credit for any particular South Carolina Obligation will be sufficient to pay debt service on such South Carolina Obligation or that, if such debt service is paid, it will be paid in a timely fashion.

State Budgetary Process and Fiscal Planning. Article X, Section 7(a) of the South Carolina Constitution requires that the General Assembly provide for a budgetary process to ensure that annual expenditures of State government may not exceed annual State revenues. Article X, Section 7(c) requires that the General Assembly prescribe by law a spending limitation on appropriations for the operation of State government such that annual increases in appropriations may not exceed the annual growth rate of the economy of the State; provided, however, that this limitation is subject to suspension (for any one fiscal year) by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House.

Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year-end deficit. The General Reserve Fund is required to be funded in an amount equal to three percent (3%) of the general fund revenue of the last completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year-end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amounts so used must be restored to the General Reserve Fund within three Fiscal Years until the three percent (3%) requirement is again reached.

The Capital Reserve Fund is required to be funded in an amount equal to two percent (2%) of the general fund revenue of the last completed fiscal year. The South Carolina Constitution requires that the General Assembly provide that, if revenue forecasts before April 1 of the current fiscal year project that revenues for such fiscal year will be less than expenditures authorized by appropriation for such fiscal year, then such fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that such Fiscal Year has ended with an operating deficit, the South Carolina Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to such fiscal year's end operating deficit before withdrawing moneys from the General Reserve Fund for such purpose.

Fiscal responsibility in the State lies with the Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five days after the beginning of each regular session. Such budget is required to conform to the funding requirements contained in Article III, Section 36 of the South Carolina Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the South Carolina Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Board is required, within fifteen days of such determination, to take action to avoid a fiscal year-end deficit.

Recent State-Level Financial Results. Over the course of nine fiscal years through June 30, 2000, the State’s process of monitoring revenues and making adjustments to avoid a deficit resulted in budgetary surpluses in all by the 1991-1992 fiscal year. The revenue estimate for the State’s Budgetary General Fund at the beginning of fiscal year 2000-2001 as enacted by the General Assembly totaled $5,316.9 million. On November 9, 2000, the State’s Board of Economic Advisors reduced its base revenue estimate for fiscal year 2000-2001 by $96.9 million to $5,220.0 million. In response, the State Budget and Control Board at its November 21, 2000 meeting sequestered the State’s Capital Reserve Fund of $98,610,931 as required by the South Carolina Constitution and the State’s fiscal year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations. On May 8, 2001, the Budget and Control Board mandated one percent (1%) agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of unexpended appropriations. This provision was automatically suspended for the fiscal year because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the fiscal year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall. The General Reserve Fund balance at the beginning of fiscal year 2000-2001 was $145.4 million and was increased during 2000-2001 by $2.5 million.

Accordingly, the $87.4 million withdrawal at year end left the reserve funded at $60.5 million. As noted above, the South Carolina Constitution provides that the General Reserve Fund must be restored within three years to its full-funding amount of three percent (3%) of the State’s Budgetary General Fund revenues for the latest completed fiscal year.

On October 18, 2001, the Board of Economic Advisors reduced its fiscal year 2001-2002 General Fund revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its October 30, 2001 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $110,134,739 from the State’s Capital Reserve Fund; approval of an across-the-board reduction of General Fund appropriations of four percent (4%) for all agencies except where prohibited by proviso; and approval of a reduction of the local Government Fund to the level of fiscal year 2000-2001 allocations. On March 21, 2002, the Board of Economic Advisors further reduced its fiscal year 2001-2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the State Budget and Control Board at its March 26, 2002 meeting took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of General Fund appropriations of 2.52% for all agencies except where prohibited by proviso. Additionally, the Board of Economic Advisors revised the estimate for a revenue transfer to the State’s Tax Relief Trust Fund from $448.0 million to $458.7 million, which resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund. Also, the fiscal year 2001-2002 Appropriation Act contained appropriations for open-ended obligations totaling approximately $16.5 million which were to be paid regardless of the revenue shortfall.

In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State’s Comptroller General that, at the close of a fiscal year, funds will be needed to balance the Budgetary General Fund, the Budget and Control Board is authorized to borrow any amount needed to balance the Budgetary General Fund by borrowing from any department of state government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the Budget and Control Board from the general fund the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year. No such borrowing was effected in closing the fiscal year ended June 30, 2002.

Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2001-2002, the State’s Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $155 million, after giving effect to withdrawal of the $63 million balance held in the State’s General Reserve Fund. As required by the South Carolina Constitution, the General Assembly made provision in the 2002-2003 Appropriation Act appropriating the amounts of $38.8 million toward restoration of the General Reserve Fund requirement and $101.6 million, representing the Capital Reserve fund’s full funding amount for fiscal year 2002-2003.

On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2002-2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850.0 million to $5,519.0 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisers, the State Budget and Control Board, at its September 17, 2002 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described by sequestering the State’s Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting the State Budget and Control Board took action to impose an across-the-board reduction of 4.5% and sequestration of an additional 0.5%. On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2002-2003 General Fund revenue estimate to $5,399.0 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board, at its February 11, 2003 meeting took action to impose an additional across-the-board reduction of 3.73%, except where prohibited by proviso.

Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2002-2003, the State’s Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $177 million, including the $155 million unreserved fund deficit realized in fiscal year 2001-2002, and after giving effect to withdrawal of the $39 million balance held in the State’s General Reserve Fund. As required by the South Carolina Constitution, the General Assembly made provision in the 2003-2004 Appropriation Act appropriating the amounts of $49.2 million toward restoration of the General Reserve Fund requirement and $98.6 million representing the Capital Reserve Fund’s full funding amount for fiscal year 2003-2004.

On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2003-2004 General Fund revenue estimate from the 2003-2004 Appropriation Act base of $5,489.4 million to $5,381.8 million, a revenue reduction of $107.6 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board, at its August 20, 2003 meeting took action to avoid year-end deficits in accordance with the State law previously described by sequestering the State’s Capital Reserve Fund in the amount of $98,599,197 and approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by proviso. In its report to the State Budget and Control Board on August 15, 2003, the Board of Economic Advisors also advised that it would review circumstances in September, 2003, upon the availability of further economic data, to determine if additional adjustments to its fiscal year 2003-2004 General Fund revenue estimate would be necessary. No such adjustments were deemed to be necessary as a result of that review.

The State Budget and Control Board also took action in its August 20, 2003 meeting to effect an interfund borrowing in the amount of $22 million, with proceeds from the loan to be applied to the fiscal year 2003-2003 deficit in accordance with the 2002 legislative authorization discussed previously. The borrowing was made against funds available to the State and was paid in full on December 1, 2003. Acting on the advice of counsel under question of the State Budget and Control Board’s constitutional authority to commit funds of a current fiscal year for a prior fiscal year purpose (including an unreserved fund deficit), the State Budget and Control Board deferred action on the $155 million unreserved fund deficit until such time as the General Assembly reconvened in January, 2004.

The State’s Budgetary General Fund ended fiscal year 2003-2004 with a net budgetary surplus of $242,654,275, including application of $49,299,599 from the General Reserve Fund to the fiscal year 2001-2002 deficit. From the net budgetary surplus, $176,915,948 was applied to the accumulated unreserved fund deficit, $40,583,799 was designated for expenditure in fiscal year 2004-2005, and $25,154,528 was applied to restoration of the General Reserve Fund. At June 30, 2004, the balance of the General Reserve Fund was $25,154,528, and the balance of the Capital Reserve Fund was $0.

As required by the South Carolina Constitution, the General Assembly made provision in the 2004-2005 Appropriation Act appropriating the amounts of $50.0 million toward restoration of the General Reserve Fund requirement and $99.4 million representing the Capital Reserve Fund’s full funding amount for fiscal year 2004-2005. At June 30, 2005, the balance of the General Reserve Fund was $75,154,528, and the balance of the Capital Reserve Fund was $99,356,026.

The revenue estimate for the State’s Budgetary General Fund for fiscal year 2004-2005 as enacted by the General Assembly was $5,594.8 million. On May 9, 2005, the Board of Economic Advisors revised its estimate of fiscal year 2004-05 budgetary general fund revenue to $5,881.7 million, an increase of $286.9 million or 5.1% over the fiscal year 2004-05 appropriation act estimate. On August 11, 2005, the State’s Comptroller General reported that the State recognized a $300 million surplus for the fiscal year ended June 30, 2005, after giving effect to a one-time adjustment in the amount of $105 million to correct errors in accruals from prior fiscal years.

The revenue estimate for the State’s Budgetary General Fund for fiscal year 2005-06 as enacted by the General Assembly was $5,965.9 million. On November 10, 2005, the Board of Economic Advisors revised its estimate of fiscal year 2005-06 budgetary general fund revenue to $6,241.6 million, an increase of $275.7 million or 4.6% over its original fiscal year 2005-06 estimate. On February 17, 2006, the Board of Economic Advisors further revised its estimate of fiscal year 2005-06 budgetary general fund revenue to $6,391.5 million, an increase of $149.9 million, and 7.1% over its original fiscal year 2005-06 estimate. Through June 30, 2006, total general fund revenue collections exceeded prior year collections for the same period by $550 million or 9.6%. The 2005-06 appropriation act made provision for restoration of the general reserve fund and full funding of the capital reserve fund to their constitutionally required amounts. At June 30, 2006, both the general reserve and the capital reserve funds were fully funded at $153.5 million and $102.3 million, respectively.

The revenue estimate for the State’s Budgetary General Fund for fiscal year 2006-2007 as enacted by the General Assembly was $6,718.5 million. On November 9, 2006, the Board of Economic Advisors revised its estimate of fiscal year 2006-2007 Budgetary General Fund revenue to $6,896.4 million, an increase of $177.9 million, and 2.69% over its original fiscal year 2006-2007 estimate. On February 15, 2007, the Board of Economic Advisors further revised its estimate of fiscal year 2006-2007 budgetary General Fund revenue to $7,021.4 million, an increase of $125.0 million, and $302.9 million or 4.59% over its original fiscal year 2006-2007 estimate. Through June 30, 2007, total General Fund revenue collections were approximately $7,667.4 million. The 2006-2007 appropriation act made provisions for funding of the general reserve Fund and the capital reserve fund to their constitutionally required amounts. At June 30, 2007, both the general reserve fund and the capital reserve fund were fully funded at $167.7 million and $111.8 million, respectively.

Financial Statements. The General Fund Financial Statements, together with the State of South Carolina Annual Financial Report for the fiscal year ended June 30, 2007, may be found at www.cg.state.sc.us.

State Debt History and Ratings. The State of South Carolina has not defaulted on its bonded debt since 1879. The State’s credit rating was downgraded from “AAA” to “AA+” by S&P in January 1993, following several years of budgetary difficulties. The State’s “AAA” rating was restored by S&P in 1996, but was again downgraded to “AA+” by S&P in 2005. S&P generally cited the overall economic climate in the State, including the unemployment rate, as the basis for the downgrade. Moody’s has continued to assign its “Aaa” rating to the debt of the State, although in December of 2003 Moody’s assigned a “negative” outlook to the State’s general obligation debt. Effective March 27, 2007, Moody’s changed the outlook to “stable,” and the “stable” outlook remains in effect as of the date hereof. Therefore, as of the date hereof, S&P rates the State’s general obligation debt “AA+”, Moody’s rates the State’s general obligation debt “Aaa”. The foregoing ratings are of South Carolina’s general obligation indebtedness, and do not apply to bonds of political subdivisions or to revenue bonds not secured by the full faith and credit of the State.

State Pension Plans. The State maintains five statutorily established pension plans covering teachers and general State employees (“SCRS”), firemen and police officers (“PORS”), judges and solicitors (“JSRS”), members of the General Assembly (“GARS”), and members of the National Guard (“NGRS”). The General Assembly is required to appropriate sufficient moneys to maintain the actuarial soundness of the retirement system. Based on the most recent, complete actuarial valuation (June 30, 2005), membership and the remaining amortization period of unfunded accrued liability in these plans was as follows: SCRS, 181,827 active, 89,607 retired, 27-year amortization period; PORS, 23,734 active, 9,056 retired, 16-year amortization period; GARS, 209 active, 297 retired, 23-year amortization period; JSRS, 128 active, 139 retired, 28-year amortization period; and NGRS, 3,425 active, 2,535 retired, 30-year amortization period.

State Economic Characteristics. The State’s economy was predominantly dependent on agriculture until well into the 20th century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950’s, the State’s economy has undergone a gradual transition to other activities.

Real Gross State Product. Prior to the 2001 recession, the leading contributors to South Carolina’s gross state product were the manufacturing (21%), trade, transportation and utilities (19%), government (16%), and financial services (15%) industries. Since that time, the State’s overall economic profile has gradually diversified. December 31, 2005 projections indicate that the trade, transportation and utilities (19%) component of gross state product will exceed manufacturing (18%), followed by financial activities (17%), government (15%) and professional and business services (9%). Among the fastest growing contributors to South Carolina’s gross state product are educational and health (46% projected growth over the period 2000—2005), information (38%), financial (35%) and professional and business services (31%) industries. Despite a nationwide decline in manufacturing, South Carolina’s manufacturing industry is projected to have grown at 4% on the same basis. South Carolina’s gross state product is projected to have grown 24% from 2000—2005.

Employment. The unemployment rate has fallen from 6.8% for calendar year 2005 to 6.5% for calendar year 2006. Over the past four years, the State’s unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the State’s unemployment rate are declines in manufacturing jobs (declining 21% from 2000 to 2005), and strong growth in the labor force. While the State’s economy is generating jobs, not enough jobs have been created to address the expanding labor force. The State’s nonagricultural job count advanced 5.5% from 2000-2005 to 2.08 million. Strongest growth occurred in the service sector. Strongest job growth through the period 2000-2005 occurred in the educational and healthcare (18.3) and other services (25.5%) industries, followed by the financial (12%) and leisure and hospitality (7.5%) industries.

Per Capita Income. The State’s per capita income advanced at a slower pace than the U.S. average during 2006. State per capita income increased to $29,688, or 5.2% over 2005. The 2006 increase ranked as the highest per capital personal income growth rate for the State in the past three years.

Population. The State’s population estimate at July 1, 2006 was 4.321 million. The State’s rate of growth is one of the fastest in the United States.

Economic Development. For the calendar year 2006, the South Carolina Department of Commerce reported $2.99 billion in new capital investments, which are expected to create about 14,000 new jobs. For the calendar year 2005, the South Carolina Department of Commerce reported $2.6 billion in new capital investments, which are expected to create about 12,370 new jobs. In calendar year 2004, the Department of Commerce assisted with the expansion or location of firms creating 13,491 jobs. Those companies invested $2.76 billion in the State, up 146% over 2003. In

2004, the Department of Commerce reported that the projected average wage for Commerce-assisted job creation was $34,773, up 7% from 2003, and 128% of the State’s per capita income. More than 3,300 jobs were created in the State’s rural areas. Manufacturing was the leading sector for investment (94%) and job creation (61%). In calendar year 2003, the Department of Commerce reported that companies announced $1.1 billion in economic development projects during the year, which were expected to create 8,700 new jobs. Additional details and other information regarding economic development efforts may be found at the South Carolina Department of Commerce website http://www.sccommerce.com.

Litigation. There is presently no litigation challenging the validity of any general obligation debt issued or proposed to be issued by the State. As of March 27, 2007, the date of the State’s last published Official Statement relating to its general obligation debt, the Attorney General of the State advised that, except as described immediately below, there is neither threatened nor, to his knowledge pending, any litigation which would have any material adverse effect upon the revenues of the State.

Anonymous Taxpayers vs. South Carolina Department of Revenue. This action for impairment of contract and an unconstitutional taking of property was brought by a retired State employee to contest the validity of Act No. 189 of the Acts and Joint Resolutions of the South Carolina General Assembly of 1989. The petitioner in Anonymous Taxpayers asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act. No. 189 of 1989, was contractual in nature or a vested property right and not subject to repeal by statute. The trial court dismissed the original action. The South Carolina Supreme Court heard an appeal of the dismissal in January 2001. On March 12, 2001, the South Carolina Supreme Court entered its decision and remanded the case with instructions to dismiss the complaint without prejudice finding that the petitioner had failed to follow the proper administrative remedy.

In light of the State Supreme Court’s dismissal, the petitioner elected to pursue an administrative remedy before the South Carolina Department of Revenue. The petitioner’s refund claim was denied by the Department of Revenue, and his appeal was denied by the Administrative Law Court. Thereafter, petitioner sought rehearing which was denied. The petitioner has filed a petition for judicial review in the Circuit Court seeking judicial review of the decisions of the Administrative Law Court. The State requested that the Supreme Court assume jurisdiction of the petition for judicial review in an effort to expedite a final ruling on the appeal; however, this request was denied and the appeal remains pending in the Circuit Court. The State is pursuing its defense in Anonymous Taxpayers vigorously and believes that the decision of the Administrative Law Court will be upheld.

The State’s estimated potential exposure in the event of an adverse decision in Anonymous Taxpayers is $750 million in refunds of previously paid taxes, and $60-$70 million annually in lost tax revenue going forward.

Abbeville County School District, et al. v. State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State’s method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court’s dismissal of all but one of the counts, but reversed the lower court’s dismissal of a claim arising under the education clause of the South Carolina Constitution. Specifically, the South Carolina Supreme Court held that the South Carolina Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs requested leave to amend their complaint in the action to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State’s providing additional monies for public education and, possibly, for other purposes. On December 29, 2005, the Court issued an order concluding (a) that the instructional facilities in the school districts are safe and adequate to provide the opportunity for a minimally adequate education; (b) that the State’s curriculum standards at the minimum encompass the knowledge and skills necessary to satisfy the definition for a minimally adequate education; (c) that the State’s system of teacher licensure is sufficient to ensure at least minimally competent teachers to provide instruction consistent with the curriculum standards; (d) that inputs into the educational system, except for the funding of early childhood intervention programs, are sufficient to satisfy the constitutional requirement; (e) that the constitutional requirement of adequate funding is not met by the State as a result of its failure to adequately fund early childhood intervention programs; and (f) that the students in the school districts are denied the opportunity to receive a minimally adequate education because of the lack of effective and adequately funded early childhood intervention programs designed to address the impact of poverty on their educational abilities and achievements. Subsequently filed motions to alter or amend the order were denied by the Court. The plaintiffs, the House and the Senate have appealed to the Supreme Court and a briefing is to be completed in April 2008. There is no official estimate of the fiscal impact of any remedial action that will be necessitated by the findings of the Court; however, the General Assembly made provision in the 2006-07 appropriation act for $23 million to be expended for the purpose of initially addressing the Court’s findings, and further provided for establishment of a committee to study and determine steps necessary to address those findings in future years.

Dean v. South Carolina Department of Public Safety. This class action suit seeks back wages including overtime pay for all hours during which state troopers were on call and during which they were on special duty assignments. The suit seeks payment under the Fair Labor Standards Act (“FLSA”) and the State Wage Payment Act. The court has ruled that this is an “opt in” class, so that it includes all troopers in the State except for the less than 200 who opted out. Questions to be resolved in the case include whether a two or three year statute of limitations applies and whether the period of recovery may be extended back to 1986, the year the FLSA became applicable to the states. The court has ruled that treble damages would not apply to the State, but it has not ruled on the statute of limitations issue. Extensive discovery is proceeding. Settlement discussions have been undertaken. Under the Plaintiffs’ theory of the case, in the event of a loss to the State, the amount could exceed $12 million. The State is vigorously defending this case, but cannot predict its outcome.

Layman, et al., v. State of South Carolina. Four State employees, on their own behalf and alleging that they are representatives of a class, filed a complaint in the Richland County Court of Common Pleas asserting among other things that by requiring that employees who return to work after retirement (including employees participating in the Teacher and Employee Retention Incentive Program) resume making contributions into the retirement system, the provisions of Act No. 153 (as described above under the heading “GOVERNMENTAL STRUCTURE – Pension Plans”) constitute a breach of contract, an unconstitutional impairment of the plaintiffs’ contract rights, an unconstitutional taking of the plaintiffs’ property, and that such contributions are precluded by promissory estoppel. The complaint seeks damages, refunds, and a preliminary and permanent injunction enjoining the State from applying the Act to the plaintiffs. The plaintiffs filed a motion for the case to be heard by the South Carolina Supreme Court in its original jurisdiction. On August 11, 2005, the Supreme Court assumed jurisdiction of this case and set up a briefing schedule. The Court heard oral arguments on December 1, 2005. On August 26, 2005, the Supreme Court certified a class of South Carolina TERI participants who retired before July 1, 2005 and other working retirees who returned to work after retirement, but before July 1, 2005. On May 4, 2006, the Supreme Court issued its order holding that the TERI statute created a contract for retirees who entered the TERI program prior to July 1, 2005, and that contract was breached by requiring retirement contributions. The Court ordered the South Carolina Retirement System (SCRS) to refund all contributions received by these retirees while they were participating in the TERI program, plus interest. The Supreme Court remanded the issue of breach of contract related to the working retirees who retired and returned to work (not under the TERI program) prior to July 1, 2005. The State and SCRS filed a Petition for Rehearing on May 19, 2006. On June 1, 2006, the Supreme Court denied the State and SCRS’s petition in most respects; however, the Court did agree to decertify the class. The Court further ordered SCRS to make refund contributions to TERI participants who entered TERI prior to July 1, 2005, by July 1, 2006 with interest of 4%. (The interest rate was changed from 6% to 4% in Supreme Court Order dated June 6, 2006). Post judgment interest of 11.25% would begin to accrue on July 1, 2006 for refunds not paid by that date. The Court also remanded the case for a determination of whether attorneys’ fees are appropriate under SC Code Section 15-77-300 and if so, the amount of those attorneys’ fees. SCRS has effected the refunds which totaled approximately $36.5 million, excluding interest.

Arnold et al. v. the South Carolina Police Officers Retirement System, the South Carolina Retirement System and the State of South Carolina. Civil Action Number 2005-CP-22-756. The case is a putative class action case filed on August 9, 2005, alleging that provisions in Act 153 requiring working retirees in the Police Officers Retirement System (“PORS”) and the South Carolina Retirement System (“SCRS”) to make employee contributions are unconstitutional and illegal. Specifically, the plaintiffs allege that the provisions of Act 153 requiring working retirees to make contributions impairs contractual rights, constitutes an unlawful act of taking property, and violates due process. Plaintiffs seek a declaration that provisions in Act 153 affecting members who retired prior to July 1, 2005, are unconstitutional, an injunction enjoining the defendants from collecting employee contributions from plaintiffs, and a refund of all contributions paid by working retirees under Act 153, including attorney’s fees. If the plaintiffs were to prevail, the defendants estimate the potential loss from the South Carolina Police Officers System to be $2.15 million and the amount from the South Carolina Retirement System to be $55.4 million (the same estimate as in Layman, but the amount will not be duplicated). If the Court were to issue an adverse decision prior to July 1, 2006, the estimate would be prorated for the period from July 1, 2005 until the date of the decision. The South Carolina Police Officers System, the South Carolina Retirement System, and the State of South Carolina believe their defense is meritorious and they are vigorously defending the case.

Other litigation. Certain other legal actions to which the State is a party are discussed in the Notes to the State’s audited financial statements available at www.cg.state.sc.us.

Property Tax Reform; Sales Tax Swap. Act No. 388 of the Acts and Joint Resolutions of the General Assembly of the State of South Carolina for the year 2006 eliminates all school operating taxes on owner occupied homes, with a two-thirds vote required in the House and the Senate to change this provision.

Sales Tax Swap. The state sales tax was increased by one cent, excluding food and accommodations, effective June 1, 2007. Taxpayers began receiving relief from the school operating exemption on their tax bills due in January 2008. Revenues from the additional one cent tax will be placed into a trust fund. The trust fund will be used to (in priority order) to replace the eliminated school operating taxes on owner occupied homes with revenues from the one cent general sales tax imposed; then provide $2.5 million total in minimum replacement funding for each county to be distributed among the school districts; then, if funds are available, roll back county operations taxes on owner occupied homes as far as possible, as remaining funds are available from imposition of the new one cent general sales tax. If the revenues in the trust fund are ever insufficient to remove all school operating property taxes on owner occupied homes based on the growth factors outlined in the act, the difference must be made up from the General Fund. Only the school operating replacement funds and the funds for the $2.5 million floor become an obligation of the General Fund if growth is ever not sufficient to cover the obligations of the fund.

School District Reimbursements in Fiscal Year 2008-09 for Tax Year 2008. The aggregate amount of money available for disbursement will be increased by a percentage equal to the consumer price index plus population growth for the state. No district will ever receive less than they received in the first year. The incremental increase will be reimbursed on Weighted Pupil Units (WPU’s) with an add-on weight of .20 for eligible students in poverty. The distribution for the additional property tax credit for non-school county operating will be implemented like the distribution for the $100,000 school operating exemption. The relief will be in the form of a credit, not an exemption. The dollar amount of the credit will change each year.

Local Option Sales Tax Swap. This provision allows individual county referenda to impose additional Local Option Sales Tax (LOST) up to one cent, in increments of one-tenth to reduce property taxes; but will be revised such that this is to be layered on top or after the one-cent general sales tax increase/swap being imposed. A rescission referendum may be considered after two years, and every two years thereafter. Food, accommodations, and items subject to a maximum tax are exempt from this additional tax. Distributions will be made quarterly, with formulas established for multi-county school districts. Any new LOST approved by voters would apply to county and/or school operations and would apply to all classes of property. The referendum will be in 0.1 cent increments up to one cent. School operating revenue from the swap, as certified by the Office of Research and Statistics, will be considered part of the local maintenance of effort.

Other Local Property Tax Changes. Property taxing entities are prohibited from raising the operating millage rate by more than population growth plus the increase in the Consumer Price Index. This cap may not be overridden except in the case of an emergency situation, as listed below. This increase requires a 2/3 vote of the local governing body. The additional tax must be listed separately on the tax statement, and may only be put into effect for the amount of time necessary to remedy the emergency. Allowable emergency situations are a previous year’s deficit; a catastrophic event; court order or decree; loss of a taxpaying entity that made up more than 10% of the county’s property tax revenue; or a federal or state requirement enacted after date of ratification.

Pro-rata taxing is initiated, bringing new construction onto the tax roll within one month of the issuance of a certificate of occupancy. Property with improvements completed prior to July 1 will have the improved value applied to the current year, and improved property completed after July 1 will have improvements applied in the next year. A voluntary installment payment plan for property taxes is initiated. Counties may choose whether or not to allow the plan in their county. The plan is optional for taxpayers. It will consist of six payments paid in advance. Any non-property tax or state revenues are exempt from the millage limitation calculation. (e.g., grants, federal funds, etc.)

Additional Tax Relief. Beginning November 1, 2007, the existing sales tax on groceries (non-prepared food) was permanently eliminated. . Effective July 1, 2006, a county governing body may place a question on the ballot as to the removal of a currently imposed local option sales tax, without a petition from the citizens. If the local option sales tax remains in effect, it must be used to relieve property tax on the remaining classes.

Other Provisions. Changes were made to discontinue future alternate school district financing programs after December 31, 2006. Beginning January 1, 2007 such contracts must be counted under the constitutional 8% debt limit.

A Sales Tax Exemption Study Committee will be appointed to report findings to the General Assembly, recommend changes, and publish a comparison to other states. A report must be published no later than 2010, but the report may be completed earlier at the Committee’s discretion.

APPENDIX B

Risk Factors Affecting the New York Fund

This Appendix contains the Annual Information Statement of the State of New York (“AIS”), and the Updates to the Annual Information Statement (“Updates”) released on the dates specified herein. The AIS and Updates set forth the information about the financial condition of the State of New York. The State intends to further update and supplement the AIS as described therein.

THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE SERIES’ REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE.

The AIS set forth in this Appendix is dated May 8, 2007 and contains information only through that date. This Appendix sets forth sections of the AIS entitled “Current Fiscal Year.” The remaining sections of the AIS set out under the headings “Special Considerations,” “Prior Fiscal Years,” “Economics and Demographics,” “Debt and Other Financing Activities,” “State Organization,” “Authorities and Localities,” “Exhibit A” and Exhibit B” are not included herein.

The Quarterly Updates set forth in this Appendix are dated August 3, 2007 and November 15, 2007 and contain information only through those dates. This Appendix sets forth the sections of the Updates containing extracts from the First Quarterly Update to the 2007-2008 Financial Plan issued by the Division of the Budget on July 30, 2007 and, from the Mid-Year Update to the 2007-2008 Financial Plan issued by the Division of the Budget on October 30, 2007 and a discussion of special considerations that may affect the State’s Financial Plan projections. “Part II” and “Part III” are not included herein.

The entire AIS and Updates, including such remaining sections, were filed with each Nationally Recognized Municipal Securities Information Repository (“NRMSIR”). An official copy of the AIS or Update may be obtained by contacting a NRMSIR, or New York State Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. Informational copies of the AIS and Updates are available on the Internet at http://www.state.ny.us.

[Subsequent Sections of the AIS Are Not Set Forth Herein]

Annual Information Statement of the State of New York

Introduction

This Annual Information Statement (“AIS”) is dated May 8, 2007 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the “State”) and replaces the Annual Information Statement dated June 12, 2006 and all updates and supplements thereto. The AIS is scheduled to be updated on a quarterly basis (in August 2007, November 2007, and February 2008) and is subject to being supplemented from time to time as developments may warrant. This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

In this AIS, readers will find:

1. A section entitled the “Current Fiscal Year” that contains (a) extracts from the 2007-08 Enacted Budget Financial Plan dated April 19, 2007 (the “Financial Plan”) prepared by the Division of the Budget (“DOB”), including the State’s official Financial Plan projections, and (b) a discussion of potential risks that may affect the Financial Plan during the State’s current fiscal year under the heading “Special Considerations.” The first part of the section entitled “Current Fiscal Year” summarizes the major components of the 2007-08 Enacted Budget and the projected impact on operations, annual spending growth, and the magnitude of future potential budget gaps; the second part provides detailed information on projected total receipts and disbursements in the State’s governmental funds in 2007-08.

2. Information on other subjects relevant to the State’s fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State’s revised economic forecast and a profile of the State economy, (c) debt and other financing activities, (d) governmental organization, and (e) activities of public authorities and localities.

3. The status of significant litigation that has the potential to adversely affect the State’s finances.

DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from other sources, such as the Office of the State Comptroller (“OSC”). Information relating to matters described in the section entitled “Litigation” is furnished by the State Office of the Attorney General.

During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State’s financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as updated or supplemented, for official information regarding the financial condition of the State.

The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. The State has filed this AIS directly with the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs) and with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas established this internet-based disclosure filing system, approved by the Securities and Exchange Commission, to facilitate the transmission of disclosure-related information to the NRMSIRs. An official copy of this AIS may be obtained by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. OSC expects to issue the Basic Financial Statements for the 2006-07 fiscal year in July 2007. Copies may be obtained by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236 and will be available on its website at www.osc.state.ny.us.

Usage Notice

The AIS has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a “CDA”).

An informational copy of this AIS is available on the DOB website (www.budget.state.ny.us). The availability of this AIS in electronic form at DOB’s website is being provided solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the AIS on the website is not intended as a republication of the information therein on any date subsequent to its release date.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Current Fiscal Year

The 2007-08 Enacted Budget Financial Plan, extracts of which are set forth below, was prepared by the DOB and reflects the actions of the Legislature and Governor.

The 2007-08 Enacted Budget Financial Plan contains estimates for 2007-08 and projections for 2008-09 through 2010-11. As such, it contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions, including future economic conditions in the State and nation and potential litigation. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the 2007-08 Enacted Budget Financial Plan set forth below.

The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). The Financial Plan tables sort all State projections and results by fund and category. The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund — the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is statutorily required to be balanced, the focus of the State’s budget discussion is often weighted toward the General Fund.

The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds, which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State.

Fund types of the State include: the General Fund; State special revenue funds (SRFs), which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal SRFs, which receive Federal grants; State and Federal Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

2007-08 Enacted Budget Financial Plan Overview

Governor Spitzer submitted his $120.6 billion Executive Budget for fiscal year 2007-08 to the Legislature on January 31, 2007. During budget negotiations, the Executive and Legislature reached agreement that a total of $1 billion in resources above the Executive Budget forecast were available to finance legislative changes to the Governor’s Executive Budget. The Executive, Senate, and Assembly negotiated a budget agreement that culminated with enactment of the budget on April 1, 2007, in time for the start of the State’s fiscal year. As in past years, the Legislature enacted the debt service bill in March prior to taking final action on the entire budget. The Governor did not veto any legislative additions.

2007-08 Enacted Budget at a Glance: Impact on Key Measures

	2006-07 Results*	2007-08 Executive	2007-08 Enacted
Size of the Budget (millions)
General Fund	$51,591	$53,248	$53,684
State Funds	$77,311	$83,545	$83,779
All Funds	$112,764	$120,635	$120,675

Annual Spending Growth

General Fund	11.0%	4.2%	4.1%

State Funds	10.9%	7.8%	8.4%
All Funds	8.1%	6.3%	7.0%
Capital Spending
Capital Projects State Funds	$3,822	$5,628	$5,354
Capital Projects All Funds	$5,559	$7,604	$7,352
State Funds Growth (excl. Capital)	10.8%	6.2%	6.7%
All Funds Growth (excl. Capital)	8.1%	5.1%	5.7%
Receipts (All Funds) (millions)
Taxes	$58,739	$60,961	$61,960

Miscellaneous Receipts	$18,078	$20,058	$20,402

Federal Grants	$35,579	$37,313	$37,128

Underlying Tax Growth	12.8%	6.5%	7.8%
Outyear Gap Forecast (billions)
2008-09	n/ap	$2.3	$3.1
2009-10	n/ap	$4.5	$4.8
2010-11	n/ap	$6.3	$6.6

Total General Fund Reserves (billions)	$3.0	$3.0	$3.0

State Workforce	195,526	197,068	198,413
Debt (billions)
Debt Service as % All Funds	4.4%	4.2%	4.0%
State Related Debt Outstanding	$48.1	$52.6	$52.0

* Preliminary, unaudited results.

The Enacted Budget Financial Plan for 2007-08 is balanced on a cash basis in the General Fund, based on DOB’s current estimates. Annual spending in the General Fund is projected to grow by $2.1 billion (4.1 percent) from 2006-07 levels, which includes substantial increases in aid to public schools. The growth in spending is moderated by cost containment initiatives that reduce the overall rate of growth in health care spending. All Governmental Funds1 spending, which includes Federal aid, is estimated at $120.7 billion in 2007-08, an increase of $7.9 billion (7.0 percent) from 2006-07. Consistent with the Executive Budget recommendations, the Enacted Budget establishes $1.2 billion in flexible reserves that are planned to help balance future budgets. The General Fund is projected to have a closing balance of $3.0 billion in 2007-08, comparable to the level at the close of 2006-07. The balance consists of $1.2 billion in undesignated reserves and $1.8 billion in reserves for designated purposes.

The Enacted Budget Financial Plan projects potential General Fund budget gaps in future years in the range of $3.1 billion in 2008-09 growing to $4.8 billion in 2009-10 and $6.6 billion in 2010-11. State law requires that the annual budget submitted by the Governor and enacted by the Legislature be in balance.

The table below summarizes the multi-year General Fund fiscal impact of the 2007-08 Enacted Budget.

Changes to General Fund Operating Forecast for 2007-08 Through 2010-11 (millions of dollars) Savings/(Costs

	2007-08	2008-09	2009-10	2010-11
Executive Budget “Current Services” Gap
Estimates (Before Actions)	(1,540)	(2,965)	(5,060)	(5,331)

Proposed Savings Actions	3,850	3,774	4,851	5,050
Proposed Initiatives	(1,885)	(3,101)	(4,274)	(5,964)
Proposed Deposit to Debt Reduction Reserve	(250)	0	0	0
Proposed Deposit to New Rainy Day Reserve	(175)	0	0	0

Executive Budget Surplus/(Gap) Estimate	0	(2,292)	(4,483)	(6,245)
Net Legislative Additions	(1,215)	(1,719)	(1,649)	(1,750)
Net Available Resources	1,215	906	1,361	1,370

Enacted Budget Surplus/(Gap) Estimate	0	(3,105)	(4,771)	(6,625)

Entering the 2007-08 budget cycle, the State estimated a General Fund budget imbalance of $1.6 billion in 2007-08 and gaps in the range of $3 billion to $6 billion in future years. The Enacted Budget Financial Plan, which incorporates both the Legislature’s modifications to Executive recommendations and revisions to current service receipts and spending estimates, is also balanced in 2007-08, with gaps somewhat greater than those forecast at the time of the Executive Budget.

During budget negotiations, the Executive and Legislature agreed that additional net resources were available to finance changes to the 2007-08 Executive Budget. The resources included $1 billion in higher projected tax revenues; $50 million in additional abandoned property receipts; $50 million in savings in State programs based on

[1]	Hereafter “All Funds.” Comprises the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds.

updated information on program trends; new spending cuts and proposed spending not accepted by the Legislature totaling roughly $92 million in addition to $69 million in savings (such as retroactive Judicial salary increases) that affected 2006-07 estimated disbursements; and approximately $187 million in available fund balances. Planned payments from New York City of $428 million in 2007-08 and $350 million in 2008-09, which were originally added to the State’s receipts forecast in 2005, have been removed from the Financial Plan, partially offsetting the increase in available resources. New York City did not make similar planned payments in 2005-06 or 2006-07 and, accordingly, any such payments in the current or future years are no longer counted in the Financial Plan.

The Enacted Budget Financial Plan includes a number of substantive fiscal and policy initiatives:

School Aid: A new Foundation Aid formula is enacted in permanent law that bases the amount of School Aid on a district’s educational needs and its ability to provide local support for education. Under the Foundation Aid formula, approximately 72 percent of the aid increase will go to high-needs districts.

School Tax Relief (STAR): The Enacted Budget expands the STAR program, providing a new benefit that is targeted to middle class taxpayers.

Expanded access to health care for children: Access to health insurance coverage is made available for the 400,000 children that are without coverage in New York State.

Investment in stem cell research: Provides initial funding for stem cell research.

Increased deposits in reserves: The Enacted Budget finances deposits of $250 million to the Debt Reduction Reserve and $175 million to the new Rainy Day Reserve.

To finance the initiatives and eliminate the “current services” imbalance, the Enacted Budget Financial Plan includes $3.5 billion in savings and the use of prior-year surpluses:

•	Savings of $2.0 billion in spending restraint of which more than $1 billion will slow growth in Health, Medicaid and Mental Hygiene spending.

•	Approximately $450 million in loophole-closing revenue actions, which is partially offset by $150 million in revenue reductions from broad-based business tax cuts.

•	About $1.0 billion from the use of prior year surplus moneys.

The Enacted Budget Financial Plan maintains reserves of $3.0 billion in 2007-08, comparable to the level at the close of 2006-07. Reserves equal roughly 5.7 percent of projected General Fund spending. The Budget includes an initial deposit of $175 million to the new Rainy Day Reserve that may be used to respond to an economic downturn or catastrophic event and a $250 million deposit to the State’s Debt Reduction Reserve that will be used to eliminate high-cost debt. The reserves also include $1.0 billion in the Tax Stabilization Reserve Fund, $1.2 billion in a flexible reserve that is planned to lower the outyear budget gaps, and $353 million in the Community Projects Fund to finance existing legislative “member item” appropriations.

Size of the Enacted Budget and impact by major program

Total Disbursements (millions of dollars)

	2006-07 Results*	2007-08 Enacted	Annual $ Change	Annual % Change	Adjusted % Change**
General Fund	51,591	53,684	2,093	4.1%	n/a
State Funds	77,311	83,779	6,468	8.4%	6.7%
All Funds	112,764	120,675	7,911	7.0%	5.7%

* Unaudited year-end results.
** Reflects operational spending growth which excludes Capital Projects Funds spending.

General Fund spending, including transfers to other funds, is projected to total $53.7 billion in 2007-08, an increase of $2.1 billion over the 2006-07 forecast (4.1 percent). State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $6.5 billion (8.4 percent) and total $83.8 billion in 2007-08. All Funds spending, the broadest measure of spending, is projected to total $120.7 billion in 2007-08, an increase of $7.9 billion (7.0 percent).

The major sources of annual spending from 2006-07 to 2007-08 are presented in the following table, and are explained in detail later in this section.

Enacted Budget Disbursement Projections Major Sources of Annual Change (millions of dollars)

	General Fund	State Funds	All Funds
2006-07 Year-End Results	51,591	77,311	112,764

School Aid	1,506	1,660	1,706
Transportation	46	867	1,024
Economic Development	148	876	881
Public Health	145	410	731
STAR	0	736	736
Higher Education	266	556	598
Social Services	322	336	516
Mental Hygiene	261	332	461
Homeland Security	47	47	378
Other Education Aid	182	212	265
General State Charges	127	147	163
Medicaid (inc. takeover)	161	21	(20)
Capital/Other Transfers	(865)	0	0
All Other	(253)	268	472
2007-08 Enacted Budget Estimate	53,684	83,779	120,675

Dollar Change	2,093	6,468	7,911
Percent Change	4.1%	8.4%	7.0%
Percent Change Excluding Capital Spending	n/a	6.7%	5.7%

Projected 2007-08 Year-End Balances

DOB projects the State will end the 2007-08 fiscal year with a General Fund balance of $3.0 billion (5.7 percent of spending). The balance consists of $1.2 billion in undesignated reserves and $1.8 billion in reserves designated to finance existing or planned commitments. The projected closing balance is $12 million lower than the 2006-07 year-end results.

General Fund Estimated Closing Balance (millions of dollars)

	2006-07 Results*	2007-08 Enacted	Change
Year-End Fund Balance	3,045	3,033	(12)
Undesignated Reserves	1,052	1,227	175
Tax Stabilization Reserve Fund	1,031	1,031	0
Rainy Day Reserve Fund	0	175	175
Contingency Reserve Fund	21	21	0
Designated Reserves	1,993	1,806	(187)
Debt Reduction Reserve Fund	0	250	250
Remaining 2005-06 Surplus	787	0	(787)
Remaining 2006-07 Surplus	1,493	1,203	(290)
2006-07 Timing Related Changes	(565)	0	565
Community Projects Fund	278	353	75
* Unaudited year-end results.

The undesignated reserves include $1.0 billion in the State’s Tax Stabilization Reserve, after a deposit of $87 million in 2006-07 that maintained the balance at the statutory maximum of 2 percent of General Fund spending, $175 million in the new Rainy Day Reserve after an initial planned deposit in 2007-08, and $21 million in the Contingency Reserve Fund for litigation risks. The new Rainy Day Reserve can have a statutory maximum balance of 3 percent of General Fund spending and may be used to respond to an economic downturn or catastrophic event.

The designated reserves include $353 million in the Community Projects Fund to finance existing “member item” initiatives for the Legislature, $1.2 billion remaining from the 2006-07 surplus that is planned to be used in three equal amounts to lower the projected outyear budget gaps, and $250 million to reduce State debt levels. The 2006-07 closing balance is affected by the timing of $565 million in certain transactions across fiscal years. Specifically, certain revenues that were expected in late 2006-07 are now expected in 2007-08, and certain payments that were originally planned in 2007-08 were made in 2006-07. These transactions have no net impact over the two fiscal years, but do have the effect of decreasing the 2006-07 fund balance.

Risks to the Financial Plan

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The most significant short-term risks include the potential cost of collective bargaining agreements and salary increases for the Judiciary (and possibly other elected officials) in 2007-08 and beyond; potential Federal disallowances arising from audits related to Medicaid claims under the School Supportive Health Services program; proposed Federal rule changes concerning Medicaid payments; and under-performance of the national and State economies that can affect State revenues and increase the demand for means-tested programs such as Medicaid and welfare. For more information, see the “Financial Plan Reserves and Risks” section later in this AIS. A full discussion of risks to the State Financial Plan appears in the sections entitled “Special Considerations” and “Litigation” later in this AIS.

Changes to the Executive Budget

Recap of Multi-Year General Fund Operating Forecast:

Initial Budget through Enactment

Since the 2007-08 Executive Budget forecast, the operating forecast for 2007-08 has remained in balance from the combined impact of enacted cost containment, new spending initiatives and new resources. At the same time, the gap between spending and revenues for 2008-09 and beyond has widened slightly.

The table below summarizes the evolution of the General Fund operating forecast for 2007-08 through 2010-11 from the Executive Budget forecast through enactment.

Changes to General Fund Operating Forecast for 2007-08 Through 2010-11 (millions of dollars)

	2007-08	2008-09	2009-10	2010-11
“Current Services” Gap Estimates
(Before Executive Recommendations)	(1,548)	(2,971)	(5,066)	(5,337)
Savings Plan	3,858	3,780	4,857	5,056
New Initiatives	(2,310)	(3,101)	(4,274)	(5,964)
Executive Budget Surplus/(Gap) Estimate	0	(2,292)	(4,483)	(6,245)
Additional Resources Available:	1,215	906	1,361	1,370
Additional Revenues	1,039	900	900	900
New York City Payment	(428)	(358)	0	0
Abandoned Property	50	0	0	0
STAR	218	242	288	280
Current Service Revisions	101	73	114	104
Spending Cuts	48	49	59	86
Fund Balances	187	0	0	0
Additions:	(1,215)	(1,719)	(1,649)	(1,750)
Education	(436)	(429)	(491)	(683)
Higher Education	(39)	(55)	(55)	(55)
Health and Medicaid	(328)	(385)	(310)	(316)

Human Services	(55)	(70)	(70)	(70)
Criminal Justice	(59)	(81)	(72)	(64)
Mental Hygiene	(15)	(15)	(15)	(15)
Agriculture/Environment/Housing	(61)	(45)	(45)	(45)
Economic Development	(23)	(25)	(25)	(25)
Transportation	(11)	(10)	(10)	(10)
Local/General Government	(39)	(368)	(368)	(368)
Member Items	0	(85)	(85)	0
Net Tax Changes	(149)	(151)	(103)	(99)
Enacted Budget Surplus/(Gap) Estimate	0	(3,105)	(4,771)	(6,625)

Executive Budget Proposals vs. Enacted Budget

The Enacted Budget savings plan in 2007-08 includes $3.5 billion of the $3.9 billion in savings actions recommended in the Executive Budget.

The Enacted Budget also includes $2.9 billion for new initiatives, including most of the $2.3 billion recommended in the Executive Budget. Legislative adds, excluding restorations of Executive savings proposals, total roughly $485 million in higher spending for school aid, health care and other areas. In addition, the Enacted Budget includes $170 million for discretionary legislative “member items,” with additional funding beginning in 2008-09. One important distinction in 2007-08 is that the Governor did not choose to receive any “member item” funding. The table below compares the proposed savings and initiatives to the Enacted Plan.

General Fund Budget-Balancing Plan: Executive Proposals vs. Enacted Budget (millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Value of Savings Plan:
Proposed	3,858	3,780	4,857	5,056
Medicaid/Health/Mental Hygiene	1,301	954	1,920	1,734
VLT Expansion(1)	0	150	357	766
All Other Savings	1,062	1,708	1,642	1,618
Use of Prior-Year Surplus	1,046	401	401	401
Revenue Loophole Closers	449	567	537	537
Enacted	3,512	3,085	4,166	4,357
Medicaid/Health/Mental Hygiene	1,057	667	1,686	1,493
VLT Expansion(1)	0	150	357	766
All Other Savings	959	1,331	1,171	1,146
Use of Prior-Year Surplus	1,046	401	401	401
Revenue Loophole Closers	450	536	551	551
Value of New Initiatives:
Proposed	2,311	3,101	4,274	5,964
STAR	1,211	1,688	2,038	2,152
Additional School Aid	371	851	1,670	3,069
Health Care	103	193	173	192
Increase Reserves	425	0	0	0
All Other New Initiatives	201	369	393	551
Enacted	2,945	3,581	4,754	6,528
STAR	1,011	1,284	1,531	1,590
Additional School Aid	738	1,236	2,151	3,742
Health Care	170	264	245	264
Increase Reserves	425	0	0	0
New Tax Cuts	150	150	150	150
All Other New Initiatives	451	647	677	782

(1)	VLT expansion legislation was not a part of the Enacted Budget but is assumed to be addressed at a later date.

Additional detail is provided in the following tables that compare the actions approved in the Enacted Budget against those proposed in the Executive Budget.

New Initiatives

The Enacted Budget includes new initiatives totaling $2.9 billion in 2007-08, growing to $3.6 billion in 2008-09. Initiatives for increased school aid, STAR, tax cuts, health care, and increasing reserves account for roughly 85 percent of the total.

In addition to the school aid, STAR, and health care proposals described above, the Budget includes several other initiatives to reduce taxes or increase investments. These include a $150 per student increase in community college base aid, an increase in low-income housing tax credits, initial funding for stem cell research, additional resources to fight upstate crime, increased subsidies to upstate transit systems, and increased funding for mental hygiene programs.

In addition, the Enacted Budget includes $150 million in business tax cuts, including a tax cut for businesses with an emphasis on manufacturing and high technology, a reduction to the entire net income tax rate imposed on corporations, banks, and insurance companies from 7.5 percent to 7.1 percent. Other business tax cuts include a reduction to the alternative minimum tax rate imposed under the corporate franchise tax from 2.5 percent to 1.5 percent, a reduction to the entire net income tax rate imposed on certain manufacturers and qualified emerging technology companies from 7.5 percent to 6.5 percent, and an acceleration in the phase-in of the change in the computation of corporation’s business allocation percentage.

Savings

The Enacted Budget contains a set of health care, local aid, and operational reforms that will provide over $2.0 billion in savings in both 2007-08 and 2008-09.

Health Care

The 2007-08 savings plan includes the first step in a multi-year plan to reform the State’s health care system. Savings are projected to total more than $1 billion in the aggregate. The plan reduces the growth in reimbursement rates paid to most providers; strengthens statewide anti-fraud activities; reduces costs of prescription drugs; and enhances management of high-cost beneficiaries.

Specific savings initiatives include:

•

Reduce Rates/Redirect Subsidies: The Enacted Budget reduces the automatic inflationary rate increases for hospitals and nursing homes by 25 percent, freezes managed care premium payments, and revises subsidy payments to redirect funding to high-need facilities.

•

Pharmaceutical Savings: Reduces reimbursement rates for pharmacies; increases enrollment in the Medicare Part D program; and expands the applicability of the Preferred Drug Program to the Elderly Pharmaceutical Insurance Coverage (EPIC) program.

•	Enhanced Management of High-Cost Beneficiaries: Implements a series of new demonstration projects to help provide cost-effective and coordinated care to high-cost beneficiaries.

•

Anti-Fraud: Enactment of a False Claims Act covering Medicaid, audit staffing increases, greater use of technology, and stepped-up audit procedures will be put into place to generate overall financial savings.

Other savings include maximizing Federal aid, an increase in the covered lives assessment paid by insurance carriers, and additional health care conversion proceeds. The Enacted Budget does not continue the 0.35 percent assessment on hospital revenues beyond March 31, 2007.

Other Savings

Outside of health care, other enacted savings include reducing certain State aid to New York City, instituting strict controls on spending by State agencies, enhancing savings opportunities in the State’s debt management, and maximizing Federal aid.

The key Enacted Budget actions include the following initiatives:

Local Government Aid: Restructure local government aid to significantly increase aid to distressed municipalities over four years and reduce Aid and Incentives to Municipalities (AIM) funding to New York City in 2007-08 only.

Economic Development/Regulation: Generate savings from increasing New York City’s tax processing assessment, and reducing certain economic development initiatives. It also includes a sweep of excess funds from the State of New York Mortgage Agency (SONYMA).

Social Services/Labor: Increase the amount of the Temporary Assistance for Needy Families (TANF) public assistance offset through proposed reductions in the TANF funded commitment to several operational programs and several 2006-07 initiatives. In addition, a one-time transfer of $16 million will be made from Department of Labor interest assessment account funds to the General Fund, and the rates charged to local governments for youth in the Office of Children and Family Services (OCFS) facilities will be adjusted to reflect actual costs and to reconcile prior-year billings.

Public Safety/Homeland Security: Improve the parole violation process and continue State Operations efficiencies to generate savings. In addition, savings are generated by using non-General Fund resources to fund State Police public safety communications projects and certain Department of Criminal Justice Services (DCJS) programs.

Education/Arts: Includes funding for educational accountability initiatives, as well as increases for public libraries and public broadcasting.

Transportation: Includes savings from the transfer of transit operating assistance from the Metropolitan Mass Transportation Operating Assistance Fund (MMTOA) to Public Mass Transportation Operating Assistance (PTOA) rather than from the General Fund to PTOA, and reducing General Fund transfers to the Dedicated Highway and Bridge Trust Fund (DHBTF).

Debt Service: Savings are expected from an increase to the interest rate exchange and variable rate caps from 15 percent to 20 percent of debt outstanding, increased refunding opportunities from consolidated structures, and increased efficiencies in the bond sale process. In addition, $250 million is appropriated to reduce high-cost debt, which will lower future debt service costs.

Higher Education: Tuition Assistance Program (TAP) reforms have been enacted to promote the wise investment of taxpayer funds and more effectively determine TAP eligibility, including the use of an ability to benefit test that is approved by the Commissioner of Education.

STAR Rebate: The existing STAR Property Tax Rebate program is replaced by the new Middle Class STAR rebate program.

Video Lottery Terminal (VLT) Expansion: Legislation to authorize the expansion of a number of VLT facilities is expected to be enacted sometime in 2007-08 to generate additional revenue to support school aid funding.

All Other Savings: Includes State Operations savings, primarily in non-personal service costs (part of a statewide total of $85 million in non-personal service savings).

Revenue Loophole Closing Initiatives

State tax law currently contains a number of loopholes that enable certain taxpayers to shelter income in unintended ways. The Executive Budget proposed the elimination of a number of such loopholes.

The Enacted Budget loophole closing initiatives, which were used in part to finance $150 million of new business tax cuts described earlier, include:

•

Continue to deter the use of tax shelters by extending for two years the authorization for the Department of Taxation and Finance to require the reporting and disclosure of Federal and New York tax planning strategies that might be contrary to proper compliance with tax law.

•

Require certain corporations that are Federal S Corporations to also be New York S corporations. This provision will close a loophole that allows State taxpayers to avoid tax by taking advantage of the preferential investment allocation provision under the corporate franchise tax.

•

Provide the Commissioner of Taxation and Finance with authority similar to that now provided to the Federal Secretary of Treasury to end practices used by New York partnerships that allow nonresidents to avoid paying personal income tax on New York source income.

•	Require closely affiliated corporations which conduct substantial inter-corporate transactions across the affiliated group to file a combined, rather than separate, corporate franchise tax return.

•

Phase out over five years the deduction for certain subsidiary dividends received by a parent company from a real estate investment trust (REIT) or regulated investment company (RIC). This will ensure that the shareholders of the REIT or RIC pay tax on the income earned by the REIT or RIC. Banking corporations with taxable assets of $8 billion or less will not be subject to the phase out.

•	Close a loophole that allows banks to shelter income by using subsidiaries that were grandfathered as corporate taxpayers when the bank tax was changed in 1985.

Non-Recurring Resources

The State typically uses some non-recurring resources each year to support its operations. In many cases, the resources may occur each year, but are not included in the current services estimates since there is some uncertainty in timing and amounts that may be available. The following table summarizes the non-recurring resources included in the Enacted Budget.

General Fund 2007-08 Non-Recurring Resources (millions of dollars)

Transfer SONYMA Excess Balances to the General Fund	100
Sweep other excess balances	100
Medicaid: Obtain Federal Share for the Home Care Insurance Demonstration Initiative	82
Use excess balances in Lottery Fund to finance school aid costs	76
Additional Abandoned Property Revenue	50
Medicaid: Waive Statutory Reconciliation of Prior Year Hospital Assessment Collections	44
Medicaid: Drug Rebate Revenue	40
Mental Hygiene: Federal PIA revenues (Part B settlement; Accelerated DSH payments)	61
Mental Hygiene: Audit-Fraud Recoveries; Federal Recovery for OMH Children’s Facilities	18
Sweep cash for Cultural Education Storage Facility	20
Sweep Balance in the Unemployment Insurance Interest Assessment Account	16
Sweep Funds from Revenue Arrearage Account	15
DMV Compulsory Insurance Sweep	16
Sweep Funds from Motor Vehicle Law Enforcement Account	11
Sweep Additional Funds from various Public Health Accounts	10
Use Cellular Surcharge to Fund State Police Statewide Wireless Network	10
Sweep Excess EPF Fund Balances to General Fund	10
Finance National Guard Costs with Federal Funds	5
Sell Vacant Building Planned for Youth Opportunity Center	3
Sweep Cash from Several Welfare/OCFS Special Revenue Accounts	3
Utilize Federal Funds for Certain Welfare costs	2
Total One-Time Resources	692
Net Use of Prior-Year Surpluses (after deposit to reserves)	671
Total Non-Recurring Resources	1,363

The approved one-time actions consist mainly of routine transfers of available cash balances from other funds, time-specific transactions, and additional Federal aid including:

•

Medicaid: Savings from several actions help finance Medicaid costs that would otherwise be paid by the General Fund. These include obtaining Federal aid for the Health Care Insurance Demonstration initiative, a waiver of prior-year reconciliations of hospital assessment collections, and maximizing drug rebate revenues;

•

Mental Hygiene: Federal revenues are expected to increase as a result of one-time benefits including accelerated Medicaid claiming for services provided to mental hygiene consumers, a Federal Medicare settlement, retroactive billings for children’s residential facilities and expansion of quality assurance activities; and

•	Routine sweeps of fund balances and increased Federal aid account for the majority of the remaining non-recurring actions.

2007-08 Receipts and Disbursements Forecast

Introduction

This section describes the State’s Financial Plan projections for receipts and disbursements based on the 2007-08 Enacted Budget. The receipts forecast describes estimates for the State’s principal taxes, miscellaneous receipts, and transfers from other funds. The spending projections summarize the annual growth in current services spending and the impact of Enacted Budget actions on each of the State’s major areas of spending (e.g., Medicaid, school aid, mental hygiene).

The 2007-08 Financial Plan projections are presented on an All Funds basis, which encompasses activity in the General Fund, other State-supported Funds, and Federal Funds, thus providing the most comprehensive view of the financial operations of the State.

Receipts Forecast

Financial Plan receipts comprise a variety of taxes, fees, charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts.

Total Receipts (millions of dollars)

	2006-07	2007-08	Annual Change
	Results	Enacted	Dollars	Percent
General Fund	51,379	53,672	2,293	4.5%
State Funds	76,755	82,267	5,512	7.2%
All Funds	112,396	119,490	7,094	6.3%

2007-08 Receipts Overview

All Funds receipts are projected to total $119.5 billion, an increase of $7.1 billion over 2006-07 results. The total comprises tax receipts ($62.0 billion), Federal grants ($37.1 billion) and miscellaneous receipts ($20.4 billion). The following table summarizes the receipts actuals for 2006-07 and projections for 2007-08.

Total Receipts (millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	Percent Change	2008-09 Projected	Annual Change	Percent Change
General Fund	51,379	53,672	2,293	4.5	55,179	1,507	2.8
Taxes	38,668	39,264	596	1.5	41,046	1,782	4.5
Miscellaneous	2,268	2,485 59	217	9.6	2,054	(431)	(17.3)
Receipts	151	11,864	(92)	—	59	0	0.0
Federal Grants	10,292		1,572	15.3	12,020	156	1.3
Transfers

State Funds	76,755	82,267	5,512	7.2	85,777	3,510	4.3
Taxes	58,739	61,960	3,221	5.5	65,237	3,277	5.3
Miscellaneous	17,864	20,247	2,383	13.3	20,480	233	1.2
Receipts	152	60	(92)	(60.5)	60	0	0
Federal Grants
All Funds	112,396	119,490	7,094	6.3	125,117	5,627	4.7
Taxes	58,739	61,960	3,221	5.5	65,237	3,277	5.3
Miscellaneous	18,078	20,402	2,324	12.9	20,628	226	1.1
Receipts	35,579	37,128	1,549	4.4	39,252	2,124	5.7
Federal Grants

2007-08

•

Total All Funds receipts in 2007-08 are expected to reach $119.5 billion, an increase of $7.1 billion, or 6.3 percent from 2006-07 results. All Funds tax receipts are projected to grow by more than $3.2 billion. All Funds Federal grants are expected to increase by more than $1.5 billion, or 4.4 percent. All Funds Miscellaneous receipts are projected to increase by approximately $2.3 billion, or 12.9 percent.

•	After controlling for the impact of all policy changes, base tax revenue growth is estimated to be 7.8 percent for fiscal year 2007-08.

•	Total State Funds receipts are projected at $82.3 billion, an increase of $5.5 billion, or 7.2 percent from 2006-07 receipts.

•

Total General Fund receipts are projected at $53.7 billion, an increase of $2.3 billion, or 4.5 percent from 2006-07 results. General Fund tax receipt growth is projected to be 1.5 percent over 2006-07 results and General Fund miscellaneous receipts are projected to increase by $217 million. The relatively small growth in General Fund tax receipts largely reflects non-tax and non-economy related factors including proposals increasing STAR benefits and earmarking additional funds to debt service funds. Federal grants decline due to the loss of one-time Federal reimbursement for emergency costs related to delays in implementation of the Federal Medicare Part D program.

Fiscal Years 2007-08 through 2010-11

Total Receipts (millions of dollars)

	2008-09 Projected	Annual Change	Percent Change	2009-10 Projected	Annual Change	Percent Change	2010-11 Projected	Annual Change	Percent Change
General Fund	55,179	1,507	2.8	58,258	3,079	5.6	60,868	2,610	4.5
Taxes	41,046	1,782	4.5	43,244	2,198	5.4	45,335	2,091	4.8

State Funds	85,777	3,510	4.3	89,385	3,608	4.2	92,912	3,527	3.9
Taxes	65,237	3,277	5.3	68,840	3,603	5.5	72,024	3,184	4.6
All Funds	125,117	5,627	4.7	129,903	4,786	3.8	135,310	5,407	4.2
Taxes	65,237	3,278	5.3	68,840	3,603	5.5	72,024	3,184	4.6

Overall, receipts growth through fiscal year 2010-11 is expected to remain strong consistent with projected continued growth in the U.S. and New York economies. In addition, actions contained with this Budget eliminate unintended tax loopholes and supplement Department of Taxation and Finance efforts to find non-compliant taxpayers; these actions are expected to enhance receipt growth through 2010-11.

•

Total All Funds receipts in 2008-09 are projected to reach $125.1 billion, an increase of $5.6 billion, or 4.7 percent from 2007-08 estimates. All Funds receipts in 2009-10 are expected to increase to nearly $130 billion, or 3.8 percent over the prior year. In 2010-11, receipts are expected to increase by more than $5.4 billion over 2009-10.

•

All Funds tax receipts are expected to increase by 5.3 percent in 2008-09, 5.5 percent in 2009-10 and 4.6 percent in 2010-11. Again, the growth pattern is consistent with an economic forecast of continued but modest economic growth.

•	Total State Funds receipts are projected to be nearly $85.8 billion in 2008-09, nearly $89.4 billion in 2009-10 and almost $93.0 billion in 2010-11.

•	Total General Fund receipts are projected to be $55.2 billion in 2008-09, nearly $58.3 billion in 2009-10 and roughly $60.9 billion in 2010-11.

Change From Executive Budget Estimates & Projections (millions of dollars)

	2007-08 21-Day Amendments	2007-08 Enacted Budget	Change	Percent Change	2008-09 21-Day Amendments	2008-09 Enacted Budget	Change	Percent Change
General Fund	41,194	41,808	614	1.5	42,695	43,159	464	1.1
Taxes	38,284	39,264	980	2.6	40,223	41,046	823	2.0
Miscellaneous	2,851	2,485	(366)	(12.8)	2,413	2,054	(359)	(14.9)
Receipts
Federal Grants	59	59	0	0.0	59	59	0	0.0
State Funds	80,923	82,267	1,344	1.7	85,255	85,777	522	0.6
Taxes	60,961	61,960	999	1.6	64,388	65,237	849	1.3
Miscellaneous	19,902	20,247	345	1.7	20,807	20,480	(327)	(1.6)
Receipts

Federal Grants	60	60	0	0.3	60	60	0	0.3
All Funds	118,331	119,490	1,159	1.0	124,400	125,117	717	0.6
Taxes	60,961	61,960	999	1.6	64,388	65,237	849	1.3
Miscellaneous	20,057	20,402	345	1.7	20,955	20,628	(327)	(1.6)
Receipts
Federal Grants	37,313	37,128	(185)	(0.5)	39,057	39,252	195	0.5

Base Tax Receipts Growth

Governmental Funds Actual and Base Tax Receipts Growth (percent growth)

State Fiscal Year	Actual Receipts	Base Receipts	Personal Income Growth
2006-07	9.5	12.8	5.4
2007-08	5.5	7.8	5.0
2008-09	5.3	5.3	5.0
2009-10	5.5	5.6	5.2
2010-11	4.6	4.7	5.1

Base growth, adjusted for law changes, in tax receipts for fiscal year 2006-07 was a strong 12.8 percent. This was the third consecutive year of double digit growth in base tax receipts. The recent strong performance in the tax receipts base has benefited from several factors including:

•	improvements in overall economic activity, especially in New York City;

•	continued profitability and compensation gains of financial services companies;

•	continued growth in the downstate commercial real estate market; and

•	continued positive impact of high-income taxpayers on personal income tax growth.

Strong economic growth, especially concentrated in Downstate New York over the past several years, has driven large gains in receipts. It is expected that the rapid expansion in base revenue will stay strong in 2007-08 at 7.8 percent and moderate in 2008-09 and beyond. Base growth is expected to remain at or slightly above 5 percent throughout the forecast period. Actual receipts are expected to grow more slowly than the underlying base in 2007-08, reflecting the impact of tax actions taken with this Budget. As the above table indicates, non-adjusted receipts growth closely matches expected growth in personal income over the forecast period.

Personal Income Tax

Personal Income Tax (millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	22,940	22,885	(55)	24,128	1,243
Gross Collections	40,090	43,083	2,993	46,046	2,963
Refunds	(5,510)	(6,263)	(753)	(6,732)	(469)
STAR	(3,994)	(4,730)	(736)	(5,358)	(628)
RBTF	(7,647)	(9,205)	(1,558)	(9,828)	(623)

State/All Funds	34,580	36,820	2,240	39,314	2,494
Gross Collections	40,090	43,083	2,993	46,046	2,963
Refunds	(5,510)	(6,263)	(753)	(6,732)	(469)

All Funds income tax receipts for 2007-08 are projected to increase $2.2 billion over the prior-year to total $36.8 billion. Gross receipts are projected to increase 7.5 percent and reflect projected growth for tax year 2007 liabilities in withholding of 6.7 percent ($1.8 billion) and in estimated taxes of 9.9 percent ($750 million). Estimated taxes also include $6 million of receipts from Enacted Budget legislation that will extend statutory tools used by the Tax Department to address the use of abusive tax shelters. Payments from extensions and final returns for tax year 2006 are projected to increase in total by 8.4 percent, or by $242 million and $169 million, respectively. Receipts from delinquencies are projected to increase by 9.3 percent or $77 million over the prior year. Net receipts, which include refunds on tax year 2006 payments and liabilities, are projected to grow 6.5 percent. Refunds, which are projected to increase by a robust 13.7 percent or $753 million, reflect the impact of the Empire State Child Credit (a refundable credit for resident taxpayers with children ages 4 to 16) that was enacted in 2006 and is applicable to tax years beginning in 2006 and thereafter.

General Fund income tax receipts for 2007-08, which are net of deposits to the STAR Fund and the Revenue Bond Tax Fund (RBTF), are estimated to remain almost flat at $22.9 billion. Deposits to the STAR Fund, which will increase by $736 million to $4.7 billion in 2007-08, reflect Enacted Budget legislation that will increase the current STAR program by providing property tax relief rebates to middle-class homeowners and seniors. Deposits to the RBTF of over $9.2 billion reflect Enacted Budget legislation that requires RBTF deposits to be calculated before the deposit of income tax receipts to the STAR Fund. Although this has the impact of decreasing General Fund receipts by nearly $1.2 billion (25 percent of STAR), deposits in excess of debt service requirements are transferred back to the General Fund.

Personal Income Tax Change From Executive Budget Estimates (millions of dollars)
	2007-08 Executive Budget	2007-08 Enacted Budget	Change	Percent Change
General Fund	22,258	22,885	627	2.8
Gross Collections	42,588	43,083	495	1.2
Refunds	(6,314)	(6,263)	51	(0.8)
STAR	(4,948)	(4,730)	218	(4.4)
RBTF	(9,068)	(9,205)	(137)	1.5

State/All Funds	36,274	36,820	546	1.5
Gross Collections	42,588	43,083	495	1.2
Refunds	(6,314)	(6,263)	51	(0.8)

All Funds personal income tax receipts for 2007-08 are projected to be $546 million, or 1.5 percent, higher than projected in the Executive Budget with 21-Day Amendments. The increase is primarily due to stronger growth in withholding ($225 million), estimated payments ($200 million), and final return payments ($70 million). The net increase in final return payments reflects Enacted Budget legislation that does not include an Executive Budget recommendation to extend and restructure the higher level of fees imposed on limited liability company fees. The Enacted Budget also projects refunds to be $51 million below the Executive Budget forecast.

General Fund receipts are projected to be $627 million above the Executive Budget with 21-Day Amendments. This includes $546 million in additional net receipts, offset by a higher deposit to the RBTF of $137 million. As a result of amendments made to the STAR proposal submitted with the Executive Budget, deposits to STAR will be $218 million less than projected in the Executive Budget.

Personal Income Tax (millions of dollars)
	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change
General Fund	24,128	25,576	1,448	26,979	1,402
Gross Collections	46,046	49,004	2,958	51,824	2,820
Refunds	(6,732)	(7,120)	(388)	(7,664)	(544)
STAR	(5,358)	(5,838)	(480)	(6,141)	(304)
RBTF	(9,828)	(10,470)	(642)	(11,040)	(570)

State/All Funds	39,314	41,884	2,570	44,160	2,276
Gross Collections	46,046	49,004	2,958	51,824	2,820
Refunds	(6,732)	(7,120)	(388)	(7,664)	(544)

In general, income tax growth for 2008-09 and 2009-10 is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business net income and income derived from partnerships and S corporations, and the impact of tax law changes. Projections for 2008-09 and 2009-10 reflect the impact of Enacted Budget legislation that will close loopholes that allow nonresidents of New York partnerships and certain residents to use corporate status to avoid

New York personal income taxes. The legislation applies to tax years beginning on and after January 1, 2007 and is estimated to increase All Funds income tax receipts by $115 million annually beginning in 2008-09. In addition, receipts for 2008-09 reflect the second year impact of enacted legislation that extended the tax shelter legislation for two years.

All Funds PIT projected receipts for 2008-09 of $39.3 billion reflect an increase of 6.7 percent or $2.5 billion above the estimate for 2007-08. The forecast reflects continued solid economic growth and the impact of Enacted Budget legislation described above. All Funds receipts for 2009-10 continue to reflect relatively strong growth in tax liability, and are estimated at $41.9 billion, an increase of $2.6 billion or 6.5 percent above 2008-09.

General Fund income tax receipts are projected to increase by $1.2 billion to just over $24.1 billion in 2008-09. The change from 2007-08 reflects the growth in net receipts discussed above, a $600 million increase in transfers to the RBTF and a $650 million increase in transfers to the STAR Fund. The additional transfers to the STAR Fund will support an increase in the Middle Class STAR rebate program scheduled for 2008-09. General Fund PIT receipts for 2009-10 are projected to increase over 2008-09 by $1.4 billion to $25.5 billion. Receipts reflect the 2009-10 increase in the Middle Class STAR program and deposits to the RBTF that are consistent with growth in All Funds receipts discussed above.

User Taxes and Fees

User Taxes and Fees (millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	8,185	8,566	381	8,901	335
Sales Tax	7,539	7,867	328	8,205	338
Cigarette and Tobacco Taxes	411	447	36	443	(4)
Motor Vehicle Fees	(17)	0	17	0	0
Alcoholic Beverage Taxes	194	200	6	205	5
ABC License Fees	58	52	(6)	48	(4)
State/All Funds	13,457	14,187	730	14,680	493
Sales Tax	10,739	11,215	476	11,692	477
Cigarette and Tobacco Taxes	985	1,078	93	1,068	(10)
Motor Fuel	513	536	23	539	3
Motor Vehicle Fees	769	900	131	913	13
Highway Use Tax	153	157	4	164	7
Alcoholic Beverage Taxes	194	200	6	205	5
ABC License Fees	58	52	(6)	48	(4)
Auto Rental Tax	46	49	3	51	2
All Funds user taxes and fees receipts for 2007-08 are projected to be $14.2 billion, an increase of $730 million or 5.4 percent from 2006-07. General Fund user taxes and fees receipts are projected to total $8.6 billion in 2007-08, an increase of $381 million or 4.7 percent from 2006-07. This increase largely reflects the projected growth in the sales tax base (4.1 percent), the collection of taxes on sales to non-Native Americans on New York reservations and a reclassification of motor vehicle fees.

User Taxes And Fees Change From Executive Budget Estimates (millions of dollars)

	2007-08 Executive Budget	2007-08 Enacted Budget	Change	Percent Change
General Fund	8,633	8,566	(67)	(0.8)
Sales Tax	7,934	7,867	(67)	(0.8)
Cigarette and Tobacco Taxes	447	447	0	0
Motor Vehicle Fees	0	0	0	0
Alcoholic Beverage Taxes	200	200	0	0
ABC License Fees	52	52	0	0
State/All Funds	14,278	14,187	(91)	(0.6)
Sales Tax	11,306	11,215	(91)	(0.8)
Cigarette and Tobacco Taxes	1,078	1,078	0	0
Motor Fuel	536	536	0	0
Motor Vehicle Fees	900	900	0	0
Highway Use Tax	157	157	0	0
Alcoholic Beverage Taxes	200	200	0	0
ABC License Fees	52	52	0	0
Auto Rental Tax	49	49	0	0

User Taxes And Fees (millions of dollars)

	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change
General Fund	8,901	9,212	311	9,540	328
Sales Tax	8,205	8,514	309	8,845	331
Cigarette and Tobacco Taxes	443	437	(6)	432	(5)
Motor Vehicle Fees	0	0	0	0	0
Alcoholic Beverage Taxes	205	209	4	214	5
ABC License Fees	48	52	4	49	(3)
State/All Funds	14,680	15,181	501	15,683	502
Sales Tax	11,692	12,133	441	12,604	471
Cigarette and Tobacco Taxes	1,068	1,054	(14)	1,038	(16)
Motor Fuel	539	542	3	544	2
Motor Vehicle Fees	913	971	58	1,008	37
Highway Use Tax	164	167	3	171	4
Alcoholic Beverage Taxes	205	209	4	214	5
ABC License Fees	48	52	4	49	(3)
Auto Rental Tax	51	53	2	55	2

General Fund receipts from user taxes and fees are estimated to total $8.9 billion in 2008-09, an increase of $335 million from 2007-08. Receipts are projected to grow by an additional $300 million annually in 2009-10 and 2010-11 to $9.2 billion and $9.5 billion, respectively. The increase is due almost exclusively to the projected growth in the sales tax base. The underlying growth in the sales tax base is expected to be in the range of 3 to 4 percent.

Business Taxes

Business Taxes (millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	6,468	6,679	211	6,807	128
Corporate Franchise Tax	3,677	3,904	228	4,104	200
Corporation & Utilities Tax	626	618	(8)	623	5
Insurance Tax	1,142	1,176	34	1,161	(15)
Bank Tax	1,024	981	(43)	919	(62)

State/All Funds	8,606	8,919	313	9,084	166
Corporate Franchise Tax	4,228	4,476	248	4,701	226
Corporation & Utilities Tax	820	816	(4)	821	5
Insurance Tax	1,258	1,292	34	1,276	(16)
Bank Tax	1,210	1,150	(60)	1,073	(78)
Petroleum Business Tax	1,090	1,185	94	1,213	29

All Funds business tax receipts for 2007-08 of more than $8.9 billion are estimated to increase by nearly $313 million or 3.6 percent over the prior year. The estimates reflect a net increase in receipts of $362 million from enacted provisions that will close corporate tax loopholes that have allowed bank and corporate franchise taxpayers to use complex tax shelter techniques to avoid tax ($516 million) and certain business tax cuts. The loophole provisions include: a five-year phase out of the deduction for subsidiary capital received by certain corporations from closely-held real estate investment trusts ($102 million), combined filing requirements for corporations which conduct substantial inter-corporate transactions with one another to file a combined corporate franchise tax return ($381 million), eliminating the use of certain grandfathered corporations by banks to shelter income from tax ($22 million), and extending for two years the authorization for the Department of Taxation and Finance to require the reporting of abusive tax shelters ($17 million).

The Enacted Budget also reflects legislation that will reduce taxes by $154 million in 2007-08. That legislation reduces the entire net income tax rate imposed on corporations, banks, and insurance companies from 7.5 percent to 7.1 percent and the alternative minimum tax imposed under the corporate franchise tax from 2.5 percent to 1.5 percent (effective January 1, 2007). In addition, effective January 31, 2007, the entire net income tax rate imposed on certain manufacturers and qualified emerging technology companies is reduced from 7.5 percent to 6.5 percent. Enacted legislation also accelerates the effective date of the phase-in of the change in the computation of a corporation’s business allocation percentage from a three factor formula of payroll, property and receipts to a single receipts factor from January 1, 2008 to January 1, 2007, and increases the amount of low income housing credits the Commissioner of Housing and Community Renewal may allocate by $4 million.

All Funds non-audit business tax receipts before these enacted tax initiatives are estimated to increase 6.6 percent in 2007-08. This overall increase reflects a moderation in the growth of non-audit corporate franchise tax receipts to roughly 8.4 percent. This estimated rate of growth follows two consecutive years of extraordinary growth in non-audit corporate tax receipts of 40 percent in 2005-06 and 29 percent in 2006-07. Total corporate franchise tax receipts for 2007-08 of $4.5 billion reflect the enacted budget tax legislation described above and a moderation in audit receipts from last year’s historic levels.

All Funds non-audit bank tax receipts before enacted tax initiatives are projected to increase by 4.5 percent. Receipts from the bank tax also reflect a moderation in the growth of non-audit receipts of more than 40 percent in 2006-07. Total bank tax receipts for 2007-08 of $1.2 billion reflect the enacted budget tax legislation described above and a reduction in audit receipts from last year’s high levels.

Projected All Funds non-audit business tax receipts for 2007-08 also reflect growth in corporation and utilities taxes receipts of 3.6 percent, the insurance tax receipts of 4.1 percent and petroleum business tax receipts of 8 percent. All Funds audit receipts from all business taxes are projected to decline by 33 percent, or roughly $515 million, from the historical level of the prior year. Large declines in audit receipts are expected in all business taxes except the petroleum business taxes.

General Fund business tax receipts for 2007-08 of $6.7 billion are estimated to increase $211 million, or 3.3 percent over the prior year. Business tax receipts deposited to the General Fund reflect the All Funds trends and the enacted tax initiatives discussed above.

Business Taxes (millions of dollars)

	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change

General Fund	6,807	7,113	306	7,392	279
Corporate Franchise Tax	4,104	4,342	238	4,578	236
Corporation & Utilities Tax	623	628	5	632	4
Insurance Tax	1,161	1,197	36	1,236	39
Bank Tax	919	946	27	946	0

State/All Funds	9,084	9,435	351	9,757	323
Corporate Franchise Tax	4,701	4,975	273	5,245	270
Corporation & Utilities Tax	821	826	5	831	5
Insurance Tax	1,276	1,315	39	1,358	43
Bank Tax	1,073	1,100	27	1,100	0
Petroleum Business Tax	1,213	1,220	6	1,224	4

All Funds business tax receipts for 2008-09 are projected to increase $166 million, or 1.9 percent, to nearly $9.1 billion. The projected receipts reflect the impact of the loophole-closing and business tax rate reduction initiatives enacted in 2007. Without these law changes, business tax receipts are expected to increase by 2.3 percent from comparable 2007-08 receipts. This change reflects modest increases in corporate franchise tax, corporation and utilities taxes, and petroleum business taxes receipts, partially offset by modest decreases in bank tax and insurance taxes receipts.

For 2009-10, All Funds business tax receipts are projected to increase by 3.9 percent, to more than $9.4 billion. The projected receipts continue to reflect the loophole-closing and business tax rate reduction initiatives enacted in 2007. Without these law changes, business tax receipts are expected to increase by 3.7 percent from comparable 2008-09 receipts. This increase reflects minimal increases in corporation and utilities taxes and petroleum business tax receipts, with modest increases in receipts from each of the other business taxes.

Other Taxes

Other Taxes (millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	1,075	1,135	60	1,211	75
Estate Tax	1,063	1,115	51	1,190	75
Gift Tax	(10)	0	10	0	0
Real Property Gains Tax	0	0	(0)	0	0
Pari-mutuel Taxes	21	20	(1)	20	0
All Other Taxes	1	1	0	1	0
State/All Funds	2,097	2,036	(62)	2,161	125
Estate Tax	1,063	1,115	51	1,190	75
Gift Tax	(10)	0	10	0	0
Real Property Gains Tax	0	0	0	0	0
Real Estate Transfer Tax	1,022	900	(122)	950	50
Pari-mutuel Taxes	21	20	(1)	20	0
All Other Taxes	1	1	0	1	0

All Funds other tax receipts in 2007-08 are projected to be roughly $2 billion, down $62 million or 3.0 percent from 2006-07, reflecting retrenchment in real estate transfer tax receipts and a slight increase in estate tax collections. General Fund receipts for 2007-08 are projected to total more than $1.1 billion or a $60 million increase with estate tax collections expected to grow modestly.

Other Taxes (millions of dollars)

	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change
General Fund	1,211	1,342	131	1,425	83
Estate Tax	1,190	1,321	131	1,404	83
Gift Tax	0	0	0	0	0
Real Property Gains Tax	0	0	0	0	0
Pari-mutuel Taxes	20	20	0	20	0
All Other Taxes	1	1	0	1	0
State/All Funds	2,161	2,342	181	2,425	83
Estate Tax	1,190	1,321	131	1,404	83
Gift Tax	0	0	0	0	0
Real Property Gains Tax	0	0	0	0	0
Real Estate Transfer Tax	950	1,000	50	1,000	0
Pari-mutuel Taxes	20	20	0	20	0
All Other Taxes	1	1	0	1	0

General Fund receipts from other taxes are expected to grow modestly in the outyears, primarily reflecting modest growth in estate tax collections. All Funds other tax receipts are projected to increase moderately in future years, primarily due to positive change in the estate tax as well real estate transfer tax collections.

Miscellaneous Receipts

Miscellaneous Receipts and Federal Grants (millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	2,419	2,545	125	2,113	(431)
Miscellaneous Receipts	2,268	2,485	218	2,054	(431)
Federal Grants	152	59	(92)	59	0
State Funds	17,117	20,307	3,190	20,539	232
Miscellaneous Receipts	16,964	20,247	3,283	20,480	232
Federal Grants	153	60	(93)	60	0
All Funds	53,901	58,212	4,311	60,556	2,344
Miscellaneous Receipts	17,775	21,059	3,285	21,279	220
Federal Grants	36,126	37,153	1,026	39,277	2,124

General Fund miscellaneous receipts collections in 2007-08 are projected to reach approximately $2.5 billion, up $218 million from 2006-07 results, reflecting license and fee collections and expected receipts from the New York Power Authority, partially offset by decreases in receipts from investment income.

Miscellaneous Receipts and Federal Grants (millions of dollars)

	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change
General Fund	2,113	2,516	402	2,518	2
Miscellaneous Receipts	2,054	2,456	402	2,459	2
Federal Grants	59	59	0	59	0
State Funds	20,539	20,545	6	20,887	342
Miscellaneous Receipts	20,480	20,486	6	20,827	342
Federal Grants	60	60	0	60	0
All Funds	60,556	61,742	1,187	63,995	2,253
Miscellaneous Receipts	21,279	21,287	8	21,656	369
Federal Grants	39,277	40,456	1,179	42,339	1,883

General Fund miscellaneous receipts in 2008-09 are projected to be $2.1 billion, down $419 million from 2007-08. This decrease is primarily the result of the loss of certain receipts from the Power Authority and a decrease in abandoned property collections. General Fund miscellaneous receipts are projected to be up $402 million from 2008-09. Receipts are expected to remain relatively constant in 2010-11.

2007-08 DISBURSEMENTS FORECAST

Total Disbursements (millions of dollars)

	2006-07 Results*	2007-08 Enacted	Annual $ Change	Annual % Change	Adjusted % Change**
General Fund	51,591	53,684	2,093	4.1%	n/a
State Funds	77,311	83,779	6,468	8.4%	6.7%
All Funds	112,764	120,675	7,911	7.0%	5.7%

* Unaudited year-end results.
** Reflects operational spending growth which excludes Capital Projects Funds spending.

In 2007-08, General Fund spending, including transfers to other funds, is projected to total $53.7 billion. State Funds spending, which includes both the General Fund and spending from other funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $83.8 billion in 2007-08. All Funds spending, the broadest measure which includes Federal aid, is projected to total $120.7 billion in 2007-08.

The major sources of annual spending change between 2006-07 and 2007-08 are summarized in the following table.

Enacted Budget Spending Projections Major Sources of Annual Change from 2006-07 to 2007-08 (millions of dollars)

	General Fund	Other State Funds	State Funds	Federal Funds	All Funds
2006-07 Results	51,591	25,720	77,311	35,453	112,764
Major Functions
Public Health:
Medicaid	(43)	(140)	(183)	(41)	(224)
Medicaid Cap/FHP Takeover	204	0	204	0	204
Public Health	145	265	410	321	731
K-12 Education:
School Aid	1,506	154	1,660	46	1,706
All Other Education Aid	182	30	212	53	265
STAR	0	736	736	0	736
Higher Education	266	290	556	42	598
Social Services:
Temporary and Disability Assistance	128	6	134	95	229
Children and Family Services	194	8	202	85	287
Mental Hygiene	261	71	332	129	461
Transportation	46	821	867	157	1,024
General State Charges	127	20	147	16	163
Debt Service	(327)	10	(317)	0	(317)
All Other Changes
Economic Development	148	728	876	5	881
Homeland Security	47	0	47	331	378
Judiciary	84	42	126	1	127
World Trade Center	0	0	0	98	98
Elections	4	7	11	66	77
Environmental Conservation	13	69	82	(3)	79
Local Government Aid	(213)	0	(213)	0	(213)
Criminal Justice Services	30	26	56	(69)	(13)
Capital/Other Transfers	(865)	865	0	0	0
All Other	156	367	523	111	634
2007-08 Enacted Budget	53,684	30,095	83,779	36,896	120,675
Annual Dollar Change	2,093	4,375	6,468	1,443	7,911
Annual Percent Change	4.1%	17.0%	8.4%	4.1%	7.0%
Adjusted Annual Change excluding Capital Projects spending growth
Dollar Change	n/a	2,843	4,936	1,182	6,118
Percent Change	n/a	13.0%	6.7%	3.5%	5.7%

In general, the forecasts are described in two parts: the first describes the current services estimate for the 2007-08 fiscal year for major programs or activities; the second summarizes the Enacted Budget actions. The combination of current services spending growth and Enacted Budget actions produce the resulting annual change in spending.

The current services estimates are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. In correctional services, spending estimates are based in part on estimates of the State’s prison population, which in turn depend on forecasts of incarceration rates, release rates, and conviction rates. All projections account for the timing of payments, since not all the amounts appropriated in the budget are disbursed in the same fiscal year.

Grants to Local Governments

Grants to Local Governments (Local Assistance) includes payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending.

In 2007-08, All Funds spending for local assistance is expected to total $85.7 billion. Total spending comprises State aid to medical assistance providers and public health programs ($37.5 billion), State aid to school districts, universities, and TAP ($31.5 billion), Temporary and Disability Assistance ($4.3 billion), mental hygiene programs ($3.5 billion), transportation ($2.9 billion), children and family services ($2.6 billion), and local government assistance ($943 million). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

Local Assistance Spending Projections (millions of dollars)

	2006-07 Results	2007-08 Enacted	Annual Change	Percent Change
General Fund	34,302	37,158	2,856	8.3
Other State Support	15,575	16,984	1,409	8.9
State Funds	49,877	54,142	4,265	8.5
Federal Funds	30,848	31,512	664	2.2
All Funds	80,725	85,654	4,929	6.1

The following chart highlights local assistance annual spending changes from 2006-07 to 2007-08 by major program and/or agency.

Local Assistance Spending Projections Major Sources of Annual Change (millions of dollars)

	General Fund	State Funds	All Funds
2006-07 Results (unaudited)	34,302	49,877	80,725
School Aid	1,506	1,659	1,706
STAR	0	736	736
Public Health	138	93	393
Mental Hygiene	253	325	326
Homeland Security	0	0	325
Children and Families	174	175	267
Transportation	46	541	261
Temporary and Disability Assistance	118	123	203
Environmental Conservation	7	96	161
Medicaid (incl Admin)	161	22	(21)
All Other	453	495	72
2007-08 Enacted Budget	37,158	54,142	85,654
Annual Dollar Change	2,856	4,265	4,929
Annual Percent Change	8.3%	8.6%	6.1%

For 2007-08, All Funds local assistance spending is projected to total $85.7 billion, an increase of $4.9 billion (6.1 percent) over 2006-07 results. The growth is primarily driven by projected increases in School Aid ($1.7 billion), STAR spending ($736 million) which includes the expanded Middle Class STAR program, Public Health ($393 million), Mental Hygiene ($326 million), and Homeland Security ($325 million).

These annual changes in local assistance, as further categorized by current service requirements in addition to Enacted Budget savings and new initiatives, are outlined in more detail below.

Local Assistance Sources of Annual Spending Increase/(Decrease) from 2006-07 to 2007-08 (millions of dollars)

	General Fund	Other State Funds	Federal Funds	All Funds
Current Services:	2,902	36	852	3,790
Medicaid (incl Admin)	938	(383)	459	1,014
School Aid	768	154	46	968
Homeland Security	0	0	325	325
Mental Hygiene	255	30	1	286
Public Health	88	205	19	312
Children and Families	173	1	92	266
Temporary and Disability Assistance	156	6	95	257
Other Education	108	13	53	174
Transportation	45	237	(280)	2
STAR	0	(275)	0	(275)
All Other	371	48	42	461

Enacted Savings:	(1,206)	15	(581)	(1,772)
Medicaid Actions	(834)	219	(574)	(1,189)
Public Health	(49)	(185)	0	(234)
Local Government Assistance	(213)	0	0	(213)
Temporary and Disability Assistance	(37)	0	0	(37)
Children and Families	(27)	0	0	(27)
All Other	(46)	(19)	(7)	(72)

New Initiatives:	1,160	1,358	393	2,911
Middle Class STAR	0	1,011	0	1,011
School Aid	738	0	0	738
Public Health/F-SHRP	93	24	311	428
MTA/Transit Assistance	1	297	0	298
Other Education	97	0	0	97
Medicaid	57	24	74	73
Mental Hygiene	37	5	0	42
Children and Families	29	0	0	29
Community College Base Aid	26	0	0	26
All Other	82	(3)	8	87

Total Annual Change	2,856	1,409	664	4,929

Current Services

For 2007-08, on an All Funds basis, current service requirements increase by $3.8 billion above 2006-07 results. Over half of this increase is concentrated in School Aid and Medicaid ($1.0 billion each). Specific initiatives are described in more detail below.

Medicaid Program Growth: General Fund Medicaid spending is growing due to several factors, including the increasing cost of providing health care services, the rising number of recipients, and increases in medical service utilization in nursing homes and managed care programs. Other changes affecting growth include increases in managed care premiums and escalating prescription drug costs. Program growth in 2007-08 is partially offset in the General Fund by the prepayment in 2006-07 of expenses for Supplemental Medical Insurance and a Medicare Part D payment to the Federal government and by the timing of the use of certain assessment and drug rebate revenues. In Federal Funds, growth is partially reduced by the payment in 2006-07 instead of 2007-08 of certain Federal disproportionate share aid to hospitals. The number of Medicaid recipients is projected to reach 3.8 million in 2007-08, an increase of 4.0 percent over the current fiscal year.

School Aid: Growth reflects the balance of the 2006-07 school year increase and the level of spending growth which was already projected in the State’s current services plan. School aid commitments are made on a July 1 starting school-year basis, thus, each fiscal year, there is a “tail” of payments related to the prior-school year increase (roughly 30 percent of the prior-year total).

Homeland Security: As a result of the continued centralization of all “homeland security” grants, Federal grants previously budgeted in Criminal Justice Services have been transferred to the Office of Homeland Security (roughly $100 million). In addition, delays in Federal Homeland Security spending resulted in approximately $131 million of this spending being shifted from 2006-07 to 2007-08.

Mental Hygiene: Reflects increases in existing program commitments and mandates for the Office of Mental Retardation and Developmental Disabilities (OMRDD), the Office of Mental Health (OMH), and the Office for Alcohol and Substance Abuse Services (OASAS).

Public Health: Reflects increases in existing program commitments for Elderly Pharmaceutical Insurance Coverage (EPIC), the Early Intervention Program, and other reimbursements to local governments for the cost of providing local public health services.

Children and Families: Largely reflects the human services cost of living adjustment (COLA) and other legislative additions to services provided to children and families.

Temporary and Disability Assistance: Temporary Assistance for Needy Families (TANF) and Supplemental Security Income (SSI) are expected to increase over the prior year.

Other Education: Aid to non-public schools and special education costs are expected to increase over the prior year.

Transportation: Largely reflects timing of transit aid.

STAR: Reflects the replacement of the 2006-07 property tax rebate program with the new Middle Class STAR rebate program, partly offset by program growth in other STAR tax exemptions and Personal Income Tax (PIT) relief.

Enacted Savings

Nearly two-thirds of the Enacted Budget’s All Funds and General Fund local assistance savings plan relies on Medicaid actions ($1.2 billion). Other significant savings actions are described in more detail below.

Medicaid Actions: Largely reflects a strengthening of anti-fraud capabilities, a change in 2007 rates, pharmaceutical savings, and a reduction in workforce recruitment and retention.

Public Health: Reflects program reductions and other savings initiatives in public health programs, particularly in EPIC, Early Intervention, and programs financed by the Health Care Reform Act (HCRA).

Local Government Assistance: Largely reflects a one-time reduction in New York City’s unrestricted local government assistance, part of which is invested in funding for distressed municipalities.

Temporary and Disability Assistance: Reflects the reprogramming of TANF funding.

Children and Families: Largely reflects a cap on the rate of reimbursable growth for certain services and implementation delays in certain programs.

New Initiatives- The largest areas of investment in local assistance are described in detail below:

Middle Class STAR: Reflects an increased fiscal year cash impact of $1.0 billion in 2007-08. Middle Class STAR is targeted to benefit homeowners with incomes of $250,000 or less, based on a sliding scale increase in benefits. Under the 2007-08 STAR program, homeowners will get an increase of approximately 60 percent in their STAR savings via a rebate check if their household income is $90,000 or less ($120,000 or less in the New York City metropolitan region).

School Aid: This amount represents the new school year commitments related to the 2007-08 school year increase of $1.8 billion, approximately 70 percent of which is payable in the State’s 2007-08 fiscal year. The school aid growth reflects increased funding for a new Foundation Aid Program (which represents $13.6 billion of total school aid funding of $19.6 billion), an expansion in the Universal Prekindergarten program ($146 million) and an increase in Transportation Aid ($81 million).

Public Health/F-SHRP: Reflects the disbursement of Federal aid pursuant to the Federal-State Health Reform Partnership Program (F-SHRP), and other public health investments.

MTA/Transit Assistance: Largely reflects State aid increases to the Metropolitan Transit Authority (MTA), which will be financed with existing dedicated fund balances.

Other Education: Includes additional aid for non-public schools to comply with State attendance-taking requirements, additional funding for a variety of legislative initiatives, and other additional aid.

Medicaid: New initiatives include the simplification of enrollment, long-term care initiatives, demonstration projects for high-cost users, and additional hospital funding.

Mental Hygiene: Reflects Enacted Budget initiatives at OMH, OMRDD, and OASAS.

Children and Families: The Enacted Budget provides additional funding for programs serving children and families.

Community College Base Aid: For the 2007-08 academic year, base operating aid for SUNY and CUNY community colleges will be raised by $150 per full-time student to a total of $2,675 per full-time student.

State Operations

State Operations spending is for personal service (PS) and non-$personal service (NPS) costs. Personal service costs, which account for approximately two-thirds of State Operations spending, includes salaries of State employees of the Executive Branch, Legislature, and Judiciary, as well as overtime payments and costs for temporary employees. Non-personal service costs, which account for the remaining one-third of State Operations, represent the operating costs of State agencies, including real estate rental, utilities, contractual payments (e.g., consultants, information technology and professional business services), supplies and materials, equipment, telephone service and employee travel.

All Funds State Operations spending is projected at $18.7 billion in 2007-08, which finances the costs of Executive Branch agencies ($16.7 billion) and the Legislature and Judiciary ($1.9 billion). The largest executive branch agencies include SUNY ($4.8 billion; 39,834 Full Time Equivalent Employees (FTEs)), Correctional Services ($2.4 billion; 31,756 FTEs), Mental Hygiene ($2.9 billion; 40,422 FTEs), Public Health, including Office of the Medicaid Inspector General (OMIG) ($842 million; 6,674 FTEs), and State Police ($627 million; 5,927 FTEs).

Approximately 93 percent of the State workforce is unionized. The largest unions include the Civil Service Employees Association, which primarily represents office support staff and administrative personnel, machine operators, and therapeutic and custodial care staff; the Public Employees Federation which primarily represents professional and technical personnel (e.g., attorneys, nurses, accountants, social workers, and institution teachers); United University Professions which represents faculty and non-teaching professional staff within the State University system; and the New York State Correctional Officers and Police Benevolent Association comprised of security personnel (e.g., correction officers, safety and security officers).

The State workforce, which reflects full-time employees of the Executive Branch, excluding the Legislature, Judiciary, and contractual labor, is projected to total 198,413 in 2007-08, an increase of 2,887 FTEs over 2006-07 levels. Increases are expected in Mental Hygiene agencies (504 FTEs) primarily due to staffing related to the Sex Offender Management and Treatment Act and the NYS-CARES II program; the Office of the Medicaid Inspector General (284 FTEs), reflecting staffing growth needed for Medicaid audit and fraud prevention activities; Health (427 FTEs) and Labor (415 FTEs) reflecting authorized fill levels for 2007-08; Law (277 FTEs) due to several initiatives including Medicaid Fraud Investigation, the sex offender initiative, and Project Sunlight; Tax and Finance (158 FTEs) for enhanced compliance; and OCFS (215 FTEs) primarily for the addition of direct-care staff to improve the health and safety of youth and staff at youth facilities, offset by other changes.

State Operations Spending Projections (millions of dollars)

	2006-07 Results	2007-08 Enacted	Annual Change	Percent Change
General Fund	9,319	9,620	301	3.2%
Other State Support	5,195	5,821	626	12.1%
State Funds	14,514	15,441	927	6.4%
Federal Funds	3,013	3,285	272	9.0%
All Funds	17,527	18,726	1,199	6.8%

All Funds State Operations spending is expected to total $18.7 billion in 2007-08, comprised of Personal Services PS ($12.0 billion) and Non-Personal Service NPS ($6.7 billion). The majority of State Operations spending is for SUNY ($4.8 billion), Correctional Services ($2.4 billion), Judiciary ($1.9 billion), OMRDD ($1.5 billion) and OMH ($1.3 billion).

State Operations spending by category, based upon historical spending trends, is allocated among employee base salaries (62 percent), overtime payments (3 percent), contractual services (23 percent), supplies and materials (6 percent), employee travel (1 percent) and other operational costs (5 percent).

All Funds State Operations Spending Projections Major Sources of Annual Change (millions of dollars)

	Personal Service	Non-Personal Service	State Operations
2006-07 Results (unaudited)	11,555	5,972	17,527
State University of New York	168	187	355
Insurance Department	(19)	137	118
Health, including OMIG	51	63	114
Judiciary	66	27	93
Mental Retardation	45	27	72
Mental Health	85	(28)	57
Homeland security	35	18	53
City University of New York	45	8	53
Tribal State Compact	0	40	40
Wireless Network	1	33	34
Correctional Services	(125)	53	(72)
All Other	107	169	276
2007-08 Enacted Budget	12,023	6,703	18,726
Annual Dollar Change	468	731	1,199
Annual Percent Change	4.1%	12.2%	6.8%

All Funds State Operations spending increase of $1.2 billion (6.8 percent) is primarily driven by projected increases in SUNY ($355 million), the Insurance Department ($118 million), Public Health ($114 million), Judiciary ($93 million), OMRDD ($72 million), OMH ($57 million), Homeland Security ($53 million), and CUNY ($53 million), partially offset by a projected decline in DOCS ($72 million).

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, tax payments to municipalities related to public lands, and certain litigation against the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers’ compensation and unemployment insurance. Other costs include State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

General State Charges Spending Projections (millions of dollars)

	2006-07 Results	2007-08 Enacted	Annual Change	Percent Change
General Fund	4,403	4,530	127	2.9%
Other State Support	594	614	20	3.4%
State Funds	4,997	5,144	147	2.9%
Federal Funds	226	242	16	7.1%
All Funds	5,223	5,386	163	3.1%

Employee fringe benefits are paid mostly from the General Fund (84 percent), supplemented with revenue from fringe benefit assessments on Federal funds and other dedicated revenue programs (16 percent). Other General State Charges costs are paid in full by General Fund revenues.

All Funds spending on General State Charges is expected to total $5.4 billion in 2007-08, and comprises health insurance spending for employees ($1.6 billion) and retirees ($1.0 billion), pensions ($1.2 billion) and social security ($873 million).

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (e.g., Empire State Development Corporation, Dormitory Authority of the State of New York, Thruway Authority) for which the State is contractually obligated to pay debt service, subject to an appropriation. Depending on the credit structure, debt service is financed through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

Debt Service Spending Projections (millions of dollars)

	2006-07 Results	2007-08 Enacted	Annual Change	Percent Change
General Fund	1,906	1,579	(327)	-17.2%
Other State Support	2,545	2,555	10	0.4%
State Funds	4,451	4,134	(317)	-7.1%
All Funds	4,451	4,134	(317	-7.1%

All Funds debt service is projected at $4.1 billion in 2007-08, of which $1.58 billion is paid from the General Fund through transfers and $2.6 billion from other State funds, primarily dedicated taxes. The year-to-year decrease is due to the timing of payments which were made at the end of 2006-07 (absent such payments, 2007-08 debt service would have increased by an estimated 4.3 percent). Debt service is paid on revenue credits supported by dedicated taxes and fees and patient income, including Personal Income Tax Revenue Bonds, DHBTF bonds and Mental Health facilities bonds, as well as service contract bonds that are secured mainly by the General Fund. For more information, see the “Debt and Other Financing Activities” section later in this AIS.

Capital Projects

The Capital Projects Fund group accounts for spending across all functional areas to finance costs related to the acquisition, construction, repair or renovation of fixed assets. Spending from appropriations made from over 30 capital projects funds are financed from four sources: annual State taxes or dedicated miscellaneous receipts, grants from the Federal government, the proceeds of notes or bonds issued pursuant to General Obligation Bond Acts which are approved by the State voters, and the proceeds of notes or bonds issued by public authorities pursuant to legal authorization for State capital spending.

Capital Projects Spending Projections (millions of dollars)

	2006-07 Results	2007-08 Enacted	Annual Change	Percent Change
General Fund	389	82	(307)	-78.9%
Other State Support	3,432	5,271	1,839	53.6%
State Funds	3,821	5,353	1,532	40.1%
Federal Funds	1,737	1,999	262	15.1%
All Funds	5,558	7,352	1,794	32.3%

All Funds capital spending of $5.6 billion in 2006-07 is projected to increase to $7.3 billion in 2007-08. In fiscal year 2007-08, transportation spending, primarily for improvements and maintenance to the State’s highways and bridges, continues to account for the largest share (57 percent) of this total. The balance of projected spending will support capital investments in the areas of education (9 percent), mental hygiene and public protection (9 percent), economic development and government oversight (8 percent), parks and the environment (8 percent), and health and social welfare, general government, and other areas (9 percent). For more information, see the “Debt and Other Financing Activities” section later in this AIS.

Other Financing Sources/(Uses)

Every year, the State authorizes the transfer of resources among funds and accounts. All Funds transfers from other funds are expected to total $21.3 billion and comprise of $11.9 billion in the General Fund, $3.7 billion in the Special Revenue Funds, $5.5 billion in the Debt Service Funds and $293 million in the Capital Projects Funds.

All Funds transfers to other funds are also expected to total $21.3 billion and comprise $2.4 billion in the General Fund, $3.6 billion in the Special Revenue Funds, $14.4 billion in the Debt Service Funds and $947 million in the Capital Projects Funds.

The most significant General Fund transfer to other funds is for general debt service ($1.6 billion). Other significant General Fund transfers to other funds include Judiciary transfers to the Court Facilities Incentive Aid Fund, New York City County Clerks Fund, and Judiciary Data Processing Fund ($211 million, total) and transfers representing payments for patients residing in State-operated Health, Mental Hygiene and State University facilities ($174 million), SUNY hospital subsidy payments ($110 million), and to the Capital Projects fund for pay-as-you-go projects ($82 million). All other transfers to other funds totaled $219 million; the most significant include $69 million for the payment of banking services, $33 million for transit, $25 million for stem cell research, and $20 million for OMRDD.

Of the $11.9 billion General Fund transfer from other funds, $11.3 billion results from dedicated Personal Income, Sales and Real Estate Transfer taxes above required debt service. All other fund/account sweeps total $537 million, the largest of which include $133 million from the Tribal-State Compact, $100 million in miscellaneous special revenue sweeps, $28 million from DMV, $27 million from the Hazardous Waste Fund, and $21 million from the Cultural Education account.

General Fund Financial Plan Outyear Projections

Impact of Enacted Budget on Gap Forecast

The actions included in the 2007-08 Enacted Budget result in a balanced General Fund Financial Plan in 2007-08 and projected outyear gaps of $3.1 billion in 2008-09, $4.8 billion in 2009-10, and $6.6 billion in 2010-11.

The projected spending increases are driven by rising costs for public health care, the State-financed cap on local Medicaid spending, employee and retiree health benefits, mental hygiene services, child welfare programs, as well as the new initiatives for school aid and health care. Over the same period, General Fund receipts are estimated to grow at just over 4 percent a year (after tax cuts), consistent with the DOB’s forecast of moderating economic growth.

The following table summarizes the Financial Plan projections on the 2008-09 through 2010-11 budget gaps, as well as the annual changes in projected receipts, disbursements, the use of reserves, and changes in fund balances.

General Fund Enacted Budget Forecast (millions of dollars)

	2007-2008	2008-2009	2009 -20010	2010-2011
Receipts:
Taxes:
Personal income tax	22,885	24,128	25,576	26,979
User taxes and fees	8,565	8,900	9,213	9,539
Business taxes	6,679	6,807	7,113	7,392
Other taxes	1,135	1,211	1,342	1,425
Miscellaneous receipts	2,485	2,054	2,456	2,459
Federal grants	59	59	59	59
Transfers from other funds	11,864	12,020	12,499	13,015
PIT in excess of Revenue Bond debt service	8,445	8,765	9,133	9,505
Sales tax in excess of LGAC debt service	2,320	2,363	2,469	2,579
Real estate taxes in excess of CW/CA debt service	561	614	670	672
All other	538	278	227	259
Total receipts	53,672	55,179	58,258	60,868

Disbursements:
Grants to local governments	37,158	40,951	44,762	48,347
State operations	9,620	9,999	10,398	10,644
General State Charges	4,530	4,949	5,342	5,646
Transfers to other funds	2,376	2,851	2,993	3,408
Debt service	1,579	1,709	1,706	1,740
Capital projects	82	277	489	862
Other purposes	715	865	798	806
Total disbursements	53,684	58,750	63,495	68,045

Change in Reserves:
Debt Reduction Reserve Fund	250	0	0	0
Rainy Day Reserve Fund	175	0	0	0
Community Projects Fund	75	(65)	(65)	(151)
Prior Year Surpluses	(512)	(401)	(401)	(401)
Deposit to/(Use of Gap)	(12)	(466)	(466)	(552)

Enacted Budget Surplus/(Gap) Estimate	0	(3,105)	(4,771)	(6,625)

In evaluating the State’s outyear operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal condition is likely to diminish as one moves further from the current-year and budget-year estimates. Accordingly, the 2008-09 forecast is perhaps the most relevant from a planning perspective, since any gap in that year must be closed with the next budget and the variability of the estimates is likely to be less than in later years.

The following chart provides a “zero-based” look at the causes of the 2008-09 General Fund budget gap, followed by a brief summary of the assumptions behind the projections. Detailed explanation of the assumptions underlying the outyear revenue and spending projections appear elsewhere in this section.

2008-09 General Fund Annual Change Savings/(Costs) (millions of dollars)

2008-09
RECEIPTS	1,507
Constant Law Growth	3,267
Existing Tax Reductions	(130)
Uncommon Audit Collections	(117)
Change in STAR Tax Cuts	(650)
Change in Debt Service (RBTF/LGAC/CWCA)	(370)
Non-recurring 2007-08 Payments (NYPA; SONYMA; Hurricane Katrina)	(299)
Non-recurring Abandoned Property	(84)
All Other	(110)

DISBURSEMENTS	(5,066)
Local Assistance	(3,793)
Medicaid	(2,104)
Program Growth/Other	(1,255)
Medicaid Cap/Family Health Plus Takeover	(374)
Change in HCRA/Provider Assessment Financing	(475)
School Aid	(876)
Local Government Assistance	(380)
Mental Hygiene	(219)
Children and Family Services	(149)
All Other Local Assistance	(65)
State Operations	(379)
Personal Service	(215)
Non-personal Service	(164)
General State Charges	(419)
Health Insurance	(363)
Pensions	(41)
All Other	(15)
Transfers to Other Funds	(475)
Debt Service	(130)
Capital Projects	(195)
All Other	(150)
Use of Reserves (net)	454
CURRENT SERVICES BUDGET GAP FOR 2008-09	(3,105)

The forecast for 2008-09 is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the current services costs of program activities. DOB believes the estimates of annual change in revenues and spending that create the 2008-09 current services gap forecast are based on reasonable assumptions and methodologies. Significant assumptions that affect the forecast include:

•

Economic growth will continue during the forecast period. DOB’s forecast calls for moderate expansion in the economy. The momentum of the State’s expansion appears to have peaked in 2005, and the forecast calls for positive, but slowing, growth in 2007 and a return to trend growth in the outyears.

•

Revenues, adjusting for tax law changes, will grow in the range of 5 percent to 6 percent annually. The growth rate is consistent with DOB’s forecast for the economy, but, as in any year, is subject to significant volatility. Changes in the economic growth rate, Federal law, and taxpayer behavior all have a significant influence on receipts collections.

•	The Federal government will not make substantive funding changes to major aid programs or make substantive regulatory changes that adversely affect the State.

•

The projections do not include any extra costs for new labor settlements or pay increases for judges or elected officials. Current labor contracts expired on April 1, 2007. Each 1 percent salary increase is valued at $86 million in the General Fund and $134 million in All Funds.

•

The projections do not assume the use of one-time resources. In a typical year, the Financial Plan will include in the range of $500 million in such resources and DOB expects similar levels could be achieved in the future.

Changes to these or other assumptions have the potential to materially alter the size of the budget gaps for 2008-09 and beyond.

Outyear General Fund Disbursement Projections

DOB forecasts General Fund spending of $58.8 billion in 2008-09, an increase of $5.1 billion (9.4 percent) over projected 2007-08 levels. Growth in 2009-10 is projected at $4.7 billion (8.1 percent) and in 2010-11 at $4.6 billion (7.2 percent). The growth levels are based on current services projections, as modified by the actions contained in the 2007-08 Enacted Budget. The State Constitution requires the Governor to annually submit a balanced budget to the Legislature. The current estimates do not incorporate any proposals to control spending that are likely to be part of any balanced budget submission in 2008-09 and in future years. The main sources of annual spending growth for 2008-09, 2009-10, and 2010-11 are itemized in the following table.

General Fund Disbursement Projections (millions of dollars)

	2007-08	2008-09	Annual $ Change	2009-10	Annual $ Change	2010-11	Annual $ Change
Grants to Local Governments:	37,158	40,951	3,793	44,762	3,811	48,347	3,585

School Aid	16,170	17,046	876	18,576	1,530	20,358	1,782
Medicaid	8,081	9,811	1,730	11,166	1,355	11,893	727
Medicaid: Takeover Initiatives	974	1,348	374	1,898	550	2,453	555
Higher Education	2,388	2,460	72	2,515	55	2,542	27
Mental Hygiene	1,858	2,077	219	2,244	167	2,349	105
Children and Families Services	1,530	1,679	149	1,782	103	1,875	93
Temporary and Disability Assistance	1,394	1,438	44	1,434	(4)	1,429	(5)
Special Education - Categorical	1,025	1,083	58	1,145	62	1,210	65
Local Government Assistance	943	1,323	380	1,364	41	1,420	56
Public Health	719	771	52	756	(15)	766	10
Transportation	106	105	(1)	105	0	104	(1)
All Other	1,970	1,810	(160)	1,777	(33)	1,948	171
State Operations:	9,620	9,999	379	10,398	399	10,644	246

Personal Service	6,709	6,924	215	7,156	232	7,268	112
Non-Personal Service	2,911	3,075	164	3,242	167	3,376	134
General State Charges	4,530	4,949	419	5,342	393	5,646	304

Pensions	1,185	1,226	41	1,330	104	1,332	2
Health Insurance (Active Employees)	1,586	1,808	223	1,972	164	2,152	180
Health Insurance (Retired Employees)	1,007	1,148	141	1,255	107	1,373	118

All Other	752	769	17	785	16	789	4

Transfers to Other Funds:	2,376	2,851	475	2,993	142	3,408	415

Debt Service	1,579	1,709	130	1,706	(3)	1,740	34
Capital Projects	82	277	195	489	212	862	373
All Other	715	865	150	798	(67)	806	8
Total Disbursements	53,684	58,750	5,066	63,495	4,745	68,045	4,550

Grants to Local Governments

Annual growth in local assistance is driven primarily by Medicaid, school aid and welfare. The following table summarizes some of the factors that affect the local assistance projections over the forecast period.

Forecast for Selected Program Measures Affecting Local Assistance (millions of dollars)

	Actual	Forecast
	2006-07 *	2007-08	2008-09	2009-10	2010-11
Medicaid
Medicaid Coverage (excl. FHP)	3,690,578	3,854,312	4,008,484	4,168,824	4,335,577
Medicaid Inflation	1.4%	1.8%	4.4%	4.7%	4.3%
Medicaid Utilization	1.1%	1.4%	3.4%	3.5%	3.3%
State Takeover of County/NYC Costs
- Family Health Plus	$438	$477	$518	$530	$547
- Medicaid	$332	$497	$830	$1,368	$1,906
Education
School Aid (School Year)	$17,900	$19,600	$21,000	$23,200	$25,500
K-12 Enrollment	2,794,393	2,761,450	2,761,450	2,761,450	2,761,450
Public Higher Education Enrollment (FTEs)	503,538	515,178	515,178	515,178	515,178
TAP Recipients	323,000	318,000	318,000	318,000	318,000
Welfare
Family Assistance Caseload	415,200	397,600	393,000	391,900	391,400
Single Adult/No Children Caseload	150,600	155,400	155,400	154,100	152,600
Mental Hygiene
Mental Hygiene Community Beds	84,465	87,409	90,196	92,462	94,271

School Aid

On a school year basis, school aid is projected at $21.0 billion in 2008-09, $23.2 billion in 2009-10, and $25.5 billion in 2010-11. On a State fiscal year basis, General Fund school aid spending is projected to grow by $875 million in 2008-09, $1.5 billion in 2009-10, and $1.8 billion in 2010-11. Outside the General Fund, revenues from lottery sales are projected to increase by $63 million in 2008-09, $97 million in 2009-10, and $27 million in 2010-11, to a total of $2.2 billion in 2008-09 growing to $2.3 billion in 2010-11. In addition, VLT revenues are projected to increase by $476 million in 2008-09, $286 million in 2009-10, and $430 million in 2010-11, to a total of $1.1 billion in 2008-09 and growing to $1.8 billion in 2010-11. The VLT estimates assume the start of operations at Aqueduct by April 2008 and the approval of a proposed expansion plan in 2007-08, which is expected to provide $150 million of the increase planned in 2008-09, growing to $766 million in additional revenue provided in 2010-11.

The Financial Plan assumes that certain school aid initiatives included in the 2007-08 Enacted Budget are non-recurring. Specifically, High Tax Aid ($100 million); Supplemental Public Excess Cost Aid ($21 million) and the New York City Academic Achievement Grant ($89 million). In future years, projected school aid increases are primarily due to increases in Foundation Aid; Universal Prekindergarten expansion; and increases in expense-based aids such as Building Aid and Transportation Aid as detailed in the following table.

Four Year School Aid Projection—School Year Cumulative Increase (millions of dollars)

	Enacted	Forecast
	2007-08	2008-09	2009-10	2010-11
Foundation Aid	1,092	2,343	3,858	5,512
Universal Prekindergarten	103	200	300	350
Additional Prekindergarten	43	0	0	0
High Tax Aid	100	0	0	0
Supplemental Public Excess Cost	21	0	0	0
New York City Academic Achievement Grant	89	0	0	0
EXCEL Building Aid	112	184	197	197
Expense-Based Aids (Building, Transportation, High Cost and Private Excess Cost, BOCES)	142	332	785	1,280
Other Aid Categories/Initiatives/Miscellaneous Growth	63	63	200	300
School Aid Subtotal	1,765	3,122	5,340	7,639
Other: SED State Operations—Accountability Initiative	15	20	20	20
Total Cumulative Increase	1,780	3,142	5,360	7,659

Medicaid

The Financial Plan projects that General Fund spending for Medicaid will grow by roughly $2.1 billion in 2008-09, $1.9 billion in 2009-10, and another $1.3 billion in 2010-11.

Major Sources of Annual Change in Medicaid Growth General Fund (billions of dollars)

	Increase from Prior Year
	2008-09	2009-10	2010-11
Price/Utilization/Admin Growth	1.1	1.0	1.0
Timing	0.2	0.0	0.0
Extra Weekly Payment	0.0	0.3	(0.3)
Medicaid Cap/FHP Takeover	0.4	0.6	0.6
Provider Assessments	0.1	0.0	0.0
HCRA Financing	0.3	0.0	0.0
Total	2.1	1.9	1.3

This growth results, in part, from the combination of modest growth in recipients, service utilization, and medical care cost inflation. These factors are projected to add roughly $1.1 billion in costs annually. In 2009-10, an extra weekly payment to providers adds $300 million in spending. In addition, the State cap on local Medicaid costs and takeover of local FHP costs is projected to increase spending by $374 million in 2008-09, $550 million in 2009-10, and $555 million in 2010-11. The remaining growth is primarily attributed to certain nursing home delinquent payor assessment collections in 2007-08 that are not expected to recur in 2008-09 and lower levels of HCRA financing beginning in 2008-09, both of which are used to lower General Fund costs.

The average number of Medicaid recipients is expected to grow to 4 million in 2008-09, an increase of 4.0 percent from the estimated 2007-08 caseload of more than 3.8 million. FHP enrollment is estimated to grow to approximately 556,000 in 2008-09, an increase of 3 percent over projected 2007-08 enrollment of 540,000.

Mental Hygiene

Mental Hygiene spending is projected at $2.1 billion in 2008-09, $2.2 billion in 2009-10, and $2.3 billion in 2010-11. The growth is largely attributable to increases in the projected State share of Medicaid costs, cost-of-living increases, projected expansions of the various mental hygiene service systems including OMH’s Children’s Services, increases in the NYS-CARES program and in the development of children’s beds for out-of-state placements in OMRDD, the NY/NY III Supportive Housing agreement and community bed expansion in OMH, and several new chemical dependence treatment and prevention initiatives.

Children and Family Services

Children and Family Services spending is projected to grow by roughly $100 million annually in the outyears. The increases are driven primarily by expected growth in the open-ended child welfare services program, the impact of the OCFS Medicaid waiver, and cost-of-living increases for workers in foster care, and foster and adoptive parents enacted in 2006-07.

Temporary and Disability Assistance

Spending is projected at $1.4 billion in 2008-09, an increase of $44 million (3.2 percent) from 2007-08, and is expected to remain at virtually the same level in 2009-10 and 2010-11. Caseloads for family assistance and single adult/childless couples are projected to decline marginally. This reduction is more than countered by the reduced availability of Federal TANF to support public assistance costs, thereby increasing General Fund spending growth.

Other Local

All other local assistance programs total $7.6 billion in 2008-09, an increase of approximately $400 million over 2007-08 Enacted levels. This growth in spending results primarily from increases in local government assistance ($380 million) as unrestricted aid to New York City is expected to return to prior-year levels ($308 million increase) and additional AIM funding for “high need” municipalities increases another $50 million above 2007-08 levels.

State Operations

Forecast of Selected Program Measures Affecting State Operations

	Actual	Forecast
	2006-07	2007-08	2008-09	2009-10	2010-11
State Operations
Prison Population (Corrections)	63,577	63,400	63,400	63,400	63,400
Negotiated Salary Increases (1)	3.00%	0.0%	0.0%	0.0%	0.0%
Personal Service Inflation	0.8%	0.8%	0.8%	0.8%	0.8%
State Workforce	195,526	198,413	199,184	199,184	199,184

(1)	Negotiated salary increases include a recurring $800 base salary adjustment effective April 1, 2007.

State Operations spending is expected to total $10.0 billion in 2008-09, an annual increase of $379 million (3.9 percent). In 2009-10, spending is projected to grow by another $399 million to a total of $10.4 billion (3.9 percent). Spending in 2010-11 is projected to total $10.6 billion, $246 million above 2009-10 levels (2.4 percent). In all years, normal salary adjustments and increased staffing levels, primarily in mental health and corrections, drive higher personal service costs. Inflationary increases for non-personal service costs result in higher spending in all years. Additional growth is driven by spending for ongoing initiatives, including the civil commitment program Sexually Violent Offender and increasing medical and pharmacy costs in the areas of mental hygiene and corrections. The projections do not include any reserve for labor settlements after the current round of contracts, which expired on April 1, 2007 (United University Professions will expire on July 1, 2007).

General State Charges (GSCs)

Forecast of Selected Program Measures Affecting General State Charges

	Actual	Forecast
	2006-07	2007-08	2008-09	2009-10	2010-11
General State Charges
Pension Contribution Rate	10.2%	9.5%	9.9%	11.0%	11.0%
Employee/Retiree Health Insurance Rate	10.4%	6.6%	14.0%	9.2%	9.2%

GSCs are projected to total $5.0 billion in 2008-09, $5.3 billion in 2009-10 and $5.6 billion in 2010-11. The annual increases are due mainly to anticipated cost increases in pensions and health insurance for State employees and retirees.

The State’s pension contribution rate to the New York State and Local Retirement System is expected to increase from 9.5 percent of salary in 2007-08 to 9.9 percent in 2008-09 and 11.0 percent in 2009-10 and 2010-11. Pension spending in 2008-09 is projected to increase by $41 million over 2007-08 due to anticipated increases in the employer contribution rate. In 2009-10, spending is projected to grow by another $104 million to a total of $1.3 billion, and remains virtually unchanged in 2010-11. Spending for employee and retiree health care costs is expected to increase by $364 million in 2008-09, $271 million in 2009-10, and another $298 million in 2010-11 and assumes an average annual premium increase of roughly 10 percent. Health insurance is projected at $3.0 billion in 2008-09 ($1.8 billion for active employees and $1.2 billion for retired employees), $3.3 billion in 2009-10 ($2.0 billion for active employees and $1.3 billion for retired employees), and $3.5 billion in 2010-11 ($2.1 billion for active employees and $1.4 billion for retired employees).

Forecast of New York State Employee Health Insurance (millions of dollars)
Health Insurance

Year	Active Employees	Retirees	Total State
2006-07	1,492	940	2,432
2007-08	1,586	1,007	2,593
2008-09	1,808	1,148	2,956
2009-10	1,972	1,255	3,227
2010-11	2,152	1,373	3,525

All numbers reflect the cost of Health Insurance for General State Charges (Executive and Legislative branches) and the Office of Court Administration

Transfers to Other Funds

In 2008-09, transfers to other funds are estimated at $2.9 billion, an increase of $480 million over 2006-07. This increase is primarily attributed to the first in a series of annual transfers to the Dedicated Highway Fund ($37 million) aimed at reducing fund gaps, annual transfers of $50 million to support development of a single State financial management system, annual transfers of $50 million for stem cell research, and a return to normal patterns for SUNY Hospital State subsidy payments ($42 million increase) and debt service requirements ($130 million increase) after an acceleration of 2007-08 payments into 2006-07. In 2009-10 and 2010-11, transfers to other funds are expected to increase by $141 million and $415 million, respectively, as capital transfers to the Dedicated Highway Fund rise by an additional $209 million and $364 million in each of those years.

Financial Plan Reserves

Pursuant to a new State law, the State created a new Rainy Day Reserve in January 2007 that has an authorized balance of 3 percent of General Fund spending. The new Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The Enacted Budget for 2007-08 authorizes the first deposit of $175 million. When combined with the existing Tax Stabilization Reserve, which has a balance of 2 percent of General Fund spending and can be used only to cover unforeseen year-end deficits, the State’s Rainy Day Reserve authorization totals 5 percent of General Fund spending.

The State projects that General Fund reserves will total $3.0 billion at the end of 2007-08 (5.6 percent of General Fund Spending) with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $1.8 billion designated for subsequent use.

2007-08 General Fund Estimated Closing Balance (millions of dollars)

Year-End Fund Balance	3,033

Undesignated Reserves	1,227

Tax Stabilization Reserve Fund	1,031
Rainy Day Reserve Fund	175
Contingency Reserve Fund	21
Designated Reserves	1,806

Remaining 2006-07 Surplus	1,203
Debt Reduction Reserve Fund	250
Community Projects Fund	353

The $1.2 billion of undesignated reserves includes a balance of $1 billion in the Tax Stabilization Reserve, which is at its statutory maximum balance of 2 percent of General Fund spending, $175 million in the new Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

The Enacted Budget reserves another $1.8 billion designated for future use, including $1.2 billion remaining from the projected 2006-07 surplus (the Financial Plan projects that the reserve will be used in equal installments in each of the outyears). In addition, $250 million is set aside for debt reduction and $353 million is reserved in the Community Projects Fund to finance existing initiatives.

Aside from the amounts noted above, the 2007-08 Enacted Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

Cash Flow Forecast

Current projections continue to show relatively healthy monthly balances through the end of 2007-08. In 2007-08, the General Fund is projected to have quarterly-ending balances of $4.2 billion in June 2007, $5.0 billion in September 2007, $2.4 billion in December 2007, and $3.1 billion at the end of March 2008. The lowest projected month-end cash flow balance is $2.4 billion in December 2007. DOB’s detailed monthly cash flow projections for 2007-08 are provided later in this section.

OSC invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments through the Short-Term Investment Pool (STIP), which comprises joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds and Private Purpose Trust Funds), as well as several sole custody funds including the Tobacco Settlement Fund.

OSC is authorized to make short-term loans from STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year, based on legislation submitted with the Executive Budget. Loans may be granted only for amounts that the Director of the Budget certifies are “receivable on account” or can be repaid from the current operating receipts of the fund (i.e., loans cannot be granted in expectation of future revenue enhancements).

CASH FINANCIAL PLAN GENERAL FUND 2006-2007 and 2007-2008 (millions of dollars)

	2006-2007		2007-2008
	Year-End	Change	Enacted
Opening fund balance	3,257	(212)	3,045
Receipts:
Taxes:
Personal income tax	22,939	(54)	22,885
User taxes and fees	8,186	379	8,565
Business taxes	6,468	211	6,679
Other taxes	1,075	60	1,135
Miscellaneous receipts	2,268	217	2,485
Federal grants	151	(92)	59
Transfers from other funds:
PIT in excess of Revenue Bond debt service	7,136	1,309	8,445
Sales tax in excess of LGAC debt service	2,093	227	2,320
Real estate taxes in excess of CW/CA debt service	753	(192)	561
All other transfers	310	228	538
Total receipts	51,379	2,293	53,672
Disbursements:
Grants to local governments	34,302	2,856	37,158
State operations	9,319	301	9,620
General State charges	4,403	127	4,530
Transfers to other funds:
Debt service	1,906	(327)	1,579
Capital projects	389	(307)	82
Other purposes	1,272	(557)	715
Total disbursements	51,591	2,093	53,684
Change in fund balance	(212)	200	(12)
Closing fund balance	3,045	(12)	3,033
Reserves
Tax Stabilization Reserve Fund	1,031	0	1,031
Statutory Rainy Day Reserve Fund	0	175	175
Contingency Reserve Fund	21	0	21
Community Projects Fund	278	75	353
Debt Reduction Reserve Fund	0	250	250
2005-2006 Surplus	787	(787)	0
2006-2007 Surplus	1,493	(290)	1,203
2006-2007 Timing Related Transactions	(565)	565	0

Source: NYS DOB

*	2006-07 year-end results are preliminary and unaudited.

CASH FINANCIAL PLAN GENERAL FUND 2007-2008 THROUGH 2010-2011 (millions of dollars)

	2007-2008	2008-2009	2009-2010	2010-2011
	Enacted	Projected	Projected	Projected
Receipts:
Taxes:
Personal income tax	22,885	24,128	25,576	26,979
User taxes and fees	8,565	8,900	9,213	9,539
Business taxes	6,679	6,807	7,113	7,392
Other taxes	1,135	1,211	1,342	1,425
Miscellaneous receipts	2,485	2,054	2,456	2,459
Federal grants	59	59	59	59
Transfers from other funds:
PIT in excess of Revenue Bond debt service	8,445	8,765	9,133	9,505
Sales tax in excess of LGAC debt service	2,320	2,363	2,469	2,579
Real estate taxes in excess of CW/CA debt service	561	614	670	672
All other	538	278	227	259
Total receipts	53,672	55,179	58,258	60,868
Disbursements:
Grants to local governments	37,158	40,951	44,762	48,347
State operations	9,620	9,999	10,398	10,644
General State charges	4,530	4,949	5,342	5,646
Transfers to other funds:
Debt service	1,579	1,709	1,706	1,740
Capital projects	82	277	489	862
Other purposes	715	865	798	806
Total disbursements	53,684	58,750	63,495	68,045
Deposit to/(use of) Community Projects Fund	75	(65)	(65)	(151)
Deposit to/(use of) Rainy Day Reserve Fund	175	0	0	0
Deposit to/(use of) Debt Reduction Reserve Fund	250	0	0	0
Deposit to/(use of) 2005-06 Surplus	(787)	0	0	0
Deposit to/(use of) 2006-07 Surplus	275	(401)	(401)	(401)
Margin	0	(3,105)	(4,771)	(6,625)

Source: NYS DOB

CASH FINANCIAL PLAN GENERAL FUND 2007-2008 (millions of dollars)

	Executive		Enacted
	Proposal	Change	Budget
Opening fund balance	3,607	(562)	3,045
Receipts:
Taxes:
Personal income tax	22,258	627	22,885
User taxes and fees	8,633	(68)	8,565
Business taxes	6,333	346	6,679
Other taxes	1,060	75	1,135
Miscellaneous receipts	2,851	(366)	2,485
Federal grants	59	0	59
Transfers from other funds:
PIT in excess of Revenue Bond debt service	8,300	145	8,445
Sales tax in excess of LGAC debt service	2,277	43	2,320
Real estate taxes in excess of CW/CA debt	560	1	561
All other transfers	335	203	538
Total receipts	52,666	1,007	53,673
Disbursements:
Grants to local governments	36,384	774	37,158
State operations	9,602	18	9,620
General State charges	4,572	(42)	4,530
Transfers to other funds:
Debt service	1,752	(173)	1,579
Capital projects	255	(173)	82
Other purposes	683	32	715
Total disbursements	53,248	437	53,685
Change in fund balance	(582)	570	(12)
Closing fund balance	3,025	8	3,033
Reserves
Tax Stabilization Reserve Fund	1,025	6	1,031
Statutory Rainy Day Reserve Fund	175	0	175
Contingency Reserve Fund	21	0	21
Community Projects Fund	351	2	353
Debt Reduction Reserve Fund	250	0	250
2006-2007 Surplus	1,203	0	1,203

Source: NYS DOB

CURRENT STATE RECEIPTS GENERAL FUND 2006-2007 and 2007-2008 (millions of dollars)

			Annual Change
	2006-2007	2007-2008
Personal income tax	22,939	22,885	(54)
User taxes and fees	8,186	8,565	379
Sales and use tax	7,539	7,867	328
Cigarette and tobacco taxes	411	447	36
Motor vehicle fees	(16)	0	16
Alcoholic beverages taxes	194	200	6
Alcoholic beverage control license fees	58	51	(7)
Business taxes	6,468	6,679	211
Corporation franchise tax	3,676	3,904	228
Corporation and utilities tax	626	618	(8)
Insurance taxes	1,142	1,176	34
Bank tax	1,024	981	(43)
Other taxes	1,075	1,135	60
Estate tax	1,063	1,114	51
Gift tax	(10)	0	10
Real property gains tax	0	0	0
Pari-mutuel taxes	21	20	(1)
Other taxes	1	1	0
Total taxes	38,668	39,264	596
Miscellaneous receipts	2,268	2,485	217
Federal Grants	151	59	(92)
Total	41,087	41,808	721

Source: NYS DOB

*	2006-07 year-end results are preliminary and unaudited.

CASH FINANCIAL PLAN STATE FUNDS 2006-2007 (millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	3,257	3,791	(450)	221	6,819
Receipts:
Taxes	38,668	7,109	1,929	11,033	58,739
Miscellaneous receipts	2,268	12,502	2,246	848	17,864
Federal grants	151	1	0	0	152
Total receipts	41,087	19,612	4,175	11,881	76,755
Disbursements:
Grants to local governments	34,302	15,216	359	0	49
State operations	9,319	5,151	0	44	14
General State charges	4,403	594	0	0	4
Debt service	0	0	0	4,451	4
Capital projects	0	9	3,463	0	3
Total disbursements	48,024	20,970	3,822	4,495	77
Other financing sources (uses):
Transfers from other funds	10,292	1,587	454	5,600	17,933
Transfers to other funds	(3,567)	(349)	(766)	(12,974)	(17,656)
Bond and note proceeds	0	0	181	0	181
Net other financing sources (uses)	6,725	1,238	(131)	(7,374)	458
Change in fund balance	(212)	(120)	222	12	(98)
Closing fund balance	3,045	3,671	(228)	233	6,721

Source: NYS DOB

*	2006-07 year-end results are preliminary and unaudited.

CASH FINANCIAL PLAN STATE FUNDS 2007-2008 (millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	3,045	3,671	(228)	233	6,721
Receipts:
Taxes	39,264	8,009	2,166	12,521	61,960
Miscellaneous receipts	2,485	13,590	3,501	671	20,247
Federal grants	59	1	0	0	60
Total receipts	41,808	21,600	5,667	13,192	82,267
Disbursements:
Grants to local governments	37,158	16,545	439	0	54,142
State operations	9,620	5,760	0	61	15,441
General State charges	4,530	614	0	0	5,144
Debt service	0	0	0	4,134	4,134
Capital projects	0	3	4,915	0	4,918
Total disbursements	51,308	22,922	5,354	4,195	83,779
Other financing sources (uses):
Transfers from other funds	11,864	1,168	293	5,453	18,778
Transfers to other funds	(2,376)	(719)	(934)	(14,411)	(18,440)
Bond and note proceeds	0	0	358	0	358
Net other financing sources (uses)	9,488	449	(283)	(8,958)	696
Change in fund balance	(12)	(873)	30	39	(816)
Closing fund balance	3,033	2,798	(198)	272	5,905

Source: NYS DOB

CASH FINANCIAL PLAN STATE FUNDS 2008-2009 (millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,798	(198)	272	2,872
Receipts:
Taxes	41,046	8,684	2,200	13,307	65,237
Miscellaneous receipts	2,054	14,186	3,560	680	20,480
Federal grants	59	1	0	0	60
Total receipts	43,159	22,871	5,760	13,987	85,777
Disbursements:
Grants to local governments	40,951	17,255	464	0	58,670
State operations	9,999	5,840	0	61	15,900
General State charges	4,949	628	0	0	5,577
Debt service	0	0	0	4,798	4,798
Capital projects	0	3	5,340	0	5,343
Total disbursements	55,899	23,726	5,804	4,859	90,288
Other financing sources (uses):
Transfers from other funds	12,020	1,304	530	5,734	19,588
Transfers to other funds	(2,851)	(532)	(1,006)	(14,835)	(19,224)
Bond and note proceeds	0	0	545	0	545
Net other financing sources (uses)	9,169	772	69	(9,101)	909
Deposit to/(use of) Community Projects Fund	(65)	0	0	0	(65)
Deposit to/(use of) 2006-07 Surplus	(401)	0	0	0	(401)
Change in fund balance	(3,105)	(83)	25	27	(3,602)
Closing fund balance	(3,105)	2,715	(173)	299	(730)

Source: NYS DOB

CASH FINANCIAL PLAN STATE FUNDS 2009-2010 (millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,715	(173)	299	2,841
Receipts:
Taxes	43,244	9,248	2,246	14,102	68,840
Miscellaneous receipts	2,456	14,005	3,342	682	20,485
Federal grants	59	1	0	0	60
Total receipts	45,759	23,254	5,588	14,784	89,385
Disbursements:
Grants to local governments	44,762	18,201	466	0	63,429
State operations	10,398	5,794	0	61	16,253
General State charges	5,342	640	0	0	5,982
Debt service	0	0	0	5,250	5,250
Capital projects	0	3	5,297	0	5,300
Total disbursements	60,502	24,638	5,763	5,311	96,214
Other financing sources (uses):
Transfers from other funds	12,499	1,239	672	5,896	20,306
Transfers to other funds	(2,993)	(419)	(1,103)	(15,365)	(19,880)
Bond and note proceeds	0	0	638	0	638
Net other financing sources (uses)	9,506	820	207	(9,469)	1,064
Deposit to/(use of) Community Projects Fund	(65)	0	0	0	(65)
Deposit to/(use of) 2006-07 Surplus	(401)	0	0	0	(401)
Change in fund balance	(4,771)	(564)	32	4	(5,299)
Closing fund balance	(4,771)	2,151	(141)	303	(2,458)

Source: NYS DOB

CASH FINANCIAL PLAN STATE FUNDS 2010-2011 (millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,151	(141)	303	2,313
Receipts:
Taxes	45,335	9,627	2,280	14,782	72,024
Miscellaneous receipts	2,459	14,618	3,068	683	20,828
Federal grants	59	1	0	0	60
Total receipts	47,853	24,246	5,348	15,465	92,912
Disbursements:
Grants to local governments	48,347	18,932	442	0	67,721
State operations	10,644	5,898	0	61	16,603
General State charges	5,646	647	0	0	6,293
Debt service	0	0	0	5,877	5,877
Capital projects	0	2	4,932	0	4,934
Total disbursements	64,637	25,479	5,374	5,938	101,428
Other financing sources (uses):
Transfers from other funds	13,015	1,246	918	6,307	21,486
Transfers to other funds	(3,408)	(331)	(1,445)	(15,849)	(21,033)
Bond and note proceeds	0	0	578	0	578
Net other financing sources (uses)	9,607	915	51	(9,542)	1,031
Deposit to/(use of) Community Projects Fund	(151)	0	0	0	(151)
Deposit to/(use of) 2006-07 Surplus	(401)	0	0	0	(401)
Change in fund balance	(6,625)	(318)	25	(15)	(6,933)
Closing fund balance	(6,625)	1,833	(116)	288	(4,620)

Source: NYS DOB

CASH FINANCIAL PLAN ALL GOVERNMENTAL FUNDS 2006-2007 (millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	3,257	4,238	(648)	221	7,068
Receipts:
Taxes	38,668	7,109	1,929	11,033	58,739
Miscellaneous receipts	2,268	12,715	2,247	848	18,078
Federal grants	151	33,690	1,738	0	35,579
Total receipts	41,087	53,514	5,914	11,881	112,396
Disbursements:
Grants to local governments	34,302	45,693	730	0	80,725
State operations	9,319	8,164	0	44	17,527
General State charges	4,403	820	0	0	5,223
Debt service	0	0	0	4,451	4,451
Capital projects	0	9	4,829	0	4,838
Total disbursements	48,024	54,686	5,559	4,495	112,764
Other financing sources (uses):
Transfers from other funds	10,292	3,873	454	5,600	20,219
Transfers to other funds	(3,567)	(2,932)	(774)	(12,974)	(20,247)
Bond and note proceeds	0	0	181	0	181
Net other financing sources (uses)	6,725	941	(139)	(7,374)	153
Change in fund balance	(212)	(231)	216	12	(215)
Closing fund balance	3,045	4,007	(432)	233	6,853

Source: NYS OSC (reflecting amounts published in the Cash Basis Report).

*	2006-07 year-end results are preliminary and unaudited.

**	The opening balance cash balances, receipts, disbursements, other financing sources, and ending cash balances in the Special Revenue and Capital Projects Fund groups have been adjusted to reflect the reclassification of the Hazardous Waste Remedial Fund from the Special Revenue Fund to the Capital Projects Fund, pursuant to Section 70 of the State Finance Law.

CASH FINANCIAL PLAN ALL GOVERNMENTAL FUNDS 2007-2008 (millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	3,045	4,007	(432)	233	6,853
Receipts:
Taxes	39,264	8,009	2,166	12,521	61,960
Miscellaneous receipts	2,485	13,745	3,501	671	20,402
Federal grants	59	35,049	2,020	0	37,128
Total receipts	41,808	56,803	7,687	13,192	119,490
Disbursements:		47,915
Grants to local governments	37,158		581	0	85,654
State operations	9,620	9,045	0	61	18,726
General State charges	4,530	856	0	0	5,386
Debt service	0	0	0	4,134	4,134
Capital projects	0	4	6,771	0	6,775
Total disbursements	51,308	57,820	7,352	4,195	120,675
Other financing sources (uses):
Transfers from other funds	11,864	3,666	293	5,453	21,276
Transfers to other funds	(2,376)	(3,573)	(947)	(14,411)	(21,307)
Bond and note proceeds	0	0	358	0	358
Net other financing sources (uses)	9,488	93	(296)	(8,958)	327
Change in fund balance	(12)	(924)	39	39	(858)
Closing fund balance	3,033	3,083	(393)	272	5,995

Source: NYS DOB

CASH FINANCIAL PLAN ALL GOVERNMENTAL FUNDS 2008-2009 (millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	3,083	(393)	272	2,962
Receipts:
Taxes	41,046	8,684	2,200	13,307	65,237
Miscellaneous receipts	2,054	14,334	3,560	680	20,628
Federal grants	59	37,156	2,037	0	39,252
Total receipts	43,159	60,174	7,797	13,987	125,117
Disbursements:
Grants to local governments	40,951	50,599	630	0	92,180
State operations	9,999	9,139	0	61	19,199
General State charges	4,949	875	0	0	5,824
Debt service	0	0	0	4,798	4,798
Capital projects	0	4	7,189	0	7,193
Total disbursements	55,899	60,617	7,819	4,859	129,194
Other financing sources (uses):
Transfers from other funds	12,020	3,805	530	5,734	22,089
Transfers to other funds	(2,851)	(3,428)	(1,019)	(14,835)	(22,133)
Bond and note proceeds	0	0	545	0	545
Net other financing sources (uses)	9,169	377	56	(9,101)	501
Deposit to/(use of) Community Projects Fund	(65)	0	0	0	(65)
Deposit to/(use of) 2006-07 Surplus	(401)	0	0	0	(401)
Change in fund balance	(3,105)	(66)	34	27	(3,576)
Closing fund balance	(3,105)	3,017	(359)	299	(614)

Source: NYS DOB

CASH FINANCIAL PLAN ALL GOVERNMENTAL FUNDS 2009-2010 (millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	3,017	(359)	299	2,957
Receipts:
Taxes	43,244	9,248	2,246	14,102	68,840
Miscellaneous receipts	2,456	14,152	3,342	682	20,632
Federal grants	59	38,348	2,024	0	40,431
Total receipts	45,759	61,748	7,612	14,784	129,903
Disbursements:
Grants to local governments	44,762	52,693	632	0	98,087
State operations	10,398	9,102	0	61	19,561
General State charges	5,342	888	0	0	6,230
Debt service	0	0	0	5,250	5,250
Capital projects	0	4	7,132	0	7,136
Total disbursements	60,502	62,687	7,764	5,311	136,264
Other financing sources (uses):
Transfers from other funds	12,499	3,737	672	5,896	22,804
Transfers to other funds	(2,993)	(3,351)	(1,117)	(15,365)	(22,826)
Bond and note proceeds	0	0	638	0	638
Net other financing sources (uses)	9,506	386	193	(9,469)	616
Deposit to/(use of) Community Projects Fund	(65)	0	0	0	(65)
Deposit to/(use of) 2006-07 Surplus	(401)	0	0	0	(401)
Change in fund balance	(4,771)	(553)	41	4	(5,279)
Closing fund balance	(4,771)	2,464	(318)	303	(2,322)

Source: NYS DOB

CASH FINANCIAL PLAN ALL GOVERNMENTAL FUNDS 2010-2011 (millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,464	(318)	303	2,449
Receipts:
Taxes	45,335	9,627	2,280	14,782	72,024
Miscellaneous receipts	2,459	14,762	3,068	683	20,972
Federal grants	59	40,203	2,052	0	42,314
Total receipts	47,853	64,592	7,400	15,465	135,310
Disbursements:	48,347
Grants to local governments		55,183	608	0	104,138
State operations	10,644	9,282	0	61	19,987
General State charges	5,646	899	0	0	6,545
Debt service	0	0	0	5,877	5,877
Capital projects	0	3	6,771	0	6,774
Total disbursements	64,637	65,367	7,379	5,938	143,321
Other financing sources (uses):
Transfers from other funds	13,015	3,744	918	6,307	23,984
Transfers to other funds	(3,408)	(3,278)	(1,459)	(15,849)	(23,994)
Bond and note proceeds	0	0	578	0	578
Net other financing sources (uses)	9,607	466	37	(9,542)	568
Deposit to/(use of) Community Projects Fund	(151)	0	0	0	(151)
Deposit to/(use of) 2006-07 Surplus	(401)	0	0	0	(401)
Change in fund balance	(6,625)	(309)	58	(15)	(6,891)
Closing fund balance	(6,625)	2,155	(260)	288	(4,442)
Source: NYS DOB

CASHFLOW GENERAL FUND 2007-2008

(dollars in millions)

	2007 April Projected	May Projected	June Projected	July Projected	August Projected	September Projected	October Projected	November Projected	December Projected	2008 January Projected	February Projected	March Projected	Total
OPENING BALANCE	3,045	6,990	3,765	4,185	4,380	3,887	5,045	3,469	2,652	2,449	7,465	7,090	3,045
RECEIPTS:
Personal Income Tax	4,012	738	2,345	1,493	1,625	1,954	342	474	906	5,387	1,909	1,700	22,885
User Taxes and Fees	629	627	877	671	638	889	647	638	927	678	570	774	8,565
Business Taxes	248	25	1,236	177	136	1,269	167	60	1,271	157	139	1,794	6,679
Other Taxes	94	95	95	95	96	96	94	94	94	94	94	94	1,135
Total Taxes	4,983	1,485	4,553	2,436	2,495	4,208	1,250	1,266	3,198	6,316	2,712	4,362	39,264
Licenses, fees, etc.	64	60	59	140	57	70	57	54	60	54	65	89	829
Abandoned Property	12	20	35	15	16	48	23	190	55	23	27	220	684
Reimbursement	21	14	25	19	18	21	8	8	22	4	5	35	200
Investment income	13	12	12	12	13	12	12	13	12	12	13	14	150
Other transactions	10	29	139	20	20	39	20	20	39	20	20	246	622
Total Miscellaneous Receipts	120	135	270	206	124	190	120	285	188	113	130	604	2,485
Federal Grants	1	1	13	1	1	13	1	1	13	1	0	13	59
PIT in excess of Revenue Bond Debt Service	1,336	195	859	498	384	936	568	238	790	1,740	143	758	8,445
Sales Tax in Excess of LGAC Debt Service	184	20	441	199	191	256	194	190	287	204	2	152	2,320
Real Estate Taxes in Excess of CW/CA Debt Service	64	60	40	40	42	47	42	47	47	42	44	46	561
All Other	0	0	159	5	1	87	10	6	21	0	0	249	538
Total Transfers from Other Funds	1,584	275	1,499	742	618	1,326	814	481	1,145	1,986	189	1,205	11,864
TOTAL RECEIPTS	6,688	1,896	6,335	3,385	3,238	5,737	2,185	2,033	4,544	8,416	3,031	6,184	53,672
DISBURSEMENTS:
School Aid	127	1,817	1,711	96	410	1,549	601	697	1,336	468	846	6,512	16,170
Higher Education	18	11	228	211	230	87	447	23	198	55	339	541	2,388
All Other Education	32	98	91	220	93	116	137	86	128	240	141	356	1,738
Medicaid	856	1,279	738	746	1,030	609	645	598	593	810	763	829	9,496
Public Health	114	52	16	52	13	31	65	57	36	101	(4)	186	719
Mental Hygiene	63	78	77	135	81	232	115	74	212	259	165	367	1,858
Children and Families	47	62	69	88	226	90	93	96	220	88	84	367	1,530
Temporary & Disability Assistance	139	142	243	156	160	177	156	(143)	176	6	125	56	1,393
Transportation	0	15	45	0	15	0	0	15	7	0	8	1	106
All Other	26	47	414	41	53	157	22	61	317	96	65	461	1,760
Total Local Assistance Grants	1,422	3,601	3,632	1,745	2,311	3,048	2,281	1,564	3,223	2,123	2,532	9,676	37,158
Personal Service	650	819	605	645	750	587	716	537	381	546	306	167	6,709
Non-Personal Service	147	224	205	215	249	244	248	222	232	247	243	435	2,911
Total State Operations	797	1,043	810	860	999	831	964	759	613	793	549	602	9,620
General State Charges	336	281	1,187	450	310	275	414	277	299	345	150	206	4,530
Debt Service	48	144	216	43	38	295	32	141	409	4	24	185	1,579
Capital Projects	33	25	23	53	44	50	41	42	101	90	127	(547)	82
Other Purposes	107	27	47	39	29	80	29	67	102	45	24	119	715
Total Transfers to Other Funds	188	196	286	135	111	425	102	250	612	139	175	(243)	2,376
TOTAL DISBURSEMENTS	2,743	5,121	5,915	3,190	3,731	4,579	3,761	2,850	4,747	3,400	3,406	10,241	53,684
Excess/(Deficiency) of Receipts over Disbursements	3,945	(3,225)	420	195	(493)	1,158	(1,576)	(817)	(203)	5,016	(375)	(4,057)	(12)
CLOSING BALANCE	6,990	3,765	4,185	4,380	3,887	5,045	3,469	2,652	2,449	7,465	7,090	3,033	3,033

Source: NYS DOB

CASH DISBURSEMENTS BY FUNCTION

ALL GOVERNMENTAL FUNDS

(thousands of dollars)

	2005-2006 Actuals	2006-2007 Actuals	2007-2008 Projected	2008-2009 Projected	2009-2010 Projected	2010-2011 Projected
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of	85,677	94,967	122,415	132,022	106,183	106,587
Alcoholic Beverage Control	10,286	11,696	12,948	13,287	13,849	13,911
Banking Department	56,278	57,224	60,010	60,798	61,580	62,377
Consumer Protection Board	2,622	2,792	3,055	3,090	3,125	3,159
Economic Development, Department of	225,352	88,458	154,743	412,627	314,556	164,449
Empire State Development Corporation	45,829	169,786	778,720	538,900	335,840	252,981
Energy Research and Development Authority	26,151	28,865	28,623	27,950	27,950	27,950
Housing and Community Renewal, Division of	259,549	272,073	309,562	291,111	276,706	275,759
Insurance Department	124,142	145,590	262,421	262,594	263,718	264,860
Olympic Regional Development Authority	8,550	8,250	14,126	9,009	9,217	9,217
Public Service, Department of	50,453	50,931	56,884	58,427	59,765	61,705
Science, Technology and Academic Research, Office of	61,470	52,054	57,488	48,335	44,403	43,725
University Broadband	2,930	4,840	7,500	8,200	14,000	14,000
Functional Total	959,289	987,526	1,868,495	1,866,350	1,530,892	1,300,680
PARKS AND THE ENVIRONMENT
Adirondack Park Agency	4,398	4,599	5,731	5,929	5,935	5,942
Environmental Conservation, Department of	816,091	818,004	896,910	875,694	894,001	902,647
Environmental Facilities Corporation	8,034	8,416	11,760	11,815	6,760	6,760
Parks, Recreation and Historic Preservation, Office of	248,425	284,161	272,031	269,640	250,908	242,053
Functional Total	1,076,948	1,115,180	1,186,432	1,163,078	1,157,604	1,157,402
TRANSPORTATION			288,051
Motor Vehicles, Department of	238,186	257,839	1,734	298,568	302,683	337,234
Thruway Authority	1,671	1,775	93,700	1,778	1,822	1,868
Metropolitan Transportation Authority	38,078	0	6,452,696	188,550	258,700	278,922
Transportation, Department of	5,323,373	5,553,463	6,836,181	6,594,492	6,773,178	6,822,620
Functional Total	5,601,308	5,813,077		7,083,388	7,336,383	7,440,644
HEALTH AND SOCIAL WELFARE			0
Advocate for Persons with Disabilities, Office of	18	0	228,894	0	0	0
Aging, Office for the	185,728	197,862	0	237,659	237,604	236,593
Blind, Office for the	0	0	2,997,831	0	0	0
Children and Family Services, Office of	3,196,604	2,711,049	38,480,237	3,180,910	3,311,746	3,445,400
Health, Department of	35,203,517	37,706,416	32,271,732	42,217,902	45,771,058	48,739,728
Medical Assistance	30,209,572	32,316,313	840,600	35,718,692	39,199,792	42,199,292
Medicaid Administration	575,158	745,398	5,367,905	859,800	880,200	901,900
All Other	4,418,787	4,644,705	15,166	5,639,410	5,691,066	5,638,536
Human Rights, Division of	14,942	16,226	583,624	15,677	15,677	15,677
Labor, Department of	573,213	513,840	81,256	576,803	577,041	574,350
Medicaid Inspector General, Office of	1,049	34,842	2,556	91,816	93,149	94,268
Prevention of Domestic Violence, Office of	1,985	2,315	25,000	2,584	2,584	2,577
Stem Cell Initiatives	0	0	2007-2008	125,000	50,000	0

CASH DISBURSEMENTS BY FUNCTION

ALL GOVERNMENTAL FUNDS

(thousands of dollars)

	2005-2006 Actuals	2006-2007 Actuals	2007-2008 Projected	2008-2009 Projected	2009-2010 Projected	2010-2011 Projected
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of	4,391,625	4,458,289	4,686,998	4,636,779	4,636,392	4,636,080
Welfare Assistance	2,979,052	3,110,913	3,284,923	3,228,074	3,222,743	3,218,456
Welfare Administration	368,537	380,495	377,933	377,933	377,933	377,933
All Other	1,044,036	966,881	1,024,142	1,030,772	1,035,716	1,039,691
Welfare Inspector General, Office of	1,004	1,074	1,295	1,321	1,347	1,374
Workers’ Compensation Board	140,892	148,277	162,246	152,010	154,126	156,381
Functional Total	43,710,577	45,790,190	47,265,103	51,238,461	54,850,724	57,902,428
MENTAL HEALTH
Mental Health, Office of	2,199,159	2,335,339	2,520,224	2,692,453	2,830,816	2,894,995
Mental Hygiene, Department of	9,370	8,442	7,800	7,800	7,800	7,800
Mental Retardation and Developmental Disabilities, Office	2,930,056	3,168,254	3,369,167	3,560,454	3,676,258	3,788,938
Alcohol and Substance Abuse Services, Office of	484,034	521,906	595,007	655,669	704,897	687,400
Developmental Disabilities Planning Council	4,081	4,129	3,621	3,617	3,617	3,617
Quality of Care for the Mentally Disabled, Commission on	12,770	12,605	15,492	15,373	15,424	15,394
Functional Total	5,639,470	6,050,675	6,511,311	6,935,366	7,238,812	7,398,144
PUBLIC PROTECTION
Capital Defenders Office	4,572	1,558	1,300	1,303	1,309	1,315
Correction, Commission of	2,515	2,621	2,629	2,674	2,674	2,674
Correctional Services, Department of	2,316,062	2,736,338	2,715,169	2,782,450	2,849,374	2,922,707
Crime Victims Board	55,565	60,073	62,709	62,248	62,269	62,294
Criminal Justice Services, Division of	193,492	267,326	254,005	265,162	245,525	235,356
Homeland Security	19,586	29,562	407,925	539,937	347,937	354,184
Investigation, Temporary State Commission of	3,586	3,551	3,929	4,152	4,219	4,242
Judicial Commissions	2,714	2,785	4,785	4,819	4,850	4,884
Military and Naval Affairs, Division of	209,562	401,610	396,929	291,930	146,845	166,777
Parole, Division of	193,231	194,729	205,978	220,361	233,189	250,269
Probation and Correctional Alternatives, Division of	72,254	72,752	74,649	74,702	74,726	73,484
Public Security, Office of	0	0	0	0	0	0
State Police, Division of	598,904	644,506	635,780	676,038	697,900	691,810
Functional Total	3,672,043	4,417,411	4,765,787	4,925,776	4,670,817	4,769,996
EDUCATION
Arts, Council on the	42,825	49,244	55,766	54,665	54,845	54,826
City University of New York	619,871	1,064,544	1,186,315	1,245,860	1,301,014	1,332,761
Education, Department of	24,250,119	26,662,215	29,354,589	31,295,132	33,706,912	36,355,352
School Aid (includes EXCEL)	18,549,341	20,088,579	21,794,505	23,143,777	25,056,911	27,295,916
STAR Property Tax Relief	3,213,204	3,993,970	4,730,450	5,358,402	5,837,916	6,141,480
Handicapped	1,560,076	1,620,800	1,719,600	1,788,490	1,849,790	1,914,590
All Other	927,498	958,866	1,110,034	1,004,463	962,295	1,003,366
Higher Education Services Corporation	1,018,291	956,737	981,212	975,422	976,822	978,251
State University Construction Fund	10,013	13,157	12,493	12,628	12,756	12,884
State University of New York	4,964,540	5,447,926	5,901,289	5,996,243	6,164,116	6,130,560
Functional Total	30,905,659	34,193,823	37,491,664	39,579,950	42,216,465	44,864,634

CASH DISBURSEMENTS BY FUNCTION

ALL GOVERNMENTAL FUNDS

(thousands of dollars)

	2005-2006 Actuals	2006-2007 Actuals	2007-2008 Projected	2008-2009 Projected	2009-2010 Projected	2010-2011 Projected
GENERAL GOVERNMENT
Audit and Control, Department of	225,148	244,078	245,462	247,821	252,679	253,678
Budget, Division of the	37,423	54,817	94,137	109,900	112,400	115,800
Civil Service, Department of	26,391	24,363	23,653	23,857	24,037	24,270
Elections, State Board of	4,206	13,037	90,119	171,199	9,215	99,475
Employee Relations, Office of	3,579	3,852	4,000	4,025	4,062	4,103
Executive Chamber	13,937	14,517	20,320	20,930	21,560	22,200
General Services, Office of	260,359	255,060	234,558	236,355	222,064	233,375
Inspector General, Office of	5,336	5,933	6,908	6,980	7,059	7,127
Law, Department of	182,295	193,461	211,763	213,781	216,561	218,744
Lieutenant Governor, Office of the	348	360	1,378	1,420	1,460	1,500
Lottery, Division of	176,524	164,825	182,527	183,147	187,318	191,393
Racing and Wagering Board, State	13,093	16,899	19,489	19,497	19,967	20,148
Real Property Services, Office of	43,830	47,620	52,570	53,407	54,266	55,154
Regulatory Reform, Governor’s Office of	3,661	3,509	3,781	3,825	3,871	3,895
State Labor Relations Board	3,508	3,376	4,077	4,118	4,156	4,198
State, Department of	158,651	148,140	193,507	176,781	155,666	141,851
Tax Appeals, Division of	2,958	3,228	3,233	3,228	3,263	3,298
Taxation and Finance, Department of	341,429	355,452	367,658	364,362	368,490	372,691
Technology, Office for	21,018	19,258	33,856	53,362	81,823	25,221
TSC Lobbying	1,572	2,338	2,314	2,324	2,351	2,370
Veterans Affairs, Division of	13,621	14,117	15,368	15,674	15,774	14,351
Functional Total	1,538,887	1,588,240	1,810,678	1,915,993	1,768,042	1,814,842
ALL OTHER CATEGORIES
Legislature	210,051	213,118	220,258	223,168	225,841	225,887
Judiciary (excluding fringe benefits)	1,618,170	1,731,791	1,859,488	1,980,944	2,134,111	2,129,205
World Trade Center	38,003	37,020	135,450	82,950	55,500	34,150
Local Government Assistance	1,018,896	1,156,176	943,098	1,323,576	1,363,874	1,419,739
Long-Term Debt Service	3,701,385	4,450,737	4,133,998	4,798,128	5,250,500	5,877,446
General State Charges	4,735,317	5,222,834	5,385,856	5,824,962	6,230,090	6,544,433
Miscellaneous	(84,564)	(85,873)	261,566	251,825	234,109	440,996
Functional Total	11,237,258	12,725,803	12,939,714	14,485,553	15,494,025	16,671,856
TOTAL ALL GOVERNMENTAL FUNDS SPENDING	104,341,439	112,681,925	120,675,365	129,193,915	136,263,764	143,320,626

Source: NYS DOB

GAAP-Basis Financial Plans/GASB Statement 45

In addition to the cash-basis Financial Plans, the General Fund and All Funds Financial Plans are prepared on a basis of GAAP in accordance with Governmental Accounting Standards Board (GASB) regulations. Tables comparing the cash basis and GAAP basis General Fund Financial Plans are provided at the end of this Financial Plan. The GAAP projections are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2005-06.

In 2007-08, the General Fund GAAP Financial Plan shows total revenues of $45.0 billion, total expenditures of $55.3 billion, and net other financing sources of $9.7 billion, resulting in an operating deficit of $559 million and a projected accumulated surplus of $1.1 billion. These changes are due primarily to the use of a portion of the prior-and current-year surplus to support 2007-08 operations.

In 2006-07, the General Fund GAAP Financial Plan reflects total revenues of $43.8 billion, total expenditures of $51.7 billion, and net other financing sources of $7.5 billion, resulting in an operating deficit of roughly $500 million and a projected accumulated surplus of $1.7 billion. The operating results primarily reflect the 2006-07 cash-basis surplus, offset by the impact of enacted tax reductions on revenue accruals and a partial use of the 2005-06 surplus to support 2006-07 operations.

The GAAP basis results for 2005-06 showed the State in a net positive overall asset condition of $49.1 billion. The net positive asset condition is before the State reflects the impact of GASB Statement 45 “Accounting and Financial Reporting by Employers for Post-employment Benefits Other than Pensions.” GASB Statement 45 requires State and local governments to reflect the value of post-employment benefits, predominantly health care, for current employees and retirees beginning with the financial statements for the 2007-08 fiscal year.

The State used an independent actuarial consulting firm to calculate retiree health care liabilities. Assuming there is no pre-funding of this liability, the analysis performed April 1, 2006 indicates that the present value of the actuarial accrued total liability for benefits would be roughly $49.7 billion ($41.4 billion for the State and $8.3 billion for SUNY), using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method. This is the actuarial methodology recommended to be used to implement GASB Statement 45 by OSC.

The actuarial accrued liability was calculated using a 4.155 percent annual discount rate, a payroll growth rate of 3.5 percent annually, an increase of per capita medical costs of 10 percent in 2007-08 declining by 1 percent annually to 5 percent annual growth for 2013-14 and thereafter, and drug costs of 12 percent in 2007-08 declining by 1 percent annually to 5 percent annual growth beginning in 2014-15 and thereafter.

The State’s total unfunded liability will be disclosed in the 2007-08 basic financial statements. While the total liability is substantial, GASB rules indicate it may be amortized over a 30-year period; therefore, only the annual amortized liability above the current pay-as-you-go costs would be recognized in the financial statements. Assuming no pre-funding, the 2007-08 liability would total roughly $3.8 billion under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or $2.8 billion above the current pay-as-you-go retiree costs. This difference between the State’s pay-as-you-go costs and the actuarially determined required annual contribution under GASB Statement 45 would reduce the State’s currently positive net asset condition.

The current Financial Plan does not assume pre-funding of the GASB 45 liability. The State’s Health Insurance Council, which consists of GOER, Civil Service, and DOB will continue to review this matter, seek input from the State Comptroller, the legislative fiscal committees and outside parties, and provide options for consideration.

GASB does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a pay-as-you-go basis. Anticipated increases in these costs are reflected in the State’s multi-year Financial Plan as detailed below.

History and Forecast of New York State Employee Health Insurance

(millions of dollars)

	Health Insurance
Year	Active Employees	Retirees	Total State
2001-02	937	565	1,502
2002-03	1,023	634	1,657
2003-04	1,072	729	1,801
2004-05	1,216	838	2,054
2005-06	1,331	885	2,216
2006-07	1,492	940	2,432
2007-08	1,586	1,007	2,593
2008-09	1,808	1,148	2,956
2009-10	1,972	1,255	3,227
2010-11	2,152	1,373	3,525

All numbers reflect the cost of Health Insurance for General State Charges (Executive and Legislative branches) and the Office of Court Administration; actuals through 2004-05.

DOB’s detailed GAAP Financial Plans for 2006-07 and 2007-08 are provided below.

GAAP FINANCIAL PLAN

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	2006-2007 Results	2007-2008 Enacted	Annual Change
Revenues:
Taxes:
Personal income tax	22,919	23,090	171
User taxes and fees	8,042	8,564	522
Business taxes	6,661	6,654	(7)
Other taxes	1,053	1,187	134
Miscellaneous revenues	4,928	5,476	548
Federal grants	151	59	(92)
Total revenues	43,754	45,030	1,276
Expenditures:
Grants to local governments	36,644	39,346	2,702
State operations	11,336	12,161	825
General State charges	3,670	3,811	141
Debt service	26	0	(26)
Capital projects	0	1	1
Total expenditures	51,676	55,319	3,643
Other financing sources (uses):
Transfers from other funds	13,115	14,991	1,876
Transfers to other funds	(6,003)	(5,628)	375
Proceeds from financing arrangements/advance refundings	347	367	20
Net other financing sources (uses)	7,459	9,730	2,271
(Excess) deficiency of revenues and other financing sources over expenditures and other financing uses	(463)	(559)	(96)
Accumulated Surplus/(Deficit)	1,719	1,160	(559)

Source: NYS DOB

*	2006-07 year-end results are preliminary and unaudited.

GAAP FINANCIAL PLAN

ALL GOVERNMENTAL FUNDS

ENACTED BUDGET

2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Revenues:
Taxes	39,495	7,969	2,167	12,520	62,151
Patient fees	0	0	0	326	326
Miscellaneous revenues	5,476	4,914	311	24	10,725
Federal grants	59	36,766	2,020	0	38,845
Total revenues	45,030	49,649	4,498	12,870	112,047
Expenditures:
Grants to local governments	39,346	44,593	579	0	84,518
State operations	12,161	1,750	0	61	13,972
General State charges	3,811	335	0	0	4,146
Debt service	0	0	0	3,386	3,386
Capital projects	1	3	6,341	0	6,345
Total expenditures	55,319	46,681	6,920	3,447	112,367
Other financing sources (uses):
Transfers from other funds	14,991	281	267	5,453	20,992
Transfers to other funds	(5,628)	(3,930)	(962)	(14,838)	(25,358)
Proceeds of general obligation bonds	0	0	358	0	358
Proceeds from financing arrangements/advance refundings	367	0	2,702	0	3,069
Net other financing sources (uses)	9,730	(3,649)	2,365	(9,385)	(939)
(Excess) deficiency of revenues and other financing sources over expenditures and other financing uses	(559)	(681)	(57)	38	(1,259)

Source: NYS DOB

Special Considerations

Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. For a discussion of the DOB economic forecast, see the section entitled “Economics and Demographics,” in this AIS. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The most significant current risks include the following:

Risks to the U.S. Economic Forecast

Although DOB believes that the Federal Reserve has successfully managed a soft landing and that the U.S. economy will avoid a near-term recession, there is considerable risk to the forecast. As always, the forecast is contingent upon the absence of severe shocks to the economy. Unpredictable events, such as a major terrorist attack, remain the biggest risk to continued economic expansion. Such a shock could impair economic growth in many ways, such as causing a plunge in consumer confidence, the stock market, investment spending by firms, or impairing the transportation of goods and services, or causing a large spike in oil prices. A severe and extended downturn could easily materialize from such shocks.

A more severe-than-anticipated downturn in the housing market could derail the national economy from its predicted path. The additional weakness emanating from the housing and manufacturing sectors could result in lower job and income growth than expected, which in turn would produce lower growth in household spending than implied by the forecast. A more abrupt-than-projected increase in energy prices could reduce the ability of consumers and businesses to spend on non-energy related items. Such cutbacks could make firms behave even more cautiously and reduce business capital spending. Persistently high energy prices also raise the possibility that inflationary expectations could ratchet higher, causing the Federal Reserve Board to revert back to a tightening of monetary policy. Higher interest rates would, in turn, further exacerbate the slowdown and raise the likelihood of a recession.

A sharp reduction in the inflow of foreign funds could produce new inflationary pressures by weakening the U.S. dollar, which might also cause the Federal Reserve to resume tightening. Such a development might also produce an imbalance in the market for U.S. Treasury securities, causing long-term rates to rise higher-than-expected in order to fund the Federal budget deficit. Higher-than-anticipated Federal spending on the Iraq war could have a similar effect. Higher interest rates could, in turn, induce households to increase the personal saving rate, resulting in even further cutbacks in consumer spending. This risk would only be exacerbated by lower-than-expected equity or housing prices, particularly if the anticipated easing of home prices happens suddenly rather than gradually, as expected. Again, lower consumption growth could weaken expected future corporate profits and, in turn, lower employment and investment growth.

On the other hand, lower-than-expected inflation, perhaps as a result of an even greater drop in the price of oil or more modest growth in unit labor costs, possibly due to slower growth in wages or stronger productivity growth, could induce the Federal Reserve to reduce its short-term interest rate target, resulting in stronger consumption and investment growth than projected. A more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected. Moreover, stronger employment growth could result in higher real wages, supporting faster growth in consumer spending than currently anticipated.

Risks to the New York Forecast

In addition to the risks described above for the national forecast, there are risks specific to New York. The chief risk remains another attack targeted at New York City that could once again plunge the State economy into a recession, resulting in substantially lower income and employment growth than is reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a tightening labor market, raise the probability that the Federal Reserve could tighten one more time. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State’s real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple though the economy, affecting both employment and wages.

In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast.

Labor Contracts/Salary Increases

Existing labor contracts with all of the State’s major employee unions expired on April 1, 2007 (United University Professionals will expire on July 1, 2007). The Financial Plan does not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future 1 percent salary increase would cost roughly $86 million annually in the General Fund and $134 million in All Funds. The projections do not contain any funding for pay raises for the Judiciary or elected officials.

School Supportive Health Services

The Office of the Inspector General (OIG) of the United States Department of Health and Human Services is conducting six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (CMS) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits. Since the State has continued to reimburse school districts for certain costs, these Federal deferrals are projected to drive additional spending that has been reflected in the State’s Financial Plan.

Proposed Federal Rule on Medicaid Funding

On January 18, 2007, CMS issued a proposed rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s Health and Hospital Corporation (HHC)) and institutions and programs operated by both the State OMRDD and the State OMH.

The rule seeks to restrict State access to Federal Medicaid resources. The provision replacing prospective reimbursement with cost-based methodologies would have the most significant impact on New York’s health care system.

The proposed rule could go into effect as soon as September 2007. It is estimated the rule could result in the loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

The states affected by the regulations are expected to challenge their adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. In recent years, the Congress has rejected similar proposals in the President’s budget.

Video Lottery Terminal Expansion

In developing annual VLT revenue estimates, the State’s four-year Financial Plan assumes the approval of an expansion plan sometime in 2007-08, which is expected to provide $150 million in 2008-09, $357 million in 2009-10, and $766 million in 2010-11. Including expansion, VLT revenues are projected to increase by $476 million in 2008-09, $286 million in 2009-10, and $430 million in 2010-11, and are projected to total $1.1 billion in 2008-09 growing to $1.8 billion in 2010-11. Additional VLT revenues from the expansion support planned School Aid spending, offsetting General Fund costs. Absent legislative approval for the expansion, General Fund support for School Aid, as well as the estimated General Fund spending gaps, would increase by $150 million in 2008-09, $357 million in 2009-10, and $766 million in 2010-11.

School Aid Database Updates

After enactment of the State Budget, school districts are authorized to submit additional State aid claims for payment in the September following the close of such school year. In some cases, these additional claims have significantly increased the State’s liability on a school year basis. Recent database updates increased the State’s liability for School Aid by $222 million ($176 million net of SED reclassifications) for increases for the 2006-07 school year, $161 million for 2005-06 and $119 million for the 2004-05 school year, the vast majority of which was for New York City. If school districts —particularly New York City — continue to submit additional claims after enactment of the 2007-08 State Budget, the State will have an increased financial obligation beyond what is currently reflected in the Financial Plan.

Update to Annual Information Statement (AIS) State of New York

August 3, 2007

This quarterly update (the “AIS Update”) is the first quarterly update to the Annual Information Statement of the State of New York, dated May 8, 2007 (the “AIS”) and contains information only through August 3, 2007. This AIS Update should be read in its entirety, together with the AIS.

In this AIS Update, readers will find:

1. Extracts from the First Quarterly Update to the 2007-08 Financial Plan (the “Updated Financial Plan”), which the Division of the Budget (“DOB”) issued on July 30, 2007. The Updated Financial Plan includes (a) a summary of changes to the Enacted Budget Financial Plan made through the end of the regular 2007 legislative session, (b) revised Financial Plan projections for fiscal years 2007-08 through 2010-11, (c) operating results for the first quarter of fiscal year 2007-08, (d) an updated economic forecast, (e) the Generally Accepted Accounting Principles (GAAP)-basis Financial Plan projections for 2007-08, and (f) a summary on debt and capital management. It is available on the DOB website, www.budget.state.ny.us.

2. A discussion of special considerations related to the State Financial Plan for fiscal year 2007-08.

3. A summary of GAAP-basis results for the 2006-07 fiscal year (the full statements are available on the State Comptroller’s website, www.osc.state.ny.us).

4. Updated information regarding the State Retirement Systems.

5. The status of significant litigation that has the potential to adversely affect the State’s finances.

DOB is responsible for preparing the State’s Financial Plan and presenting the information that appears in this AIS Update on behalf of the State. In preparing the AIS Update, DOB relies on information drawn from other sources, such as the Office of the State Comptroller (“OSC”). Information relating to matters described in the section entitled “Litigation” is furnished by the State Office of the Attorney General.

During the current fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State’s financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in the AIS. Investors and other market participants should, however, refer to the AIS, as revised, updated, or supplemented, for the most current official information regarding the financial condition of the State.

The State may issue AIS supplements or other disclosure notices to this AIS Update as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS Update in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates and supplements by contacting Mr. Louis A. Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this AIS Update directly with Nationally Recognized Municipal Securities Information Repositories (NRMSIRs ) and with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC), has established this internet-based disclosure filing system approved by the Securities and Exchange Commission Annual Information Statement Update, August 3, 2007 to facilitate the transmission of disclosure-related information to the NRMSIRs. An official copy of this AIS Update may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR.

Usage Notice

The AIS Update has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a “CDA”).

An informational copy of this AIS Update is available on the DOB website (www.budget.state.ny.us). The availability of this AIS Update in electronic form at DOB’s website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the AIS Update on this website is not intended as a republication of the information therein on any date subsequent to its release date.

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Update to the 2007-08 Financial Plan

Note: DOB issued the Updated Financial Plan, extracts of which are set forth below, on July 30, 2007. The Updated Financial Plan includes updated estimates for 2007-08 and projections for 2008-09 through 2010-11. As such, it contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Updated Financial Plan.

The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). The Financial Plan tables sort all State projections and results by fund and category. The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund — the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is required to be balanced, the focus of the State’s budget discussion is often weighted toward the General Fund.

The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds (“All Funds”), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State.

Fund types of the State include: the General Fund; State special revenue funds (“SRFs”), which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal SRFs, which receive Federal grants; State and Federal Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

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2007-08 UPDATED FINANCIAL PLAN EXTRACTS

SUMMARY OF THE UPDATED GENERAL FUND FINANCIAL PLAN

Since DOB issued the 2007-08 Enacted Budget Financial Plan Report on April 19, 2007, the Legislature passed and the Governor approved a number of bills that amended existing law and that have fiscal implications for 2007-08 and beyond. In addition, DOB has revised its revenue and spending estimates based on operating results through the first three months of the 2007-08 fiscal year and a review of factors affecting the long-term current services forecast.

General Fund receipts for 2007-08, including transfers from other funds, are now projected to total $54.0 billion, an increase of $325 million from the Enacted Budget forecast. General Fund spending, including transfers to other funds, is now estimated to reach $54.0 billion, an increase of $311 million since the initial projection. The General Fund is projected to have a closing balance of $3.0 billion in 2007-08 (5.6 percent of General Fund spending), an increase of $13 million from the Enacted Budget Financial Plan estimate reflecting $12 million from 2007-08 operations and $1 million in the Community Projects Fund. The balance consists of $1.2 billion in undesignated reserves and $1.8 billion in reserves for designated purposes. For additional information, see the section entitled “General Fund Closing Balance” in this AIS Update.

General Fund operating results for the first quarter of the 2007-08 fiscal year resulted in a cash balance of $2.9 billion, $1.3 billion lower than the Enacted Budget Financial Plan projection, and is primarily attributable to roughly $1.1 billion in spending occurring earlier than planned and $162 million in lower than expected receipts. The majority of these variances represent a change in timing of receipts and disbursements, and are not expected to impact the overall General Fund balance beyond those re-estimates that have been reflected in this Updated Financial Plan. The following table summarizes the General Fund impact of the first quarterly revisions. For additional information, see the section entitled “First Quarter Operating Results” in this AIS Update.

Summary of Changes to General Fund Forecast for 2007-08 through 2010-11

Savings/(Costs)

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Enacted Budget Surplus/(Gap) Estimate	0	(3,105)	(4,771)	(6,625)

Legislative Session Changes	(55)	(111)	(167)	(176)
Revenue and Spending Revisions	68	(400)	(394)	84
(Deposit to)/Use of 2007-08 Reserves	(12)	4	4	4
Change in Community Projects Fund Reserve	(1)	(2)	(3)	0
CURRENT BUDGET SURPLUS/(GAP) ESTIMATE	0	(3,614)	(5,331)	(6,713)

The combination of legislative session changes that have already been approved, revenue and spending revisions based on first quarter results, and revisions to revenue and spending estimates based on more recent program data result in net General Fund savings in 2007-08 of $12 million compared to the Enacted Budget Financial Plan. As a result of these savings, the Updated Financial Plan reflects an increase of $12 million in reserves, which are projected to be used to reduce budget gaps in future years.

In subsequent years, these revisions result in an increase to DOB’s estimate of the 2008-09 General Fund budget gap from $3.1 billion to $3.6 billion, primarily from a delay in the opening of a video lottery terminal (VLT) facility at Aqueduct; and the outyear gaps are now in the range of $5.3 billion in 2009-10 growing to $6.7 billion in 2010-11.

The Updated Financial Plan does not include the fiscal impact of bills that have been passed by the Legislature but not yet delivered to the Governor for his action. The most significant bills, that could increase General Fund costs by roughly $50 million in total in 2007-08 if all were approved, include a revision to Medicaid eligibility calculations to exclude certain trust income, additional adult community housing development for mentally ill individuals, the extension of personal income tax and corporate franchise tax credits for the replacement of certain home heating systems and use of clean heating fuels, and an increase in reimbursement rates paid to nursing homes caring for neurologically impaired children.

A summary and description of the substantive fiscal and policy changes, as well as the revenue and spending re-estimates, since the publication of the Enacted Budget Financial Plan, follows.

Legislative Session Changes:

General Fund Financial Plan Changes – Legislative Session

Savings/(Costs)

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Legislative Session Changes	(55)	(111)	(167)	(176)

Medicaid NYC Personal Care Trend	(53)	(53)	(53)	(53)
Increase GF Dedication to EPF	0	(25)	(75)	(75)
Improved Mental Health Care for Inmates	0	(12)	(19)	(29)
“Jonathan’s Law”: Enhanced protection for Children in State care	(1)	(9)	(7)	(7)
Medicaid Eligibility	0	(6)	(6)	(6)
Family Health Plus Eligibility Expansion	0	(2)	(3)	(3)
All Other	(1)	(4)	(4)	(3)

•

NYC Personal Care Trend. Effective April 1, 2007, the State will provide a 5.6 percent inflationary increase to providers in New York City that provide personal care services (e.g., nonmedical services including general housekeeping, bathing, dressing, nursing supervision, etc.) to Medicaid eligible recipients.

•

Environmental Protection Fund (EPF) Support (Chapter 258 of the Laws of 2007). General Fund support to the EPF, which primarily supports land conservation, recycling and solid waste management activities, is increased from $225 million to $250 million in 2008-09 and $300 million in 2009-10 and thereafter. This results in a corresponding decrease in General Fund receipts.

•

Confinement of Mentally Ill Prisoners. A negotiated bill, which is expected to be passed by both houses of the Legislature, is designed to improve care and treatment of inmates with mental illness, going beyond the agreement reached in an earlier litigation settlement. Additional costs are associated with mandated evaluations of all inmates in disciplinary confinement, the expansion of residential mental health treatment programs available to inmates, improved training for Department of Correctional Services staff and monitoring the quality of care in residential mental health treatment programs.

•

“Jonathan’s Law” (Chapter 24 of the Laws of 2007). Designed to provide parents and guardians of persons who reside in State and not-for-profit operated Mental Hygiene facilities with timely and complete access to records of alleged incidents. Specifically, the State and not-for-profit facilities will provide oral notification and written documentation of ensuing investigations, as well as face-to-face communication of reported incidents.

•

Medicaid Eligibility (Chapter 355 of the Laws of 2007). Provides continuity of Medicaid services to inmates upon release from incarceration by temporarily suspending their eligibility (rather than terminating it) during confinement in a State or local correctional facility.

•

Family Health Plus (FHP) Eligibility (Chapter 101 of the Laws of 2007). Eligibility for the FHP program is expanded to include farmers whose income had precluded them from enrolling by modifying the eligibility calculations to allow depreciation expenses of certain assets to be netted against total income.

•

All Other. Reflects expansion of the personal income tax credit on residential solar energy system equipment to include members of a condominium management association or tenant-stockholders in a cooperative housing corporation. Other changes include new and expanded programs to provide additional services to seniors and victims of human trafficking; the creation of the Interagency Council for the Deaf to promote a statewide program of coordinated services; the payment of a onetime war bonus of $250 to members of the merchant marine who served at sea during World War II, or their next of kin if they are deceased; and funding for a mental health study to identify populations with high rates of unmet needs.

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Revenue and Spending Re-estimates:

General Fund Financial Plan Changes – Reestimates

Savings/(Costs)

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Total Re-estimates	68	(400)	(394)	84

Revenue Re-estimates	324	300	238	572

Tax Revenues	287	326	459	782
Cellular Surcharge collections	(11)	(11)	(12)	(12)
Debt Service (mainly due to timing of capital projects)	(1)	37	23	34
Asset Sale (55 Hanson Pl, Brooklyn)	0	(47)	0	0
All Other	49	(5)	(232)	(232)
Spending Re-estimates	(256)	(700)	(632)	(488)

Lottery and VLT receipts for School Aid	(157)	(492)	(590)	(369)
Child Welfare claims increase	(82)	(92)	(117)	(156)
Public Health	41	32	57	49
Medicaid Revisions	(27)	48	55	59
OMR NYS-OPTS (Options for People through Services)	(20)	(40)	(40)	(40)
Flood and Storm Assistance for Local Governments	(15)	(13)	0	0
CUNY Energy/Utilities	(10)	(14)	(14)	(14)
General State Charges	5	(19)	60	61
CFS Medicaid Waiver for Foster Care Children	1	8	16	15
Revised GF transfers to Dedicated HBTF	0	(102)	(43)	(80)
All Other	8	(16)	(16)	(13)

Revenue Re-estimates

•

Tax Revenues: The modest revenue revisions are due primarily to better than anticipated results in the income tax partially offset by small changes in other revenue areas. The 2009-10 and 2010-11 revisions in the other category reflect a return to a more normal level of miscellaneous receipts derived primarily from non-recurring sources.

•

Cellular Surcharge. The State is authorized to collect a $1.20 monthly surcharge applied to all wireless communication devices of which $0.50 is deposited into the General Fund and the remaining surcharge is credited to the Statewide Wireless Network account. Initial revenue projections for this surcharge have been reduced after a review of recent collection patterns.

•

Debt Service. The downward revision to debt service estimates reflects a reduction in the level of bond-financed capital expenditures. In addition, costs have been modestly reduced as a result of the availability of existing bond proceeds to support upcoming capital spending.

•

Asset Sale. The State no longer plans to sell 55 Hanson Place in Brooklyn and instead is planning a rehabilitation project. The sale was expected to generate proceeds that would partially benefit the General Fund, after moving costs were paid.

•

All Other. The remaining changes include technical corrections to revenue projections contained in the Enacted Budget report including the proposed movement of the Business and Licensing Special Revenue account to the General Fund, and the creation of a Youth Facility Per Diem account. In addition, the State is now expected to receive roughly $16 million in Federal grants as reimbursement for emergency spending in early 2006 to cover disruptions caused by Federal implementation delays of the new Medicare Part D prescription program.

Spending Re-estimates

•

Lottery/VLT for School Aid. General Fund support for school aid is increased as a result of downward revisions to revenue projections for the Lottery Fund (including VLTs) that reduce the Lottery Fund’s contributions toward school aid. The revisions to the Lottery Fund include VLT re-estimates resulting from delays in the anticipated opening date for the Aqueduct facility and additional expansion; poorer than expected performance at Yonkers; and a lottery reestimate resulting from the poor performance of new instant games offered in 2007-08.

•

Child Welfare. Under the open-ended child welfare services program, the State reimburses local governments 65 percent of the cost of providing certain services including community based preventive services and child protective services. Increased General Fund support reflects higher than expected growth in local child welfare claims, primarily from New York City. DOB has increased its multi-year trend from 8 percent growth, included at the time of enactment of the 2007-08 Budget, to 9 percent annual growth after a review of local claiming patterns through the first quarter of the year.

•

Public Health. Additional savings above the amount anticipated at enactment are expected in the Elderly Pharmaceutical Insurance Coverage (EPIC) program due to declining enrollment and the mandatory enrollment of certain EPIC recipients in the Medicare Part D prescription program. In addition, the estimate of the cost-of-living increases for human services workers and various legislative adds have been lowered to reflect historical experience.

•

Medicaid (including administrative costs). DOB has made an upward revision to its projected Medicaid costs in 2007-08 for retroactive costs from expected Federal approval of increases to Medicaid reimbursement rates for nursing homes and emergency care provided in hospitals. Upon Federal approval, the State will retroactively increase nursing home rates and the rate paid to hospitals for emergency room services, effective January 2007. The proposed nursing home rate change employs a new methodology that was approved with the Enacted Budget that takes into account more recent cost experience. The remaining current year and ongoing costs of these rate increases were included in the Enacted Budget Financial Plan.

In addition, costs related to lost savings from Federal implementation delays of reduced pharmacy reimbursement for generic drugs required under the Federal Deficit Reduction Act of 2005 have been reflected in the Updated Financial Plan. These costs are offset in 2007-08 by a downward revision to estimated administrative costs, based on recent experience and an adjustment in hospital and nursing home Annual Information Statement Update, August 3, 2007 workforce recruitment and retention payments due to a correction in the savings attributable to the local cap (previously, all savings were budgeted as a General Fund rather than as a Special Revenue Fund offset), which also reduce projected costs in 2008-09 and beyond.

•

New York State Options for Persons through Services (OPTS) Revision. The New York State OPTS program provides certain services in residential and day settings to individuals on waiting lists served by the Office of the Mental Retardation and Developmental Disabilities (OMRDD). The estimated spending for provider reimbursement under the program has increased based on current year experience to date and revised annual growth trends.

•

Disaster Assistance. The State continues to make individual and public assistance payments in response to the April 2007 Nor’easter and the June 2007 flash floods in Delaware and Sullivan counties. The total costs of these disasters are estimated to be roughly $87 million and $25 million, respectively. The Federal government is paying for 75 percent of storm response costs ($84 million). The State is funding the balance, including the 12.5 percent share of disaster assistance funding that local governments are typically expected to cover.

•	City University of New York (CUNY). State reimbursement for CUNY operating costs is expected to exceed initial projections as a result of higher than anticipated energy and utility costs.

•

General State Charges. Pension costs are expected to be roughly $60 million higher beginning in 2008-09 to reflect a growing salary base offset by a reduction in the estimated pension contribution rate from 9.9 percent to 9.2 percent. In 2009-10 and 2010-11, the estimated pension contribution rate has also been lowered from 11.0 percent to 9.2 percent, resulting in a combined decrease of roughly $90 million in estimated pension costs in those years. Health insurance costs for State employees and retirees have also been reduced by approximately $50 million in 2008-09, and an average of $26 million in each outyear. Fixed costs have been increased by $15 million annually to reflect increased payments associated with litigation against the State based on a review of recent trends.

•

Children and Family Services Medicaid Waiver. Under the waiver, children in foster care at risk of institutional placement will receive services in addition to traditional Medicaid services to prevent them from entering an institution. This is a new program and cost estimates reflect a revised implementation date from October 2007 to January 1, 2008.

•

Dedicated Highway Fund Support. General Fund support of the Dedicated Highway and Bridge Trust Fund is increased to offset the impact of a downward revision to dedicated revenue (primarily motor vehicle fees) projections.

•

All Other. The remaining changes include lower debt service payments, retroactive salary increases for forest rangers and security supervisors resulting from a recent settlement, a technical correction to move spending projections contained in the Enacted Budget Financial Plan for the proposed movement of the Business and Licensing Special Revenue account to the General Fund, and other minor revisions across multiple agencies and programs.

The State workforce is expected to total 198,388 positions across All Funds, a decrease of about 25 positions from the Enacted Budget Financial Plan estimate.

Spending Benchmarks

Total Disbursements

(millions of dollars)

	2006-07 Actuals	2007-08 Current	Annual $ Change	Annual % Change
General Fund	51,591	53,995	2,404	4.7%
State Funds	77,311	83,672	6,361	8.2%
State Funds Operating	73,489	78,661	5,172	7.0%
Capital Budget	5,559	6,916	1,357	24.4%
Federal Operating	33,716	34,818	1,102	7.0%
All Funds	112,764	120,395	7,631	6.8%

•

State Funds operating spending, which excludes Federal operating aid and capital spending, is projected to grow by $5.2 billion (7.0 percent) from 2006-07 levels. This primarily reflects aid to public schools, an expanded STAR program, and support for transportation and higher education programs.

•

The Capital Budget, which includes Federal and State support, is expected to grow to $6.9 billion, an increase of $1.3 billion or 24.4 percent over the prior year results, which is in part a result of delayed spending on various projects from 2006-07. This reflects spending reported in actual cash-basis reports. As detailed later in this document, roughly $2.5 billion of additional capital spending in 2007-08 is reflected “off-budget.”

•	All Governmental Funds[2] spending, which includes Federal aid, is estimated at $120.4 billion in 2007-08, an increase of $7.6 billion (6.8 percent) from 2006-07.

•

Total All Funds receipts are expected to reach $119.2 billion, an increase of $6.8 billion (6.0 percent) from 2006-07 actuals. Base tax revenue growth is estimated to be 7.9 percent in 2007-08, following growth of 12.8 percent growth in 2006-07.

•

Growth in New York personal income for 2007-08 is projected at 5.3 percent, and continues to surpass inflationary growth of 2.7 percent as measured by growth in the New York State Consumer Price Index.

GENERAL FUND CLOSING BALANCE

General Fund Estimated Closing Balance

(millions of dollars)

	2007-08 Enacted Estimate	2007-08 Current Estimate	Change
Projected Year-End Fund Balance	3,033	3,046	13

Undesignated Reserves	1,227	1,227	0

Tax Stabilization Reserve Fund	1,031	1,031	0
Rainy Day Reserve Fund	175	175	0
Contingency Reserve Fund	21	21	0

Designated Reserves	1,806	1,819	13

Debt Reduction Reserve Fund	250	250	0
Remaining Prior Year Surplus	1,203	1,215	12
Community Projects Fund	353	354	1

[2]	Hereafter “All Funds.” Comprises the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds.

DOB projects the State will end the 2007-08 fiscal year with a General Fund balance of slightly more than $3.0 billion (5.6 percent of spending). The balance consists of $1.2 billion in undesignated reserves and slightly more than $1.8 billion in reserves designated to finance existing or planned commitments. The projected closing balance is $13 million higher than the balance projected at the time of the 2007-08 Enacted Budget Financial Plan due to the revisions discussed earlier.

The undesignated reserves include $1.0 billion in the State’s Tax Stabilization Reserve, which is at the statutory maximum of 2 percent of General Fund spending, $175 million in the new Rainy Day Reserve after an initial planned deposit in 2007-08, and $21 million in the Contingency Reserve Fund for litigation risks. The new Rainy Day Reserve has a maximum balance of 3 percent of General Fund spending and may be used to respond to an economic downturn or catastrophic event.

The designated reserves include $354 million in the Community Projects Fund to finance existing “member item” initiatives for the Legislature, $250 million to reduce State debt levels, and $1.2 billion remaining from the 2006-07 surplus that is planned to be used in three equal amounts to lower the projected budget gaps.

DETAILED DISCUSSION OF THE UPDATED FINANCIAL PLAN

INTRODUCTION

This section provides a description of the State’s Updated Financial Plan projections for receipts and disbursements. The receipts forecast describes estimates for the State’s principal taxes, miscellaneous receipts, and transfers from other funds. The spending projections summarize the annual growth in each of the State’s major areas of spending (e.g., Medicaid, school aid, mental hygiene).

The 2007-08 Financial Plan projections are presented on an All Funds basis, which encompasses activity in the General Fund, other State-supported Funds, and Federal Funds, thus providing the most comprehensive view of the financial operations of the State.

RECEIPTS FORECAST

Financial Plan receipts comprise a variety of taxes, fees, charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts.

2007-08 Receipts Overview

Total Receipts

(millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	Percent Change	2008-09 Projected	Annual Change	Percent Change
General Fund	51,379	53,996	2,617	5.1	55,453	1,457	2.7
Taxes	38,668	39,412	744	1.9	41,244	1,832	4.6
Miscellaneous Receipts	2,268	2,355	87	3.8	1,862	(493)	(20.9)
Federal Grants	151	75	(76)	(50.3)	59	(16)	(21.3)
Transfers	10,292	12,154	1,862	18.1	12,288	134	1.1
State Funds	76,755	82,147	5,392	7.0	85,161	3,014	3.7
Taxes	58,739	62,028	3,289	5.6	65,401	3,373	5.4
Miscellaneous Receipts	17,864	20,043	2,179	12.2	19,700	(343)	(1.7)
Federal Grants	152	76	(76)	(50.0)	60	(16)	(21.1)
All Funds	112,396	119,166	6,770	6.0	124,115	4,949	4.2
Taxes	58,739	62,028	3,289	5.6	65,401	3,373	5.4
Miscellaneous Receipts	18,078	20,198	2,120	11.7	19,848	(350)	(1.7)
Federal Grants	35,579	36,940	1,361	3.8	38,866	1,926	5.2

All Funds receipts are projected to total $119.2 billion, an increase of $6.8 billion over 2006-07 results. The total comprises tax receipts ($62.0 billion), Federal grants ($36.9 billion) and miscellaneous receipts ($20.2 billion). The table above reports the actual receipts for 2006-07 and revised projections for 2007-08 and 2008-09.

•

Total All Funds receipts in 2007-08 are expected to reach $119.2 billion, an increase of $6.8 billion, or 6.0 percent from 2006-07 results. All Funds tax receipts are projected to grow by almost $3.3 billion. All Funds Federal grants are expected to increase by almost $1.4 billion, or 3.8 percent. All Funds Miscellaneous receipts are projected to increase by approximately $2.1 billion, or 11.7 percent.

•	Total State Funds receipts are projected at $82.1 billion, an increase of $5.4 billion, or 7.0 percent above 2006-07 levels.

•

Total General Fund receipts are projected at $54.0 billion, an increase of $2.6 billion, or 5.1 percent above 2006-07 results. General Fund tax receipt growth is projected to be 1.9 percent over 2006-07 results and General Fund miscellaneous receipts are projected to increase by $87 million or 3.8 percent. The relatively weak growth in General Fund tax receipts largely reflects statutory changes including proposals increasing STAR benefits and the earmarking of additional funds to debt service funds. Federal grants decline due to the loss of one-time Federal reimbursement for emergency costs related to delays in implementation of the Federal Medicare Part D program.

Fiscal Years 2008-09 through 2010-11

Total Receipts

(millions of dollars)

	2007-08 Estimated	2008-09 Projected	Annual Change	Percent Change	2009-10 Projected	Annual Change	Percent Change	2010-11 Projected	Annual Change	Percent Change
General Fund	53,996	55,453	1,457	2.7	58,420	2,967	5.4	61,364	2,944	5.0
Taxes	39,412	41,244	1,832	4.6	43,551	2,307	5.6	45,828	2,277	5.2
State Funds	82,147	85,161	3,014	3.7	88,689	3,528	4.1	92,887	4,198	4.7
Taxes	62,028	65,401	3,378	5.4	69,073	3,672	5.6	72,530	3,457	5.0
All Funds	119,166	124,115	4,949	4.2	128,603	4,488	3.6	134,299	5,696	4.4
Taxes	62,028	65,401	3,373	5.4	69,073	3,672	5.6	72,530	3,457	5.0

Overall, receipts growth through fiscal year 2010-11 is expected to remain strong consistent with projected growth in the U.S. and New York economies (see page 48 of this report). In addition, actions taken with the 2007-08 Budget eliminate unintended tax loopholes and supplement Department of Taxation and Finance efforts to find non-compliant taxpayers; these actions are expected to enhance receipt growth through 2010-11.

•

Total All Funds receipts in 2008-09 are projected to reach $124.1 billion, an increase of $4.9 billion, or 4.2 percent from 2007-08 estimates. All Funds receipts in 2009-10 are expected to increase to $128.6 billion, 3.6 percent over the prior year. In 2010-11, receipts are expected to increase by $5.7 billion to reach $134.3 billion.

•

All Funds tax receipts are expected to increase by 5.4 percent in 2008-09, 5.6 percent in 2009-10 and 5.0 percent in 2010-11. Again, the growth pattern is consistent with an economic forecast of continued economic growth. The revenue forecast matches closely the expected increase in State personal income over this period.

•	Total State Funds receipts are projected to be nearly $85.2 billion in 2008-09, $88.7 billion in 2009-10 and almost $92.9 billion in 2010-11.

•	Total General Fund receipts are projected to be $55.5 billion in 2008-09, nearly $58.4 billion in 2009-10 and $61.4 billion in 2010-11.

Revenue Summary

Base growth, adjusted for law changes, in tax receipts for fiscal year 2006-07 was a strong 12.8 percent. This was the third consecutive year of double digit growth in base tax receipts. The recent strong performance in the tax receipts base has benefited from several factors that are expected to continue in 2007-08 including:

•	improvements in overall economic activity, especially in New York City;

•	continued profitability and compensation gains of financial services companies;

•	unanticipated growth in corporate taxes, especially the large increases in settlements related to prior year liabilities;

•	continued growth in the downstate commercial real estate market; and the

•	continued positive impact of high-income taxpayers on personal income tax growth.

Strong economic growth, especially concentrated in downstate New York over the past several years, has driven large gains in receipts. It is expected that the rapid expansion in base revenue will continue with a 7.9 percent increase in 2007-08 to be followed by more moderate growth in 2008-09 and beyond. Base growth is expected to remain above 5 percent throughout the forecast period.

Personal Income Tax

Personal Income Tax

(millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	22,939	23,071	132	24,426	1,355
Gross Collections	40,090	43,433	3,343	46,546	3,113
Refunds	(5,510)	(6,363)	(853)	(6,832)	(469)
STAR	(3,994)	(4,731)	(737)	(5,359)	(628)
RBTF	(7,647)	(9,268)	(1,621)	(9,929)	(661)
State/All Funds	34,580	37,070	2,490	39,714	2,644
Gross Collections	40,090	43,433	3,343	46,546	3,113
Refunds	(5,510)	(6,363)	(853)	(6,832)	(469)

All Funds income tax receipts for 2007-08 are projected to increase $2.5 billion over the prior year to total $37.1 billion. Gross receipts are projected to increase 8.3 percent and reflect withholding growth of 8.2 percent ($2.2 billion) and growth in estimated taxes of 9.9 percent ($750 million). Payments from extensions and final returns for tax year 2006 are projected to increase in total by 7.8 percent, or by $366 million. Receipts from delinquencies are projected to increase by 9.3 percent or $77 million over the prior year. Net receipts, which include refunds on tax year 2006 payments and liabilities, are projected to grow 7.2 percent. Refunds are projected to increase by 15.5 percent or $853 million. The large refund change reflects the impact of the Empire State Child Credit (a refundable credit for resident taxpayers with children ages 4 to 16) that was enacted in 2006 and is applicable to tax years beginning in 2006 and after.

General Fund income tax receipts for 2007-08, which are net of deposits to the School Tax Relief (STAR) Fund and the Revenue Bond Tax Fund (RBTF), are estimated to increase by $132 million to $23.1 billion. Deposits to the STAR Fund, are to increase by $737 million to $4.7 billion in 2007-08 and reflect legislation passed with the Budget that increases the current STAR program by providing property tax relief rebates to middle-class homeowners and seniors. Deposits to the RBTF of just under $9.3 billion reflect legislation that requires RBTF deposits to be calculated before the deposit of income tax receipts to the STAR Fund. Although this has the impact of decreasing General Fund receipts by nearly $1.2 billion (25 percent of STAR), deposits in excess of debt service requirements are transferred back to the General Fund.

Personal Income Tax Change from Enacted Budget Estimates

(millions of dollars)

	2006-07 Enacted Actuals	2007-08 July Update Budget	Change	Percent Change
General Fund	22,885	23,071	186	0.8
Gross Collections	43,083	43,433	350	0.8
Refunds	(6,263)	(6,363)	(100)	1.6
STAR	(4,730)	(4,731)	(1)	0.0
RBTF	(9,205)	(9,268)	(63)	0.7
State/All Funds	36,820	37,070	250	0.7
Gross Collections	43,083	43,433	350	0.8
Refunds	(6,263)	(6,363)	(100)	1.6

All Funds personal income tax receipts for 2007-08 are projected to be $250 million, or 0.7 percent, higher than projected in the Enacted Budget Financial Plan. The upward revision is primarily due to stronger growth through June in withholding ($400 million) and tax year 2006 extension payments ($100 million), offset by lower-than-expected tax year 2006 final return payments ($150 million) and higher-than-expected tax year 2006 refunds ($100 million).

General Fund receipts are projected to be $186 million higher than the Enacted Budget Financial Plan. This includes $250 million in additional net receipts, offset by a higher deposit to the RBTF of $63 million. Total deposits to the STAR Fund are expected to remain unchanged from the Enacted Budget estimate.

Personal Income Tax

(millions of dollars)

	2008-09 Actual	2009-10 Estimated	Annual Change	2010-11 Projected	Annual Change
General Fund	24,426	26,075	1,649	27,791	1,716
Gross Collections	46,546	49,704	3,158	52,974	3,270
Refunds	(6,832)	(7,220)	(388)	(7,664)	(444)
STAR	(5,359)	(5,838)	(479)	(6,141)	(303)
RBTF	(9,929)	(10,571)	(642)	(11,378)	(807)
State/All Funds	39,714	42,484	2,770	45,310	2,826
Gross Collections	46,546	49,704	3,158	52,974	3,270
Refunds	(6,832)	(7,220)	(388)	(7,664)	(444)

In general, income tax growth for 2008-09 through 2010-11 is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business net income and income derived from partnerships and S corporations, and the impact of tax law changes.

All Funds personal income tax receipts for 2008-09 through 2010-11 continue to reflect relatively strong growth in tax liability. All Funds projected receipts for 2008-09 of $39.7 billion reflect an increase of 7.1 percent or $2.6 billion above the estimate for 2007-08. The projection reflects enacted end of session legislation that will expand the residential solar energy credit to certain condominiums and co-ops and that is expected to reduce receipts by $1 million annually beginning in 2009-10. All Funds receipts for 2009-10 are estimated at $42.5 billion, an increase of $2.8 billion or 7.0 percent growth. All Funds receipts for 2010-11 are estimated at $45.3 billion, an increase of $2.8 billion, and a growth of 6.7 percent above 2009-10.

General Fund income tax receipts are projected to increase by almost $1.4 billion to $24.4 billion in 2008-09. The change from 2007-08 reflects the growth in net receipts discussed above, partly offset by a $661 million increase in transfers to the RBTF, and a $628 million increase in transfers to the STAR Fund. The higher transfers to the STAR Fund support an increase in the Middle Class STAR rebate program scheduled for 2008-09. General Fund personal income tax receipts for 2009-10 are projected to increase over 2008-09 by $1.6 billion to $26.0 billion. Receipts reflect the 2009-10 increase in the Middle Class STAR program and deposits to the RBTF that are consistent with growth in All Funds receipts discussed above. Finally, General Fund receipts for 2010-11 are projected to increase by $1.7 billion over 2009-10, reflecting the net of overall growth in All Funds receipts and transfers to the RBTF and STAR Fund.

User Taxes and Fees

User Taxes and Fees

(millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	8,186	8,527	341	8,900	373
Sales Tax	7,539	7,867	328	8,205	338
Cigarette and Tobacco Taxes	411	429	18	443	14
Motor Vehicle Fees	(16)	(21)	(5)	0	21
Alcoholic Beverage Taxes	194	200	6	204	4
ABC License Fees	58	52	(6)	48	(4)
State/All Funds	13,456	13,993	537	14,544	551
Sales Tax	10,738	11,216	478	11,692	476
Cigarette and Tobacco Taxes	985	1,030	45	1,068	38
Motor Fuel	513	522	9	539	17
Motor Vehicle Fees	769	772	3	778	6
Highway Use Tax	153	152	(1)	164	12
Alcoholic Beverage Taxes	194	200	6	204	4
ABC License Fees	58	52	(6)	48	(4)
Auto Rental Tax	46	49	3	51	2

All Funds user taxes and fees receipts for 2007-08 are projected to be $14.0 billion, an increase of $537 million or 4.0 percent from 2006-07 levels. General Fund user taxes and fees receipts are projected to total $8.5 billion in 2007-08, an increase of $341 million or 4.2 percent.

User Taxes and Fees Change from Enacted Budget Estimates

(millions of dollars)

	2007-08 Enacted Actuals	2007-08 July Update Budget	Change	Percent Change
General Fund	8,565	8,527	(38)	(0.4)
Sales Tax	7,867	7,867	0	0.0
Cigarette and Tobacco Taxes	447	429	(18)	(4.0)
Motor Vehicle Fees	0	(21)	(21)	0.0
Alcoholic Beverage Taxes	200	200	0	0.0
ABC License Fees	51	52	1	2.0
State/All Funds	14,186	13,993	(193)	(1.4)
Sales Tax	11,216	11,216	0	0.0
Cigarette and Tobacco Taxes	1,078	1,030	(48)	(4.5)
Motor Fuel	537	522	(15)	(2.8)
Motor Vehicle Fees	900	772	(128)	(14.2)
Highway Use Tax	156	152	(4)	(2.6)
Alcoholic Beverage Taxes	200	200	0	0.0
ABC License Fees	51	52	1	2.0
Auto Rental Tax	48	49	1	2.1

Compared with the Enacted Budget Financial Plan, All Funds user taxes and fees receipts for 2007-08 are projected to decrease by $193 million or 1.4 percent. Compared with the Enacted Budget Financial Plan, General Fund user taxes and fees receipts are projected to decrease by $38 million or 0.4 percent. This decrease reflects a reduction in projected motor vehicle fee collections largely due to the reclassification of certain motor vehicle fees by the Office of the State Comptroller and the impact of a delay in the enforcement effort to collect cigarette excise and motor fuel taxes on sales made to Non-Native Americans on Native American lands.

User Taxes and Fees

(millions of dollars)

	2008-09 Actual	2009-10 Estimated	Annual Change	2010-11 Projected	Annual Change
General Fund	8,900	9,271	371	9,634	363
Sales Tax	8,205	8,514	309	8,845	331
Cigarette and Tobacco Taxes	443	438	(5)	432	(6)
Motor Vehicle Fees	0	58	58	95	37
Alcoholic Beverage Taxes	204	209	5	214	5
ABC License Fees	48	52	4	48	(4)
State/All Funds	14,544	15,060	516	15,547	487
Sales Tax	11,692	12,133	441	12,603	470
Cigarette and Tobacco Taxes	1,068	1,054	(14)	1,039	(15)
Motor Fuel	539	541	2	544	3
Motor Vehicle Fees	778	851	73	873	22
Highway Use Tax	164	167	3	171	4
Alcoholic Beverage Taxes	204	209	5	214	5
ABC License Fees	48	52	4	48	(4)
Auto Rental Tax	51	53	2	55	2

General Fund receipts from user taxes and fees are estimated to total $8.9 billion in 2008-09, an increase of $373 million from 2007-08. Receipts are projected to grow to $9.3 billion and $9.6 billion in 2009-10 and 2010-11, respectively. The increase is due largely to the expected continued growth in the sales tax base of about 4 percent.

Business Taxes

Business Taxes

(millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	6,468	6,679	211	6,707	28
Corporate Franchise Tax	3,676	3,904	228	4,004	100
Corporation & Utilities Tax	626	618	(8)	623	5
Insurance Tax	1,142	1,176	34	1,161	(15)
Bank Tax	1,024	981	(43)	919	(62)
State/All Funds	8,606	8,855	249	8,957	102
Corporate Franchise Tax	4,228	4,444	216	4,574	130
Corporation & Utilities Tax	820	816	(4)	821	5
Insurance Tax	1,258	1,292	34	1,276	(16)
Bank Tax	1,210	1,150	(60)	1,073	(77)
Petroleum Business Tax	1,090	1,153	63	1,213	60

All Funds business tax receipts for 2007-08 of nearly $8.9 billion are estimated to increase by nearly $249 million or 2.9 percent over the prior year. The estimates reflect a net increase in receipts of $368 million resulting from legislation provisions that closed corporate tax loopholes that allowed bank and corporate franchise taxpayers to use complex tax shelter techniques to avoid tax ($522 million) and authorized certain business tax cuts.

All Funds non-audit business tax receipts are estimated to increase 10.3 percent in 2007-08. This projection follows two consecutive years of extraordinary growth in non-audit corporate franchise tax receipts of 40 percent in 2005-06 and 29 percent in 2006-07. Total corporate franchise tax receipts for 2007-08 of $4.4 billion reflect a decline of more than 20 percent in audit receipts from last year’s historic levels.

All Funds non-audit bank tax receipts are projected to increase by 14.5 percent. Receipts from the bank tax also reflect a decline of non-audit receipts of more than 60 percent from 2006-07. Estimated All Funds non-audit business tax receipts for 2007-08 also reflect growth in corporation and utilities taxes receipts of 2.4 percent, the insurance tax receipts of 4.1 percent and petroleum business tax receipts of 5.5 percent. All Funds audit receipts from all business taxes are projected to decline by 31 percent, or roughly $480 million, from the historical level of the prior year.

This overall increase reflects a moderation in the growth of non-audit corporate franchise tax receipts to roughly 15 percent.

General Fund business tax receipts for 2007-08 of $6.7 billion are estimated to increase $211 million, or 3.3 percent over the prior year. Business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

Business Taxes Changes from Enacted Budget Estimates

(millions of dollars)

	2007-08 Enacted Budget	2007-08 July Update Budget	Change	Percent Change
General Fund	6,679	6,679	0	0.0
Corporate Franchise Tax	3,904	3,904	0	0.0
Corporation & Utilities Tax	618	618	0	0.0
Insurance Tax	1,176	1,176	0	0.0
Bank Tax	981	981	0	0.0
State/All Funds	8,919	8,855	(64)	(0.7)
Corporate Franchise Tax	4,476	4,444	(32)	(0.7)
Corporation & Utilities Tax	816	816	0	0.0
Insurance Tax	1,292	1,292	0	0.0
Bank Tax	1,150	1,150	0	0.0
Petroleum Business Tax	1,185	1,153	(32)	(2.7)

Compared to the Enacted Budget Financial Plan, estimated 2007-08 All Funds business tax receipts have decreased $64 million, or 0.7 percent. The decrease reflects lower-than-estimated receipts through June for the corporate franchise tax, the bulk of which is attributable to timing of anticipated audit receipts, and lower than-estimated receipts from the Metropolitan Transportation Authority surcharge. In addition, the decline in petroleum business tax receipts from the Enacted Budget Financial Plan estimates reflect the delay in the enforcement of regulations requiring collection of taxes from Native Americans. Estimates for total General Fund business tax receipts and for receipts from each business tax are unchanged from Enacted Budget Financial Plan estimates.

Business Taxes

(millions of dollars)

	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change
General Fund	6,707	6,913	206	6,928	15
Corporate Franchise Tax	4,004	4,142	138	4,114	(28)
Corporation & Utilities Tax	623	628	5	632	4
Insurance Tax	1,161	1,197	36	1,236	39
Bank Tax	919	946	27	946	0
State/All Funds	8,957	9,187	230	9,248	61
Corporate Franchise Tax	4,574	4,727	153	4,735	8
Corporation & Utilities Tax	821	826	5	831	5
Insurance Tax	1,276	1,315	39	1,358	43
Bank Tax	1,073	1,100	27	1,100	0
Petroleum Business Tax	1,213	1,219	6	1,224	5

All Funds business tax receipts for 2008-09 are projected to increase $102 million, or 1.2 percent, to nearly $9.0 billion.

For 2009-10, All Funds business tax receipts are projected to increase to $9.2 billion (2.6 percent) and are projected to remain roughly flat in 2010-11. The projected receipts continue to reflect the loophole closing and business tax rate reduction initiatives enacted in 2007. In addition, receipts from the corporate franchise tax have been reduced by $100 million in 2008-09, $200 million in 2009-10, and roughly $450 million in 2010-11 to reflect higher expected costs related to credits for the remediation and redevelopment of Brownfield sites.

Other Taxes

Other Taxes

(millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	1,075	1,135	60	1,211	76
Estate Tax	1,063	1,114	51	1,190	76
Gift Tax	(10)	0	10	0	0
Real Property Gains Tax	0	0	0	0	0
Pari-mutuel Taxes	21	20	(1)	20	0
All Other Taxes	1	1	0	1	0
State/All Funds	2,097	2,110	13	2,186	76
Estate Tax	1,063	1,114	51	1,190	76
Gift Tax	(10)	0	10	0	0
Real Property Gains Tax	0	0	0	0	0
Real Estate Transfer Tax	1,022	975	(47)	975	0
Pari-mutuel Taxes	21	20	(1)	20	0
All Other Taxes	1	1	0	1	0

All Funds other tax receipts in 2007-08 are projected to be roughly $2.1 billion, up $13 million or 0.6 percent from 2006-07, reflecting a modest reduction in real estate transfer tax receipts more than offset by an increase in estate tax collections. General Fund receipts for 2007-08 are projected to total more than $1.1 billion or a $60 million increase from 2006-07, with estate tax collections expected to grow modestly.

Other Taxes Changes from Enacted Budget Estimates

(millions of dollars)

	2007-08 Enacted Budget	2007-08 July Update Budget	Change	Percent Change
General Fund	1,135	1,135	0	0.0
Estate Tax	1,114	1,114	0	0.0
Gift Tax	0	0	0	0.0
Real Property Gains Tax	0	0	0	0.0
Pari-mutuel Taxes	20	20	0	0.0
All Other Taxes	1	1	0	0.0
State/All Funds	2,035	2,110	75	3.7
Estate Tax	1,114	1,114	0	0.0
Gift Tax	0	0	0	0.0
Real Property Gains Tax	0	0	0	0.0
Real Estate Transfer Tax	900	975	75	8.3
Pari-mutuel Taxes	20	20	0	0.0
All Other Taxes	1	1	0	0.0

All Funds other tax receipts for 2007-08 are revised upward by $75 million over the Enacted Budget Financial Plan estimates due to greater-than-projected real estate transfer tax collections. General Fund receipts for 2007-08 are unchanged from the Enacted Budget Financial Plan estimates.

Other Taxes

(millions of dollars)

	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change
General Fund	1,211	1,342	131	1,425	83
Estate Tax	1,190	1,321	131	1,404	83
Gift Tax	0	0	0	0	0
Real Property Gains Tax	0	0	0	0	0
Pari-mutuel Taxes	20	20	0	20	0
All Other Taxes	1	1	0	1	0
State/All Funds	2,186	2,342	156	2,425	83
Estate Tax	1,190	1,321	131	1,404	83
Gift Tax	0	0	0	0	0
Real Property Gains Tax	0	0	0	0	0
Real Estate Transfer Tax	975	1,000	25	1,000	0
Pari-mutuel Taxes	20	20	0	20	0
All Other Taxes	1	1	0	1	0

General Fund receipts from other taxes are expected to grow modestly over the next three fiscal years, primarily reflecting continued growth in estate tax collections. All Funds other tax receipts are projected to increase moderately in future years, primarily due to increased collections in the estate tax and a relatively flat real estate transfer tax.

Miscellaneous Receipts

Miscellaneous Receipts and Federal Grants

(millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	2,419	2,430	11	1,921	(509)
Miscellaneous Receipts	2,268	2,355	87	1,862	(493)
Federal Grants	151	75	(76)	59	(16)
State	18,016	20,119	2,103	19,760	(359)
Miscellaneous Receipts	17,864	20,043	2,179	19,700	(343)
Federal Grants	152	76	(76)	60	(16)
All Funds	53,657	57,138	3,481	58,714	1,576
Miscellaneous Receipts	18,078	20,198	2,120	19,848	(350)
Federal Grants	35,579	36,940	1,361	38,866	1,926

General Fund miscellaneous receipts and Federal grants collections in 2007-08 are projected to reach over $2.4 billion, up $11 million from 2006-07 results, reflecting increases in indirect costs collections, Federal grant reimbursement and expected receipts from the New York Power Authority (NYPA) payments, offset by decreases in receipts from abandoned property, bond issuance charges and collections from the State of New York Mortgage Agency (SONYMA).

Miscellaneous Receipts and Federal Grants Change from Enacted Budget Estimates

(millions of dollars)

	2007-08 Enacted Budget	2007-08 July Update Budget	Change	Percent Change
General Fund	2,544	2,430	(114)	(4.5)
Miscellaneous Receipts	2,485	2,355	(130)	(5.2)
Federal Grants	59	75	16	27.1
State	20,307	20,119	(188)	(0.9)
Miscellaneous Receipts	20,247	20,043	(204)	(1.0)
Federal Grants	60	76	16	26.7
All Funds	57,530	57,138	(392)	(0.7)
Miscellaneous Receipts	20,402	20,198	(204)	(1.0)
Federal Grants	37,128	36,940	(188)	(0.5)

General Fund miscellaneous receipts and Federal grants in 2007-08 are estimated to be $114 million below Enacted Budget Financial Plan estimates, due mainly to fund shifts to special revenue accounts. The loss of revenues is partially offset by a $40 million increase in the short-term investment income receipts expected in 2007-08.

Miscellaneous Receipts and Federal Grants

(millions of dollars)

	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change
General Fund	1,921	2,120	199	2,120	0
Miscellaneous Receipts	1,862	2,061	199	2,061	0
Federal Grants	59	59	0	59	0
State	19,760	19,616	(144)	20,357	741
Miscellaneous Receipts	19,700	19,556	(144)	20,297	741
Federal Grants	60	60	0	60	0
All Funds	58,714	59,530	816	61,769	2,239
Miscellaneous Receipts	19,848	19,703	(145)	20,441	738
Federal Grants	38,866	39,827	961	41,328	1,501

General Fund miscellaneous receipts and Federal grants in 2008-09 are projected to be $1.9 billion, down $509 million from 2007-08. This decrease is primarily the result of the loss of certain receipts from NYPA, SONYMA, the Hurricane Katrina EMAC, and a decrease in abandoned property and investment income collections. For 2009-10, General Fund miscellaneous receipts and Federal grants are projected to increase by $199 million. Receipts are expected to remain relatively constant in 2010-11.

UPDATED DISBURSEMENTS FORECAST

In addition to changes made during the end of the regular legislative session, the spending forecasts for each of the State’s major programs and activities have been updated since the Enacted Budget Financial Plan as more information has become available. Most of the changes are modest and include revisions to Medicaid, public health, mental hygiene, and social services which are explained in detail earlier in this update. The current services estimates are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors.

The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. In Correctional Services, spending estimates are based in part on estimates of the State’s prison population, which in turn depend on forecasts of incarceration rates, release rates, and conviction rates. All projections account for the timing of payments, since not all the amounts appropriated in the Enacted Budget Financial Plan are disbursed in the same fiscal year. The major assumptions used in preparing the spending projections for the State’s major programs and activities are summarized in the tables presented in the following section.

Additional detailed information on annual spending changes for each of the State’s major programs and activities may be found in the 2007-08 Enacted Budget Financial Plan available on-line at www.budget.state.ny.us.

Total Disbursements

(millions of dollars)

	2006-07 Actuals	2007-08 Enacted	2007-08 Current	Annual $ Change	Annual % Change	$ Change from Enacted
General Fund	51,591	53,684	53,995	2,404	4.7%	311
State Funds	77,311	83,779	83,672	6,361	8.2%	(107)
State Funds Operating	73,489	78,426	78,661	5,172	7.0%	235
Capital Budget	5,559	7,352	6,916	1,357	24.4%	(436)
Federal Operating	33,716	34,898	34,818	1,102	3.3%	(80)
All Funds	112,764	120,675	120,395	7,631	6.8%	(280)

In 2007-08, General Fund spending, including transfers to other funds, is projected to total $54.0 billion, an increase of $311 million from the Enacted Budget Financial Plan forecast. State Funds Operating spending, which includes both the General Fund and spending from other funds supported by assessments, tuition, the Health Care Reform Act (HCRA) resources, and other non-Federal revenues, is projected to total $78.7 billion in 2007-08, an increase of $235 million from the initial forecast. Estimated capital spending and Federal operating aid have been reduced since the Enacted Budget Financial Plan by $436 million and $80 million, respectively. As a result, All Funds spending, which includes Federal aid, is currently projected to total $120.4 billion in 2007-08, $280 million below the initial forecast.

GENERAL FUND FINANCIAL PLAN PROJECTIONS FOR 2008-09 THROUGH 2010-11

The budgetary changes enacted at the end of the regular legislative session and revisions to the receipt and spending estimates since the time of enactment have no significant impact on the General Fund Financial Plan balance in 2007-08. However the projected outyear gaps have been increased by roughly $500 million each in 2008-09 and 2009-10, to a total of $3.6 billion in 2008-09, $5.3 billion in 2009-10, and $6.7 billion in 2010-11.

The projected 2008-09 spending increases are driven by rising costs for public health care, the State-financed cap on local Medicaid spending, increased State aid for schools, State employee and retiree health benefits, mental hygiene services and child welfare programs.

In evaluating the State’s outyear operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal condition is likely to diminish as one moves further from the current year. Accordingly, the 2008-09 forecast is perhaps the most relevant from a planning perspective, since any gap in that year must be closed with actions which would typically have a positive impact on subsequent year gaps, and the variability of the estimates is likely to be less than in later years.

The following chart provides a “zero-based” look at the causes of the 2008-09 General Fund budget gap, followed by a brief summary of the assumptions behind the projections. A detailed explanation of the assumptions underlying the outyear revenue and spending projections appears elsewhere in this AIS Update.

2008-09 General Fund Annual Change

Savings/(Costs)

(millions of dollars)

2008-09
RECEIPTS	1,457
Constant Law Growth	3,431
Existing Tax Reductions	(330)
Uncommon Audit Collections	(121)
Change in STAR Tax Cuts	(628)
Change in Debt Service (RBTF/LGAC/CWCA)	(332)
Non-recurring 2007-08 Payments (NYPA; SONYMA; Hurricane Katrina)	(299)
Non-recurring Abandoned Property	(140)
All Other	(124)

DISBURSEMENTS	(5,540)
Local Assistance	(4,265)
Medicaid	(2,055)
Program Growth	(1,206)
Medicaid Cap/Family Health Plus Takeover	(374)
Change in HCRA/Provider Assessment Financing	(475)
School Aid	(1,368)
Local Government Assistance	(381)
Mental Hygiene	(236)
Children and Family Services	(163)
All Other Local Assistance	(62)
State Operations	(403)
Personal Service	(255)
Non-personal Service	(148)
General State Charges	(444)
Health Insurance	(328)
Pensions	(101)
All Other	(15)
Transfers to Other Funds	(428)
Debt Service	(125)
Capital Projects	(311)
All Other	8

Use of Reserves (net)	469

CURRENT SERVICES BUDGET GAP FOR 2008-09	(3,614)

The forecast for 2008-09 is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the current services costs of program activities. DOB believes the estimates of annual change in revenues and spending that create the 2008-09 current services gap forecast are based on reasonable assumptions and methodologies. Significant assumptions that affect the forecast include:

•

Economic growth will continue during the forecast period. DOB’s forecast calls for moderate expansion in the economy. The momentum of the State’s expansion appears to have peaked in 2005, and the forecast calls for positive, but slowing growth in 2007 and a return to trend growth rates in the outyears.

•

Revenues, adjusting for tax law changes, will grow in the range of 5 percent to 6 percent annually. The growth rate is consistent with DOB’s forecast for the economy, but, as in any year, is subject to significant volatility. Changes in the economic growth rate, Federal law, and taxpayer behavior all have a significant influence on receipts collections.

•	The Federal government will not make substantive funding changes to major aid programs or make substantive regulatory changes that adversely affect the State.

•

The projections do not include any extra costs for new labor settlements. Current labor contracts expired on April 1, 2007. Each 1 percent salary increase is valued at $86 million in the General Fund and $135 million in All Funds. In addition, the Updated Financial Plan does not include any pay increases for judges or elected officials.

•

The projections do not count on the use of one-time resources. In a typical year, the Financial Plan will include such resources totaling roughly $500 million and DOB expects similar levels could be achieved in the future.

Changes to these or other assumptions have the potential to materially alter the size of the budget gaps for 2008-09 and beyond.

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OUTYEAR GENERAL FUND DISBURSEMENT PROJECTIONS

DOB forecasts General Fund spending of $59.5 billion in 2008-09, an increase of $5.5 billion (10.3 percent) over projected 2007-08 levels. Growth in 2009-10 is projected at $4.7 billion (7.8 percent) and in 2010-11 at $4.4 billion (6.9 percent). The growth levels are based on current services projections, as modified by the budgetary actions approved during the end of the regular legislative session. The State Constitution requires the Governor to annually submit a balanced budget to the Legislature and recent legislation requires the Legislature to enact a balanced budget. The current estimates do not incorporate any new proposals to control spending that are likely to be part of any balanced budget submission in 2008-09 and in future years. The main sources of annual spending growth for 2008-09, 2009-10, and 2010-11 are itemized in the following table.

Outyear Disbursement Projections –General Fund

(millions of dollars)

	2007-08	2008-09	Annual $ Change	2009-10	Annual $ Change	2010-11	Annual $ Change
Grants to Local Governments	37,279	41,544	4,265	45,457	3,913	48,865	3,408

School Aid	16,170	17,538	1,368	19,166	1,628	20,727	1,561
Medicaid (including administration)	8,602	10,283	1,681	11,655	1,372	12,399	744
Medicaid: Takeover Initiatives	974	1,348	374	1,898	550	2,453	555
Higher education	2,398	2,473	75	2,528	55	2,556	28
Mental Hygiene	1,,858	2,094	236	2,266	172	2,374	108
Children and Families Services	1,600	1,763	163	1,884	121	2,017	133
Temporary and Disability Assistance	1,392	1,438	46	1,433	(5)	1,430	(3)
Other Education Aid	1,738	1,686	(52)	1,711	25	1,771	60
Local Government Assistance	943	1,324	381	1,364	40	1,420	56
Public Health	668	730	62	715	(15)	733	18
Transportation	106	105	(1)	105	0	104	(1)
All Other	830	762	(68)	732	(30)	881	149
State Operations:	9,613	10,016	403	10,407	391	10,663	256

Personal Service	6,679	6,934	255	7,186	252	7,308	122
Non-Personal Service	2,934	3,082	148	3,221	139	3,355	134
General State Charges	4,525	4,969	444	5,282	313	5,585	303

Pensions	1,185	1,286	101	1,292	6	1,283	(9)
Health Insurance (Active Employees)	1,508	1,695	187	1,834	139	1,972	138
Health Insurance (Retired Employees)	1,064	1,205	141	1,357	152	1,526	169
All Other	768	783	15	799	16	804	5
Transfers to Other Funds:	2,578	3,006	4238	3,072	66	3,520	448

Debt Service	1,578	1,703	125	1,692	(11)	1,721	29
Capital Projects	89	400	311	534	134	945	411
All Other	911	903	(8)	846	(57)	854	8

TOTAL DISBURSEMENTS	53,995	59,535	5,540	64,218	4,683	68,633	4,415

Grants to Local Governments

Annual growth in local assistance is driven primarily by Medicaid and school aid. The following table summarizes some of the factors that affect the local assistance projections over the Financial Plan period.

Forecast for Selected Program Measures Affecting Local Assistance

(dollars)

	Actual	Forecast
	2006-07	2007-08	2008-09	2009-10	2010-11
Medicaid
Medicaid Coverage	3,690,578	3,854,312	4,008,484	4,168,824	4,335,577
Family Health Plus Coverage	514,058	539,944	556,397	567,484	578,793
Child Health Plus Coverage	388,187	420,882	452,991	469,940	496,204
Medicaid Inflation	1.4%	1.8%	4.4%	4.7%	4.3%
Medicaid Utilization	1.1%	1.4%	3.4%	3.5%	3.3%
State Takeover of County/NYC Costs (Total)	$756	$974	$1,348	$1,898	$2,453

-Family Health Plus	$424	$477	$518	$530	$547
-Medicaid	$332	$497	$830	$1,368	$1,906
Education
School Aid (School Year)	$17,900	$19,600	$21,000	$23,200	$25,500
K-12 Enrollment	2,783,153	2,758,856	2,758,856	2,758,856	2,758,856
Public Higher Education Enrollment (FTEs)	503,538	515,178	515,178	515,178	515,178
TAP Recipients	323,000	318,000	318,000	318,000	318,000
Welfare
Family Assistance Caseload	402,346	366,757	360,832	357,765	355,722
Single Adult/No Children Caseload	158,513	169,286	169,125	167,736	166,234
Mental Hygiene
Mental Hygiene Community Beds	84,465	87,436	90,217	92,462	94,271

Medicaid

General Fund spending for Medicaid is expected to grow by roughly $2.0 billion in 2008-09, $1.9 billion in 2009-10, and another $1.3 billion in 2010-11.

Major Sources of Annual Change in Medicaid Growth

General Fund

(billions of dollars)

	Increase from Prior Year
	2008-09	2009-10	2010-11
Price/Utilization/Admin Growth	1.0	1.0	1.0
Timing	0.2	0.0	0.0
Extra Weekly Payment	0.0	0.3	(0.3)
Medicaid Cap/FHP Takeover	0.4	0.6	0.6
Provider Assessments	0.1	0.0	0.0
HCRA Financing	0.3	0.0	0.0
Total	2.0	1.9	1.3

Medicaid growth results, in part, from the combination of projected increases in recipients, service utilization, and medical care cost inflation that impact nearly all categories of service (e.g., hospitals, nursing homes, etc.). The State cap on local Medicaid costs and takeover of local FHP costs is projected to increase spending by $374 million in 2008-09, $550 million in 2009-10, and $555 million in 2010-11. In 2009-10, an extra weekly payment to providers adds $300 million in spending. The remaining growth is primarily attributed to certain nursing home delinquent payor assessment collections in 2007-08 that are not expected to recur in 2008-09 and lower levels of HCRA financing beginning in 2008-09, both of which are used to lower General Fund costs, as well as the impact of the prepayment of certain 2007-08 obligations in 2006-07.

The average number of Medicaid recipients is expected to grow to 4 million in 2008-09, an increase of 4.0 percent from the estimated 2007-08 caseload of more than 3.8 million. FHP enrollment is estimated to grow to approximately 556,000 in 2008-09, an increase of 3 percent over projected 2007-08 enrollment of almost 540,000.

School Aid

Four Year School Aid Projection —School Year

Cumulative Increase from 2006-07 Results

(millions of dollars)

	July	Forecast
	2007-08	2008-09	2009-10	2010-11
Foundation Aid	1,110	2,343	3,858	5,512
Universal Pre-kindergarten	104	200	300	350
Additional Pre-kindergarten	43	0	0	0
High Tax Aid	100	0	0	0
Supplemental Public Excess Cost	17	0	0	0
New York City Academic Achievement Grant	89	0	0	0
EXCEL Building Aid	112	184	197	197
Expense-Based Aids (Building, Transportation, High Cost and Private Excess Cost, BOCES)	141	332	785	1,280

Other Aid Categories/Initiatives/Miscellaneous Growth	51	63	200	300

School Aid Subtotal	1,767	3,122	5,340	7,639

Other: SED State Operations—Accountability Initiative	15	20	20	20

Total Cumulative Increase	1,782	3,142	5,360	7,659

On a school year basis, school aid is projected at $21.0 billion in 2008-09, $23.2 billion in 2009-10, and $25.5 billion in 2010-11. On a State fiscal year basis, General Fund school aid spending is projected to grow by $1.4 billion in 2008-09, $1.6 billion in 2009-10, and $1.6 billion in 2010-11. Outside the General Fund, revenues from lottery sales are projected to increase by $137 million in 2008-09, $97 million in 2009-10, and $27 million in 2010-11, to a total of $2.2 billion in 2008-09 growing to a total of $2.3 billion in 2010-11. In addition, VLT revenues are projected to increase by $63 million in 2008-09, $188 million in 2009-10, and $651 million in 2010-11, to a total of $570 million in 2008-09 and growing to $1.4 billion in 2010-11. The VLT estimates assume the start of operations at Aqueduct in 2009-10 and the approval of a proposed expansion plan in 2008-09.

The Updated Financial Plan assumes that certain school aid initiatives included in the 2007-08 Enacted Budget Financial Plan are non-recurring. Specifically, High Tax Aid ($100 million); Supplemental Public Excess Cost Aid ($17 million) and the New York City Academic Achievement Grant ($89 million) are nonrecurring. In future years, projected school aid increases are primarily due to increases in Foundation Aid; Universal Pre-kindergarten expansion; and increases in expense-based aids such as Building Aid and Transportation Aid.

Higher Education

Spending for higher education programs is projected to grow by $75 million in 2008-09, $55 million in 2009-10, and $28 million in 2010-11. This growth is largely driven by increases in State aid to the City University (CUNY), where the State supports senior college operations and works in conjunction with the City of New York to finance community colleges. The additional support to CUNY allows for continued implementation of strategic objectives and includes: establishing a more rigorous and selective university system, creating a flagship environment, fostering a research environment, improving CUNY’s teacher education programs, expanding collaborative and outreach programs with the New York City Board of Education, and facilitating economic development.

Mental Hygiene

Mental Hygiene spending is projected at $2.1 billion in 2008-09, $2.3 billion in 2009-10, and $2.4 billion in 2010-11. The growth is largely attributable to increases in the projected State share of Medicaid costs, cost-of-living increases, projected expansions of the various mental hygiene service systems including the Office of Mental Health’s (OMH’s) Children’s Services, increases in the NYS-CARES program and in the development of children’s beds to bring children back from out-of-state placements in OMRDD, the NY/NY III Supportive Housing agreement and community bed expansion in OMH, and several new chemical dependence treatment and prevention initiatives.

Children and Family Services

Children and Family Services spending is projected to grow by $163 million in 2008-09, $121 million in 2009-10 and $133 million in 2010-11. The increases are driven primarily by expected growth in local child welfare claims, the impact of the expected delay in obtaining the Office of Children and Family Services Medicaid waiver, and cost-of-living increases.

Temporary and Disability Assistance

Spending is projected at $1.4 billion in 2008-09, an increase of $46 million (3.2 percent) from 2007-08, and is expected to remain at virtually the same level in 2009-10 and 2010-11. Caseloads for family assistance and single adult/childless couples are projected to decline marginally. This reduction is countered by the reduction in available public assistance offsets, which increases the level of General Fund resources needed.

Other Local

All other local assistance programs total $3.9 billion in 2008-09, an increase of approximately $324 million over 2007-08 Enacted Budget Financial Plan levels. This growth in spending results primarily from increases in local government assistance ($380 million) as unrestricted aid to New York City is expected to return to prior-year levels ($308 million increase) and additional AIM funding for “high need” municipalities increases another $50 million above 2007-08 levels, offset by a decline in other education aid reflecting legislative member item spending in 2007-08 that is expected to be a one-time cost.

State Operations

Forecast of Selected Program Measures Affecting State Operations

	Actual	Forecast
	2006-07	2007-08	2008-09	2009-10	2010-11
State Operations
Prison Population (Corrections)	63,577	63,400	63,400	63,400	63,400
Negotiated Salary Increases (1)	3.00%	0.0%	0.0%	0.0%	0.0%
Personal Service Inflation	0.8%	0.8%	0.8%	0.8%	0.8%
State Workforce	195,526	198,388	199,218	199,385	199,385

(1)	Negotiated salary increases include a recurring $800 base salary adjustment effective April 1, 2007.

State Operations spending is expected to total $10.0 billion in 2008-09, an annual increase of $403 million (4.2 percent). In 2009-10, spending is projected to grow by another $391 million to a total of $10.4 billion (3.9 percent). Spending in 2010-11 is projected to total $10.7 billion, $256 million above 2009-10 levels (2.5 percent). These increases reflect salary adjustments for performance advances, longevity payments and promotions, and increased staffing levels, primarily in mental health and corrections. Inflationary increases for non-personal service costs result in higher spending in all years. Additional growth is driven by spending for ongoing initiatives, including the civil commitment program for sexual offenders, and medical and pharmacy costs in the areas of mental hygiene and corrections. The projections do not include any reserve for salary increases and labor settlements after the current round of contracts, which expired on April 1, 2007 (United University Professions contracts expired on July 1, 2007).

The agencies experiencing the most significant personal service and non-personal service growth from 2007-08 to 2008-09 are depicted in the charts below, followed by brief descriptions.

Personal Service

General Fund -Personal Service

(millions of dollars)

	2007-08	2008-09	Annual $ Change	Annual % Change
Total	6,679	6,934	255	3.8%

Judiciary	1,312	1,407	95	7.2%
Mental Health	478	540	62	13.0%
Correctional Services	1,818	1,843	25	1.4%
State University	890	911	21	2.4%
State Police	383	402	19	5.0%
Children and Family Services	157	168	11	7.0%
Public Health	72	82	10	13.9%
Medicaid Inspector General	11	20	9	81.8%
Tax and Finance	209	216	7	3.3%
All Other	1,349	1,345	(4)	-0.3%

•

Judiciary. Reflects projections provided by the Office of Court Administration (OCA) for collective bargaining agreements for OCA employees, as well as the annualization of prior year judicial actions, including making part-time judges full-time, and the addition of Court of Claims and Family Judges.

•

Mental Health. Base growth reflects the loss of non-recurring revenue maximization/savings actions ($29 million); additional costs resulting from recent legislation related to civil confinement for sexual offenders ($15 million); annualization of prior year and current year initiatives, including a new pharmaceutical initiative, additional research jobs, Workplace Violence Prevention Act, Jonathan’s Law and the Special Housing Unit bill ($11 million); and contractual salary increases ($7 million).

•

Correctional Services. Growth is primarily attributable to recent legislation related to civil confinement for sexual offenders and the restricted use of special housing units for mentally ill inmates that are expected to result in an increased need for correction officers.

•

State University. Reflects funding for inflationary increases at the State University of New York (SUNY). The total taxpayer-supported workforce for SUNY is approximately 24,000 positions. The annual growth is driven largely by costs associated with contractual salary increases, multi-year initiatives and legislative additions.

•

State Police. The growth is driven primarily by the State Police’s takeover of patrol costs on Interstate highway 84 in 2008-09 that were previously financed with proceeds from toll revenues that have been discontinued.

•

Children and Family Services. Primarily reflects the expected loss of non-recurring Federal revenue used to offset General Fund costs ($5 million), the full annual cost of 218 new youth facility jobs ($4 million), and salary adjustments ($1 million).

•	Public Health. Primarily reflects the annualization of 79 new positions included in the 2007-08 Budget as well as anticipated cost increases associated with filling vacant positions.

•

Medicaid Inspector General. Newly created agency is expected to continue to expand operations in 2008-09 in order to be able to fulfill agency goals. The agency expects cost to increase as currently vacant positions are filled.

•	Tax and Finance. Reflects the annualization of 200 additional full-time employees added for audit and information technology purposes.

Non-Personal Service

General Fund -Non-Personal Service

(millions of dollars)

	2007-08	2008-09	Annual $ Change	Annual % Change
Total	2,934	3,082	148	5.0%

Correctional Services	596	637	41	6.9%
State University	428	449	21	4.9%
Mental Health	271	290	19	7.0%
Mental Retardation	249	264	15	6.0%
State Police	70	82	12	17.1%
Children and Family Services	100	109	9	9.0%
Judiciary	298	306	8	2.7%
Public Health	117	124	7	6.0%
Homeland security	22	27	5	22.7%
All Other	783	794	11	1.4%

•

Correctional Services. Growth is primarily driven by the escalating costs of providing health care services and prescription drugs to inmates, as well as recent legislation related to the civil confinement for sexual offenders and the restricted use of special housing units for mentally ill inmates.

•

State University. Primarily reflects funding for inflationary increases at SUNY, as gauged by the Higher Education Price Index (HEPI). The HEPI, which is usually 3-5 percent annually, is a more accurate indicator of changes in costs for colleges and universities than the more familiar Consumer Price Index. The spending growth is also related to the additional need for supplies and equipment associated with the hiring of more full-time faculty.

•

Mental Health. Primarily reflects overall inflationary increases, including assumed 4 percent increases for energy costs and roughly 10 percent for pharmacy costs ($15 million) and additional costs resulting from the Sex Offender Management and Treatment Act ($3 million)

•	Mental Retardation. Primarily reflects a 2.5 percent overall inflationary increase ($9 million) as well as a roughly 10 percent increase for pharmacy costs ($5 million).

•	State Police. Spending growth is primarily driven by the loss of cellular surcharge revenues supporting certain non-personal service costs.

•

Children and Family Services. Growth is driven by the loss of Federal revenues supporting development costs of the child welfare computer system ($5 million), general inflation ($3 million) and projected Office for Technology rate increases for services provided to the agency ($1 million).

•	Judiciary. The increase is driven by inflation and increasing court security costs, Law Guardian / Assigned Counsel costs and additional costs generated by each new judgeship.

•

Public Health. Reflects the full annual cost of new and enhanced investments (i.e., Vital Records Program, federally mandated Payment Error Rate Measurement) authorized in the 2007-08 Enacted Budget Financial Plan and other associated non-personal service costs (i.e., technology upgrades, infrastructure improvements) to ensure appropriate auditing and surveillance capabilities and other measures to protect the public health.

•

Homeland Security. Primarily reflects costs driven by the Oneida Training Center project, which will provide training of all State First Responders/Potential First Responders in the event of an emergency (e.g., a terrorist attack or natural disaster).

General State Charges

Forecast of Selected Program Measures Affecting General State Charges

	Actual		Forecast
	2006-07	2007-08	2008-09	2009-10	2010-11
General State Charges
Pension Contribution Rate	10.2%	9.5%	9.2%	9.2%	9.2%
Employee/Retiree Health Insurance Rate	10.3%	5.8%	12.8%	10.0%	9.6%

General State Charges are projected to total $5.0 billion in 2008-09, $5.3 billion in 2009-10 and $5.6 billion in 2010-11. The annual increases are due mainly to anticipated cost increases in pensions and health insurance for State employees and retirees.

The State’s pension contribution rate to the New York State and Local Retirement System is expected to decrease from 9.5 percent of salary in 2007-08 to 9.2 percent in 2008-09 and beyond. Pension spending in 2008-09 is projected to total $1.3 billion, an increase by $101 million over 2007-08 due to projected growth in the salary base. In 2009-10 and 2010-11 pension costs are expected to remain virtually unchanged.

History and Forecast of New York State Employee Health Insurance

(millions of dollars)

Health Insurance

Year	Active Employees	Retirees	Total State
2006-07	1,518	913	2,431
2007-08	1,508	1,064	2,572
2008-09	1,695	1,205	2,900
2009-10	1,834	1,357	3,191
2010-11	1,972	1,526	3,498
All numbers reflect the cost of Health Insurance for General State Charges (Executive and Legislative branches) and the Office of Court Administration. The Retiree estimates for 2007-08 and beyond are taken from the GASB 45 Actuarial Valuation Report completed by Buck Consultants and issued on May 15, 2007.

Spending for employee and retiree health care costs is expected to increase by $328 million in 2008-09, $291 million in 2009-10, and another $307 million in 2010-11 and assumes an average annual premium increase of roughly 10 percent. Health insurance is projected at $2.9 billion in 2008-09 ($1.7 billion for active employees and $1.2 billion for retired employees), $3.2 billion in 2009-10 ($1.8 billion for active employees and $1.4 billion for retired employees), and $3.5 billion in 2010-11 ($2.0 billion for active employees and $1.5 billion for retired employees). See discussion of the Governmental Accounting Standards Board (GASB) 45 later in this Updated Financial Plan for the valuation of future state health insurance costs for State employees.

Transfers to Other Funds

Outyear Disbursement Projections -Transfers to Other Funds

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Transfers to Other Funds:	2,578	3,006	3,072	3,520

Debt Service	1,578	1,703	1,692	1,721
Capital Projects	89	400	534	945
Dedicated Highway and Bridge Trust Fund Support	0	139	289	690
All Other Capital	89	261	245	255
All Other Transfers	911	903	846	854

Medicaid Payments for State Facility Patients	174	174	174	174
Lottery and VLT Support for School Aid	157	0	0	0
Judiciary Funds	164	162	162	162
SUNY-Hospital Operations	120	141	159	167
Banking Services	69	69	69	69
Empire State Stem Cell Trust Fund	25	75	0	0
Statewide Financial System	0	50	50	50
All Other	202	232	232	232

In 2008-09, transfers to other funds are estimated at $3.0 billion, an increase of $428 million over 2007-08. Consistent with the Enacted Budget Financial Plan, this increase is primarily attributed to an increase in capital projects transfers that includes the first in a series of annual transfers to the Dedicated Highway and Bridge Trust Fund aimed at reducing fund gaps.

Other increases include annual transfers of $50 million beginning in 2008-09 to support development of a single Statewide financial system, an increase of $50 million in 2008-09 for stem cell research, and a return to normal patterns for both SUNY Hospital State subsidy payments and Statewide debt service requirements ($21 million and $125 million increase, respectively) after accelerations of 2007-08 payments into 2006-07. In 2009-10 and 2010-11, transfers to other funds are expected to increase by $66 million and $448 million, respectively, as capital transfers to the Dedicated Highway and Bridge Trust Fund rise by an additional $150 million and $401 million in each of those years.

FIRST QUARTER OPERATING RESULTS

GENERAL FUND

Year-to-Date Results vs. Enacted Budget Projections

The General Fund ended the first quarter of the 2007-08 fiscal year with a cash balance of $2.9 billion, $1.3 billion lower than the Enacted Budget Financial Plan projection. This variance is attributable to $1.1 billion in spending occurring earlier than planned and $162 million in lower than expected receipts.

2007-08 Fiscal Year

Year-to-Date Results Through June 2007

General Fund Results vs. Enacted Budget Projection

(millions of dollars)

	Enacted Budget Projection	Actual Results	Favorable/ (Unfavorable) vs. Plan	Increase/ (Decrease) from Prior Year
Opening Balance (April 1, 2007)	3,045	3,045	n/a	(212)

Receipts	14,919	14,757	(162)	(196)

Personal Income Tax	7,095	7,179	84	(73)
User Taxes and Fees	2,133	2,179	46	139
Business Taxes	1,509	1,308	(201)	(102)
All Other Taxes, Receipts & Grants	824	797	(27)	(178)
Transfers From Other Funds	3,358	3,294	(64)	18

Disbursements	13,779	14,921	(1,142)	1,196

Local Assistance	8,655	9,512	(857)	1,053
State Operations
Personal Service	2,074	2,048	26	156
Non-Personal Service	576	716	(140)	66
General State Charges	1,804	1,910	(106)	(22)
Transfers To Other Funds	670	735	(65)	(57)

Change in Operations	1,140	(164)	(1,304)	(1,392)
Closing Balance (June 30, 2007)	4,185	2,881	(1,304)	(1,604)

Through June 2007, General Fund receipts, including transfers from other funds, totaled $14.8 billion, or $162 million lower than the Enacted Budget Financial Plan forecast. This small variance is primarily due to lower than projected business taxes ($201 million), other taxes ($29 million) and miscellaneous receipts ($71 million) offset by higher than expected receipts from the personal income tax ($84 million) and the sales tax ($76 million).

General Fund disbursements through June totaled $14.9 billion, $1.1 billion higher than projected. The largest spending variances include:

•

School Aid ($235 million higher than planned): The variance is resulting from earlier than expected payments for remaining general aid for the 2006-07 and prior school years ($142 million), for the Early Grade Class Size Reduction Program and the Universal Pre-kindergarten programs ($82 million) and for categorical type program aid ($11 million).

•

Medicaid, including administration ($181 million higher than planned): Driven by variations from the anticipated timing of cost containment savings included in the 2007-08 Enacted Budget Financial Plan and other available resources used to support Medicaid costs.

•

Special Education ($229 million higher than planned): Reflects earlier-than-projected claiming during the first three months of the fiscal year in preschool programs ($158 million), summer school programs ($70 million), and State-supported special education schools serving blind and deaf pupils ($1 million).

•	SUNY Aid payments to community colleges ($104 million higher than expected): Reflects earlier than projected payments to community colleges.

•	General State Charges ($106 million higher than planned): Reflects an earlier than projected payment of the Judiciary pension bill ($133 million) in May rather than July.

•	Capital ($71 million higher than projected): Reflects earlier than expected spending for a variety of economic development programs.

•	Non-Personal Service ($140 million higher than planned) due to variations from the anticipated spending patterns across all agencies.

Annual Change (First Quarter)

Through June 2007, General Fund receipts totaled $14.8 billion, a decrease of $196 million or 1.3 percent, compared to the same period in 2006-07. This small annual decrease is largely attributable to declines in business taxes and miscellaneous receipts and a slowdown in personal income tax growth.

General Fund spending through June 2007 was $1.2 billion, or 8.7 percent, higher than actual results through the same period for fiscal year 2006-07.

The causes of annual growth by program include:

•

Education: $295 million of higher school aid “tail” payments for the 2006-07 school year augmented by growth in special education spending attributable to the timing of spending on claims-based preschool education ($55 million);

•

Welfare: $180 million in growth driven by the timing of the public assistance offset transaction; • CUNY: $107 million for subsidy payments to New York City, reflecting discontinuation of the deferral provided in 2006-07;

•	SUNY: $100 million due to earlier than expected payments to community colleges;

•	Medicaid Administration: Initial implementation of the Medicaid cap which resulted in lower spending in the first quarter of the prior year ($89 million); and

•	State Operations: Negotiated salary increases and inflation.

ALL GOVERNMENTAL FUNDS

Year-to-Date Results vs. Enacted Budget Projections

2007-08 Fiscal Year

Year-to-Date Results Through June 2007

All Governmental Funds vs. Enacted Budget Projection

(millions of dollars)

	Enacted Budget Projection	Actual Results	Favorable/ (Unfavorable) vs. Plan	Increase/ (Decrease) from Prior Year
Total Receipts	29,120	28,507	(613)	649

Personal Income Tax	9,769	9,882	113	213
User Taxes and Fees	3,595	3,630	35	183
Business Taxes	2,035	1,824	(211)	(74)
Other Taxes	502	532	30	(30)
Miscellaneous Receipts	4,565	4,593	28	664
Federal Grants	8,654	8,046	(608)	(307)

Total Disbursements	26,295	26,971	(676)	1,480

General Fund*	13,109	14,186	(1,077)	1,253
Special Revenue Funds*	11,038	10,671	367	91
Capital Projects Funds*	1,440	1,343	97	146
Debt Service Funds*	708	771	(63)	(10)

Through June 2007, All Funds receipts totaled $28.5 billion, or $613 million lower than the Enacted Budget forecast. Tax receipts totaled $15.9 billion, or $33 million lower than the Enacted Budget forecast. This is primarily a result of lower than anticipated collections in business taxes ($211 million) offset by higher than expected collections in the personal income tax ($113 million), user taxes and fees ($35 million) and other taxes ($30 million). Federal grants fell below the estimated forecast due to the inherent difficulty in predicting the timing of Federal aid.

Through June 2007, All Funds disbursements totaled $27.0 billion, $676 million above the Enacted Budget Financial Plan projection. General Fund overspending of $1.1 billion was offset by lower than projected Special Revenue Funds spending ($367 million,) and capital projects spending ($97 million).

Annual Change (First Quarter)

Through June 2007, total taxes increased by $292 million, or 2.0 percent, compared to the same period in 2006-07. This decrease is largely attributable to two factors. First, there were large audit recoveries in business taxes in 2006 and the timing of receipts in the current fiscal year. Second, the child credit enacted in 2006 significantly increased income tax refunds.

Compared to the same period in 2006-07, Special Revenue funds disbursements were $91 million higher, due primarily to increases for STAR ($232 million) and State Operations ($80 million), offset by a decrease in social service spending. The Capital Projects Funds increase of $146 million from the prior year is primarily driven by increased transportation project spending.

CASH FLOW FORECAST

In 2007-08, the General Fund is projected to have quarterly-ending balances of $3.5 billion in September 2007, $1.4 billion in December 2007 (the lowest projected month-end cash flow balance), and $3.0 billion at the end of March 2008.

State Funds quarterly-ending balances are expected to be $7.5 billion in September 2007, $3.9 billion in December 2007, and $5.8 billion at the end of March 2008. In addition to the General Fund cash flow, the State Funds cash flow includes the operations and resulting balances in State Special Revenue Funds, State Capital Projects Funds, and Debt Service Funds. State Funds excludes Federal Aid, which is generally received and disbursed in the same month.

The 2007-08 closing fund balance in the Special Revenue Funds is expected to total $2.9 billion and primarily reflects the timing of receipts that often occur prior to spending. The largest fund balances appear in accounts that are dedicated to finance State University programs ($644 million), mass transportation programs ($507 million), HCRA programs ($243 million), and school aid ($101 million). The remaining fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety.

ECONOMIC FORECAST

THE NATIONAL ECONOMY

Consistent with the estimates contained in the 2007-08 Enacted Budget Financial Plan forecast, the national economy was substantially weakened during the first quarter of 2007 by falling business inventories and the continued decline in residential construction. Though DOB expects the housing market to continue to contract through early 2008, the overall economy is estimated to have rebounded during the second quarter, growing at approximately its long-term trend rate of about 3 percent. Economic growth in the 3 percent range is expected for the remainder of 2007. DOB currently projects growth of 2.2 percent for this year, slightly below the enacted budget forecast. A weaker rebound in inventory growth and less robust net export growth account for most of this revision.

Though job growth has weakened since last year, the national labor market remains healthy as expected. Nonagricultural employment added an average of 145,000 jobs during the first six months of 2007, compared to average gains of about 189,000 in 2006 and 212,000 in 2005. DOB continues to project a slight deceleration in job growth for the remainder of 2007, accompanied by a gradual rise in the unemployment rate over the course of this year. Personal income growth has been revised up slightly to 5.8 percent for 2007, due primarily to upward revisions to non-wage income. U.S. corporate profits have remained strong, particularly for those firms benefiting from strong global growth. Nevertheless, profits growth for 2007 is still expected to be far below its 2006 peak, with growth of 5.6 percent now expected for this year.

Volatility in both food and energy prices remains a threat to overall price stability. Rising global demand for energy, combined with political turmoil, has sent oil prices back up to levels near last year’s peak. Moreover, diversification into alternative fuels such as ethanol-based products is raising corn and other food prices. Thus, whereas global forces have traditionally been a source of downward pressure on domestic inflation, they have more recently been working in the opposite direction. Inflation of 2.6 percent, as measured by growth in the Consumer Price Index, is now projected for 2007, representing an upward revision from the Enacted Budget Financial Plan. Mounting inflation risks reinforce DOB’s view that the Federal Reserve will maintain its short-term interest rate target for the foreseeable future. Consistent with the Enacted Budget, the 10-year Treasury yield is expected to gradually rise over the course of the year.

DOB’s outlook for a quick return to long-term trend growth and a stable monetary policy stance through the end of 2007 remains unchanged from the Enacted Budget Financial Plan. However, there are a number of risks to the forecast. Persistently high energy and food prices, combined with a generally tight labor market, could serve to unanchor inflation expectations and result in even higher inflation than expected. That risk would be compounded by lower productivity growth than currently projected. Higher inflation, in turn, would likely induce the Federal Reserve to raise its short-term interest rate target, resulting in weaker profits and equity prices, further delays in the recovery of the housing market, and lower economic growth. Although DOB’s outlook assumes that the turbulence in the subprime mortgage market will remain reasonably well contained, increased interest rate volatility could increase the risks originating from that source. On the other hand, lower energy prices or stronger than anticipated global growth could result in stronger economic growth than expected.

U.S. Economic Indicators

(Percent change from prior calendar year)

	2006 (Actual)	2007 (Forecast)	2008 (Forecast)
Real U.S. Gross Domestic Product	3.3	2.2	3.0
Consumer Price Index	3.2	2.6	2.4
Personal Income	6.4	5.8	5.7
Nonagricultural Employment	1.9	1.4	1.3

Source: Moody’s Economy.com; DOB staff estimates.

THE NEW YORK STATE ECONOMY

The New York economy has continued to grow as anticipated in the Enacted Budget forecast. Total New York nonfarm employment is projected to grow 0.8 percent for 2007, a marginal improvement from the Enacted Budget, with private sector job growth now projected at 0.9 percent. In contrast to the decline in construction jobs expected for the nation as a whole, construction employment in New York is actually projected to grow above 2 percent in 2007 due largely to demand generated by large commercial and public works projects. DOB’s forecast for growth in State wages and salaries has been marginally lowered to 6.1 percent for 2007, due to a modest downward revision to bonus wages. However, growth in total New York personal income has been revised up to 5.9 percent, due to upward revisions in the non-wage components.

New York State Economic Indicators

(Percent change from prior calendar year)

	2006 (Estimate)	2007 (Forecast)	2008 (Forecast)
Personal Income	6.7	5.9	5.5
Wages	7.5	6.1	5.4
Nonagricultural Employment	0.9	0.8	0.8

Source: Moody’s Economy.com; New York State Department of Labor; DOB staff estimates.

All of the risks to the forecast for the national economy apply to the State forecast as well, although interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. Although ripple effects from the subprime mortgage market are not expected to have a significant impact on the national economy as a whole, the risks to New York are disproportionately great due to the importance of the finance industry to the State economy. However, these risks are expected to be balanced by continued growth in corporate earnings and continued strong demand for financial services, which disproportionately benefit New York firms. Should the Federal Reserve revert to a tight monetary policy earlier than anticipated, the negative impact would also disproportionately affect New York due to the impact on the finance industry. On the other hand, if national and global growth are stronger than expected, the State economy could expand faster than projected.

UPDATE ON RISKS TO THE FINANCIAL PLAN

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Updated Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

As discussed in the 2007-08 Enacted Budget report, the most significant short-term risks include the potential cost of collective bargaining agreements for State employees (each 1 percent increase is valued at $86 million in the General Fund and $135 million in All Funds) and salary increases for the Judiciary (and possibly other elected officials) in 2007-08 and beyond; potential Federal disallowances arising from audits related to Medicaid claims under the School Supportive Health Services program; the pending approval of a VLT expansion plan by 2010-11; proposed Federal rule changes concerning Medicaid payments; and underperformance of the national and State economies that can affect State revenues and increase the demand for means-tested programs such as Medicaid and welfare.

Although the profile of risks has not changed materially since the 2007-08 Enacted Budget, there have been some changes in particular risks that are highlighted below. In addition, the financial plan estimates now reflect a prior risk by assuming that Aqueduct will open in 2009-10. The Updated Financial Plan does not include the fiscal impact of outstanding legislation that has yet to be delivered to the Governor for his action. The most significant bills that could increase costs by a total of $50 million in 2007-08 if all were approved include a revision to Medicaid eligibility calculations that would exclude income from moneys deposited in a trust fund for disabled individuals residing in a State facility; establishment of a waiting list for adult community housing and development of roughly 7,000 beds over the next five years through provider rental agreements; allowing a personal income tax credit for replacing home heating systems, from July 1, 2007 to July 1, 2009 and corporate franchise and personal income tax credits for certain clean heating fuels “bioheat” from July 1, 2007 to July 1, 2010.

Proposed Federal Rules on Medicaid Funding

On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s Health and Hospital Corporation (HHC)) and programs operated by both the State OMRDD and the State OMH.

The rule seeks to restrict State access to Federal Medicaid resources by changing the upper payment limit that established institutional rates are subject to from one based on Medicare payment principles to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for graduate medical education (GME). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share.

The states affected by these regulations are challenging such adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. As a result, Congress passed a one year moratorium barring implementation of these proposed rule changes.

Another regulation CMS has proposed could also pose a risk to the State’s Financial Plan that is not covered by the aforementioned moratorium. On May 23, 2007, CMS proposed changes to the rules that regulate State taxation of healthcare entities. The proposal would essentially undo current authorized State flexibility and render a tax invalid if there is any “linkage” between the tax and a Medicaid payment. The State currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State’s most vulnerable populations. While the State strongly believes that our imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected.

Video Lottery Terminal Expansion

The State’s four-year Financial Plan includes VLT revenue estimates from currently operating gaming facilities and from new facilities that have not yet been authorized by the Legislature. The current Financial

Plan counts on VLT revenues from existing facilities totaling $503 million in 2007-08 and $570 million in 2008-09. Revenues are projected to increase to $758 million in 2009-10 and $1.4 billion in 2010-11, reflecting the expected opening of new facilities. VLT revenues support K-12 education spending and any shortfall is expected to be covered by the General Fund.

GAAP - BASIS FINANCIAL PLANS

SUMMARY

In addition to the cash-basis Financial Plans, the General Fund and All Funds Financial Plans are prepared on a basis of the Generally Accepted Accounting Principles (GAAP) in accordance with GASB regulations. Tables comparing the cash basis and GAAP basis General Fund Financial Plans are provided at the end of this AIS Update. The GAAP projections are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2005-06.

In 2007-08, the General Fund GAAP Financial Plan shows total revenues of $45.2 billion, total expenditures of $55.9 billion, and net other financing sources of $10.2 billion, resulting in an operating deficit of $611 million and a projected accumulated surplus of $1.8 billion. These changes are due primarily to the use of a portion of the prior-and current-year surplus to support 2007-08 operations.

The GAAP basis results for 2006-07 showed the State in a net positive asset condition of $48.9 billion.

Updated Multi-Year HCRA Financial Plan

HCRA Financial Plan

2007-08 through 2010-11

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Opening Balance	706	243	(10)	(778)

Total Receipts	4,793	4,770	4,269	4,369
Surcharges	1,926	2,070	2,122	2,175
Covered Lives Assessment	850	850	850	850
Cigarette Tax Revenue	601	625	616	607
Conversion Proceeds	999	834	284	334
Hospital Assessment (1 percent)	268	285	292	299
All Other	149	106	105	104

Total Disbursements	5,256	5,023	5,037	4,952

Medicaid Assistance Account	1,959	1,644	1,645	1,662

Pharmacy Costs	617	275	275	275
Family Health Plus	490	598	611	628
Workforce Recruitment & Retraining	317	304	292	292
All Other	535	467	467	467

HCRA Program Account	1,160	1,174	1,226	1,226
Hospital Indigent Care	841	841	841	841
Elderly Prescription Insurance Coverage	471	422	422	422
Child Health Plus	349	379	399	404
Public Health Programs	150	138	137	137
Mental Health Programs	92	92	92	92
Stem Cell Research	0	50	50	50
All Other	234	283	225	118

Annual Operating Surplus/(Deficit)	(463)	(253)	(768)	(583)

Closing Balance	243	(10)	(778)	(1,361)

•	Statutory authorization for HCRA expires on March 31, 2008 at which time a closing balance of $243 million is projected.

•

Since the Enacted Budget, the multi-year operational forecast has declined slightly as a result of additional revenues totaling $196 million (primarily in surcharges), which is partially offset by an increase of $162 million in estimated spending.

•

Spending increases from the initial forecast include additional spending from prior year authorizations on discretionary programs funded from the Commissioner and legislative priority pools, Health Care Stabilization program, Bad Debt and Charity Care payments to clinics, Avian flu preparedness, Rural Hospital rate adjustments, and additional costs for marketing and outreach to expand Child Health Plus participation. In addition, spending has been increased for a technical revision to workforce recruitment and retention savings attributable to cost containment actions included in the Enacted Budget. Previously, these savings were fully budgeted as a State General Fund offset rather than directly affecting the General Fund as a result of the cap on local Medicaid costs.

•	Consistent with the Enacted Budget assumptions, additional health insurance conversions are expected to result in $284 million in proceeds in 2009-10 and $334 million in proceeds in 2010-11.

•

Based on revised projections, DOB projects HCRA will have a negative cash balance of $10 million by the end of 2008-09. Annual operating gaps are projected in the range of $600 million to $800 million in 2009-10 and 2010-11, prior to any actions taken pursuant to reauthorization in 2008.

•

Under the current HCRA appropriation structure, spending reductions will occur if resources are insufficient to meet spending levels. These spending reductions could potentially impact core HCRA programs and the fiscal status of the General Fund. The reauthorization of HCRA in prior years has maintained HCRA’s solvency without the need for automatic spending reductions.

DEBT/CAPITAL UPDATE

CAPITAL AND DEBT SUMMARY

The Updated Financial Plan reflects re-estimates to spending from capital authorizations provided in the Enacted Budget. These re-estimates reflect the impacts of first quarter actual spending and more recent program information for the anticipated activity levels over the next few fiscal years.

Transportation re-estimates are primarily for projects financed through the Dedicated Highway and Bridge Trust Fund, Federal grants, and the 2005 Rebuild/Renew New York General Obligation Bonds. Also included is revised spending for the World Trade Center area roadways. Revisions to economic development and higher education/education for the State University and State Education Department spending reflect differences from the paces at which spending was originally anticipated to occur and apply to projects across the State. The remaining re-estimates result from more recent information on program activity to date.

All Funds Projected Capital Projects Spending

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11	2011-12
Projected Capital Projects Funds Spending Enacted Budget	$7,352	$7,818	$7,764	$7,379	$6,965

Total Spending Reestimates	$(436)	$(128)	$(176)	$(83)	$88

Economic Development/Government Oversight	$(131)	$(110)	$(110)	$(76)	$21
Transportation (includes World Trade Center Roadways)	$(183)	$(38)	$(22)	$(53)	$(78)
Education/Higher Education	$(96)	$(32)	$(93)	$(3)	$145
Public Protection	$(10)	$73	$51	$50	$0
All Other	$(16)	$(21)	$(2)	$(1)	$0

Projected Capital Projects Funds Spending First Quarter	$6,916	$7,690	$7,588	$7,296	$7,053

The Updated Financial Plan reflects reduced projected capital spending – both on-budget and off—by a total of approximately $1 billion throughout the five-year plan period. These are primarily related to the areas of education ($425 million) for SUNY and CUNY, economic development ($592 million) which reflects slower than anticipated spending on a variety of projects, and general obligation programs ($42 million), as partially offset by increases for correctional facilities ($150 million).

The following tables summarize the net impact of these changes on State debt levels and debt service spending. The decreases in debt outstanding, debt issuances and debt service costs detailed below are consistent with the capital spending changes noted in the previous chart.

Projected Debt Outstanding

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11	2011-12
Enacted Budget State-Related Debt Outstanding	51,975	55,043	57,140	58,501	58,652

SUNY / CUNY	(426)	(421)	(417)	(412)	(408)
Economic Development Initiatives	(60)	(118)	(200)	(258)	(248)
Regional Economic Growth	(57)	(95)	(132)	(129)	(88)
Semiconductor Manufacturing Facility	(102)	(145)	(133)	(120)	(55)
High Technology & Development	(10)	(43)	(69)	(76)	(66)
Correctional Facilities	0	51	101	151	148
All Other Reestimates	(182)	(343)	(326)	(209)	(107)

Subtotal	(837)	(1,114)	(1,176)	(1,053)	(824)

1st Quarter Update State-Related Debt Outstanding	$51,138	$53,929	$55,964	$57,448	$57,828

Projected Debt Issuances

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11	2011-12
Enacted Budget State-Related Debt Issuances	6,426	5,823	5,253	4,687	4,146

SUNY / CUNY	(432)	0	0	0	0
Economic Development Initiatives	(60)	(62)	(89)	(70)	(6)
Regional Economic Growth	(53)	(37)	(39)	(1)	38
Semiconductor Manufacturing Facility	(102)	(51)	0	0	51
High Technology & Development	(10)	(34)	(28)	(11)	5
Correctional Facilities	0	51	51	51	0
All Other Reestimates	(144)	(183)	(12)	88	91

Subtotal	(801)	(316)	(117)	57	179

1st Quarter Update State-Related Debt Issuances	$5,625	$5,507	$5,136	$4,744	$4,325

Projected Debt Service

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11	2011-12
Enacted Budget State-Related Debt Service	4,745	5,469	5,928	6,541	6,815

SUNY / CUNY	(24)	(27)	(28)	(29)	(30)
Economic Development Initiatives	0	(6)	(13)	(23)	(31)
Regional Economic Growth	6	(2)	(6)	(11)	(11)
Semiconductor Manufacturing Facility	0	(13)	(21)	(20)	(20)
High Technology & Development	0	(1)	(5)	(8)	(9)
Correctional Facilities	0	1	5	8	10
All Other Reestimates	12	(11)	10	9	36

Subtotal	(6)	(59)	(58)	(74)	(55)

1st Quarter Update State-Related Debt Service	$4,739	$5,410	$5,870	$6,467	$6,760

DEBT AFFORDABILITY

State debt levels and costs continue to remain affordable, based on a variety of debt measures commonly used by the financial community. Some key measures are summarized below. All measures reflect the total level of State-related debt issued or anticipated to be issued for all State purposes.

Projected State-Related Debt as a Percent of Personal Income

Total State-related debt as a percent of personal income is projected to decline from 5.9 percent in 2006-07 to 5.5 percent in 2011-12. The projections from 2006-07 to 2011-12 reflect a roughly 4 percent average annual increase in debt levels and a roughly 5 percent annual average increase in statewide personal income.

Projected State-Related Debt Service as a Percent of All Funds Budget

Total State-related debt as a percent of All Funds Budget is projected to increase from 4.5 percent in 2006-07 to 4.8 percent in 2011-12.

Debt service costs are projected to increase by an average of 6.2 percent annually from 2006-07 levels, while All Funds receipts are projected to grow by 4.4 percent annually. The greater debt service costs primarily reflect the increased costs for transportation financed by the Dedicated Highway and Bridge Trust Fund, economic development and housing costs (regional economic development initiatives and high technology projects), education (primarily EXCEL and the expanding SUNY and CUNY capital programs), and health and mental hygiene (mental health services bonds and HEAL NY).

Pay-As-You-Go and Bond Financed Capital Disbursements

State & Federal Pay-As-You-Go Authority & GO Bond

The level of projects financed with cash from both State and Federal sources (i.e., pay-as-you-go) is expected to average roughly 42 percent for the five years.

DEBT OUTSTANDING

The State’s debt levels are the result of three factors: (i) the amount of debt issued in prior years, (ii) the amount of capital spending that will be financed with new debt during the forecast period, and (iii) the amount of debt that is planned to be retired (paid off) during the forecast period.

The $51 billion of projected State-related debt in 2007-08 consists of debt issued for each of the major programmatic areas as summarized below. The debt of the Local Government Assistance Corporation (LGAC) (issued to eliminate seasonal borrowing) and Tobacco bonds (issued to stabilize finances after September 11th) are not allocable to any specific functional area since they served a statewide purpose.

Debt Outstanding by Function

$51 Billion Projected at March 31, 2008

Education	24%
Corrections & State Facilities	11%
Tobacco	8%
Health & Mental Health	9%
Transportation	26%
Other	2%
Econ. Dev. & Housing	7%
LGAC	8%
Environment	5%

DEBT SERVICE

The following table provides a summary of the major debt service costs by function. Significant bond-financed capital investments, primarily for transportation, education, corrections, economic development, mental hygiene facilities, and the environment, drive more than 80 percent of the State’s debt service costs.

Debt Service by Function

$4.7 Billion Projected in 2007-08 Budget

Education	20%
Health & Mental Health	7%
LGAC	6%
Transportation	27%
Econ. Dev. & Housing	8%
Corrections & State Facilities	12%
Other	3%
Environment	8%
Tobacco	9%

Capital Off-Budget Spending

(thousands of dollars)

	2006-07 Actuals	2007-08 First Quarterly Update	Annual Change
ECONOMIC DEVELOPMENT AND GOVERNMENTAL OVERSIGHT
Economic Development	117,581	104,450	(13,131)
Empire State Development Corporation	11,634	31,800	20,166

Functional Total	129,215	136,250	7,035

TRANSPORTATION
Transportation, Department of	349,484	347,250	(2,234)

Functional Total	349,484	347,250	(2,234)

HEALTH AND SOCIAL WELFARE
Health All Other	17,956	8,750	(9,206)

Functional Total	17,956	8,750	(9,206)

MENTAL HEALTH
Mental Health, Office of	84,851	85,759	908
Mental Retardation and Developmental Disabilities, Office of	52,507	49,584	(2,923)
Alcohol and Substance Abuse Services, Office of	1,960	2,879	919

Functional Total	139,318	138,222	(1,096)

EDUCATION
City University of New York	198,520	311,400	112,880
Education, Department of	299,217	1,455,210	1,155,723
School Aid	296,863	1,450,000	1,153,137
All Other	2,354	5,210	2,586
State University of New York	116,581	140,000	23,419

Functional Total	614,318	1,906,610	1,292,022

ALL OTHER CATEGORIES
State Equipment	41,097	0	(41,097)

Functional Total	41,097	0	(41,097)

TOTAL OFF-BUDGET CAPITAL SPENDING	1,291,388	2,537,082	1,245,424

Special Considerations

Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. For a discussion of the DOB economic forecasts, see the section entitled “Economic Forecast” in this AIS Update. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity. For a discussion of additional risks to the Financial Plan, see the sections entitled “Update on Risks to the Financial Plan” and “Litigation” in this AIS Update.

Davis v. Kentucky

On May 21, 2007, the United States Supreme Court agreed to review the decision of the Court of Appeals of Kentucky in Davis v. Kentucky Dep’t of Revenue of the Finance and Admin. Cabinet, 97S.W.3d557 (2007), which held that the disparate state tax treatment of interest income on obligations issued by the State of Kentucky or its political subdivisions and obligations issued by other states or their political subdivisions violated the Commerce Clause of the United States Constitution. Currently, the vast majority of states employ a tax system that provides a preferential treatment that exempts the interest income earned on in-state municipal bonds from state taxation while subjecting the interest income earned on extraterritorially–issued bonds to state taxation.

If the Kentucky decision is affirmed by the United States Supreme Court, a state, including New York State, could be required to eliminate any disparity between the tax treatment of obligations issued by such state and its political subdivisions or instrumentalities and the tax treatment of obligations issued by other states and their respective political subdivisions or instrumentalities. The Supreme Court decision could result in an estimated potential impact of up to $200 million in claims for tax refunds arising out of income tax payments made in prior years. The preliminary estimate of the financial impact on the State of New York of discontinuing the practice of subjecting extraterritorially-issued municipal bonds to state income taxation is approximately $70 million of lost tax revenues annually.

GASBS 45

The net positive asset condition is before the State reflects the impact of GASBS 45 “Accounting and Financial Reporting by Employers for Post-employment Benefits Other than Pensions.” GASBS 45 requires State and local governments to reflect the value of post-employment benefits, predominantly health care, for current employees and retirees beginning with the financial statements for the 2007-08 fiscal year.

The State used an independent actuarial consulting firm to calculate retiree health care liabilities. Assuming there is no pre-funding of this liability, the updated preliminary valuation indicates that the present value of the actuarial accrued total liability for benefits as of April 1, 2006 would be roughly $49.7 billion, using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method. This is the actuarial methodology recommended to be used to implement GASBS 45. The actuarial accrued liability was calculated using a 4.1 percent annual discount rate.

The State’s total unfunded liability will be disclosed in the 2007-08 basic financial statements. While the total liability is substantial, GASB rules indicate it may be amortized over a 30-year period; therefore, only the annual amortized liability above the current pay-as-you-go costs would be recognized in the financial statements. Assuming no pre-funding, the 2007-08 liability would total roughly $3.8 billion under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or $2.8 billion above the current pay-as-you-go retiree costs. This difference between the State’s pay-as-you-go costs and the actuarially determined required annual contribution under GASBS 45 would reduce the State’s currently positive net asset condition of roughly $48.9 billion at the end of 2006-07.

GASB does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a pay-as-you-go basis. Anticipated increases in these costs are reflected in the State’s multi-year Financial Plan as detailed below.

New York State Employee Health Insurance

(millions of dollars)

Year	Active Employees	Retirees	Total
2001-02	937	565	1,502
2002-03	1,023	634	1,657
2003-04	1,072	729	1,801
2004-05	1,216	838	2,054
2005-06	1,331	885	2,216
2006-07	1,518	913	2,431
2007-08	1,508	1,064	2,572
2008-09	1,695	1,205	2,900
2009-10	1,834	1,357	3,191
2010-11	1,972	1,526	3,498

1. The amounts for 2001-02 to 2006-07 are actuals. The remainder are estimates. The Retiree estimates for 2007-08 and the outyears are taken from the GASBS 45 Actuarial Valuation report completed by Buck Consultants and issued on May 15, 2007.

2. All numbers reflect the cost of Health Insurance for General State Charges (Executive and Legislative branches) and the Office of Court Administration; actuals through 2005-06.

As noted, the Updated Financial Plan does not assume pre-funding of the GASBS 45 liability. If such liability were pre-funded at this time, the additional cost above the pay-as-you-go amounts would be lowered. The State’s Health Insurance Council, which consists of GOER, Civil Service, and DOB will continue to review this matter, seek input from the State Comptroller, the legislative fiscal committees and outside parties, and provide options for consideration.

GAAP-Basis Results for Prior Fiscal Years

The Comptroller prepares Basic Financial Statements on a GAAP basis for governments as promulgated by GASB. The Basic Financial Statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The

Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section. For information regarding the State’s accounting and financial reporting requirements, see the section in the AIS dated May 8, 2007 entitled “State Organization-Accounting, Financial Reporting and Budgeting.”

Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us. The following table summarizes recent governmental funds results on a GAAP basis.

Comparison of Actual GAAP-Basis Operating Results

Surplus/(Deficit)

(millions of dollars)

Fiscal Year Ended	General Fund	Special Revenue Funds	Debt Service Funds	Capital Projects Funds	All Governmental Funds	Accum. General Fund Surplus/(Deficit)
March 31, 2007	202	(840)	92	501	(45)	2,384
March 31, 2006	1,636	3,128	(664)	(251)	3,849	2,182
March 31, 2005	827	833	361	89	2,110	546

Beginning with the fiscal year ended March 31, 2003, statements have been prepared in accordance with GASBS 34. GASBS 34 has significantly affected the accounting and financial reporting for all state and local governments. The financial reporting model redefined the financial reporting model by changing its focus to major funds, rather than fund types, requiring a new section called management discussion and analysis (the “MD&A”), and containing new government-wide financial statements which includes all revenues and all costs of providing services each year. The new Basic Financial Statements and the MD&A are issued in place of the general purpose financial statements. The new statements also report on all current assets and liabilities and also long-term assets and liabilities, such as capital assets, including infrastructure (e.g., roads and bridges).

Summary of Net Assets

(millions of dollars)

Fiscal Year Ended	Governmental Activities	Business- Type Activities	Total Primary Government
March 31, 2007	45,327	3,599	48,926
March 31, 2006	45,997	3,136	49,133
March 31, 2005	41,190	2,645	43,835

State Organization

State Retirement Systems

Contributions

Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, are required to contribute 3 percent of their salaries for their first 10 years of membership.

Legislation enacted in May 2003 realigned the Retirement Systems billing cycle to match governments’ budget cycles and also instituted a minimum annual payment. The employer contribution for a given fiscal year will be based on the value of the pension fund and its liabilities on the prior April 1. In addition, employers are required to make a minimum contribution of at least 4.5 percent of payroll every year.

The State paid, in full, its employer contributions for the fiscal year ending March 31, 2008. The payment of $1,032.7 million was paid on June 1, 2007. This amount included the Judiciary bill and the amortization payments for the 2005 and 2006 bills.

Authorities and Localities

Public Authorities

For the purposes of this disclosure, public authorities refer to certain of its public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt under the section entitled “Debt and Other Financing Activities” in this statement. As of December 31, 2006, the 19 public authorities below had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $129 billion, only a portion of which constitutes State-supported or State-related debt. The table below summarizes the outstanding debt of these public authorities.

Outstanding Debt of Certain Public Authorities (1) (2) (3)

As of December 31, 2006

(millions of dollars)

Public Authority	State- Related Conduit (4)	Authority Revenue Bonding	Other Conduit Bonding	Total
Dormitory Authority (5)	15,319	0	18,421	33,740
Metropolitan Transportation Authority	2,289	14,343	0	16,632
Port Authority of NY & NJ	0	12,330	0	12,330
Thruway Authority	8,942	1,861	0	10,803
Housing Finance Agency	1,365	6,485	0	7,850
Environmental Facilities Corporation	689	6,647	250	7,586
Triborough Bridge and Tunnel Authority	181	7,026	0	7,207
Long Island Power Authority (6)	0	7,117	0	7,117
UDC/ESDC	5,771	457	0	6,228
Local Government Assistance Corporation	4,204	0	0	4,204
Tobacco Settlement Financing Corporation	4,084	0	0	4,084
Energy Research and Development Authority (6)	9	0	3,655	3,664
State of New York Mortgage Agency	0	2,902	0	2,902
Power Authority	0	2,142	0	2,142
Battery Park City Authority	0	1,041	0	1,041
Convention Center Development Corporation	0	700	0	700
Municipal Bond Bank Agency	484	50	0	534
Niagara Frontier Transportation Authority	0	185	0	185
United Nations Development Corporation	0	128	0	128
TOTAL OUTSTANDING	43,337	63,414	22,326	129,077

(1)	Includes only certain of the public authorities which have more than $100 million in outstanding debt.
(2)	Reflects original par amounts for bonds and financing arrangements or original gross proceeds in the case of capital appreciation bonds. Amounts outstanding do not reflect accretion of capital appreciation bonds or premiums received.
(3)	Includes short-term and long-term debt.
(4)	Reflects debt for which the primary repayment source is from State appropriations or assigned revenues of the State.
(5)	Includes debt previously issued by New York State Medical Care Facilities Finance Agency, which was consolidated with the Dormitory Authority on September 1, 1995.
(6)	Includes $155 million in bonds issued by the New York State Energy Research and Development Authority and included in amounts reported for both NYSERDA and LIPA.

Source: Office of the State Comptroller. Debt Classifications are estimated by Budget Division.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2007-08 fiscal year or thereafter.

Litigation

Real Property Claims

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successorsin-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and The Onondaga Nation v. The State of New York, et al.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York Case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable under CERCLA for the State’s response costs and for damages to the State’s natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation.

CASH FINANCIAL PLAN

GENERAL FUND

2007-2008 through 2010-2011

(millions of dollars)

	2007-2008 Projected	2008-2009 Projected	2009-2010 Projected	2010-2011 Projected
Receipts:
Taxes:
Personal income tax	23,071	24,426	26,025	27,841
User taxes and fees	8,527	8,900	9,271	9,634
Business taxes	6,679	6,707	6,913	6,928
Other taxes	1,135	1,211	1,342	1,425
Miscellaneous receipts	2,355	1,862	2,061	2,061
Federal grants	75	59	59	59
Transfers from other funds:
PIT in excess of Revenue Bond debt service	8,507	8,904	9,307	9,826
Sales tax in excess of LGAC debt service	2,321	2,363	2,468	2,579
Real estate taxes in excess of CW/CA debt service	636	614	594	597
All other transfers	690	407	380	414
Total receipts	53,996	55,453	58,420	61,364

Disbursements:
Grants to local governments	37,279	41,544	45,457	48,865
State operations	9,613	10,016	10,407	10,663
General State charges	4,525	4,969	5,282	5,585
Transfers to other funds:
Debt service	1,578	1,703	1,692	1,721
Capital projects	89	400	534	945
Other purposes	911	903	846	854

Total disbursements	53,995	59,535	64,218	68,633

Deposit to/(use of) Community Projects Fund	76	(63)	(62)	(151)

Deposit to/(use of) Rainy Day Reserve Fund	175	0	0	0

Deposit to/(use of) Debt Reduction Reserve Fund	250	0	0	0

Deposit to/(use of) Prior Year Reserves	(512)	(401)	(401)	(401)

Deposit to/(use of) Current Year Reserves	12	(4)	(4)	(4)

Margin	0	(3,614)	(5,331)	(6,713)

Source: NYS DOB

CASH FINANCIAL PLAN

GENERAL FUND

2007-2008

(millions of dollars)

	Enacted	Change	First Quarter
Opening fund balance	3,045	0	3,045

Receipts:
Taxes:
Personal income tax	22,885	186	23,071
User taxes and fees	8,565	(38)	8,527
Business taxes	6,679	0	6,679
Other taxes	1,135	0	1,135
Miscellaneous receipts	2,485	(130)	2,355
Federal Grants	59	16	75
Transfers from other funds:
PIT in excess of Revenue Bond debt service	8,445	62	8,507
Sales tax in excess of LGAC debt service	2,320	1	2,321
Real estate taxes in excess of CW/CA debt service	561	75	636
All other	538	152	690

Total receipts	53,672	324	53,996

Disbursements:
Grants to local governments	37,158	121	37,279
State operations	9,620	(7)	9,613
General State charges	4,530	(5)	4,525
Transfers to other funds:
Debt service	1,579	(1)	1,578
Capital projects	82	7	89
Other purposes	715	196	911

Total disbursements	53,684	311	53,995

Change in fund balance	(12)	13	1

Closing fund balance	3,033	13	3,046

Reserves
Tax Stabilization Reserve Fund	1,031	0	1,031
Statutory Rainy Day Reserve Fund	175	0	175
Contingency Reserve Fund	21	0	21
Community Projects Fund	353	1	354
Debt Reduction Reserve Fund	250	0	250
Prior Year Reserves	1,203	0	1,203
Reserve From Current Year Operations	0	12	12

Source: NYS DOB

CASH FINANCIAL PLAN

GENERAL FUND

2008-2009

(millions of dollars)

	Enacted	Change	First Quarter
Receipts:
Taxes:
Personal income tax	24,128	298	24,426
User taxes and fees	8,900	0	8,900
Business taxes	6,807	(100)	6,707
Other taxes	1,211	0	1,211
Miscellaneous receipts	2,054	(192)	1,862
Federal Grants	59	0	59
Transfers from other funds:
PIT in excess of Revenue Bond debt service	8,765	139	8,904
Sales tax in excess of LGAC debt service	2,363	0	2,363
Real estate taxes in excess of CW/CA debt service	614	0	614
All other	278	129	407

Total receipts	55,179	274	55,453

Disbursements:
Grants to local governments	40,951	593	41,544
State operations	9,999	17	10,016
General State charges	4,949	20	4,969
Transfers to other funds:
Debt service	1,709	(6)	1,703
Capital projects	277	123	400
Other purposes	865	38	903

Total disbursements	58,750	785	59,535

Deposit to/(use of) Community Projects Fund	(65)	2	(63)

Deposit to/(use of) Prior Year Reserves	(401)	0	(401)

Deposit to/(use of) Current Year Reserves	0	(4)	(4)

Margin	(3,105)	(509)	(3,614)

Source: NYS DOB

CASH FINANCIAL PLAN

GENERAL FUND

2009-2010

(millions of dollars)

	Enacted	Change	First Quarter
Receipts:
Taxes:
Personal income tax	25,576	449	26,025
User taxes and fees	9,213	58	9,271
Business taxes	7,113	(200)	6,913
Other taxes	1,342	0	1,342
Miscellaneous receipts	2,456	(395)	2,061
Federal Grants	59	0	59
Transfers from other funds:
PIT in excess of Revenue Bond debt service	9,133	174	9,307
Sales tax in excess of LGAC debt service	2,469	(1)	2,468
Real estate taxes in excess of CW/CA debt service	670	(76)	594
All other	227	153	380

Total receipts	58,258	162	58,420

Disbursements:
Grants to local governments	44,762	695	45,457
State operations	10,398	9	10,407
General State charges	5,342	(60)	5,282
Transfers to other funds:
Debt service	1,706	(14)	1,692
Capital projects	489	45	534
Other purposes	798	48	846

Total disbursements	63,495	723	64,218

Deposit to/(use of) Community Projects Fund	(65)	3	(62)

Deposit to/(use of) Prior Year Reserves	(401)	0	(401)

Deposit to/(use of) Current Year Reserves Margin	0	(4)	(4)

	(4,771)	(560)	(5,331)

Source: NYS DOB

CASH FINANCIAL PLAN

GENERAL FUND

2010-2011

(millions of dollars)

	Enacted	Change	First Quarter
Receipts:
Taxes:
Personal income tax	26,979	862	27,841
User taxes and fees	9,539	95	9,634
Business taxes	7,392	(464)	6,928
Other taxes	1,425	0	1,425
Miscellaneous receipts	2,459	(398)	2,061
Federal Grants	59	0	59
Transfers from other funds:
PIT in excess of Revenue Bond debt service	9,505	321	9,826
Sales tax in excess of LGAC debt service	2,579	0	2,579
Real estate taxes in excess of CW/CA debt service	672	(75)	597
All other	259	155	414

Total receipts	60,868	496	61,364

Disbursements:
Grants to local governments	48,347	518	48,865
State operations	10,644	19	10,663
General State charges	5,646	(61)	5,585
Transfers to other funds:
Debt service	1,740	(19)	1,721
Capital projects	862	83	945
Other purposes	806	48	854

Total disbursements	68,045	588	68,633

Deposit to/(use of) Community Projects Fund	(151)	0	(151)

Deposit to/(use of) Prior Year Reserves	(401)	0	(401)

Deposit to/(use of) Current Year Reserves Margin	0	(4)	(4)

Margin	(6,625)	(88)	(6,713)

Source: NYS DOB

CASH FINANCIAL PLAN

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	2006-20007 Actuals	2007-2008 First Quarter	Annual Change
Opening fund balance	3,257	3,045	(212)

Receipts:
Taxes:
Personal income tax	22,939	23,071	132
User taxes and fees	8,186	8,527	341
Business taxes	6,468	6,679	211
Other taxes	1,075	1,135	60
Miscellaneous receipts	2,268	2,355	87
Federal grants	151	75	(76)
Transfers from other funds:
PIT in excess of Revenue Bond debt service	7,136	8,507	1,371
Sales tax in excess of LGAC debt service	2,093	2,321	228
Real estate taxes in excess of CW/CA debt service	753	636	(117)
All other transfers	310	690	380

Total receipts	51,379	53,996	2,617

Disbursements:
Grants to local governments	34,302	37,279	2,977
State operations	9,319	9,613	294
General State charges	4,403	4,525	122
Transfers to other funds:			0
Debt service	1,906	1,578	(328)
Capital projects	389	89	(300)
Other purposes	1,272	911	(361)

Total disbursements	51,591	53,995	2,404

Change in fund balance	(212)	1	213

Closing fund balance	3,045	3,046	1

Reserves
Tax Stabilization Reserve Fund	1,031	1,031	0
Statutory Rainy Day Reserve Fund	0	175	175
Contingency Reserve Fund	21	21	0
Community Projects Fund	278	354	76
Debt Reduction Reserve Fund	0	250	250
Prior Year Reserves	1,715	1,203	(512)
Reserve From Current Year Operations	0	12	12

Source: NYS DOB

CURRENT STATE RECEIPTS

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	2006-20007 Actuals	2007-2008 First Quarter	Annual Change
Personal income tax	22,939	23,071	132

User taxes and fees	8,186	8,527	341

Sales and use tax	7,539	7,867	328
Cigarette and tobacco taxes	411	429	18
Motor vehicle fees	(16)	(21)	(5)
Alcoholic beverages taxes	194	200	6
Alcoholic beverage control license fees	58	52	(6)

Business taxes	6,468	6,679	211

Corporation franchise tax	3,676	3,904	228
Corporation and utilities tax	626	618	(8)
Insurance taxes	1,142	1,176	34
Bank tax	1,024	981	(43)

Other taxes	1,075	1,135	60

Estate tax	1,063	1,114	51
Gift tax	(10)	0	10
Real property gains tax	0	0	0
Pari-mutuel taxes	21	20	(1)
Other taxes	1	1	0

Total taxes	38,668	39,412	744

Miscellaneous receipts	2,268	2,355	88

Federal Grants Total	151	75	(76)

	41,087	41,842	756

Source: NYS DOB

CURRENT STATE RECEIPTS

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO Total
Opening fund balance	3,257	3,791	(450)	221	6,819

Receipts:
Taxes	38,668	7,109	1,929	11,033	58,739
Miscellaneous receipts	2,268	12,502	2,246	848	17,864
Federal grants	151	1	0	0	52

Total receipts	41,087	19,612	4,175	11,881	76,755

Disbursements:
Grants to local governments	34,302	15,216	359	0	49,877
State operations	9,319	5,151	0	44	14,514
General State charges	4,403	594	0	0	4,997
Debt service	0	0	0	4,451	4,451
Capital projects	0	9	3,463	0	3,472

Total disbursements	48,024	20,970	3,822	4,495	77,311

Other financing sources (uses):
Transfers from other funds	10,292	1,587	454	5,600	17,933
Transfers to other funds	(3,567)	(349)	(766)	(12,974)	17,656)
Bond and note proceeds	0	0	181	0	181

Net other financing sources (uses)	6,725	1,238	(131)	(7,374)	458

Change in fund balance	(212)	(120)	222	12	(98)

Closing fund balance	3,045	3,671	(228)	233	6,721

Source: NYS DOB

CURRENT STATE RECEIPTS

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO Total
Opening fund balance	0	2,636	(120)	273	2,789

Receipts:
Taxes	41,244	8,633	2,116	13,408	65,401
Miscellaneous receipts	1,862	13,705	3,453	680	19,700
Federal grants	59	1	0	0	60

Total receipts	43,165	22,339	5,569	14,088	85,161

Disbursements:
Grants to local governments	41,544	16,830	452	0	58,826
State operations	10,016	5,859	0	60	15,935
General State charges	4,969	624	0	0	5,593
Debt service	0	0	0	4,739	4,739
Capital projects	0	3	5,165	0	5,168

Total disbursements	56,529	23,316	5,617	4,799	90,261

Other financing sources (uses):
Transfers from other funds	12,288	1,361	654	5,707	20,010
Transfers to other funds	(3,006)	(660)	(1,024)	(14,969)	(19,659)
Bond and note proceeds	0	0	457	0	457

Net other financing sources (uses)	9,282	701	87	(9,262)	808

Deposit to (use of) Community Projects Fund	(63)	0	0	0	(63)

Deposit to (use of) Prior Year Reserves	(401)	0	0	0	(401)

Deposit to (use of) Current Year Reserves	(4)	0	0	0	(4)

Change in fund balance	(3,614)	(276)	39	27	(3,824)

Closing fund balance	(3,614)	2,360	(81)	300	(1,035)

Source: NYS DOB

CURRENT STATE RECEIPTS

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO Total
Opening fund balance	0	2,360	(81)	300	2,579

Receipts:
Taxes	43,551	9,157	2,187	14,178	69,073
Miscellaneous receipts	2,061	13,543	3,270	682	19,556
Federal grants	59	1	0	0	60
Total receipts	45,671	22,701	5,457	14,860	88,689

Disbursements:
Grants to local governments	45,457	17,687	466	0	63,610
State operations	10,407	5,806	0	60	16,273
General State charges	5,282	639	0	0	5,921
Debt service	0	0	0	5,193	5,193
Capital projects	0	3	5,113	0	5,116
Total disbursements	61,146	24,135	5,579	5,253	96,113

Other financing sources (uses):
Transfers from other funds	12,749	1,308	718	5,856	20,631
Transfers to other funds	(3,072)	(570)	(1,117)	(15,458)	(20,217)
Bond and note proceeds	0	0	608	0	608
Net other financing sources (uses)	9,677	738	209	(9,602)	1,022

Deposit to (use of) Community Projects Fund	(62)	0	0	0	(62)

Deposit to (use of) Prior Year Reserves	(401)	0	0	0	(401)

Deposit to (use of) Current Year Reserves	(4)	0	0	0	(4)

Change in fund balance	(5,331)	(696)	87	5	(5,935)

Closing fund balance	(5,331)	1,664	6	305	(3,356)

Source: NYS DOB

CURRENT STATE RECEIPTS

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO Total
Opening fund balance	0	1,664	6	305	1,975

Receipts:
Taxes	45,828	9,521	2,186	14,995	72,530
Miscellaneous receipts	2,061	14,434	3,119	683	20,297
Federal grants	59	1	0	0	60

Total receipts	47,948	23,956	5,305	15,678	92,887

Disbursements:
Grants to local governments	48,865	18,638	442	0	67,945
State operations	10,663	5,910	0	61	16,634
General State charges	5,585	648	0	0	6,233
Debt service	0	0	0	5,803	5,803
Capital projects	0	2	4,980	0	4,982

Total disbursements	65,113	25,198	5,422	5,864	101,597

Other financing sources (uses):
Transfers from other funds	13,416	1,315	1,001	6,262	21,994
Transfers to other funds	(3,520)	(486)	(1,458)	(16,090)	(21,554)
Bond and note proceeds	0	0	655	0	655

Net other financing sources (uses)	9,896	829	198	(9,828)	1,095

Deposit to (use of) Community Projects Fund	(151)	0	0	0	(151)

Deposit to (use of) Prior Year Reserves	(401)	0	0	0	(401)

Deposit to (use of) Current Year Reserves	(4)	0	0	0	(4)

Change in fund balance	(6,713)	(413)	81	(14)	(7,059)

Closing fund balance	(6,713)	1,251	87	291	(5,084)

Source: NYS DOB

CURRENT STATE RECEIPTS

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO Total
Opening fund balance	3,257	4,238	(648)	221	7,068

Receipts:
Taxes	38,668	7,109	1,929	11,033	58,739
Miscellaneous receipts	2,268	12,715	2,247	848	18,078
Federal grants	151	33,690	1,738	0	35,579

Total receipts	41,087	53,514	5,914	11,881	112,396

Disbursements:
Grants to local governments	34,302	45,693	730	0	80,725
State operations	9,319	8,164	0	44	17,527
General State charges	4,403	820	0	0	5,223
Debt service	0	0	0	4,451	4,451
Capital projects	0	9	4,829	0	4,838

Total disbursements	48,024	54,686	5,559	4,495	112,764

Other financing sources (uses):
Transfers from other funds	10,292	3,873	454	5,600	20,219
Transfers to other funds	(3,567)	(2,932)	(774)	(12,974)	(20,247)
Bond and note proceeds	0	0	181	0	181

Net other financing sources (uses)	6,725	941	(139)	(7,374)	153

Change in fund balance	(212)	(231)	216	12	(215)

Closing fund balance	3,045	4,007	(432)	233	6,853

Source: NYS DOB

CURRENT STATE RECEIPTS

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO Total
Opening fund balance	3,045	4,007	(432)	233	6,853

Receipts:
Taxes	39,412	7,915	2,042	12,659	62,028
Miscellaneous receipts	2,355	13,764	3,408	671	20,198
Federal grants	75	34,986	1,879	0	36,940

Total receipts	41,842	56,665	7,329	13,330	119,166

Disbursements:
Grants to local governments	37,279	47,948	593	0	85,820
State operations	9,613	9,056	0	60	18,729
General State charges	4,525	866	0	0	5,391
Debt service	0	0	0	4,128	4,128
Capital projects	0	4	6,323	0	6,327

Total disbursements	51,417	57,874	6,916	4,188	120,395

Other financing sources (uses):
Transfers from other funds	12,154	3,864	300	5,446	21,764
Transfers to other funds	(2,578)	(3,726)	(943)	(14,548)	(21,795)
Bond and note proceeds	0	0	298	0	298

Net other financing sources (uses)	9,576	138	(345)	(9,102)	267

Change in fund balance	1	(1,071)	68	40	(962)

Closing fund balance	3,046	2,936	(364)	273	5,891

Source: NYS DOB

CURRENT STATE RECEIPTS

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO Total
Opening fund balance	0	2,936	(364)	273	2,845

Receipts:
Taxes	41,244	8,633	2,116	13,408	65,401
Miscellaneous receipts	1,862	13,853	3,453	680	19,848
Federal grants	59	36,712	2,095	0	38,866

Total receipts	43,165	59,198	7,664	14,088	124,115

Disbursements:
Grants to local governments	41,544	49,732	618	0	91,894
State operations	10,016	9,165	0	60	19,241
General State charges	4,969	876	0	0	5,845
Debt service	0	0	0	4,739	4,739
Capital projects	0	4	7,072	0	7,076

Total disbursements	56,529	59,777	7,690	4,799	128,795

Other financing sources (uses):
Transfers from other funds	12,288	3,857	654	5,707	22,506
Transfers to other funds	(3,006)	(3,550)	(1,038)	(14,969)	(22,563)
Bond and note proceeds	0	0	457	0	457

Net other financing sources (uses)	9,282	307	73	(9,262)	400

Deposit to (use of) Community Projects Fund	(63)	0	0	0	(63)

Deposit to (use of) Prior Year Reserves	(401)	0	0	0	(401)

Deposit to (use of) Current Year Reserves	(4)	0	0	0	(4)

Change in fund balance	(3,614)	(272)	47	27	(3,812)

Closing fund balance	(3,614)	2,664	(317)	300	(967)

Source: NYS DOB

CURRENT STATE RECEIPTS

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO Total
Opening fund balance	0	2,664	(317)	300	2,647

Receipts:
Taxes	43,551	9,157	2,187	14,178	69,073
Miscellaneous receipts	2,061	13,690	3,270	682	19,703
Federal grants	59	37,737	2,031	0	39,827

Total receipts	45,671	60,584	7,488	14,860	128,603

Disbursements:
Grants to local governments	45,457	51,596	632	0	97,685
State operations	10,407	9,085	0	60	19,552
General State charges	5,282	895	0	0	6,177
Debt service	0	0	0	5,193	5,193
Capital projects	0	4	6,956	0	6,960

Total disbursements	61,146	61,580	7,588	5,253	135,567

Other financing sources (uses):
Transfers from other funds	12,749	3,800	718	5,856	23,123
Transfers to other funds	(3,072)	(3,498)	(1,130)	(15,458)	(23,158)
Bond and note proceeds	0	0	608	0	608

Net other financing sources (uses)	9,677	302	196	(9,602)	573

Deposit to (use of) Community Projects Fund	(62)	0	0	0	(62)

Deposit to (use of) Prior Year Reserves	(401)	0	0	0	(401)

Deposit to (use of) Current Year Reserves	(4)	0	0	0	(4)

Change in fund balance	(5,331)	(694)	96	5	(5,924)

Closing fund balance	(5,331)	1,970	(221)	305	(3,277)

Source: NYS DOB

CURRENT STATE RECEIPTS

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO Total
Opening fund balance	0	1,970	(221)	305	2,054

Receipts:
Taxes	45,828	9,521	2,186	14,995	72,530
Miscellaneous receipts	2,061	14,578	3,119	683	20,441
Federal grants	59	39,347	1,922	0	41,328
Total receipts	47,948	63,446	7,227	15,678	134,299
Disbursements:
Grants to local governments	48,865	54,074	608	0	103,547
State operations	10,663	9,252	0	61	19,976
General State charges	5,585	910	0	0	6,495
Debt service	0	0	0	5,803	5,803
Capital projects	0	3	6,688	0	6,691

Total disbursements	65,113	64,239	7,296	5,864	142,512

Other financing sources (uses):
Transfers from other funds	13,416	3,808	1,001	6,262	24,487
Transfers to other funds	(3,520)	(3,428)	(1,472)	(16,090)	(24,510)
Bond and note proceeds	0	0	655	0	655

Net other financing sources (uses)	9,896	380	184	(9,828)	632

Deposit to (use of) Community Projects Fund	(151)	0	0	0	(151)

Deposit to (use of) Prior Year Reserves	(401)	0	0	0	(401)

Deposit to (use of) Current Year Reserves	(4)	0	0	0	(4)

Change in fund balance	(6,713)	(413)	115	(14)	(7,025)

Closing fund balance	(6,713)	1,557	(106)	291	(4,971)

Source: NYS DOB

CASHFLOW GENERAL FUND 2007-2008 (dollars in millions)

	2007 April Actuals	May Actuals	June Actuals	July Projected	August Projected	September Projected	October Projected	November Projected	December Projected	2008 January Projected	February Projected	March Projected	Total
OPENING BALANCE	3,045	6,902	3,136	2,881	3,356	2,361	3,548	2,539	1,491	1,351	6,469	6,442	3,045

RECEIPTS:
Personal Income Tax	4,017	748	2,414	1,377	1,307	1,942	764	480	915	5,437	1,942	1,728	23,071
User Taxes and Fees	679	623	877	667	635	885	637	627	920	672	560	745	8,527
Business Taxes	58	146	1,103	112	95	1,332	166	54	1,597	114	100	1,802	6,679
Other Taxes	81	80	107	97	98	98	95	96	96	96	95	96	1,135
Total Taxes	4,835	1,597	4,501	2,253	2,135	4,257	1,662	1,257	3,528	6,319	2,697	4,371	39,412
Licenses, fees, etc.	37	98	20	21	59	45	54	124	33	39	46	60	636
Abandoned Property	5	0	0	13	9	53	9	190	39	30	44	292	684
Reimbursement	6	7	25	6	17	21	12	14	25	10	15	41	199
Investment income	70	7	25	22	(4)	9	14	1	12	25	(6)	15	190
Other transactions	13	15	167	23	27	33	24	21	34	25	24	240	646
Total Miscellaneous Receipts	131	127	237	85	108	161	113	350	143	129	123	648	2,355
Federal Grants	0	12	22	1	0	7	1	1	7	1	0	23	75
PIT in excess of Revenue Bond Debt Service	1,338	198	886	492	366	934	573	234	794	1,785	139	768	8,507
Sales Tax in Excess of LGAC Debt Service	137	41	360	233	191	280	193	190	286	203	0	207	2,321
Real Estate Taxes in Excess of CW/CA Debt Service	55	61	95	49	45	50	39	49	39	49	55	50	636
All Other	3	1	120	31	9	80	10	6	39	0	0	391	690
Total Transfers from Other Funds	1,533	301	1,461	805	611	1,344	815	479	1,158	2,037	194	1,416	12,154
TOTAL RECEIPTS	6,499	2,037	6,221	3,144	2,854	5,769	2,591	2,087	4,836	8,486	3,014	6,458	53,996
DISBURSEMENTS:
School Aid	236	2,143	1,512	36	613	1,360	627	937	1,498	404	571	6,233	16,170
Higher Education	18	10	335	92	210	212	347	23	225	31	322	573	2,398
All Other Education	26	124	345	131	60	144	84	95	67	223	114	325	1,738
Medicaid	869	1,267	918	553	1,164	589	610	644	636	855	693	778	9,576
Public Health	16	35	117	60	27	45	65	57	37	102	0	107	668
Mental Hygiene	45	58	62	120	81	233	115	74	213	274	165	418	1,858
Children and Families	5	130	91	226	114	100	89	88	245	101	93	318	1,600
Temporary & Disability Assistance	55	252	248	157	158	178	158	(143)	178	7	127	17	1,392
Transportation	0	14	45	0	15	0	0	15	7	0	8	2	106
All Other	22	70	444	55	51	154	25	68	278	94	65	447	1,773
Total Local Assistance Grants	1,292	4,103	4,117	1,430	2,493	3,015	2,120	1,858	3,384	2,091	2,158	9,218	37,279
Personal Service	633	814	599	591	733	591	706	542	440	528	313	189	6,679
Non-Personal Service	203	239	275	208	231	268	249	221	237	254	243	306	2,934
Total State Operations	836	1,053	874	799	964	859	955	763	677	782	556	495	9,613
General State Charges	263	429	1,218	308	311	276	415	277	300	345	149	234	4,525
Debt Service	45	144	210	42	38	295	32	141	409	4	24	194	1,578
Capital Projects	89	55	8	12	15	36	56	32	107	109	133	(563)	89
Other Purposes	117	19	49	78	28	101	22	64	99	37	21	276	911
Total Transfers to Other Funds	251	218	267	132	81	432	110	237	615	150	178	(93)	2,578
TOTAL DISBURSEMENTS	2,642	5,803	6,476	2,669	3,849	4,582	3,600	3,135	4,976	3,368	3,041	9,854	53,995
Excess/(Deficiency) of Receipts over Disbursements	3,857	(3,766)	(255)	475	(995)	1,187	(1,009)	(1,048)	(140)	5,118	(27)	(3,396)	1

CLOSING BALANCE	6,902	3,136	2,881	3,356	2,361	3,548	2,539	1,491	1,351	6,469	6,442	3,046	3,046

CASH DISBURSEMENTS BY FUNCTION ALL GOVERNMENT FUNDS (thousands of dollars)

	2006-2008 Actuals	2007-2008 Projected	2008-2009 Projected	2009-2010 Projected	2010-2011 Projected
ECONOMIC DEVELOPMENT AND GOVERNMENT
Agriculture and Markets, Department of	94,967	103,907	136,531	104,788	104,739
Alcoholic Beverage Control	11,696	12,948	13,287	13,849	13,911
Banking Department	57,224	61,413	61,952	62,734	63,531
Consumer Protection Board	2,792	3,055	3,090	3,125	3,159
Economic Development, Department of	88,458	128,893	340,127	278,286	155,547
Empire State Development Corporation	169,786	691,185	485,395	259,395	184,716
Energy Research and Development Authority	28,865	28,623	27,950	27,950	27,950
Housing and Community Renewal, Division of	272,073	306,915	299,530	279,750	278,803
Insurance Department	145,590	262,421	262,594	263,718	264,860
Olympic Regional Development Authority	8,250	14,126	9,009	9,217	9,437
Public Service, Department of	50,931	56,884	58,427	59,765	61,705
Science, Technology and Academic Research, Office	52,263	57,576	48,423	44,491	43,813
University Broadband	4,840	5,625	8,200	14,000	14,000

Functional Total	987,735	1,733,571	1,754,515	1,421,068	1,226,171

PARKS AND THE ENVIRONMENT
Adirondack Park Agency	4,599	5,740	5,929	5,935	5,942
Environmental Conservation, Department of	818,004	921,906	883,244	901,551	910,197
Environmental Facilities Corporation	8,416	11,760	11,815	6,760	6,760
Parks, Recreation and Historic Preservation, Office of	284,161	275,208	269,649	250,917	242,062

Functional Total	1,115,180	1,214,614	1,170,637	1,165,163	1,164,961

TRANSPORTATION
Motor Vehicles, Department of	257,839	288,051	298,568	302,683	308,455
Thruway Authority	1,775	1,734	1,778	1,822	1,868
Metropolitan Transportation Authority	0	93,700	188,550	258,700	278,922
Transportation, Department of	5,553,463	6,302,072	6,537,170	6,738,179	6,775,780

Functional Total	5,813,077	6,685,557	7,026,066	7,301,384	7,365,025

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of	0	0	0	0	0
Aging, Office for the	197,862	228,969	237,759	237,704	236,693
Blind, Office for the	0	0	0	0	0
Children and Family Services, Office of	2,711,049	2,966,999	3,218,844	3,347,820	3,484,076
Health, Department of	37,770,678	38,622,409	41,823,943	45,271,171	48,062,419

Medical Assistance	32,388,167	32,403,932	35,353,292	38,741,206	41,541,132
Medicaid Administration	745,408	820,000	853,000	887,000	922,500
All Other	4,637,103	5,398,477	5,617,651	5,642,965	5,598,787
Human Rights, Division of	16,226	15,166	15,677	15,677	15,677
Labor, Department of	518,146	525,927	524,123	524,119	522,828
Medicaid Inspector General, Office of	34,842	74,556	91,816	93,149	94,268
Prevention of Domestic Violence, Office of	2,315	2,556	2,584	2,584	2,577
Stem Cell Initiatives	0	25,000	125,000	50,000	0

CASH DISBURSEMENTS BY FUNCTION ALL GOVERNMENT FUNDS (thousands of dollars)

	2006-2008 Actuals	2007-2008 Projected	2008-2009 Projected	2009-2010 Projected	2010-2011 Projected
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of	4,458,278	4,667,356	4,621,268	4,621,040	4,623,894

Welfare Assistance	3,016,154	3,188,923	3,132,074	3,126,743	3,122,456
Welfare Administration	380,349	376,933	377,933	377,933	377,933
All Other	1,061,775	1,101,500	1,111,261	1,116,364	1,123,505
Welfare Inspector General, Office of	1,074	1,295	1,321	1,347	1,374
Workers’ Compensation Board	148,277	162,246	152,010	154,126	156,381

Functional Total	45,858,747	47,292,479	50,814,345	54,318,737	57,200,187

MENTAL HEALTH
Mental Health, Office of	2,335,339	2,544,287	2,725,574	2,867,820	2,932,626
Mental Hygiene, Department of	8,473	7,800	7,800	7,800	7,800
Mental Retardation and Developmental Disabilities, Office of	3,168,254	3,424,897	3,606,674	3,727,548	3,842,948
Alcohol and Substance Abuse Services, Office of	521,906	595,117	659,794	708,932	692,275
Developmental Disabilities Planning Council	4,129	3,621	3,617	3,617	3,617
Quality of Care for the Mentally Disabled, Commission on	12,605	15,532	16,354	16,655	16,625

Functional Total	6,050,706	6,591,254	7,019,813	7,332,372	7,495,891

PUBLIC PROTECTION
Capital Defenders Office	1,558	1,300	1,303	1,309	1,315
Correction, Commission of	2,621	2,629	2,674	2,674	2,674
Correctional Services, Department of	2,736,338	2,718,090	2,869,400	2,910,874	2,991,207
Crime Victims Board	60,073	62,709	62,248	62,269	62,294
Criminal Justice Services, Division of	267,326	254,005	265,162	245,525	235,356
Homeland Security	29,562	411,155	550,242	347,259	353,380
Investigation, Temporary State Commission of	3,551	3,929	4,152	4,219	4,242
Judicial Commissions	2,785	4,785	4,819	4,850	4,884
Military and Naval Affairs, Division of	401,627	442,449	358,810	146,845	166,777
Parole, Division of	194,729	205,978	220,361	233,189	250,269
Probation and Correctional Alternatives, Division of	72,752	74,649	74,702	74,726	73,484
Public Security, Office of	0	0	0	0	0
State Police, Division of	644,506	635,780	676,754	688,761	683,065
Functional Total	4,417,428	4,817,458	5,090,627	4,722,500	4,828,947
EDUCATION
Arts, Council on the	49,244	55,766	54,665	54,845	54,826
City University of New York	1,064,544	1,196,740	1,259,760	1,314,914	1,346,661
Education, Department of	26,657,044	29,346,168	31,300,132	33,710,912	36,355,352

School Aid (includes EXCEL)	20,088,579	21,794,505	23,143,777	25,056,911	27,295,916
STAR Property Tax Relief	3,993,970	4,730,450	5,358,402	5,837,916	6,141,480
Handicapped	1,620,800	1,719,600	1,788,490	1,849,790	1,914,590
All Other	953,695	1,101,613	1,009,463	966,295	1,003,366
Higher Education Services Corporation	956,737	979,712	975,422	976,822	978,251
State University Construction Fund	13,157	12,493	12,628	12,756	12,884
State University of New York	5,447,926	5,814,289	5,959,243	6,067,116	6,127,560

Functional Total	34,188,652	37,405,168	39,561,850	42,137,365	44,875,534

CASH DISBURSEMENTS BY FUNCTION ALL GOVERNMENT FUNDS

(thousands of dollars)

	2006-2008 Actuals	2007-2008 Projected	2008-2009 Projected	2009-2010 Projected	2010-2011 Projected
GENERAL GOVERNMENT
Audit and Control, Department of	244,078	245,462	247,821	252,679	253,678
Budget, Division of the	54,817	94,137	109,900	112,400	115,800
Civil Service, Department of	24,363	23,653	23,857	24,037	24,270
Elections, State Board of	13,037	91,119	171,699	9,215	94,475
Employee Relations, Office of	3,852	4,000	4,025	4,062	4,103
Executive Chamber	14,517	20,320	20,930	21,560	22,200
General Services, Office of	255,060	229,594	231,955	223,064	234,375
Inspector General, Office of	5,933	6,908	6,980	7,059	7,127
Law, Department of	193,461	211,763	213,781	216,561	218,744
Lieutenant Governor, Office of the	360	1,378	1,420	1,460	1,500
Lottery, Division of	177,360	182,527	183,147	187,318	191,393
Racing and Wagering Board, State	16,899	18,738	18,746	19,216	19,397
Real Property Services, Office of	47,620	52,558	53,394	54,256	55,141
Regulatory Reform, Governor’s Office of	3,509	3,781	3,825	3,871	3,895
State Labor Relations Board	3,376	4,077	4,118	4,156	4,198
State, Department of	148,140	207,873	159,816	155,085	141,270
Tax Appeals, Division of	3,228	3,233	3,228	3,263	3,298
Taxation and Finance, Department of	355,452	367,658	364,362	368,490	372,691
Technology, Office for	19,258	34,299	53,588	82,050	25,450
TSC Lobbying	2,338	2,314	2,324	2,351	2,370
Veterans Affairs, Division of	14,117	15,368	17,174	16,274	14,351

Functional Total	1,600,775	1,820,760	1,896,090	1,768,427	1,809,726

ALL OTHER CATEGORIES
Legislature	213,118	220,319	223,168	225,841	225,887
Judiciary (excluding fringe benefits)	1,731,791	1,859,488	1,980,944	2,134,111	2,129,205
World Trade Center	37,020	70,000	100,000	70,000	30,000
Local Government Assistance	1,156,176	943,098	1,323,576	1,363,874	1,419,739
Long-Term Debt Service	4,450,737	4,127,629	4,736,298	5,189,785	5,795,931
General State Charges	5,222,834	5,390,675	5,845,387	6,177,579	6,495,140
Miscellaneous	(80,058)	222,930	251,684	236,361	442,996

Functional Total	12,731,618	12,834,139	14,461,057	15,397,551	16,538,898

TOTAL ALL GOVERNMENTAL FUNDS SPENDING	112,763,918	120,395,000	128,795,000	135,564,567	142,505,340

GAAP FINANCIAL PLAN

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	2007-2007 Results	2007-2008 First Quarter	Annual Change
Revenues:
Taxes:
Personal income tax	22,496	22,756	260
User taxes and fees	8,131	8,673	542
Business taxes	6,330	7,011	681
Other Taxes	1,011	1,304	293
Miscellaneous revenues	6,224	5,344	(880)
Federal grants	67	75	8

Total Revenues	44,259	45,163	904

Expenditures:
Grants to local governments	36,495	39,809	3,314
State operations	11,303	12,183	880
General State Charges	4,138	3,931	(207)
Debt service	0	0	0
Capital projects	0	1	1

Total expenditures	51,936	55,924	3,988

Other financing sources (uses):
Transfers from other funds	13,914	15,128	1,214
Transfers to other funds	(6,386)	(5,345)	1,041
Proceeds from financing arrangements/		0
advance refundings	351	367	16

Net other financing source (uses)	7,879	10,150	2,271

(Excess) deficiency of revenues and other financing sources over expenditures and other financing uses	202	(611)	(813)

Accumulated Surplus/(Deficit)	2,384	1,773	(611)

Source: NYS DOB

GAAP FINANCIAL PLAN

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Revenues:
Taxes	39,744	7,896	2,042	12,708	62,390
Patient fees	0	0	0	326	326
Miscellaneous revenues	5,344	5,009	428	24	10,805
Federal grants	75	37,491	1,879	0	39,445

Total revenues	45,163	50,396	4,349	13,058	112,966

Expenditures:
Grants to local governments	39,809	47,955	592	0	88,356
State operations	12,183	1,823	0	60	14,066
General State charges	3,931	346	0	0	4,277
Debt service	0	0	0	3,403	3,403
Capital projects	1	3	8,140	0	8,144

Total expenditures	55,924	50,127	8,732	3,463	118,246

Other financing sources (uses):
Transfers from other funds	15,128	3,016	274	5,446	23,864
Transfers to other funds	(5,345)	(3,933)	(960)	(14,952)	(25,190)
Proceeds of general obligation bonds	0	0	298	0	298
Proceeds from financing arrangements/advance refundings	367	0	4,379	0	4,746

Net other financing sources (uses)	10,150	(917)	3,991	(9,506)	3,718

(Excess) deficiency of revenues and other financing sources over expenditures and other financing uses	(611)	(648)	(392)	89	(1,562)

Source: NYS DOB

Update to Annual Information Statement (AIS)

State of New York

November 15, 2007

This quarterly update (the “AIS Update”) is the second quarterly update to the Annual Information Statement of the State of New York, dated May 8, 2007 (the “AIS”) and contains information only through November 15, 2007. This AIS Update should be read in its entirety, together with the AIS and the first quarterly update to the AIS dated August 3, 2007 (the “First Quarterly Update”).

In this AIS Update, readers will find:

1.	Extracts from the Mid-Year Update to the 2007-08 Financial Plan (the “Updated Financial Plan”), which the Division of the Budget (“DOB”) issued on October 30, 2007. The Updated Financial Plan is available at the DOB website, www.budget.state.ny.us, and includes:

(a)	revised Financial Plan projections for fiscal years 2007-08 through 2010-11,

(b)	operating results for the first half of fiscal year 2007-08,

(c)	an updated economic forecast,

(d)	the Generally Accepted Accounting Principles (GAAP)-basis Financial Plan projections for 2007-08, and

(e)	a summary on debt and capital management.

2.	A discussion of special considerations related to the State Financial Plan for fiscal year 2007-08.

3.	A summary of GAAP-basis results for the 2006-07 fiscal year (the full statements are available on the State Comptroller’s website, www.osc.state.ny.us). This information is reprinted from the First Quarterly Update as a convenience to the reader and includes no new information since that time.

4.	Updated information regarding the State Retirement Systems.

5.	Updated information on the activities of public authorities and localities.

6.	The status of significant litigation that has the potential to adversely affect the State’s finances.

DOB is responsible for preparing the State’s Financial Plan and presenting the information that appears in this AIS Update on behalf of the State. In preparing the AIS Update, DOB relies on information drawn from other sources, such as the Office of the State Comptroller (“OSC”). Information relating to matters described in the section entitled “Litigation” is furnished by the State Office of the Attorney General.

During the current fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State’s financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years that may vary materially from the information provided in the AIS. Investors and other market participants should, however, refer to the AIS, as revised, updated, or supplemented, for the most current official information regarding the financial condition of the State.

The State may issue AIS supplements or other disclosure notices to this AIS Update as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS Update in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates and supplements by contacting Mr. Louis A. Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol,

Albany, NY 12224, (518) 473-8705. The State has filed this AIS Update directly with Nationally Recognized Municipal Securities Information Repositories (NRMSIRs ) and with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC) has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the NRMSIRs. An official copy of this AIS Update may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR.

Usage Notice

The AIS Update has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a “CDA”).

An informational copy of this AIS Update is available on the DOB website (www.budget.state.ny.us). The availability of this AIS Update in electronic form at DOB’s website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the AIS Update on this website is not intended as a republication of the information therein on any date subsequent to its release date.

Update to the 2007-08 Financial Plan

Note: DOB issued the Updated Financial Plan, extracts of which are set forth below, on October 30, 2007. The Updated Financial Plan includes updated estimates for 2007-08 and projections for 2008-09 through 2010-11. As such, it contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Updated Financial Plan.

The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). The Financial Plan tables sort all State projections and results by fund and category. The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund — the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is required to be balanced, the focus of the State’s budget discussion is often weighted toward the General Fund.

In addition to the General Fund, the State reports spending and revenue activity by other broad measures, including State Operating Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds; and All Governmental Funds(“All Funds”), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State.

Fund types of the State include: the General Fund; State special revenue funds (“SRFs”), which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal SRFs, which receive Federal grants; State and Federal Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

2007-08 UPDATED FINANCIAL PLAN EXTRACTS

Overview of Financial Plan Revisions

Consistent with the First Quarterly Update, DOB projects that the General Fund will remain in balance in the current year, but has increased its estimate of the 2008-09 General Fund current services budget gap from $3.6 billion to $4.3 billion, an increase of $651 million from the First Quarterly Update and an overall increase of $1.2 billion from the initial $3.1 billion gap projected at the time of the 2007-08 Enacted Budget Financial Plan. The higher budget gap estimate primarily reflects DOB’s estimate of the impact of the current financial market turbulence on receipts and will be revised as more data become available. DOB is also now projecting a budget gap of $6.2 billion in 2009-10 and $7.9 billion in 2010-11.

The national economic slowdown is having a significant impact on the State economy, which is now growing more slowly than DOB had forecast at the time of the First Quarterly Update. The State slowdown is likely to last at least through the end of 2008, but is not expected to turn into a recession. The downstate economy stands to be disproportionately affected by falling financial sector profits or a much prolonged period of credit market turmoil.

The economic weakness is expected to have a direct effect on State revenues over the Updated Financial Plan forecast horizon. In particular, the financial firms most affected by the credit dislocation in the subprime housing market have begun posting large losses for the third quarter, leading DOB to lower its forecast for finance and insurance sector wages from the First Quarterly Update.

As a consequence of the economic revisions, DOB has lowered its General Fund tax revenue forecast by roughly $700 million ($609 million in total overall receipts) in the current year, $800 million in 2008-09, and roughly $1 billion in the later years of the Updated Financial Plan. In addition, the Updated Financial Plan projections have been adjusted to include a reserve for potential collective bargaining agreements and other risks. Substantial savings in Medicaid compared to the projections in the First Quarterly Update, along with the use of a small portion of reserves, help the General Fund to remain in balance in the current year, but are not sufficient to cover the combination of downward revenue revisions and other spending changes in 2008-09 and beyond. The Governor will propose a balanced Executive Budget in January 2008 that will address the 2008-09 gap.

Summary of 2007-08 General Fund Financial Plan Revisions

Since the 2007-08 First Quarterly Update, DOB has revised its revenue and spending estimates based on operating results through the first half of the 2007-08 fiscal year and a review of factors affecting the long-term current services forecast. In addition, the Legislature passed and the Governor approved several bills that amend existing law and have fiscal implications for 2007-08 and beyond. The revisions result in net General Fund costs in 2007-08 of $33 million, which will be covered by existing reserves.

General Fund Operating Forecast for 2007-08

Changes Since the First Quarterly Update

Savings/(Costs)

(millions of dollars)

First Quarter Surplus/(Gap) Estimate	0
Revenue Revisions	(609)
Spending Revisions	580
Legislative Session Changes	(4)
Use of Prior Year Reserves	33

CURRENT BUDGET SURPLUS/(GAP) ESTIMATE	0

Net Change From First Quarter	0

The downward revenue revisions primarily reflect slower growth in personal income taxes due to a projected decline in the growth of financial service bonus income. The projected decline in revenues in the current year is largely offset by lower than expected spending, primarily in Medicaid ($556 million). The significant reduction in projected Medicaid spending reflects lower caseloads, which has slowed utilization of services across all major categories and reduced State costs associated with the takeover of local government Medicaid costs, as well as greater than expected anti-fraud savings.

In addition, the Updated Financial Plan reflects the use of $250 million in designated reserves to reduce high cost debt. This use of the Debt Reduction Reserve is projected to reduce long-term debt service costs by $380 million.

The State workforce is expected to total 199,429 positions across All Funds in 2007-08, an increase of approximately 1,041 positions from the estimate contained in the First Quarterly Update, due to staffing increases in the State University of New York (SUNY) and the conversion of seasonal positions to full-time staff in the Department of Environmental Conservation (DEC).

Summary of Multi-Year General Fund Financial Plan Revisions

The following table summarizes the 2008-09 through 2010-11 General Fund impact of the revisions to the First Quarterly Update.

Summary of Changes to General Fund Forecast for

2008-09 through 2010-11 Savings/(Costs)

(millions of dollars)

	2008-09	2009-10	2010-11
First Quarter Surplus/(Gap) Estimate	(3,614)	(5,331)	(6,713)
Revenue Revisions	(602)	(863)	(886)
Spending Revisions	385	464	126
Legislative Session Changes (Since Last Update)	(29)	(43)	(53)
Set Aside Reserves for Likely Risks	(405)	(405)	(405)

CURRENT BUDGET SURPLUS/(GAP) ESTIMATE	(4,265)	(6,178)	(7,931)

Net Change From First Quarter	(651)	(847)	(1,218)

DOB has lowered its revenue projections for 2008-09 through 2010-11 based on an analysis of recent trends, including slower growth in financial services bonuses, lower receipts from law changes made in the Enacted Budget, and delays in the enforcement of provisions governing the taxation of various products sold by Native Americans.

General Fund spending over the forecast period has been lowered, partially offsetting this decline in receipts, primarily to reflect lower Medicaid costs based on a revised forecast of Medicaid caseload and utilization.

Legislative session changes approved since the First Quarterly Update result in modest cost increases. These include a higher shelter allowance payment to public housing authorities for public assistance recipients and the State payment of the employee pension contribution for certain SUNY and City University of New York (CUNY) employees.

Finally, the outyears in the Updated Financial Plan projections have been revised to set aside roughly $1.2 billion of existing reserves to guard against likely multi-year risks, including collective bargaining costs, rather than using them to lower the current-services budget gaps.

As a result of these revisions, the estimate of the 2008-09 General Fund budget gap has been increased from $3.6 billion to $4.3 billion, and the outyear gaps are now in the range of $6.2 billion in 2009-10 growing to $7.9 billion in 2010-11.

Updated 2007-08 Spending Estimates

Total Disbursements

(millions of dollars)

	2006-07 Actuals	2007-08 First Quarter	2007-08 Current	Annual $ Change	Annual % Change	$ Change from First Quarter
State Operating Funds	73,489	78,661	77,936	4,447	6.1%	(725)

General Fund *	48,024	51,417	50,838	2,814	5.9%	(579)
Other State Funds	20,970	23,056	22,741	1,771	8.4%	(315
Debt Services Funds	4,495	4,188	4,357	(138)	-3.1%	169
Capital Projects Funds	5,559	6,916	6,733	1,174	21.1%	(183)
Federal Operating Funds	33,716	34,818	33,934	218	0.6%	(884)
All Funds	112,764	120,395	118,603	5,839	5.2%	(1,792)

‘*	Excludes transfers.

State Operating Funds spending, which excludes Federal operating aid and capital spending, is projected to grow by $4.4 billion (6.1 percent) from 2006-07 levels. This growth primarily reflects increases in local aid to public schools, an expanded School Tax Relief (STAR) program, and support for transportation, mental hygiene and children and family services programs, as well as roughly $900 million for agency operational costs (including fringe benefit costs).

Capital Projects Funds spending, which includes Federal and State support, is expected to increase by $1.2 billion or 21.1 percent over the prior year results, which is in part a result of spending on various projects delayed from 2006-07. This reflects spending reported in actual cash-basis reports, and additional information on “off-budget” capital spending is provided later in this AIS Update.

All Governmental Funds1 spending, which includes Federal aid, is now estimated at $118.6 billion in 2007-08, an increase of $5.8 billion (5.2 percent) from 2006-07.

General Fund Closing Balance

DOB projects the State will end the 2007-08 fiscal year with a General Fund balance of $2.8 billion (5.1 percent of spending). The balance consists of $1.2 billion in undesignated reserves and $1.5 billion in reserves designated to finance existing or planned commitments. The projected closing balance is $283 million lower than the balance projected at the time of the 2007-08 First Quarterly Update due to the planned use of the $250 million Debt Reduction Reserve and the use of $33 million from prior year reserves to cover higher costs.

[1]	Hereafter “All Funds.” Comprises the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds.

General Fund Estimated Closing Balance

(millions of dollars)

	2007-08 First Quarter Estimate	2007-08 Current Estimate	Change
Projected Year-End Balance	3,046	2,763	(283)

Undesignated Reserves	1,227	1,227	0

Tax Stabilization Reserve	1,031	1,031	0
Rainy Day Reserve Fund	175	175	0
Contingency Reserve Fund	21	21	0

Designated Reserves	1,819	1,536	(283)

Debt Reduction Reserve Fund	250	0	(250)
Reserve for Likely Risks	1,215	1,182	(33)
Community Projects Fund	354	354	0

The undesignated reserves include $1.0 billion in the State’s Tax Stabilization Reserve, which is close to the statutory maximum of 2 percent of General Fund spending, $175 million in the new Rainy Day Reserve after an initial planned deposit in 2007-08, and $21 million in the Contingency Reserve Fund for litigation risks. The new Rainy Day Reserve can have a maximum balance of 3 percent of General Fund spending and may be used to respond to an economic downturn or catastrophic event.

The designated reserves include $354 million in the Community Projects Fund to finance existing “member item” initiatives for the Legislature, and $1.2 billion remaining from prior year reserves that is designated for potential collective bargaining agreements and other risks.

Multi-Year Financial Plan Projections

This section provides a summary and description of the multi-year General Fund projections and substantive changes since the First Quarterly Update; a “zero-based” summary of the current services 2008-09 budgetary gap; an updated economic forecast; and detailed projections and major assumptions for receipts and disbursements. The receipts forecast describes estimates for the State’s principal taxes, miscellaneous receipts, and transfers from other funds. The spending projections summarize the annual growth in each of the State’s major areas of spending (e.g., Medicaid, school aid, mental hygiene). The table below provides a summary of the changes since the First Quarterly Update.

Summary of Changes to General Fund Forecast for 2008-09 through 2010-11

Savings/(Costs)

(millions of dollars)

	2008-09	2009-10	2010-11
First Quarter Surplus/(Gap) Estimate	(3,614)	(5,331)	(6,713)
Revenue Revisions	(602)	(863)	(886)
Spending Revisions	385	464	126
Legislative Session Changes (Since Last Update)	(29)	(43)	(53)
Set Aside Reserves for Likely Risks	(405)	(405)	(405)

CURRENT BUDGET SURPLUS/(GAP) ESTIMATE	(4,265)	(6,178)	(7,931)

Net Change From First Quarter	(651)	(847)	(1,218)

General Fund Revisions since the First Quarterly Update

The following tables summarize the 2007-08 through 2010-11 General Fund impact of revisions to the First Quarterly Update, followed by detailed descriptions of the changes.

General Fund Financial Plan Changes -Revenue Reestimates

Since the First Quarterly Update Savings/(Costs)

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Revenue Re-estimates	(609)	(602)	(863)	(886)

Personal Income Tax	(500)	(650)	(750)	(850)
Corporate Franchise Tax	(229)	(38)	(59)	(39)
Sales Tax	0	(135)	(155)	(163)
Bank Tax	50	0	0	0
State pick-up of Monroe Co. sales tax (partly offset by full Medicaid cost pick-up)	39	159	162	165
Delayed Native American Collections (Cigarette and Sales Taxes)	(39)	(19)	(19)	(19)
Debt Service	61	57	36	30
All Other	9	24	(78)	(10)

Revenue Re-estimates:

Tax Revenues. The downward revisions primarily reflect DOB’s revised economic forecast. A detailed explanation of DOB’s revised economic forecast begins on page 24, and the specific tax and receipts forecast begins on page 45.

Monroe County Sales Tax. Legislation enacted in 2005 capped the growth in local government costs for Medicaid and included an option for counties to continue the cap or to pay to the State a certain percentage of their local sales and use tax revenues. The sales tax intercept election had to be made by September 2007. Monroe County has elected this option, and as a result, the State’s miscellaneous receipts have been increased to reflect the receipts from Monroe County effective January 1, 2008.

Native American Collections. Reflects the delayed collection of cigarette and sales tax from the enforcement of the statutes regarding the imposition of the excise, sales and the petroleum business tax collected on sales of motor fuel and cigarettes to non-Indians on Indian reservations.

Debt Service. The downward revision to debt service estimates primarily reflects delays in bond sales, mainly due to slower than expected requests for reimbursement of local school construction costs via the Expanding our Children’s Education and Learning(EXCEL)program, as well as refunding savings and reduced issuance costs.

All Other. The remaining changes include additional receipts from the New York Power Authority related to the costs of the Power for Jobs program; a technical correction to remove revenue projections contained in the initial Financial Plan for the proposed implementation of speed enforcement cameras to improve workzone safety that were expected to generate excess revenue available to the General Fund, but were not authorized in the final budget; and technical adjustments to miscellaneous receipts in 2009-10.

Spending Re-estimates:

General Fund Financial Plan Changes -Spending

Reestimates Since the First Quarterly Update Savings/(Costs)

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Spending Re-estimates	580	385	464	126

Medicaid: lower caseload; anti-fraud; Medicare Part D; Federal delays	556	631	862	1,024
School Aid: preliminary database update; lower VLT/lottery revenues	(74)	(252)	(312)	(773)
CUNY: fringe benefit costs; increases for senior college aid; NPS costs	54	(85)	(93)	(125)
GSC: savings primarily due to lower pension and health insurance rates	29	176	208	252
OMRDD: primarily due to a rate change, which reduces PIA revenue	0	(62)	(58)	(60)
Debt Service: use $250 M to defease high cost debt; other adjustments *	27	16	16	18
All Other	(12)	(39)	(159)	(210)

*	Reserves previously set aside for debt reduction purposes ($250 million) in the General Fund will be transferred to the Debt Service Funds to defease high cost debt. This transfer appears as spending from the General Fund, but is fully financed by the designated reserve.

Medicaid (including administrative costs). Reflects a downward revision to projected Medicaid costs in 2007-08 and beyond primarily due to lower than anticipated costs through the first half of the fiscal year related to lower caseload and service utilization across all categories of service (nursing homes, hospitals, clinics, managed care, home care, and pharmacy). Caseload is about 280,000 below expectations, and is nearly 40,000 individuals (or 1 percent) below 2006-07 levels. This reduction also results in lower State costs associated with the State takeover of local government costs above the Medicaid cap. In addition, revisions to Medicaid costs include:

•

Savings totaling roughly $100 million for several new initiatives and rate changes included in the Enacted Budget that are now expected to occur in 2008-09 as a result of the timing of Federal approval to implement these changes. These changes include increased payments to hospitals and nursing homes.

•	An additional $75 million in savings in 2007-08 from higher than anticipated cost avoidance resulting from ongoing anti-fraud activities.

•

Lower than anticipated spending in Medicare Part D wrap-around coverage and clawback payments to the Federal government. Wrap-around coverage costs (i.e., State-financed coverage of gaps in Federal insurance) have decreased in large part due to ongoing public education and outreach regarding the Medicare Part D program, which results in more individuals selecting plans that match their needs and a corresponding decrease in the need for the State to assume the cost of uncovered drugs.

•

Other changes include additional projected costs resulting from an adjustment to Federal claims related to legal immigrants which were inadvertently submitted for Federal reimbursement (roughly $100 million); the decision by Monroe County to elect the Medicaid sales tax intercept option for payment of its share of Medicaid expenses effective January 1, 2008 ($40 million in 2007-08 growing to approximately $170 million in 2010-11); and lower collections from the 6 percent reimbursable assessment on nursing home revenues used to lower General Fund Medicaid costs in 2007-08 based on experience to date, followed by a projected upward revision beginning in 2008-09.

School Aid. Under the process for school aid database updates, additional claims are submitted by school districts to the State Education Department (SED). While the next complete database update will not be known until mid-November, a preliminary estimate, consistent with recent history, is that there will be a net increase in school aid claims. Estimated General Fund school aid spending has also been increased to compensate for lower ongoing Medicaid reimbursements to school districts associated with health care related costs. In addition, General Fund support for school aid is increased to cover lower than expected lottery revenues. The lottery revisions result from poorer-than-expected performance at Yonkers; a delay in the anticipated opening date for the Belmont facility, as negotiations continue with the Legislature on a host of racing issues; reduced expansion of the video lottery terminals (VLT) facilities; and a general lottery revision resulting from the lower than expected performance of new instant games offered in 2007-08.

CUNY. Growth in spending for CUNY operating costs primarily reflects a correction for actual growth in fringe benefit costs, collective bargaining and inflationary increases for mandatory costs, including utilities and building rentals.

General State Charges. Pension costs are expected to increase by $70 million in 2008-09 to reflect large reconciliation charges, offset by a reduction in the estimated pension contribution rate from 9.6 percent to 9.0 percent. In 2009-10 and 2010-11, the estimated pension contribution rate has also been lowered from 9.2 percent to 9 percent as well, resulting in a decrease of roughly $28 million in estimated pension costs in those years. Projected growth in health insurance costs for State employees and retirees have also been reduced by $130 million in 2008-09, $178 million in 2009-10 and $218 million in 2010-11, due to a lower than expected increase in health insurance rates, which now assume premium increases of roughly 9.5 percent compared to roughly 10 percent previously.

Office of Mental Retardation and Developmental Disabilities (OMRDD). Reflects a decline in available patient income revenue used to lower General Fund costs resulting from a required rate methodology change effective April 1, 2008 for case management service payments made through the Medicaid Service Coordination program.

Debt Service. Reflects the use of $250 million of dedicated reserves to reduce high cost State debt. Based on accounting rules, the use of the reserves to reduce debt is reflected as increased debt service costs in 2007-08, and will also lower overall reserves by a like amount. The elimination of high cost debt is projected to reduce overall future debt service costs by $380 million.

The remaining changes include additional costs for the National Guard due to ongoing heightened alert status (“Orange Alert”) and other activities; expected growth in local child welfare claims and spending for adult protective services and programs providing services to victims of domestic violence; a revision to the estimated cost-of-living increase for certain human service workers approved in 2005-06 has been adjusted across several agencies in response to inflationary increases resulting in a higher cost basis; additional aid for non-public schools to comply with State attendance-taking requirements; higher costs expected for the Judiciary in 2010-11; additional growth in correctional services costs beginning in 2009-10 for pharmaceuticals and expenses resulting from compliance with new special housing unit requirements for seriously mentally ill inmates; and other revisions across most agencies based on a review of recent spending experience, including rising fuel prices and increasing costs for real property and equipment leases.

Legislative Session Changes:

Since the release of the First Quarterly Update, several bills passed by the Legislature with a fiscal impact were approved by the Governor, as summarized below.

General Fund Financial Plan Changes – Legislative Session

Savings/(Costs)

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Legislative Session Changes	(4)	(29)	(43)	(53)

Increased payments to public housing authorities	(1)	(6)	(14)	(19)
State Pick-up of SUNY/CUNY 3% employee pension contribution	0	(5)	(12)	(18)
Develop rules and regulations on case limits for law guardians	0	(10)	(10)	(10)
Increase max service credit for certain Tier 2 PFRS members	0	(3)	(3)	(3)
Reimburse for resident chambers of court of appeals judges	(1)	(1)	(1)	(1)
Increase adult day health care reimbursement for certain programs	(1)	(1)	0	0
All other legislative changes	(1)	(3)	(3)	(2)

Increased Payments to Public Housing Authorities. Increases the shelter allowance for public assistance recipients residing in public housing authority developments throughout the State so that such allowances are on par with those paid to private landlords (currently $400 for a family of three in New York City).

SUNY/CUNY Employee Pension Contribution. Reflects payment by the State of the required employee pension contributions for SUNY and CUNY employees who are members of the Optional Retirement Program and who have ten years or more of program membership.

Rules and Regulations for Law Guardians. The Law Guardian program assigns individuals to safeguard the legal rights of children who otherwise would not have representation. New regulations for this program are expected to set limits on the maximum caseload allowed per Legal Guardian, which is expected to result in the need for additional law guardians.

Service Credit for Police and Fire Retirement members. Increases the maximum service retirement benefit from 30 to 32 years for all Tier 2 police officers and firefighters in the New York State and Local Police and Fire Retirement system.

Resident Chambers Reimbursement. The State will now reimburse counties for the full cost of providing judges’ chambers near the home residences of Judges of the Court of Appeals. The judges on the Court of Appeals maintain local offices when the court is not in session.

Adult Day Health Care Reimbursement. Reflects changes in the reimbursement rate method for Adult Day Health Care programs that reached occupancy rates of 90 percent or more prior to 2004. Specifically, the legislation replaces the cost-basis methodology for reimbursement with set rates.

All Other. Reflects the budgetary costs of numerous bills including an extension of the Office of Homeland Security’s review of aviation fuel facilities and pipelines; the creation of an Invasive Species Task Force; a required Dairy Hauling Study; the creation of a Canal Mitigation Task Force to study and recommend improvements for flood management and mitigation; a study of the Alcohol and Beverage Control Law; the development and maintenance of a list of providers certified to counsel and treat chemically dependent persons; the creation of an Environmental Protection Fund database to report quarterly on projects and spending; the creation of the Gold Star Annuity program to provide $500 recurring annuities to parents of armed forces members who are killed on active duty or die from a service-related disability; and new public health programs to increase awareness of umbilical cord banking, minimize food-borne illness breakouts through safe food handling measures, expand testing and treatment options for sexual assault victims, and extend the Safe Patient Handling Demonstration program through October 2009.

Set Aside Reserves for Likely Risks:

The State has roughly $1.2 billion in prior year reserves that are now planned to be set aside to fund multi-year costs associated with potential collective bargaining agreements and other risks. Previously, these reserves were planned to be used to lower outyear gaps in three equal installments beginning in 2008-09.

Summary of Current Services 2008-09 Budget Gap

The State is projected to move from a balanced budget in 2007-08 to a gap of $4.3 billion in 2008-09 because projected current services spending growth of $5.5 billion is projected to outpace the estimated growth in net revenues of $1.5 billion. Also, a net of $219 million in reserves that were used to support costs in 2007-08 are no longer available in 2008-09. The following chart provides a “zero-based” look at the causes of the 2008-09 General Fund budget gap, followed by a brief summary of the assumptions behind the projections. A detailed explanation of the assumptions underlying both the outyear revenue and spending projections appears later in this section.

2008-09 General Fund Annual Change

Savings/(Costs)

(millions of dollars)

RECEIPTS	1,464

Base Tax Law Growth	2,896
Existing Tax Law Changes/Revaluation of Tax Actions	149
Change in Audit Collections	250
Change in STAR Tax Cuts/Rebates	(628)
Change in Debt Service	(336)
Miscellaneous Receipts/Federal Grants	(408)
Transfers from Other Funds (primarily non-recurring fund sweeps)	(295)
All Other	(164)
DISBURSEMENTS	(5,510)

Local Assistance	(4,569)
Medicaid	(1,979)

Base Program Growth	(1,655)
Change in HCRA/Provider Assessment Financing	(324)
School Aid	(1,560)
Local Government Assistance	(369)
Mental Hygiene	(243)
Children and Family Services	(182)
All Other Local Assistance	(236)
State Operations	(436)
Personal Service	(268)
Non-personal Service	(168)
General State Charges	(312)
Health Insurance	(206)
Pensions	(70)
All Other	(36)
Transfers to Other Funds	(193)
Debt Service	(136)
Capital Projects	(340)
All Other	283
Change in Reserves (net)	(219)

CURRENT SERVICES BUDGET GAP FOR 2008-09	(4,265)

General Fund Multi-Year Financial Plan Projections

The multi-year current services spending estimates are based on projected agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. In Correctional Services, spending estimates are based in part on estimates of the State’s prison population, which in turn depend on forecasts of incarceration rates, release rates, and conviction rates. All projections account for the timing of payments, since not all the amounts appropriated in the Enacted Budget are disbursed in the same fiscal year. The major assumptions used in preparing the spending projections for the State’s major programs and activities are summarized in the tables presented in the following section.

In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal condition diminishes as one moves further from the current year. Accordingly, the 2008-09 forecast is the most relevant from a planning perspective, since any gap in that year must be closed with actions which would typically have a positive impact on subsequent year gaps, and the variability of the estimates is likely to be less than in later years.

The revisions to receipt and spending estimates since the First Quarterly Update have no significant impact on the General Fund balance in 2007-08. However, the projected outyear gaps have been increased to $4.3 billion in 2008-09, $6.2 billion in 2009-10, and $7.9 billion in 2010-11.

The following table summarizes the Updated Financial Plan projections for 2007-08 through 2010-11, as well as the budget gaps and changes in reserves, followed by detailed information on the significant spending increases by major program areas including State operations and fringe benefit costs.

Mid-year Update Projections – General Fund

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Receipts
Taxes	38,805	40,624	42,809	45,025
Miscellaneous Receipts	2,444	2,052	2,163	2,233
Federal Grants	71	55	55	55
Transfers from Other Funds	12,067	12,120	12,530	13,165

PIT in excess of Revenue Bond debt service	8,445	8,793	9,152	9,641
Sales tax in excess of LGAC debt service	2,305	2,327	2,425	2,534
Real estate taxes in excess of CW/CA debt service	636	614	595	598
All Other	681	386	358	392

Total Receipts	53,387	54,851	57,557	60,478

Disbursements
Grants to Local Governments	36,763	41,332	45,156	48,909
State Operations	9,579	10,015	10,415	10,729
General State Charges	4,496	4,808	5,097	5,386
Transfers to Other Funds	2,831	3,024	3,129	3,536

Debt Service	1,551	1,687	1,676	1,703
Capital Projects	112	452	561	966
Other Purposes	1,168	885	892	867

Total Disbursements	53,669	59,179	63,797	68,560

Change in Reserves
Rainy Day Reserve Fund	175	0	0	0
Community Projects Fund	76	(63)	(62)	(151)
Prior Year Reserves	(512)	0	0	0
Decrease in Reserves from Current Year Operations	(21)	0	0	0

Deposit to/(Use of) Reserves	(282)	(63)	(62)	(151)

Revised Budget Surplus/(Gap) Estimate	0	(4,265)	(6,178)	(7,931)

The forecast for 2008-09 is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the current services costs of program activities. DOB believes the estimates of annual change in revenues and spending that create the 2008-09 current services gap forecast are based on reasonable assumptions and methodologies. Changes to these or other assumptions have the potential to materially alter the size of the budget gaps for 2008-09 and beyond.

Economic Forecast

The National Economy

The U.S. economy continues to lose momentum. The current forecast continues the downward revision to the DOB economic forecast which began in the First Quarterly Update. Large declines in residential construction and reduced demand for autos and housing related durable goods, combined with past energy price and interest rate increases, have generated a significant drag on economic growth. As a result, labor market growth has decelerated significantly since the early part of this year. In addition, rising borrowing costs and the uncertainty associated with the still unfolding subprime mortgage crisis have substantially increased financial market volatility. Although a substantial volume of subprime-related losses were revealed in the third quarter, the full extent of the damage remains to be seen. The credit crunch resulting from subprime lending stresses has adversely impacted related financial activities such as the leveraged buy-out market. In fact, activity in the collateralized debt obligation market has stalled since August. The totality of the summer’s developments moved the Federal Reserve to lower its short-term interest rate target 50 basis points to 4.75 percent at its September 18, 2007 meeting.

On the positive side, robust global growth and a weak dollar have produced strong demand for U.S. exports. Moreover, prices outside of the volatile food and energy sectors are expected to remain relatively stable, giving the Federal Reserve more flexibility in the face of a more significant slowdown. Growth is expected to bottom out below 2 percent during the fourth quarter, but gradually rebound to the economy’s long-term trend rate over the course of 2008. DOB projects growth of 2.5 percent for 2008, following growth of only 2.0 percent for 2007. Slower growth is expected to be one force keeping consumer price inflation in check. Inflation of 2.4 percent is projected for 2008, following 2.7 percent for 2007. Though the risk of a recession is judged to have increased since July, DOB is not forecasting a recession at this time.

DOB’s outlook calls for a return to long-term trend growth by the end of 2008 and a stable monetary policy stance through the end of 2009. However, there are a number of risks to the forecast. Should the housing market contraction be even deeper than reflected in the current forecast, the slowdown in U.S. economic growth could last longer than anticipated. A resurgence in the growth in energy and food prices could serve to unanchor inflation expectations and result in even higher inflation than expected. That risk could be compounded by lower productivity growth or a weaker dollar than currently projected. Higher inflation, in turn, would likely induce the Federal Reserve to raise its short-term interest rate target, resulting in weaker profits and equity prices, further delaying the recovery of the housing market and lowering economic growth. DOB’s outlook assumes that the toll taken on financial markets and the profits of financial firms by the turbulence in the subprime mortgage market was largely concentrated in the third quarter. However, increased interest rate and equity market volatility could increase the risks originating from that source. On the other hand, lower energy prices or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast.

The New York State Economy

The national economic slowdown has had a significant impact on the New York State economy. The State’s slowdown is expected to last at least through the end of 2008. But there is evidence that the impact of the current slowdown is being felt quite variably across the State’s regions. Because of New York City’s position as a financial market capital, the downstate economy stands to be disproportionately affected by falling financial sector profits or a prolonged period of credit market turmoil. The residential housing contraction has had a notable impact on Long Island and the Hudson Valley, while auto sector weakness has been felt largely in the western part of the State. In the meantime, New York City’s commercial real estate sector still appears strong, and the large education and health sectors are expected to remain healthy. Finally, tourism is expected to be bolstered by the weak dollar, particularly in New York City and those areas bordering Canada.

The extent to which credit tightening actually dampens important revenue generating activity within the finance sector, such as high-yield lending and mergers and acquisitions, will determine the ultimate impact on Wall Street profits and bonuses. It now appears that those firms most affected by the subprime debacle will be posting large losses for the third quarter. Consequently, growth in finance and insurance sector wages is expected to be below the July forecast, with some spillover into other sectors a likely consequence. DOB now projects growth in State wages to slow from 7.1 percent in 2007 to 4.0 percent in 2008. Growth in State private sector employment is projected to slow from 1.0 percent this year to 0.8 percent in 2008.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. Finance and insurance sector bonuses fell 4.5 percent in the wake of the financial market crisis of the fall of 1998. Although the failure of a major Wall Street institution is not anticipated, the full extent of the losses associated with problems in the subprime mortgage market remains to be seen. Higher losses than anticipated could result in lower bonus growth than projected. Should the State’s real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. These effects could ripple though the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

SELECTED ECONOMIC INDICATORS

(Calendar Year)

	2006 (actual*)	2007 (estimate)	2008 (forecast)	2009 (forecast)	2010 (forecast)	2011 (forecast)	1976-2006 Average[2]
U.S. Indicators[1]
Gross Domestic Product (current dollars)	6.1	4.7	4.4	5.1	5.1	5.1	7.0
Gross Domestic Product	2.9	2.0	2.5	2.8	2.9	3.0	3.2
Consumption	3.1	2.9	2.5	2.8	2.9	3.0	3.4
Residential Fixed Investment	(4.6)	(15.8)	(10.7)	0.5	2.6	3.1	4.1
Nonresidential Fixed Investment	6.6	4.2	6.0	5.2	5.2	5.2	5.1
Change in Inventories (dollars)	40.3	8.1	23.5	31.2	31.7	31.8	28.6
Exports	8.4	7.5	8.3	8.0	7.9	7.9	6.0
Imports	5.9	2.9	5.2	6.4	6.6	6.5	7.3
Government Spending	1.8	1.9	2.1	1.8	1.9	1.9	2.2
Corporate Profits[3]	13.2	4.6	5.4	5.7	7.3	8.4	8.6
Personal Income	6.6	6.5	5.5	5.8	5.9	5.8	7.1
Wages	6.2	6.4	4.8	5.4	5.6	5.3	6.7
Nonagricultural Employment	1.9	1.3	0.9	1.2	1.3	1.3	1.9
Unemployment Rate (percent)	4.6	4.6	5.0	5.1	5.2	5.1	6.2
S&P 500 Stock Price Index	8.6	13.6	7.8	7.4	7.9	8.7	9.9
Federal Funds Rate	5.0	5.1	4.8	4.7	4.7	4.6	6.6
10-year Treasury Yield	4.8	4.8	5.0	5.1	5.3	5.3	7.7
Consumer Price Index	3.2	2.7	2.4	2.3	2.3	2.4	4.4

New York State Indicators
Personal Income[4]	7.2	6.7	4.7	5.2	5.3	5.2	6.4
Wages and Salaries[4]
Total	7.3	7.1	4.0	4.8	4.7	4.7	6.0
Without Bonus[5]	5.6	4.8	4.2	4.2	4.1	3.9	5.7
Bonus[5]	18.4	20.7	3.2	8.2	7.6	8.6	10.6
Wage Per Employee	6.3	6.2	3.3	4.1	4.0	4.1	5.3
Property Income	12.1	9.5	6.1	4.6	4.6	4.3	7.2
Proprietors’ Income	4.1	4.0	6.2	7.3	7.6	7.4	8.3
Transfer Income	6.3	6.6	4.6	5.9	6.3	6.0	6.6
Nonfarm Employment[4]
Total	0.9	0.9	0.7	0.7	0.7	0.6	0.7
Private	1.2	1.0	0.8	0.8	0.8	0.8	0.8
Unemployment Rate (percent)	4.5	4.6	5.2	5.3	5.3	5.2	6.6
Composite CPI of New York[5]	3.6	2.8	2.5	2.5	2.6	2.6	4.4

New York State Adjusted
Capital Gains	27.2	14.1	1.8	6.0	6.0	(1.0)	17.6
Partnership/ S Corporation Gains	14.6	7.2	5.9	6.4	8.0	8.4	12.3
Business and Farm Income	5.7	1.8	5.1	4.7	5.1	5.0	7.2
Interest Income	8.9	4.1	5.7	4.9	4.8	3.9	4.0
Dividends	8.6	7.2	6.4	5.5	4.7	5.1	5.9
Total NYSAGI	10.0	7.6	3.8	5.0	5.0	4.1	6.1

*	For NYSAGI variables, 2006 is an estimate.
[1]	All indicators are percent changes except change in inventories, the unemployment rate, and interest rates; all GDP components refer to chained 2000 dollars, unless otherwise noted.
[2]	For the NYSAGI variables, averages are calculated using data through 2005. Partnership and S corporation gains data start in 1978, NYSAGI data in 1980.
[3]	Includes inventory valuation and capital consumption adjustments.
[4]	Nonagricultural employment, wage, and personal income numbers are based on CEW data.
[5]	Series created by the Division of the Budget. Source: Moody’s Economy.com; NYS Department of Labor; NYS Department of Taxation and Finance; DOB staff estimates.

SELECTED ECONOMIC INDICATORS

(State Fiscal Year)

	2006-07 (actual)	2007-08 (estimate)	2008-09 (forecast)	2009-10 (forecast)	2010-11 (forecast)	2011-12 (forecast)	1976-77-2006-07 Average
U.S. Indicators[1]
Gross Domestic Product (current dollars)	5.6	4.7	4.5	5.1	5.1	5.1	6.9
Gross Domestic Product	2.4	2.3	2.5	2.9	2.9	3.0	3.1
Consumption	3.1	2.7	2.6	2.9	2.9	3.0	3.4
Resident Fixed Investment	(9.8)	(15.1)	(7.9)	1.7	2.7	3.4	3.7
Fixed Investment	5.3	5.4	5.6	5.1	5.2	5.2	5.1
Change in Inventories (dollars)	30.7	13.1	25.8	32.2	31.5	31.8	28.4
Exports	7.9	8.1	8.0	8.0	7.9	7.8	6.0
Imports	5.0	3.2	5.7	6.6	6.6	6.5	7.3
Government Spending	1.6	2.3	1.9	1.9	1.9	1.9	2.1
Corporate Profits[2]	11.0	6.3	4.5	6.1	7.7	8.3	8.3
Personal Income	6.4	6.3	5.6	5.9	5.9	5.7	7.0
Wages	5.9	6.1	4.9	5.5	5.6	5.2	6.7
Nonagricultural Employment	1.7	1.2	1.0	1.3	1.3	1.4	1.9
Unemployment Rate (percent)	4.6	4.7	5.1	5.1	5.2	5.1	6.2
S&P 500 Stock Price Index	9.5	3.2	7.2	7.5	8.1	8.7	9.8
Federal Funds Rate	5.2	5.0	4.7	4.8	4.7	4.6	6.6
10-year Treasury Yield	4.8	4.8	5.0	5.2	5.3	5.3	7.7
Consumer Price Index	2.9	2.8	2.2	2.3	2.3	2.4	4.4

New York State Indicators
Personal Income[3]	7.0	5.0	5.1	5.2	5.3	5.2	6.4
Wages and Salaries[3]	7.1	4.2	4.8	4.7	4.9	4.7	6.0
Total
Without Bonus[4]	5.2	4.5	4.1	4.2	4.1	4.0	5.6
Bonus[4]	17.5	2.6	8.2	7.4	8.7	8.3	12.0
Wage Per Employee	6.0	3.4	4.1	4.0	4.2	4.1	5.3
Property Income	11.2	8.8	5.3	4.6	4.5	4.3	7.0
Proprietors’ Income	3.6	4.4	6.7	7.4	7.6	7.3	8.4
Transfer Income	6.9	5.6	5.0	6.2	6.2	5.9	6.7
Nonfarm Employment[3]
Total	1.0	0.7	0.7	0.7	0.7	0.6	0.7
Private	1.2	0.8	0.8	0.8	0.8	0.8	0.8
Unemployment Rate (percent)	4.4	4.8	5.3	5.3	5.3	5.2	6.7
Composite CPI of New York[4]	3.4	2.9	2.3	2.5	2.6	2.6	4.4

[1]	All indicators are percent changes except change in inventories, the unemployment rate, and interest rates; all GDP components refer to chained 2000 dollars, unless otherwise noted.
[2]	Includes inventory valuation and capital consumption adjustments.
[3]	Nonagricultural employment, wage, and personal income numbers are based on CEW data.
[4]	Series created by the Division of the Budget.

Source: Moody’s Economy.com; NYS Department of Labor; DOB staff estimates.

Multi-Year Receipts Forecast

Financial Plan receipts comprise a variety of taxes, fees, and charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts.

The growth in multi-year tax receipts has been reduced significantly from earlier projections. It is now expected to be below the extraordinary double-digit growth rates experienced in the last few years.

Total Receipts

(millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	Percent Change	2008-09 Projected	Annual Change	Percent Change
General Fund	51,380	53,387	2,007	3.9	54,851	1,464	2.7
Taxes	38,668	38,805	137	0.4	40,624	1,819	4.7
Miscellaneous Receipts	2,268	2,444	176	7.8	2,052	(392)	(16.0)
Federal Grants	152	71	(81)	(53.3)	55	(16)	(22.5)
Transfers	10,292	12,067	1,775	17.2	12,120	53	0.4

State Funds	76,755	81,187	4,432	5.8	84,427	3,240	4.0
Taxes	58,739	61,204	2,465	4.2	64,499	3,295	5.4
Miscellaneous Receipts	17,864	19,911	2,047	11.5	19,872	(39)	(0.2)
Federal Grants	152	72	(80)	(52.6)	56	(16)	(22.2)

All Funds	112,396	117,278	4,882	4.3	122,349	5,071	4.3
Taxes	58,739	61,204	2,465	4.2	64,499	3,295	5.4
Miscellaneous Receipts	18,078	20,058	1,980	11.0	20,015	(43)	(0.2)
Federal Grants	35,579	36,016	437	1.2	37,835	1,819	5.1

Fiscal Year 2007-08 Overview

The receipt estimates for the current fiscal year have been revised downward significantly. Current year All Funds tax receipt estimates have been lowered by $1.1 billion. The financial condition of Wall Street firms has deteriorated from what was anticipated in the First Quarterly Update . This weakness can be traced back to problems in the subprime mortgage market and the associated slowdown in the housing sector. As a result, the revisions to the 2007-08 and out-year fiscal estimates are due primarily to this more pessimistic economic outlook.

Since the release of the First Quarterly Update, it has become increasingly apparent that the troubles in the housing market will have a significant negative impact on the New York economy. It is now clear the financial service firms that are critical to revenue performance will experience reduced profitability in 2007. History has shown that any disruption to the profitability of Wall Street firms can be expected to have a negative impact on the fiscal condition of the State.

Total All Funds receipts are estimated to reach over $117 billion, an increase of $4.8 billion, or 4.3 percent above 2006-07 results. All Funds tax receipts are estimated to grow by $2.4 billion or 4.2 percent. Miscellaneous receipts are estimated to increase by $2 billion, or 11 percent, largely the result of actions taken with the 2007-08 Enacted Budget, including receipt of the New York Power Authority payments included in the 2007-08 Enacted Budget.

Total State Funds receipts are estimated at $81 billion, an expected increase of $4.4 billion, or 5.8 percent from 2006-07 actual results. State Funds Miscellaneous receipts are estimated to increase by nearly $2.1 million, or 11.5 percent.

Total General Fund receipts are estimated at $53.3 billion, an increase of nearly $2 billion, or 3.8 percent from 2006-07 results. General Fund tax receipt growth is estimated at 0.4 percent. The relatively slow growth in General Fund tax receipts is attributable in large part to the increased STAR rebate payments included with the 2007-08 Budget. General Fund miscellaneous receipts are estimated to increase by 7.8 percent, reflecting actions taken with the 2007-08 Budget including a planned increase in abandoned property receipts as well as significant increases in investment income associated with existing fund balances.

After controlling for the impact of policy changes, base tax revenue growth is estimated at 7.1 percent for fiscal year 2007-08.

Fiscal Year 2008-09 Overview

Total All Funds receipts are expected to reach more than $122 billion, an increase of nearly $5.1 billion, or 4.3 percent from 2007-08 estimated receipts. All Funds tax receipts are projected to grow by $3.3 billion or 5.4 percent. All Funds Federal grants are expected to increase by $1.8 billion, or 5.1 percent. All Funds Miscellaneous receipts are projected to decrease by $44 million, or 0.2 percent.

Total State Funds receipts are projected to be nearly $84.4 billion, an increase of $3.2 billion, or 4.0 percent from 2007-08 estimated receipts.

Total General Fund receipts are projected to be nearly $54.9 billion, an increase of $1.5 billion, or 2.9 percent from 2007-08 estimated receipts. General Fund tax receipt growth is projected to increase by 4.7 percent over 2007-08 estimates and General Fund miscellaneous receipts are projected to decrease by 16 percent. The decline in General Fund miscellaneous receipts largely reflects the loss of one-time revenues expected in 2007-08. Federal grants are expected to decrease by 22.5 percent due to the loss of one-time revenues.

After controlling for the impact of policy changes, base tax revenue growth of 4.7 percent is projected for fiscal year 2008-09, slightly below historical average growth during an expansion.

Change from First Quarterly Update to the Financial Plan

Change from First Quarter Update Estimates & Projections

(millions of dollars)

	2007-08 First Quarter Update	2007-08 Mid-Year Update	Change	Percent Change	2008-09 First Quarter Update	2008-09 Mid-Year Update	Change	Percent Change
General Fund	41,843	41,320	(523)	(1.2)	43,165	42,731	(434)	(1.0)
Taxes	39,413	38,805	(608)	(1.5)	41,244	40,624	(620)	(1.5)
Miscellaneous Receipts	2,355	2,444	89	3.8	1,862	2,052	190	10.2
Federal Grants	75	71	(4)	(5.3)	59	55	(4)	(6.8)

State Funds	82,350	81,187	(1,163)	(1.4)	85,940	84,427	(1,513)	(1.8)
Taxes	62,028	61,204	(824)	(1.3)	65,401	64,499	(902)	(1.4)
Miscellaneous Receipts	20,247	19,911	(336)	(1.7)	20,480	19,872	(608)	(3.0)
Federal Grants	75	72	(3)	(4.0)	59	56	(3)	(5.1)

All Funds	119,558	117,278	(2,280)	(1.9)	125,281	122,349	(2,932)	(2.3)
Taxes	62,028	61,204	(824)	(1.3)	65,401	64,499	(902)	(1.4)
Miscellaneous Receipts	20,402	20,058	(344)	(1.7)	20,628	20,015	(613)	(3.0)
Federal Grants	37,128	36,016	(1,112)	(3.0)	39,252	37,835	(1,417)	(3.6)

Given the more pessimistic economic forecast, All Funds receipts estimates have been revised downward significantly for fiscal year 2007-08. In addition, tax receipts growth to-date for fiscal year 2007-08 in some revenue categories has fallen modestly below expectations. As a result of these and other factors outlined below, All Funds tax estimates for the year have been revised downward by over $800 million from the First Quarterly Update. Miscellaneous receipts growth has been revised down by $34.3 million along with a downward revision in Federal grants of $1.1 billion.

The downward revision to General Fund receipts for fiscal year 2007-08 is $523 million, reflecting a decrease of $608 million in tax receipts and $4 million in Federal grants offset by an increase in miscellaneous receipts of $89 million.

The downward revisions are related to:

•	a more negative economic forecast;

•	a re-evaluation of the value of law changes made with the 2007-08 Budget that were expected to generate significant additional revenue; and

•	a change to VLT forecasts resulting from recent proposals with respect to VLT operations at NYRA facilities, and results to date at currently operating facilities.

Fiscal Years 2009-10, 2010-11 and 2011-12 Overview

Total Receipts

(millions of dollars)

	2007-08 Estimated	2008-09 Projected	Annual Change	Percent Change	2009-10 Projected	Annual Change	Percent Change	2010-11 Projected	Annual Change	Percent Change
General Fund	53,387	54,851	1,464	2.7	57,557	2,706	4.9	60,478	2,921	5.1
Taxes	38,805	40,624	1,819	4.7	42,808	2,184	5.4	45,025	2,217	5.2

State Funds	81,187	84,427	3,240	4.0	87,853	3,426	4.1	91,543	3,690	4.2
Taxes	61,204	64,499	3,295	5.4	68,037	3,538	5.5	71,408	3,371	5.0

All Funds	117,278	122,349	5,071	4.3	126,449	4,100	3.4	131,481	5,032	4.0
Taxes	61,204	64,499	3,295	5.4	68,037	3,538	5.5	71,408	3,371	5.0

The economic forecast assumes continued modest economic growth. There is no forecast of recession; however, growth in 2007 and 2008 is expected to be below what was expected with the First Quarterly Update. This lowers the economic base on which the out-year revenue forecast is built. Overall, receipts growth in the three fiscal years following 2008-09 is expected to grow consistent with projected growth in the U.S. and New York economies.

All Funds tax receipts in 2009-10 are projected to reach $68 billion, an increase of $3.5 billion, or 5.5 percent from 2008-09 estimates. All Funds tax receipts in 2010-11 are expected to increase by nearly $3.4 billion (5 percent) over the prior year. General Fund tax receipts are projected to reach $42.8 billion in 2009-10 and just over $45 billion in 2010-11.

Revenue Risks

•

A significant downside risk remains with respect to the performance of financial sector firms. Continued poor performance in fourth quarter results for Wall Street companies could reduce bonus payouts more than expected.

•

The housing market could become a more significant drag on the economy, especially if the foreclosure rate on subprime mortgages is higher than expected. This could erode consumer confidence leading to reduced consumption on taxable goods.

•

A reduction in the number of large real estate commercial transactions in New York City presents the risk of a loss in real estate related tax receipts that have fueled a significant portion of the large growth in receipts over the past three fiscal years.

•

A large portion of the growth in the estimated revenue base from corporate taxes is dependent on loophole closing actions put in place with the 2007-08 Enacted Budget. There are indications that these changes are not producing the receipts anticipated at the time of the Enacted Budget.

•	The cigarette tax estimate could be significantly impacted by changes in the Federal cigarette tax associated with SCHIP funding.

•

Both the cigarette and motor fuel taxes are impacted by Native American enforcement efforts. The 2007-08 estimates have been reduced to reflect the enforcement delays with respect to the collection of these taxes.

Personal Income Tax

Personal Income Tax

(millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	22,939	22,696	(243)	23,940	1,244
Gross Collections	40,090	42,933	2,843	45,896	2,963
Refunds	(5,510)	(6,363)	(853)	(6,832)	(469)
STAR	(3,994)	(4,731)	(737)	(5,358)	(627)
RBTF	(7,647)	(9,143)	(1,496)	(9,766)	(623)

State/All Funds	34,580	36,570	1,990	39,064	2,494
Gross Collections	40,090	42,933	2,843	45,896	2,963
Refunds	(5,510)	(6,363)	(853)	(6,832)	(469)

All Funds personal income tax receipts for 2007-08 are projected to increase by nearly $2 billion over the prior year to total $36.6 billion. Gross receipts are projected to increase 7.1 percent and reflect withholding growth of 6.3 percent ($1.7 billion) and growth in current tax year 2007 estimated taxes of 9.9 percent ($750 million). Payments from extensions and final returns for tax year 2006 are projected to increase in total by 7.8 percent, or by $366 million. Receipts from delinquencies are projected to increase by 9.3 percent or $77 million over the prior year.

Refunds are projected to increase by 15.5 percent or $853 million. The increase in refunds reflects the impact of the Empire State Child Credit which provides a refundable credit to resident taxpayers with children ages 4 to 16 that was enacted in 2006 and is applicable to tax years beginning in 2006.

Net receipts, or gross receipts less refunds and offsets, are projected to grow 5.8 percent. The following table summarizes, by component, actual receipts for 2006-07 and forecast amounts through 2010-11.

All Funds Personal Income Tax Fiscal Year Collection Components

(millions of dollars)

	2006-07 Actual	2007-08 Estimated	2008-09 Projected	2009-10 Projected	2010-11 Projected
Receipts
Withholding	26,802	28,501	30,376	32,293	33,995
Estimated Payments	10,354	11,447	12,397	13,351	14,621
Current Year	7,572	8,322	9,022	9,596	10,446
Prior Year*	2,782	3,125	3,375	3,755	4,175
Final Returns	2,101	2,076	2,176	2,324	2,481
Current Year	1,907	1,931	2,031	2,179	2,336
Prior Year*	194	145	145	145	145
Delinquent Collections	832	909	947	986	1,027

Gross Receipts	40,089	42,933	45,896	48,954	52,124

Refunds
Prior Year*	3,231	4,084	4,088	4,376	4,726
Previous Years	257	270	290	310	330
Current Year*	1,500	1,750	1,750	1,750	1,750
State-City Offset*	522	509	704	784	858

Total Refunds	5,510	6,613	6,832	7,220	7,664

Net Receipts	34,579	36,320	39,064	41,734	44,460

*	These components, collectively, are known as the “settlement” on the prior year’s tax liability.

All Funds net personal income tax receipts for 2008-09 of $39.1 billion are projected to increase by $2.5 billion over the prior year. Gross receipts are projected to increase 6.9 percent and reflect withholding growth of 6.6 percent ($1.9 billion), and estimated tax growth of 8.4 percent ($700 million). Payments from extensions and final returns for tax year 2007 are projected to increase in total by 7.9 percent ($400 million) and receipts from delinquencies are projected to increase by 4.2 percent ($38 million). Refunds are projected to increase by 7.4 percent or $469 million. These increases are consistent with estimated increases of 2007 and 2008 liability of 10.9 and 5.0 percent, respectively.

Personal Income Tax Calendar Year Liability

(billions of dollars)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
PIT Liability*	22,456	25,769	28,484	29,898	33,150	34,816	37,202	39,651	42,155	45,098
% Change	8.3%	14.8%	10.5%	5.0%	10.9%	5.0%	6.9%	6.6%	6.3%	7.0%

*	PIT surcharge in effect in 2003, 2004, 2005.

Increases in deposits to the STAR Fund and the Revenue Bond Tax Fund (RBTF) will result in 2007-08 General Fund receipts that are $242 million lower than the prior year. Deposits to the STAR Fund are estimated to increase by $737 million to $4.7 billion, as result of the Middle Class STAR Rebate Program. Deposits to the RBTF of almost $9.1 billion reflect legislation which took effect in the 2007-08 fiscal year that requires RBTF deposits to be calculated before the deposit of receipts to the STAR Fund. Although this has the impact of decreasing General Fund receipts by nearly $1.2 billion (25 percent of STAR), deposits in excess of debt service requirements are transferred back to the General Fund.

General Fund income tax receipts for 2008-09 of $23.9 billion are projected to increase by $1.2 billion or 5.2 percent. Deposits to the STAR Fund, which are projected to increase by $877 million, reflect the second phase of the Middle Class STAR Rebate Program and the change in the distribution of STAR reimbursements to the City.

Personal Income Tax Change From First Quarter Estimates

(millions of dollars)

	2007-08 First Quarter Update	2007-08 Mid-Year Update	Change	Percent Change
General Fund	23,072	22,696	(376)	(1.6)
Gross Collections	43,433	42,933	(500)	(1.2)
Refunds	(6,363)	(6,363)	0	0.0
STAR	(4,731)	(4,731)	(1)	0.0
RBTF	(9,268)	(9,143)	125	(1.3)

State/All Funds	37,070	36,570	(500)	(1.3)
Gross Collections	43,433	42,933	(500)	(1.2)
Refunds	(6,363)	(6,363)	0	0.0

Compared to the First Quarterly Update, 2007-08 All Funds income tax receipts are estimated to decrease by $500 million. All of the decrease is attributable to a reduction in withholding as a result of a $7 billion reduction in 2007-08 projected wage growth. The decrease is primarily driven by a decline in the projected growth of financial services sector bonuses.

Personal Income Tax

(millions of dollars)

	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change
General Fund	23,940	25,463	1,523	27,203	1,740
Gross Collections	45,896	48,954	3,058	52,124	3,170
Refunds	(6,832)	(7,220)	(388)	(7,664)	(444)
STAR	(5,358)	(5,838)	(480)	(6,142)	(304)
RBTF	(9,766)	(10,433)	(667)	(11,115)	(682)

State/All Funds	39,064	41,734	2,670	44,460	2,726
Gross Collections	45,896	48,954	3,058	52,124	3,170
Refunds	(6,832)	(7,220)	(388)	(7,664)	(444)

In general, income tax growth for 2009-10 and 2010-11 is governed by projections of growth in expected liability which is dependent on growth in the major components of taxable income. These components include: wages, interest and dividend earnings, realized taxable capital gains, and business net income and income derived from partnerships and S corporations, and to a minor extent, the impact of Tax Law changes.

All Funds personal income tax receipts for 2009-10 of $41.7 billion reflect an increase of 6.8 percent or $2.6 billion above the estimate for 2008-09. Gross receipts are projected to increase 6.7 percent and reflect projected withholding growth of 6.3 percent ($1.9 billion) while estimated taxes for tax year 2009 are expected to grow $574 million (6.4 percent). Payments from extensions and final returns for tax year 2008 are projected to increase in total by 9.8 percent, or by $528 million and receipts from delinquencies are projected to increase by 4.1 percent or $39 million over the prior year. Refunds are projected to increase by 6.8 percent or $2.7 billion, a relatively normal rate of growth that, absent unusual developments, is generally similar to that of withholding.

General Fund income tax receipts for 2009-10 of $25.4 billion are 6.4 percent higher than projected for the prior year. This reflects a 9 percent increase in the STAR Fund transfer, mainly attributable to the Middle Class STAR Rebate Program, and an increase in RBTF deposits of approximately $700 million.

All Funds income tax receipts for 2010-11 are expected to reach $44.4 billion, reflecting moderate overall growth in the tax base. General Fund receipts are projected at $27.2 billion, reflecting normal growth in STAR and RBTF deposits.

User Taxes and Fees

User Taxes and Fees

(millions of dollars)

	2006-07 Actual	2007-98 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	8,185	8,506	321	8,805	299
Sales Tax	7,539	7,865	326	8,103	238
Cigarette and Tobacco Taxes	411	407	(4)	436	29
Motor Vehicle Fees	(17)	(18)	(1)	13	31
Alcoholic Beverage Taxes	194	200	6	205	5
ABC License Fees	58	52	(6)	48	(4)

State/All Funds	13,457	13,907	450	14,369	462
Sales Tax	10,739	11,199	460	11,546	347
Cigarette and Tobacco Taxes	985	973	(12)	1,048	75
Motor Fuel	513	511	(2)	523	12
Motor Vehicle Fees	769	775	6	794	19
Highway Use Tax	153	148	(5)	154	6
Alcoholic Beverage Taxes	194	200	6	205	5
ABC License Fees	58	52	(6)	48	(4)
Auto Rental Tax	46	49	3	51	2

All Funds user taxes and fees receipts for 2007-08 are estimated to be $13.9 billion, an increase of $450 million or 3.3 percent from 2006-07. The underlying sales tax base measured before the impact of law changes is estimated to increase by 3.4 percent, due largely to increases in employment and overall taxable consumption. Results to date indicate sales tax receipts remain consistent with estimates in the First Quarterly Update. Non-sales tax user taxes and fees are estimated to decrease by $11 million from 2006-07 due to a trend decline in cigarette tax, and the delay in the collection of taxes on the sale of motel fuel and cigarettes to non-Indians on Indian reservations, highway use tax and ABC license fee receipts.

General Fund user taxes and fees receipts are expected to total $8.5 billion in 2007-08, an increase of $321 million or 3.9 percent from 2006-07. The increase largely reflects an increase in sales tax receipts.

All Funds user taxes and fees receipts for 2008-09 are projected to be nearly $14.4 billion, an increase of $462 million or 3.3 percent from 2007-08.

General Fund user taxes and fees receipts are projected to total $8.8 billion in 2008-09, an increase of $299 million or 3.5 percent from 2007-08.

User Taxes and Fees Change From First Quarter Estimates

(millions of dollars)

	2007-08 First Quarter Update	2007-08 Mid-Year Update	Change	Percent Change
General Fund	8,527	8,506	(21)	(0.2)
Sales Tax	7,867	7,865	(2)	(0.0)
Cigarette and Tobacco Taxes	429	407	(22)	(5.2)
Motor Vehicle Fees	(21)	(18)	3	0.0
Alcoholic Beverage Taxes	200	200	(0)	(0.1)
ABC License Fees	52	52	1	1.0

State/All Funds	13,993	13,907	(86)	(0.6)
Sales Tax	11,215	11,199	(16)	(0.1)
Cigarette and Tobacco Taxes	1,030	973	(57)	(5.5)
Motor Fuel	522	511	(11)	(2.1)
Motor Vehicle Fees	772	775	3	0.4
Highway Use Tax	153	148	(5)	(3.0)
Alcoholic Beverage Taxes	200	200	(0)	(0.1)
ABC License Fees	52	52	1	1.0
Auto Rental Tax	49	49	(0)	(0.2)

All Funds user taxes and fees are projected to be $86 million less in 2007-08 than was projected in the First Quarterly Update. The revision is mainly due to delays in the implementation of provisions governing the taxation of various products sold by Native Americans. All Funds user taxes and fees for 2008-09 are revised down by $175 million from the First Quarterly Update; this largely affects the impact of revisions to the economic forecast producing slower growth than previously anticipated in the sales tax base. In addition, the expected gain in receipts from provisions related to products sold by Native Americans has been revised downward.

User Taxes and Fees

(millions of dollars)

	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change
General Fund	8,805	9,150	345	9,508	358
Sales Tax	8,103	8,398	295	8,722	324
Cigarette and Tobacco Taxes	436	431	(5)	426	(5)
Motor Vehicle Fees	13	60	47	97	37
Alcoholic Beverage Taxes	205	209	4	214	5
ABC License Fees	48	52	4	49	(3)

State/All Funds	14,369	14,849	480	15,329	480
Sales Tax	11,546	11,966	420	12,428	462
Cigarette and Tobacco Taxes	1,048	1,035	(13)	1,022	(13)
Motor Fuel	523	526	3	529	3
Motor Vehicle Fees	794	854	60	875	21
Highway Use Tax	154	154	0	157	3
Alcoholic Beverage Taxes	205	209	4	214	5
ABC License Fees	48	52	4	49	(3)
Auto Rental Tax	51	53	2	55	2

All Funds user taxes and fees in 2009-10 are projected to grow an additional $482 million, with further growth of $480 million in 2010-11. Ongoing growth is due to continued, but slower economic growth; however, the out-year economic forecast dictates a reduction in the ongoing sales tax base.

Business Taxes

Business Taxes

(millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	6,469	6,500	31	6,669	169
Corporate Franchise Tax	3,677	3,675	(2)	3,966	291
Corporation & Utilities Tax	626	618	(8)	623	5
Insurance Tax	1,142	1,176	34	1,161	(15)
Bank Tax	1,024	1,031	7	919	(112)

State/All Funds	8,606	8,652	46	8,881	229
Corporate Franchise Tax	4,228	4,206	(22)	4,531	325
Corporation & Utilities Tax	820	816	(4)	821	5
Insurance Tax	1,258	1,292	34	1,276	(16)
Bank Tax	1,210	1,209	(1)	1,073	(136)
Petroleum Business Tax	1,090	1,129	39	1,180	51

All Funds business tax receipts for 2007-08 are estimated at nearly $8.7 billion, an increase of $46 million, or 0.5 percent over the prior year. This increase is primarily due to modest growth in the petroleum business taxes of 3.6 percent and the insurance tax of 2.7 percent, partially offset by small decreases in each of the remaining business taxes. The estimated increase in petroleum business taxes receipts reflects a five-percent increase in the Petroleum Price Index (PPI) on January 1, 2007, and a 1.2 percent decrease in the PPI on January 1, 2008. Higher estimated insurance tax receipts in 2007-08 reflect continued growth in taxable premiums. Actions taken with the fiscal year 2007-08 budget to reduce corporate loopholes have to date not generated the revenue anticipated. This is at least partially due to continued efforts by tax planners to use the tax law in ways never intended to avoid tax due to the State. The tax department is carefully reviewing the filing data to uncover this activity.

The growth in 2007-08 All Funds insurance taxes and petroleum business taxes receipts over 2006-07 is partially offset by declines in the All Funds receipts from the corporation franchise tax of 0.5 percent, bank tax of 0.1 percent, and the corporation and utilities taxes of 0.5 percent. The small decrease in corporate franchise tax receipts reflects an increase in current-year receipts of 13 percent, more than offset by reductions due to increased refunds on prior year payments and to a decrease in audit and compliance-related receipts from the extraordinary 2006-07 level. Similarly, the small decrease in bank tax receipts reflects an expected increase in current-year and next-year receipts of 21 percent, more than offset by estimated reductions due to higher refunds, other negative prior-year adjustments and an estimated 61 percent decrease from the extraordinary 2006-07 level in audit and compliance-related receipts. The overall decrease in corporation and utilities taxes receipts reflects growth of 3.7 percent in non-audit receipts and a decline of 55 percent in audit receipts from 2006-07 levels. Year-to-date trends suggest small increases in non-audit receipts from utilities will be offset by small decreases in receipts from the telecommunications industry.

All Funds Business Tax Audit and Non-Audit Receipts

(millions of dollars)

	2003-04 Actual	2004-05 Actual	2005-06 Actual	2006-07 Actual	2007-08 Estimated
Corporate Franchise Tax	1,701	2,110	3,053	4,228	4,206
Audit	232	397	653	1,133	900
Non-Audit	1,469	1,713	2,400	3,095	3,306
Corporation and Utilities Taxes	882	827	832	820	816
Audit	30	43	101	59	27
Non-Audit	852	784	731	761	789
Insurance Taxes	1,031	1,108	1,083	1,258	1,292
Audit	28	32	33	56	41
Non-Audit	1,003	1,076	1,050	1,202	1,251
Bank Taxes Audit	342	675	975	1,210	1,209
Audit	39	24	330	299	116
Non-Audit	303	651	645	911	1,093

For total business taxes, the 7.3 percent growth in non-audit tax receipts remains robust, following last year’s significant increase of 18.6 percent. The decrease in audit receipts is largely attributable to fewer settlements of multi-year audit issues with large taxpayers than were made in 2006-07. The large audit recovery base in 2006-07 of nearly $1.6 billion reflected 36 percent growth from 2005-06.

All Funds business tax receipts for 2008-09 of nearly $8.9 billion are projected to increase by $229 million or 2.6 percent over the prior year. The overall increase reflects a 0.6 percent increase in non-audit corporate franchise tax receipts, an 8.5 percent decrease in non-auditbanktaxreceipts,a1.3percentdecrease in insurance tax non-audit receipts, an increase in corporation and utilities taxes non-audit receipts of 1.9 percent that is attributable to modest growth in receipts from utilities, and a 2.3 percent increase in petroleum business taxes receipts. Audit receipts related to All Funds business taxes are projected to increase 5.8 percent, or roughly $31 million, following the significant decrease estimated for 2007-08.

General Fund business tax receipts for 2007-08 of $6.5 billion are estimated to increase by $32 million, or 0.5 percent over 2006-07. Business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

General Fund business tax receipts for 2008-09 of $6.7 billion are projected to decrease $169 million, or 2.6 percent from the prior year. Business tax receipts deposited to the General Fund reflect the All Funds trends and the Executive Budget initiatives discussed above.

Business Taxes Changes From First Quarter Estimates

(millions of dollars)

	2007-08 First Quarter Update	2007-08 Mid-Year Update	Change	Percent Change
General Fund	6,679	6,500	(179)	(2.7)
Corporate Franchise Tax	3,904	3,675	(229)	(5.9)
Corporation & Utilities Tax	618	618	0	0.0
Insurance Tax	1,176	1,176	0	0.0
Bank Tax	981	1,031	50	5.1

State/All Funds	8,856	8,652	(204)	(2.3)
Corporate Franchise Tax	4,444	4,206	(238)	(5.4)
Corporation & Utilities Tax	816	816	0	0.0
Insurance Tax	1,292	1,292	0	0.0
Bank Tax	1,150	1,209	59	5.1
Petroleum Business Tax	1,153	1,129	(24)	(2.1)

Compared to the First Quarterly Update, 2007-08 All Funds business tax receipts are estimated to be nearly $8.7 billion, or $204 million (2.3 percent) lower than previously expected. The revision in the estimate reflects year-to-date trends in the business taxes, which now suggest slightly lower growth in the corporate franchise tax and petroleum business taxes receipts, offset partially by higher-than-estimated receipts from the bank tax. The largest estimated change is in corporate franchise tax receipts, which have been reduced by $238 million from the July level. The net decrease reflects losses from higher-than-expected refunds and adjustments to prior-year receipts, revisions to estimated receipts from loophole closers enacted in 2007 and the implementation of regulations related to financial services firms offset by gains from higher-than-expected current-year payments. Offsetting a portion of the corporate franchise tax estimate reduction is an increase of $59 million in the bank tax receipts estimate, with gains from current-year payments outweighing losses from higher-than expected refunds and prior-year adjustments. Most of the business tax receipts decrease, or $179 million, is attributable to the General Fund.

All Funds business tax receipts for 2008-09 are nearly $8.9 billion, or $76 million (0.9 percent) lower than the First Quarterly Update. The decrease reflects the trends described above.

Business Taxes

(millions of dollars)

	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change
General Fund	6,669	6,854	185	6,889	35
Corporate Franchise Tax	3,966	4,083	117	4,075	(8)
Corporation & Utilities Tax	623	628	5	632	4
Insurance Tax	1,161	1,197	36	1,236	39
Bank Tax	919	946	27	946	0

State/All Funds	8,881	9,112	231	9,195	83
Corporate Franchise Tax	4,531	4,660	129	4,689	29
Corporation & Utilities Tax	821	826	5	831	5
Insurance Tax	1,276	1,315	39	1,358	43
Bank Tax	1,073	1,100	27	1,100	0
Petroleum Business Tax	1,180	1,211	31	1,217	6

All Funds business tax receipts for 2009-10 and 2010-11 reflect trend growth that is determined in part by the expected level of corporate profits, the increase in taxable insurance premiums, and increases in electric utility consumption prices and the consumption of telecommunications services. Business tax receipts will increase to $9.1 billion (2.6 percent) in 2009-10 and $9.2 billion (0.7 percent) in 2010-11. General Fund business tax receipts will reflect the factors outlined above. General Fund business tax receipts over this period will increase to nearly $6.9 billion (3.1 percent) in 2009-10 and nearly $6.9 billion (0.2 percent) in 2010-11.

Other Taxes

User Taxes and Fees

(millions of dollars)

	2006-07 Actual	2007-08 Estimated	Annual Change	2008-09 Projected	Annual Change
General Fund	1,075	1,102	27	1,211	109
Estate Tax	1,063	1,081	18	1,190	109
Gift Tax	(10)	0	10	0	0
Real Property Gains Tax	0	0	0	0	0
Pari-mutuel Taxes	21	20	(1)	20	0
All Other Taxes	1	1	0	1	0

State/All Funds	2,097	2,077	(20)	2,186	109
Estate Tax	1,063	1,081	18	1,190	109
Gift Tax	(10)	0	10	0	0
Real Property Gains Tax	0	0	0	0	0
Real Estate Transfer Tax	1,022	975	(47)	975	0
Pari-mutuel Taxes	21	20	(1)	20	0
All Other Taxes	1	1	0	1	0

All Funds other tax receipts for 2007-08 are estimated to be more than $2.1 billion, down $20 million or 1 percent from 2006-07 receipts, reflecting modest growth in the estate tax and a small decline in real estate transfer tax collections which had a strong advance in recent fiscal years. General Fund other tax receipts are expected to total $1.1 billion in fiscal year 2007-08, an increase of $27 million or 2.5 percent.

All Funds other tax receipts for 2008-09 are projected to be nearly $2.2 billion, up $109 millions or 5.2 percent from 2007-08 reflecting stable real estate transfer tax collections and an increase in estate collections as the number of large estates returns to a historically normal level. General Fund other tax receipts are expected to total $1.2 billion in fiscal year 2008-09, an increase of $109 million which is attributable to growth in the estate tax.

Other Taxes Change From First Quarter Estimates

(millions of dollars)

	2007-08 First Quarter Update	2007-08 Mid-Year Update	Change	Percent Change
General Fund	1,135	1,101	(34)	(3.0)
Estate Tax	1,115	1,081	(34)	(3.0)
Gift Tax	0	0	0	0.0
Real Property Gains Tax	0	0	0	0.0
Pari-mutuel Taxes	20	20	0	0.0
All Other Taxes	1	1	0	42.9

State/All Funds	2,111	2,077	(34)	(1.6)
Estate Tax	1,115	1,081	(34)	(3.0)
Gift Tax	0	0	0	0.0
Real Property Gains Tax	0	0	0	0.0
Real Estate Transfer Tax	975	975	0	0.0
Pari-mutuel Taxes	20	20	0	0.0
All Other Taxes	1	1	0	42.9

Other tax receipts projections for 2007-08 for pari-mutuel tax, gift tax, real property gains tax and boxing/wrestling tax are unchanged from the First Quarterly Update. The gift tax and real property gains tax have been repealed but small amounts of revenue are generated through audits. The pari-mutuel tax estimate is unchanged at this time pending the resolution of the numerous industry issues including the awarding of the thoroughbred track franchise.

All Funds projections for 2007-08 and beyond for the real estate transfer tax remain unchanged from the forecast contained in the First Quarterly Update. It is recognized that collections through the first six months of the fiscal year are positive, however, property transaction and price trends are turning negative in some areas of the State. While the strength in the Manhattan residential and commercial markets continues, the pace of growth is uncertain. Problems in the national housing market will slow overall economic growth which will impact the financial services sector. The impact of slowing corporate profits or lower bonus payments may eventually be felt in real estate transfer tax collections.

Projected estate tax collections have been revised down by $34 million from the First Quarterly Update , reflecting lower than average payments from the settlement of large estates (payments over $4 million) during the first half of the year. The lower level of payments has been largely offset by strong growth in smaller estate tax payments. The estimate for estate tax collections in 2008-09 has remained unchanged from the First Quarterly Update.

Other Taxes

(millions of dollars)

	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change
General Fund	1,211	1,342	131	1,425	83
Estate Tax	1,190	1,321	131	1,404	83
Gift Tax	0	0	0	0	0
Real Property Gains Tax	0	0	0	0	0
Pari-mutuel Taxes	20	20	0	20	0
All Other Taxes	1	1	0	1	0

State/All Funds	2,186	2,342	156	2,425	83
Estate Tax	1,190	1,321	131	1,404	83
Gift Tax	0	0	0	0	0
Real Property Gains Tax	0	0	0	0	0
Real Estate Transfer Tax	975	1,000	25	1,000	0
Pari-mutuel Taxes	20	20	0	20	0
All Other Taxes	1	1	0	1	0

The 2009-10 All Funds receipts projection for other taxes is slightly more than $2.3 billion, up $156 million or 7.1 percent from 2008-09 receipts. Growth in the estate tax is projected to follow expected increases in household net worth and receipts from the real estimate transfer tax continue to reflect the slowdown and then stabilization in the residential and commercial housing market.

The 2010-11 All Funds receipts projection for other taxes is nearly $2.4 billion, up $83 million or 3.5 percent from 2009-10 receipts. The forecast reflects continued increases in household net worth as well as in the value of real property transfers.

Miscellaneous Receipts and Federal Grants

Miscellaneous Receipts and Federal Grants

(millions of dollars)

General Fund	2,420	2,515	95	2,107	(408)
Miscellaneous Receipts	2,268	2,444	176	2,052	(392)
Federal Grants	152	71	(81)	55	(16)

State Funds	18,016	19,983	1,967	19,928	(55)
Miscellaneous Receipts	17,864	19,911	2,047	19,872	(39)
Federal Grants	152	72	(80)	56	(16)

All Funds	53,657	56,075	2,418	57,850	1,775
Miscellaneous Receipts	18,078	20,059	1,981	20,015	(44)
Federal Grants	35,579	36,016	437	37,835	1,819

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. All Funds miscellaneous receipts plus Federal grants are estimated to be $57 billion in 2007-08, an increase of nearly $3.4 billion from 2006-07 results.

General Fund miscellaneous receipts are estimated to increase by 7.8 percent, reflecting actions taken with the 2007-08 Budget that include a one-time increase in the New York Power Authority (NYPA) payments, as well as increases in indirect costs revenue and short-term investment income.

All Funds miscellaneous receipts and Federal grants are projected to total nearly $59 billion in 2008-09, an increase of more than $1.8 billion from the current year and General Fund miscellaneous receipts are projected to decrease by 16.2 percent.

Miscellaneous Receipts & Federal Grants Change From Enacted Budget Estimates

(millions of dollars)

	2007-08 First Quarter Update	2007-08 Mid-Year Update	Change	Percent Change
General Fund	2,430	2,515	85	3.5
Miscellaneous Receipts	2,355	2,444	90	3.8
Federal Grants	75	71	(4)	(5.6)

State Funds	20,307	19,983	(324)	(1.6)
Miscellaneous Receipts	20,247	19,911	(336)	(1.7)
Federal Grants	60	72	12	20.0

All Funds	57,530	56,075	(1,455)	(2.5)
Miscellaneous Receipts	20,402	20,059	(343)	(1.7)
Federal Grants	37,128	36,016	(1,112)	(3.0)

All Funds miscellaneous receipts in 2007-08 have been revised downward by $322 million from the First Quarterly Update, driven primarily by the General Fund revisions described above, augmented by Other State Funds revisions including SUNY tuition and VLT revenues based on experience to date.

General Fund miscellaneous receipts for 2007-08 have been revised upward by $89 million, reflecting in part the additional revenues expected from NYPA, better than expected short-term investment income, the Hartford Financial Services settlement and the Monroe County Medicaid sales tax intercept. The additional receipts from Monroe County Sales Tax will be largely offset by the State pick up of Medicaid costs for the County.

Miscellaneous Receipts and Federal Grants

(millions of dollars)

	2008-09 Projected	2009-10 Projected	Annual Change	2010-11 Projected	Annual Change
General Fund	2,107	2,218	111	2,288	70
Miscellaneous Receipts	2,052	2,163	111	2,233	70
Federal Grants	55	55	0	55	0

State Funds	19,928	19,816	(112)	20,136	320
Miscellaneous Receipts	19,872	19,760	(112)	20,080	320
Federal Grants	56	56	(0)	56	0

All Funds	57,850	58,412	562	60,073	1,661
Miscellaneous Receipts	20,015	19,903	(112)	20,222	319
Federal Grants	37,835	38,509	674	39,851	1,342

In 2009-10, General Fund miscellaneous receipts and Federal grants collections are projected to be over $2.2 billion, up $111 million from 2008-09. This increase mainly results from Monroe County Medicaid sales tax intercept revenue. All Funds miscellaneous receipts for 2009-10 are projected to be nearly $60 billion, up $849 million from 2008-09.

General Fund miscellaneous receipts, including Federal grants, in 2010-11 are projected to be almost $2.3 billion, up $70 million from 2009-10. This increase is primarily due to Monroe County Medicaid sales tax intercept. All Funds miscellaneous receipts for 2010-11 are projected to be nearly $62 billion, up $1.8 billion from the prior year, resulting from increases in expected Federal grants receipts.

Non-Tax General Fund Transfers from Other Funds

General Fund Transfers From Other Funds

Annual Change

(millions of dollars)

	2007-08	2008-09	Annual Change	2009-10	Annual Change	2010-11	Annual Change
Total Transfers From Other Funds	681	386	(295)	358	(28)	392	34

2007-08 Sweep of Excess Balances	100	0	(100)	0	0	0	0
Tribal State Compact Revenue	133	77	(56)	75	(2)	106	31
Quality Child Care and Protection	96	119	23	106	(13)	109	3
Business Licensing Services	75	57	(18)	46	(11)	46	0
Federal Health and Human Services	32	32	0	32	0	32	0
DMV—Compulsory Insurance	28	12	(16)	12	0	12	0
Hazardous Waste Remedial	27	27	0	27	0	27	0
Criminal Justice Improvement	23	0	(23)	0	0	0	0
Revenue Arrearage Account	22	7	(15)	7	0	7	0
Cultural Education	21	1	(20)	1	0	1	0
Environmental Protection	20	10	(10)	10	0	10	0
Interest Assessment	16	0	(16)	0	0	0	0
State Police Motor Vehicle Law	11	0	(11)	0	0	0	0
All Other	77	44	(33)	42	(2)	42	0

All other transfers to the General Fund from other State Funds are expected to decline in 2008-09 from 2007-08 levels primarily as a result of non-recurring fund sweeps from several special revenue accounts that were included in the 2007-08 Enacted Budget and a reduction in transfers from the Tribal State Compact Revenue account. Transfers from the Tribal State Compact account in 2007-08 reflect payments owed to the State from the Seneca Indian Nation from prior years. It is projected that these moneys will be received in 2007-08 and transfers in 2008-09 will return to normal levels.

General Fund Multi-Year Disbursement Projections

DOB forecasts General Fund spending of $59.2 billion in 2008-09, an increase of $5.5 billion (10.3 percent) over projected 2007-08 levels. Growth in 2009-10 is projected at $4.6 billion (7.8 percent) and in 2010-11 at $4.8 billion (7.5 percent). The growth levels are based on current services projections, including budgetary actions approved during the end of the regular legislative session. The State Constitution requires the Governor to annually submit a balanced budget to the Legislature and recent legislation requires the Legislature to enact a balanced budget. The current estimates do not incorporate any new proposals to control spending that are likely to be part of any balanced budget submission in 2008-09 and in future years. The main sources of annual spending growth for 2008-09, 2009-10, and 2010-11 are itemized in the table below.

Outyear Disbursement Projections - General Fund

(millions of dollars)

	2007-08	2008-09	Annual $ Change	2009-10	Annual $ Change	2010-11	Annual $ Change
Grants to Local Governments:	36,763	41,332	4,569	45,156	3,824	48,909	3,753

School Aid	16,230	17,790	1,560	19,478	1,688	21,500	2,022
Medicaid (including administration)	8,317	9,973	1,656	11,330	1,357	12,096	766
Medicaid: Takeover Initiatives	705	1,028	323	1,361	333	1,732	371
Higher Education	2,324	2,535	211	2,599	64	2,664	65
Mental Hygiene	1,858	2,101	243	2,274	173	2,387	113
Children and Families Services	1,607	1,789	182	1,899	110	2,044	145
Other Education Aid	1,739	1,689	(50)	1,748	59	1,819	71
Temporary and Disability Assistance	1,394	1,444	50	1,447	3	1,448	1
Local Government Assistance	938	1,307	369	1,383	76	1,452	69
Public Health	684	737	53	722	(15)	754	32
Transportation	106	105	(1)	105	0	105	0
All Other	861	834	(27)	810	(24)	908	98

State Operations:	9,579	10,015	436	10,415	400	10,729	314

Personal Service	6,692	6,960	268	7,203	243	7,376	173
Non-Personal Service	2,887	3,055	168	3,212	157	3,353	141

General State Charges	4,496	4,808	312	5,097	289	5,386	289

Pensions	1,168	1,238	70	1,286	48	1,284	(2)
Health Insurance (Active Employees)	1,572	1,700	128	1,847	147	2,008	161
Health Insurance (Retired Employees)	992	1,070	78	1,166	96	1,271	105
All Other	764	800	36	798	(2)	823	25

Transfers to Other Funds:	2,831	3,024	193	3,129	105	3,536	407

Debt Service	1,551	1,687	136	1,676	(11)	1,703	27
Capital Projects	112	452	340	561	109	966	405
All Other	1,168	885	(283)	892	7	867	(25)

TOTAL DISBURSEMENTS	53,669	59,179	5,510	63,797	4,618	68,560	4,763

Grants to Local Governments

Annual growth in local assistance is driven primarily by Medicaid and school aid. The following table summarizes some of the factors that affect the local assistance projections over the Financial Plan period.

Forecast for Selected Program Measures Affecting Local Assistance

(dollars)

	Actual	Forecast
	2006-07	2007-08	2008-09	2009-10	2010-11
Medicaid
Medicaid Coverage	3,608,075	3,571,974	3,642,887	3,746,047	3,881,389
Family Health Plus Coverage	514,058	525,596	545,996	563,084	578,792
Child Health Plus Coverage	388,187	394,486	445,991	460,856	470,956
Medicaid Inflation	2.4%	2.0%	3.9%	4.8%	4.8%
Medicaid Utilization	1.1%	-3.8%	1.7%	2.2%	2.2%
State Takeover of County/NYC Costs (Total)	$622	$705	$1,028	$1,361	$1,732

- Family Health Plus	$424	$470	$482	$495	$512
- Medicaid	$198	$235	$546	$866	$1,220

Education
School Aid (School Year)	$17,900	$19,600	$21,000	$23,200	$25,500
K-12 Enrollment	2,783,153	2,758,856	2,758,856	2,758,856	2,758,856
Public Higher Education Enrollment (FTEs)	499,081	504,532	510,553	517,442	521,071
TAP Recipients	320,930	312,779	311,036	310,303	311,579

Welfare
Family Assistance Caseload	402,346	360,080	348,627	344,148	341,455
Single Adult/No Children Caseload	158,513	167,767	173,579	180,159	187,270

Mental Hygiene
Mental Hygiene Community Beds	84,465	87,436	90,217	92,462	94,271

Medicaid

General Fund spending for Medicaid is expected to grow by nearly $2 billion in 2008-09, $1.7 billion in 2009-10, and another $1.1 billion in 2010-11.

Major Sources of Annual Change in Medicaid

(millions of dollars)

	2007-08	2008-09	Annual $ Change	2009-10	Annual $ Change	2010-11	Annual $ Change
Base Growth (State Funds)	12,342	13,998	1,656	15,655	1,657	16,809	1,154

Hospitals/Clinics	2,732	3,013	281
Nursing Homes	2,875	3,273	398
Managed Care	1,314	1,492	178
Home Care	2,132	2,519	387
Non-Institutional/Other	1,150	1,159	9
Pharmacy	1,186	1,470	284
Family Health Plus	953	1,072	119

Less: Other State Funds Support	3,320	2,997	(323)	2,964	(33)	2,981	17

HCRA Financing	1,918	1,671	(247)	1,638	(33)	1,655	17
Provider Assessment Revenue	561	485	(76)	485	0	485	0
Indigent Care Revenue	841	841	0	841	0	841	0

Total General Fund	9,022	11,001	1,979	12,691	1,690	13,828	1,137

Medicaid growth results, in part, from the combination of projected increases in recipients, service utilization, and medical care cost inflation that impact nearly all categories of service (e.g., hospitals, nursing homes, etc.). The State cap on local Medicaid costs and takeover of local Family Health Plus costs, which are included in base categories of service, are projected to increase spending by $323 million in 2008-09, $333 million in 2009-10, and $371 million in 2010-11. In 2009-10, an extra weekly payment to providers adds $300 million in base spending across all categories of service. The remaining growth is primarily attributed to the available resources in other State Funds which are used to lower General Fund costs, including certain nursing home delinquent payor assessment collections in 2007-08 that are not expected to recur in 2008-09 and lower levels of HCRA financing beginning in 2008-09.

The average number of Medicaid recipients is expected to grow to 3.6 million in 2008-09, an increase of 2 percent from the estimated 2007-08 caseload of more than 3.5 million. Family Health Plus enrollment is estimated to grow to approximately 546,000 individuals in 2008-09, an increase of 3.8 percent over projected 2007-08 enrollment of almost 526,000 individuals.

School Aid

Four Year School Aid Projection – School Year Basis

(millions of dollars)

	2007-08	2008-09	Annual $ Change	2009-10	Annual $ Change	2010-11	Annual $ Change
Foundation Aid	13,640	14,891	1,251	16,406	1,515	18,060	1,654
Universal Pre-kindergarten	395	492	97	592	100	642	50
Additional Pre-kindergarten	43	0	(43)	0	0	0	0
High Tax Aid	100	0	(100)	0	0	0	0
Supplemental Public Excess Cost	21	0	(21)	0	0	0	0
New York City Academic Achievement Grant	89	0	(89)	0	0	0	0
EXCEL Building Aid	112	184	72	197	13	197	0

Expense-Based Aids (Building, Transportation, High Cost and Private Excess Cost, BOCES)	4,437	4,627	190	5,080	453	5,575	495
Other Aid Categories/Initiatives	807	807	0	944	137	1,044	100

Total School Aid	19,644	21,001	1,357	23,219	2,218	25,518	2,299

Cumulative Increase			3,120		5,338		7,637

On a school year basis, school aid is projected at $21.0 billion in 2008-09, $23.2 billion in 2009-10, and $25.5 billion in 2010-11. On a State fiscal year basis, General Fund school aid spending is projected to grow by $1.6 billion in 2008-09, $1.7 billion in 2009-10, and $2.0 billion in 2010-11. Outside the General Fund, revenues from lottery sales are projected to increase by $112 million in both 2008-09 and 2009-10 and $27 million in 2010-11, to a total of $2.2 billion in 2008-09 growing to a total of $2.3 billion in both 2009-10 and 2010-11. In addition, VLT revenues are projected to increase by $39 million in 2008-09, $130 million in 2009-10, and $206 million in 2010-11, to a total of $514 million in 2008-09 growing to $850 million in 2010-11. The VLT estimates assume the start of operations at Aqueduct in 2009-10 and Belmont in 2010-11 (legislative approval needed). Consistent with recent history, an estimate of a net increase in school aid claims has been reflected in the State’s Updated Financial Plan. However, school year estimates will not be known until SED has completed its next Database Update in November.

Based on current law, the Updated Financial Plan shows that certain school aid initiatives included in the 2007-08 Enacted Budget are non-recurring including High Tax Aid ($100 million); Supplemental Public Excess Cost Aid ($17 million) and the New York City Academic Achievement Grant ($89 million). In future years, projected school aid increases are primarily due to increases in Foundation Aid; Universal Pre-kindergarten expansion; and increases in expense-based aids such as Building Aid and Transportation Aid.

Higher Education

Spending for higher education programs is projected to grow by $211 million in 2008-09, $64 million in 2009-10, and $65 million in 2010-11. This growth largely reflects corrections for actual growth in fringe benefit costs budgeted within CUNY’s gross operating budget, final year collective bargaining costs and inflationary increases for mandatory costs, including utilities and building leases.

Mental Hygiene

Mental Hygiene spending is projected at $2.1 billion in 2008-09, $2.3 billion in 2009-10, and $2.4 billion in 2010-11. The growth is largely attributable to increases in the projected State share of Medicaid costs; cost-of-living increases; and projected expansions of the various mental hygiene service systems including the OMH’s Children’s Services increases in the NYS-CARES program and in the development of children’s beds to bring children back from out-of-state placements in OMRDD, the NY/NY III Supportive Housing agreement and community bed expansion in OMH, and several new chemical dependence treatment and prevention initiatives in OASAS.

Children and Family Services

Children and Family Services spending local assistance is projected to grow by $182 million in 2008-09 (from $1.6 billion to $1.8 billion), $110 million in 2009-10 and $145 million in 2010-11. The increases are driven primarily by expected growth in local child welfare claims, the implementation of the Office of Children and Family Services Medicaid waiver, and cost-of-living increases for human services providers.

Temporary and Disability Assistance

Spending is projected at $1.4 billion in 2008-09, an increase of $50 million (3.6 percent) from 2007-08, and is expected to remain at virtually the same level in 2009-10 and 2010-11. Although public assistance spending is projected to decline marginally, this reduction is countered by a loss of Federal offsets, which increase the level of General Fund resources needed.

Other Local

All other local assistance programs total $4.7 billion in 2008-09, an increase of approximately $344 million over 2007-08 levels. This growth in spending primarily reflects increases in local government assistance including unrestricted aid to New York City that is expected to return to prior-year levels ($308 million) and additional AIM funding for “high need” municipalities ($50 million), and various public health program costs. These increases are partially offset by a decline in other education aid reflecting one-time 2007-08 legislative member item spending.

State Operations

Forecast of Selected Program Measures Affecting State Operations

	Actual	Forecast
	2006-07	2007-08	2008-09	2009-10	2010-11
State Operations
Prison Population (Corrections)	63,577	63,400	63,400	63,400	63,400
Negotiated Salary Increases(1)	3.00%	0.0%	0.0%	0.0%	0.0%
Personal Service Inflation	0.8%	0.8%	0.8%	0.8%	0.8%
State Workforce	195,526	199,429	201,168	201,876	201,876

(1)	Negotiated salary increases include a recurring $800 base salary adjustment effective April 1, 2007.

State Operations spending is expected to total $10.0 billion in 2008-09, an annual increase of $436 million (4.6 percent). In 2009-10, spending is projected to grow by another $400 million to a total of $10.4 billion (4.0 percent), followed by another $314 million for a total of $10.7 billion in 2010-11. The personal service portion of these increases reflects salary adjustments for performance advances, longevity payments and promotions, and increased staffing levels, primarily in Mental Hygiene and Corrections. Inflationary increases for non-personal service costs result in higher spending in all years. Additional growth is driven by spending for ongoing initiatives, including the civil commitment program for sexual offenders, and medical and pharmacy costs in the areas of mental hygiene and corrections. While a reserve is set aside for potential collective bargaining settlements and other purposes, the State Operation spending projections do not reflect potential salary increases and labor settlements after the current round of contracts, which expired on April 1, 2007 (United University Professions contracts expired on July 1, 2007).

The agencies experiencing the most significant personal service and non-personal service growth are depicted in the charts following, followed by brief descriptions.

Personal Service

General Fund - Personal Service

(millions of dollars)

	2007-08	2008-09	Annual $ Change	2009-10	Annual $ Change	20010-11	Annual $ Change
Total	6,692	6,960	268	7,203	243	7,376	173

Judiciary	1,312	1,407	95	1,530	123	1,607	77
Mental Health	478	540	62	565	25	594	29
Mental Retardation	197	241	44	255	14	265	10
State Police	378	396	18	403	7	403	0
Correctional Services	1,818	1,832	14	1,866	34	1,892	26
Public Health	72	82	10	86	4	90	4
Homeland Security	46	56	10	53	(3)	55	2
Children and Family Services	157	166	9	174	8	175	1
Medicaid Inspector General	11	20	9	21	1	21	0
State University	848	856	8	864	8	870	6
Tax and Finance	209	216	7	218	2	219	1
All Other	1,166	1,148	(18)	1,168	20	1,185	17

Judiciary. Changes reflect DOB projections based on historical trends for non-judicial Office of Court Administration (OCA) employees, as well as the annualization of prior year Judiciary actions, including increasing the number of full-time judges and adding Court of Claims and Family Judges.

Mental Health. Base growth reflects the loss of non-recurring revenue maximization/savings actions ($29 million); additional costs resulting from the Sex Offender Management and Treatment Act ($15 million); annualization of prior year and current year initiatives, including the PSYCKES pharmaceutical initiative, additional research jobs, the Workplace Violence Prevention Act, Jonathan’s Law and the Special Housing Unit bill ($11 million); and base salary increases ($7 million).

Mental Retardation. Reflects a decline in available patient income revenue used to lower General Fund costs resulting from a required rate methodology change effective April 1, 2008 for case management services made through the Medicaid Service Coordination program.

State Police. Growth is driven primarily by the State Police’s takeover of patrol costs on Interstate highway 84 in 2008-09 that were previously financed with proceeds from toll revenues that have been discontinued.

Correctional Services. Growth is primarily attributable to the Sex Offender Management and Treatment Act and the restricted use of special housing units for mentally ill inmates that are expected to result in an increased need for correction officers, thus driving higher workforce levels and costs.

Public Health. Increases primarily reflect the annualization of 79 new positions included in the 2007-08 Budget as well as anticipated cost increases associated with filling vacant positions.

Homeland Security. Reflects personal service costs of National Guard response to ongoing heightened alert status (Orange Alert). This response covers activities such as statewide infrastructure protection, New York City Orange Alert protection, airport security measures, northern border security, and security at the Empire State Plaza.

Children and Family Services. Increases primarily reflect the expected loss of non-recurring Federal revenue used to offset General Fund costs ($5 million), and the additional annualized cost of 218 new youth facility jobs added part way through 2007-08 ($4 million).

Medicaid Inspector General. This newly created agency is expected to continue to expand operations in 2008-09 in order to be able to fulfill the agency’s goals. The agency expects personal service costs to increase as currently vacant positions are filled. Personal service growth is expected to stabilize in outyears 2009-10 and 2010-11.

State University. The total taxpayer-supported workforce for SUNY is approximately 24,000 positions. The annual growth is driven largely by costs associated with contractual salary increases, multi-year initiatives and legislative additions.

Tax and Finance. Changes reflect the annualization of roughly 200 additional full-time employees added for enhanced audit activity and information technology purposes.

Non-Personal Service

General Fund - Non-Personal Service

(millions of dollars)

	2007-08	2008-09	Annual $ Change	2009-10	Annual $ Change	2010-11	Annual $ Change
Total	2,887	3,055	168	3,212	157	3,353	141

Correctional Services	596	648	52	690	42	732	42
Mental Health	271	290	19	316	26	337	21
Judiciary	298	316	18	345	29	362	17
Mental Retardation	249	264	15	281	17	300	19
State Police	70	83	13	93	10	93	0
State University	470	481	11	491	10	503	12
Children and Family Services	100	110	10	115	5	117	2
Homeland security	22	29	7	26	(3)	26	0
Public Health	117	124	7	128	4	133	5
All Other	694	710	16	727	17	750	23

Correctional Services. Growth is primarily driven by the escalating costs of food, fuel, and providing health care services and prescription drugs to inmates, as well as recent legislation related to the Sex Offender Management and Treatment Act and the restricted use of special housing units for mentally ill inmates that are expected to result in increased capacity that drives higher non personal service costs such as utilities.

Mental Health. Primarily reflects overall inflationary increases, including assumed 4 percent increases for energy costs; roughly 10 percent for pharmacy costs driven by increased costs for psychotropic drugs, which tend to be more expensive ($15 million), a significant increase in utilization projected as people with mental illness are living longer and using more drugs as they age; and additional costs resulting from the Sex Offender Management and Treatment Act ($3 million).

Judiciary. The increase is driven by inflation and increasing court security costs, Law Guardian/Assigned Counsel costs and additional costs generated by each new judgeship. In 2008-09, new regulations regarding maximum caseload for Law Guardians, as well as increased State aid for improving town and village courts and the maturation of the civil confinement program for sexual offenders all contribute to escalating NPS costs.

Mental Retardation. Primarily reflects a 2.5 percent overall inflationary increase ($9 million), as well as a roughly 10 percent increase for pharmacy costs ($5 million) that is primarily driven by increased costs for certain drugs which tend to be more expensive and a significant increase in projected utilization consistent with increasing life expectancy.

State Police. Spending growth reflects costs previously supported by cellular surcharge revenues in other State Funds that are supported by the General Fund revenues.

State University. Primarily reflects funding for inflationary increases for personal and non-personal service at SUNY.

Children and Family Services. Growth is driven by the loss of Federal revenues supporting development costs of the child welfare computer system ($5 million), general inflation ($3 million) and projected Office for Technology rate increases for services provided to the agency ($1 million).

Homeland Security. Primarily reflects costs driven by the Oneida Training Center project, which provides training of all State First Responders/Potential First Responders in the event of an emergency (e.g., a terrorist attack or natural disaster)

Public Health. Reflects the full annual cost of new and enhanced investments (e.g., Vital Records Program, federally mandated Payment Error Rate Measurement) authorized in the 2007-08 Enacted Budget and other associated non-personal service costs (e.g., technology upgrades, infrastructure improvements) to ensure appropriate auditing and surveillance capabilities and other measures to protect the public health.

General State Charges

Forecast of Selected Program Measures Affecting General State Charges

	Actual	Forecast
	2006-07	2007-08	2008-09	2009-10	2010-11
General State Charges
Pension Contribution Rate as % of Salary	10.2%	9.6%	9.0%	9.0%	9.0%
Employee/Retiree Health Insurance Growth Rates	10.3%	5.5%	9.5%	9.5%	9.5%

General State Charges are projected to total $4.8 billion in 2008-09, $5.1 billion in 2009-10 and $5.4 billion in 2010-11. The annual increases are due mainly to anticipated cost increases in pensions and health insurance for State employees and retirees.

The State’s pension contribution rate to the New York State and Local Retirement System is expected to decrease from 9.6 percent of salary in 2007-08 to 9.0 percent in 2008-09 and beyond. Pension costs in 200809 are projected to total $1.1 billion.

Forecast of New York State Employee Health Insurance Costs

(millions of dollars)

Health Insurance
Year	Active Employees	Retirees	Total State
2006-07	1,518	913	2,431
2007-08	1,572	992	2,564
2008-09	1,700	1,070	2,770
2009-10	1,847	1,166	3,013
2010-11	2,008	1,271	3,279

All numbers reflect to cost of Health Insurance for General State Charges (Executive and Legislative branches) and the Office of Court Administration.

Spending for employee and retiree health care costs is expected to increase by $206 million in 2008-09, $243 million in 2009-10, and another $266 million in 2010-11 and assumes an average annual premium increase of roughly 9.5 percent. Health insurance is projected at $2.8 billion in 2008-09 ($1.7 billion for active employees and $1.1 billion for retired employees), $3.0 billion in 2009-10 ($1.8 billion for active employees and $1.2 billion for retired employees), and $3.3 billion in 2010-11 ($2.0 billion for active employees and $1.3 billion for retired employees).

See discussion of the Governmental Accounting Standards Board (GASB) 45 later in this Updated Financial Plan for the valuation of future State health insurance costs for State employees.

Transfers to Other Funds

Outyear Disbursement Projections - Transfers to Other Funds

(millions of dollars)

	2007-08	2008-09	Annual Change	2009-10	Annual Change	2010-11	Annual Change
Transfers to Other Funds:	2,831	3,024	193	3,129	105	3,536	407

Debt Service	1,551	1,687	136	1,676	(11)	1,703	27

Capital Projects	112	452	340	561	109	966	405

Dedicated Highway and Bridge Trust Fund	26	186	160	312	126	712	400
All Other Capital	86	266	180	249	(17)	254	5

All Other Transfers	1,168	885	(283)	892	7	867	(25)

Debt Reduction Reserve	250	0	(250)	0	0	0	0
Medicaid Payments for State Facility Patients	174	174	0	174	0	174	0
Judiciary Funds	165	166	1	170	4	173	3
Lottery and VLT Support for School Aid	171	0	(171)	0	0	0	0
SUNY- Hospital Operations	120	141	21	159	18	167	8
Banking Services	69	69	0	69	0	69	0
Empire State Stem Cell Trust Fund	15	50	35	35	(15)	0	(35)
Statewide Financial System	0	50	50	50	0	50	0
All Other	204	235	31	235	0	234	(1)

In 2008-09, transfers to other funds are estimated at $3.0 billion, an increase of $193 million over 2007-08. Consistent with the First Quarterly Update, this increase is primarily attributed to increases in debt service costs after accelerations of 2007-08 payments into 2006-07 and an increase in capital projects transfers that includes potential transfers to the Dedicated Highway and Bridge Trust Fund aimed at reducing fund gaps.

All other transfers are expected to decline as a result of one-time transfers in 2007-08 for debt reduction and school aid support due to expected shortfalls in available lottery and VLT revenues. These decreases are partially offset by increases in other transfers including support for the development of a single State-wide financial system beginning in 2008-09 and increased support for stem cell research

In 2009-10 and 2010-11, transfers to other funds are expected to increase by $105 million and $407 million, respectively, mainly due to expected growth in General Fund support to the Dedicated Highway and Bridge Trust Fund. In addition, transfers to support stem cell research are transitioned from the General Fund to the Health Care Resources Fund beginning in 2009-10 Year-to-Date Operating Results

Year-to-Date Operating Results

The tables below compare actual results for the period from April 2007 through September 30, 2007 to the estimates included in the First Quarterly Update and the AIS, as well as actual results or the same six-month period in 2006.

In terms of year-to-date operating results through September 2007 in the General Fund were $594 million better than the First Quarterly Update Financial Plan projection ($529 million in lower spending and $65 million in higher than expected receipts). Much of the variance represents a change in timing of receipts and disbursements, and is not expected to impact the overall General Fund balance beyond those re-estimates that are described in detail below and have been reflected in the Updated Financial Plan.

General Fund

2007-08 Fiscal Year

Actual Year-to-Date Results: April through September, 2007

General Fund Results vs. Projections; Year-to-Year Comparison

(millions of dollars)

				Actuals vs. Estimates Favorable/ (Unfavorable) vs. Plan
	Enacted Budget	First Quarter Update Projection	Actual Results	Enacted Budget	First Quarter Update Projection	Increase/ (Decrease) from Prior Year
Opening Balance (April 1, 2007)	3,045	3,045	3,045	n/a	n/a	(212)

Receipts	27,279	26,524	26,588	(691)	64	519

Personal Income Tax	12,167	11,805	11,922	(245)	117	(149)
User Taxes and Fees	4,331	4,366	4,367	36	1	216
Business Taxes	3,091	2,846	2,753	(338)	(93)	56
All Other Taxes, Receipts & Grants	1,646	1,452	1,461	(185)	9	(178)
Transfers From Other Funds	6,044	6,055	6,085	41	30	574

Disbursements	25,279	26,021	25,491	(212)	530	899

Local Assistance	15,759	16,450	15,946	(187)	504	700
State Operations
Personal Service	4,056	3,961	3,930	126	31	34
Non-Personal Service	1,284	1,424	1,389	(105)	35	128
General State Charges	2,839	2,805	2,705	134	100	42
Transfers To Other Funds	1,341	1,381	1,521	(180)	(140)	(5)

Change in Operations	2,000	503	1,097	(903)	594	(380)

Closing Balance (September 30, 2007)	5,045	3,548	4,142	(903)	594	(592)

General Fund Comparison to First Quarter Financial Plan Projections

Through September 2007, General Fund receipts, including transfers from other funds, totaled $26.6 billion, $64 million higher than the First Quarterly Update. This variance is primarily due to higher-than-expected PIT, transfers from other funds, miscellaneous receipts and grants, and user taxes and fees receipts slightly offset by lower-than-expected business taxes.

General Fund disbursements through September totaled $25.5 billion, $530 million lower-than-projected, all of which are timing-related as described below. The largest spending variances include:

School Aid ($204 million lower than planned): Primarily reflecting slower-than-anticipated payments for categorical aid programs for school districts. We now expect these payments to occur in March 2008.

State University ($107 million lower than planned): Primarily driven by the delayed payment of aid to community colleges resulting from the absence of a SUNY Board of Trustees, these payments are now expected in October. Office of Mental Health ($86 million lower than planned): Resulting from the delay of Medicaid related spending charges by the Department of Health (DOH) from September 2008 to October 2008.

General State Charges ($100 million lower than planned): Primarily attributable to earlier than expected escrow payments that offset General Fund spending and earlier than expected application of health insurance dividends which was originally expected to occur in March.

Transfers to Capital Projects Funds ($110 million higher than planned): Primarily reflects earlier than anticipated authority bond spending for economic development programs ($57 million), and earlier-than-projected spending for general obligation bonds for transportation and the environment ($36 million and $15 million, respectively).

General Fund Comparison to Enacted Budget Financial Plan

Through September 2007, General Fund receipts totaled $26.6 billion, $691 million lower than the Enacted Budget forecast. This variance is due in large part to lower than expected collections in the corporation franchise tax ($357 million) as a result of higher-than-anticipated refunds and adjustments to prior tax year liabilities, as well as lower-than-projected growth in estimated payments on current tax year liabilities in the business taxes, and the PIT ($245 million) as a result of higher transfers to both STAR and the Revenue Bond Tax Fund (RBTF).

General Fund disbursements, totaled $25.5 billion, $212 million higher than projected in the Enacted Budget. The most significant spending variances include:

•	Office of Mental Health ($113 million lower than planned): Largely attributable to the Medicaid spending delay described above.

•

Other Education Aid ($108 million higher than planned): Attributable to earlier-than-anticipated payments for library aid, non-public school aid, case services to individuals with disabilities, community project funds, workforce education, the Prekindergarten program, and various other education programs.

•

Medicaid ($100 million higher than planned): Driven by variations from the anticipated timing of other available resources areas (e.g. HCRA, the Provider Assessments Account, Drug Rebates, etc.) used to support Medicaid costs.

•	Children and Family Services ($89 million higher than planned): Due to variations from the anticipated spending patterns across all programs.

•	Special Education ($83 million higher than planned): Primarily attributable to earlier-than-projected claiming for preschool special education, following administrative accelerations.

•

Personal Service ($126 million lower than planned): Driven by earlier than expected application of offsets which lower General Fund spending ($34 million) augmented by modest variances across numerous agencies.

•	Non-Personal Service ($105 million higher than planned): Due to variations from the anticipated spending patterns across all agencies.

•

General State Charges ($134 million lower than planned): Under-spending was primarily driven by earlier than expected escrow payments and Health dividends described above which reduce General Fund costs, as well as various timing issues mostly related to Workers Compensation Claims.

•	Transfers to Capital Projects Funds ($97 million higher than planned): Driven primarily by earlier than anticipated spending for economic development and higher education projects.

•

Transfers to Other Funds ($86 million higher than planned): Primarily driven by the timing of the Court Facilities Incentive Aid (CFIA) guarantee payment budgeted in December, but occurring in September ($46 million) and the transfer of monies from the General Fund to the SUNY Stabilization account ($48 million).

General Fund Annual Change

Through September 2007, receipts totaled $26.6 billion, an increase of $519 million or 2.0 percent, compared to the same period in 2006-07. This annual increase is largely attributable to increases in transfers, user taxes and fees and business taxes offset by declines in PIT, miscellaneous receipts, Federal grants and all other taxes.

General Fund spending through September 2007 totaled $25.5 billion, $899 million higher than actual results through the same period for fiscal year 2006-07. Significant changes in spending levels from the same period last year include:

•

Welfare ($328 million growth): Driven primarily by the timing of the Earned Income Tax Credit offset transaction that occurred earlier in the prior fiscal year ($180 million) and an increase in welfare spending due to the loss of offsets, which increases the level of General Fund resources needed.

•

School Aid ($222 million growth): Largely reflects growth in payments of general aid to school districts ($111 million), payments for categorical programs (including the Early Grade Class Size Reduction Program and the Universal Prekindergarten Programs) ($47 million), and Excess Cost Aid ($49 million).

•

Children and Family Services ($122 million growth): Higher spending is primarily attributable to the growth in the child welfare services payment to local districts ($48 million), growth in Foster Care Block Grant payments ($24 million) and payments made for residential placements for children with needs that cannot be accommodated in school district programs ($20 million).

•

CUNY ($102 million decline): Largely reflects non-recurrence of the lump sum retroactive payment attributable to the Professional Staff Congress 2002 through 2008 collective-bargaining settlement approved in August 2006.

•

State Operations ($162 million growth): Reflects higher salaries via the normal progression through a salary grade and growth in non-personal service spending primarily in SUNY ($51 million), Corrections ($36 million), and the Judiciary ($22 million).

•	Capital Projects spending ($129 million growth): Primarily due to increased spending from authority bond proceeds for economic development programs and the timing of authority bond receipts.

•	Debt Service ($159 million decline): Lower spending in 2007-08 is due to the timing of debt service payments related to SUNY construction bonds in March 2007 rather than April 2007 ($167 million).

All Governmental Funds Summary

2007-08 Fiscal Year

Actual Year-to-Date Results: April through September, 2007

All Funds Results vs. Projections; Year-to-Year Comparison

(millions of dollars)

				Actuals vs. Estimates Favorable/ (Unfavorable) vs. Plan		Increase/ (Decrease) from Prior Year
	Enacted Budget	First Quarter Update Projection	Actual Results	Enacted Budget	First Quarter Update Projection
Total Receipts	56,463	55,733	54,715	(1,748)	(1,018)	1,131

Personal Income Tax	17,539	17,598	17,755	216	157	877
User Taxes and Fees	7,188	7,205	7,175	(13)	(30)	280
Business Taxes	4,179	3,898	3,791	(388)	(107)	108
Other Taxes	1,010	1,062	1,076	66	14	11
Miscellaneous Receipts	9,094	8,932	8,951	(143)	19	688
Federal Grants	17,453	17,038	15,967	(1,486)	(1,071)	(833)

Total Disbursements	54,650	55,099	52,815	1,835	2,284	1,044

General Fund*	23,938	24,640	23,970	(32)	670	904
Special Revenue Funds	25,817	25,963	24,270	1,547	1,693	(118)
Capital Projects Funds	3,235	2,780	2,886	349	(106)	329
Debt Service Funds	1,660	1,716	1,689	(29)	27	(71)

Monthly Cash Flow Forecast

In 2007-08, the General Fund is projected to have quarterly-ending balances of $1.7 billion in December 2007 (the lowest projected month-end cash flow balance), and $2.8 billion at the end of March 2008.

DOB’s revised detailed monthly General Fund cash flow projections for 2007-08 are provided in the tables at the end of this AIS Update.

Update on Risks to the Financial Plan

In any year, the Financial Plan is subject to risks that, if they were to materialize, would affect operating results. Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

The most significant short-term risks include the potential cost of collective bargaining agreements for State employees (each 1 percent increase is valued at $93 million in the General Fund and $135 million in All Funds) and salary increases for the Judiciary (and possibly other elected officials) in 2007-08 and beyond; potential Federal disallowances arising from audits related to Medicaid claims under the School Supportive Health Services program; proposed Federal rule changes concerning Medicaid payments; and under-performance of the national and State economies that can affect State revenues and increase the demand for means-tested programs such as Medicaid and welfare.

Although the profile of risks has not changed materially since the 2007-08 First Quarterly Update, there have been some changes in risks associated with VLT revenues discussed below. In addition, the Updated Financial Plan estimates now incorporate a prior risk by assuming that Belmont will open in 2010-11 and has removed revenues from new facilities that have not yet been authorized by the Legislature.

The State’s four-year Financial Plan includes VLT revenue estimates from currently operating gaming facilities. The Updated Financial Plan counts on VLT revenues from existing facilities of $475 million in 2007-08 and $514 million in 2008-09. Revenues are projected to increase to $644 million in 2009-10 and $850 million in 2010-11, reflecting the expected opening of the Aqueduct facility in 2009-10 and the Belmont facility in 2010-11. VLT revenues support K-12 education spending and any shortfall is expected to be covered by the General Fund.

In addition, the most significant risks to the revised revenue forecast are as follows.

•

A significant downside risk remains with respect to the performance of financial sector firms. Continued poor performance in fourth quarter results for Wall Street companies could reduce bonus payouts more than expected.

•

The housing market could become a more significant drag on the economy, especially if the foreclosure rate on subprime mortgages is higher than expected. This could erode consumer confidence leading to reduced consumption on taxable goods.

•

A reduction in the number of large commercial real estate transactions in New York City presents the risk of a loss in real estate related tax receipts that have fueled a significant portion of the large growth in receipts over the past three fiscal years.

•

A large portion of the growth in the estimated revenue base is dependent on loophole closing actions put in place with the 2007-08 Budget. There are preliminary indications that these changes are not producing the receipts anticipated at the time of the Enacted Budget.

•	The cigarette tax collections could be significantly impacted by changes in the Federal cigarette tax associated with SCHIP funding.

•	Both the cigarette and motor fuel taxes are impacted by Native American enforcement efforts. The 2007-08 estimates have been reduced to reflect enforcement delays.

Updated HCRA Financial Plan

HCRA Financial Plan

2007-08 through 2010-11

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11
Opening Balance	706	452	255	(434)

Total Receipts	4,833	4,773	4,263	4,382

Surcharges	1,999	2,061	2,113	2,172
Covered Lives Assessment	850	850	850	850
Cigarette Tax Revenue	565	612	604	596
Conversion Proceeds	999	834	284	334
Hospital Assessment (1 percent)	271	288	305	324
All Other	149	128	107	106

Total Disbursements	5,087	4,970	4,952	5,023

Medicaid Assistance Account	1,925	1,678	1,645	1,662

Pharmacy Costs	617	275	275	275
Family Health Plus	490	598	611	628
Workforce Recruitment & Retraining	325	296	292	292
All Other	493	509	467	467

HCRA Program Account	1,179	1,183	1,226	1,226
Hospital Indigent Care	841	841	841	841
Elderly Prescription Insurance Coverage	387	388	384	410
Child Health Plus	341	367	400	406
Public Health Programs	150	138	137	137
Mental Health Programs	92	92	92	92
Stem Cell Research	0	50	50	50
All Other	172	233	177	199

Annual Operating Surplus/(Deficit)	(254)	(197)	(689)	(641)

Closing Balance	452	255	(434)	(1,075)

•	Statutory authorization for HCRA expires on March 31, 2008 at which time a closing balance of $452 million is projected.

•

Since the First Quarterly Update, the multi-year operational forecast has improved as a result of a decrease of $236 million in projected spending and a slight increase in estimated revenue of $50 million (primarily in surcharges).

•

Spending reductions since the First Quarterly Update reflect lower than projected enrollment in the EPIC prescription drug coverage program and greater than projected Medicare Part D savings, as well as a delay in the expansion of the Child Health Plus program’s eligibility to 400 percent of the Federal Poverty Level from October 2007 to April 2008. In addition, costs for several new initiatives and rate changes included in the Enacted Budget Financial Plan are now expected to occur in 2008-09 as a result of delays in Federal approval to implement these changes.

•

Projected revenue increases since the First Quarterly Update reflect increases in surcharges and assessments based on recent collection experience, partially offset by a downward revision in expected cigarette tax revenue due to the delayed collection of cigarette tax from the enforcement of the statutes regarding the imposition of tax collected on sales of cigarettes to non-Indians on Indian reservations.

•	Consistent with the initial plan assumptions, additional health insurance conversions are expected to result in $284 million in proceeds in 2009-10 and $334 million in proceeds in 2010-11.

•

Based on revised projections, DOB projects HCRA will move from a substantial surplus in 2008-09 to a gap of $434 million by the end of 2009-10. Annual operating deficits are projected to be roughly $700 million and $600 million in 2009-10 and 2010-11, respectively, prior to any actions taken pursuant to reauthorization in 2008.

•

Under the current HCRA appropriation structure, spending reductions will occur if resources are insufficient to meet spending levels. These spending reductions could potentially impact core HCRA programs and the fiscal status of the General Fund. The reauthorization of HCRA in prior years has maintained HCRA’s solvency without the need for automatic spending reductions.

GAAP—Basis Financial Plans

Summary

In addition to the cash-basis Financial Plans, the General Fund and All Funds Financial Plans are prepared on a basis of the Generally Accepted Accounting Principles (GAAP) in accordance with GASB regulations. The GAAP projections are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2006-07.

In 2007-08, the General Fund GAAP Financial Plan shows total revenues of $44.5 billion, total expenditures of $55.2 billion, and net other financing sources of $9.9 billion, resulting in an operating deficit of $843 million and a projected accumulated surplus of $1.5 billion. These changes are due primarily to the use of a portion of prior year reserves to support 2007-08 operations.

The GAAP basis results for 2006-07 showed the State in a net positive asset condition of $48.9 billion.

Debt/Capital Update

Capital and Debt Summary

The Updated Financial Plan reflects reestimates to spending from capital authorizations provided in the First Quarterly Update. These re-estimates reflect the impacts of first quarter actual spending and more recent program information for the anticipated activity levels over the next few fiscal years.

Economic Development and Government Oversight re-estimates are primarily for projects which support regional economic development, university development, cultural facilities, and energy and environmental programs. The remaining re-estimates result from more recent information on program activity to date and primarily reflect revisions to spending for projects being advanced by the Department of Correctional Services, the Division of State Police, and the Department of Environmental Conservation. In addition, beginning in 2008-09, the plan reflects spending and revenue impacts for implementation of the Department of Motor Vehicles enhanced identification verification program. Estimated revenues from increased license fees are expected to offset implementation and processing costs of this program.

All Funds Projected Capital Projects Spending

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11	2011-12
Projected Capital Projects Funds Spending First Quarter	$6,916	$7,690	$7,588	$7,296	$7,053

Total Spending Reestimates	$(183)	$65	$216	$155	$(7)

Economic Development/Government Oversight	$(138)	$58	$241	$114	$(39)
Public Protection	$(20)	$(22)	$(17)	$(18)	$29
Environment	$(15)	$17	$13	$0	$0
General Government	$(10)	$(18)	$(28)	$56	$0
Transportation	$0	$14	$3	$3	$3
Health and Social Welfare	$(9)	$9	$0	$0	$0
Higher Education	$9	$0	$0	$0	$0
Mental Hygiene	$0	$7	$4	$0	$0

Projected Capital Projects Funds Spending Second Quarter	$6,733	$7,755	$7,804	$7,451	$7,046

The Updated Financial Plan reflects increased projected capital spending of approximately $246 million throughout the five-year plan period. This is primarily related to economic development ($236 million) which reflects more recent information regarding anticipated spending on a variety of programs and projects.

The following tables summarize the net impact of capital projects spending changes and efforts to reduce high cost debt on State debt levels and debt service spending. The decreases in debt outstanding, debt issuances and debt service costs detailed below are consistent with the capital spending changes noted in the previous chart.

Projected Debt Outstanding

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11	2011-12
1st Q Update State-Related Debt Outstanding	51,138	53,929	55,964	57,448	57,828

EXCEL	(771)	(511)	55	57	59
SUNY/ CUNY	44	43	40	37	32
Economic Development	(60)	(35)	(50)	(72)	(69)
Correctional Facilities	(24)	(51)	(69)	(112)	(83)
State Facilities & Equipment	(48)	(59)	(88)	(16)	(14)
Debt Reduction (DRRF)	(230)	(230)	(230)	(230)	(230)
All Other Reestimates	(56)	9	2	(6)	(15)

Subtotal	(1,145)	(834)	(340)	(342)	(320)

Mid-Year Update State-Related Debt Outstanding	$49,993	$53,095	$55,624	$57,106	$57,508

Projected Debt Issuances

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11	2011-12
1st Q Update State-Related Debt Issuances	5,625	5,507	5,136	4,744	4,325

EXCEL	(806)	242	564	0	0
SUNY/ CUNY	43	0	0	0	0
Economic Development	(56)	38	(2)	0	0
Correctional Facilities	(18)	(27)	(17)	(18)	30
State Facilities & Equipment	(33)	(10)	(28)	57	0
All Other Reestimates	(56)	40	6	1	2

Subtotal	(926)	283	523	40	32

Mid-Year Update State-Related Debt Issuances	$4,699	$5,790	$5,659	$4,784	$4,357

Projected Debt Service

(millions of dollars)

	2007-08	2008-09	2009-10	2010-11	2011-12
1st Q Update State-Related Debt Service	4,739	5,410	5,870	6,467	6,760

EXCEL	(50)	(52)	(18)	0	0
SUNY/ CUNY	(38)	(16)	(21)	(27)	(31)
Economic Development	0	12	8	7	(7)
Correctional Facilities	1	(3)	(7)	(10)	(12)
State Facilities & Equipment	7	0	(2)	(19)	0
Debt Reduction (DRRF)	243	(13)	(13)	(13)	(13)
All Other Reestimates	(17)	(19)	(7)	(13)	(12)

Subtotal	146	(91)	(60)	(75)	(75)

Mid-Year Update State-Related Debt Outstanding	$4,885	$5,319	$5,810	$6,392	$6,685

Debt Affordability

State debt levels and costs continue to remain affordable, based on a variety of debt measures commonly used by the financial community. Some key measures are summarized below. All measures reflect the total level of State-related debt issued for all State purposes.

State-Related Debt as a Percent of Personal Income

Total State-related debt as a percent of personal income is projected to decline from 5.7 percent in 2006-07 to 5.2 percent in 2011-12.

The projections from 2006-07 to 2011-12 reflect a roughly 4 percent average annual increase in debt levels and a roughly 5 percent annual average increase in statewide personal Income.

State-Related Debt Service as a Percent of All Funds Budget

Total State-related debt as a percent of All Funds Budget is projected to increase from 4.5 percent in 2006-07 to 4.9 percent in 2011-12.

Beginning in 2006-07, debt service costs are projected to increase by an average of 6.0 percent annually, while All Funds receipts are projected to grow by 3.9 percent annually. The greater debt service costs primarily reflect the increased costs for transportation financed by the Dedicated Highway and Bridge Trust Fund, economic development and housing costs (regional economic development initiatives and high technology projects), education (primarily EXCEL and SUNY and CUNY multi-year capital plans), and health and mental hygiene (mental health services bonds and HEAL NY).

Pay-As-You-Go and Bond Financed Capital Disbursements

The level of projects financed with cash from both State and Federal sources (i.e., pay-as-you-go) is expected to average roughly 42 percent for the five State fiscal years from 2007-08 to 2011-12.

Debt Outstanding

The State’s debt levels are the result of three factors: (i) the amount of debt issued in prior years, (ii) the amount of capital spending that will be financed with new debt during the forecast period, and (iii) the amount of debt that is planned to be retired (paid off) during the forecast period.

The $50 billion of projected State-related debt in 2007-08 consists of debt issued for each of the major programmatic areas as summarized below. The debt of the Local Government Assistance Corporation (LGAC), (issued to eliminate seasonal borrowing) and Tobacco bonds (issued to stabilize finances after September 11th) are not allocable to any specific functional area since they served a statewide purpose.

Debt Outstanding by Function

$50 Billion Projected at March 31, 2008

Education	22%
Corrections & State Facilities	11%
Tobacco	8%
Health & Mental Health	9%
Transportation	27%
Other	2%
Econ. Dev. & Housing	8%
LGAC	8%
Environment	5%

Debt Service

The following table provides a summary of the major debt service costs by function. Significant bond-financed capital investments, primarily for transportation, education, corrections, economic development, mental hygiene facilities, and the environment, drive more than 80 percent of the State’s debt service costs.

Debt Service by Function $4.9 Billion Projected in 2007-08 Mid-Year Budget

Education	18%
Health & Mental Health	7%
LGAC	6%
Transportation	24%
Econ. Dev. & Housing	8%
Corrections & State Facilities	12%
DRF & Other	8%
Environment	8%
Tobacco	9%

Statutory Debt Limitations

Debt Reform Act

The Debt Reform Act of 2000 imposed statutory limitations which restricted the issuance of State-supported debt to capital purposes only and established a maximum term of 30 years for such debt. The statute also imposed phased-in caps that ultimately limit the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000.

The statute requires that the limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the Mid-Year Financial Plan Update. If the actual new State-supported debt outstanding and debt service costs are below the caps at this time, State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and debt is found to be within the applicable limitations.

For the 2006-07 fiscal year, the cumulative debt outstanding and debt service caps are 2.98 percent each. As shown in the table below, the actual level of debt outstanding and debt service costs continue to remain below the statutory caps. From April 1, 2000 through March 31, 2007 the State has issued new debt resulting in $17.8 billion of debt outstanding applicable to the debt reform cap. This is $7.5 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $1.4 billion in 2006-07 – or roughly $1.9 billion below the statutory debt service limitation.

Debt Outstanding Cap (millions of dollars)		Debt Service Cap millions of dollars)

New Debt Outstanding	$17,840	New Debt Service	$1,428
Personal Income (CY 2006)	$848,745	Governmental Funds Receipts	$112,397
Debt Outstanding (Percent of PI)	2.10%	Debt Service (Percent of Govt’l Fund Receipts)	1.27%
Cap Imposed by Debt Reform Act	2.98%	Cap Imposed by Debt Reform Act	2.98%

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the current capital plan period, as noted in the tables below. However, the amount of “room” permitted under the cap is projected to decline beginning after 2009-10.

Debt Reform Act Calculations

New Debt Outstanding

(millions of dollars)

Year	Personal Income	Cap %	Actual/ Recommended %	% (Above)/Below Cap
2000-01 (Actual)	655,583	0.75	0.38	0.37

2001-02 (Actual)	682,206	1.25	0.67	0.58

2002-03 (Actual)	684,070	1.65	1.21	0.44

2003-04 (Actual)	701,852	1.98	1.55	0.43

2004-05 (Actual)	737,039	2.32	1.73	0.59

2005-06 (Actual)	771,568	2.65	1.93	0.72

2006-07 (Actual)	848,745	2.98	2.10	0.88

2007-08	906,606	3.32	2.39	0.93

2008-09	949,659	3.65	2.78	0.87

2009-10	998,888	3.98	3.08	0.90

2010-11	1,051,019	4.00	3.25	0.75

2011-12	1,104,910	4.00	3.32	0.68

Debt Reform Act Calculations New Debt Service Costs (millions of dollars)
Year	All Funds Receipts	Cap %	Actual/ Recommended %	% (Above)/Below Cap
2000-01 (Actual)	83,527	0.75	0.09	0.66

2001-02 (Actual)	84,312	1.25	0.36	0.89

2002-03 (Actual)	88,274	1.65	0.53	1.12

2003-04 (Actual)	99,698	1.98	0.84	1.14

2004-05 (Actual)	101,381	2.32	1.07	1.25

2005-06 (Actual)	107,027	2.65	1.16	1.49

2006-07 (Actual)	112,397	2.98	1.27	1.71

2007-08	117,278	3.32	1.53	1.79

2008-09	122,349	3.65	1.79	1.86

2009-10	126,449	3.98	2.13	1.85

2010-11	131,481	4.32	2.49	1.83

2011-12	136,235	4.65	2.66	1.99

CAPITAL OFF-BUDGET SPENDING

(thousands of dollars)

	2007-08 First Quarter	2007-08 Second Quarter	Quarterly Change
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Economic Development	104,450	218,200	113,750
Empire State Development Corporation	31,800	31,800	0

Functional Total	136,250	250,000	113,750

TRANSPORTATION
Transportation, Department of	347,250	347,250	0

Functional Total	347,250	347,250	0

HEALTH AND SOCIAL WELFARE
Health All Other	8,750	8,750	0

Functional Total	8,750	8,750	0

MENTAL HEALTH
Mental Health, Office of	85,759	85,759	0
Mental Retardation and Developmental Disabilities, Office of	49,584	49,584	0
Alcoholism and Substance Abuse Services, Office of	2,879	2,879	0

Functional Total	138,222	138,222	0

EDUCATION
City University of New York	311,400	311,400	0
Education, Department of	1,455,210	1,005,210	(450,000)

School Aid	1,450,000	1,000,000	(450,000)
All Other	5,210	5,210	0
State University of New York	140,000	135,000	(5,000)

Functional Total	1,906,610	1,451,610	(455,000)

TOTAL CAPITAL OFF-BUDGET SPENDING	2,537,082	2,195,832	(341,250)

Special Considerations

Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. For a discussion of the DOB economic forecasts, see the section entitled “Economic Forecast” in this AIS Update. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity. For a discussion of additional risks to the Financial Plan, see the sections entitled “Update on Risks to the Financial Plan” and “Litigation” in this AIS Update.

Budget Process Reform

Chapter 1 of the Laws of 2007, enacted in January 2007, reinstituted and expanded the “quick start” budget process to require each house of the Legislature, the State Comptroller, and the Executive to separately prepare detailed reports containing multi-year cash projections of receipts and disbursements by November 5 of each year. The reports must include, at a minimum, detailed projections of State receipts (for major tax categories, lottery receipts, and miscellaneous receipts) and disbursements for major program areas (for Medicaid, public assistance, and school aid) for the current year and ensuing fiscal years, as well as a description of the underlying factors and data assumptions. The Executive, Legislature and State Comptroller are then required to meet publicly shortly thereafter to discuss their reports. By November 15, the Executive and the Legislature must issue a joint report on the actual, estimated and projected State receipts and disbursements for all funds of the State of the prior, current and ensuing fiscal years.

From November 7 through November 12, meetings were held among the parties to review the reports and identify and evaluate differences. This effort was followed by a public meeting on the reports that took place on November 13, and a joint report was released to the public on November 15 and is available on the DOB website at www.budget.state.ny.us. The joint report reflects a consensus of the anticipated slowdown in national economic growth as well as the considerable economic uncertainties surrounding credit conditions, the housing market, employment growth, Federal monetary policy and oil prices. Estimates by the various parties of total receipts and spending for major program areas resulted in a narrow range around Executive estimates and are explained in greater detail in the joint report available on the DOB website. The current DOB estimated budget gap of $4.3 billion in 2008-09 is in the middle of a narrow range of budget gap estimates made public during the “quick start” process by the Senate Minority ($4.0 billion) and the Assembly Minority ($4.8 billion).

Davis v. Kentucky

On May 21, 2007, the United States Supreme Court agreed to review the decision of the Court of Appeals of Kentucky in Davis v. Kentucky Dep’t of Revenue of the Finance and Admin. Cabinet, 97S.W.3d557 (2007), which held that the disparate state tax treatment of interest income on obligations issued by the State of Kentucky or its political subdivisions and obligations issued by other states or their political subdivisions violated the Commerce Clause of the United States Constitution. Currently, the vast majority of states employ a tax system that provides a preferential treatment that exempts the interest income earned on in-state municipal bonds from state taxation while subjecting the interest income earned on extraterritorially–issued bonds to state taxation.

If the Kentucky decision is affirmed by the United States Supreme Court, a state, including New York State, could be required to eliminate any disparity between the tax treatment of obligations issued by such state and its political subdivisions or instrumentalities and the tax treatment of obligations issued by other states and their respective political subdivisions or instrumentalities. The Supreme Court decision could result in an estimated potential impact of up to $200 million in claims for tax refunds arising out of income tax payments made in prior years. The preliminary estimate of the financial impact on the State of New York of discontinuing the practice of subjecting extraterritorially-issued municipal bonds to state income taxation is approximately $70 million of lost tax revenues annually.

On Monday, November 5, 2007, the Supreme Court heard oral arguments in the Davis case.

GASBS 45

The net positive asset condition is before the State reflects the impact of GASBS 45 “Accounting and Financial Reporting by Employers for Post-employment Benefits Other than Pensions.” GASBS 45 requires State and local governments to reflect the value of post-employment benefits, predominantly health care, for current employees and retirees beginning with the financial statements for the 2007-08 fiscal year.

The State used an independent actuarial consulting firm to calculate retiree health care liabilities. Assuming there is no pre-funding of this liability, the analysis indicates that the present value of the actuarial accrued total liability for benefits as of April 1, 2006 would be roughly $49.7 billion, using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method. This is the actuarial methodology recommended to be used to implement GASBS 45. The actuarial accrued liability was calculated using a 4.2 percent annual discount rate.

The State’s total unfunded liability will be disclosed in the 2007-08 basic financial statements. While the total liability is substantial, GASB rules indicate it may be amortized over a 30-year period; therefore, only the annual amortized liability above the current pay-as-you-go costs would be recognized in the financial statements. Assuming no pre-funding, the 2007-08 liability would total roughly $3.8 billion under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or roughly $2.9 billion above the current pay-as-you-go retiree costs. This difference between the State’s pay-as-you-go costs and the actuarially determined required annual contribution under GASBS 45 would reduce the State’s currently positive net asset condition of roughly $49 billion at the end of 2006-07.

GASB does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a pay-as-you-go basis. Anticipated increases in these costs are reflected in the State’s multi-year Financial Plan as detailed below.

New York State Employee Health Insurance Costs

(millions of dollars)

Year	Active Employees	Retirees	Total
2001-02	937	565	1,502
2002-03	1,023	634	1,657
2003-04	1,072	729	1,801
2004-05	1,216	838	2,054
2005-06	1,331	885	2,216
2006-07	1,518	913	2,431
2007-08	1,572	992	2,564
2008-09	1,700	1,070	2,770
2009-10	1,847	1,166	3,013
2010-11	2,008	1,271	3,279

All numbers reflect the cost of Health Insurance for General State Charges (Executive and Legislative branches) and the Office of Court Administration; actuals through 2006-07.

As noted, the Updated Financial Plan does not assume pre-funding of the GASBS 45 liability. If such liability were pre-funded at this time, the additional cost above the pay-as-you-go amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations, Civil Service, and DOB will continue to review this matter, seek input from the State Comptroller, the legislative fiscal committees and other outside parties.

DOB’s detailed GAAP Financial Plans are provided in the tables at the end of this AIS Update.

GAAP-Basis Results for Prior Fiscal Years

(Reprinted from August 3, 2007 Update to the AIS)

The Comptroller prepares Basic Financial Statements on a GAAP basis for governments as promulgated by GASB. The Basic Financial Statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual

Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section. For information regarding the State’s accounting and financial reporting requirements, see the section in the AIS dated May 8, 2007 entitled “State Organization-Accounting, Financial Reporting and Budgeting.”

Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us. The following table summarizes recent governmental funds results on a GAAP basis.

Comparison of Actual GAAP-Basis Operating Results

Surplus/(Deficit)

(millions of dollars)

Fiscal Year Ended	General Fund	Special Revenue Funds	Debt Service Funds	Capital Projects Funds	All Governmental Funds	Accum. General Fund Surplus/ (Deficit)
March 31, 2007	202	(840)	92	501	(45)	2,384
March 31, 2006	1,636	3,128	(664)	(251)	3,849	2,182
March 31, 2005	827	833	361	89	2,110	546

Beginning with the fiscal year ended March 31, 2003, statements have been prepared in accordance with GASBS 34. GASBS 34 has significantly affected the accounting and financial reporting for all state and local governments. The financial reporting model redefined the financial reporting model by changing its focus to major funds, rather than fund types, requiring a new section called management discussion and analysis (the “MD&A”), and containing new government-wide financial statements which includes all revenues and all costs of providing services each year. The new Basic Financial Statements and the MD&A are issued in place of the general purpose financial statements. The new statements also report on all current assets and liabilities and also long-term assets and liabilities, such as capital assets, including infrastructure (e.g., roads and bridges).

Summary of Net Assets

(millions of dollars)

Fiscal Year Ended	Governmental Activities	Business- Type Activities	Total Primary Government
March 31, 2007	45,327	3,599	48,926
March 31, 2006	45,997	3,136	49,133
March 31, 2005	41,190	2,645	43,835

State Organization

State Retirement Systems

General

The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees’ Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2006-07 fiscal year. There were 3,009 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2007, 662,633 persons were members and 350,066 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Contributions

Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, are required to contribute 3 percent of their salaries for their first 10 years of membership.

Legislation enacted in May 2003 realigned the Retirement Systems billing cycle to match governments’ budget cycles and also instituted a minimum annual payment. The employer contribution for a given fiscal year will be based on the value of the pension fund and its liabilities on the prior April 1. In addition, employers are required to make a minimum contribution of at least 4.5 percent of payroll every year.

The State paid, in full, its employer contributions for the fiscal year ending March 31, 2008. The payment of $1,032.7 million was paid on June 1, 2007. This amount included the Judiciary bill and the amortization payments for the 2005 and 2006 bills.

The State bill for the fiscal year ending March 31, 2009 is estimated to be $1,087.8 million, assuming a payment date of September 1, 2008.

Assets and Liabilities

Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2007 were $156.6 billion (including $2.7 billion in receivables), an increase of $14.0 billion or 9.8 percent from the 2005-06 level of $142.6 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $153.7 billion on April 1, 2006 to $163.1 billion (including $61.9 billion for current retirees and beneficiaries) on April 1, 2007. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2007 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2007 fiscal year, 40 percent of the unexpected gain for the 2006 fiscal year and 60 percent of the unexpected gain for the 2005 fiscal year. Actuarial assets increased from $132.1 billion on April 1, 2006 to $142.6 billion on April 1, 2007. The funded ratio, as of April 1, 2006, using the entry age normal funding method, was 104%. The table that follows shows the actuarially determined contributions that have been made over the last nine years. See also “Contributions” above.

Net Assets Available for Benefits of the

New York State and Local Retirement Systems (1)

(millions of dollar)

Fiscal Year Ended March 31 1999	Total Assets(2)	Percent Increase/ (Decrease) From Prior Year
1999	112,723	6.0
2000	128,889	14.3
2001	114,044	(11.5)
2002	112,725	(1.2)
2003	97,373	(13.6)
2004	120,799	24.1
2005	128,038	6.0
2006	142,620	11.4
2007	156,625	9.8

Sources:	State and Local Retirement Systems.
(1)	Includes relatively small amounts held under Group Life Insurance Plan. Includes some employer contribution receivables. Fiscal year ending March 31, 2007 includes approximately $2.7 billion of receivables.
(2)	Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

Contributions and Benefits

New York State and Local Retirement Systems

(millions of dollars)

Contributions Recorded

Fiscal Year Ended March 31	All Participating Employers(1)	Local Employers(1)	State(1)	Employees	Total Benefits Paid(2)
1999	292	156	136	400	3,570
2000	165	11	154	423	3,787
2001	215	112	103	319	4,267
2002	264	199	65	210	4,576
2003	652	378	274	219	5,030
2004	1,287	832	455	222	5,424
2005	2,965	1,877	1,088	227	5,691
2006	2,782	1,714	1,068	241	6,073
2007	2,718	1,730	988	250	6,432

(1)	Includes employer premiums to Group Life Insurance Plan.
(2)	Includes payments from Group Life Insurance Plan.

Authorities and Localities

Public Authorities

For the purposes of this disclosure, public authorities refer to certain of its public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt under the section entitled “Debt and Other Financing Activities” in this statement. As of December 31, 2006, each of the 19 public authorities below had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $129 billion, only a portion of which constitutes State-supported or State-related debt. The table below summarizes the outstanding debt of these public authorities.

Outstanding Debt of Certain Public Authorities (1) (2) (3)

As of December 31, 2006

(million dollars)

Public Authority	State- Related Conduit (4)	Authority Revenue Bonding	Other Conduit Bonding	Total
Dormitory Authority (5)	15,319	0	18,421	33,740
Metropolitan Transportation Authority	2,289	14,343	0	16,632
Port Authority of NY & NJ	0	12,330	0	12,330
Thruway Authority	8,942	1,861	0	10,803
Housing Finance Agency	1,365	6,485	0	7,850
Environmental Facilities Corporation	689	6,647	250	7,586
Triborough Bridge and Tunnel Authority	181	7,026	0	7,207
Long Island Power Authority(6)	0	7,117	0	7,117
UDC/ESDC	5,771	457	0	6,228
Local Government Assistance Corporation	4,204	0	0	4,204
Tobacco Settlement Financing Corporation	4,084	0	0	4,084
Energy Research and Development Authority(6)	9	0	3,655	3,664
State of New York Mortgage Agency	0	2,902	0	2,902
Power Authority	0	2,142	0	2,142
Battery Park City Authority	0	1,041	0	1,041
Convention Center Development Corporation	0	700	0	700
Municipal Bond Bank Agency	484	50	0	534
Niagara Frontier Transportation Authority	0	185	0	185
United Nations Development Corporation	0	128	0	128
TOTAL OUTSTANDING	43,337	63,414	22,326	129,077

Source: Office of the State Comptroller. Debt Classifications are estimated by Budget Division.

(1)	Includes only certain of the public authorities which have more than $100 million in outstanding debt.
(2)	Reflects original par amounts for bonds and financing arrangements or original gross proceeds in the case of capital appreciation bonds. Amounts outstanding do not reflect accretion of capital appreciation bonds or premiums received.
(3)	Includes short-term and long-term debt.
(4)	Reflects debt for which the primary repayment source is from State appropriations or assigned revenues of the State.
(5)	Includes debt previously issued by New York State Medical Care Facilities Finance Agency, which was consolidated with the Dormitory Authority on September 1, 1995.
(6)	Includes $155 million in bonds issued by the New York State Energy Research and Development Authority and included in amounts reported for both NYSERDA and LIPA.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007. The State assumes no liability or responsibility for any financial information reported by The City of New York. The following table summarizes the debt of New York City.

Debt of New York City

as of June 30 of each year

(millions of dollars)

Year	General Obligation Bonds	Obligations of TFA (1)		Obligations of MAC	Obligations of STAR Corp. (2)	Obligations of TSASC, Inc.	HYIC (3)	Other (4) Obligations	Treasury Obligations	Total
1980	6,179	–		6,116	–	–	–	995	(295)	12,995
1990	13,449	–		7,122	–	–	–	1,077	(1,671)	20,027
1995	24,992	–		4,882	–	–	–	1,299	(1,243)	29,930
1996	26,627	–		4,724	–	–	–	1,394	(1,122)	31,623
1997	27,549	–		4,424	–	–	–	1,464	(391)	33,046
1998	27,310	2,150		4,066	–	–	–	1,529	(365)	34,690
1999	27,834	4,150		3,832	–	–	–	1,835	(299)	37,352
2000	27,245	6,438	(5)	3,532	–	709	–	2,065	(230)	39,759
2001	27,147	7,386		3,217	–	704	–	2,019	(168)	40,305
2002	28,465	10,489	(6)	2,880	–	740	–	2,463	(116)	44,921
2003	29,679	13,134	(7)	2,151	–	1,258	–	2,328	(64)	48,486
2004	31,378	13,364		1,758	–	1,256	–	2,561	(52)	50,265
2005	33,903	12,977		–	2,551	1,283	–	3,746	(39)	54,421
2006	35,844	12,233		–	2,470	1,334	–	3,500	–	55,381
2007	34,506	14,607		–	2,368	1,317	2,100	3,394	–	58,292

Source: Office of the State Comptroller.

(1)	Includes amounts for Building Aid Revenue Bonds (BARBS), the debt service on which will be funded solely from future State Building Aid payments that are subject to appropriation by the State and have been assigned by the City of New York to the TFA.
(2)	A portion of the proceeds of the Sales Tax Asset Receivable Corporation (STARC) Bonds were used to retire outstanding Municipal Assistance Corporation bonds. The debt service on STARC bonds will be funded from annual revenues to be provided by the State, subject to annual appropriation. These revenues have been assigned to the Corporation by the Mayor of The City of New York.
(3)	Includes a $100 million obligation to the MTA.
(4)	Includes bonds issued by the Fiscal Year 2005 Securitization Corporation, the Industrial Development Agency and the Samurai Funding Corporation. Also included are bonds issued by the Dormitory Authority of the State of New York for education, health, and court capital projects and other long-term leases which will be repaid from revenues of the City or revenues that would otherwise be available to the City if not needed for debt service.
(5)	Includes $515 million of bond anticipation notes issued to finance the City’s capital expenditures.
(6)	Includes $2.2 billion of bond anticipation notes used to finance the City’s capital expenditures in the amount of $1.2 billion and Recovery notes for costs related to and arising from events on September 11, 2001 at the World Trade Center in the amount of $1 billion.
(7)	Includes $1.11 billion of bond anticipation notes issued to finance the City’s capital expenditures)

The staffs of the Financial Control Board for the City of New York (FCB), the Office of the State Deputy Comptroller (OSDC), the City Comptroller and the Independent Budget Office, issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor,

New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2007-08 fiscal year or thereafter.

Litigation

Real Property Claims

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and The Onondaga Nation v. The State of New York, et al.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York Case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory”

described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable under CERCLA for the State’s response costs and for damages to the State’s natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation. The parties are currently engaged in mediation.

CASH FINANCIAL PLAN

GENERAL FUND

2007-2008 through 2010-2011

(millions of dollars)

	2007-2008 Projected	2008-2009 Projected	2009-2010 Projected	2010-2011 Projected
Receipts:
Taxes:
Personal income tax	22,697	23,939	25,463	27,203
User taxes and fees	8,506	8,805	9,150	9,508
Business taxes	6,500	6,669	6,854	6,889
Other taxes	1,102	1,211	1,342	1,425
Miscellaneous receipts	2,444	2,052	2,163	2,233
Federal grants	71	55	55	55
Transfers from other funds:
PIT in excess of Revenue Bond debt service	8,445	8,793	9,152	9,641
Sales tax in excess of LGAC debt service	2,305	2,327	2,425	2,534
Real estate taxes in excess of CW/CA debt service	636	614	595	598
All other transfers	681	386	358	392

Total receipts	53,387	54,851	57,557	60,478

Disbursements:
Grants to local governments	36,763	41,332	45,156	48,909
State operations	9,579	10,015	10,415	10,729
General State charges	4,496	4,808	5,097	5,386
Transfers to other funds:
Debt service	1,551	1,687	1,676	1,703
Capital projects	112	452	561	966
Other purposes	1,168	885	892	867

Total disbursements	53,669	59,179	63,797	68,560

Deposit to/(use of) Community Projects Fund	76	(63)	(62)	(151)

Deposit to/(use of) Rainy Day Reserve Fund	175	0	0	0

Deposit to/(use of) Debt Reduction Reserve Fund	0	0	0	0

Deposit to/(use of) Prior Year Reserves	(512)	0	0	0

Deposit to/(use of) Current Year Reserves	(21)	0	0	0

Margin	0	(4,265)	(6,178)	(7,931)

Source: NYS DOB

CASH FINANCIAL PLAN

GENERA FUND

2007-2008

(millions of dollars)

	First Quarter	Change	Mid-Year
Opening fund balance	3,045	0	3,045

Receipts:
Taxes:
Personal income tax	23,071	(374)	22,697
User taxes and fees	8,527	(21)	8,506
Business taxes	6,679	(179)	6,500
Other taxes	1,135	(33)	1,102
Miscellaneous receipts	2,355	89	2,444
Federal Grants	75	(4)	71
Transfers from other funds:
PIT in excess of Revenue Bond debt service	8,507	(62)	8,445
Sales tax in excess of LGAC debt service	2,321	(16)	2,305
Real estate taxes in excess of CW/CA debt service	636	0	636
All other transfers	690	(9)	681

Total receipts	53,996	(609)	53,387

Disbursements:
Grants to local governments	37,279	(516)	36,763
State operations	9,613	(34)	9,579
General State charges	4,525	(29)	4,496
Transfers to other funds:
Debt service	1,578	(27)	1,551
Capital projects	89	23	112
Other purposes	911	257	1,168

Total disbursements	53,995	(326)	53,669

Change in fund balance	1	(283)	(282)

Closing fund balance	3,046	(283)	2,763

Reserves
Tax Stabilization Reserve Fund	1,031	0	1,031
Statutory Rainy Day Reserve Fund	175	0	175
Contingency Reserve Fund	21	0	21
Community Projects Fund	354	0	354
Debt Reduction Reserve Fund	250	(250)	0
Reserve for Likely Risks	1,215	(33)	1,182

Prior Year Reserves	1,203	0	1,203
Increase/(Decrease) From Current Year	12	(33)
Operations			(21)

Source: NYS DOB

CASH FINANCIAL PLAN

GENERA FUND

2008-2009

(millions of dollars)

	First Quarter	Change	Mid-Year
Receipts:
Taxes:
Personal income tax	24,426	(487)	23,939
User taxes and fees	8,900	(95)	8,805
Business taxes	6,707	(38)	6,669
Other taxes	1,211	0	1,211
Miscellaneous receipts	1,862	190	2,052
Federal Grants	59	(4)	55
Transfers from other funds:
PIT in excess of Revenue Bond debt service	8,904	(111)	8,793
Sales tax in excess of LGAC debt service	2,363	(36)	2,327
Real estate taxes in excess of CW/CA debt service	614	0	614
All other	407	(21)	386

Total receipts	55,453	(602)	54,851

Disbursements:
Grants to local governments	41,544	(212)	41,332
State operations	10,016	(1)	10,015
General State charges	4,969	(161)	4,808
Transfers to other funds:
Debt service	1,703	(16)	1,687
Capital projects	400	52	452
Other purposes	903	(18)	885

Total disbursements	59,535	(356)	59,179

Deposit to/(use of) Community Projects Fund	(63)	0	(63)

Deposit to/(use of) Prior Year Reserves	405	405	0

Margin	(3,614)	(651)	(4,265)

Source: NYS DOB

CASH FINANCIAL PLAN

GENERA FUND

2009-2010

(millions of dollars)

	First Quarter	Change	Mid-Year
Receipts:
Taxes:
Personal income tax	26,025	(562)	25,463
User taxes and fees	9,271	(121)	9,150
Business taxes	6,913	(59)	6,854
Other taxes	1,342	0	1,342
Miscellaneous receipts	2,061	102	2,163
Federal Grants	59	(4)	55
Transfers from other funds:
PIT in excess of Revenue Bond debt service	9,307	(155)	9,152
Sales tax in excess of LGAC debt service	2,468	(43)	2,425
Real estate taxes in excess of CW/CA debt service	594	1	595
All other	380	(22)	358

Total receipts	58,420	(863)	57,557

Disbursements:
Grants to local governments	45,457	(301)	45,156
State operations	10,407	8	10,415
General State charges	5,282	(185)	5,097
Transfers to other funds:
Debt service	1,692	(16)	1,676
Capital projects	534	27	561
Other purposes	846	46	892

Total disbursements	64,218	(421)	63,797

Deposit to/(use of) Community Projects Fund	(62)	0	(62)

Deposit to/(use of) Prior Year Reserves	(405)	405	0

Margin	(5,331)	(847)	(6,178)

Source: NYS DOB

CASH FINANCIAL PLAN

GENERAL FUND

2009-2010

(millions of dollars)

	First Quarter	Change	Mid-Year
Receipts:
Taxes:
Personal income tax	27,841	(638)	27,203
User taxes and fees	9,634	(126)	9,508
Business taxes	6,928	(39)	6,889
Other taxes	1,425	0	1,425
Miscellaneous receipts	2,061	172	2,233
Federal Grants	59	(4)	55
Transfers from other funds:
PIT in excess of Revenue Bond debt service	9,826	(185)	9,641
Sales tax in excess of LGAC debt service	2,579	(45)	2,534
Real estate taxes in excess of CW/CA debt service	597	1	598
All other	414	(22)	392

Total receipts	61,364	(886)	60,478

Disbursements:
Grants to local governments	48,865	(44)	48,909
State operations	10,663	66	10,729
General State charges	5,585	(199)	5,386
Transfers to other funds:
Debt service	1,721	(18)	1,703
Capital projects	945	21	966
Other purposes	854	13	867

Total disbursements	68,633	(73)	68,560

Deposit to/(use of) Community Projects Fund	(151)	0	(151)

Deposit to/(use of) Prior Year Reserves	(405)	405	0

Margin	(6,713)	(1,218)	(7,931)

Source:	NYS DOB

CASH FINANCIAL PLAN

GENERA FUND

2007-2008

(millions of dollars)

	2006-2007 Actuals	2007-2008 Mid-Year	Annual Change
Opening fund balance	3,257	3,045	(212)

Receipts:
Taxes:
Personal income tax	22,939	22,697	(242)
User taxes and fees	8,186	8,506	320
Business taxes	6,468	6,500	32
Other taxes	1,075	1,102	27
Miscellaneous receipts	2,268	2,444	176
Federal Grants	151	71	(80)
Transfers from other funds:
PIT in excess of Revenue Bond debt service	7,136	8,445	1,309
Sales tax in excess of LGAC debt service	2,093	2,305	212
Real estate taxes in excess of CW/CA debt service	753	636	(117)
All other transfers	310	681	371

Total receipts	51,379	53,387	2,008

Disbursements:
Grants to local governments	34,302	36,763	2,461
State operations	9,319	9,579	260
General State charges	4,403	4,496	93
Transfers to other funds:
Debt service	1,906	1,551	(355)
Capital projects	389	112	(277)
Other purposes	1,272	1,168	(104)

Total disbursements	51,591	53,669	2,078

Change in fund balance	(212)	(282)	(70)

Closing fund balance	3,045	2,763	(282)

Reserves
Tax Stabilization Reserve Fund	1,031	1,031	0
Statutory Rainy Day Reserve Fund	0	175	175
Contingency Reserve Fund	21	21	0
Community Projects Fund	278	354	76
Debt Reduction Reserve Fund	0	0	0
Reserve for Likely Risks	1,715	1,182	(533)

Prior Year Reserves	1,715	1,203	(512)
Increase/(Decrease) From Current Year Operations	0	(21)	(21)

Source:	NYS DOB

CURRENT STATE RECEIPTS

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	2006-2007 Actuals	2007-2008 Mid-Year	Annual Change
Personal income tax	22,939	22,697	(242)

User taxes and fees	8,186	8,506	320

Sales and use tax	7,539	7,865	326
Cigarette and tobacco taxes	411	407	(4)
Motor vehicle fees	(16)	(18)	(2)
Alcoholic beverages taxes	194	200	6
Alcoholic beverage control license fees	58	52	(6)
Business taxes	6,468	6,500	32

Corporation franchise tax	3,676	3,675	(1)
Corporation and utilities tax	626	618	(8)
Insurance taxes	1,142	1,176	34
Bank tax	1,024	1,031	7
Other taxes	1,075	1,102	27

Estate tax	1,063	1,081	18
Gift tax	(10)	0	10
Real property gains tax	0	0	0
Pari-mutuel taxes	21	20	(1)
Other taxes	1	1	0
Total taxes	38,668	38,805	137

Miscellaneous receipts	2,268	2,444	176

Federal Grants	151	71	(80)

Total	41,087	41,320	233

Source:	NYS DOB

CASH FINANCIAL PLAN

STATE FUNDS

2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	3,045	3,671	(228)	233	6,721

Receipts:
Taxes	38,805	7,861	2,017	12,521	61,204
Miscellaneous receipts	2,444	13,583	3,213	671	19,911
Federal grants	71	1	0	0	72

Total receipts	41,320	21,445	5,230	13,192	81,187

Disbursements:
Grants to local governments	36,763	16,429	452	0	53,644
State operations	9,579	5,672	0	61	15,312
General State charges	4,496	635	0	0	5,131
Debt service	0	0	0	4,296	4,296
Capital projects	0	5	4,376	0	4,381

Total disbursements	50,838	22,741	4,828	4,357	82,764

Other financing sources (uses):
Transfers from other funds	12,067	1,373	332	5,675	19,447
Transfers to other funds	(2,831)	(864)	(928)	(14,480)	(19,103)
Bond and note proceeds	0	0	298	0	298

Net other financing sources (uses)	9,236	509	(298)	(8,805)	642

Change in fund balance	(282)	(787)	104	30	(935)

Closing fund balance	2,763	2,884	(124)	263	5,786

Source:	NYS DOB

CASH FINANCIAL PLAN

STATE FUNDS

2008-2009

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,884	(124)	263	3,023

Receipts:
Taxes	40,624	8,592	2,078	13,205	64,499
Miscellaneous receipts	2,052	13,639	3,502	679	19,872
Federal grants	55	1	0	0	56

Total receipts	42,731	22,232	5,580	13,884	84,427

Disbursements:
Grants to local governments	41,332	16,935	454	0	58,721
State operations	10,015	5,824	0	60	15,899
General State charges	4,808	642	0	0	5,450
Debt service	0	0	0	4,665	4,665
Capital projects	0	3	5,227	0	5,230

Total disbursements	56,155	23,404	5,681	4,725	89,965

Other financing sources (uses):
Transfers from other funds	12,120	1,341	705	5,638	19,804
Transfers to other funds	(3,024)	(642)	(1,022)	(14,767)	(19,455)
Bond and note proceeds	0	0	457	0	457

Net other financing sources (uses)	9,096	699	140	(9,129)	806

Deposit to/(use of) Community Projects Fund	(63)	0	0	0	(63)

Change in fund balance	(4,265)	(473)	39	30	(4,669)

Closing fund balance	(4,265)	2,411	(85)	293	(1,646)

Source:	NYS DOB

CASH FINANCIAL PLAN

STATE FUNDS

2009-2010

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,411	(85)	293	2,619

Receipts:
Taxes	42,809	9,123	2,160	13,945	68,037
Miscellaneous receipts	2,163	13,432	3,483	682	19,760
Federal grants	55	1	0	0	56

Total receipts	45,027	22,556	5,643	14,627	87,853

Disbursements:
Grants to local governments	45,156	17,569	466	0	63,191
State operations	10,415	5,840	0	60	16,315
General State charges	5,097	656	0	0	5,753
Debt service	0	0	0	5,137	5,137
Capital projects	0	3	5,330	0	5,333

Total disbursements	60,668	24,068	5,796	5,197	95,729

Other financing sources (uses):
Transfers from other funds	12,530	1,351	744	5,784	20,409
Transfers to other funds	(3,129)	(553)	(1,112)	(15,205)	(19,999)
Bond and note proceeds	0	0	608	0	608

Net other financing sources (uses)	9,401	798	240	(9,421)	1,018

Deposit to (use of) Community Projects Fund	(62)	0	0	0	(62)

Change in fund balance	(6,178)	(714)	87	9	(6,796)

Closing fund balance	(6,178)	1,697	2	302	(4,177)

Source: NYS DOB

CURRENT FINANCIAL PLAN

STATE FUNDS

2010 and 2011

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	1,697	2	302	2,001

Receipts:
Taxes	45,025	9,490	2,158	14,735	71,408
Miscellaneous receipts	2,233	13,891	3,272	683	20,079
Federal grants	55	1	0	0 56

Total receipts	47,313	23,382	5,430	15,418	91,543

Disbursements:
Grants to local governments	48,909	18,353	442	0	67,704
State operations	10,729	5,942	0	61	16,732
General State charges	5,386	670	0	0	6,056
Debt service	0	0	0	5,729	5,729
Capital projects	0	2	5,134	0	5,136

Total disbursements	65,024	24,967	5,576	5,790	101,357

Other financing sources (uses):
Transfers from other funds	13,165	1,325	1,023	6,166	21,679
Transfers to other funds	(3,536)	(470)	(1,451)	(15,801)	(21,258)
Bond and note proceeds	0	0	655	0	655
Net other financing sources (uses)	9,629	855	227	(9,635)	1,076

Deposit to (use of) Community Projects Fund	(151)	0	0	0	(151)

Change in fund balance	(7,931)	(730)	81	(7)	(8,587)

Closing fund balance	(7,931)	967	83	295	(6,586)

Source: NYS DOB

CURRENT FINANCIAL PLAN

ALL GOVERNMENTAL FUNDS

2007 and 2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	3,045	4,007	(432)	233	6,853

Receipts:	38,805	7,861	2,017	12,521	61,204
Taxes	2,444	13,730	3,213	671	20,058
Miscellaneous receipts	71	34,066	1,879	0	36,016

Federal grants	41,320	55,657	7,109	13,192	117,278

Total receipts	3,045	4,007	(432)	233	6,853
Disbursements:
Grants to local governments	36,763	46,871	594	0	84,228
State operations	9,579	8,921	0	61	18,561
General State charges	4,496	877	0	0	5,373
Debt service	0	0	0	4,296	4,296
Capital projects	0	6	6,139	0	6,145

Total disbursements	50,838	56,675	6,733	4,357	118,603

Other financing sources (uses):	12,067	3,869	332	5,675	21,943
Transfers from other funds	(2,831)	(3,726)	(941)	(14,480)	(21,978)
Transfers to other funds	0	0	298	0	298

Bond and note proceeds	9,236	143	(311)	(8,805)	263

Net other financing sources (uses)	(282)	(875)	65	30	(1,062)

Change in fund balance	2,763	3,132	(367)	263	5,791

Closing fund balance	12,067	3,869	332	5,675	21,943

Source: NYS DOB

CURRENT FINANCIAL PLAN

ALL GOVERNMENTAL FUNDS

2008 and 2009

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	3,132	(367)	263	3,028

Receipts:
Taxes	40,624	8,592	2,078	13,205	64,499
Miscellaneous receipts	2,052	13,782	3,502	679	20,015
Federal grants	55	35,685	2,095	0	37,835

Total receipts	42,731	58,059	7,675	13,884	122,349

Disbursements:
Grants to local governments	41,332	48,887	620	0	90,839
State operations	10,015	9,062	0	60	19,137
General State charges	4,808	892	0	0	5,700
Debt service	0	0	0	4,665	4,665
Capital projects	0	4	7,135	0	7,139

Total disbursements	56,155	58,845	7,755	4,725	127,480

Other financing sources (uses):
Transfers from other funds	12,120	3,781	705	5,638	22,244
Transfers to other funds	(3,024)	(3,483)	(1,035)	(14,767)	(22,309)
Bond and note proceeds	0	0	457	0	457

Net other financing sources (uses)	9,096	298	127	(9,129)	392

Deposit to (use of) Community Projects Fund	(63)	0	0	0	(63)

Change in fund balance	(4,265)	(488)	47	30	(4,676)

Closing fund balance	(4,265)	2,644	(320)	293	(1,648)

Source: NYS DOB

CURRENT FINANCIAL PLAN

ALL GOVERNMENTAL FUNDS

2009 and 2010

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	2,644	(320)	293	2,617

Receipts:
Taxes	42,809	9,123	2,160	13,945	68,037
Miscellaneous receipts	2,163	13,575	3,483	682	19,903
Federal grants	55	36,423	2,031	0	38,509

Total receipts	45,027	59,121	7,674	14,627	126,449

Disbursements:
Grants to local governments	45,156	50,243	632	0	96,031
State operations	10,415	9,048	0	60	19,523
General State charges	5,097	911	0	0	6,008
Debt service	0	0	0	5,137	5,137
Capital projects	0	4	7,172	0	7,176

Total disbursements	60,668	60,206	7,804	5,197	133,875

Other financing sources (uses):
Transfers from other funds	12,530	3,787	744	5,784	22,845
Transfers to other funds	(3,129)	(3,429)	(1,126)	(15,205)	(22,889)
Bond and note proceeds	0	0	608	0	608

Net other financing sources (uses)	9,401	358	226	(9,421)	564

Deposit to (use of) Community Projects Fund	(62)	0	0	0	(62)

Change in fund balance	(6,178)	(727)	96	9	(6,800)

Closing fund balance	(6,178)	1,917	(224)	302	(4,183)

Source: NYS DOB

CURRENT FINANCIAL PLAN

ALL GOVERNMENTAL FUNDS

2009 and 2010

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Opening fund balance	0	1,917	(224)	302	1,995

Receipts:
Taxes	45,025	9,490	2,158	14,735	71,408
Miscellaneous receipts	2,233	14,034	3,272	683	20,222
Federal grants	55	37,874	1,922	0	39,851
Total receipts	47,313	61,398	7,352	15,418	131,481

Disbursements:
Grants to local governments	48,909	52,398	608	0	101,915
State operations	10,729	9,215	0	61	20,005
General State charges	5,386	927	0	0	6,313
Debt service	0	0	0	5,729	5,729
Capital projects	0	3	6,843	0	6,846
Total disbursements	65,024	62,543	7,451	5,790	140,808

Other financing sources (uses):
Transfers from other funds	13,165	3,759	1,023	6,166	24,113
Transfers to other funds	(3,536)	(3,358)	(1,465)	(15,801)	(24,160)
Bond and note proceeds	0	0	655	0	655
Net other financing sources (uses)	9,629	401	213	(9,635)	608

Deposit to (use of) Community Projects Fund	(151)	0	0	0	(151)

Change in fund balance	(7,931)	(744)	114	(7)	(8,568)

Closing fund balance	(7,931)	1,173	(110)	295	(6,573)

Source: NYS DOB

CASHFLOW GENERAL FUND 2007-2008 (dollars in millions)

	2007 April Actuals	May Actuals	June Actuals	July Actuals	August Actuals	September Actuals	October Projected	November Projected	December Projected	2008 January Projected	February Projected	March Projected	Total
OPENING BALANCE	3,045	6,903	3,136	2,881	3,448	2,854	4,142	3,030	1,789	1,764	6,538	6,295	3,045

RECEIPTS:
Personal Income Tax	4,017	748	2,414	1,396	1,376	1,971	820	253	920	5,245	1,821	1,716	22,697
User Taxes and Fees	679	623	877	671	645	872	627	619	908	661	550	774	8,506
Business Taxes	58	146	1,103	98	139	1,209	116	108	1,401	81	192	1,849	6,500
Other Taxes	81	80	107	100	64	81	98	98	98	98	98	99	1,102

Total Taxes	4,835	1,597	4,501	2,265	2,224	4,133	1,661	1,078	3,327	6,085	2,661	4,438	38,805

Licenses, fees, etc.	37	98	20	45	66	50	49	44	31	33	39	125	637
Abandoned Property	5	0	0	19	9	33	20	180	48	39	53	278	684
Reimbursement	6	7	25	11	10	20	14	15	26	9	16	40	199
Investment income	70	7	25	22	(11)	6	53	4	9	19	(4)	0	200
Other transactions	13	15	167	41	45	47	23	23	33	36	33	248	724

Total Miscellaneous Receipts	131	127	237	138	119	156	159	266	147	136	137	691	2,444

Federal Grants	0	12	22	1	5	0	10	0	8	6	7	0	71
PIT in excess of Revenue Bond Debt Service	1,338	198	886	499	401	951	593	158	795	1,684	168	774	8,445
Sales Tax in Excess of LGAC Debt Service	137	41	360	232	196	270	191	188	280	198	2	210	2,305
Real Estate Taxes in Excess of CW/CA Debt Service	55	61	95	62	75	66	37	37	37	37	37	37	636
All Other	3	1	120	29	8	1	10	6	40	0	0	463	681

Total Transfers from Other Funds	1,533	301	1,461	822	680	1,288	831	389	1,152	1,919	207	1,484	12,067

TOTAL RECEIPTS	6,499	2,037	6,221	3,226	3,028	5,577	2,661	1,733	4,634	8,146	3,012	6,613	53,387

DISBURSEMENTS:
School Aid	236	2,143	1,512	17	504	1,284	501	888	1,345	456	646	6,698	16,230
Higher Education	18	10	335	100	186	77	417	28	240	38	330	545	2,324
All Other Education	26	124	345	161	72	112	175	85	92	210	145	189	1,736
Medicaid	869	1,267	918	538	1,040	710	655	578	321	862	617	648	9,023
Public Health	16	35	117	32	35	23	123	16	22	107	62	96	684
Mental Hygiene	45	58	62	153	67	135	227	70	194	258	180	407	1,856
Children and Families	5	130	91	223	98	125	71	80	258	92	87	347	1,607
Temporary & Disability Assistance	55	252	248	150	152	184
Transportation	0	14	45	1	13	1	0	15	7	0	8	2	106
All Other	22	70	444	50	56	135	59	52	273	81	21	541	1,804

Total Local Assistance Grants	1,292	4,103	4,117	1,425	2,223	2,786	2,384	1,675	2.931	2,111	2,237	9,479	36,763

Personal Service	633	814	599	589	749	546	700	533	481	506	310	232	6,692
Non-Personal Service	203	239	275	208	255	209	177	207	222	271	242	379	2,887

Total State Operations	836	1,053	874	797	1,004	755	877	740	703	777	552	611	9,579

General State Charges	262	430	1,218	258	269	268	343	302	255	360	230	301	4,496

Debt Service	45	144	210	49	40	292	32	142	408	4	25	160	1,551
Capital Projects	89	55	8	51	56	66	114	50	62	97	143	(679)	112
Other Purposes	117	19	49	79	30	122	23	65	300	23	68	273	1,168

Total Transfer to Other Funds	251	218	267	179	126	480	169	257	770	124	236	(246)	2,831

TOTAL DISBURSEMENTS	2,641	5,804	6,476	2,659	3,622	4,289	3,773	2,974	4,659	3,372	3,255	10,145	53,669

Excess/(Deficiency) of Receipts over Disbursements	3,858	(3,767)	(255)	567	(594)	1,288	(1,112)	(1,241)	(25)	4,774	(243)	(3,532)	(282)

CLOSING BALANCE	6,903	3,136	2,881	3,448	2,854	4,142	3,030	1,789	1,764	6,538	6,295	2,763	2,763

Source: NYS DOB

CASH DISBURSEMENT BY FUNCTION

ALL GOVERNMETNAL FUNDS

(thousands of dollars)

	2006-2007 Actuals	2007-2008 Projected	2008-2009 Projected	2009-2010 Projected	2010-2011 Projected	2011-2012 Projected
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of	94,967	104,415	137,839	105,599	106,245	107,067
Alcoholic Beverage Control	11,696	13,012	13,819	14,125	14,187	14,380
Banking Department	57,224	61,413	62,337	63,549	64,347	62,977
Consumer Protection Board	2,792	3,055	3,496	3,537	3,576	3,626
Economic Development Capital Programs	45,777	134,010	103,405	269,980	224,430	69,930
Economic Development, Department of	42,681	53,968	52,227	52,556	52,567	52,359
Empire State Development Corporation	169,786	471,955	725,885	456,085	191,345	153,684
Energy Research and Development Authority	28,865	28,623	30,013	30,197	30,395	30,597
Housing and Community Renewal, Division of	272,073	306,915	301,530	281,750	282,666	279,425
Insurance Department	145,590	250,421	254,334	255,459	256,603	256,603
Olympic Regional Development Authority	8,250	14,126	9,009	9,217	9,437	9,663
Public Service, Department of	50,931	56,484	59,750	61,445	63,263	65,065
Science, Technology and Innovation, Foundation for	52,263	52,576	48,423	44,491	44,503	43,878
Strategic Investment	4,840	28,000	10,000	14,000	14,000	10,376
Universal Broadband	0	0	0	0	0	0

Functional Total	987,735	1,578,973	1,812,067	1,661,990	1,357,564	1,159,630

PARKS AND THE ENVIRONMENT
Adirondack Park Agency	4,599	5,740	5,929	5,935	5,942	5,942
Environmental Conservation, Department of	818,004	922,198	904,056	922,377	919,980	919,588
Environmental Facilities Corporation	8,416	11,760	11,815	6,760	6,760	6,760
Hudson River Park Trust	26,284	20,000	20,682	0	0	0
Parks, Recreation and Historic Preservation, Office of	257,877	256,643	255,196	254,687	256,193	254,815

Functional Total	1,115,180	1,216,341	1,197,678	1,189,759	1,188,875	1,187,105

TRANSPORTATION
Motor Vehicles, Department of	257,839	285,613	312,877	305,656	314,705	322,711
Thruway Authority	1,775	1,734	1,778	1,822	1,868	1,915
Metropolitan Transportation Authority	0	93,700	188,550	258,700	278,922	262,600
Transportation, Department of	5,553,463	6,292,252	6,746,633	6,803,233	6,957,508	7,102,976

Functional Total	5,813,077	6,673,299	7,249,838	7,369,411	7,553,003	7,690,202

HEALTH AND SOCIAL WELFARE
Aging, Office for the	197,862	229,194	238,087	238,032	241,368	240,214
Children and Family Services, Office of	2,711,049	2,910,947	3,210,676	3,323,098	3,472,775	3,597,265
Health, Department of	37,770,678	37,063,874	40,293,592	43,188,895	45,830,775	48,573,216

Medical Assistance	32,388,167	30,983,532	33,919,992	36,741,206	39,220,132	42,006,574
Medicaid Administration	745,408	820,000	853,000	887,000	922,500	959,250
All Other	4,637,103	5,260,342	5,520,600	5,560,689	5,6888,143	5,607,392
Human Rights, Division of	16,226	15,816	16,287	16,287	16,287	16,287
Labor, Department of	518,146	511,341	514,123	514,119	514,119	519,078
Medicaid Inspector General, Office of	34,842	74,017	91,437	92,686	93,805	94,480
Prevention of Domestic Violence, Office for	2,315	2,556	2,610	2,622	2,634	2,644
Stem Cell and Innovation	0	15,000	100,000	85,000	50,000	50,000

Source: NYS DOB

CASH DISBURSEMENT BY FUNCTION

ALL GOVERNMETNAL FUNDS

(thousands of dollars)

	2006-2007 Actuals	2007-2008 Projected	2008-2009 Projected	2009-2010 Projected	2010-2011 Projected	2011-2012 Projected
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of	4,458,278	4,664,522	4,626,868	4,635,440	4,642,494	4,649,620

Welfare Assistance	3,016,154	3,189,923	3,137,674	3,141,143	3,141,056	3,141,056
Welfare Administration	380,349	376,933	377,933	377,933	377,933	377,933
All Other	1,061,775	1,097,666	1,111,261	1,116,364	1,123,505	1,130,631
Welfare Inspector General, Office of	1,074	1,181	1,237	1,254	1,271	1,288
Workers’ Compensation Board	148,277	162,246	182,810	184,926	187,181	187,181

Functional Total	45,858,747	45,650,694	49,277,727	52,282,359	55,052,709	57,931,273

MENTAL HEALTH
Mental Health, Office of	2,335,339	2,544,287	2,726,247	2,873,471	2,935,694	2,981,667
Mental Hygiene, Department of	8,473	7,800	7,800	7,800	7,800	7,800
Mental Retardation and Developmental Disabilities, Office of	3,168,254	3,417,597	3,596,421	3,710,885	3,826,940	3,851,140
Alcoholism and Substance Abuse Services, Office of	521,906	595,046	662,478	711,530	697,324	721,305
Developmental Disabilities Planning Council	4,129	3,621	3,617	3,617	3,617	3,617
Quality of Care for the Mentally Disabled, Commission on	12,605	15,532	16,354	16,655	16,708	16,742

Functional Total	6,050,706	6,583,883	7,012,917	7,323,958	7,488,083	7,582,271

PUBLIC PROTECTION
Capital Defenders Office	1,558	1,300	1,183	1,188	1,193	1,198
Correction, Commission of	2,621	2,629	2,807	2,838	2,868	2,900
Correctional Services, Department of	2,736,338	2,702,325	2,843,213	2,912,837	2,988,030	3,058,338
Crime Victims Board	60,073	62,709	62,441	62,494	62,547	62,602
Criminal Justice Services, Division of	267,326	248,655	270,106	258,161	253,826	246,219
Homeland Security	29,562	420,160	564,701	360,888	367,289	368,069
Investigation, Temporary State Commission of	3,551	3,929	4,152	4,219	4,242	4,291
Judicial Commissions	2,785	4,785	5,139	5,221	5,283	5,386
Military and Naval Affairs, Division of	401,627	462,207	342,663	134,713	155,526	174,263
Parole, Division of	194,729	205,978	220,361	233,189	250,269	255,269
Probation and Correctional Alternatives, Division of	72,752	74,649	74,975	75,001	75,040	74,730
State Police, Division of	644,506	611,974	648,787	651,883	646,174	637,009

Functional Total	4,417,428	4,801,300	5,040,528	4,702,632	4,812,287	4,890,274

EDUCATION
Arts, Council on the	49,244	55,766	54,662	54,842	54,823	54,923
City University of New York	1,064,544	1,143,206	1,345,089	1,408,404	1,473,096	1,497,123
Education, Department of	26,657,044	29,388,344	31,473,044	33,935,258	36,607,711	38,920,180

School Aid	20,088,579	21,840,418	23,314,664	25,244,610	27,499,698	29,472,357
STAR Property Tax Relief	3,993,970	4,730,450	5,358,402	5,837,916	6,141,480	6,420,480
Handicapped	1,620,800	1,719,600	1,788,490	1,849,790	1,914,590	1,983,090
All Other	953,695	1,097,876	1,011,488	1,002,942	1,051,943	1,044,253
Higher Education Services Corporation	956,737	954,454	946,923	948,415	949,939	951,495
Higher Education Capital grants	0	10,000	50,000	30,000	30,000	30,000
State University Construction Fund	13,157	12,478	12,804	12,936	13,071	13,207
State University of New York	5,447,926	5,762,148	5,890,821	5,998,441	6,043,172	6,069,682

Functional Total	34,188,652	37,326,396	39,773,343	42,388,296	45,171,812	47,536,610

Source: NYS DOB

CASH DISBURSEMENT BY FUNCTION

ALL GOVERNMETNAL FUNDS

(thousands of dollars)

	2006-2007 Actuals	2007-2008 Projected	2008-2009 Projected	2009-2010 Projected	2010-2011 Projected	2011-2012 Projected
GENERAL GOVERNMENT
Audit and Control, Department of	244,078	249,819	256,361	259,404	263,243	265,562
Budget, Division of the	54,817	92,212	111,825	112,400	115,800	117,780
Civil Service, Department of	24,363	23,653	24,122	24,302	24,535	24,771
Elections, State Board of	13,037	91,119	171,917	9,442	94,716	9,833
Employee Relations, Office of	3,852	4,000	4,177	4,162	4,203	4,243
Executive Chamber	14,517	20,320	20,930	21,560	22,200	22,870
General Services, Office of	255,060	229,594	238,377	229,486	241,073	239,518
Inspector General, Office of	5,933	6,908	7,248	7,422	7,542	7,624
Law, Department of	193,461	211,763	219,139	222,363	225,452	230,343
Lieutenant Governor, Office of the	360	1,378	1,420	1,460	1,500	1,550
Lottery, Division of	177,360	182,527	183,147	187,318	191,393	191,393
Racing and Wagering Board, State	16,899	18,754	18,178	18,622	18,803	18,803
Real Property Services, Office of	47,620	52,114	53,312	54,845	55,710	56,256
Regulatory Reform, Governor’s Office of	3,509	3,781	3,530	3,576	3,600	3,600
Public Employment Relations Board	3,376	4,077	4,237	4,273	4,314	4,361
State, Department of	148,140	210,303	162,785	158,031	158,035	154,567
Tax Appeals, Division of	3,228	3,233	3,273	3,308	3,343	3,343
Taxation and Finance, Department of	355,452	367,658	364,785	368,913	373,114	373,114
Technology, Office for	19,258	29,699	35,188	54,550	80,950	26,472
Lobbying, Temporary State Commission on	2,338	0	0	0	0	(332)
Veterans Affairs, Division of	14,117	15,368	17,820	16,844	16,508	16,071
Functional Total	1,600,775	1,818,280	1,901,771	1,762,281	1,906,034	1,771,742
ALL OTHER CATEGORIES
Legislature	213,118	220,319	223,168	225,841	225,887	225,887
Judiciary (excluding fringe benefits)	1,731,791	1,862,488	1,990,944	2,144,246	2,209,154	2,307,248
World Trade Center	37,020	70,000	100,000	70,000	30,000	10,000
Local Government Assistance	1,156,176	938,461	1,306,360	1,383,039	1,451,708	1,421,739
Long-Term Debt Service	4,450,737	4,296,495	4,664,926	,136,929	5,728,945	6,014,730
General State Charges	5,222,834	5,373,074	5,699,637	6,007,676	6,313,345	6,699,132
Miscellaneous	(80,058)	193,213	229,005	226,749	318,541	367,632
Functional Total	12,731,618	12,954,050	14,214,040	15,194,480	16,277,580	17,046,368
TOTAL ALL GOVERNMENTAL FUNDS SPENDING	112,763,918	118,603,216	127,479,909	133,875,166	140,807,947	146,795,475

GAAP FINANCIAL PLAN

GENERAL FUND

2006-2007 and 2007-2008

(millions of dollars)

	2006-2007 Results	2007-2008 Mid-Years	Annual Change
Revenues:
Taxes:
Personal income tax	22,496	22,463	(33)
User taxes and fees	8,131	8,584	453
Business taxes	6,330	6,804	474
Other taxes	1,011	1,202	191
Miscellaneous revenues	6,224	5,328	(896)
Federal grants	67	71	4

Total revenues	44,259	44,452	193

Expenditures:
Grants to local governments	36,495	39,241	2,746
State operations	11,303	12,053	750
General State charges	4,138	3,901	(237)
Debt service	0	0	0
Capital projects	0	1	1

Total expenditures	51,936	55,196	3,260

Other financing sources (uses):
Transfers from other funds	13,914	15,081	1,167
Transfers to other funds	(6,386)	(5,547)	839
Proceeds from financing arrangements/ advance refundings	351	367	16

Net other financing sources (uses)	7,879	9,901	2,022

(Excess) deficiency of revenues and other financing sources over expenditures and other financing uses	202	(843)	(1,045)

Accumulated Surplus/(Deficit)	2,384	1,541	(843)

Source: NYS DOB

GAAP FINANCIAL PLAN

ALL GOVERNMENTAL FUNDS

MID-YEAR UPDATE

2007-2008

(millions of dollars)

	General Fund	Special Revenue Funds	Capital Projects Funds	Debt Service Funds	(MEMO) Total
Revenues:
Taxes	39,053	7,853	2,017	12,570	61,493
Patient fees	0	0	0	326	326
Miscellaneous revenues	5,328	5,093	418	24	10,863
Federal grants	71	36,571	1,879	0	38,521

Total revenues	44,452	49,517	4,314	12,920	111,203

Expenditures:
Grants to local governments	39,241	46,736	593	0	86,570
State operations	12,053	1,810	0	61	13,924
General State charges	3,901	335	0	0	4,236
Debt service	0	0	0	3,608	3,608
Capital projects	1	5	7,603	0	7,609

Total expenditures	55,196	48,886	8,196	3,669	115,947

Other financing sources (uses):
Transfers from other funds	15,081	2,832	297	5,675	23,885
Transfers to other funds	(5,547)	(3,941)	(958)	(14,837)	(25,283)
Proceeds of general obligation bonds	0	0	298	0	298
Proceeds from financing arrangements/ advance refundings	367	0	3,600	0	3,967

Net other financing sources (uses)	9,901	(1,109)	3,237	(9,162)	2,867

(Excess) deficiency of revenues and other financing sources over expenditures and other financing uses	(843)	(478)	(645)	89	(1,877)

Source: NYS DOB

PART	C. OTHER INFORMATION

Item 23.	Exhibits.

All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*), which are filed herewith.

(a)	Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on May 28, 1999.)

(a)(1)	Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(b)	Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed on January 30, 2006.)

(c)	Copy of Specimen certificate of Capital Stock for Class D Shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on January 27, 1998.)

(d)	Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)	Addendum to Sales/Bank Agreement. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1)	Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2)	Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(3)	Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(4)	Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(f)	Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(f)(1)	Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(g)	Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(h)	Not applicable.

(i)	Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on May 28, 1999.)

(i)(1)	Opinion and Consent of Counsel. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(j)	*Consent of Independent Registered Public Accounting Firm.

(j)(1)	*Consent of Colorado Counsel.

PART C.     OTHER INFORMATION (continued)

(j)(2)	*Consent of Georgia Counsel.

(j)(3)	*Consent of Louisiana Counsel.

(j)(4)	*Consent of Maryland Counsel.

(j)(5)	*Consent of Massachusetts Counsel.

(j)(6)	*Opinion and Consent of Michigan Counsel.

(j)(7)	*Opinion and Consent of Minnesota Counsel.

(j)(8)	*Consent of Missouri Counsel.

(j)(9)	*Consent of New York Counsel.

(j)(10)	*Consent of Ohio Counsel.

(j)(11)	*Opinion and Consent of Oregon Counsel.

(j)(12)	*Consent of South Carolina Counsel.

(k)	Not applicable.

(l)	Form of Purchase Agreement for Initial Capital for Class C shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on May 28, 1999.)

(l)(1)	Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(m)	Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on May 28, 1999.)

(m)(1)	Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(m)(2)	Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(m)(3)	Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4)	Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4)(a)	Form of Supplemental Fund Services Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

PART C.     OTHER INFORMATION (continued)

(m)(5)	Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6)	Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(7)	Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(8)	Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 filed on January 28, 2005.)

(m)(9)	Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(10)	Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(11)	Form of Supplemental Fund Services Agreement between The Princeton Retirement Group, Inc. and GPC Securities, Inc. and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(12)	Form of Mutual Fund Services Agreement between Prudential Investment Management Services LLC, Prudential Investments LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(11) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(m)(13)	Form of Operating Agreement between Pershing LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(12) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(m)(14)	Form of Load Fund Operating Agreement between Charles Schwab & Co., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(13) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(n)	Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 29 to the Registration Statement of Seligman New Jersey Municipal Fund, Inc. filed on January 28, 2008.)

(p)	Code of Ethics of the Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates, as amended. (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

PART C.     OTHER INFORMATION (continued)

(Other	Exhibits:) *(a) Power of Attorney for Dr. Maureen Fonseca.

(b) Power of Attorney for John F. Maher. (Incorporated by reference to Registrant's Post-Effective Amendment No. 44 filed on January 29, 2007.)

(c) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed on January 28, 2002.)

(d) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)

Item 24.	Persons Controlled by or Under Common Control with Registrant. None.

Item 25.	Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant’s Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) to Registrant’s Post-Effective Amendment No. 30 to the Registration Statement and Article Tenth of Registrant’s Amended and Restated By-laws filed as Exhibit Item 23(b) to Post-Effective Amendment No. 43 filed on January 30, 2006.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (“Seligman”), is the Registrant’s investment manager and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is as follows (The principal business address of all Seligman companies is 100 Park Avenue, New York, NY 10017):

Michael J. Alpert

J. & W. Seligman & Co. Incorporated – Managing Director (2007-)

Senior Vice President (1999-2006) and Portfolio Manager (1999-)

Wharton School – M.B.A. – Finance/Investment Management (1997 – 1999)

John H. Clark

J. & W. Seligman & Co. Incorporated – Director & Chief Administrative Officer (2004-)

& Managing Director (1999-)

Seligman Data Corp. - President (1997-), Director (1996-)

Seligman Advisors, Inc. - Director (2004-)

Seligman Services, Inc. - Director (2004-)

John B. Cunningham

J. & W. Seligman & Co. Incorporated – Director (2005-), Managing Director, Chief Investment

Officer

& Portfolio Manager (2004-)

Salomon Brothers Asset Management - Managing Director & Senior Portfolio

Manager (1991-2004); 399 Park Avenue, New York, NY 10022

PART C.     OTHER INFORMATION (continued)

Neil T. Eigen

J. & W. Seligman & Co. Incorporated - 1997 - Director (2004-), Managing Director &

Portfolio Manager (1997-)

Seligman Advisors, Inc.- Director (2004-)

Seligman Services, Inc. - Director (2004-)

Charles W. Kadlec

J. & W. Seligman & Co. Incorporated - 1985 - Director (2004-), Managing Director (1991-)

& Portfolio Manager (2000-)

Seligman Advisors, Inc. - President (2005), Director (2004-), Executive Vice

President (2004-2004) & Chief Investment Strategist (1993-2004)

Seligman Services, Inc. - Director & President (2004-)

J. Eric Misenheimer

J. & W. Seligman & Co. Incorporated - 2005 – Managing Director (2006-), Portfolio Manager (2005-)

and Senior Vice President (2005-2005)

Northern Trust Global Investments – Senior Vice President & Portfolio Manager (1999-2005); 50

South LaSalle Street, Chicago, IL 60675

Thomas G. Moles

J. & W. Seligman & Co. Incorporated - 1983—Director, Managing Director & Portfolio

Manager (1990-)

Seligman Advisors, Inc. - Director (1990-)

Seligman Services, Inc. - Director (1994-) & Vice President (1996-)

William C. Morris

J. & W. Seligman & Co. Incorporated - Chairman & Director (1988-)

Seligman Services, Inc. - Chairman & Director (1994-)

Seligman Advisors, Inc. - Chairman & Director (1989-)

Seligman Data Corp. - Director (1989-)

Carbo Ceramics, Inc. - Chairman & Director (1987-); 6565 MacArthur Blvd, Irving, TX 75039

Kerr-McGee, Corp. - Director (1977-2003); 123 Robert S. Kerr Avenue, Oklahoma City, OK 73102

Francis L. Mustaro

J. & W. Seligman & Co. Incorporated – Managing Director (2007-), Portfolio Manager (2006-) and

Senior Vice President

Citigroup Asset Management – (acquired by Legg Mason) – Managing Director (2004-2006)

Director (2000-2004) & Senior Portfolio Manager (1995-2006)

Frank J. Nasta

J. & W. Seligman & Co. Incorporated - 1993 - Director (2004-) & Managing Director (2003-),

General Counsel (1999-), Corporate Secretary (1995-) & Senior Vice President (1996-2002)

Seligman Services, Inc. - Director (2004-) & Corporate Secretary (1995-)

Seligman Advisors, Inc. - Director (2004-) & Corporate Secretary (1995-)

Seligman Data Corp. - Corporate Secretary (1994-)

Albert A. Pisano

J. & W. Seligman & Co. Incorporated -1998- Chief Compliance Officer (2004-), Senior Vice President

(2005-),

Vice President (1998-2005) and Director of Compliance (1998-2004)

Seligman Advisors, Inc. - Chief Compliance Officer (2004-), Senior Vice President (2005-),

Vice President (1998-2005) & Director of Compliance (1998-2004)

Seligman Services, Inc. - Chief Compliance Officer (2004-), Senior Vice President (2005-),

Vice President (1998-2005) & Director of Compliance (1998-2004)

Thomas G. Rose

J. & W. Seligman & Co. Incorporated – 1992 – Managing Director (2006-), Chief Financial Officer

(2005-), Senior Vice President (2000-2005), Finance (2000-2004) & Treasurer (1992-2000)

PART C.     OTHER INFORMATION (continued)

Rodney G.D. Smith

J. & W. Seligman & Co. Incorporated - Director & Managing Director (1997-)

Seligman Advisors, Inc. - Director (2004-)

Seligman Services, Inc. - Director (2004-)

David F. Stein

J. & W. Seligman & Co. Incorporated - 1990 - Director - (1990-) & Vice Chairman (1996-)

Seligman Services, Inc. - Director (1994-), President (2001-2004)

Seligman Advisors, Inc. - Director (1990-)

Erik J. Voss

J. & W. Seligman & Co. Incorporated – 2006 – Managing Director (2007-) and Portfolio Manager (2006-)

Wells Capital Management – Portfolio Manager (2000-2006)

Paul H. Wick

J. & W. Seligman & Co. Incorporated - 1987 - Director (1997-), Managing Director &

Portfolio Manager (1995-)

Seligman Advisors, Inc. - Director (2004-)

Seligman Services, Inc. - Director (2004-)

Brian T. Zino

J. & W. Seligman & Co. Incorporated - 1982 - Director (1987-) & President (1996-)

Seligman Services, Inc. - Director (1994-)

Seligman Advisors, Inc. - Director (1988-)

Seligman Data Corp. - Chairman (1987-) & Director (1986-)

Item 27.	Principal Underwriters.

(a)	The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Capital Fund, Inc. Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund, Inc., Seligman Income and Growth Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., Seligman Asset Allocation Series, Inc., Seligman Value Fund Series, Inc.

(b)	Name of each director, officer or partner of Registrant’s principal underwriter named in response to Item 20.

Seligman Advisors, Inc.

As of January 7, 2008

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
William C. Morris*	Chairman of the Board and Director	Chairman of the Board
Brian T. Zino*	Director	President, Director and Chief Executive Officer
Charles W. Kadlec*	Director and President	None
David F. Stein*	Director	None
Rodney G.D. Smith*	Director	None
John H. Clark*	Director	None
John B. Cunningham*	Director	None
Neil T. Eigen*	Director	None

PART C.     OTHER INFORMATION (continued)

Seligman Advisors, Inc.

As of January 7, 2008

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Thomas G. Moles*	Director	None
Paul H. Wick*	Director	None
Richard M. Potocki*	Managing Director, Director of Sales	None
Jonathan G. Evans*	Managing Director, Sales	None
Bruce M. Tuckey*	Managing Director, Sales	None
Andrew S. Veasy*	Managing Director, Sales	None
Peter Quinn*	Managing Director, National Sales	None
Michelle L. Rappa*	Managing Director, Director of Marketing	None
Thomas G. Rose*	Senior Vice President, Finance	Vice President
James R. Besher*	Senior Vice President, Regional Sales	None
Steven O’Brien*	Senior Vice President, Regional Sales	None
Gerald I. Cetrulo, III*	Senior Vice President, Sales	None
Arthur A. Condron*	Senior Vice President, Offshore	None
Sales and Administration
Emily H. Calcagno*	Senior Vice President, Relationship Management	None
Jeffrey S. Dean*	Senior Vice President, Director of	None
Operations and Business Planning
Kenneth J. Dougherty*	Senior Vice President, Sales	None
Sales Director
Ronald W. Pond*	Senior Vice President, Divisional	None
Sales Director
Thomas P. Parnell*	Senior Vice President, Sales	None
Daniel R. Molloy*	Senior Vice President, Regional	None
Retirement Plans Manager
Jeffery C. Pleet*	Senior Vice President, Regional	None
Retirement Plans Manager
Judith L. Lyon*	Senior Vice President, Sales	None
Gary A. Terpening*	Senior Vice President, Director of	None
Business Development
Matthew K. Scott*	Senior Vice President, Regional Retirement Plans Manager	None
Nicole C. Grogan*	Senior Vice President, Manager, Sales Administration and Planning, Managed Money	None
Peter J. Campagna*	Senior Vice President, Managed Products	None
Matthew Witschel*	Senior Vice President, Manager of Internal Sales	None
Matthew Saunders*	Vice President, Product Manager	None
Paula A. Smith*	Senior Vice President, Director of	None
Retirement Plans
William A. DeSanto*	Senior Vice President, Director of	None
Product Management
Karin Billias*	Vice President, Retirement Marketing	None
Marco F. Acosta*	Vice President, Product Manager	None
Robert T. Maloney*	Vice President, Relationship Manager	None
Michael E. Swinarski*	Vice President, Relationship Manager	None
Kevin Collins*	Vice President, Regional Retirement	None
Kurt Stam*	Vice President, Product Manager	None

PART C.     OTHER INFORMATION (continued)

Seligman Advisors, Inc.

As of January 7, 2008

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Brian C. Kelleher*	Vice President, Regional Sales	None
David C. Carrano*	Vice President, Regional Sales	None
Matthew R. Compton*	Vice President, Regional Sales	None
James M. Wing*	Vice President, Regional Sales	None
Chad Harding*	Vice President, Regional Sales	None
Seth Leibick*	Vice President, Regional Sales	None
Lisa M. MacDonald*	Vice President, Sales Administration and Planning	None
Bret L. Solnoki*	Vice President, Sub-Advisory	None
Frank J. Nasta*	Director and Corporate Secretary	Secretary
Paul B. Goucher*	Assistant Corporate Secretary	None
Jennifer G. Muzzey*	Assistant Corporate Secretary	None
Joseph D’Alessandro*	Assistant Corporate Secretary	None
Albert A. Pisano*	Senior Vice President, Chief Compliance Officer	None
Katherine J. Shetler*	Vice President and Treasurer	None
Julie S. Rosenberg*	Assistant Treasurer	None
Lawrence P. Vogel*	Assistant Treasurer	Vice President and Treasurer
Thomas Figueira*	Assistant Treasurer	None
Brian R. Nash*	Assistant Treasurer	None
Jennie Haluska*	Assistant Treasurer	None
Keith R. Landry*	Vice President, Manager, Order Desk	None
Glen Matthews*	Assistant Vice President, Order Desk	None
Valerie Rummo*	Assistant Vice President, Retirement Sales Desk Manager	None
Mike Lynn*	Assistant Vice President, Regional Sales	None
Mike Stoppiello*	Assistant Vice President, Regional Sales	None
George Kounalakis*	Assistant Vice President, Regional Sales	None
Oscar Lagos*	Assistant Vice President, Operations	None

*	The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)	Not Applicable.

Item 28.	Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, custodian of the Registrant’s cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, who maintains shareholder records for the Registrant.

Item 29.	Management Services. Not Applicable.

Item 30.	Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 46 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of January, 2008.

SELIGMAN MUNICIPAL FUND SERIES, INC.

By:	/s/ Brian T. Zino
Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 46 has been signed below by the following persons in the capacities indicated on January 28, 2008.

Signature	Title

/s/ Brian T. Zino Brian T. Zino	President, Director and Chief Executive Officer (Principal Executive Officer)

/s/ William C. Morris William C. Morris	Chairman of the Board and Director

/s/ Lawrence P. Vogel Lawrence P. Vogel	Treasurer (Principal Financial and Accounting Officer)

Maureen Fonseca, Director	)
John R. Galvin, Director	)
John F. Maher, Director	)
Frank A. McPherson, Director	)
Betsy S. Michel, Director	)	/s/ Brian T. Zino
Leroy C. Richie, Director	)	Brian T. Zino, Attorney in Fact
Robert L. Shafer, Director	)
James N. Whitson, Director	)

SELIGMAN MUNICIPAL FUND SERIES, INC.

Post-Effective Amendment No. 46 to the

Registration Statement on Form N-1A

EXHIBIT INDEX

Form N-1A Item No.	Description

Item 23(j)	Consent of Independent Registered Public Accounting Firm.

Item 23(j)(1)	Consent of Colorado Counsel.

Item 23(j)(2)	Consent of Georgia Counsel.

Item 23(j)(3)	Consent of Louisiana Counsel.

Item 23(j)(4)	Consent of Maryland Counsel.

Item 23(j)(5)	Consent of Massachusetts Counsel.

Item 23(j)(6)	Opinion and Consent of Michigan Counsel.

Item 23(j)(7)	Opinion and Consent of Minnesota Counsel.

Item 23(j)(8)	Consent of Missouri Counsel.

Item 23(j)(9)	Consent of New York Counsel.

Item 23(j)(10)	Consent of Ohio Counsel.

Item 23(j)(11)	Opinion and Consent of Oregon Counsel.

Item 23(j)(12)	Consent of South Carolina Counsel.

(Other Exhibits:)	Power of Attorney for Dr. Maureen Fonseca.